Document and Entity Information (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Jan. 31, 2013	Jun. 30, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	WELLS FARGO & COMPANY/MN
Entity Central Index Key	0000072971
Document Type	10-K
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		5,270,881,531
Entity Public Float			$ 175.4

Consolidated Statement of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Interest income
Trading assets	$ 1,358		$ 1,440		$ 1,098
Securities available for sale	8,098		8,475		9,666
Mortgages held for sale	1,825		1,644		1,736
Loans held for sale	41		58		101
Loans	36,482		37,247		39,760
Other interest income	587		548		435
Total interest income	48,391		49,412		52,796
Interest expense:
Deposits	1,727		2,275		2,832
Short-term borrowings	79		80		92
Long-term debt	3,110		3,978		4,888
Other interest expense	245		316		227
Total interest expense	5,161		6,649		8,039
Net interest income	43,230		42,763		44,757
Provision for credit losses	7,217		7,899		15,753
Net interest income after provision for credit losses	36,013		34,864		29,004
Noninterest income
Service charges on deposit accounts	4,683		4,280		4,916
Trust and investment fees	11,890		11,304		10,934
Card fees	2,838		3,653		3,652
Other fees	4,519		4,193		3,990
Mortgage banking	11,638		7,832		9,737
Insurance	1,850		1,960		2,126
Net gains from trading activities	1,707		1,014		1,648
Net gains (losses) on debt securities available for sale	(128)	[1]	54	[1]	(324)	[1]
Net gains from equity investments	1,485	[2]	1,482	[2]	779	[2]
Operating leases	567		524		815
Other	1,807		1,889		2,180
Total noninterest income	42,856		38,185		40,453
Noninterest expense
Salaries	14,689		14,462		13,869
Commission and incentive compensation	9,504		8,857		8,692
Employee benefits	4,611		4,348		4,651
Equipment	2,068		2,283		2,636
Net occupancy	2,857		3,011		3,030
Core deposit and other intangibles	1,674		1,880		2,199
FDIC and other deposit assessments	1,356		1,266		1,197
Other	13,639		13,286		14,182
Total noninterest expense	50,398		49,393		50,456
Income before income tax expense	28,471		23,656		19,001
Income tax expense	9,103		7,445		6,338
Net income before noncontrolling interests	19,368		16,211		12,663
Less: Net income (loss) from noncontrolling interests	471		342		301
Wells Fargo net income	18,897		15,869		12,362
Less: Preferred stock dividends and other	898		844		730
Wells Fargo net income applicable to common stock	$ 17,999		$ 15,025		$ 11,632
Per share information
Earnings per common share	$ 3.4		$ 2.85		$ 2.23
Diluted earnings per common share	$ 3.36		$ 2.82		$ 2.21
Dividends declared per common share	$ 0.88		$ 0.48		$ 0.2
Average common shares outstanding	5,287.6		5,278.1		5,226.8
Diluted average common shares outstanding	5,351.5		5,323.4		5,263.1

[1]	Total other-than-temporary impairment (OTTI) losses (gains) were $3 million, $349 million and $500 million for the year ended December 31, 2012, 2011 and 2010, respectively. Of total OTTI, losses of $240 million, $423 million and $672 million were recognized in earnings, and gains of $(237) million, $(74) million and $(172) million were recognized as non-credit-related OTTI in other comprehensive income for the year ended December 31, 2012, 2011 and 2010, respectively.
[2]	Includes OTTI losses of $176 million, $288 million and $268 million for the year ended December 31, 2012, 2011 and 2010, respectively.

Consolidated Statement of Income (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Noninterest income
Total OTTI recorded as part of gross realized losses	$ 256	$ 541	$ 692
Other than Temporary Impairment Losses, Investments, Portion Recognized in Earnings, Net, Available-for-sale Equity Securities and Nonmarketable Equity Securities	176	288	268
Debt Securities [Member]
Noninterest income
Total OTTI losses recorded on debt securities	3	349	500
Total OTTI recorded as part of gross realized losses	240	423	672
Total recorded directly to OCI for non-credit-related impairment	$ (237)	$ (74)	$ (172)

Consolidated Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Wells Fargo net income	$ 18,897	$ 15,869	$ 12,362
Foreign currency translation adjustments:
Net unrealized gains (losses) arising during the period, Before tax	(6)	(37)	83
Reclassification of net gains to net income, Before tax	(10)	0	0
Securities available for sale:
Net unrealized gains (losses) arising during the period, Before tax	5,143	(588)	2,624
Reclassification of net (gains) losses to net income, Before tax	(271)	(696)	77
Derivatives and hedging activities:
Net unrealized gains arising during the period, Before tax	52	190	750
Reclassification of net gains on cash flow hedges to net income, Before tax	(388)	(571)	(613)
Defined benefit plans adjustments:
Net actuarial gains (losses) arising during the period, Before tax	(775)	(1,079)	20
Amortization of net actuarial loss and prior service cost to net income, Before tax	144	99	104
Other comprehensive income (loss), Before tax	3,889	(2,682)	3,045
Income tax (expense) benefit related to other comprehensive income	(1,442)	1,139	(1,291)
Other comprehensive income (loss), Net of tax	2,447	(1,543)	1,754
Less: Other comprehensive income (loss) attributable to noncontrolling interests	4	(12)	25
Wells Fargo other comprehensive income (loss), net of tax	2,443	(1,531)	1,729
Total comprehensive income	21,815	14,668	14,417
Total Wells Fargo stockholders' equity [Member]
Wells Fargo net income	18,897	15,869	12,362
Defined benefit plans adjustments:
Wells Fargo other comprehensive income (loss), net of tax	2,443	(1,531)	1,729
Wells Fargo Comprehensive Income	21,340	14,338	14,091
Noncontrolling interests [Member]
Defined benefit plans adjustments:
Less: Other comprehensive income (loss) attributable to noncontrolling interests	4	(12)	25
Comprehensive income from noncontrolling interests	$ 475	$ 330	$ 326

Consolidated Statement of Comprehensive Income (Alternative) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Income and Comprehensive Income [Abstract]
Total comprehensive income	$ 21,815	$ 14,668	$ 14,417

Consolidated Balance Sheet (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Assets
Cash and Due from Banks	$ 21,860		$ 19,440
Federal funds sold, securities purchased under resale agreements and other short-term investments	137,313		44,367
Trading assets	57,482		77,814
Securities available for sale	235,199		222,613
Mortgages held for sale (includes $42,305 and $44,791 carried at fair value)	47,149		48,357
Loans held for sale (includes $6 and $1,176 carried at fair value)	110		1,338
Loans (includes $6,206 and $5,916 carried at fair value)	799,574		769,631
Allowance for loan losses	(17,060)		(19,372)
Net loans	782,514		750,259
Mortgage servicing rights:
Measured at fair value	11,538		12,603
Amortized	1,160		1,408
Premises and equipment, net	9,428		9,531
Goodwill	25,637		25,115
Other assets	93,578		101,022
Total assets	1,422,968	[1]	1,313,867	[1]
Liabilities
Noninterest-bearing deposits	288,207		244,003
Interest-bearing deposits	714,628		676,067
Total deposits	1,002,835		920,070
Short-term borrowings	57,175		49,091
Accrued expenses and other liabilities	76,668		77,665
Long-term debt (includes $1 and $0 carried at fair value)	127,379		125,354
Total liabilities	1,264,057	[2]	1,172,180	[2]
Wells Fargo stockholders' equity:
Preferred stock	12,883		11,431
Common stock - $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares and 5,358,522,061 shares	9,136		8,931
Additional paid-in capital	59,802		55,957
Retained earnings	77,679		64,385
Cumulative other comprehensive income	5,650		3,207
Treasury stock - 215,497,298 shares and 95,910,425 shares	(6,610)		(2,744)
Unearned ESOP shares	(986)		(926)
Total Wells Fargo stockholders' equity	157,554		140,241
Noncontrolling interests	1,357		1,446
Total equity	158,911		141,687
Total liabilities and equity	$ 1,422,968		$ 1,313,867

[1]	Our consolidated assets at December 31, 2012 and December 31, 2011, include the following assets of certain variable interest entities (VIEs) that can only be used to settle the liabilities of those VIEs: Cash and due from banks, $260 million and $321 million; Trading assets, $114 million and $293 million; Securities available for sale, $2.8 billion and $3.3 billion; Mortgages held for sale, $469 million and $444 million; Net loans, $10.6 billion and $12.0 billion; Other assets, $457 million and $1.9 billion, and Total assets, $14.6 billion and $18.2 billion, respectively.
[2]	Our consolidated liabilities at December 31, 2012 and December 31, 2011, include the following VIE liabilities for which the VIE creditors do not have recourse to Wells Fargo: Short-term borrowings, $0 and $24 million; Accrued expenses and other liabilities, $134 million and $175 million; Long-term debt, $3.5 billion and $4.9 billion; and Total liabilities, $3.6 billion and $5.1 billion, respectively.

Consolidated Balance Sheet (Parenthetical) (USD $)	Dec. 31, 2012		Dec. 31, 2011
Assets
Cash and Due from Banks	$ 21,860,000,000		$ 19,440,000,000
Trading assets	57,482,000,000		77,814,000,000
Securities available for sale	235,199,000,000		222,613,000,000
Mortgages held for sale	47,149,000,000		48,357,000,000
Mortgages held for sale, carried at fair value	42,305,000,000		44,791,000,000
Loans held for sale, carried at fair value	6,000,000		1,176,000,000
Loans, carried at fair value	6,206,000,000		5,916,000,000
Net loans	782,514,000,000		750,259,000,000
Other assets	93,578,000,000		101,022,000,000
Total assets	1,422,968,000,000	[1]	1,313,867,000,000	[1]
Liabilities
Short-term borrowings	57,175,000,000		49,091,000,000
Accrued expenses and other liabilities	76,668,000,000		77,665,000,000
Long-term debt (includes $1 and $0 carried at fair value)	127,379,000,000		125,354,000,000
Long-term debt, carried at fair value	1,000,000		0
Total liabilities	1,264,057,000,000	[2]	1,172,180,000,000	[2]
Wells Fargo stockholders' equity:
Common stock, par value	$ 1.67		$ 1.67
Common stock, shares issued	5,481,811,474		5,358,522,061
Common stock, shares authorized	9,000,000,000		9,000,000,000
Treasury stock, shares	215,497,298		95,910,425
VIEs that we consolidate [Member]
Assets
Cash and Due from Banks	260,000,000		321,000,000
Trading assets	114,000,000		293,000,000
Securities available for sale	2,772,000,000		3,332,000,000
Mortgages held for sale	469,000,000		444,000,000
Net loans	10,553,000,000		11,967,000,000
Other assets	457,000,000		1,858,000,000
Total assets	14,625,000,000		18,215,000,000
Liabilities
Short-term borrowings	2,059,000,000		3,450,000,000
Accrued expenses and other liabilities	901,000,000		1,138,000,000
Long-term debt (includes $1 and $0 carried at fair value)	3,483,000,000		4,932,000,000
Total liabilities	6,443,000,000		9,520,000,000
Vies That We Consolidate No Recourse [Member]
Liabilities
Short-term borrowings	0		24,000,000
Accrued expenses and other liabilities	134,000,000		175,000,000
Long-term debt (includes $1 and $0 carried at fair value)	3,500,000,000		4,900,000,000
Total liabilities	$ 3,600,000,000		$ 5,100,000,000

[1]	Our consolidated assets at December 31, 2012 and December 31, 2011, include the following assets of certain variable interest entities (VIEs) that can only be used to settle the liabilities of those VIEs: Cash and due from banks, $260 million and $321 million; Trading assets, $114 million and $293 million; Securities available for sale, $2.8 billion and $3.3 billion; Mortgages held for sale, $469 million and $444 million; Net loans, $10.6 billion and $12.0 billion; Other assets, $457 million and $1.9 billion, and Total assets, $14.6 billion and $18.2 billion, respectively.
[2]	Our consolidated liabilities at December 31, 2012 and December 31, 2011, include the following VIE liabilities for which the VIE creditors do not have recourse to Wells Fargo: Short-term borrowings, $0 and $24 million; Accrued expenses and other liabilities, $134 million and $175 million; Long-term debt, $3.5 billion and $4.9 billion; and Total liabilities, $3.6 billion and $5.1 billion, respectively.

Consolidated Statement of Changes in Equity (USD $) In Millions, except Share data	Total	Total Wells Fargo stockholders' equity [Member]	Preferred stock [Member]	Common stock [Member]	Additional paid-in capital [Member]		Retained earnings [Member]	Cumulative other comprehensive income [Member]	Treasury stock [Member]	Unearned Employee Stock Option Plan Shares [Member]	Noncontrolling interests [Member]
Beginning Balance at Dec. 31, 2009	$ 114,359	$ 111,786	$ 8,485	$ 8,743	$ 52,878		$ 41,563	$ 3,009	$ (2,450)	$ (442)	$ 2,573
Shares, Beginning Balance at Dec. 31, 2009			9,980,940	5,178,624,593
Cumulative effect from change in accounting for VIE's	183	183					183
Cumulative effect from change in accounting for embedded credit derivatives	(28)	(28)					(28)
Net Income Attributable to Parent	12,362	12,362					12,362
Net Income Attributable to Noncontrolling interests	301										301
Net income	12,663
Other Comprehensive Income (Loss), Net of Tax, Portion Attributable to Parent	1,729	1,729						1,729
Other Comprehensive Income (Loss), Net of Tax, Portion Attributable to Noncontrolling Interest	25										25
Other comprehensive income (loss), net of tax	1,754
Noncontrolling interests, adjustments to Additional Paid in Capital		0
Noncontrolling interests											(1,418)
Total change in noncontrolling interests	(1,418)
Common stock, issued	1,375	1,375		27	375
Common stock, shares issued				58,375,566
Common stock, Treasury Stock reissued									1,349
Common stock, Treasury Stock reissued, effect on Retained Earnings							(376)
Common stock repurchased	(91)	(91)							(91)
Common stock repurchased, shares				(3,010,451)
Preferred stock issued to ESOP	0	0	1,000		80					(1,080)
Preferred stock issued to ESOP, shares			1,000,000
Preferred stock released by ESOP	796	796			(63)					859
Preferred stock converted to common shares	0	0	(796)	17	212				567
Preferred stock converted to common shares, shares			(795,637)	28,293,520
Common stock warrants repurchased	(545)	(545)			(545)
Common stock dividends	(1,045)	(1,045)					(1,049)
Common stock dividends, adjustment to Additional Paid in Capital					4
Preferred stock dividends	(737)	(737)					(737)
Tax benefit upon exercise of stock options	97	97			97
Stock incentive compensation expense	436	436			436
Net change in deferred compensation and related plans	90	90			(48)				138
Net change	13,530	14,622	204	44	548		10,355	1,729	1,963	(221)	(1,092)
Net change, shares			204,363	83,658,635
Ending Balance at Dec. 31, 2010	127,889	126,408	8,689	8,787	53,426		51,918	4,738	(487)	(663)	1,481
Shares, Ending Balance at Dec. 31, 2010			10,185,303	5,262,283,228
Net Income Attributable to Parent	15,869	15,869					15,869
Net Income Attributable to Noncontrolling interests	342										342
Net income	16,211
Other Comprehensive Income (Loss), Net of Tax, Portion Attributable to Parent	(1,531)	(1,531)						(1,531)
Other Comprehensive Income (Loss), Net of Tax, Portion Attributable to Noncontrolling Interest	(12)										(12)
Other comprehensive income (loss), net of tax	(1,543)
Noncontrolling interests, adjustments to Additional Paid in Capital		(37)			(37)
Noncontrolling interests											(365)
Total change in noncontrolling interests	(402)
Common stock, issued	1,296	1,296		88	1,208
Common stock, shares issued				52,906,564
Common stock repurchased	(2,416)	(2,416)			(150)				(2,266)
Common stock repurchased, shares				(85,779,031)
Preferred stock issued to ESOP	0	0	1,200		102					(1,302)
Preferred stock issued to ESOP, shares			1,200,000
Preferred stock released by ESOP	959	959			(80)					1,039
Preferred stock converted to common shares	0	0	(959)	56	903
Preferred stock converted to common shares, shares			(959,623)	33,200,875
Common stock warrants repurchased	(2)	(2)			(2)
Preferred stock, issued	2,501	2,501	2,501
Preferred stock, shares issued			25,010
Common stock dividends	(2,537)	(2,537)					(2,558)
Common stock dividends, adjustment to Additional Paid in Capital					21
Preferred stock dividends	(844)	(844)					(844)
Tax benefit upon exercise of stock options	78	78			78
Stock incentive compensation expense	529	529			529
Net change in deferred compensation and related plans	(32)	(32)			(41)				9
Net change	13,798	13,833	2,742	144	2,531		12,467	(1,531)	(2,257)	(263)	(35)
Net change, shares			265,387	328,408
Ending Balance at Dec. 31, 2011	141,687	140,241	11,431	8,931	55,957		64,385	3,207	(2,744)	(926)	1,446
Shares, Ending Balance at Dec. 31, 2011			10,450,690	5,262,611,636
Cumulative effect of fair value election for certain residential mortgage servicing rights	2	2					2
Adjusted beginning balance at Jan. 1, 2012	141,689	140,243					64,387
Net Income Attributable to Parent	18,897	18,897					18,897
Net Income Attributable to Noncontrolling interests	471										471
Net income	19,368
Other Comprehensive Income (Loss), Net of Tax, Portion Attributable to Parent	2,443	2,443						2,443
Other Comprehensive Income (Loss), Net of Tax, Portion Attributable to Noncontrolling Interest	4										4
Other comprehensive income (loss), net of tax	2,447
Noncontrolling interests, adjustments to Additional Paid in Capital		(16)			(16)
Noncontrolling interests											(564)
Total change in noncontrolling interests	(580)
Common stock, issued	2,488	2,488		162	2,326
Common stock, shares issued				97,267,538
Common stock repurchased	(3,918)	(3,918)			(50)	[1]			(3,868)
Common stock repurchased, shares				(119,586,873)
Preferred stock issued to ESOP	0	0	940		88					(1,028)
Preferred stock issued to ESOP, shares			940,000
Preferred stock released by ESOP	888	888			(80)					968
Preferred stock converted to common shares	0	0	(888)	43	845
Preferred stock converted to common shares, shares			(887,825)	26,021,875
Common stock warrants repurchased	(1)	(1)			(1)
Preferred stock, issued	1,377	1,377	1,400		(23)
Preferred stock, shares issued			56,000
Common stock dividends	(4,658)	(4,658)					(4,713)
Common stock dividends, adjustment to Additional Paid in Capital					55
Preferred stock dividends	(892)	(892)					(892)
Tax benefit upon exercise of stock options	230	230			230
Stock incentive compensation expense	560	560			560
Net change in deferred compensation and related plans	(87)	(87)			(89)				2
Net change	17,222	17,311	1,452	205	3,845		13,292	2,443	(3,866)	(60)	(89)
Net change, shares			108,175	3,702,540
Ending Balance at Dec. 31, 2012	$ 158,911	$ 157,554	$ 12,883	$ 9,136	$ 59,802		$ 77,679	$ 5,650	$ (6,610)	$ (986)	$ 1,357
Shares, Ending Balance at Dec. 31, 2012			10,558,865	5,266,314,176

[1]	For the year ended December 31, 2012, includes $200 million related to a private forward repurchase transaction entered into in fourth quarter 2012 that is expected to settle in first quarter 2013 for an estimated 6 million shares of common stock. See Note 1 for additional information.

Consolidated Statement of Changes in Equity (Textuals) (Private Forward Repurchase Transaction [Member], USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended		3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 Scenario, Forecast [Member]
Consolidated Statement of Changes in Equity and Comprehensive Income (Textuals) [Abstract]
Private forward repurchase contract	$ 200
Common stock repurchased, shares	36,000,000	6,000,000	6,000,000

Consolidated Statement of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income (loss) before noncontrolling interests	$ 19,368	$ 16,211	$ 12,663
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	7,217	7,899	15,753
Changes in fair value of MSRs, MHFS and LHFS carried at fair value	(2,307)	(295)	(1,025)
Depreciation and amortization	2,807	2,208	1,924
Other net (gains) losses	(3,661)	3,273	1,345
Stock-based compensation	1,698	1,488	1,232
Excess tax benefits related to stock option payments	(226)	(79)	(98)
Originations of MHFS	(483,835)	(345,099)	(370,175)
Proceeds from sales of and principal collected on mortgages originated for sale	421,623	298,524	355,325
Originations of LHFS	(15)	(5)	(4,596)
Proceeds from sales of and principal collected on LHFS	9,383	11,833	17,828
Purchases of LHFS	(7,975)	(11,723)	(7,470)
Net change in:
Trading assets	105,440	35,149	12,356
Deferred income taxes	(1,297)	3,573	4,287
Accrued interest receivable	293	(401)	1,051
Accrued interest payable	(84)	(362)	(268)
Other assets, net	2,064	(11,529)	(19,631)
Other accrued expenses and liabilities, net	(11,953)	3,000	(1,729)
Net cash provided by operating activities	58,540	13,665	18,772
Cash flows from investing activities:
Net change in Federal funds sold, securities purchased under resale agreements and other short term investments	(92,946)	36,270	(39,752)
Securities available for sale:
Sales proceeds	5,210	23,062	8,668
Prepayments and maturities	59,712	52,618	47,919
Purchases	(64,756)	(121,235)	(53,466)
Loans:
Loans originated by banking subsidiaries, net of principal collected	(50,420)	(35,686)	15,869
Proceeds from sales (including participations) of loans originated for investment	6,811	6,555	6,517
Purchases (including participations) of loans	(9,040)	(8,878)	(2,297)
Principal collected on nonbank entities' loans	25,080	9,782	15,560
Loans originated by nonbank entities	(23,555)	(7,522)	(10,836)
Net cash paid for acquisitions	(4,322)	(353)	(36)
Proceeds from sales of foreclosed assets	9,729	10,655	5,444
Changes in MSRs from purchases and sales	116	(155)	(65)
Other, net	(1,509)	(157)	2,800
Net cash used by investing activities	(139,890)	(35,044)	(3,675)
Cash flows from financing activities:
Net change in deposits	82,762	72,128	23,924
Net change in short-term borrowings	7,699	(6,231)	11,308
Long-term debt:
Proceeds from issuance	27,695	11,687	3,489
Repayment	(28,093)	(50,555)	(63,317)
Preferred stock:
Proceeds from issuance	1,377	2,501	0
Cash dividends paid	(892)	(844)	(737)
Common stock:
Proceeds from issuance	2,091	1,296	1,375
Repurchased	(3,918)	(2,416)	(91)
Cash dividends paid	(4,565)	(2,537)	(1,045)
Common stock warrants repurchased	(1)	(2)	(545)
Excess tax benefits related to stock option payments	226	79	98
Net change in noncontrolling interests	(611)	(331)	(592)
Net cash provided (used) by financing activities	83,770	24,775	(26,133)
Net change in cash and due from banks	2,420	3,396	(11,036)
Cash and due from banks at beginning of year	19,440	16,044	27,080
Cash and due from banks at end of year	21,860	19,440	16,044
Supplemental cash flow disclosures:
Cash paid for interest	5,245	7,011	8,307
Cash paid for income taxes	$ 8,024	$ 4,875	$ 1,187

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Wells Fargo & Company is a diversified financial services company. We provide banking, insurance, trust and investments, mortgage banking, investment banking, retail banking, brokerage, and consumer and commercial finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states, the District of Columbia, and in foreign countries. When we refer to “Wells Fargo,” “the Company,” “we,” “our” or “us,” we mean Wells Fargo & Company and Subsidiaries (consolidated). Wells Fargo & Company (the Parent) is a financial holding company and a bank holding company. We also hold a majority interest in a real estate investment trust, which has publicly traded preferred stock outstanding.

       Our accounting and reporting policies conform with U.S. generally accepted accounting principles (GAAP) and practices in the financial services industry. To prepare the financial statements in conformity with GAAP, management must make estimates based on assumptions about future economic and market conditions (for example, unemployment, market liquidity, real estate prices, etc.) that affect the reported amounts of assets and liabilities at the date of the financial statements and income and expenses during the reporting period and the related disclosures. Although our estimates contemplate current conditions and how we expect them to change in the future, it is reasonably possible that actual conditions could be worse than anticipated in those estimates, which could materially affect our results of operations and financial condition. Management has made significant estimates in several areas, including allowance for credit losses and purchased credit-impaired (PCI) loans (Note 6), valuations of residential mortgage servicing rights (MSRs) (Notes 8 and 9) and financial instruments (Note 17), liability for mortgage loan repurchase losses (Note 9) and income taxes (Note 21). Actual results could differ from those estimates.

Accounting Standards Adopted in 2012

In first quarter 2012, we adopted the following new accounting guidance:

  ASU 2011-05, Presentation of Comprehensive Income;
  ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05;
  ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs; and
  ASU 2011-03, Reconsideration of Effective Control for Repurchase Agreements.

ASU 2011-05 eliminates the option for companies to include the components of other comprehensive income in the statement of changes in stockholders' equity. This Update requires entities to present the components of comprehensive income in either a single statement or in two separate statements, with the statement of other comprehensive income (OCI) immediately following the statement of income. This Update also requires companies to present amounts reclassified out of OCI and into net income on the face of the statement of income. In December 2011, the FASB issued ASU 2011-12, which deferred the requirement to present reclassification adjustments on the statement of income. In January 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. This guidance requires supplemental disclosures for significant amounts reclassified out of accumulated other comprehensive income and is effective for us in first quarter 2013 with prospective application. We adopted the remaining provisions of ASU 2011-05 in first quarter 2012 with retrospective application. This Update did not affect our consolidated financial results as it amends only the presentation of comprehensive income.

ASU 2011-04 modifies accounting guidance and expands existing disclosure requirements for fair value measurements. This Update clarifies how fair values should be measured for instruments classified in stockholders' equity and under what circumstances premiums and discounts should be applied in fair value measurements. This Update also permits entities to measure fair value on a net basis for financial instruments that are managed based on net exposure to market risks and/or counterparty credit risk. ASU 2011-04 requires new disclosures for financial instruments classified as Level 3, including: 1) quantitative information about unobservable inputs used in measuring fair value, 2) qualitative discussion of the sensitivity of fair value measurements to changes in unobservable inputs, and 3) a description of valuation processes used. This Update also requires disclosure of fair value levels for financial instruments that are not recorded at fair value but for which fair value is required to be disclosed. We adopted this guidance in first quarter 2012 with prospective application, resulting in expanded fair value disclosures. The measurement clarifications of this Update did not have a material effect on our consolidated financial statements.

ASU 2011-03 amends the criteria companies use to determine if repurchase and similar agreements should be accounted for as sales or financings. Specifically, this Update removes the criterion for transferors to have the ability to meet contractual obligations through collateral maintenance provisions, even if transferees fail to return transferred assets pursuant to the agreements. We adopted this guidance in first quarter 2012 with prospective application to new transactions and existing transactions modified on or after January 1, 2012. This Update did not have a material effect on our consolidated financial statements.

       In third quarter 2012, we early adopted Accounting Standards Update (ASU or Update) 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment.

ASU 2012-02 provides entities with the option to perform a qualitative assessment of indefinite-lived intangible assets to test for impairment. If, based on qualitative reviews, a company concludes it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount, then the company must complete quantitative steps to determine if the asset is impaired. If a company concludes otherwise, quantitative tests are not required. Our adoption of this Update did not affect our consolidated financial statements.

Accounting Standards with Retrospective Application

The following accounting pronouncements have been issued by the FASB but are not yet effective:

  Accounting Standards Update (ASU or Update) 2011-11, Disclosures about Offsetting Assets and Liabilities; and
  ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.

ASU 2011-11 expands the disclosure requirements for certain financial instruments and derivatives that are subject to enforceable master netting agreements or similar arrangements. The disclosures are required regardless of whether the instruments have been offset (or netted) in the statement of financial position. Under ASU 2011-11, companies must describe the nature of offsetting arrangements and provide quantitative information about those agreements, including the gross and net amounts of financial instruments that are recognized in the statement of financial position. In January 2013, the FASB issued ASU 2013-01, which clarifies the scope of ASU 2011-11 by limiting the disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent they are subject to an enforceable master netting or similar arrangement. These changes are effective for us in first quarter 2013 with retrospective application. The Updates will not affect our consolidated financial results since they amend only the disclosure requirements for offsetting financial instruments.

Consolidation

Our consolidated financial statements include the accounts of the Parent and our majority-owned subsidiaries and VIEs (defined below) in which we are the primary beneficiary. Significant intercompany accounts and transactions are eliminated in consolidation. If we own at least 20% of an entity, we generally account for the investment using the equity method. If we own less than 20% of an entity, we generally carry the investment at cost, except marketable equity securities, which we carry at fair value with changes in fair value included in OCI. Investments accounted for under the equity or cost method are included in other assets.

We are a variable interest holder in certain special-purpose entities (SPEs) in which equity investors do not have the characteristics of a controlling financial interest or where the entity does not have enough equity at risk to finance its activities without additional subordinated financial support from other parties (referred to as VIEs). Our variable interest arises from contractual, ownership or other monetary interests in the entity, which change with fluctuations in the fair value of the entity's net assets. We consolidate a VIE if we are the primary beneficiary, defined as the party that that has both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. A variable interest is a contractual, ownership or other interest that changes with changes in the fair value of the VIE's net assets. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an on-going basis.

Cash and Due From Banks

Cash and cash equivalents include cash on hand, cash items in transit, and amounts due from the Federal Reserve Bank and other depository institutions.

Trading Assets

Trading assets are primarily securities, including corporate debt, U.S. government agency obligations and other securities that we acquire for short-term appreciation or other trading purposes, and the fair value of derivatives held for customer accommodation purposes or risk mitigation and hedging. Interest-only strips and other retained interests in securitizations that can be contractually prepaid or otherwise settled in a way that the holder would not recover substantially all of its recorded investment are classified as trading assets. Trading assets are carried at fair value, with interest and dividend income recorded in interest income and realized and unrealized gains and losses recorded in noninterest income. Periodic cash settlements on derivatives and other trading assets are recorded in noninterest income.

Investments

Securities available for sale Debt securities that we might not hold until maturity and marketable equity securities are classified as securities available for sale and reported at fair value. Unrealized gains and losses, after applicable income taxes, are reported in cumulative OCI. Fair value measurement is based upon quoted prices in active markets, if available. If quoted prices in active markets are not available, fair values are measured using pricing models or other model-based valuation techniques such as the present value of future cash flows, adjusted for the security's credit rating, prepayment assumptions and other factors such as credit loss assumptions and market liquidity. See Note 17 for more information on fair value measurement of our securities.

       We conduct other-than-temporary impairment (OTTI) analysis on a quarterly basis or more often if a potential loss-triggering event occurs. The initial indicator of OTTI for both debt and equity securities is a decline in fair market value below the amount recorded for an investment and the severity and duration of the decline.

       For a debt security for which there has been a decline in the fair value below amortized cost basis, we recognize OTTI if we (1) have the intent to sell the security, (2) it is more likely than not that we will be required to sell the security before recovery of its amortized cost basis, or (3) we do not expect to recover the entire amortized cost basis of the security.

       Estimating recovery of the amortized cost basis of a debt security is based upon an assessment of the cash flows expected to be collected. If the cash flows expected to be collected are less than amortized cost, OTTI is considered to have occurred. In performing an assessment of the cash flows expected to be collected, we consider all relevant information including:

  the length of time and the extent to which the fair value has been less than the amortized cost basis;
  the historical and implied volatility of the fair value of the security;
  the cause of the price decline, such as the general level of interest rates or adverse conditions specifically related to the security, an industry or a geographic area;
  the issuer's financial condition, near-term prospects and ability to service the debt;
  the payment structure of the debt security and the likelihood of the issuer being able to make payments that increase in the future;
  for asset-backed securities, the credit performance of the underlying collateral, including delinquency rates, level of non-performing assets, cumulative losses to date, collateral value and the remaining credit enhancement compared with expected credit losses;
  any change in rating agencies' credit ratings at evaluation date from acquisition date and any likely imminent action;
  independent analyst reports and forecasts, sector credit ratings and other independent market data; and
  recoveries or additional declines in fair value subsequent to the balance sheet date.

         If we intend to sell the security, or if it is more likely than not we will be required to sell the security before recovery, an OTTI write-down is recognized in earnings equal to the entire difference between the amortized cost basis and fair value of the security. For debt securities that are considered other-than-temporarily impaired that we do not intend to sell or it is more likely than not that we will not be required to sell before recovery, the OTTI write-down is separated into an amount representing the credit loss, which is recognized in earnings, and the amount related to all other factors, which is recognized in OCI. The measurement of the credit loss component is equal to the difference between the debt security's cost basis and the present value of its expected future cash flows discounted at the security's effective yield. The remaining difference between the security's fair value and the present value of future expected cash flows is due to factors that are not credit-related and, therefore, are recognized in OCI. We believe that we will fully collect the carrying value of securities on which we have recorded a non-credit-related impairment in OCI.

         We hold investments in perpetual preferred securities (PPS) that are structured in equity form, but have many of the characteristics of debt instruments, including periodic cash flows in the form of dividends, call features, ratings that are similar to debt securities and pricing like long-term callable bonds.

         Because of the hybrid nature of these securities, we evaluate PPS for OTTI using a model similar to the model we use for debt securities as described above. Among the factors we consider in our evaluation of PPS are whether there is any evidence of deterioration in the credit of the issuer as indicated by a decline in cash flows or a rating agency downgrade to below investment grade and the estimated recovery period. Additionally, in determining if there was evidence of credit deterioration, we evaluate: (1) the severity of decline in market value below cost, (2) the period of time for which the decline in fair value has existed, and (3) the financial condition and near-term prospects of the issuer, including any specific events which may influence the operations of the issuer. We consider PPS to be other-than-temporarily impaired if cash flows expected to be collected are insufficient to recover our investment or if we no longer believe the security will recover within the estimated recovery period. OTTI write-downs of PPS are recognized in earnings equal to the difference between the cost basis and fair value of the security. Based upon the factors considered in our OTTI evaluation, we believe our investments in PPS currently rated investment grade will be fully realized and, accordingly, have not recognized OTTI on such securities.

         For marketable equity securities other than PPS, OTTI evaluations focus on whether evidence exists that supports recovery of the unrealized loss within a timeframe consistent with temporary impairment. This evaluation considers the severity of and length of time fair value is below cost, our intent and ability to hold the security until forecasted recovery of the fair value of the security, and the investee's financial condition, capital strength, and near-term prospects.

         The securities portfolio is an integral part of our asset/liability management process. We manage these investments to provide liquidity, manage interest rate risk and maximize portfolio yield within capital risk limits approved by management and the Board of Directors and monitored by the Corporate Asset/Liability Management Committee (Corporate ALCO). We recognize realized gains and losses on the sale of these securities in noninterest income using the specific identification method.

         Unamortized premiums and discounts are recognized in interest income over the contractual life of the security using the interest method. As principal repayments are received on securities (i.e., primarily mortgage-backed securities (MBS)) a proportionate amount of the related premium or discount is recognized in income so that the effective interest rate on the remaining portion of the security continues unchanged.

  Nonmarketable equity INVESTMENTS Nonmarketable equity investments include low income housing tax credit investments, venture capital equity securities that are not publicly traded and securities acquired for various purposes, such as to meet regulatory requirements (for example, Federal Reserve Bank and Federal Home Loan Bank (FHLB) stock). These investments are accounted for under the cost or equity method and are included in other assets. We review those assets accounted for under the cost or equity method at least quarterly for possible OTTI. Our review typically includes an analysis of the facts and circumstances of each investment, the expectations for the investment's cash flows and capital needs, the viability of its business model and our exit strategy. We reduce the asset value when we consider declines in value to be other than temporary. We recognize the estimated loss as a loss from equity investments in noninterest income.

  Securities Purchased and Sold Agreements

  Securities purchased under resale agreements and securities sold under repurchase agreements are accounted for as collateralized financing transactions and are recorded at the acquisition or sale price plus accrued interest. It is our policy to take possession of securities purchased under resale agreements, which are primarily U.S. Government and Government agency securities. We monitor the market value of securities purchased and sold, and obtain collateral from or return it to counterparties when appropriate. These financing transactions do not create material credit risk given the collateral provided and the related monitoring process.

  Mortgages and Loans Held for Sale

  Mortgages held for sale (MHFS) include commercial and residential mortgages originated for sale and securitization in the secondary market, which is our principal market, or for sale as whole loans. We elect the fair value option for substantially all residential MHFS (see Note 17). The remaining residential MHFS are held at the lower of cost or market value (LOCOM), and are valued on an aggregate portfolio basis. Commercial MHFS are held at LOCOM and are valued on an individual loan basis.

         Loans held for sale (LHFS) are carried at LOCOM or at fair value. Generally, consumer loans are valued on an aggregate portfolio basis, and commercial loans are valued on an individual loan basis.

         Gains and losses on MHFS are recorded in mortgage banking noninterest income. Gains and losses on LHFS are recorded in other noninterest income. Direct loan origination costs and fees for MHFS and LHFS under fair value option are recognized in income at origination. For MHFS and LHFS recorded at LOCOM, loan costs and fees are deferred at origination and are recognized in income at time of sale. Interest income on MHFS and LHFS is calculated based upon the note rate of the loan and is recorded to interest income.

         Our lines of business are authorized to originate held-for-investment loans that meet or exceed established loan product profitability criteria, including minimum positive net interest margin spreads in excess of funding costs. When a determination is made at the time of commitment to originate loans as held for investment, it is our intent to hold these loans to maturity or for the “foreseeable future,” subject to periodic review under our corporate asset/liability management process. In determining the “foreseeable future” for these loans, management considers (1) the current economic environment and market conditions, (2) our business strategy and current business plans, (3) the nature and type of the loan receivable, including its expected life, and (4) our current financial condition and liquidity demands. Consistent with our core banking business of managing the spread between the yield on our assets and the cost of our funds, loans are periodically reevaluated to determine if our minimum net interest margin spreads continue to meet our profitability objectives. If subsequent changes in interest rates significantly impact the ongoing profitability of certain loan products, we may subsequently change our intent to hold these loans, and we would take actions to sell such loans in response to the Corporate ALCO directives to reposition our balance sheet because of the changes in interest rates. These directives identify both the type of loans to be sold and the weighted average coupon rate of such loans no longer meeting our ongoing investment criteria. Upon the issuance of such directives, we immediately transfer these loans to the MHFS portfolio at LOCOM.

  Loans

  Loans are reported at their outstanding principal balances net of any unearned income, cumulative charge-offs, unamortized deferred fees and costs on originated loans and unamortized premiums or discounts on purchased loans. PCI loans are reported net of any remaining purchase accounting adjustments. See the “Purchased Credit-Impaired Loans” section in this Note for our accounting policy for PCI loans.

         Unearned income, deferred fees and costs, and discounts and premiums are amortized to interest income over the contractual life of the loan using the interest method. Loan commitment fees are generally deferred and amortized into noninterest income on a straight-line basis over the commitment period.

  Loans also include direct financing leases that are recorded at the aggregate of minimum lease payments receivable plus the estimated residual value of the leased property, less unearned income. Leveraged leases, which are a form of direct financing leases, are recorded net of related nonrecourse debt. Leasing income is recognized as a constant percentage of outstanding lease financing balances over the lease terms in interest income.

  Nonaccrual AND PAST DUE loans We generally place loans on nonaccrual status when:

  the full and timely collection of interest or principal becomes uncertain (generally based on an assessment of the borrower's financial condition and the adequacy of collateral, if any);
  they are 90 days (120 days with respect to real estate 1-4 family first and junior lien mortgages) past due for interest or principal, unless both well-secured and in the process of collection;
  part of the principal balance has been charged off (including loans discharged in bankruptcy);

  effective first quarter 2012, for junior lien mortgages, we have evidence that the related first lien mortgage may be 120 days past due or in the process of foreclosure regardless of the junior lien delinquency status; or
  effective third quarter 2012, performing consumer loans are discharged in bankruptcy, regardless of their delinquency status.

       PCI loans are written down at acquisition to fair value using an estimate of cash flows deemed to be collectible. Accordingly, such loans are no longer classified as nonaccrual even though they may be contractually past due because we expect to fully collect the new carrying values of such loans (that is, the new cost basis arising out of purchase accounting).

       When we place a loan on nonaccrual status, we reverse the accrued unpaid interest receivable against interest income and amortization of any net deferred fees is suspended. If the ultimate collectability of the recorded loan balance is in doubt on a nonaccrual loan, the cost recovery method is used and cash collected is applied to first reduce the carrying value of the loan. Otherwise, interest income may be recognized to the extent cash is received. Generally, we return a loan to accrual status when all delinquent interest and principal become current under the terms of the loan agreement and collectability of remaining principal and interest is no longer doubtful.

       For modified loans, we re-underwrite at the time of a restructuring to determine if there is sufficient evidence of sustained repayment capacity based on the borrower's financial strength, including documented income, debt to income ratios and other factors. If the borrower has demonstrated performance under the previous terms and the underwriting process shows the capacity to continue to perform under the restructured terms, the loan will generally remain in accruing status. When a loan classified as a TDR performs in accordance with its modified terms, the loan either continues to accrue interest (for performing loans) or will return to accrual status after the borrower demonstrates a sustained period of performance (generally six consecutive months of payments, or equivalent, inclusive of consecutive payments made prior to the modification). Loans will be placed on nonaccrual status and a corresponding charge-off is recorded if we believe it is probable that principal and interest contractually due under the modified terms of the agreement will not be collectible.

              Our loans are considered past due when contractually required principal or interest payments have not been made on the due dates.

LOAN CHARGE-OFF POLICIES For commercial loans, we generally fully charge off or charge down to net realizable value (fair value of collateral, less estimated costs to sell) for loans secured by collateral when:

  management judges the loan to be uncollectible;
  repayment is deemed to be protracted beyond reasonable time frames;
  the loan has been classified as a loss by either our internal loan review process or our banking regulatory agencies;
  the customer has filed bankruptcy and the loss becomes evident owing to a lack of assets; or
  the loan is 180 days past due unless both well-secured and in the process of collection.

For consumer loans, we fully charge off or charge down to net realizable value when deemed uncollectible due to bankruptcy or other factors, or no later than reaching a defined number of days past due, as follows:

  1-4 family first and junior lien mortgages – We generally charge down to net realizable value when the loan is 180 days past due.
  Auto loans – We generally fully charge off when the loan is 120 days past due.
  Credit card loans – We generally fully charge off when the loan is 180 days past due.
  Unsecured loans (closed end) – We generally charge off when the loan is 120 days past due.
  Unsecured loans (open end) – We generally charge off when the loan is 180 days past due.
  Other secured loans – We generally fully or partially charge down to net realizable value when the loan is 120 days past due.

We implemented the guidance in the Office of the Comptroller of the Currency (OCC) update to Bank Accounting Advisory Series (OCC guidance) issued in third quarter 2012, which requires consumer loans discharged in bankruptcy to be written down to net realizable value and classified as nonaccrual troubled debt restructurings (TDRs), regardless of their delinquency status.

Impaired loans We consider a loan to be impaired when, based on current information and events, we determine that we will not be able to collect all amounts due according to the loan contract, including scheduled interest payments. This evaluation is generally based on delinquency information, an assessment of the borrower's financial condition and the adequacy of collateral, if any. Our impaired loans predominantly include loans on nonaccrual status for commercial and industrial, commercial real estate (CRE), foreign loans and any loans modified in a TDR, on both accrual and nonaccrual status.

When we identify a loan as impaired, we measure the impairment based on the present value of expected future cash flows, discounted at the loan's effective interest rate. When collateral is the sole source of repayment for the loan, we may measure impairment based on the fair value of the collateral. If foreclosure is probable, we use the current fair value of the collateral less estimated selling costs, instead of discounted cash flows.

If we determine that the value of an impaired loan is less than the recorded investment in the loan (net of previous charge-offs, deferred loan fees or costs and unamortized premium or discount), we recognize impairment. When the value of an impaired loan is calculated by discounting expected cash flows, interest income is recognized using the loan's effective interest rate over the remaining life of the loan.

Troubled debt restructurings (TDRs) In situations where, for economic or legal reasons related to a borrower's financial difficulties, we grant a concession for other than an insignificant period of time to the borrower that we would not otherwise consider, the related loan is classified as a TDR. These modified terms may include rate reductions, principal forgiveness, term extensions, payment forbearance and other actions intended to minimize our economic loss and to avoid foreclosure or repossession of the collateral. For modifications where we forgive principal, the entire amount of such principal forgiveness is immediately charged off. Loans classified as TDRs, including loans in trial payment periods (trial modifications), are considered impaired loans.

Purchased credit-impaired (PCI) loans Loans acquired with evidence of credit deterioration since their origination and where it is probable that we will not collect all contractually required principal and interest payments are PCI loans. PCI loans are recorded at fair value at the date of acquisition, and the historical allowance for credit losses related to these loans is not carried over. Some loans that otherwise meet the definition as credit-impaired are specifically excluded from the PCI loan portfolios, such as revolving loans where the borrower still has revolving privileges.

       Evidence of credit quality deterioration as of the purchase date may include statistics such as past due and nonaccrual status, commercial risk ratings, recent borrower credit scores and recent loan-to-value percentages. Generally, acquired loans that meet our definition for nonaccrual status are considered to be credit-impaired.

       Substantially all commercial and industrial, CRE and foreign PCI loans are accounted for as individual loans. Conversely, consumer PCI loans have been aggregated into pools based on common risk characteristics. Each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.

       Accounting for PCI loans involves estimating fair value, at acquisition, using the principal and interest cash flows expected to be collected discounted at the prevailing market rate of interest. The excess of cash flows expected to be collected over the carrying value (estimated fair value at acquisition date) is referred to as the accretable yield and is recognized in interest income using an effective yield method over the remaining life of the loan, or pool of loans, in situations where there is a reasonable expectation about the timing and amount of cash flows to be collected. The difference between contractually required payments and the cash flows expected to be collected at acquisition, considering the impact of prepayments, is referred to as the nonaccretable difference.

       Subsequent to acquisition, we regularly evaluate our estimates of cash flows expected to be collected. If we have probable decreases in cash flows expected to be collected (other than due to decreases in interest rate indices and changes in prepayment assumptions), we charge the provision for credit losses, resulting in an increase to the allowance for loan losses. If we have probable and significant increases in cash flows expected to be collected, we first reverse any previously established allowance for loan losses and then increase interest income as a prospective yield adjustment over the remaining life of the loan, or pool of loans. Estimates of cash flows are impacted by changes in interest rate indices for variable rate loans and prepayment assumptions, both of which are treated as prospective yield adjustments included in interest income.

       Resolutions of loans may include sales of loans to third parties, receipt of payments in settlement with the borrower, or foreclosure of the collateral. For individual PCI loans, gains or losses on sales to third parties are included in noninterest income, and gains or losses as a result of a settlement with the borrower are included in interest income. Our policy is to remove an individual loan from a pool based on comparing the amount received from its resolution with its contractual amount. Any difference between these amounts is absorbed by the nonaccretable difference for the entire pool. This removal method assumes that the amount received from resolution approximates pool performance expectations. The remaining accretable yield balance is unaffected and any material change in remaining effective yield caused by this removal method is addressed by our quarterly cash flow evaluation process for each pool. For loans that are resolved by payment in full, there is no release of the nonaccretable difference for the pool because there is no difference between the amount received at resolution and the contractual amount of the loan. Modified PCI loans are not removed from a pool even if those loans would otherwise be deemed TDRs. Modified PCI loans that are accounted for individually are considered TDRs, and removed from PCI accounting if there has been a concession granted in excess of the original nonaccretable difference. We include these TDRs in our impaired loans.

FORECLOSED ASSETS Foreclosed assets obtained through our lending activities primarily include real estate. Generally, loans have been written down to their net realizable value prior to foreclosure. Any further reduction to their net realizable value is recorded with a charge to the allowance for credit losses at foreclosure. We allow up to 90 days after foreclosure to finalize determination of net realizable value. Thereafter, changes in net realizable value are recorded to noninterest expense. The net realizable value of these assets is reviewed and updated periodically depending on the type of property.

Allowance for Credit Losses (ACL) The allowance for credit losses is management's estimate of credit losses inherent in the loan portfolio, including unfunded credit commitments, at the balance sheet date. We have an established process to determine the appropriateness of the allowance for credit losses that assesses the losses inherent in our portfolio and related unfunded credit commitments. While we attribute portions of the allowance to our respective commercial and consumer portfolio segments, the entire allowance is available to absorb credit losses inherent in the total loan portfolio and unfunded credit commitments.

       Our process involves procedures to appropriately consider the unique risk characteristics of our commercial and consumer loan portfolio segments. For each portfolio segment, losses are estimated collectively for groups of loans with similar characteristics, individually or pooled for impaired loans or, for PCI loans, based on the changes in cash flows expected to be collected.

       Our allowance levels are influenced by loan volumes, loan grade migration or delinquency status, historic loss experience influencing loss factors, and other conditions influencing loss expectations, such as economic conditions.

Commercial Portfolio Segment ACL Methodology Generally, commercial loans are assessed for estimated losses by grading each loan using various risk factors as identified through periodic reviews. We apply historic grade-specific loss factors to the aggregation of each funded grade pool. These historic loss factors are also used to estimate losses for unfunded credit commitments. In the development of our statistically derived loan grade loss factors, we observe historical losses over a relevant period for each loan grade. These loss estimates are adjusted as appropriate based on additional analysis of long-term average loss experience compared to previously forecasted losses, external loss data or other risks identified from current economic conditions and credit quality trends.

       The allowance also includes an amount for the estimated impairment on nonaccrual commercial loans and commercial loans modified in a TDR, whether on accrual or nonaccrual status.

Consumer Portfolio Segment ACL Methodology For consumer loans, not identified as a TDR, we determine the allowance predominantly on a collective basis utilizing forecasted losses to represent our best estimate of inherent loss. We pool loans, generally by product types with similar risk characteristics, such as residential real estate mortgages and credit cards. As appropriate and to achieve greater accuracy, we may further stratify selected portfolios by sub-product, origination channel, vintage, loss type, geographic location and other predictive characteristics. Models designed for each pool are utilized to develop the loss estimates. We use assumptions for these pools in our forecast models, such as historic delinquency and default, loss severity, home price trends, unemployment trends, and other key economic variables that may influence the frequency and severity of losses in the pool.

In determining the appropriate allowance attributable to our residential mortgage portfolio, we take into consideration portfolios determined to be at elevated risk, such as junior lien mortgages behind delinquent first lien mortgages and junior lien lines of credit subject to near term significant payment increases. We incorporate the default rates and high severity of loss for these higher risk portfolios including the impact of our established loan modification programs. When modifications occur or are probable to occur, our allowance considers the impact of these modifications, taking into consideration the associated credit cost, including re-defaults of modified loans and projected loss severity. Accordingly, the loss content associated with the effects of existing and probable loan modifications and higher risk portfolios has been captured in our allowance methodology.

       We separately estimate impairment for consumer loans that have been modified in a TDR (including trial modifications), whether on accrual or nonaccrual status.

OTHER ACL MATTERS The allowance for credit losses for both portfolio segments includes an amount for imprecision or uncertainty that may change from period to period. This amount represents management's judgment of risks inherent in the processes and assumptions used in establishing the allowance. This imprecision considers economic environmental factors, modeling assumptions and performance, process risk, and other subjective factors, including industry trends and risk assessments for our commitments to regulatory and government agencies regarding settlements of mortgage foreclosure-related matters.

Securitizations and Beneficial Interests

In certain asset securitization transactions that meet the applicable criteria to be accounted for as a sale, assets are sold to an entity referred to as an SPE, which then issues beneficial interests in the form of senior and subordinated interests collateralized by the assets. In some cases, we may retain beneficial interests issued by the entity. Additionally, from time to time, we may also re-securitize certain assets in a new securitization transaction.

       The assets and liabilities transferred to an SPE are excluded from our consolidated balance sheet if the transfer qualifies as a sale and we are not required to consolidate the SPE.

       For transfers of financial assets recorded as sales, we recognize and initially measure at fair value all assets obtained (including beneficial interests) and liabilities incurred. We record a gain or loss in noninterest income for the difference between the carrying amount and the fair value of the assets sold. Fair values are based on quoted market prices, quoted market prices for similar assets, or if market prices are not available, then the fair value is estimated using discounted cash flow analyses with assumptions for credit losses, prepayments and discount rates that are corroborated by and verified against market observable data, where possible. Retained interests from securitizations with off-balance sheet entities, including SPEs and VIEs where we are not the primary beneficiary, are classified as available for sale securities, trading account assets or loans, and are accounted for as described herein.

Mortgage Servicing Rights (MSRs)

We recognize the rights to service mortgage loans for others, or MSRs, as assets whether we purchase the MSRs or the MSRs result from a sale or securitization of loans we originate (asset transfers). We initially record all of our MSRs at fair value. Subsequently, residential loan MSRs are carried at fair value. All of our MSRs related to our commercial mortgage loans are subsequently measured at LOCOM.

We base the fair value of MSRs on the present value of estimated future net servicing income cash flows. We estimate future net servicing income cash flows with assumptions that market participants would use to estimate fair value, including estimates of prepayment speeds (which are influenced by changes in mortgage interest rates and borrower behavior, including estimates for borrower default), discount rates, cost to service (including delinquency and foreclosure costs), escrow account earnings, contractual servicing fee income, ancillary income and late fees. Our valuation approach is validated by our internal valuation model validation group and our valuation estimates are periodically benchmarked to third party appraisals on a quarterly basis.

       Changes in the fair value of MSRs occur primarily due to the collection/realization of expected cash flows, as well as changes in valuation inputs and assumptions. For MSRs carried at fair value, changes in fair value are reported in noninterest income in the period in which the change occurs. MSRs subsequently measured at LOCOM are amortized in proportion to, and over the period of, estimated net servicing income. The amortization of MSRs is reported in noninterest income, analyzed monthly and adjusted to reflect changes in prepayment speeds, as well as other factors.

       MSRs accounted for at LOCOM are periodically evaluated for impairment based on the fair value of those assets. For purposes of impairment evaluation and measurement, we stratify MSRs based on the predominant risk characteristics of the underlying loans, including investor and product type. If, by individual stratum, the carrying amount of these MSRs exceeds fair value, a valuation reserve is established. The valuation reserve is adjusted as the fair value changes.

Premises and Equipment

Premises and equipment are carried at cost less accumulated depreciation and amortization. Capital leases, where we are the lessee, are included in premises and equipment at the capitalized amount less accumulated amortization.

       We primarily use the straight-line method of depreciation and amortization. Estimated useful lives range up to 40 years for buildings, up to 10 years for furniture and equipment, and the shorter of the estimated useful life or lease term for leasehold improvements. We amortize capitalized leased assets on a straight-line basis over the lives of the respective leases.

Goodwill and Identifiable Intangible Assets

Goodwill is recorded in business combinations under the purchase method of accounting when the purchase price is higher than the fair value of net assets, including identifiable intangible assets.

       We assess goodwill for impairment at a reporting unit level on an annual basis or more frequently in certain circumstances. We have determined that our reporting units are one level below the operating segments. We have the option of performing a qualitative assessment of goodwill. We may also elect to bypass the qualitative test and proceed directly to a quantitative test. We initially perform a qualitative assessment of goodwill to test for impairment. If, based on our qualitative review, we conclude that more likely than not a reporting unit's fair value is less than its carrying amount, then we complete quantitative steps as described below to determine if there is goodwill impairment. If we conclude that a reporting unit's fair value is not less than its carrying amount, quantitative tests are not required. We assess goodwill for impairment on a reporting unit level and apply various quantitative valuation methodologies when required to compare the estimated fair value to the carrying value of each reporting unit. Valuation methodologies include discounted cash flow and earnings multiple approaches. If the fair value is less than the carrying amount, an additional test is required to measure the amount of impairment. We recognize impairment losses as a charge to noninterest expense (unless related to discontinued operations) and an adjustment to the carrying value of the goodwill asset. Subsequent reversals of goodwill impairment are prohibited.

       We amortize core deposit and other customer relationship intangibles on an accelerated basis over useful lives not exceeding 10 years. We review such intangibles for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Impairment is indicated if the sum of undiscounted estimated future net cash flows is less than the carrying value of the asset. Impairment is permanently recognized by writing down the asset to the extent that the carrying value exceeds the estimated fair value.

Operating Lease Assets

Operating lease rental income for leased assets is recognized in other income on a straight-line basis over the lease term. Related depreciation expense is recorded on a straight-line basis over the estimated useful life, considering the estimated residual value of the leased asset. The useful life may be adjusted to the term of the lease depending on our plans for the asset after the lease term. On a periodic basis, leased assets are reviewed for impairment. Impairment loss is recognized if the carrying amount of leased assets exceeds fair value and is not recoverable. The carrying amount of leased assets is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the lease payments and the estimated residual value upon the eventual disposition of the equipment.

Liability for Mortgage Loan Repurchase Losses

We sell residential mortgage loans to various parties, including (1) Freddie Mac and Fannie Mae (government-sponsored entities (GSEs)), which include the mortgage loans in GSE-guaranteed mortgage securitizations, (2) special purpose entities that issue private label MBS, and (3) other financial institutions that purchase mortgage loans for investment or private label securitization. In addition, we pool Federal Housing Administration (FHA)-insured and Department of Veterans Affairs (VA)-guaranteed mortgage loans, which back securities guaranteed by the Government National Mortgage Association (GNMA).

       We may be required to repurchase mortgage loans, indemnify the securitization trust, investor or insurer, or reimburse the securitization trust, investor or insurer for credit losses incurred on loans (collectively “repurchase”) in the event of a breach of specified contractual representations or warranties that are not remedied within a period (usually 90 days or less) after we receive notice of the breach. Our loan sale contracts to private investors (non-GSE) typically contain an additional provision where we would only be required to repurchase securitized loans if a breach is deemed to have a material and adverse effect on the value of the mortgage loan or to the investors or interests of security holders in the mortgage loan.

We establish mortgage repurchase liabilities related to various representations and warranties that reflect management's estimate of losses for loans for which we could have a repurchase obligation, whether or not we currently service those loans, based on a combination of factors. Such factors include default expectations, expected investor repurchase demands (influenced by current and expected mortgage loan file requests and mortgage insurance rescission notices, as well as estimated demand to default and file request relationships) and appeals success rates (where the investor rescinds the demand based on a cure of the defect or acknowledges that the loan satisfies the investor's applicable representations and warranties), reimbursement by correspondent and other third party originators, and projected loss severity. We establish a liability at the time loans are sold and continually update our liability estimate during their life. Although activity can vary by investor, investors may demand repurchase at any time and there is often a lag from the date of default to the time we receive a repurchase demand. This lag has lengthened as some investor audit reviews, particularly by the GSEs, have changed to reopen or expand reviews on previously defaulted populations. Accordingly, the majority of repurchase demands continue to be on loans that default in the first 24 to 36 months following origination of the mortgage loan.

       The liability for mortgage loan repurchase losses is included in other liabilities. For additional information on our repurchase liability, see Note 9.

Pension Accounting

We account for our defined benefit pension plans using an actuarial model. Two principal assumptions in determining net periodic pension cost are the discount rate and the expected long term rate of return on plan assets.

A discount rate is used to estimate the present value of our future pension benefit obligations. We use a consistent methodology to determine the discount rate that is based on an established yield curve methodology. This methodology incorporates a broad group of top quartile Aa bonds consisting of approximately 325-350 bonds. The discount rate is determined by matching this yield curve with the timing and amounts of the expected benefit payments for our plans.

Our determination of the reasonableness of our expected long-term rate of return on plan assets is highly quantitative by nature. We evaluate the current asset allocations and expected returns under two sets of conditions: projected returns using several forward-looking capital market assumptions, and historical returns for the main asset classes dating back to 1970 or the earliest period for which historical data was readily available for the asset classes included. Using long term historical data allows us to capture multiple economic environments, which we believe is relevant when using historical returns. We place greater emphasis on the forward-looking return and risk assumptions than on historical results. We use the resulting projections to derive a base line expected rate of return and risk level for the Cash Balance Plans' prescribed asset mix. We evaluate the portfolio based on: (1) the established target asset allocations over short term (one-year) and longer term (ten-year) investment horizons, and (2) the range of potential outcomes over these horizons within specific standard deviations. We perform the above analyses to assess the reasonableness of our expected long-term rate of return on plan assets. We consider the expected rate of return to be a long-term average view of expected returns. The use of an expected long term rate of return on plan assets may cause us to recognize pension income returns that are greater or less than the actual returns of plan assets in any given year. Differences between expected and actual returns in each year, if any, are included in our net actuarial gain or loss amount, which is recognized in OCI. We generally amortize net actuarial gain or loss in excess of a 5% corridor from accumulated OCI into net periodic pension cost over the estimated average remaining participation period, which at December 31, 2012, is 16 years. See Note 20 for additional information on our pension accounting.

Income Taxes

We file consolidated and separate company federal income tax returns, foreign tax returns and various combined and separate company state tax returns.

We evaluate two components of income tax expense: current and deferred. Current income tax expense represents our estimated taxes to be paid or refunded for the current period and includes income tax expense related to our uncertain tax positions. We determine deferred income taxes using the balance sheet method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities, and recognizes enacted changes in tax rates and laws in the period in which they occur. Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. Deferred tax assets are recognized subject to management's judgment that realization is “more likely than not.” Uncertain tax positions that meet the more likely than not recognition threshold are measured to determine the amount of benefit to recognize. An uncertain tax position is measured at the largest amount of benefit that management believes has a greater than 50% likelihood of realization upon settlement. Tax benefits not meeting our realization criteria represent unrecognized tax benefits. Foreign taxes paid are generally applied as credits to reduce federal income taxes payable. We account for interest and penalties as a component of income tax expense.

Stock-Based Compensation

We have stock-based employee compensation plans as more fully discussed in Note 19. Our Long-Term Incentive Compensation Plan provides for awards of incentive and nonqualified stock options, stock appreciation rights, restricted shares, RSRs, performance share awards and stock awards without restrictions. We measure the cost of employee services received in exchange for an award of equity instruments, such as stock options, restricted share rights (RSRs) or performance shares, based on the fair value of the award on the grant date. The cost is normally recognized in our income statement over the vesting period of the award; awards with graded vesting are expensed on a straight line method. Awards that continue to vest after retirement are expensed over the shorter of the period of time between the grant date and the final vesting period or between the grant date and when a team member becomes retirement eligible; awards to team members who are retirement eligible at the grant date are subject to immediate expensing upon grant.

Earnings Per Common Share

We compute earnings per common share by dividing net income (after deducting dividends on preferred stock) by the average number of common shares outstanding during the year. We compute diluted earnings per common share by dividing net income (after deducting dividends and related accretion on preferred stock) by the average number of common shares outstanding during the year, plus the effect of common stock equivalents (for example, stock options, restricted share rights, convertible debentures and warrants) that are dilutive.

Fair Value of Financial Instruments

We use fair value measurements in our fair value disclosures and to record certain assets and liabilities at fair value on a recurring basis, such as trading assets, or on a nonrecurring basis such as measuring impairment on assets carried at amortized cost.

Determination of Fair Value We base our fair values on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. These fair value measurements are based on exit prices and determined by maximizing the use of observable inputs. However, for certain instruments we must utilize unobservable inputs in determining fair value due to the lack of observable inputs in the market which requires greater judgment in measuring fair value.

       In instances where there is limited or no observable market data, fair value measurements for assets and liabilities are based primarily upon our own estimates or combination of our own estimates and third-party vendor or broker pricing, and the measurements are often calculated based on current pricing for products we offer or issue, the economic and competitive environment, the characteristics of the asset or liability and other such factors. As with any valuation technique used to estimate fair value, changes in underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values. Accordingly, these fair value estimates may not be realized in an actual sale or immediate settlement of the asset or liability.

       We incorporate lack of liquidity into our fair value measurement based on the type of asset or liability measured and the valuation methodology used. For example, for certain residential MHFS and certain securities where the significant inputs have become unobservable due to illiquid markets and vendor or broker pricing is not used, we use a discounted cash flow technique to measure fair value. This technique incorporates forecasting of expected cash flows (adjusted for credit loss assumptions and estimated prepayment speeds) discounted at an appropriate market discount rate to reflect the lack of liquidity in the market that a market participant would consider. For other securities where vendor or broker pricing is used, we use either unadjusted broker quotes or vendor prices or vendor or broker prices adjusted by weighting them with internal discounted cash flow techniques to measure fair value. These unadjusted vendor or broker prices inherently reflect any lack of liquidity in the market as the fair value measurement represents an exit price from a market participant viewpoint.

       Where markets are inactive and transactions are not orderly, transaction or quoted prices for assets or liabilities in inactive markets may require adjustment due to the uncertainty of whether the underlying transactions are orderly. For items that use price quotes in inactive markets, such as certain security classes within securities available for sale, we analyze the degree of market inactivity and distressed transactions to determine the appropriate adjustment to the price quotes.

       The methodology used to adjust the quotes involves weighting the price quotes and results of internal pricing techniques such as the net present value of future expected cash flows (with observable inputs, where available) discounted at a rate of return market participants require. The significant inputs utilized in the internal pricing techniques, which are estimated by type of underlying collateral, include credit loss assumptions, estimated prepayment speeds and discount rates.

       The more active and orderly markets for particular security classes are determined to be, the more weighting is assigned to price quotes. The less active and orderly markets are determined to be, the less weighting is assigned to price quotes. We continually assess the level and volume of market activity in our investment security classes in determining adjustments, if any, to price quotes. Given market conditions can change over time, our determination of which securities markets are considered active or inactive can change. If we determine a market to be inactive, the degree to which price quotes require adjustment, can also change. See Note 17 for further discussion of the valuation methodologies applied to financial instruments to determine fair value.

Fair Value Hierarchy We group our assets and liabilities measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. These levels are:

  Level 1 – Valuation is based upon quoted prices for identical instruments traded in active markets.
  Level 2 – Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.
  Level 3 – Valuation is generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.

       In the determination of the classification of financial instruments in Level 2 or Level 3 of the fair value hierarchy, we consider all available information, including observable market data, indications of market liquidity and orderliness, and our understanding of the valuation techniques and significant inputs used. For securities in inactive markets, we use a predetermined percentage to evaluate the impact of fair value adjustments derived from weighting both external and internal indications of value to determine if the instrument is classified as Level 2 or Level 3. Based upon the specific facts and circumstances of each instrument or instrument category, we make judgments regarding the significance of the Level 3 inputs to the instruments' fair value measurement in its entirety. If Level 3 inputs are considered significant, the instrument is classified as Level 3.

Derivatives and Hedging Activities

We recognize all derivatives in the balance sheet at fair value. On the date we enter into a derivative contract, we designate the derivative as (1) a hedge of the fair value of a recognized asset or liability, including hedges of foreign currency exposure (“fair value” hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (3) held for trading, customer accommodation or asset/liability risk management purposes, including economic hedges not qualifying for hedge accounting. For a fair value hedge, we record changes in the fair value of the derivative and, to the extent that it is effective, changes in the fair value of the hedged asset or liability attributable to the hedged risk, in current period earnings in the same financial statement category as the hedged item. For a cash flow hedge, we record changes in the fair value of the derivative to the extent that it is effective in OCI, with any ineffectiveness recorded in current period earnings. We subsequently reclassify these changes in fair value to net income in the same period(s) that the hedged transaction affects net income in the same financial statement category as the hedged item. For free-standing derivatives, we report changes in the fair values in current period noninterest income.

       For fair value and cash flow hedges qualifying for hedge accounting, we formally document at inception the relationship between hedging instruments and hedged items, our risk management objective, strategy and our evaluation of effectiveness for our hedge transactions. This includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities in the balance sheet or to specific forecasted transactions. Periodically, as required, we also formally assess whether the derivative we designated in each hedging relationship is expected to be and has been highly effective in offsetting changes in fair values or cash flows of the hedged item using the regression analysis method or, in limited cases, the dollar offset method.

       We discontinue hedge accounting prospectively when (1) a derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item, (2) a derivative expires or is sold, terminated or exercised, (3) a derivative is de-designated as a hedge, because it is unlikely that a forecasted transaction will occur, or (4) we elect to discontinue the designation of a derivative as a hedge.

       When we discontinue hedge accounting because a derivative no longer qualifies as an effective fair value hedge, we continue to carry the derivative in the balance sheet at its fair value with changes in fair value included in earnings, and no longer adjust the previously hedged asset or liability for changes in fair value. Previous adjustments to the hedged item are accounted for in the same manner as other components of the carrying amount of the asset or liability.

       When we discontinue cash flow hedge accounting because the hedging instrument is sold, terminated or no longer designated (de-designated), the amount reported in OCI up to the date of sale, termination or de-designation continues to be reported in OCI until the forecasted transaction affects earnings.

       When we discontinue cash flow hedge accounting because it is probable that a forecasted transaction will not occur, we continue to carry the derivative in the balance sheet at its fair value with changes in fair value included in earnings, and immediately recognize gains and losses that were accumulated in OCI in earnings.

       In all other situations in which we discontinue hedge accounting, the derivative will be carried at its fair value in the balance sheet, with changes in its fair value recognized in current period earnings.

       We occasionally purchase or originate financial instruments that contain an embedded derivative. At inception of the financial instrument, we assess (1) if the economic characteristics of the embedded derivative are not clearly and closely related to the economic characteristics of the financial instrument (host contract), (2) if the financial instrument that embodies both the embedded derivative and the host contract is not measured at fair value with changes in fair value reported in earnings, and (3) if a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative. If the embedded derivative meets all of these conditions, we separate it from the host contract by recording the bifurcated derivative at fair value and the remaining host contract at the difference between the basis of the hybrid instrument and the fair value of the bifurcated derivative. The bifurcated derivative is carried as a free-standing derivative at fair value with changes recorded in current period earnings.

       By using derivatives, we are exposed to counterparty credit risk if counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to legally enforceable master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. To the extent derivatives subject to master netting arrangements meet the applicable requirements, including determining the legal enforceability of the arrangement, it is our policy to present derivatives balances and related cash collateral amounts net in the balance sheet. Counterparty credit risk related to derivatives is considered in determining fair value and our assessment of hedge effectiveness.

Private Share Repurchases

During 2012 and 2011, we repurchased approximately 36 million shares and 6 million shares, respectively, under repurchase contracts. We entered into these transactions to complement our open-market common stock repurchase strategies, to allow us to manage our share repurchases in a manner consistent with our capital plan submitted under the 2012 Comprehensive Capital Analysis and Review (CCAR), and to provide an economic benefit to the Company.

As of December 31, 2012, we had a forward repurchase contract outstanding to repurchase an estimated 6 million shares, which is expected to settle in first quarter 2013. In connection with this contract, we paid $200 million to the counterparty, which was recorded in permanent equity in the quarter paid and was not subject to re-measurement. The classification of the up-front payment as permanent equity assured that we would have appropriate repurchase timing consistent with our 2012 capital plan, which contemplated a fixed dollar amount available per quarter for share repurchases pursuant to Federal Reserve Board (FRB) supervisory guidance. In return, the counterparty agreed to deliver a variable number of shares based on a per share discount to the volume-weighted average stock price over the contract period. The counterparty has the right to accelerate settlement with delivery of shares prior to the contractual settlement. There are no scenarios where the contracts would not either physically settle in shares or allow us to choose the settlement method.

Supplemental Cash Flow InformationNoncash activities are presented below, including information on transfers affecting MHFS, LHFS, and MSRs.

	Year ended December 31,
(in millions)	2012	2011	2010
Transfers from trading assets to securities available for sale	$-	47	-
Transfers from loans to securities available for sale	921	2,822	3,476
Trading assets retained from securitizations of MHFS	85,108	61,599	19,815
Capitalization of MSRs from sale of MHFS	4,988	4,089	4,570
Transfers from MHFS to foreclosed assets	223	224	262
Transfers from loans to MHFS	7,584	6,305	230
Transfers from loans to LHFS	143	129	1,313
Transfers from loans to foreclosed assets	9,016	9,315	8,699
Changes in consolidations (deconsolidations) of variable interest entities:
Trading assets	-	-	155
Securities available for sale	(40)	7	(7,590)
Loans	(245)	(599)	26,117
Other assets	-	-	212
Short-term borrowings	-	-	5,127
Long-term debt	(293)	(628)	13,613
Accrued expenses and other liabilities	-	-	(32)
Decrease in noncontrolling interests due to deconsolidation of subsidiaries	-	-	440
Transfer from noncontrolling interests to long-term debt	-	-	345
Consolidation of reverse mortgages previously sold:
Loans	-	5,483	-
Long-term debt	-	5,425	-

Subsequent EventsWe have evaluated the effects of subsequent events that have occurred subsequent to period end December 31, 2012, and there have been no material events that would require recognition in our 2012 consolidated financial statements or disclosure in the Notes to the financial statements, except for the announcement on January 7, 2013, that the Company, along with nine other mortgage services, entered into term sheets with the OCC and the FRB that provide the parties will enter into amendments to the Consent Orders, which would end our Independent Foreclosure Review (IFR) programs created by Article VII of an April 2011 Interagency Consent Order and replace it with an accelerated remediation process. The amendments to the Consent Orders have not yet been entered into with the OCC or FRB.

       In aggregate, the servicers have agreed to make direct, cash payments of $3.3 billion and to provide $5.2 billion in additional assistance, such as loan modifications, to consumers. Our portion of the cash settlement is $766 million, which is based on the proportionate share of Wells Fargo-serviced loans in the overall IFR population. We fully accrued the cash portion of the settlement in 2012, along with other remediation-related costs. We also committed to foreclosure prevention actions which include first and second lien modifications and short sales/deeds-in-lieu of foreclosure on $1.2 billion of loans. We anticipate meeting this commitment primarily through first lien modification and short sale activities. We are required to meet this commitment within two years of signing the agreement and we anticipate that we will be able to meet our commitment within the required timelines. This commitment did not result in any charge as we believe that this commitment is covered through the existing allowance for credit losses and the nonaccretable difference relating to the purchased credit-impaired loan portfolios.

Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combinations

We regularly explore opportunities to acquire financial services companies and businesses. Generally, we do not make a public announcement about an acquisition opportunity until a definitive agreement has been signed. For information on additional contingent consideration related to acquisitions, which is considered to be a guarantee, see Note 14.

       Business combinations completed in 2012, 2011, and 2010 are presented below. At December 31, 2012, we had no pending business combinations.

(in millions)	Date	Assets
2012
EverKey Global Partners Limited / EverKey Global Management LLC /
EverKey Global Partners (GP), LLC / EverKey Global Focus (GP), LLC – Bahamas/New York, New York	January 1	$7
Burdale Financial Holdings Limited / Certain Assets of Burdale Capital Finance, Inc. – England/Stamford, Connecticut	February 1	874
Energy Lending Business of BNP Paribas, SA – Houston, Texas	April 20	3,639
Merlin Securities, LLC / Merlin Canada LTD. / Certain Assets and Liabilities
of Merlin Group Holdings, LLC – San Francisco, California/Toronto, Ontario	August 1	281
		$4,801
2011
CP Equity, LLC – Denver, Colorado	July 1	$389
Certain assets of Foreign Currency Exchange Corp – Orlando, Florida	August 1	46
LaCrosse Holdings, LLC – Minneapolis, Minnesota	November 30	116
Other (1)	Various	37
		$588
2010
Certain assets of GMAC Commercial Finance, LLC – New York, New York	April 30	$430
Other (2)	Various	40
		$470

  Consists of seven acquisitions of insurance brokerage businesses.
  Consists of five acquisitions of insurance brokerage businesses.

Cash, Loan and Dividend Restrictions	12 Months Ended
Dec. 31, 2012
Cash, Loan and Dividend Restrictions [Abstract]
Cash, Loan and Dividend Restrictions

Federal Reserve Board (FRB) regulations require that each of our subsidiary banks maintain reserve balances on deposit with the Federal Reserve Banks. The average required reserve balance was $9.1 billion in 2012 and $7.0 billion in 2011.

       Federal law restricts the amount and the terms of both credit and non-credit transactions between a bank and its nonbank affiliates. They may not exceed 10% of the bank's capital and surplus (which for this purpose represents Tier 1 and Tier 2 capital, as calculated under the risk-based capital (RBC) guidelines, plus the balance of the allowance for credit losses excluded from Tier 2 capital) with any single nonbank affiliate and 20% of the bank's capital and surplus with all its nonbank affiliates. Transactions that are extensions of credit may require collateral to be held to provide added security to the bank. For further discussion of RBC, see Note 26 in this Report.

       Dividends paid by our subsidiary banks are subject to various federal and state regulatory limitations. Dividends that may be paid by a national bank without the express approval of the Office of the Comptroller of the Currency (OCC) are limited to that bank's retained net profits for the preceding two calendar years plus retained net profits up to the date of any dividend declaration in the current calendar year. Retained net profits, as defined by the OCC, consist of net income less dividends declared during the period.

       We also have a state-chartered subsidiary bank that is subject to state regulations that limit dividends. Under those provisions, our national and state-chartered subsidiary banks could have declared additional dividends of $1.7 billion at December 31, 2012, without obtaining prior regulatory approval. Our nonbank subsidiaries are also limited by certain federal and state statutory provisions and regulations covering the amount of dividends that may be paid in any given year. Based on retained earnings at December 31, 2012, our nonbank subsidiaries could have declared additional dividends of $6.2 billion at December 31, 2012, without obtaining prior approval.

       The FRB published clarifying supervisory guidance in first quarter 2009, SR 09-4 Applying Supervisory Guidance and Regulations on the Payment of Dividends, Stock Redemptions, and Stock Repurchases at Bank Holding Companies, pertaining to FRB's criteria, assessment and approval process for reductions in capital. The FRB supplemented this guidance with the Capital Plan Rule issued in fourth quarter 2011 (codified at 12 CFR 225.8 of Regulation Y) that establishes capital planning and prior notice and approval requirements for capital distributions including dividends by certain bank holding companies. The effect of this guidance is to require the approval of the FRB (or specifically under the Capital Plan Rule, a notice of non-objection) for the Company to repurchase or redeem common or perpetual preferred stock as well as to raise the per share quarterly dividend from its current level of $0.25 per share as declared by the Company's Board of Directors on January 22, 2013, payable on March 1, 2013.

Federal Funds Sold, Securities Purchased under Resale Agreements and Other Short-Term Investments	12 Months Ended
Dec. 31, 2012
Federal Funds Sold, Securities Purchased under Resale Agreements and Other Short-Term Investments [Abstract]
Federal Funds Sold, Securities Purchased under Resale Agreements and Other Short-Term Investments

The following table provides the detail of federal funds sold, securities purchased under short-term resale agreements (generally less than one year) and other short-term investments. The majority of interest-earning deposits at December 31, 2012, were held at the Federal Reserve.

	December 31,
(in millions)	2012	2011
Federal funds sold and securities
purchased under resale agreements	$33,884	24,255
Interest-earning deposits	102,408	18,917
Other short-term investments	1,021	1,195
Total	$137,313	44,367

       We have classified in loans securities purchased under long-term resale agreements (generally one year or more), which totaled $9.5 billion and $8.7 billion at December 31, 2012 and 2011, respectively. For additional information on the collateral we receive from other entities under resale agreements and securities borrowings, see the “Pledged Assets and Collateral” section of Note 14.

Securities Available for Sale	12 Months Ended
Dec. 31, 2012
Securities Available for Sale [Abstract]
Securities available for sale

The following table provides the amortized cost and fair value for the major categories of securities available for sale carried at fair value. The net unrealized gains (losses) are reported on an after-tax basis as a component of cumulative OCI. There were no securities classified as held to maturity as of the periods presented.

		Gross	Gross
		unrealized	unrealized	Fair
(in millions)	Cost	gains	losses	value

December 31, 2012

Securities of U.S. Treasury and federal agencies	$7,099	47	-	7,146
Securities of U.S. states and political subdivisions	37,120	2,000	(444)	38,676
Mortgage-backed securities:
Federal agencies	92,855	4,434	(4)	97,285
Residential	14,178	1,802	(49)	15,931
Commercial	18,438	1,798	(268)	19,968
Total mortgage-backed securities	125,471	8,034	(321)	133,184
Corporate debt securities	20,120	1,282	(69)	21,333
Collateralized debt obligations (1)	12,726	557	(95)	13,188
Other (2)	18,410	553	(76)	18,887
Total debt securities	220,946	12,473	(1,005)	232,414
Marketable equity securities:
Perpetual preferred securities	1,935	281	(40)	2,176
Other marketable equity securities	402	216	(9)	609
Total marketable equity securities	2,337	497	(49)	2,785
Total (3)	$223,283	12,970	(1,054)	235,199

December 31, 2011

Securities of U.S. Treasury and federal agencies	$6,920	59	(11)	6,968
Securities of U.S. states and political subdivisions	32,307	1,169	(883)	32,593
Mortgage-backed securities:
Federal agencies	92,279	4,485	(10)	96,754
Residential	16,997	1,253	(414)	17,836
Commercial	17,829	1,249	(928)	18,150
Total mortgage-backed securities	127,105	6,987	(1,352)	132,740
Corporate debt securities	17,921	769	(286)	18,404
Collateralized debt obligations (1)	8,650	298	(349)	8,599
Other (2)	19,739	378	(225)	19,892
Total debt securities	212,642	9,660	(3,106)	219,196
Marketable equity securities:
Perpetual preferred securities	2,396	185	(54)	2,527
Other marketable equity securities	533	366	(9)	890
Total marketable equity securities	2,929	551	(63)	3,417
Total (3)	$215,571	10,211	(3,169)	222,613

  Includes collateralized loan obligations with a cost basis and fair value of $12.2 billion and $12.5 billion, respectively, at December 31, 2012, and $8.1 billion for both cost basis and fair value, at December 31, 2011.
  Included in the “Other” category are asset-backed securities collateralized by auto leases or loans and cash reserves with a cost basis and fair value of $5.9 billion each at December 31, 2012, and $6.7 billion each at December 31, 2011. Also included in the "Other" category are asset-backed securities collateralized by home equity loans with a cost basis and fair value of $695 million and $918 million, respectively, at December 31, 2012, and $846 million and $932 million, respectively, at December 31, 2011. The remaining balances primarily include asset-backed securities collateralized by credit cards and student loans.
  At December 31, 2012 and 2011, we held no securities of any single issuer (excluding the U.S. Treasury and federal agencies) with a book value that exceeded 10% of stockholders' equity.

Gross Unrealized Losses and Fair Value

The following table shows the gross unrealized losses and fair value of securities in the securities available-for-sale portfolio by length of time that individual securities in each category had been in a continuous loss position. Debt securities on which we have taken credit-related OTTI write-downs are categorized as being “less than 12 months” or “12 months or more” in a continuous loss position based on the point in time that the fair value declined to below the cost basis and not the period of time since the credit-related OTTI write-down.

	Less than 12 months		12 months or more		Total
	Gross		Gross		Gross
	unrealized	Fair	unrealized	Fair	unrealized	Fair
(in millions)	losses	value	losses	value	losses	value

December 31, 2012

Securities of U.S. Treasury and federal agencies	$-	-	-	-	-	-
Securities of U.S. states and political subdivisions	(55)	2,709	(389)	4,662	(444)	7,371
Mortgage-backed securities:
Federal agencies	(4)	2,247	-	-	(4)	2,247
Residential	(4)	261	(45)	1,564	(49)	1,825
Commercial	(6)	491	(262)	2,564	(268)	3,055
Total mortgage-backed securities	(14)	2,999	(307)	4,128	(321)	7,127
Corporate debt securities	(14)	1,217	(55)	305	(69)	1,522
Collateralized debt obligations	(2)	1,485	(93)	798	(95)	2,283
Other	(11)	2,153	(65)	1,010	(76)	3,163
Total debt securities	(96)	10,563	(909)	10,903	(1,005)	21,466
Marketable equity securities:
Perpetual preferred securities	(3)	116	(37)	538	(40)	654
Other marketable equity securities	(9)	48	-	-	(9)	48
Total marketable equity securities	(12)	164	(37)	538	(49)	702
Total	$(108)	10,727	(946)	11,441	(1,054)	22,168

December 31, 2011

Securities of U.S. Treasury and federal agencies	$(11)	5,473	-	-	(11)	5,473
Securities of U.S. states and political subdivisions	(229)	8,501	(654)	4,348	(883)	12,849
Mortgage-backed securities:
Federal agencies	(7)	2,392	(3)	627	(10)	3,019
Residential	(80)	3,780	(334)	3,440	(414)	7,220
Commercial	(157)	3,183	(771)	3,964	(928)	7,147
Total mortgage-backed securities	(244)	9,355	(1,108)	8,031	(1,352)	17,386
Corporate debt securities	(205)	8,107	(81)	167	(286)	8,274
Collateralized debt obligations	(150)	4,268	(199)	613	(349)	4,881
Other	(55)	3,002	(170)	841	(225)	3,843
Total debt securities	(894)	38,706	(2,212)	14,000	(3,106)	52,706
Marketable equity securities:
Perpetual preferred securities	(13)	316	(41)	530	(54)	846
Other marketable equity securities	(9)	61	-	-	(9)	61
Total marketable equity securities	(22)	377	(41)	530	(63)	907
Total	$(916)	39,083	(2,253)	14,530	(3,169)	53,613

       We do not have the intent to sell any securities included in the previous table. For debt securities included in the table, we have concluded it is more likely than not that we will not be required to sell prior to recovery of the amortized cost basis. We have assessed each security with gross unrealized losses for credit impairment. For debt securities, we evaluate, where necessary, whether credit impairment exists by comparing the present value of the expected cash flows to the securities' amortized cost basis. For equity securities, we consider numerous factors in determining whether impairment exists, including our intent and ability to hold the securities for a period of time sufficient to recover the cost basis of the securities.

       See Note 1 – “Investments” for the factors that we consider in our analysis of OTTI for debt and equity securities available for sale.

Securities of U.S. Treasury and federal agencies and federal agency mortgage-backed securities (MBS) The unrealized losses associated with U.S. Treasury and federal agency securities and federal agency MBS are primarily driven by changes in interest rates and not due to credit losses given the explicit or implicit guarantees provided by the U.S. government.

Securities of U.S. states and political subdivisions The unrealized losses associated with securities of U.S. states and political subdivisions are primarily driven by changes in the relationship between municipal and term funding credit curves rather than by changes to the credit quality of the underlying securities. Substantially all of these investments are investment grade. The securities were generally underwritten in accordance with our own investment standards prior to the decision to purchase. Some of these securities are guaranteed by a bond insurer, but we did not rely on this guarantee in making our investment decision. These investments will continue to be monitored as part of our ongoing impairment analysis, but are expected to perform, even if the rating agencies reduce the credit rating of the bond insurers. As a result, we expect to recover the entire amortized cost basis of these securities.

Residential and commercial MBS The unrealized losses associated with private residential MBS and commercial MBS are primarily driven by changes in projected collateral losses, credit spreads and interest rates. We assess for credit impairment by estimating the present value of expected cash flows. The key assumptions for determining expected cash flows include default rates, loss severities and/or prepayment rates. We estimate losses to a security by forecasting the underlying mortgage loans in each transaction. We use forecasted loan performance to project cash flows to the various tranches in the structure. We also consider cash flow forecasts and, as applicable, independent industry analyst reports and forecasts, sector credit ratings, and other independent market data. Based upon our assessment of the expected credit losses and the credit enhancement level of the securities, we expect to recover the entire amortized cost basis of these securities.

Corporate Debt Securities The unrealized losses associated with corporate debt securities are primarily related to unsecured debt obligations issued by various corporations. We evaluate the financial performance of each issuer on a quarterly basis to determine that the issuer can make all contractual principal and interest payments. Based upon this assessment, we expect to recover the entire amortized cost basis of these securities.

Collateralized Debt Obligations (CDOs) The unrealized losses associated with CDOs relate to securities primarily backed by commercial, residential or other consumer collateral. The unrealized losses are primarily driven by changes in projected collateral losses, credit spreads and interest rates. We assess for credit impairment by estimating the present value of expected cash flows. The key assumptions for determining expected cash flows include default rates, loss severities and prepayment rates. We also consider cash flow forecasts and, as applicable, independent industry analyst reports and forecasts, sector credit ratings, and other independent market data. Based upon our assessment of the expected credit losses and the credit enhancement level of the securities, we expect to recover the entire amortized cost basis of these securities.

Other Debt Securities The unrealized losses associated with other debt securities primarily relate to other asset-backed securities. The losses are primarily driven by changes in projected collateral losses, credit spreads and interest rates. We assess for credit impairment by estimating the present value of expected cash flows. The key assumptions for determining expected cash flows include default rates, loss severities and prepayment rates. Based upon our assessment of the expected credit losses and the credit enhancement level of the securities, we expect to recover the entire amortized cost basis of these securities.

Marketable Equity Securities Our marketable equity securities include investments in perpetual preferred securities, which provide attractive tax-equivalent yields. We evaluated these hybrid financial instruments with investment-grade ratings for impairment using an evaluation methodology similar to that used for debt securities. Perpetual preferred securities are not considered to be other-than-temporarily impaired if there is no evidence of credit deterioration or investment rating downgrades of any issuers to below investment grade, and we expect to continue to receive full contractual payments. We will continue to evaluate the prospects for these securities for recovery in their market value in accordance with our policy for estimating OTTI. We have recorded impairment write-downs on perpetual preferred securities where there was evidence of credit deterioration.

OTHER SECURITIES AVAILABLE FOR SALE MATTERS The fair values of our investment securities could decline in the future if the underlying performance of the collateral for the residential and commercial MBS or other securities deteriorate and our credit enhancement levels do not provide sufficient protection to our contractual principal and interest. As a result, there is a risk that significant OTTI may occur in the future.

       The following table shows the gross unrealized losses and fair value of debt and perpetual preferred securities available for sale by those rated investment grade and those rated less than investment grade, according to their lowest credit rating by Standard & Poor's Rating Services (S&P) or Moody's Investors Service (Moody's). Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by S&P or Baa3 or higher by Moody's, are generally considered by the rating agencies and market participants to be low credit risk. Conversely, securities rated below investment grade, labeled as “speculative grade” by the rating agencies, are considered to be distinctively higher credit risk than investment grade securities. We have also included securities not rated by S&P or Moody's in the table below based on the internal credit grade of the securities (used for credit risk management purposes) equivalent to the credit rating assigned by major credit agencies. The unrealized losses and fair value of unrated securities categorized as investment grade based on internal credit grades were $19 million and $2.0 billion, respectively, at December 31, 2012, and $207 million and $6.2 billion, respectively, at December 31, 2011. If an internal credit grade was not assigned, we categorized the security as non-investment grade.

	Investment grade		Non-investment grade
	Gross		Gross
	unrealized	Fair	unrealized	Fair
(in millions)	losses	value	losses	value

December 31, 2012

Securities of U.S. Treasury and federal agencies	$-	-	-	-
Securities of U.S. states and political subdivisions	(378)	6,839	(66)	532
Mortgage-backed securities:
Federal agencies	(4)	2,247	-	-
Residential	(3)	78	(46)	1,747
Commercial	(31)	2,110	(237)	945
Total mortgage-backed securities	(38)	4,435	(283)	2,692
Corporate debt securities	(19)	1,112	(50)	410
Collateralized debt obligations	(49)	2,065	(46)	218
Other	(49)	3,034	(27)	129
Total debt securities	(533)	17,485	(472)	3,981
Perpetual preferred securities	(40)	654	-	-
Total	$(573)	18,139	(472)	3,981

December 31, 2011

Securities of U.S. Treasury and federal agencies	$(11)	5,473	-	-
Securities of U.S. states and political subdivisions	(781)	12,093	(102)	756
Mortgage-backed securities:
Federal agencies	(10)	3,019	-	-
Residential	(39)	2,503	(375)	4,717
Commercial	(429)	6,273	(499)	874
Total mortgage-backed securities	(478)	11,795	(874)	5,591
Corporate debt securities	(165)	7,156	(121)	1,118
Collateralized debt obligations	(185)	4,597	(164)	284
Other	(186)	3,458	(39)	385
Total debt securities	(1,806)	44,572	(1,300)	8,134
Perpetual preferred securities	(53)	833	(1)	13
Total	$(1,859)	45,405	(1,301)	8,147

Contractual Maturities

The following table shows the remaining contractual maturities and contractual yields (taxable-equivalent basis) of debt securities available for sale. The remaining contractual principal maturities for MBS do not consider prepayments. Remaining expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations before the underlying mortgages mature.

			Remaining contractual maturity
		Weighted-			After one year		After five years
	Total	average	Within one year		through five years		through ten years		After ten years
(in millions)	amount	yield	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield

December 31, 2012

Securities of U.S. Treasury
and federal agencies	$7,146	1.59%	$376	0.43%	$661	1.24%	$6,109	1.70%	$-	-%
Securities of U.S. states and
political subdivisions	38,676	5.29	1,861	2.61	11,620	2.18	3,380	5.51	21,815	7.15
Mortgage-backed securities:
Federal agencies	97,285	3.82	1	5.40	106	4.87	1,144	3.41	96,034	3.83
Residential	15,931	4.38	-	-	-	-	569	2.06	15,362	4.47
Commercial	19,968	5.33	-	-	78	3.69	101	2.84	19,789	5.35
Total mortgage-backed
securities	133,184	4.12	1	5.40	184	4.37	1,814	2.95	131,185	4.13
Corporate debt securities	21,333	4.26	1,037	4.29	12,792	3.19	6,099	6.14	1,405	5.88
Collateralized debt
obligations	13,188	1.35	44	0.96	1,246	0.71	7,376	1.01	4,522	2.08
Other	18,887	1.85	1,715	1.14	9,589	1.75	3,274	2.11	4,309	2.14
Total debt securities
at fair value	$232,414	3.91%	$5,034	2.28%	$36,092	2.37%	$28,052	3.07%	$163,236	4.44%

December 31, 2011

Securities of U.S. Treasury
and federal agencies	$6,968	0.91%	$57	0.48%	$6,659	0.84%	$194	2.73%	$58	3.81%
Securities of U.S. states and
political subdivisions	32,593	4.94	520	3.02	11,679	2.90	2,692	5.31	17,702	6.28
Mortgage-backed securities:
Federal agencies	96,754	4.39	1	6.47	442	4.02	1,399	3.07	94,912	4.42
Residential	17,836	4.51	-	-	-	-	640	1.88	17,196	4.61
Commercial	18,150	5.40	-	-	-	-	87	3.33	18,063	5.41
Total mortgage-backed
securities	132,740	4.55	1	6.47	442	4.02	2,126	2.72	130,171	4.58
Corporate debt securities	18,404	4.64	815	5.57	11,022	3.40	4,691	6.67	1,876	6.38
Collateralized debt obligations	8,599	1.10	-	-	540	1.61	6,813	1.00	1,246	1.42
Other	19,892	1.89	506	2.29	12,963	1.75	3,149	2.04	3,274	2.29
Total debt securities
at fair value	$219,196	4.12%	$1,899	3.85%	$43,305	2.36%	$19,665	3.31%	$154,327	4.72%

Realized Gains and Losses

The following table shows the gross realized gains and losses on sales and OTTI write-downs related to the securities available-for-sale portfolio, which includes marketable equity securities, as well as net realized gains and losses on nonmarketable equity investments (see Note 7 – Other Assets).

	Year ended December 31,
(in millions)	2012	2011	2010
Gross realized gains	$600	1,305	645
Gross realized losses	(73)	(70)	(32)
OTTI write-downs	(256)	(541)	(692)
Net realized gains (losses) from
securities available for sale	271	694	(79)
Net realized gains from private
equity investments	1,086	842	534
Net realized gains from debt
securities and equity investments	$1,357	1,536	455

Other-Than-Temporary Impairment

The following table shows the detail of total OTTI write-downs included in earnings for debt securities, marketable securities and nonmarketable equity investments.

	Year ended December 31,
(in millions)	2012	2011	2010
OTTI write-downs included in earnings
Debt securities:
U.S. states and political subdivisions	$16	2	16
Mortgage-backed securities:
Federal agencies (1)	-	-	267
Residential	84	252	175
Commercial	86	101	120
Corporate debt securities	11	3	10
Collateralized debt obligations	1	1	15
Other debt securities	42	64	69
Total debt securities	240	423	672
Equity securities:
Marketable equity securities:
Perpetual preferred securities	12	96	15
Other marketable equity securities	4	22	5
Total marketable equity securities	16	118	20
Total securities available for sale	256	541	692
Nonmarketable equity investments	160	170	248
Total OTTI write-downs included in earnings	$416	711	940

  For the year ended December 31, 2010, amount represents OTTI recognized on federal agency MBS because we had the intent to sell, of which $252 million related to securities with a fair value of $14.5 billion that were sold subsequent to December 31, 2010.

Other-Than-Temporarily Impaired Debt Securities

The following table shows the detail of OTTI write-downs on debt securities available for sale included in earnings and the related changes in OCI for the same securities.

	Year ended December 31,
(in millions)	2012	2011	2010
OTTI on debt securities
Recorded as part of gross realized losses:
Credit-related OTTI	$237	422	400
Intent-to-sell OTTI (1)	3	1	272
Total recorded as part of gross realized losses	240	423	672
Changes to OCI for increase (decrease) in non-credit-related OTTI (2):
U.S. states and political subdivisions	1	(1)	(4)
Residential mortgage-backed securities	(178)	(171)	(326)
Commercial mortgage-backed securities	(88)	105	138
Corporate debt securities	1	2	(1)
Collateralized debt obligations	(1)	4	54
Other debt securities	28	(13)	(33)
Total changes to OCI for non-credit-related OTTI	(237)	(74)	(172)
Total OTTI losses recorded on debt securities	$3	349	500

  For the year ended December 31, 2010, amount includes $252 million related to securities with a fair value of $14.5 billion that were sold subsequent to December 31, 2010.
  Represents amounts recorded to OCI on debt securities in periods where credit-related OTTI write-downs have occurred. Increases represent initial or subsequent non-credit-related OTTI on debt securities. Decreases represent partial to full reversal of impairment due to recoveries in the fair value of securities due to factors other than credit.

       The following table presents a rollforward of the credit loss component recognized in earnings for debt securities we still own (referred to as “credit-impaired” debt securities). The credit loss component of the amortized cost represents the difference between the present value of expected future cash flows discounted using the security's current effective interest rate and the amortized cost basis of the security prior to considering credit losses. OTTI recognized in earnings for credit-impaired debt securities is presented as additions and is classified into one of two components based upon whether the current period is the first time the debt security was credit-impaired (initial credit impairment) or if the debt security was previously credit-impaired (subsequent credit impairments). The credit loss component is reduced if we sell, intend to sell or believe we will be required to sell previously credit-impaired debt securities. Additionally, the credit loss component is reduced if we receive or expect to receive cash flows in excess of what we previously expected to receive over the remaining life of the credit-impaired debt security, the security matures or is fully written down.

       Changes in the credit loss component of credit-impaired debt securities that were recognized in earnings and related to securities that we do not intend to sell were:

	Year ended December 31,
(in millions)	2012	2011	2010
Credit loss component, beginning of year	$1,272	1,043	1,187
Additions:
Initial credit impairments	55	87	122
Subsequent credit impairments	182	335	278
Total additions	237	422	400
Reductions:
For securities sold	(194)	(160)	(263)
For securities derecognized due to changes in consolidation status of variable interest entities	-	(2)	(242)
Due to change in intent to sell or requirement to sell	-	-	(2)
For recoveries of previous credit impairments (1)	(26)	(31)	(37)
Total reductions	(220)	(193)	(544)
Credit loss component, end of year	$1,289	1,272	1,043

  Recoveries of previous credit impairments result from increases in expected cash flows subsequent to credit loss recognition. Such recoveries are reflected prospectively as interest yield adjustments using the effective interest method.

       To determine credit impairment losses for asset-backed securities (e.g., residential MBS, commercial MBS), we estimate expected future cash flows of the security by estimating the expected future cash flows of the underlying collateral and applying those collateral cash flows, together with any credit enhancements such as subordinated interests owned by third parties, to the security. The expected future cash flows of the underlying collateral are determined using the remaining contractual cash flows adjusted for future expected credit losses (which consider current delinquencies and nonperforming assets (NPAs), future expected default rates and collateral value by vintage and geographic region) and prepayments. The expected cash flows of the security are then discounted at the security's current effective interest rate to arrive at a present value amount. Total credit impairment losses on residential MBS that we do not intend to sell are shown in the table below. The table also presents a summary of the significant inputs considered in determining the measurement of the credit loss component recognized in earnings for residential MBS.

	Year ended December 31,
($ in millions)	2012	2011	2010
Credit impairment losses on residential MBS
Investment grade	$-	5	5
Non-investment grade	84	247	170
Total credit impairment losses on residential MBS	$84	252	175

Significant inputs (non-agency – non-investment grade MBS)
Expected remaining life of loan loss rate (1):
Range (2)	1-44%	0-48	1-43
Credit impairment loss rate distribution (3):
0 - 10% range	77	42	52
10 - 20% range	11	18	29
20 - 30% range	4	28	17
Greater than 30%	8	12	2
Weighted average loss rate (4)	8	12	9
Current subordination levels (5):
Range (2)	0-57	0-25	0-25
Weighted average (4)	2	4	7
Prepayment speed (annual CPR (6)):
Range (2)	5-29	3-19	2-27
Weighted average (4)	15	11	14

  Represents future expected credit losses on each pool of loans underlying respective securities expressed as a percentage of the total current outstanding loan balance of the pool for each respective security.
  Represents the range of inputs/assumptions based upon the individual securities within each category.
  Represents distribution of credit impairment losses recognized in earnings categorized based on range of expected remaining life of loan losses. For example 77% of credit impairment losses recognized in earnings for the year ended December 31, 2012, had expected remaining life of loan loss assumptions of 0 to 10%.
  Calculated by weighting the relevant input/assumption for each individual security by current outstanding amortized cost basis of the security.
  Represents current level of credit protection provided by tranches subordinate to our security holdings (subordination), expressed as a percentage of total current underlying loan balance.
  Constant prepayment rate.

Total credit impairment losses on commercial MBS that we do not intend to sell were $86 million, $101 million, and $120 million for the years ended December 31, 2012, 2011 and 2010, respectively. Significant inputs considered in determining the credit impairment losses for commercial MBS are the expected remaining life of loan loss rates and current subordination levels. Prepayment activity on commercial MBS does not significantly impact the determination of their credit impairment because, unlike residential MBS, commercial MBS experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower's ability to prepay the mortgage. The expected remaining life of loan loss rates for commercial MBS with credit impairment losses ranged from 3% to 18%, 4% to 18%, and 2% to 15%, while the current subordination level ranges were 0% to 13%, 3% to 15%, and 3% to 13% for the years ended December 31, 2012, 2011 and 2010, respectively.

Loans and Allowance for Credit Losses	12 Months Ended
Dec. 31, 2012
Loans and Allowance for Credit Losses [Abstract]
Loans and Allowance for Credit Losses

The following table presents total loans outstanding by portfolio segment and class of financing receivable. Outstanding balances include a total net reduction of $7.4 billion and $9.3 billion at December 31, 2012 and December 31, 2011, respectively, for unearned income, net deferred loan fees, and unamortized discounts and premiums. Outstanding balances also include PCI loans net of any remaining purchase accounting adjustments. Information about PCI loans is presented separately in the “Purchased Credit-Impaired Loans” section of this Note.

	December 31,
(in millions)	2012	2011	2010	2009	2008
Commercial:
Commercial and industrial	$187,759	167,216	151,284	158,352	202,469
Real estate mortgage	106,340	105,975	99,435	97,527	94,923
Real estate construction	16,904	19,382	25,333	36,978	42,861
Lease financing	12,424	13,117	13,094	14,210	15,829
Foreign (1)	37,771	39,760	32,912	29,398	33,882
Total commercial	361,198	345,450	322,058	336,465	389,964
Consumer:
Real estate 1-4 family first mortgage	249,900	228,894	230,235	229,536	247,894
Real estate 1-4 family junior lien mortgage	75,465	85,991	96,149	103,708	110,164
Credit card	24,640	22,836	22,260	24,003	23,555
Other revolving credit and installment	88,371	86,460	86,565	89,058	93,253
Total consumer	438,376	424,181	435,209	446,305	474,866
Total loans	$799,574	769,631	757,267	782,770	864,830

  Substantially all of our foreign loan portfolio is commercial loans. Loans are classified as foreign if the borrower's primary address is outside of the United States.

Loan Concentrations

Loan concentrations may exist when there are amounts loaned to borrowers engaged in similar activities or similar types of loans extended to a diverse group of borrowers that would cause them to be similarly impacted by economic or other conditions. At December 31, 2012 and 2011, we did not have concentrations representing 10% or more of our total loan portfolio in domestic commercial and industrial loans and lease financing by industry or CRE loans (real estate mortgage and real estate construction) by state or property type. Our real estate 1-4 family mortgage loans to borrowers in the state of California represented approximately 13% of total loans at both December 31, 2012 and 2011. For the years ended 2012 and 2011, 2% and 3% of the amounts were PCI loans, respectively. These loans are generally diversified among the larger metropolitan areas in California, with no single area consisting of more than 3% of total loans. We continuously monitor changes in real estate values and underlying economic or market conditions for all geographic areas of our real estate 1-4 family mortgage portfolio as part of our credit risk management process.

Some of our real estate 1-4 family first and junior lien mortgage loans include an interest-only feature as part of the loan terms. These interest-only loans were approximately 18% of total loans at December 31, 2012, and 21% at December 31, 2011. Substantially all of these interest-only loans at origination were considered to be prime or near prime. We do not offer option adjustable-rate mortgage (ARM) products, nor do we offer variable-rate mortgage products with fixed payment amounts, commonly referred to within the financial services industry as negative amortizing mortgage loans. We acquired an option payment loan portfolio (Pick-a-Pay) from Wachovia at December 31, 2008. A majority of the portfolio was identified as PCI loans. Since the acquisition, we have reduced our exposure to the option payment portion of the portfolio through our modification efforts and loss mitigation actions. At December 31, 2012, approximately 4 percent of total loans remained with the payment option feature compared with 10 percent at December 31, 2008.

       Our first and junior lien lines of credit products generally have a draw period of 10 years with variable interest rates and payment options during the draw period of (1) interest only or (2) 1.5% of total outstanding balance. During the draw period, the borrower has the option of converting all or a portion of the line from a variable interest rate to a fixed rate with terms including interest-only payments for a fixed period between three to seven years or a fully amortizing payment with a fixed period between five to 30 years. At the end of the draw period, a line of credit generally converts to an amortizing payment loan with repayment terms of up to 30 years based on the balance at time of conversion. At December 31, 2012, our lines of credit portfolio had an outstanding balance of $84.6 billion, of which $2.1 billion (2%) is in its amortization period, another $8.2 billion, or 10%, of our total outstanding balance, will reach their end of draw period during 2013 through 2014, $29.4 billion, or 35%, during 2015 through 2017, and $44.9 billion, or 53%, will convert in subsequent years. This portfolio had unfunded credit commitments of $77.8 billion at December 31, 2012. The lines that enter their amortization period may experience higher delinquencies and higher loss rates than the ones in their draw period. At December 31, 2012, $223 million, or 11%, of outstanding lines of credit that are in their amortization period were 30 or more days past due, compared with $1.9 billion, or 2%, for lines in their draw period. In anticipation of our customer's reaching their contractual end of draw period, we have created a process to help borrowers effectively make the transition from interest-only to fully-amortizing payments.

Loan Purchases, Sales, and Transfers

The following table summarizes the proceeds paid or received for purchases and sales of loans and transfers from loans held for investment to mortgages/loans held for sale at lower of cost or market. This loan activity primarily includes loans added in business combinations and asset acquisitions, as well as purchases or sales of commercial loan participation interests, whereby we receive or transfer a portion of a loan after origination. The table excludes PCI loans and loans recorded at fair value, including loans originated for sale because their loan activity normally does not impact the allowance for credit losses.

	Year ended December 31,
	2012			2011
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total
Purchases (1)	$12,280	167	12,447	7,078	284	7,362
Sales	(5,840)	(840)	(6,680)	(4,705)	(1,018)	(5,723)
Transfers to MHFS/LHFS (1)	(84)	(21)	(105)	(164)	(75)	(239)

  The “Purchases” and “Transfers to MHFS/LHFS" categories exclude activity in government insured/guaranteed loans. As servicer, we are able to buy delinquent insured/guaranteed loans out of the Government National Mortgage Association (GNMA) pools. These loans have different risk characteristics from the rest of our consumer portfolio, whereby this activity does not impact the allowance for loan losses in the same manner because the loans are predominantly insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA). On a net basis, such purchases net of transfers to MHFS were $9.8 billion and $10.4 billion for the year ended December 31, 2012 and 2011, respectively.

Commitments to Lend

A commitment to lend is a legally binding agreement to lend funds to a customer, usually at a stated interest rate, if funded, and for specific purposes and time periods. We generally require a fee to extend such commitments. Certain commitments are subject to loan agreements with covenants regarding the financial performance of the customer or borrowing base formulas that must be met before we are required to fund the commitment. We may reduce or cancel consumer commitments, including home equity lines and credit card lines, in accordance with the contracts and applicable law.

When we make commitments, we are exposed to credit risk. The maximum credit risk for these commitments will generally be lower than the contractual amount because a significant portion of these commitments are expected to expire without being used by the customer. In addition, we manage the potential risk in commitments to lend by limiting the total amount of arrangements, both by individual customer and in total, by monitoring the size and maturity structure of these commitment portfolios and by applying the same credit standards as for all of our credit activities. In some cases, we participate a portion of our commitment to others in an arrangement that reduces our contractual commitment amount. We also originate multipurpose lending commitments under which borrowers have the option to draw on the facility in one of several forms, including a standby letter of credit. See Note 14 for information on standby letters of credit.

       For certain loans and commitments to lend, we may require collateral or a guarantee, based on our assessment of a customer's credit risk. We may require various types of collateral, including commercial and consumer real estate, autos, other short-term liquid assets such as accounts receivable or inventory and long-lived asset, such as equipment and other business assets. Collateral requirements for each customer may vary according to the specific credit underwriting, including terms and structure of loans funded immediately or under a commitment to fund at a later date.

       The contractual amount of our unfunded credit commitments, net of participations and net of all standby and commercial letters of credit issued under the terms of these commitments, is summarized by portfolio segment and class of financing receivable in the following table:

	December 31,
(in millions)	2012	2011
Commercial:
Commercial and industrial	$215,626	201,061
Real estate mortgage	6,165	5,419
Real estate construction	9,109	7,347
Foreign	8,423	6,083
Total commercial	239,323	219,910
Consumer:
Real estate 1-4 family first mortgage	42,657	37,185
Real estate 1-4 family
junior lien mortgage	50,934	55,207
Credit card	70,960	65,111
Other revolving credit and installment	19,791	17,617
Total consumer	184,342	175,120
Total unfunded
credit commitments	$423,665	395,030

Allowance for Credit Losses

The allowance for credit losses consists of the allowance for loan losses and the allowance for unfunded credit commitments. Changes in the allowance for credit losses were:

	Year ended December 31,
(in millions)	2012	2011	2010	2009	2008
Balance, beginning of year	$19,668	23,463	25,031	21,711	5,518
Provision for credit losses	7,217	7,899	15,753	21,668	15,979
Interest income on certain impaired loans (1)	(315)	(332)	(266)	-	-
Loan charge-offs:
Commercial:
Commercial and industrial	(1,306)	(1,598)	(2,775)	(3,365)	(1,653)
Real estate mortgage	(382)	(636)	(1,151)	(670)	(29)
Real estate construction	(191)	(351)	(1,189)	(1,063)	(178)
Lease financing	(24)	(38)	(120)	(229)	(65)
Foreign	(111)	(173)	(198)	(237)	(245)
Total commercial	(2,014)	(2,796)	(5,433)	(5,564)	(2,170)
Consumer:
Real estate 1-4 family first mortgage	(3,013)	(3,883)	(4,900)	(3,318)	(540)
Real estate 1-4 family junior lien mortgage	(3,437)	(3,763)	(4,934)	(4,812)	(2,204)
Credit card	(1,101)	(1,449)	(2,396)	(2,708)	(1,563)
Other revolving credit and installment	(1,408)	(1,724)	(2,437)	(3,423)	(2,300)
Total consumer (2)	(8,959)	(10,819)	(14,667)	(14,261)	(6,607)
Total loan charge-offs	(10,973)	(13,615)	(20,100)	(19,825)	(8,777)
Loan recoveries:
Commercial:
Commercial and industrial	461	419	427	254	114
Real estate mortgage	163	143	68	33	5
Real estate construction	124	146	110	16	3
Lease financing	19	24	20	20	13
Foreign	32	45	53	40	49
Total commercial	799	777	678	363	184
Consumer:
Real estate 1-4 family first mortgage	157	405	522	185	37
Real estate 1-4 family junior lien mortgage	259	218	211	174	89
Credit card	185	251	218	180	147
Other revolving credit and installment	539	665	718	755	481
Total consumer	1,140	1,539	1,669	1,294	754
Total loan recoveries	1,939	2,316	2,347	1,657	938
Net loan charge-offs (3)	(9,034)	(11,299)	(17,753)	(18,168)	(7,839)
Allowances related to business combinations/other (4)	(59)	(63)	698	(180)	8,053
Balance, end of year	$17,477	19,668	23,463	25,031	21,711
Components:
Allowance for loan losses	$17,060	19,372	23,022	24,516	21,013
Allowance for unfunded credit commitments	417	296	441	515	698
Allowance for credit losses (5)	$17,477	19,668	23,463	25,031	21,711
Net loan charge-offs as a percentage of average total loans (3)	1.17%	1.49	2.30	2.21	1.97
Allowance for loan losses as a percentage of total loans (5)	2.13	2.52	3.04	3.13	2.43
Allowance for credit losses as a percentage of total loans (5)	2.19	2.56	3.10	3.20	2.51

  Certain impaired loans with an allowance calculated by discounting expected cash flows using the loan's effective interest rate over the remaining life of the loan recognize reductions in the allowance as interest income.
  The year ended December 31, 2012, includes $888 million resulting from the OCC guidance issued in third quarter 2012, which requires consumer loans discharged in bankruptcy to be placed on nonaccrual status and written down to net realizable collateral value, regardless of their delinquency status.
  For PCI loans, charge-offs are only recorded to the extent that losses exceed the purchase accounting estimates.
  Includes $693 million for the year ended December 31, 2010, related to the adoption of consolidation accounting guidance on January 1, 2010.
  The allowance for credit losses includes $117 million, $231 million, $298 million and $333 million at December 31, 2012, 2011, 2010 and 2009, respectively, related to PCI loans acquired from Wachovia. Loans acquired from Wachovia are included in total loans net of related purchase accounting net write-downs.

The following table summarizes the activity in the allowance for credit losses by our commercial and consumer portfolio segments.

	Year ended December 31,
			2012			2011
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total
Balance, beginning of period	$6,358	13,310	19,668	8,169	15,294	23,463
Provision for credit losses	666	6,551	7,217	365	7,534	7,899
Interest income on certain impaired loans	(95)	(220)	(315)	(161)	(171)	(332)

Loan charge-offs	(2,014)	(8,959)	(10,973)	(2,796)	(10,819)	(13,615)
Loan recoveries	799	1,140	1,939	777	1,539	2,316
Net loan charge-offs	(1,215)	(7,819)	(9,034)	(2,019)	(9,280)	(11,299)
Allowance related to business combinations/other	-	(59)	(59)	4	(67)	(63)
Balance, end of period	$5,714	11,763	17,477	6,358	13,310	19,668

The following table disaggregates our allowance for credit losses and recorded investment in loans by impairment methodology.

	Allowance for credit losses			Recorded investment in loans
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total

December 31, 2012

Collectively evaluated (1)	$3,951	7,524	11,475	349,035	389,559	738,594
Individually evaluated (2)	1,675	4,210	5,885	8,186	21,826	30,012
PCI (3)	88	29	117	3,977	26,991	30,968
Total	$5,714	11,763	17,477	361,198	438,376	799,574

December 31, 2011

Collectively evaluated (1)	$4,060	8,699	12,759	328,117	376,785	704,902
Individually evaluated (2)	2,133	4,545	6,678	10,566	17,444	28,010
PCI (3)	165	66	231	6,767	29,952	36,719
Total	$6,358	13,310	19,668	345,450	424,181	769,631

  Represents loans collectively evaluated for impairment in accordance with Accounting Standards Codification (ASC) 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for non-impaired loans.
  Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.
  Represents the allowance and related loan carrying value determined in accordance with ASC 310-30, Receivables – Loans and Debt Securities Acquired with Deteriorated Credit Quality (formerly SOP 03-3) and pursuant to amendments by ASU 2010-20 regarding allowance for PCI loans.

Credit Quality

We monitor credit quality as indicated by evaluating various attributes and utilize such information in our evaluation of the appropriateness of the allowance for credit losses. The following sections provide the credit quality indicators we most closely monitor. See the “Purchased Credit-Impaired Loans” section of this Note for credit quality information on our PCI portfolio.

       The majority of credit quality indicators are based on December 31, 2012 information, with the exception of updated Fair Isaac Corporation (FICO) scores and updated loan-to-value (LTV)/combined LTV (CLTV), which are obtained at least quarterly. Generally, these indicators are updated in the second month of each quarter, with updates no older than September 30, 2012.

Commercial Credit Quality Indicators In addition to monitoring commercial loan concentration risk, we manage a consistent process for assessing commercial loan credit quality. Generally, commercial loans are subject to individual risk assessment using our internal borrower and collateral quality ratings. Our ratings are aligned to Pass and Criticized categories. The Criticized category includes Special Mention, Substandard, and Doubtful categories which are defined by bank regulatory agencies.

       The following table provides a breakdown of outstanding commercial loans by risk category. Of the $21.0 billion in criticized commercial real estate (CRE) loans, $4.3 billion has been placed on nonaccrual status and written down to net realizable collateral value. CRE loans have a high level of monitoring in place to manage these assets and mitigate loss exposure.

	Commercial	Real	Real
	and	estate	estate	Lease
(in millions)	industrial	mortgage	construction	financing	Foreign	Total

December 31, 2012

By risk category:
Pass	$169,293	87,183	12,224	11,787	35,380	315,867
Criticized	18,207	17,187	3,803	637	1,520	41,354
Total commercial loans (excluding PCI)	187,500	104,370	16,027	12,424	36,900	357,221
Total commercial PCI loans (carrying value)	259	1,970	877	-	871	3,977
Total commercial loans	$187,759	106,340	16,904	12,424	37,771	361,198

December 31, 2011

By risk category:
Pass	$144,980	80,215	10,865	12,455	36,567	285,082
Criticized	21,837	22,490	6,772	662	1,840	53,601
Total commercial loans (excluding PCI)	166,817	102,705	17,637	13,117	38,407	338,683
Total commercial PCI loans (carrying value)	399	3,270	1,745	-	1,353	6,767
Total commercial loans	$167,216	105,975	19,382	13,117	39,760	345,450

       The following table provides past due information for commercial loans, which we monitor as part of our credit risk management practices.

	Commercial	Real	Real
	and	estate	estate	Lease
(in millions)	industrial	mortgage	construction	financing	Foreign	Total

December 31, 2012

By delinquency status:
Current-29 DPD and still accruing	$185,614	100,317	14,861	12,344	36,837	349,973
30-89 DPD and still accruing	417	503	136	53	12	1,121
90+ DPD and still accruing	47	228	27	-	1	303
Nonaccrual loans	1,422	3,322	1,003	27	50	5,824
Total commercial loans (excluding PCI)	187,500	104,370	16,027	12,424	36,900	357,221
Total commercial PCI loans (carrying value)	259	1,970	877	-	871	3,977
Total commercial loans	$187,759	106,340	16,904	12,424	37,771	361,198

December 31, 2011

By delinquency status:
Current-29 DPD and still accruing	$163,583	97,410	15,471	12,934	38,122	327,520
30-89 DPD and still accruing	939	954	187	130	232	2,442
90+ DPD and still accruing	153	256	89	-	6	504
Nonaccrual loans	2,142	4,085	1,890	53	47	8,217
Total commercial loans (excluding PCI)	166,817	102,705	17,637	13,117	38,407	338,683
Total commercial PCI loans (carrying value)	399	3,270	1,745	-	1,353	6,767
Total commercial loans	$167,216	105,975	19,382	13,117	39,760	345,450

Consumer Credit Quality Indicators We have various classes of consumer loans that present unique risks. Loan delinquency, FICO credit scores and LTV for loan types are common credit quality indicators that we monitor and utilize in our evaluation of the appropriateness of the allowance for credit losses for the consumer portfolio segment.

Many of our loss estimation techniques used for the allowance for credit losses rely on delinquency-based models; therefore, delinquency is an important indicator of credit quality and the establishment of our allowance for credit losses.

The following table provides the outstanding balances of our consumer portfolio by delinquency status.

	Real estate	Real estate		Other
	1-4 family	1-4 family		revolving
	first	junior lien	Credit	credit and
(in millions)	mortgage	mortgage	card	installment	Total

December 31, 2012

By delinquency status:
Current-29 DPD	$179,870	73,256	23,976	74,519	351,621
30-59 DPD	3,295	577	211	966	5,049
60-89 DPD	1,528	339	143	272	2,282
90-119 DPD	853	265	122	130	1,370
120-179 DPD	1,141	358	187	33	1,719
180+ DPD	6,655	518	1	5	7,179
Government insured/guaranteed loans (1)	29,719	-	-	12,446	42,165
Total consumer loans (excluding PCI)	223,061	75,313	24,640	88,371	411,385
Total consumer PCI loans (carrying value)	26,839	152	-	-	26,991
Total consumer loans	$249,900	75,465	24,640	88,371	438,376

December 31, 2011

By delinquency status:
Current-29 DPD	$156,985	83,033	22,125	69,712	331,855
30-59 DPD	4,075	786	211	963	6,035
60-89 DPD	2,012	501	154	275	2,942
90-119 DPD	1,152	382	135	127	1,796
120-179 DPD	1,704	537	211	33	2,485
180+ DPD	6,665	546	-	4	7,215
Government insured/guaranteed loans (1)	26,555	-	-	15,346	41,901
Total consumer loans (excluding PCI)	199,148	85,785	22,836	86,460	394,229
Total consumer PCI loans (carrying value)	29,746	206	-	-	29,952
Total consumer loans	$228,894	85,991	22,836	86,460	424,181

  Represents loans whose repayments are predominantly insured by the FHA or guaranteed by the VA and student loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan Program (FFELP). Loans insured/guaranteed by the FHA/VA and 90+ DPD totaled $20.2 billion at December 31, 2012, compared with $18.5 billion at December 31, 2011. Student loans 90+ DPD totaled $1.1 billion at December 31, 2012, compared with $1.3 billion at December 31, 2011.

       Of the $10.3 billion of loans not government insured/guaranteed that are 90 days or more past due at December 31, 2012, $1.1 billion was accruing, compared with $11.5 billion past due and $1.5 billion accruing at December 31, 2011.

       Real estate 1-4 family first mortgage loans 180 days or more past due totaled $6.7 billion, or 3.0% of total first mortgages (excluding PCI), at December 31, 2012, compared with $6.7 billion, or 3.3%, at December 31, 2011.

       The following table provides a breakdown of our consumer portfolio by updated FICO. We obtain FICO scores at loan origination and the scores are updated at least quarterly. The majority of our portfolio is underwritten with a FICO score of 680 and above. FICO is not available for certain loan types and may not be obtained if we deem it unnecessary due to strong collateral and other borrower attributes, primarily securities-based margin loans of $5.4 billion at December 31, 2012, and $5.0 billion at December 31, 2011.

	Real estate	Real estate		Other
	1-4 family	1-4 family		revolving
	first	junior lien	Credit	credit and
(in millions)	mortgage	mortgage	card	installment	Total

December 31, 2012

By updated FICO:
< 600	$17,662	6,122	2,314	9,091	35,189
600-639	10,208	3,660	1,961	6,403	22,232
640-679	15,764	6,574	3,772	10,153	36,263
680-719	24,725	11,361	4,990	11,640	52,716
720-759	31,502	15,992	5,114	10,729	63,337
760-799	63,946	21,874	4,109	12,371	102,300
800+	26,044	8,526	2,223	6,355	43,148
No FICO available	3,491	1,204	157	3,780	8,632
FICO not required	-	-	-	5,403	5,403
Government insured/guaranteed loans (1)	29,719	-	-	12,446	42,165
Total consumer loans (excluding PCI)	223,061	75,313	24,640	88,371	411,385
Total consumer PCI loans (carrying value)	26,839	152	-	-	26,991
Total consumer loans	$249,900	75,465	24,640	88,371	438,376

December 31, 2011

By updated FICO:
< 600	$21,604	7,428	2,323	8,921	40,276
600-639	10,978	4,086	1,787	6,222	23,073
640-679	15,563	7,187	3,383	9,350	35,483
680-719	23,622	12,497	4,697	10,465	51,281
720-759	27,417	17,574	4,760	9,936	59,687
760-799	47,337	24,979	3,517	11,163	86,996
800+	21,381	10,247	1,969	5,674	39,271
No FICO available	4,691	1,787	400	4,393	11,271
FICO not required	-	-	-	4,990	4,990
Government insured/guaranteed loans (1)	26,555	-	-	15,346	41,901
Total consumer loans (excluding PCI)	199,148	85,785	22,836	86,460	394,229
Total consumer PCI loans (carrying value)	29,746	206	-	-	29,952
Total consumer loans	$228,894	85,991	22,836	86,460	424,181

  Represents loans whose repayments are predominantly insured by the FHA or guaranteed by the VA and student loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under FFELP.

       LTV refers to the ratio comparing the loan's unpaid principal balance to the property's collateral value. CLTV refers to the combination of first mortgage and junior lien mortgage (including unused line amounts for credit line products) ratios. LTVs and CLTVs are updated quarterly using a cascade approach which first uses values provided by automated valuation models (AVMs) for the property. If an AVM is not available, then the value is estimated using the original appraised value adjusted by the change in Home Price Index (HPI) for the property location. If an HPI is not available, the original appraised value is used. The HPI value is normally the only method considered for high value properties, generally with an original value of $1 million or more, as the AVM values have proven less accurate for these properties.

       The following table shows the most updated LTV and CLTV distribution of the real estate 1-4 family first and junior lien mortgage loan portfolios. In recent years, the residential real estate markets experienced significant declines in property values and several markets, particularly California and Florida have experienced more significant declines than the national decline. These trends are considered in the way that we monitor credit risk and establish our allowance for credit losses. LTV does not necessarily reflect the likelihood of performance of a given loan, but does provide an indication of collateral value. In the event of a default, any loss should be limited to the portion of the loan amount in excess of the net realizable value of the underlying real estate collateral value. Certain loans do not have an LTV or CLTV primarily due to industry data availability and portfolios acquired from or serviced by other institutions.

	December 31, 2012			December 31, 2011
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
	mortgage	mortgage		mortgage	mortgage
(in millions)	by LTV	by CLTV	Total	by LTV	by CLTV	Total
By LTV/CLTV:
0-60%	$56,247	12,170	68,417	46,476	12,694	59,170
60.01-80%	69,759	15,168	84,927	46,831	15,722	62,553
80.01-100%	34,830	18,038	52,868	36,764	20,290	57,054
100.01-120% (1)	17,004	13,576	30,580	21,116	15,829	36,945
> 120% (1)	13,529	14,610	28,139	18,608	18,626	37,234
No LTV/CLTV available	1,973	1,751	3,724	2,798	2,624	5,422
Government insured/guaranteed loans (2)	29,719	-	29,719	26,555	-	26,555
Total consumer loans (excluding PCI)	223,061	75,313	298,374	199,148	85,785	284,933
Total consumer PCI loans (carrying value)	26,839	152	26,991	29,746	206	29,952
Total consumer loans	$249,900	75,465	325,365	228,894	85,991	314,885

  Reflects total loan balances with LTV/CLTV amounts in excess of 100%. In the event of default, the loss content would generally be limited to only the amount in excess of 100% LTV/CLTV.
  Represents loans whose repayments are predominantly insured by the FHA or guaranteed by the VA.

Nonaccrual Loans The following table provides loans on nonaccrual status. PCI loans are excluded from this table due to the existence of the accretable yield.

	December 31,
(in millions)	2012	2011
Commercial:
Commercial and industrial	$1,422	2,142
Real estate mortgage	3,322	4,085
Real estate construction	1,003	1,890
Lease financing	27	53
Foreign	50	47
Total commercial (1)	5,824	8,217
Consumer:
Real estate 1-4 family first mortgage (2)	11,455	10,913
Real estate 1-4 family junior lien mortgage (3)	2,922	1,975
Other revolving credit and installment	285	199
Total consumer (4)	14,662	13,087
Total nonaccrual loans
(excluding PCI)	$20,486	21,304

  Includes LHFS of $16 million and $25 million at December 31, 2012 and 2011, respectively.
  Includes MHFS of $336 million and $301 million at December 31, 2012 and 2011, respectively.
  Includes $960 million at December 31, 2012, resulting from the Interagency Guidance issued in 2012, which requires performing junior liens to be classified as nonaccrual if the related first mortgage is nonaccruing.
  Includes $1.8 billion at December 31, 2012, consisting of $1.4 billion of first mortgages, $205 million of junior liens and $140 million of auto and other loans, resulting from the OCC guidance issued in third quarter 2012, which requires performing consumer loans discharged in bankruptcy to be placed on nonaccrual status and written down to net realizable collateral value, regardless of their delinquency status.

LOANS 90 Days OR MORE Past Due and Still Accruing Certain loans 90 days or more past due as to interest or principal are still accruing, because they are (1) well-secured and in the process of collection or (2) real estate 1-4 family mortgage loans or consumer loans exempt under regulatory rules from being classified as nonaccrual until later delinquency, usually 120 days past due. PCI loans of $6.0 billion at December 31, 2012, and $8.7 billion at December 31, 2011, are not included in these past due and still accruing loans even though they are 90 days or more contractually past due. These PCI loans are considered to be accruing due to the existence of the accretable yield and not based on consideration given to contractual interest payments. Loans 90 days or more past due and still accruing whose repayments are predominantly insured by the FHA or guaranteed by the VA for mortgages and the U.S. Department of Education for student loans under the FFELP were $21.8 billion at December 31, 2012, up from $20.5 billion at December 31, 2011.

       The following table shows non-PCI loans 90 days or more past due and still accruing by class for loans not government insured/guaranteed

	December 31,
(in millions)	2012	2011
Loan 90 days or more past due and still accruing:
Total (excluding PCI):	$23,245	22,569
Less: FHA insured/guaranteed by the VA (1)(2)	20,745	19,240
Less: Student loans guaranteed
under the FFELP (3)	1,065	1,281
Total, not government
insured/guaranteed	$1,435	2,048

By segment and class, not government
insured/guaranteed:
Commercial:
Commercial and industrial	$47	153
Real estate mortgage	228	256
Real estate construction	27	89
Foreign	1	6
Total commercial	303	504
Consumer:
Real estate 1-4 family first mortgage (2)	564	781
Real estate 1-4 family junior lien mortgage (2)(4)	133	279
Credit card	310	346
Other revolving credit and installment	125	138
Total consumer	1,132	1,544
Total, not government
insured/guaranteed	$1,435	2,048

  Represents loans whose repayments are predominantly insured by the FHA or guaranteed by the VA.
  Includes mortgage loans held for sale 90 days or more past due and still accruing.
  Represents loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under the FFELP.
  The balance at December 31, 2012, includes the impact from the transfer of certain 1-4 family junior lien mortgages to nonaccrual loans in accordance with the Interagency Guidance issued on January 31, 2012.

Impaired Loans The table below summarizes key information for impaired loans. Our impaired loans predominantly include loans on nonaccrual status in the commercial portfolio segment and loans modified in a TDR, whether on accrual or nonaccrual status. These impaired loans generally have estimated losses which are included in the allowance for credit losses. Impaired loans exclude PCI loans. Based on clarifying guidance from the Securities and Exchange Commission (SEC) received in December 2011, we now classify trial modifications as TDRs at the beginning of the trial period. The table below includes trial modifications that totaled $705 million at December 31, 2012, and $651 million at December 31, 2011.

		Recorded investment
			Impaired loans
	Unpaid		with related	Related
	principal	Impaired	allowance for	allowance for
(in millions)	balance	loans	credit losses	credit losses

December 31, 2012

Commercial:
Commercial and industrial	$3,331	2,086	2,086	353
Real estate mortgage	5,766	4,673	4,537	1,025
Real estate construction	1,975	1,345	1,345	276
Lease financing	54	39	39	11
Foreign	109	43	43	9
Total commercial (1)	11,235	8,186	8,050	1,674
Consumer:
Real estate 1-4 family first mortgage	21,293	18,472	15,224	3,074
Real estate 1-4 family junior lien mortgage	2,855	2,483	2,070	859
Credit card	531	531	531	244
Other revolving credit and installment	341	340	340	33
Total consumer	25,020	21,826	18,165	4,210
Total impaired loans (excluding PCI)	$36,255	30,012	26,215	5,884

December 31, 2011

Commercial:
Commercial and industrial	$7,191	3,072	3,018	501
Real estate mortgage	7,490	5,114	4,637	1,133
Real estate construction	4,733	2,281	2,281	470
Lease financing	127	68	68	21
Foreign	185	31	31	8
Total commercial (1)	19,726	10,566	10,035	2,133
Consumer:
Real estate 1-4 family first mortgage	16,494	14,486	13,909	3,380
Real estate 1-4 family junior lien mortgage	2,232	2,079	2,079	784
Credit card	593	593	593	339
Other revolving credit and installment	287	286	274	42
Total consumer	19,606	17,444	16,855	4,545
Total impaired loans (excluding PCI)	$39,332	28,010	26,890	6,678

  The unpaid principal balance for commercial loans at December 31, 2011, includes $2.5 billion of commercial and industrial, $1.1 billion of real estate mortgage, $1.8 billion of real estate construction and $157 million of lease financing and foreign loans that have been fully charged off and therefore have no recorded investment. The unpaid principal balance for loans with no recorded investment has been excluded from the amounts disclosed at December 31, 2012.

       Commitments to lend additional funds on loans whose terms have been modified in a TDR amounted to $421 million at December 31, 2012, and $3.8 billion at December 31, 2011.

       The following tables provide the average recorded investment in impaired loans and the amount of interest income recognized on impaired loans by portfolio segment and class.

					Year ended December 31,
		2012		2011		2010
	Average	Recognized	Average	Recognized	Average	Recognized
	recorded	interest	recorded	interest	recorded	interest
(in millions)	investment	income	investment	income	investment	income
Commercial:
Commercial and industrial	$2,281	111	3,282	105	4,098	64
Real estate mortgage	4,821	119	5,308	80	4,598	41
Real estate construction	1,818	61	2,481	70	3,203	28
Lease financing	57	1	80	-	166	-
Foreign	36	1	29	-	47	-
Total commercial	9,013	293	11,180	255	12,112	133
Consumer:
Real estate 1-4 family first mortgage	15,750	803	13,592	700	9,221	494
Real estate 1-4 family
junior lien mortgage	2,193	80	1,962	76	1,443	55
Credit card	572	63	594	21	360	13
Other revolving credit and installment	324	44	270	27	132	3
Total consumer	18,839	990	16,418	824	11,156	565
Total impaired loans (excluding PCI)	$27,852	1,283	$27,598	1,079	$23,268	698

	Year ended December 31,
(in millions)	2012	2011	2010
Average recorded investment in impaired loans	$27,852	27,598	23,268
Interest income:
Cash basis of accounting	$316	180	250
Other (1)	967	899	448
Total interest income	$1,283	1,079	698

  Includes interest recognized on accruing TDRs, interest recognized related to certain impaired loans which have an allowance calculated using discounting, and amortization of purchase accounting adjustments related to certain impaired loans. See footnote 1 to the table of changes in the allowance for credit losses.

TROUBLED DEBT RESTRUCTURINGs (TDRs) When, for economic or legal reasons related to a borrower's financial difficulties, we grant a concession for other than an insignificant period of time to a borrower that we would not otherwise consider, the related loan is classified as a TDR. We do not consider any loans modified through a loan resolution such as foreclosure or short sale to be a TDR.

       We may require some borrowers experiencing financial difficulty to make trial payments generally for a period of three to four months, according to the terms of a planned permanent modification, to determine if they can perform according to those terms. Based on clarifying guidance from the SEC in December 2011, these arrangements represent trial modifications, which we classify and account for as TDRs. While loans are in trial payment programs, their original terms are not considered modified and they continue to advance through delinquency status and accrue interest according to their original terms. The planned modifications for these arrangements predominantly involve interest rate reductions or other interest rate concessions, however, the exact concession type and resulting financial effect are usually not finalized and do not take effect until the loan is permanently modified. The trial period terms are developed in accordance with our proprietary programs or the U.S. Treasury's Making Homes Affordable programs for real estate 1-4 family first lien (i.e. Home Affordable Modification Program – HAMP) and junior lien (i.e. Second Lien Modification Program – 2MP) mortgage loans.

       At December 31, 2012, the loans in trial modification period were $402 million under HAMP, $45 million under 2MP and $258 million under proprietary programs, compared with $421 million, $46 million and $184 million at December 31, 2011, respectively. Trial modifications with a recorded investment of $429 million at December 31, 2012, and $310 million at December 31, 2011, were accruing loans and $276 million and $341 million, respectively, were nonaccruing loans. Our recent experience is that most of the mortgages that enter a trial payment period program are successful in completing the program requirements and are then permanently modified at the end of the trial period. As previously discussed, our allowance process considers the impact of those modifications that are probable to occur including the associated credit cost and related re-default risk.

       The following table summarizes our TDR modifications for the periods presented by primary modification type and includes the financial effects of these modifications.

		Primary modification type (1)				Financial effects of modifications
							Weighted	Recorded
				Other			average	investment
			Interest	interest			interest	related to
			rate	rate		Charge-	rate	interest rate
(in millions)		Principal (2)	reduction	concessions (3)	Total	offs (4)	reduction	reduction (5)

Year ended December 31, 2012
Commercial:
	Commercial and industrial	$11	35	1,370	1,416	40	1.60%	$38
	Real estate mortgage	47	219	1,907	2,173	12	1.57	226
	Real estate construction	12	19	531	562	10	1.69	19
	Lease financing	-	-	4	4	-	-	-
	Foreign	-	-	19	19	-	-	-
	Total commercial	70	273	3,831	4,174	62	1.58	283
Consumer:
	Real estate 1-4 family first mortgage	1,371	1,302	5,822	8,495	547	3.00	2,379
	Real estate 1-4 family junior lien mortgage	79	244	756	1,079	512	3.70	313
	Credit card	-	241	-	241	-	10.85	241
	Other revolving credit and installment	5	55	287	347	55	6.82	58
	Trial modifications (6)	-	-	666	666	-	-	-
	Total consumer	1,455	1,842	7,531	10,828	1,114	3.78	2,991
	Total	$1,525	2,115	11,362	15,002	1,176	3.59%	$3,274

Year ended December 31, 2011
Commercial:
	Commercial and industrial	$166	64	2,412	2,642	84	3.13%	$69
	Real estate mortgage	113	146	1,894	2,153	24	1.46	160
	Real estate construction	29	114	421	564	26	0.81	125
	Lease financing	-	-	57	57	-	-	-
	Foreign	-	-	22	22	-	-	-
	Total commercial	308	324	4,806	5,438	134	1.55	354
Consumer:
	Real estate 1-4 family first mortgage	1,629	1,908	934	4,471	293	3.27	3,322
	Real estate 1-4 family junior lien mortgage	98	559	197	854	28	4.34	654
	Credit card	-	336	-	336	2	10.77	260
	Other revolving credit and installment	74	119	7	200	24	6.36	181
	Trial modifications (6)	-	-	651	651	-	-	-
	Total consumer	1,801	2,922	1,789	6,512	347	4.00	4,417
	Total	$2,109	3,246	6,595	11,950	481	3.82%	$4,771

(1)	Amounts represent the recorded investment in loans after recognizing the effects of the TDR, if any. TDRs with multiple types of concessions are presented only once in the table in the first category type based on the order presented.
(2)	Principal modifications include principal forgiveness at the time of the modification, contingent principal forgiveness granted over the life of the loan based on borrower performance, and principal that has been legally separated and deferred to the end of the loan, with a zero percent contractual interest rate.
(3)	Other interest rate concessions include loans modified to an interest rate that is not commensurate with the credit risk, even though the rate may have been increased. These modifications would include renewals, term extensions and other interest adjustments, but exclude modifications that also forgive principal and/or reduce the interest rate. Year ended December 31, 2012, includes $5.2 billion of consumer loans, consisting of $4.5 billion of first mortgages, $506 million of junior liens and $140 million of auto and other loans, resulting from the OCC guidance issued in third quarter 2012, which requires consumer loans discharged in bankruptcy to be classified as TDRs, as well as written down to net realizable collateral value.
(4)	Charge-offs include write-downs of the investment in the loan in the period it is contractually modified. The amount of charge-off will differ from the modification terms if the loan has been charged down prior to the modification based on our policies. In addition, there may be cases where we have a charge-off/down with no legal principal modification. Modifications resulted in legally forgiving principal (actual, contingent or deferred) of $495 million and $577 million for years ended December 31, 2012 and 2011, respectively. Year ended December 31, 2012, includes $888 million in charge-offs on consumer loans resulting from the OCC guidance discussed above.
(5)	Reflects the effect of reduced interest rates to loans with principal or interest rate reduction primary modification type.
(6)	Trial modifications are granted a delay in payments due under the original terms during the trial payment period. However, these loans continue to advance through delinquency status and accrue interest according to their original terms. Any subsequent permanent modification generally includes interest rate related concessions; however, the exact concession type and resulting financial effect are usually not known until the loan is permanently modified. Trial modifications for the period are presented net of any trial modifications that successfully complete the program requirements. Such successful modifications are included as an addition to the appropriate loan category in the period they successfully complete the program requirements.

       The table below summarizes permanent modification TDRs that have defaulted in the current period within 12 months of their permanent modification date. We are reporting these defaulted TDRs based on a payment default definition of 90 days past due for the commercial portfolio segment and 60 days past due for the consumer portfolio segment.

	Recorded
	investment of defaults
	Year ended December 31,
(in millions)	2012	2011
Commercial:
Commercial and industrial	$379	216
Real estate mortgage	579	331
Real estate construction	261	69
Lease financing	1	1
Foreign	-	1
Total commercial	1,220	618
Consumer:
Real estate 1-4 family first mortgage	567	1,110
Real estate 1-4 family junior lien mortgage	55	137
Credit card	94	156
Other revolving credit and installment	56	113
Total consumer	772	1,516
Total	$1,992	2,134

Purchased Credit-Impaired Loans

Substantially all of our PCI loans were acquired from Wachovia on December 31, 2008. The following table presents PCI loans net of any remaining purchase accounting adjustments. Real estate 1-4 family first mortgage PCI loans are predominantly Pick-a-Pay loans.

	December 31,
(in millions)	2012	2011	2010	2009	2008
Commercial:
Commercial and industrial	$259	399	718	1,911	4,580
Real estate mortgage	1,970	3,270	2,855	4,137	5,803
Real estate construction	877	1,745	2,949	5,207	6,462
Foreign	871	1,353	1,413	1,733	1,859
Total commercial	3,977	6,767	7,935	12,988	18,704
Consumer:
Real estate 1-4 family first mortgage	26,839	29,746	33,245	38,386	39,214
Real estate 1-4 family junior lien mortgage	152	206	250	331	728
Other revolving credit and installment	-	-	-	-	151
Total consumer	26,991	29,952	33,495	38,717	40,093
Total PCI loans (carrying value)	$30,968	36,719	41,430	51,705	58,797
Total PCI loans (unpaid principal balance)	$45,174	55,312	64,331	83,615	98,182

Accretable Yield The excess of cash flows expected to be collected over the carrying value of PCI loans is referred to as the accretable yield and is recognized in interest income using an effective yield method over the remaining life of the loan, or pools of loans. The accretable yield is affected by:

  changes in interest rate indices for variable rate PCI loans – expected future cash flows are based on the variable rates in effect at the time of the regular evaluations of cash flows expected to be collected;
  changes in prepayment assumptions – prepayments affect the estimated life of PCI loans which may change the amount of interest income, and possibly principal, expected to be collected; and
  changes in the expected principal and interest payments over the estimated life – updates to expected cash flows are driven by the credit outlook and actions taken with borrowers. Changes in expected future cash flows from loan modifications are included in the regular evaluations of cash flows expected to be collected.

During 2012, our expectation of cash flows was favorably impacted by lower expected defaults and losses as a result of observed strengthening in housing prices and the impact of our modification efforts. These factors favorably impacted probability of default and loss severity, reducing our expected loss on PCI loans, primarily Pick-a-Pay, and increasing the estimated weighted-average remaining life of the PCI portfolios and resulting expected interest to be collected. Accordingly, we increased accretable yield for $1.1 billion of transfers out of nonaccretable difference for the increase in principal expected to be collected, and by $3.6 billion for the increase in interest income expected to be collected.

The change in the accretable yield related to PCI loans is presented in the following table.

	Year ended December 31,
(in millions)	2012	2011	2010	2009
Total, beginning of year	$15,961	16,714	14,559	10,447
Addition of accretable yield due to acquisitions	3	128	-	-
Accretion into interest income (1)	(2,152)	(2,206)	(2,392)	(2,601)
Accretion into noninterest income due to sales (2)	(5)	(189)	(43)	(5)
Reclassification from nonaccretable difference for loans with improving credit-related cash flows	1,141	373	3,399	441
Changes in expected cash flows that do not affect nonaccretable difference (3)	3,600	1,141	1,191	6,277
Total, end of year	$18,548	15,961	16,714	14,559

  Includes accretable yield released as a result of settlements with borrowers, which is included in interest income.
  Includes accretable yield released as a result of sales to third parties, which is included in noninterest income.
  Represents changes in cash flows expected to be collected due to the impact of modifications, changes in prepayment assumptions and changes in interest rates on variable rate PCI loans

PCI Allowance Based on our regular evaluation of estimates of cash flows expected to be collected, we may establish an allowance for a PCI loan or pool of loans, with a charge to income though the provision for losses. The following table summarizes the changes in allowance for PCI loan losses.

			Other
(in millions)	Commercial	Pick-a-Pay	consumer	Total
Balance, December 31, 2008	$-	-	-	-
Provision for losses due to credit deterioration	850	-	3	853
Charge-offs	(520)	-	-	(520)
Balance, December 31, 2009	330	-	3	333
Provision for losses due to credit deterioration	712	-	59	771
Charge-offs	(776)	-	(30)	(806)
Balance, December 31, 2010	266	-	32	298
Provision for losses due to credit deterioration	106	-	54	160
Charge-offs	(207)	-	(20)	(227)
Balance, December 31, 2011	165	-	66	231
Provision for losses due to credit deterioration	25	-	7	32
Charge-offs	(102)	-	(44)	(146)
Balance, December 31, 2012	$88	-	29	117

Commercial PCI Credit Quality Indicators The following

table provides a breakdown of commercial PCI loans by risk category.

	Commercial	Real	Real
	and	estate	estate
(in millions)	industrial	mortgage	construction	Foreign	Total

December 31, 2012

By risk category:
Pass	$95	341	207	255	898
Criticized	164	1,629	670	616	3,079
Total commercial PCI loans	$259	1,970	877	871	3,977

December 31, 2011

By risk category:
Pass	$191	640	321	-	1,152
Criticized	208	2,630	1,424	1,353	5,615
Total commercial PCI loans	$399	3,270	1,745	1,353	6,767

       The following table provides past due information for commercial PCI loans.

	Commercial	Real	Real
	and	estate	estate
(in millions)	industrial	mortgage	construction	Foreign	Total

December 31, 2012

By delinquency status:
Current-29 DPD and still accruing	$235	1,804	699	704	3,442
30-89 DPD and still accruing	1	26	51	-	78
90+ DPD and still accruing	23	140	127	167	457
Total commercial PCI loans	$259	1,970	877	871	3,977

December 31, 2011

By delinquency status:
Current-29 DPD and still accruing	$359	2,867	1,206	1,178	5,610
30-89 DPD and still accruing	22	178	72	-	272
90+ DPD and still accruing	18	225	467	175	885
Total commercial PCI loans	$399	3,270	1,745	1,353	6,767

Consumer PCI Credit Quality Indicators Our consumer PCI loans were aggregated into several pools of loans at acquisition. Below, we have provided credit quality indicators based on the unpaid principal balance (adjusted for write-downs) of the individual loans included in the pool, but we have not allocated the remaining purchase accounting adjustments, which were established at a pool level. The following table provides the delinquency status of consumer PCI loans.

	December 31, 2012			December 31, 2011
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
(in millions)	mortgage	mortgage	Total	mortgage	mortgage	Total
By delinquency status:
Current-29 DPD	$22,304	198	22,502	25,693	268	25,961
30-59 DPD	2,587	11	2,598	3,272	20	3,292
60-89 DPD	1,361	7	1,368	1,433	9	1,442
90-119 DPD	650	6	656	791	8	799
120-179 DPD	804	7	811	1,169	10	1,179
180+ DPD	5,356	116	5,472	5,921	150	6,071
Total consumer PCI loans (adjusted unpaid principal balance)	$33,062	345	33,407	38,279	465	38,744
Total consumer PCI loans (carrying value)	$26,839	152	26,991	29,746	206	29,952

The following table provides FICO scores for consumer PCI loans.

	December 31, 2012			December 31, 2011
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
(in millions)	mortgage	mortgage	Total	mortgage	mortgage	Total
By FICO:
< 600	$13,163	144	13,307	17,169	210	17,379
600-639	6,673	68	6,741	7,489	83	7,572
640-679	6,602	73	6,675	6,646	89	6,735
680-719	3,635	39	3,674	3,698	47	3,745
720-759	1,757	11	1,768	1,875	14	1,889
760-799	874	6	880	903	6	909
800+	202	1	203	215	2	217
No FICO available	156	3	159	284	14	298
Total consumer PCI loans (adjusted unpaid principal balance)	$33,062	345	33,407	38,279	465	38,744
Total consumer PCI loans (carrying value)	$26,839	152	26,991	29,746	206	29,952

       The following table shows the distribution of consumer PCI loans by LTV for real estate 1-4 family first mortgages and by

CLTV for real estate 1-4 family junior lien mortgages.

	December 31, 2012			December 31, 2011
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
	mortgage	mortgage		mortgage	mortgage
(in millions)	by LTV	by CLTV	Total	by LTV	by CLTV	Total
By LTV/CLTV:
0-60%	$1,374	21	1,395	1,243	25	1,268
60.01-80%	4,119	30	4,149	3,806	49	3,855
80.01-100%	9,576	61	9,637	9,341	63	9,404
100.01-120% (1)	8,084	93	8,177	9,471	79	9,550
> 120% (1)	9,889	138	10,027	14,318	246	14,564
No LTV/CLTV available	20	2	22	100	3	103
Total consumer PCI loans (adjusted unpaid principal balance)	$33,062	345	33,407	38,279	465	38,744
Total consumer PCI loans (carrying value)	$26,839	152	26,991	29,746	206	29,952

  Reflects total loan balances with LTV/CLTV amounts in excess of 100%. In the event of default, the loss content would generally be limited to only the amount in excess of 100% LTV/CLTV.

Premises, Equipment, Lease Commitments and Other Assets	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Premises, Equipment, Lease Commitments and Other Assets

	December 31,
(in millions)	2012	2011
Land	$1,832	1,825
Buildings	7,670	7,441
Furniture and equipment	7,194	7,195
Leasehold improvements	1,839	1,725
Premises and equipment leased
under capital leases	122	147
Total premises and equipment	18,657	18,333
Less: Accumulated depreciation
and amortization	9,229	8,802
Net book value,
premises and equipment	$9,428	9,531

Depreciation and amortization expense for premises and equipment was $1.3 billion, $1.4 billion and $1.5 billion in 2012, 2011 and 2010, respectively.

       Dispositions of premises and equipment, included in noninterest expense, resulted in a net gain of $7 million in 2012, and net losses of $17 million and $115 million in 2011 and 2010, respectively.

       We have obligations under a number of noncancelable operating leases for premises and equipment. The leases predominantly expire over the next 15 years, with the longest expiring in 2105, and many provide for periodic adjustment of rentals based on changes in various economic indicators. Some leases also include a renewal option. The following table provides the future minimum payments under capital leases and noncancelable operating leases, net of sublease rentals, with terms greater than one year as of December 31, 2012.

	Operating	Capital
(in millions)	leases	leases
Year ended December 31,
2013	$1,311	3
2014	1,184	3
2015	970	3
2016	808	3
2017	657	2
Thereafter	2,594	15
Total minimum lease payments	$7,524	29
Executory costs		$(8)
Amounts representing interest		(9)
Present value of net minimum
lease payments		$12

Operating lease rental expense (predominantly for premises), net of rental income, was $1.1 billion, $1.2 billion and $1.3 billion in 2012, 2011 and 2010, respectively.

       The components of other assets were:

	December 31,
(in millions)	2012	2011
Nonmarketable equity investments:
Cost method:
Private equity investments	$2,572	3,444
Federal bank stock	4,227	4,617
Total cost method	6,799	8,061
Equity method and other:
LIHTC investments (1)	4,767	4,077
Private equity and other	6,156	4,670
Total equity method and other	10,923	8,747
Total nonmarketable
equity investments (2)	17,722	16,808
Corporate/bank-owned life insurance	18,649	20,146
Accounts receivable	25,828	25,939
Interest receivable	5,006	5,296
Core deposit intangibles	5,915	7,311
Customer relationship and
other amortized intangibles	1,352	1,639
Foreclosed assets:
GNMA (3)	1,509	1,319
Other	2,514	3,342
Operating lease assets	2,001	1,825
Due from customers on acceptances	282	225
Other	12,800	17,172
Total other assets	$93,578	101,022

  Represents low income housing tax credit investments.
  Proceeds from sales of nonmarketable equity investments totaled $2.3 billion and $2.4 billion and purchases totaled $2.6 billion and $2.7 billion for 2012 and 2011, respectively.

(3)       These are foreclosed real estate securing GNMA loans. Both principal and interest for government insured/guaranteed loans secured by the foreclosed real estate are collectible because the loans are insured by the FHA or guaranteed by the VA.

Income related to nonmarketable equity investments was:

	Year ended December 31,
(in millions)	2012	2011	2010
Net realized gains from private
equity investments	$1,086	842	534
All other	(185)	(298)	(188)
Total	$901	544	346

Securitizations and Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Securitizations and Variable Interest Entities [Abstract]
Securitizations and Variable Interest Entities

Note 8: Securitizations and Variable Interest Entities

Involvement with SPEs

In the normal course of business, we enter into various types of on- and off-balance sheet transactions with special purpose entities (SPEs), which are corporations, trusts or partnerships that are established for a limited purpose. Generally, SPEs are formed in connection with securitization transactions. In a securitization transaction, assets from our balance sheet are transferred to an SPE, which then issues to investors various forms of interests in those assets and may also enter into derivative transactions. In a securitization transaction, we typically receive cash and/or other interests in an SPE as proceeds for the assets we transfer. Also, in certain transactions, we may retain the right to service the transferred receivables and to repurchase those receivables from the SPE if the outstanding balance of the receivables falls to a level where the cost exceeds the benefits of servicing such receivables. In addition, we may purchase the right to service loans in an SPE that were transferred to the SPE by a third party.

       In connection with our securitization activities, we have various forms of ongoing involvement with SPEs, which may include:

•       underwriting securities issued by SPEs and subsequently making markets in those securities;

•       providing liquidity facilities to support short-term obligations of SPEs issued to third party investors;

  providing credit enhancement on securities issued by SPEs or market value guarantees of assets held by SPEs through the use of letters of credit, financial guarantees, credit default swaps and total return swaps;

•       entering into other derivative contracts with SPEs;

•       holding senior or subordinated interests in SPEs;

•       acting as servicer or investment manager for SPEs; and

•       providing administrative or trustee services to SPEs.

SPEs are generally considered variable interest entities (VIEs). A VIE is an entity that has either a total equity investment that is insufficient to finance its activities without additional subordinated financial support or whose equity investors lack the ability to control the entity's activities. A VIE is consolidated by its primary beneficiary, the party that has both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. A variable interest is a contractual, ownership or other interest that changes with changes in the fair value of the VIE's net assets. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an on-going basis.

       We have segregated our involvement with VIEs between those VIEs which we consolidate, those which we do not consolidate and those for which we account for the transfers of financial assets as secured borrowings. Secured borrowings are transactions involving transfers of our financial assets to third parties that are accounted for as financings with the assets pledged as collateral. Accordingly, the transferred assets remain recognized on our balance sheet. Subsequent tables within this Note further segregate these transactions by structure type.

The classifications of assets and liabilities in our balance sheet associated with our transactions with VIEs follow:

			Transfers that
	VIEs that we	VIEs	we account
	do not	that we	for as secured
(in millions)	consolidate	consolidate	borrowings		Total

December 31, 2012

Cash	$-	260		30	290
Trading assets	1,902	114		218	2,234
Securities available for sale (1)	19,900	2,772		14,848	37,520
Mortgages held for sale	-	469		-	469
Loans	9,841	10,553		7,088	27,482
Mortgage servicing rights	11,114	-		-	11,114
Other assets	4,993	457		161	5,611
Total assets	47,750	14,625		22,345	84,720
Short-term borrowings	-	2,059	(2)	13,228	15,287
Accrued expenses and other liabilities	3,441	901	(2)	20	4,362
Long-term debt	-	3,483	(2)	6,520	10,003
Total liabilities	3,441	6,443		19,768	29,652
Noncontrolling interests	-	48		-	48
Net assets	$44,309	8,134		2,577	55,020

December 31, 2011

Cash	$-	321		11	332
Trading assets	3,723	293		30	4,046
Securities available for sale (1)	21,708	3,332		11,671	36,711
Mortgages held for sale	-	444		-	444
Loans	11,404	11,967		7,181	30,552
Mortgage servicing rights	12,080	-		-	12,080
Other assets	4,494	1,858		137	6,489
Total assets	53,409	18,215		19,030	90,654
Short-term borrowings	-	3,450	(2)	10,682	14,132
Accrued expenses and other liabilities	3,350	1,138	(2)	121	4,609
Long-term debt	-	4,932	(2)	6,686	11,618
Total liabilities	3,350	9,520		17,489	30,359
Noncontrolling interests	-	61		-	61
Net assets	$50,059	8,634		1,541	60,234

  Excludes certain debt securities related to loans serviced for the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and GNMA.
  Includes the following VIE liabilities at December 31, 2012, and December 31, 2011, respectively, with recourse to the general credit of Wells Fargo: Short-term borrowings, $2.1 billion and $3.4 billion; Accrued expenses and other liabilities, $767 million and $963 million; and Long-term debt, $29 million and $30 million.

Transactions with Unconsolidated VIEs

Our transactions with VIEs include securitizations of residential mortgage loans, CRE loans, student loans and auto loans and leases; investment and financing activities involving CDOs backed by asset-backed and CRE securities, collateralized loan obligations (CLOs) backed by corporate loans, and other types of structured financing. We have various forms of involvement with VIEs, including holding senior or subordinated interests, entering into liquidity arrangements, credit default swaps and other derivative contracts. Involvements with these unconsolidated VIEs are recorded on our balance sheet primarily in trading assets, securities available for sale, loans, MSRs, other assets and other liabilities, as appropriate.

       The following tables provide a summary of unconsolidated VIEs with which we have significant continuing involvement, but we are not the primary beneficiary. We do not consider our continuing involvement in an unconsolidated VIE to be significant when it relates to third-party sponsored VIEs for which we were not the transferor or if we were the sponsor but do not have any other significant continuing involvement.

       Significant continuing involvement includes transactions where we were the sponsor or transferor and have other significant forms of involvement. Sponsorship includes transactions with unconsolidated VIEs where we solely or materially participated in the initial design or structuring of the entity or marketing of the transaction to investors. When we transfer assets to a VIE and account for the transfer as a sale, we are considered the transferor. We consider investments in securities held outside of trading, loans, guarantees, liquidity agreements, written options and servicing of collateral to be other forms of involvement that may be significant. We have excluded certain transactions with unconsolidated VIEs from the balances presented in the table below where we have determined that our continuing involvement is not significant due to the temporary nature and size of our variable interests, because we were not the transferor or because we were not involved in the design or operations of the unconsolidated VIEs.

					Other
	Total	Debt and			commitments
	VIE	equity	Servicing		and	Net
(in millions)	assets	interests (1)	assets	Derivatives	guarantees	assets
December 31, 2012
		Carrying value - asset (liability)
Residential mortgage loan
securitizations:
Conforming	$1,268,494	3,620	10,336	-	(1,690)	12,266
Other/nonconforming	49,794	2,188	284	-	(53)	2,419
Commercial mortgage securitizations	168,126	7,081	466	404	-	7,951
Collateralized debt obligations:
Debt securities	6,940	13	-	471	144	628
Loans (2)	8,155	7,962	-	-	-	7,962
Asset-based finance structures	10,404	7,155	-	(104)	-	7,051
Tax credit structures	20,098	5,180	-	-	(1,657)	3,523
Collateralized loan obligations	6,641	1,439	-	1	-	1,440
Investment funds	4,771	49	-	-	-	49
Other (3)	10,401	977	28	14	1	1,020
Total	$1,553,824	35,664	11,114	786	(3,255)	44,309

		Maximum exposure to loss
Residential mortgage loan
securitizations:
Conforming		$3,620	10,336	-	5,061	19,017
Other/nonconforming		2,188	284	-	353	2,825
Commercial mortgage securitizations		7,081	466	446	-	7,993
Collateralized debt obligations:
Debt securities		13	-	471	144	628
Loans (2)		7,962	-	-	-	7,962
Asset-based finance structures		7,155	-	104	1,967	9,226
Tax credit structures		5,180	-	-	247	5,427
Collateralized loan obligations		1,439	-	1	261	1,701
Investment funds		49	-	-	27	76
Other (3)		977	28	318	119	1,442
Total		$35,664	11,114	1,340	8,179	56,297

(continued on following page)

(continued from previous page)

					Other
	Total	Debt and			commitments
	VIE	equity	Servicing		and	Net
(in millions)	assets	interests (1)	assets	Derivatives	guarantees	assets
December 31, 2011
		Carrying value - asset (liability)
Residential mortgage loan securitizations:
Conforming	$1,135,629	4,682	11,070	-	(975)	14,777
Other/nonconforming	61,461	2,460	353	1	(48)	2,766
Commercial mortgage securitizations	179,007	7,063	623	349	-	8,035
Collateralized debt obligations:
Debt securities	11,240	1,107	-	193	-	1,300
Loans (2)	9,757	9,511	-	-	-	9,511
Asset-based finance structures	9,606	6,942	-	(130)	-	6,812
Tax credit structures	19,257	4,119	-	-	(1,439)	2,680
Collateralized loan obligations	12,191	2,019	-	40	-	2,059
Investment funds	6,318	-	-	-	-	-
Other (3)	18,717	1,896	34	190	(1)	2,119
Total	$1,463,183	39,799	12,080	643	(2,463)	50,059

		Maximum exposure to loss
Residential mortgage loan securitizations:
Conforming		$4,682	11,070	-	3,657	19,409
Other/nonconforming		2,460	353	1	295	3,109
Commercial mortgage securitizations		7,063	623	538	-	8,224
Collateralized debt obligations:
Debt securities		1,107	-	874	-	1,981
Loans (2)		9,511	-	-	-	9,511
Asset-based finance structures		6,942	-	130	1,504	8,576
Tax credit structures		4,119	-	-	-	4,119
Collateralized loan obligations		2,019	-	41	523	2,583
Investment funds		-	-	-	41	41
Other (3)		1,896	34	903	150	2,983
Total		$39,799	12,080	2,487	6,170	60,536

  Includes total equity interests of $5.8 billion and $4.5 billion at December 31, 2012 and 2011, respectively. The December 31, 2011 equity interests balance has been revised to include tax credit structures, which are all equity interests. Also includes debt interests in the form of both loans and securities. Excludes certain debt securities held related to loans serviced for FNMA, FHLMC and GNMA.
  Represents senior loans to trusts that are collateralized by asset-backed securities. The trusts invest primarily in senior tranches from a diversified pool of primarily U.S. asset securitizations, of which all are current, and over 83% and 88% were rated as investment grade by the primary rating agencies at December 31, 2012 and 2011, respectively. These senior loans are accounted for at amortized cost and are subject to the Company's allowance and credit charge-off policies.
  Includes structured financing, student loan securitizations, auto loan and lease securitizations and credit-linked note structures. Also contains investments in auction rate securities (ARS) issued by VIEs that we do not sponsor and, accordingly, are unable to obtain the total assets of the entity.

       In the two preceding tables, “Total VIE assets” represents the remaining principal balance of assets held by unconsolidated VIEs using the most current information available. For VIEs that obtain exposure to assets synthetically through derivative instruments, the remaining notional amount of the derivative is included in the asset balance. “Carrying value” is the amount in our consolidated balance sheet related to our involvement with the unconsolidated VIEs. “Maximum exposure to loss” from our involvement with off-balance sheet entities, which is a required disclosure under GAAP, is determined as the carrying value of our involvement with off-balance sheet (unconsolidated) VIEs plus the remaining undrawn liquidity and lending commitments, the notional amount of net written derivative contracts, and generally the notional amount of, or stressed loss estimate for, other commitments and guarantees. It represents estimated loss that would be incurred under severe, hypothetical circumstances, for which we believe the possibility is extremely remote, such as where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. Accordingly, this required disclosure is not an indication of expected loss.

RESIDENTIAL MORTGAGE LOANS Residential mortgage loan securitizations are financed through the issuance of fixed- or floating-rate-asset-backed-securities, which are collateralized by the loans transferred to a VIE. We typically transfer loans we originated to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. We also may be exposed to limited liability related to recourse agreements and repurchase agreements we make to our issuers and purchasers, which are included in other commitments and guarantees. In certain instances, we may service residential mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. Our residential mortgage loan securitizations consist of conforming and nonconforming securitizations.

       Conforming residential mortgage loan securitizations are those that are guaranteed by GSEs, including GNMA. Because of the power of the GSEs over the VIEs that hold the assets from these conforming residential mortgage loan securitizations, we do not consolidate them.

       The loans sold to the VIEs in nonconforming residential mortgage loan securitizations are those that do not qualify for a GSE guarantee. We may hold variable interests issued by the VIEs, primarily in the form of senior securities. We do not consolidate the nonconforming residential mortgage loan securitizations included in the table because we either do not hold any variable interests, hold variable interests that we do not consider potentially significant or are not the primary servicer for a majority of the VIE assets.

       Other commitments and guarantees include amounts related to loans sold that we may be required to repurchase, or otherwise indemnify or reimburse the investor or insurer for losses incurred, due to material breach of contractual representations and warranties. The maximum exposure to loss for material breach of contractual representations and warranties represents a stressed case estimate we utilize for determining stressed case regulatory capital needs and is considered to be a remote scenario.

COMMERCIAL MORTGAGE LOAN SECURITIZATIONS Commercial mortgage loan securitizations are financed through the issuance of fixed- or floating-rate-asset-backed-securities, which are collateralized by the loans transferred to the VIE. In a typical securitization, we may transfer loans we originate to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. In certain instances, we may service commercial mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. We typically serve as primary or master servicer of these VIEs. The primary or master servicer in a commercial mortgage loan securitization typically cannot make the most significant decisions impacting the performance of the VIE and therefore does not have power over the VIE. We do not consolidate the commercial mortgage loan securitizations included in the disclosure because we either do not have power or do not have a variable interest that could potentially be significant to the VIE.

COLLATERALIZED DEBT OBLIGATIONS (CDOs) A CDO is a securitization where a VIE purchases a pool of assets consisting of asset-backed securities and issues multiple tranches of equity or notes to investors. In some CDOs, a portion of the assets are obtained synthetically through the use of derivatives such as credit default swaps or total return swaps.

       Prior to 2008, we engaged in the structuring of CDOs on behalf of third party asset managers who would select and manage the assets for the CDO. Typically, the asset manager has some discretion to manage the sale of assets of, or derivatives used by the CDO, which generally gives the asset manager the power over the CDO. We have not structured these types of transactions since the credit market disruption began in late 2007.

       In addition to our role as arranger we may have other forms of involvement with these CDOs, including ones established prior to 2008. Such involvement may include acting as liquidity provider, derivative counterparty, secondary market maker or investor. For certain CDOs, we may also act as the collateral manager or servicer. We receive fees in connection with our role as collateral manager or servicer.

       We assess whether we are the primary beneficiary of CDOs based on our role in them in combination with the variable interests we hold. Subsequently, we monitor our ongoing involvement to determine if the nature of our involvement has changed. We are not the primary beneficiary of these CDOs in most cases because we do not act as the collateral manager or servicer, which generally denotes power. In cases where we are the collateral manager or servicer, we are not the primary beneficiary because we do not hold interests that could potentially be significant to the VIE.

COLLATERALIZED LOAN OBLIGATIONS (CLOs) A CLO is a securitization where an SPE purchases a pool of assets consisting of loans and issues multiple tranches of equity or notes to investors. Generally, CLOs are structured on behalf of a third party asset manager that typically selects and manages the assets for the term of the CLO. Typically, the asset manager has the power over the significant decisions of the VIE through its discretion to manage the assets of the CLO. We assess whether we are the primary beneficiary of CLOs based on our role in them and the variable interests we hold. In most cases, we are not the primary beneficiary because we do not have the power to manage the collateral in the VIE.

       In addition to our role as arranger, we may have other forms of involvement with these CLOs. Such involvement may include acting as underwriter, derivative counterparty, secondary market maker or investor. For certain CLOs, we may also act as the servicer, for which we receive fees in connection with that role. We also earn fees for arranging these CLOs and distributing the securities.

ASSET-BASED FINANCE STRUCTURES We engage in various forms of structured finance arrangements with VIEs that are collateralized by various asset classes including energy contracts, auto and other transportation leases, intellectual property, equipment and general corporate credit. We typically provide senior financing, and may act as an interest rate swap or commodity derivative counterparty when necessary. In most cases, we are not the primary beneficiary of these structures because we do not have power over the significant activities of the VIEs involved in them.

       For example, we have investments in asset-backed securities that are collateralized by auto leases or loans and cash reserves. These fixed-rate and variable-rate securities have been structured as single-tranche, fully amortizing, unrated bonds that are equivalent to investment-grade securities due to their significant overcollateralization. The securities are issued by VIEs that have been formed by third party auto financing institutions primarily because they require a source of liquidity to fund ongoing vehicle sales operations. The third party auto financing institutions manage the collateral in the VIEs, which is indicative of power in them and we therefore do not consolidate these VIEs.

TAX CREDIT STRUCTURES We co-sponsor and make investments in affordable housing and sustainable energy projects that are designed to generate a return primarily through the realization of federal tax credits. In some instances, our investments in these structures may require that we fund future capital commitments at the discretion of the project sponsors. While the size of our investment in a single entity may at times exceed 50% of the outstanding equity interests, we do not consolidate these structures due to the project sponsor's ability to manage the projects, which is indicative of power in them.

INVESTMENT FUNDS We do not consolidate the investment funds because we do not absorb the majority of the expected future variability associated with the funds' assets, including variability associated with credit, interest rate and liquidity risks.

OTHER TRANSACTIONS WITH VIEs In 2008, legacy Wachovia reached an agreement to purchase auction rate securities (ARS) at par that were sold to third-party investors by certain of its subsidiaries. ARS are debt instruments with long-term maturities, but which re-price more frequently, and preferred equities with no maturity. We purchased all outstanding ARS that were issued by VIEs and subject to the agreement. At December 31, 2012, we held in our securities available-for-sale portfolio $357 million of ARS issued by VIEs redeemed pursuant to this agreement, compared with $643 million at December 31, 2011.

       In 2009, we reached agreements to purchase additional ARS from eligible investors who bought ARS through one of our broker-dealer subsidiaries. We purchased all outstanding ARS that were issued by VIEs and subject to the agreement. As of December 31, 2012, we held in our securities available-for-sale portfolio $329 million of ARS issued by VIEs redeemed pursuant to this agreement, compared with $624 million at December 31, 2011.

       We do not consolidate the VIEs that issued the ARS because we do not have power over the activities of the VIEs.

TRUST PREFERRED SECURITIES In addition to the involvements disclosed in the preceding table, through the issuance of trust preferred securities we had junior subordinated debt financing with a carrying value of $4.9 billion at December 31, 2012, and $7.6 billion at December 31, 2011 and $2.5 billion of preferred stock at both December 31, 2012, and 2011. In these transactions, VIEs that we wholly own issue debt securities or preferred equity to third party investors. All of the proceeds of the issuance are invested in debt securities or preferred equity that we issue to the VIEs. The VIEs' operations and cash flows relate only to the issuance, administration and repayment of the securities held by third parties. We do not consolidate these VIEs because the sole assets of the VIEs are receivables from us. This is the case even though we own all of the voting equity shares of the VIEs, have fully guaranteed the obligations of the VIEs and may have the right to redeem the third party securities under certain circumstances. We report the debt securities issued to the VIEs as long-term junior subordinated debt and the preferred equity securities issued to the VIEs as preferred stock in our consolidated balance sheet.

       In 2012, we redeemed $2.7 billion of trust preferred securities that will no longer count as Tier 1 capital under the Dodd-Frank Act and the Basel Committee recommendations known as the Basel III standards.

Securitization Activity Related to Unconsolidated VIEs

We use VIEs to securitize consumer and CRE loans and other types of financial assets, including student loans and auto loans. We typically retain the servicing rights from these sales and may continue to hold other beneficial interests in the VIEs. We may also provide liquidity to investors in the beneficial interests and credit enhancements in the form of standby letters of credit. Through these securitizations we may be exposed to liability under limited amounts of recourse as well as standard representations and warranties we make to purchasers and issuers. We had the following cash flows with our securitization trusts that were involved in transfers accounted for as sales.

	Year ended December 31,
	2012		2011		2010
		Other		Other		Other
	Mortgage	financial	Mortgage	financial	Mortgage	financial
(in millions)	loans	assets	loans	assets	loans	assets
Sales proceeds from securitizations (1)	$535,372	-	337,357	-	374,488	-
Servicing fees	4,433	10	4,401	11	4,316	34
Other interests held	1,767	135	1,779	263	1,786	442
Purchases of delinquent assets	62	-	9	-	25	-
Net servicing advances	226	-	29	-	49	-

  Represents cash flow data for all loans securitized in the period presented.

       In 2012, 2011, and 2010, we recognized net gains of $518 million, $112 million and $27 million, respectively, from transfers accounted for as sales of financial assets in securitizations. These net gains primarily relate to commercial mortgage securitizations and residential mortgage securitizations where the loans were not already carried at fair value.

       Sales with continuing involvement during 2012, 2011 and 2010 predominantly related to conforming residential mortgage securitizations. During 2012, 2011 and 2010 we transferred $517.3 billion, $329.1 billion and $379.0 billion respectively, in fair value of conforming residential mortgages to unconsolidated VIEs and recorded the transfers as sales. Substantially all of these transfers did not result in a gain or loss because the loans are already carried at fair value. In connection with all of these transfers, in 2012 we recorded a $4.9 billion servicing asset, measured at fair value using a Level 3 measurement technique, and a $274 million liability for probable repurchase losses. In 2011, we recorded a $4.0 billion servicing asset and a $101 million liability. In 2010, we recorded a $4.5 billion servicing asset, with $4.1 billion recorded at fair value as Level 3 and the remaining $400 million recorded as amortized mortgage servicing rights. We also recorded a $144 million repurchase liability in 2010.

       We used the following key weighted-average assumptions to measure mortgage servicing assets at the date of securitization:

	Residential mortgage
	servicing rights
	2012	2011	2010
Year ended December 31,
Prepayment speed (1)	13.4%	12.8	13.5
Discount rate	7.3	7.7	5.4
Cost to service ($ per loan) (2)	$151	146	151

  The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.
  Includes costs to service and unreimbursed foreclosure costs.

During 2012, 2011 and 2010, we transferred $3.4 billion, $3.0 billion and $336 million, respectively, in fair value of commercial mortgages to unconsolidated VIEs and recorded the transfers as sales. These transfers resulted in a gain of $178 million in 2012, $48 million in 2011 and $23 million in 2010 because the loans were carried at LOCOM. In connection with these transfers, in 2012 and 2011 we recorded a servicing asset of $13 million and $20 million, respectively, initially measured at fair value using a Level 3 measurement technique.

The following table provides key economic assumptions and the sensitivity of the current fair value of residential mortgage servicing rights and other retained interests to immediate adverse changes in those assumptions. “Other interests held” relate predominantly to residential and commercial mortgage loan securitizations. Residential mortgage-backed securities retained in securitizations issued through GSEs, such as FNMA, FHLMC and GNMA, are excluded from the table because these securities have a remote risk of credit loss due to the GSE guarantee. These securities also have economic characteristics similar to GSE mortgage-backed securities that we purchase, which are not included in the table. Subordinated interests include only those bonds whose credit rating was below AAA by a major rating agency at issuance. Senior interests include only those bonds whose credit rating was AAA by a major rating agency at issuance. The information presented excludes trading positions held in inventory.

		Other interests held
	Residential
	mortgage	Interest-	Consumer		Commercial (2)
	servicing	only	Subordinated	Senior	Subordinated	Senior
($ in millions, except cost to service amounts)	rights (1)	strips	bonds	bonds	bonds	bonds
Fair value of interests held at December 31, 2012	$11,538	187	40	-	249	982
Expected weighted-average life (in years)	4.8	4.1	5.9	-	4.7	5.3

Key economic assumptions:
Prepayment speed assumption (3)	15.7%	10.6	6.8	-
Decrease in fair value from:
10% adverse change	$869	5	-	-
25% adverse change	2,038	12	-	-

Discount rate assumption	7.4%	16.9	8.9	-	3.5	2.2
Decrease in fair value from:
100 basis point increase	$562	4	2	-	12	43
200 basis point increase	1,073	8	4	-	21	84

Cost to service assumption ($ per loan)	219
Decrease in fair value from:
10% adverse change	615
25% adverse change	1,537

Credit loss assumption			0.4%	-	10.0	-
Decrease in fair value from:
10% higher losses			$-	-	12	-
25% higher losses			-	-	19	-

Fair value of interests held at December 31, 2011	$12,918	230	45	321	240	852
Expected weighted-average life (in years)	5.1	4.6	6.1	5.6	5.3	4.4

Key economic assumptions:
Prepayment speed assumption (3)	14.8%	10.7	6.9	13.9
Decrease in fair value from:
10% adverse change	$895	6	-	2
25% adverse change	2,105	15	1	4

Discount rate assumption	7.1%	15.6	11.9	7.1	3.8	2.4
Decrease in fair value from:
100 basis point increase	$566	6	2	12	9	31
200 basis point increase	1,081	12	4	24	18	59

Cost to service assumption ($ per loan)	218
Decrease in fair value from:
10% adverse change	582
25% adverse change	1,457

Credit loss assumption			0.5%	4.5	10.7	-
Decrease in fair value from:
10% higher losses			$-	1	8	-
25% higher losses			-	2	18	-

  December 31, 2011, has been revised to report only the sensitivities for residential mortgage servicing rights. See narrative following this table for a discussion of commercial mortgage servicing rights.
  “Other interests held” has been expanded to include retained interests from commercial securitizations. Prepayment speed assumptions do not significantly impact the value of commercial mortgage securitization bonds as the underlying commercial mortgage loans experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower's ability to prepay the mortgage.
  The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.

       In addition to residential mortgage servicing rights (MSRs) included in the previous table, we have a small portfolio of commercial MSRs with a fair value of $1.4 billion at December 31, 2012, and December 31, 2011. The nature of our commercial MSRs, which are carried at LOCOM, is different from our residential MSRs. Prepayment activity on serviced loans does not significantly impact the value of commercial MSRs because, unlike residential mortgages, commercial mortgages experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower's ability to prepay the mortgage. Additionally, for our commercial MSR portfolio, we are typically master/primary servicer, but not the special servicer, who is separately responsible for the servicing and workout of delinquent and foreclosed loans. It is the special servicer, similar to our role as servicer of residential mortgage loans, who is affected by higher servicing and foreclosure costs due to an increase in delinquent and foreclosed loans. Accordingly, prepayment speeds and costs to service are not key assumptions for commercial MSRs as they do not significantly impact the valuation. The primary economic driver impacting the fair value of our commercial MSRs is forward interest rates, which are derived from market observable yield curves used to price capital markets instruments. Market interest rates most significantly affect interest earned on custodial deposit balances. The sensitivity of the current fair value to an immediate adverse 25% change in the assumption about interest earned on deposit balances at December 31, 2012, and 2011, results in a decrease in fair value of $139 million and $219 million, respectively. See Note 9 for further information on our commercial MSRs.

       The sensitivities in the preceding paragraph and table are hypothetical and caution should be exercised when relying on this data. Changes in value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in value may not be linear. Also, the effect of a variation in a particular assumption on the value of the other interests held is calculated independently without changing any other assumptions. In reality, changes in one factor may result in changes in others (for example, changes in prepayment speed estimates could result in changes in the credit losses), which might magnify or counteract the sensitivities.

       The following table presents information about the principal balances of off-balance sheet securitized loans, including residential mortgages sold to FNMA, FHLMC, GNMA and securitizations where servicing is our only form of continuing involvement. Delinquent loans include loans 90 days or more past due and still accruing interest as well as nonaccrual loans. In securitizations where servicing is our only form of continuing involvement, we would only experience a loss if required to repurchase a delinquent loan due to a breach in representations and warranties associated with our loan sale or servicing contracts.

					Net charge-offs
	Total loans		Delinquent loans		Year ended
	December 31,		December 31,		December 31,
(in millions)	2012	2011	2012	2011	2012	2011
Commercial:
Real estate mortgage	$128,564	137,121	12,216	11,142	541	569
Total commercial	128,564	137,121	12,216	11,142	541	569
Consumer:
Real estate 1-4 family first mortgage	1,283,504	1,171,666	21,574	24,235	1,170	1,506
Real estate 1-4 family junior lien mortgage	1	2	-	-	-	16
Other revolving credit and installment	2,034	2,271	110	131	-	-
Total consumer	1,285,539	1,173,939	21,684	24,366	1,170	1,522
Total off-balance sheet securitized loans (1)	$1,414,103	1,311,060	33,900	35,508	1,711	2,091

At December 31, 2012 and 2011, the table includes total loans of $1.3 trillion and $1.2 trillion, respectively, and delinquent loans of $17.4 billion and $19.7 billion, respectively for FNMA, FHLMC and GNMA. Net charge-offs exclude loans sold to FNMA, FHLMC and GNMA as we do not service or manage the underlying real estate upon foreclosure and, as such, do not have access to net charge-off information.

Transactions with Consolidated VIEs and Secured Borrowings

The following table presents a summary of transfers of financial assets accounted for as secured borrowings and involvements with consolidated VIEs. “Consolidated assets” are presented using GAAP measurement methods, which may include fair value, credit impairment or other adjustments, and therefore in some instances will differ from “Total VIE assets.” For VIEs that obtain exposure synthetically through derivative instruments, the remaining notional amount of the derivative is included in “Total VIE assets.” On the consolidated balance sheet, we separately disclose the consolidated assets of certain VIEs that can only be used to settle the liabilities of those VIEs.

		Carrying value
	Total		Third
	VIE	Consolidated	party	Noncontrolling	Net
(in millions)	assets	assets	liabilities	interests	assets
December 31, 2012

Secured borrowings:
Municipal tender option bond securitizations	$16,782	15,130	(13,248)	-	1,882
Commercial real estate loans	975	975	(696)	-	279
Residential mortgage securitizations	5,757	6,240	(5,824)	-	416
Total secured borrowings	23,514	22,345	(19,768)	-	2,577
Consolidated VIEs:
Nonconforming residential
mortgage loan securitizations	8,633	7,707	(2,933)	-	4,774
Multi-seller commercial paper conduit	2,059	2,036	(2,053)	-	(17)
Auto loan securitizations	-	-	-	-	-
Structured asset finance	71	71	(17)	-	54
Investment funds	1,837	1,837	(2)	-	1,835
Other	3,454	2,974	(1,438)	(48)	1,488
Total consolidated VIEs	16,054	14,625	(6,443)	(48)	8,134
Total secured borrowings and consolidated VIEs	$39,568	36,970	(26,211)	(48)	10,711
December 31, 2011

Secured borrowings:
Municipal tender option bond securitizations	$14,168	11,748	(10,689)	-	1,059
Commercial real estate loans	1,168	1,168	(1,041)	-	127
Residential mortgage securitizations	5,705	6,114	(5,759)	-	355
Total secured borrowings	21,041	19,030	(17,489)	-	1,541
Consolidated VIEs:
Nonconforming residential
mortgage loan securitizations	11,375	10,244	(4,514)	-	5,730
Multi-seller commercial paper conduit	2,860	2,860	(2,935)	-	(75)
Auto loan securitizations	163	163	(143)	-	20
Structured asset finance	124	124	(16)	-	108
Investment funds	2,012	2,012	(22)	-	1,990
Other	3,432	2,812	(1,890)	(61)	861
Total consolidated VIEs	19,966	18,215	(9,520)	(61)	8,634
Total secured borrowings and consolidated VIEs	$41,007	37,245	(27,009)	(61)	10,175

In addition to the transactions included in the previous table, at both December 31, 2012, and 2011, we had approximately $6.0 billion of private placement debt financing issued through a consolidated VIE. The issuance is classified as long-term debt in our consolidated financial statements. At December 31, 2012, and 2011, we pledged approximately $6.4 billion and $6.2 billion in loans (principal and interest eligible to be capitalized), $179 million and $316 million in securities available for sale, and $138 million and $154 million in cash and cash equivalents to collateralize the VIE's borrowings, respectively. These assets were not transferred to the VIE, and accordingly we have excluded the VIE from the previous table.

       We have raised financing through the securitization of certain financial assets in transactions with VIEs accounted for as secured borrowings. We also consolidate VIEs where we are the primary beneficiary. In certain transactions other than the multi-seller commercial paper conduit, we provide contractual support in the form of limited recourse and liquidity to facilitate the remarketing of short-term securities issued to third party investors. Other than this limited contractual support, the assets of the VIEs are the sole source of repayment of the securities held by third parties. The liquidity support we provide to the multi-seller commercial paper conduit ensures timely repayment of commercial paper issued by the conduit and is described further below.

MUNICIPAL TENDER OPTION BOND SECURITIZATIONS As part of our normal portfolio investment activities, we consolidate municipal bond trusts that hold highly rated, long-term, fixed-rate municipal bonds, the majority of which are rated AA or better. Our residual interests in these trusts generally allow us to capture the economics of owning the securities outright, and constructively make decisions that significantly impact the economic performance of the municipal bond vehicle, primarily by directing the sale of the municipal bonds owned by the vehicle. In addition, the residual interest owners have the right to receive benefits and bear losses that are proportional to owning the underlying municipal bonds in the trusts. The trusts obtain financing by issuing floating-rate trust certificates that reprice on a weekly or other basis to third-party investors. Under certain conditions, if we elect to terminate the trusts and withdraw the underlying assets, the third party investors are entitled to a small portion of any unrealized gain on the underlying assets. We may serve as remarketing agent and/or liquidity provider for the trusts. The floating-rate investors have the right to tender the certificates at specified dates, often with as little as seven days' notice. Should we be unable to remarket the tendered certificates, we are generally obligated to purchase them at par under standby liquidity facilities unless the bond's credit rating has declined below investment grade or there has been an event of default or bankruptcy of the issuer and insurer.

NONCONFORMING RESIDENTIAL MORTGAGE LOAN SECURITIZATIONS We have consolidated certain of our nonconforming residential mortgage loan securitizations in accordance with consolidation accounting guidance. We have determined we are the primary beneficiary of these securitizations because we have the power to direct the most significant activities of the entity through our role as primary servicer and also hold variable interests that we have determined to be significant. The nature of our variable interests in these entities may include beneficial interests issued by the VIE, mortgage servicing rights and recourse or repurchase reserve liabilities. The beneficial interests issued by the VIE that we hold include either subordinate or senior securities held in an amount that we consider potentially significant.

MULTI-SELLER COMMERCIAL PAPER CONDUIT We administer a multi-seller asset-based commercial paper conduit that finances certain client transactions. This conduit is a bankruptcy remote entity that makes loans to, or purchases certificated interests, generally from SPEs, established by our clients (sellers) and which are secured by pools of financial assets. The conduit funds itself through the issuance of highly rated commercial paper to third party investors. The primary source of repayment of the commercial paper is the cash flows from the conduit's assets or the re-issuance of commercial paper upon maturity. The conduit's assets are structured with deal-specific credit enhancements generally in the form of overcollateralization provided by the seller, but may also include subordinated interests, cash reserve accounts, third party credit support facilities and excess spread capture. The timely repayment of the commercial paper is further supported by asset-specific liquidity facilities in the form of liquidity asset purchase agreements that we provide. Each facility is equal to 102% of the conduit's funding commitment to a client. The aggregate amount of liquidity must be equal to or greater than all the commercial paper issued by the conduit. At the discretion of the administrator, we may be required to purchase assets from the conduit at par value plus accrued interest or discount on the related commercial paper, including situations where the conduit is unable to issue commercial paper. Par value may be different from fair value.

       We receive fees in connection with our role as administrator and liquidity provider. We may also receive fees related to the structuring of the conduit's transactions. We are the primary beneficiary of the conduit because we have power over the significant activities of the conduit and have a significant variable interest due to our liquidity arrangement.

INVESTMENT FUNDS We have consolidated certain of our investment funds where we manage the assets of the fund and our interests absorb a majority of the funds' variability. We consolidate these VIEs because we have discretion over the management of the assets and are the sole investor in these funds.

Mortgage Banking Activities	12 Months Ended
Dec. 31, 2012
Mortgage Banking Activities [Abstract]
Mortgage Banking Activities

Mortgage banking activities, included in the Community Banking and Wholesale Banking operating segments, consist of residential and commercial mortgage originations, sale activity and servicing.

       We apply the amortization method to all commercial MSRs and apply the fair value method to only residential MSRs. The changes in MSRs measured using the fair value method were:

	Year ended December 31,
(in millions)	2012	2011	2010
Fair value, beginning of year	$12,603	14,467	16,004
Adjustments from adoption of consolidation accounting guidance	-	-	(118)
Servicing from securitizations or asset transfers (1)	5,182	3,957	4,092
Sales	(293)	-	-
Net additions	4,889	3,957	3,974
Changes in fair value:
Due to changes in valuation model inputs or assumptions:
Mortgage interest rates (2)	(2,092)	(3,749)	(1,944)
Servicing and foreclosure costs (3)	(677)	(694)	(1,095)
Discount rates (4)	(397)	(150)	(387)
Prepayment estimates and other (5)	273	913	469
Net changes in valuation model inputs or assumptions	(2,893)	(3,680)	(2,957)
Other changes in fair value (6)	(3,061)	(2,141)	(2,554)
Total changes in fair value	(5,954)	(5,821)	(5,511)
Fair value, end of year	$11,538	12,603	14,467

  The year ended December 31, 2012, includes $315 million residential MSRs transferred from amortized MSRs that we elected to carry at fair value effective January 1, 2012.
  Primarily represents prepayment speed changes due to changes in mortgage interest rates, but also includes other valuation changes due to changes in mortgage interest rates (such as changes in estimated interest earned on custodial deposit balances).
  Includes costs to service and unreimbursed foreclosure costs.
  Reflects discount rate assumption change, excluding portion attributable to changes in mortgage interest rates; the year ended December 31, 2012, change predominantly reflects increased capital return requirements from market participants.
  Represents changes driven by other valuation model inputs or assumptions including prepayment speed estimation changes and other assumption updates. Prepayment speed estimation changes are influenced by observed changes in borrower behavior that occur independent of interest rate changes.
  Represents changes due to collection/realization of expected cash flows over time.

The changes in amortized MSRs were:

	Year ended December 31,
(in millions)	2012	2011	2010
Balance, beginning of year	$1,445	1,422	1,119
Adjustments from adoption of consolidation accounting guidance	-	-	(5)
Purchases	177	155	58
Servicing from securitizations or asset transfers (1)	(229)	132	478
Amortization (2)	(233)	(264)	(228)
Balance, end of year (2)	1,160	1,445	1,422
Valuation allowance:
Balance, beginning of year	(37)	(3)	-
Reversal of provision (provision) for MSRs in excess of fair value	37	(34)	(3)
Balance, end of year (3)	-	(37)	(3)
Amortized MSRs, net	$1,160	1,408	1,419
Fair value of amortized MSRs:
Beginning of year	$1,756	1,812	1,261
End of year (4)	1,400	1,756	1,812

  The year ended December 31, 2012, is net of $350 million ($313 million after valuation allowance) of residential MSRs that we elected to carry at fair value effective January 1, 2012. A cumulative adjustment of $2 million to fair value was recorded in retained earnings at January 1, 2012.
  Includes $350 million and $400 million in residential amortized MSRs at December 31, 2011 and 2010, respectively. For the years ended December 31, 2011 and 2010, the residential MSR amortization was $(50) million and $(5) million, respectively.
  Commercial amortized MSRs are evaluated for impairment purposes by the following risk strata: agency (GSEs) and non-agency. There was no valuation allowance recorded for the periods presented on the commercial amortized MSRs. Residential amortized MSRs are evaluated for impairment purposes by the following risk strata: mortgages sold to GSEs (FHLMC and FNMA) and mortgages sold to GNMA, each by interest rate stratifications. A valuation allowance of $37 million and $3 million was recorded on the residential amortized MSRs for the years ended December 31, 2011 and 2010, respectively. For the year ended December 31, 2012, valuation allowance of $37 million for residential MSRs was reversed upon election to carry at fair value.
  Includes fair value of $316 million and $441 million in residential amortized MSRs and $1,440 million and $1,371 million in commercial amortized MSRs at December 31, 2011 and 2010, respectively. The December 31, 2012, balance is all commercial amortized MSRs.

We present the components of our managed servicing portfolio in the following table at unpaid principal balance for loans serviced and subserviced for others and at book value for owned loans serviced.

	December 31,
(in billions)	2012	2011
Residential mortgage servicing:
Serviced for others	$1,498	1,456
Owned loans serviced	368	358
Subservicing	7	8
Total residential servicing	1,873	1,822
Commercial mortgage servicing:
Serviced for others	408	398
Owned loans serviced	106	106
Subservicing	13	14
Total commercial servicing	527	518
Total managed servicing portfolio	$2,400	2,340
Total serviced for others	$1,906	1,854
Ratio of MSRs to related loans serviced for others	0.67%	0.76

The components of mortgage banking noninterest income were:

	Year ended December 31,
(in millions)	2012	2011	2010
Servicing income, net:
Servicing fees
Contractually specified servicing fees	$4,626	4,611	4,566
Late charges	257	298	360
Ancillary fees	342	354	434
Unreimbursed direct servicing costs (1)	(1,234)	(1,119)	(763)
Net servicing fees	3,991	4,144	4,597
Changes in fair value of MSRs carried at fair value:
Due to changes in valuation model inputs or assumptions (2)	(2,893)	(3,680)	(2,957)
Other changes in fair value (3)	(3,061)	(2,141)	(2,554)
Total changes in fair value of MSRs carried at fair value	(5,954)	(5,821)	(5,511)
Amortization	(233)	(264)	(228)
Provision for MSRs in excess of fair value	-	(34)	(3)
Net derivative gains from economic hedges (4)	3,574	5,241	4,485
Total servicing income, net	1,378	3,266	3,340
Net gains on mortgage loan origination/sales activities	10,260	4,566	6,397
Total mortgage banking noninterest income	$11,638	7,832	9,737
Market-related valuation changes to MSRs, net of hedge results (2) + (4)	$681	1,561	1,528

  Primarily associated with foreclosure expenses and certain interest costs.
  Refer to the changes in fair value of MSRs table in this Note for more detail.
  Represents changes due to collection/realization of expected cash flows over time.
  Represents results from free-standing derivatives (economic hedges) used to hedge the risk of changes in fair value of MSRs. See Note 16 – Free-Standing Derivatives for additional discussion and detail.

The table below summarizes the changes in our liability for mortgage loan repurchase losses. This liability is in “Accrued expenses and other liabilities” in our consolidated financial statements and the provision for repurchase losses reduces net gains on mortgage loan origination/sales activities. Because the level of mortgage loan repurchase losses depends upon economic factors, investor demand strategies and other external conditions that may change over the life of the underlying loans, the level of the liability for mortgage loan repurchase losses is difficult to estimate and requires considerable management judgment. We maintain regular contact with the GSEs, the Federal Housing Finance Agency (FHFA), and other significant investors to monitor their repurchase demand practices and issues as part of our process to update our repurchase liability estimate as new information becomes available. Because of the uncertainty in the various estimates underlying the mortgage repurchase liability, there is a range of losses in excess of the recorded mortgage repurchase liability that is reasonably possible. The estimate of the range of possible loss for representations and warranties does not represent a probable loss, and is based on currently available information, significant judgment, and a number of assumptions that are subject to change. The high end of this range of reasonably possible losses in excess of our recorded liability was $2.4 billion at December 31, 2012, and was determined based upon modifying the assumptions (particularly to assume significant changes in investor repurchase demand practices) utilized in our best estimate of probable loss to reflect what we believe to be the high end of reasonably possible adverse assumptions.

	Year ended December 31,
(in millions)	2012	2011	2010
Balance, beginning of year	$1,326	1,289	1,033
Provision for repurchase losses:
Loan sales	275	101	144
Change in estimate (1)	1,665	1,184	1,474
Total additions	1,940	1,285	1,618
Losses	(1,060)	(1,248)	(1,362)
Balance, end of year	$2,206	1,326	1,289

  Results from such factors as changes in investor demand and mortgage insurer practices, credit deterioration and changes in the financial stability of correspondent lenders.

Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets [Abstract]
Intangible Assets

Note 10: Intangible Assets

The gross carrying value of intangible assets and accumulated amortization was:

	December 31, 2012			December 31, 2011
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
(in millions)	value	amortization	value	value	amortization	value
Amortized intangible assets (1):
MSRs (2)	$2,317	(1,157)	1,160	2,383	(975)	1,408
Core deposit intangibles	12,836	(6,921)	5,915	15,079	(7,768)	7,311
Customer relationship and other intangibles	3,147	(1,795)	1,352	3,158	(1,519)	1,639
Total amortized intangible assets	$18,300	(9,873)	8,427	20,620	(10,262)	10,358
Unamortized intangible assets:
MSRs (carried at fair value) (2)	$11,538			12,603
Goodwill	25,637			25,115
Trademark	14			14

  Excludes fully amortized intangible assets.
  See Note 9 for additional information on MSRs.

We based our projections of amortization expense shown below on existing asset balances at December 31, 2012. Future amortization expense may vary from these projections.

The following table provides the current year and estimated future amortization expense for amortized intangible assets.

			Customer
		Core	relationship
	Amortized	deposit	and other
(in millions)	MSRs	intangibles	intangibles	Total
Year ended December 31, 2012 (actual)	$233	1,396	286	1,915
Estimate for year ended December 31,
2013	$235	1,241	267	1,743
2014	204	1,113	251	1,568
2015	178	1,022	227	1,427
2016	145	919	212	1,276
2017	101	851	195	1,147

For our goodwill impairment analysis, we allocate all of the goodwill to the individual operating segments. We identify reporting units that are one level below an operating segment (referred to as a component), and distinguish these reporting units based on how the segments and components are managed, taking into consideration the economic characteristics, nature of the products and customers of the components. We allocate goodwill to reporting units based on relative fair value, using certain performance metrics. See Note 24 for further information on management reporting.

       The following table shows the allocation of goodwill to our operating segments for purposes of goodwill impairment testing.

			Wealth,
	Community	Wholesale	Brokerage and	Consolidated
(in millions)	Banking	Banking	Retirement	Company
December 31, 2010	$17,922	6,475	373	24,770
Reduction in goodwill related to divested businesses	-	(9)	(2)	(11)
Goodwill from business combinations	2	354	-	356
December 31, 2011	17,924	6,820	371	25,115
Goodwill from business combinations	(2)	524	-	522
December 31, 2012	$17,922	7,344	371	25,637

Deposits	12 Months Ended
Dec. 31, 2012
Deposits [Abstract]
Deposits

Time certificates of deposit (CDs) and other time deposits issued by domestic and foreign offices totaled $90.1 billion and $99.6 billion at December 31, 2012 and 2011, respectively. Substantially all of these deposits were interest bearing. The contractual maturities of these deposits follow.

(in millions)	December 31, 2012
2013	$56,921
2014	11,119
2015	9,078
2016	6,418
2017	2,612
Thereafter	3,959
Total	$90,107

Of these deposits, the amount of domestic time deposits with a denomination of $100,000 or more was $23.7 billion and $25.1 billion at December 31, 2012 and 2011, respectively. The contractual maturities of these deposits follow.

(in millions)	December 31, 2012
Three months or less	$3,460
After three months through six months	3,840
After six months through twelve months	5,582
After twelve months	10,821
Total	$23,703

       Time CDs and other time deposits issued by foreign offices with a denomination of $100,000 or more were $11.7 billion and $13.6 billion at December 31, 2012 and 2011, respectively.

       Demand deposit overdrafts of $806 million and $649 million were included as loan balances at December 31, 2012 and 2011, respectively.

Short-Term Borrowings	12 Months Ended
Dec. 31, 2012
Short-term Debt [Abstract]
Short-Term Borrowings

The table below shows selected information for short-term borrowings, which generally mature in less than 30 days. We pledge certain financial instruments that we own to collateralize repurchase agreements and other securities financings. For additional information, see the “Pledged Assets and Collateral” section of Note 14.

	2012		2011		2010
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
As of December 31,
Commercial paper and other short-term borrowings	$22,202	0.18%	$18,053	0.19%	$17,454	0.26%
Federal funds purchased and securities sold
under agreements to repurchase	34,973	0.17	31,038	0.05	37,947	0.15
Total	$57,175	0.17	$49,091	0.10	$55,401	0.19
Year ended December 31,
Average daily balance
Commercial paper and other short-term borrowings	$19,104	0.28	$17,393	0.33	$16,330	0.31
Federal funds purchased and securities sold
under agreements to repurchase	32,092	0.12	34,388	0.11	30,494	0.18
Total	$51,196	0.18	$51,781	0.18	$46,824	0.22
Maximum month-end balance
Commercial paper and other short-term borrowings (1)	$22,202	N/A	$18,234	N/A	$17,646	N/A
Federal funds purchased and securities sold
under agreements to repurchase (2)	36,327	N/A	37,509	N/A	37,947	N/A

N/A- Not Applicable

  Highest month-end balance in each of the last three years was December 2012, April 2011 and March 2010.
  Highest month-end balance in each of the last three years was June 2012, March 2011 and December 2010.

Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-term Debt [Abstract]
Long-term Debt

We issue long-term debt denominated in multiple currencies, predominantly in U.S. dollars. Our issuances have both fixed and floating interest rates. As a part of our overall interest rate risk management strategy, we often use derivatives to manage our exposure to interest rate risk. We also use derivatives to manage our exposure to foreign currency risk. As a result, the long-term debt presented below is primarily hedged in a fair value or cash flow hedge relationship. See Note 16 for further information on qualifying hedge contracts.

       Following is a summary of our long-term debt carrying values, reflecting unamortized debt discounts and premiums, and purchase accounting adjustments for debt assumed in the Wachovia acquisition, where applicable. The interest rates displayed represent the range of contractual rates in effect at December 31, 2012. These interest rates do not include the effects of any associated derivatives designated in a hedge accounting relationship.

			December 31,
			2012	2011
	Maturity	Stated
(in millions)	date(s)	interest rate(s)
Wells Fargo & Company (Parent only)
Senior
Fixed-rate notes	2013-2035	1.25-6.75%	$44,623	38,002	(1)
Floating-rate notes	2013-2048	0.059-3.480	10,996	17,872	(1)
Structured notes (2)	2013-2052		3,633	1,359
Total senior debt - Parent			59,252	57,233
Subordinated
Fixed-rate notes	2013-2035	4.375-7.574%	11,340	12,041
Floating-rate notes	2015-2016	0.653-0.710	1,165	1,141
Total subordinated debt - Parent			12,505	13,182
Junior subordinated
Fixed-rate notes - hybrid trust securities	2029-2068	5.625-7.950%	4,221	6,951
Floating-rate notes	2027	0.840-1.340	255	247
Total junior subordinated debt - Parent (3)			4,476	7,198
Total long-term debt - Parent			76,233	77,613
Wells Fargo Bank, N.A. and other bank entities (Bank)
Senior
Fixed-rate notes	2013	6.00%	1,331	1,326
Floating-rate notes	2017-2040	0.06-0.53	170	72
Floating-rate extendible notes (4)	2014	0.359-0.380	4,450	-
Fixed-rate advances - Federal Home Loan Bank (FHLB)	2013-2031	3.83 - 8.17	216	500
Floating-rate advances - FHLB	2013	0.403-0.411	2,002	2,101
Structured notes (2)	2013-2025		163	238
Capital leases (Note 7)	2013-2023		12	116
Total senior debt - Bank			8,344	4,353
Subordinated
Fixed-rate notes	2013-2038	4.75-7.74%	14,153	15,882
Floating-rate notes	2014-2017	0.520-3.652	1,617	1,976
Total subordinated debt - Bank			15,770	17,858
Junior subordinated
Floating-rate notes	2027	0.88-0.99%	294	286
Total junior subordinated debt - Bank (3)			294	286
Long-term debt issued by VIE - Fixed rate	2013-2052	0.00-7.00%	1,542	2,103
Long-term debt issued by VIE - Floating rate	2020-2052	0.339-31.835	1,826	2,748
Mortgage notes and other debt	2013-2062	0.00-12.50	16,976	14,854
Total long-term debt - Bank			44,752	42,202

(continued on following page)

(continued from previous page)

			December 31,
			2012	2011
	Maturity	Stated
(in millions)	date(s)	interest rate(s)
Other consolidated subsidiaries
Senior
Fixed-rate notes	2013-2019	2.774-4.38%	5,968	5,154
FixFloat notes	2020	6.795% through 2015, varies	20	20
Total senior debt - Other consolidated subsidiaries			5,988	5,174
Junior subordinated
Floating-rate notes	2027	0.813%	155	155
Total junior subordinated debt - Other
consolidated subsidiaries (3)			155	155
Long-term debt issued by VIE - Fixed rate	2015-2023	5.16-6.34%	105	81
Long-term debt issued by VIE - Floating rate	2015	1.606	10	-
Mortgage notes and other debt of subsidiaries	2013-2018	3.50-6.00	136	129
Total long-term debt - Other consolidated subsidiaries			6,394	5,539
Total long-term debt			$127,379	125,354

  On March 30, 2009, Wells Fargo issued $1.75 billion of 2.125% fixed senior unsecured notes and $1.75 billion of floating senior unsecured notes that matured on June 15, 2012. These notes were guaranteed under the Federal Deposit Insurance Corporation's (FDIC) Temporary Liquidity Guarantee Program (TLGP) and were backed by the full faith and credit of the United States.
  A significant portion consists of long-term notes where the performance of the note is linked to an embedded equity, commodity, or currency index, or basket of indices accounted for separately from the note as a free-standing derivative. For information on embedded derivatives, see Note 16 – Free-standing derivatives. In addition, a major portion consists of zero coupon callable notes where interest is paid as part of the final redemption amount.
  Represents junior subordinated debentures held by unconsolidated wholly owned trusts formed for the sole purpose of issuing trust preferred securities. See Note 8 for additional information on our trust preferred security structures.
  Represents floating-rate extendible notes where holders of the notes may elect to extend the contractual maturity of all or a portion of the principal amount on a periodic basis. The maturity of the notes may not be extended beyond 2018.

The aggregate carrying value of long-term debt that matures (based on contractual payment dates) as of December 31, 2012, in each of the following five years and thereafter, is presented in the following table.

(in millions)	Parent	Company
2013	$10,192	15,961
2014	7,821	15,579
2015	8,582	12,763
2016	13,510	17,864
2017	9,283	13,454
Thereafter	26,845	51,758
Total	$76,233	127,379

As part of our long-term and short-term borrowing arrangements, we are subject to various financial and operational covenants. Some of the agreements under which debt has been issued have provisions that may limit the merger or sale of certain subsidiary banks and the issuance of capital stock or convertible securities by certain subsidiary banks. At December 31, 2012, we were in compliance with all the covenants.

Guarantees, Pledged Assets and Collateral	12 Months Ended
Dec. 31, 2012
Guarantees, Pledged Assets and Collateral [Abstract]
Guarantees, Pledged Assets and Collateral

Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Guarantees are generally in the form of standby letters of credit, securities lending and other indemnifications, liquidity agreements, written put options, recourse obligations, residual value guarantees, and contingent consideration. The following table shows carrying value, maximum exposure to loss on our guarantees and the related non-investment grade amounts.

	December 31,
	2012			2011
		Maximum exposure to loss			Maximum exposure to loss
			Non-			Non-
	Carrying		investment	Carrying		investment
(in millions)	value	Total	grade	value	Total	grade (1)
Standby letters of credit (2)	$42	39,759	11,331	85	41,171	13,250
Securities lending and other indemnifications	-	2,541	118	-	669	62
Liquidity agreements (3)	-	3	3	-	2	2
Written put options (3)(4)	1,427	11,874	3,953	1,469	8,224	2,466
Loans and MHFS sold with recourse	99	5,873	3,905	102	5,784	3,850
Residual value guarantees	-	-	-	8	197	-
Contingent consideration	35	129	129	31	98	97
Other guarantees	3	1,421	4	6	552	4
Total guarantees	$1,606	61,600	19,443	1,701	56,697	19,731

  Amounts have been revised from what was previously reported to reflect better alignment of our internal rating process to external noninvestment grade ratings.
  Total maximum exposure to loss includes direct pay letters of credit (DPLCs) of $18.5 billion and $19.7 billion at December 31, 2012 and 2011, respectively. We issue DPLCs to provide credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement. We also originate multipurpose lending commitments under which borrowers have the option to draw on the facility in one of several forms, including as a standby letter of credit. Total maximum exposure to loss includes the portion of these facilities for which we have issued standby letters of credit under the commitments.
  Certain of these agreements included in this table are related to off-balance sheet entities and, accordingly, are also disclosed in Note 8.
  Written put options, which are in the form of derivatives, are also included in the derivative disclosures in Note 16.

“Maximum exposure to loss” and “Non-investment grade” are required disclosures under GAAP. Non-investment grade represents those guarantees on which we have a higher risk of being required to perform under the terms of the guarantee. If the underlying assets under the guarantee are non-investment grade (that is, an external rating that is below investment grade or an internal credit default grade that is equivalent to a below investment grade external rating), we consider the risk of performance to be high. Internal credit default grades are determined based upon the same credit policies that we use to evaluate the risk of payment or performance when making loans and other extensions of credit. These credit policies are further described in Note 6.

       Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is its extremely remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in the table above do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, this required disclosure is not an indication of expected loss. We believe the carrying value, which is either fair value for derivative related products or the allowance for lending related commitments, is more representative of our exposure to loss than maximum exposure to loss.

Standby letters of credit We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. Standby letters of credit are agreements where we are obligated to make payment to a third party on behalf of a customer in the event the customer fails to meet their contractual obligations. We consider the credit risk in standby letters of credit and commercial and similar letters of credit in determining the allowance for credit losses. Standby letters of credit include direct pay letters of credit we issue to provide credit enhancements for certain bond issuances. The terms of our standby letters of credit are predominantly five years or less.

Securities lending and other indemnifications As a securities lending agent, we lend debt and equity securities from participating institutional clients' portfolios to third-party borrowers. These arrangements are for an indefinite period of time whereby we indemnify our clients against default by the borrower in returning these lent securities. This indemnity is supported by collateral received from the borrowers and is generally in the form of cash or highly liquid securities that are marked to market daily. Substantially all of these securities are returned to our clients within one year from trade date. There was $443 million at December 31, 2012, and $687 million at December 31, 2011, in collateral supporting loaned securities with values of $436 million and $669 million, respectively.

       Commencing third quarter 2012, we began using certain third party clearing agents to clear and settle transactions on behalf of some of our institutional brokerage customers. We indemnify the clearing agents against loss that could occur for non-performance by our customers on transactions that are not sufficiently collateralized. These arrangements are for an indefinite period. Transactions subject to the indemnifications may include customer obligations related to the settlement of margin accounts and short positions, such as written call options and securities borrowing transactions. Outstanding customer obligations and related collateral were $579 million and $3.1 billion, respectively, as of December 31, 2012. Our estimate of maximum exposure to loss, which requires judgment regarding the range and likelihood of future events, was $2.1 billion as of December 31, 2012.

       We enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements. We do, however, record a liability for residential mortgage loans that we expect to repurchase pursuant to various representations and warranties. See Note 9 for additional information on the liability for mortgage loan repurchase losses.

Liquidity agreements We provide liquidity facilities on all commercial paper issued by the conduit we administer. We also provide liquidity to certain off-balance sheet entities that hold securitized fixed-rate municipal bonds and consumer or commercial assets that are partially funded with the issuance of money market and other short-term notes. See Note 8 for additional information on these arrangements.

Written put options Written put options are contracts that give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price, and include options, floors, caps and credit default swaps. These written put option contracts generally permit net settlement. While these derivative transactions expose us to risk in the event the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset substantially all put options written to customers with purchased options. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written put options is based on future market conditions and is only quantifiable at settlement. The terms of our written put options are largely five years or less. See Note 8 for additional information regarding transactions with VIEs and Note 16 for additional information regarding written derivative contracts.

Loans AND MHFS SOLD with recourse In certain loan sales or securitizations, we provide recourse to the buyer whereby we are required to indemnify the buyer for any loss on the loan up to par value plus accrued interest. We provide recourse, predominantly to the GSEs, on loans sold under various programs and arrangements. Primarily all of these programs and arrangements require that we share in the loans' credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis, in the event of borrower default. Under the remaining recourse programs and arrangements, if certain events occur within a specified period of time from transfer date, we have to provide limited recourse to the buyer to indemnify them for losses incurred for the remaining life of the loans. The maximum exposure to loss reported in the accompanying table represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote and amounts paid can be recovered in whole or in part from the sale of collateral. Our recourse arrangements remain in effect as long as the loans are outstanding, which predominantly have remaining terms in excess of five years. During 2012, we repurchased $26 million of loans associated with these agreements. We also provide representation and warranty guarantees on loans sold under the various recourse programs and arrangements. Our loss exposure relative to these guarantees is separately considered and provided for, as necessary, in determination of our liability for loan repurchases due to breaches of representation and warranties. See Note 9 for additional information on the liability for mortgage loan repurchase losses.

Residual value guarantees We have provided residual value guarantees as part of certain leasing transactions of corporate assets. The lessors in these leases are generally large financial institutions or their leasing subsidiaries. These guarantees protect the lessor from loss on sale of the related asset at the end of the lease term. To the extent that a sale of the leased assets results in proceeds less than a stated percent (generally 80% to 89%) of the asset's cost, we would be required to reimburse the lessor under our guarantee. In November 2012, the purchase options on the leasing transactions related to these residual value guarantees were exercised; therefore we no longer have any exposure related to these guarantees.

Contingent consideration In connection with certain brokerage, asset management, insurance agency and other acquisitions we have made, the terms of the acquisition agreements provide for deferred payments or additional consideration, based on certain performance targets.

Other Guarantees We are members of exchanges and clearing houses that we use to clear our trades and those of our customers. It is common that all members in these organizations are required to collectively guarantee the performance of other members. Our obligations under the guarantees are based on either a fixed amount or a multiple of the collateral we are required to maintain with these organizations. We have not recorded a liability for these arrangements as of the dates presented in the previous table because we believe the likelihood of loss is remote.

       We also have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.

Pledged Assets and Collateral

As part of our liquidity management strategy, we pledge assets to secure trust and public deposits, borrowings from the FHLB and FRB and for other purposes as required or permitted by law. The following table provides pledged loans and securities available for sale where the secured party does not have the right to sell or repledge the collateral. At December 31, 2012, and 2011, we did not pledge any loans or securities available for sale where the secured party has the right to sell or repledge the collateral. The table excludes pledged assets related to VIEs, which can only be used to settle the liabilities of those entities. See Note 8 for additional information on consolidated VIE assets.

	December 31,
(in millions)	2012	2011
Securities available for sale	$96,018	80,540
Loans	360,171	317,742
Total	$456,189	398,282

We also pledge certain financial instruments that we own to collateralize repurchase agreements and other securities financings. The types of collateral we pledge include securities issued by federal agencies, government-sponsored entities (GSEs), and domestic and foreign companies. We pledged $27.4 billion at December 31, 2012, and $20.8 billion at December 31, 2011, under agreements that permit the secured parties to sell or repledge the collateral. Pledged collateral where the secured party cannot sell or repledge was $677 million and $2.8 billion at the same period ends, respectively.

       We receive collateral from other entities under short-term (generally less than one year) and long-term resale agreements and securities borrowings. At December 31, 2012 and 2011, we have received $46.6 billion and $31.1 billion, respectively, in collateral that we have the right to sell or repledge, of which $15.5 billion and $13.3 billion, respectively, are for long-term resale agreements. These amounts include securities we have sold or repledged to others with a fair value of $29.7 billion at December 31, 2012, and $16.7 billion at December 31, 2011.

Legal Actions	12 Months Ended
Dec. 31, 2012
Legal Actions [Abstract]
Legal Actions

Wells Fargo and certain of our subsidiaries are involved in a number of judicial, regulatory and arbitration proceedings concerning matters arising from the conduct of our business activities. These proceedings include actions brought against Wells Fargo and/or our subsidiaries with respect to corporate related matters and transactions in which Wells Fargo and/or our subsidiaries were involved. In addition, Wells Fargo and our subsidiaries may be requested to provide information or otherwise cooperate with government authorities in the conduct of investigations of other persons or industry groups.

       Although there can be no assurance as to the ultimate outcome, Wells Fargo and/or our subsidiaries have generally denied, or believe we have a meritorious defense and will deny, liability in all significant litigation pending against us, including the matters described below, and we intend to defend vigorously each case, other than matters we describe as having settled. Reserves are established for legal claims when payments associated with the claims become probable and the costs can be reasonably estimated. The actual costs of resolving legal claims may be substantially higher or lower than the amounts reserved for those claims.

FHA INSURANCE LITIGATION On October 9, 2012, the United States filed a complaint, captioned United States of America v. Wells Fargo Bank, N.A., in the U.S. District Court for the Southern District of New York. The complaint makes claims with respect to Wells Fargo's Federal Housing Administration (FHA) lending program for the period 2001 to 2010. The complaint alleges, among other allegations, that Wells Fargo improperly certified certain FHA mortgage loans for United States Department of Housing and Urban Development (HUD) insurance that did not qualify for the program, and therefore Wells Fargo should not have received insurance proceeds from HUD when some of the loans later defaulted. The complaint further alleges Wells Fargo knew some of the mortgages did not qualify for insurance and did not disclose the deficiencies to HUD before making insurance claims. On December 1, 2012, Wells Fargo filed a motion in the U.S. District Court for the District of Columbia seeking to enforce a release of Wells Fargo given by the United States, which was denied on February 12, 2013. On December 14, 2012, the United States filed an amended complaint. On January 16, 2013, Wells Fargo filed a motion in the Southern District of New York to dismiss the amended complaint.

INTERCHANGE LITIGATION Wells Fargo Bank, N.A., Wells Fargo & Company, Wachovia Bank, N.A. and Wachovia Corporation are named as defendants, separately or in combination, in putative class actions filed on behalf of a plaintiff class of merchants and in individual actions brought by individual merchants with regard to the interchange fees associated with Visa and MasterCard payment card transactions. These actions have been consolidated in the U.S. District Court for the Eastern District of New York. Visa, MasterCard and several banks and bank holding companies are named as defendants in various of these actions. The amended and consolidated complaint asserts claims against defendants based on alleged violations of federal and state antitrust laws and seeks damages, as well as injunctive relief. Plaintiff merchants allege that Visa, MasterCard and payment card issuing banks unlawfully colluded to set interchange rates. Plaintiffs also allege that enforcement of certain Visa and MasterCard rules and alleged tying and bundling of services offered to merchants are anticompetitive. Wells Fargo and Wachovia, along with other defendants and entities, are parties to Loss and Judgment Sharing Agreements, which provide that they, along with other entities, will share, based on a formula, in any losses from the Interchange Litigation. On July 13, 2012, Visa, MasterCard and the financial institution defendants, including Wells Fargo, signed a memorandum of understanding with plaintiff merchants to resolve the consolidated class actions and reached a separate settlement in principle of the consolidated individual actions. The proposed settlement payments by all defendants in the consolidated class and individual actions total approximately $6.6 billion. The class settlement also provides for the distribution to class merchants of 10 basis points of default interchange across all credit rate categories for a period of eight consecutive months. The Court has granted preliminary approval of the settlements. The settlements are subject to further review and approval by the Court.

MEDICAL CAPITAL CORPORATION LITIGATION Wells Fargo Bank, N.A. served as indenture trustee for debt issued by affiliates of Medical Capital Corporation, which was placed in receivership at the request of the Securities and Exchange Commission (SEC) in August 2009. Since September 2009,

Wells Fargo has been named as a defendant in various class and mass actions brought by holders of Medical Capital Corporation's debt, alleging that Wells Fargo breached contractual and other legal obligations owed to them and seeking unspecified damages. The actions have been consolidated in the U.S. District Court for the Central District of California. On July 26, 2011, the District Court certified a class consisting of holders of notes issued by affiliates of Medical Capital Corporation and, on October 18, 2011, the Ninth Circuit Court of Appeals denied a petition seeking to appeal the class certification order. A previously disclosed potential settlement of the case was not consummated and the case is in discovery.

MARYLAND MORTGAGE LENDING LITIGATION On December 26, 2007, a class action complaint captioned Denise Minter, et al., v. Wells Fargo Bank, N.A., et al., was filed in the U.S. District Court for the District of Maryland. The complaint alleges that Wells Fargo and others violated provisions of the Real Estate Settlement Procedures Act and other laws by conducting mortgage lending business improperly through a general partnership, Prosperity Mortgage Company. The complaint asserts that Prosperity Mortgage Company was not a legitimate affiliated business and instead operated to conceal Wells Fargo Bank, N.A.'s role in the loans at issue. A plaintiff class of borrowers who received a mortgage loan from Prosperity that was funded by Prosperity's line of credit with Wells Fargo Bank, N.A. from 1993 to May 31, 2012 has been certified. The Court has scheduled a trial in this case for May 6, 2013. A second, related case is also pending in the same Court. On July 8, 2008, a class action complaint captioned Stacey and Bradley Petry, et al., v. Wells Fargo Bank, N.A., et al., was filed. The complaint alleges that Wells Fargo and others violated the Maryland Finder's Fee Act in the closing of mortgage loans in Maryland. The Court certified a plaintiff class of borrowers whose loans are secured by Maryland real property, which loans showed Prosperity Mortgage Company as the lender receiving a fee for services, and were funded through a Wells Fargo line of credit to Prosperity from 1993 to May 31, 2012. The Court has scheduled a trial in this case for March 18, 2013.

MORTGAGE-BACKED CERTIFICATES LITIGATION Several securities law based putative class actions were consolidated in the U.S. District Court for the Northern District of California on July 16, 2009, under the caption In re Wells Fargo Mortgage-Backed Certificates Litigation. The case asserted claims against several Wells Fargo mortgage backed securities trusts, Wells Fargo Bank, N.A. and other affiliated entities, individual employee defendants, along with various underwriters and rating agencies. The plaintiffs alleged that the offering documents contain untrue statements of material fact, or omit to state material facts necessary to make the registration statements and accompanying prospectuses not misleading. The parties agreed to settle the case on May 27, 2011, for $125 million. Final approval of the settlement was entered on November 14, 2011. Some class members opted out of the settlement, with the most significant being the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

       On June 29, 2010, and on July 15, 2010, two complaints, the first captioned The Charles Schwab Corporation vs. Merrill Lynch, Pierce, Fenner & Smith, Inc., et al., and the second captioned The Charles Schwab Corporation v. BNP ParibasSecurities Corp., et al., were filed in the Superior Court for the State of California, San Francisco County against a number of defendants, including Wells Fargo Bank, N.A. and Wells Fargo Asset Securities Corporation. As against the Wells Fargo entities, the new cases assert opt out claims relating to the claims alleged in the Mortgage-Backed Certificates Litigation.

       On October 15, 2010, three actions, captioned Federal Home Loan Bank of Chicago v. Banc of America Funding Corporation, et al. (filed in the Cook County Circuit Court, State of Illinois); Federal Home Loan Bank of Chicago v. Banc of America Securities LLC, et al. (filed in the Superior Court of the

State of California for the County of Los Angeles); and Federal Home Loan Bank of Indianapolis v. Banc of America Mortgage America Securities, Inc., et al. (filed in the Superior Court of the State of Indiana for the County of Marion), named multiple defendants, described as issuers/depositors, and underwriters/dealers of private label mortgage-backed securities, in an action asserting claims that defendants used false and misleading statements in offering documents for the sale of such securities. Plaintiffs seek rescission of the sales and damages under state securities and other laws and Section 11 of the Securities Act of 1933. Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and Wells Fargo & Company were named among the defendants. On April 20, 2011, a case captioned Federal Home Loan of Boston v. Ally Financial, Inc., et al., was filed in the Superior Court of the Commonwealth of Massachusetts for the County of Suffolk. The case names, among a large number of parties, Wells Fargo & Company, Wells Fargo Asset Securitization Corporation and Wells Fargo Bank, N.A. as parties and contains allegations substantially similar to the cases filed by the other Federal Home Loan Banks.

       In addition, there are other mortgage-related threatened or asserted claims by entities or investors where Wells Fargo may have indemnity or repurchase obligations, or as to which it has entered into agreements to toll the relevant statutes of limitations.

MORTGAGE FORECLOSURE DOCUMENT LITIGATION Eight purported class actions and several individual borrower actions related to foreclosure document practices were filed in late 2010 and in early 2011 against Wells Fargo Bank, N.A. in its status as mortgage servicer or corporate trustee of mortgage trusts. The cases were brought in state and federal courts. All eight cases have been dismissed or otherwise resolved.

MORTGAGE RELATED REGULATORY INVESTIGATIONS Government agencies and authorities continue investigations or examinations of certain mortgage related practices of Wells Fargo. Wells Fargo, for itself and for predecessor institutions, has responded, and continues to respond, to requests from government agencies seeking information regarding the origination, underwriting and securitization of residential mortgages, including sub-prime mortgages. On February 24, 2012, Wells Fargo received a Wells Notice from SEC Staff relating to Wells Fargo's disclosures in mortgage-backed securities offering documents. On November 20, 2012, the SEC Staff advised Wells Fargo it did not intend to take action on the subject matter of the Wells Notice.

IN RE MUNICIPAL DERIVATIVES ANTITRUST LITIGATION Wachovia Bank, along with several other banks and financial services companies, was named as a defendant beginning in April 2008 in a number of substantially identical purported class actions and individual actions filed in various state and federal courts by various municipalities alleging they have been damaged by alleged anticompetitive activity of the defendants. These cases were either consolidated under the caption In re Municipal Derivatives Antitrust Litigation or administered jointly with that action in the U.S. District Court for the Southern District of New York. The plaintiffs and Wells Fargo agreed to settle the In re Municipal Derivatives Antitrust Litigation on October 21, 2011. The settlement received final approval on December 14, 2012. A number of municipalities have opted out of the settlement, but the remaining potential claims are not material.

ORDER OF POSTING LITIGATION A series of putative class actions have been filed against Wachovia Bank, N.A. and Wells Fargo Bank, N.A., as well as many other banks, challenging the high to low order in which the Banks post debit card transactions to consumer deposit accounts. There are currently several such cases pending against Wells Fargo Bank (including the Wachovia Bank cases to which Wells Fargo succeeded), most of which have been consolidated in multi-district litigation proceedings in the U.S. District Court for the Southern District of Florida. The bank defendants moved to compel these cases to arbitration under recent Supreme Court authority. On November 22, 2011, the

Judge denied the motion. The Banks appealed the decision to the U.S. Court of Appeals for the Eleventh Circuit. On October 26, 2012, the Eleventh Circuit affirmed the District Court's denial of the motion.

       On August 10, 2010, the U.S. District Court for the Northern District of California issued an order in Gutierrez v. Wells Fargo Bank, N.A., a case that was not consolidated in the multi-district proceedings, enjoining the Bank's use of the high to low posting method for debit card transactions with respect to the plaintiff class of California depositors, directing that the Bank establish a different posting methodology and ordering remediation of approximately $203 million. On October 26, 2010, a final judgment was entered in Gutierrez. On October 28, 2010, Wells Fargo appealed to the U.S. Court of Appeals for the Ninth Circuit. On December 26, 2012, the Ninth Circuit reversed the order requiring Wells Fargo to change its order of posting and vacated the portion of the order granting remediation of approximately $203 million on the grounds of federal pre-emption. The Ninth Circuit affirmed the District Court's finding that Wells Fargo violated a California state law prohibition on fraudulent representations and remanded the case to the District Court for further proceedings.

SECURITIES LENDING LITIGATION Wells Fargo Bank, N.A. is involved in several separate pending actions brought by securities lending customers of Wells Fargo and Wachovia Bank in various courts. In general, each of the cases alleges that Wells Fargo violated fiduciary and contractual duties by investing collateral for loaned securities in investments that suffered losses. In addition, on March 27, 2012, a class of Wells Fargo securities lending customers was certified in a case captioned City of Farmington Hills Employees Retirement System v. Wells Fargo Bank, N.A., which is pending in the U.S. District Court for the District of Minnesota. Wells Fargo sought interlocutory review of the class certification in the U.S. Court of Appeals for the Eighth Circuit. The Eighth Circuit declined such review on May 7, 2012.

OUTLOOK When establishing a liability for contingent litigation losses, the Company determines a range of potential losses for each matter that is both probable and estimable, and records the amount it considers to be the best estimate within the range. The high end of the range of reasonably possible potential litigation losses in excess of the Company's liability for probable and estimable losses was $1.0 billion as of December 31, 2012. For these matters and others where an unfavorable outcome is reasonably possible but not probable, there may be a range of possible losses in excess of the established liability that cannot be estimated. Based on information currently available, advice of counsel, available insurance coverage and established reserves, Wells Fargo believes that the eventual outcome of the actions against Wells Fargo and/or its subsidiaries, including the matters described above, will not, individually or in the aggregate, have a material adverse effect on Wells Fargo's consolidated financial position. However, in the event of unexpected future developments, it is possible that the ultimate resolution of those matters, if unfavorable, may be material to Wells Fargo's results of operations for any particular period.

Derivatives	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives

We primarily use derivatives to manage exposure to market risk, interest rate risk, credit risk and foreign currency risk, and to assist customers with their risk management objectives. We designate derivatives either as hedging instruments in a qualifying hedge accounting relationship (fair value or cash flow hedge) or as free-standing derivatives. Free-standing derivatives include economic hedges that do not qualify for hedge accounting and derivatives held for customer accommodation or other trading purposes.

       Our asset/liability management approach to interest rate, foreign currency and certain other risks includes the use of derivatives. Such derivatives are typically designated as fair value or cash flow hedges, or free-standing derivatives (economic hedges) for those that do not qualify for hedge accounting. This helps minimize significant, unplanned fluctuations in earnings, fair values of assets and liabilities, and cash flows caused by interest rate, foreign currency and other market value volatility. This approach involves modifying the repricing characteristics of certain assets and liabilities so that changes in interest rates, foreign currency and other exposures do not have a significantly adverse effect on the net interest margin, cash flows and earnings. As a result of fluctuations in these exposures, hedged assets and liabilities will gain or lose market value. In a fair value or economic hedge, the effect of this unrealized gain or loss will generally be offset by the gain or loss on the derivatives linked to the hedged assets and liabilities. In a cash flow hedge, where we manage the variability of cash payments due to interest rate fluctuations by the effective use of derivatives linked to hedged assets and liabilities, the unrealized gain or loss on the derivatives or the hedged asset or liability is generally reflected in other comprehensive income and not in earnings.

       We also offer various derivatives, including interest rate, commodity, equity, credit and foreign exchange contracts, to our customers as part of our trading businesses but usually offset our exposure from such contracts by entering into other financial contracts. These derivative transactions are conducted in an effort to help customers manage their market price risks. The customer accommodations and any offsetting derivative contracts are treated as free-standing derivatives. To a much lesser extent, we take positions executed for our own account based on market expectations or to benefit from price differentials between financial instruments and markets. Additionally, free-standing derivatives include embedded derivatives that are required to be accounted for separately from their host contracts.

       The following table presents the total notional or contractual amounts and fair values for our derivatives. Derivative transactions can be measured in terms of the notional amount, but this amount is not recorded on the balance sheet and is not, when viewed in isolation, a meaningful measure of the risk profile of the instruments. The notional amount is generally not exchanged, but is used only as the basis on which interest and other payments are determined. Derivatives designated as qualifying hedge contracts and free-standing derivatives (economic hedges) are recorded on the balance sheet at fair value in other assets or other liabilities. Customer accommodation, trading and other free-standing derivatives are recorded on the balance sheet at fair value in trading assets, other assets or other liabilities.

				December 31,
	2012			2011
	Notional or	Fair value		Notional or	Fair value
	contractual	Asset	Liability	contractual	Asset	Liability
(in millions)	amount	derivatives	derivatives	amount	derivatives	derivatives
Derivatives designated as hedging instruments
Interest rate contracts (1)	$92,004	7,284	2,696	87,537	8,423	2,769
Foreign exchange contracts	27,382	1,808	274	22,269	1,523	572
Total derivatives designated as
qualifying hedging instruments		9,092	2,970		9,946	3,341
Derivatives not designated as hedging instruments
Free-standing derivatives (economic hedges):
Interest rate contracts (2)	334,555	450	694	377,497	2,318	2,011
Equity contracts	75	-	50	-	-	-
Foreign exchange contracts	3,074	3	64	5,833	250	3
Credit contracts - protection purchased	16	-	-	125	3	-
Other derivatives	2,296	-	78	2,367	-	117
Subtotal		453	886		2,571	2,131
Customer accommodation, trading and other
free-standing derivatives:
Interest rate contracts	2,774,783	63,617	65,305	2,425,144	81,336	83,834
Commodity contracts	90,732	3,456	3,590	77,985	4,351	4,234
Equity contracts	71,958	3,783	4,114	68,778	3,768	3,661
Foreign exchange contracts	166,061	3,713	3,241	140,704	3,151	2,803
Credit contracts - protection sold	26,455	315	2,623	38,403	319	5,178
Credit contracts - protection purchased	29,021	1,495	329	36,156	3,254	276
Subtotal		76,379	79,202		96,179	99,986
Total derivatives not designated as hedging instruments		76,832	80,088		98,750	102,117
Total derivatives before netting		85,924	83,058		108,696	105,458
Netting (3)		(62,108)	(71,116)		(81,143)	(89,990)
Total		$23,816	11,942		27,553	15,468

  Notional amounts presented exclude $4.7 billion at December 31, 2012, and $15.5 billion at December 31, 2011, of basis swaps that are combined with receive fixed-rate/pay floating-rate swaps and designated as one hedging instrument.
  Includes free-standing derivatives (economic hedges) used to hedge the risk of changes in the fair value of residential MSRs, MHFS, loans and other interests held.
  Represents netting of derivative asset and liability balances, and related cash collateral, with the same counterparty subject to master netting arrangements. The amount of cash collateral netted against derivative assets and liabilities was $5.0 billion and $14.5 billion, respectively, at December 31, 2012, and $6.6 billion and $15.4 billion, respectively, at December 31, 2011.

Fair Value Hedges

We use interest rate swaps to convert certain of our fixed-rate long-term debt and CDs to floating rates to hedge our exposure to interest rate risk. We also enter into cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge our exposure to foreign currency risk and interest rate risk associated with the issuance of non-U.S. dollar denominated long-term debt. In addition, we use interest rate swaps, cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge against changes in fair value of certain investments in available-for-sale debt securities due to changes in interest rates, foreign currency rates, or both. We also use interest rate swaps to hedge against changes in fair value for certain mortgages held for sale. The entire derivative gain or loss is included in the assessment of hedge effectiveness for all fair value hedge relationships, except for those involving foreign-currency denominated securities available for sale and long-term debt hedged with foreign currency forward derivatives for which the component of the derivative gain or loss related to the changes in the difference between the spot and forward price is excluded from the assessment of hedge effectiveness.

       We use statistical regression analysis to assess hedge effectiveness, both at inception of the hedging relationship and on an ongoing basis. The regression analysis involves regressing the periodic change in fair value of the hedging instrument against the periodic changes in fair value of the asset or liability being hedged due to changes in the hedged risk(s). The assessment includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness.

       The following table shows the net gains (losses) recognized in the income statement related to derivatives in fair value hedging relationships.

	Interest rate			Foreign exchange		Total net
	contracts hedging:			contracts hedging:		gains
						(losses)
	Securities	Mortgages		Securities		on fair
	available	held	Long-term	available	Long-term	value
(in millions)	for sale	for sale	debt	for sale	debt	hedges

Year ended December 31, 2012
Gains (losses) recorded in net interest income	$(457)	(4)	1,685	(5)	248	1,467

Gains (losses) recorded in noninterest income
Recognized on derivatives	(22)	(15)	(179)	39	567	390
Recognized on hedged item	17	6	233	(3)	(610)	(357)
Recognized on fair value hedges (ineffective portion) (1)	$(5)	(9)	54	36	(43)	33

Year ended December 31, 2011
Gains (losses) recorded in net interest income	$(451)	-	1,659	(11)	376	1,573

Gains (losses) recorded in noninterest income
Recognized on derivatives	(1,298)	(21)	2,796	168	512	2,157
Recognized on hedged item	1,232	17	(2,616)	(186)	(445)	(1,998)
Recognized on fair value hedges (ineffective portion) (1)	$(66)	(4)	180	(18)	67	159

  Included $(9) million and $53 million, respectively, for year ended December 31, 2012 and 2011, of gains (losses) on forward derivatives hedging foreign currency securities available for sale and long-term debt, representing the portion of derivative gains (losses) excluded from the assessment of hedge effectiveness (time value).

Cash Flow Hedges

We hedge floating-rate debt against future interest rate increases by using interest rate swaps, caps, floors and futures to limit variability of cash flows due to changes in the benchmark interest rate. We also use interest rate swaps and floors to hedge the variability in interest payments received on certain floating-rate commercial loans, due to changes in the benchmark interest rate. Gains and losses on derivatives that are reclassified from OCI to interest income and interest expense in the current period are included in the line item in which the hedged item's effect on earnings is recorded. All parts of gain or loss on these derivatives are included in the assessment of hedge effectiveness. We assess hedge effectiveness using regression analysis, both at inception of the hedging relationship and on an ongoing basis. The regression analysis involves regressing the periodic changes in cash flows of the hedging instrument against the periodic changes in cash flows of the forecasted transaction being hedged due to changes in the hedged risk(s). The assessment includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness.

       Based upon current interest rates, we estimate that $350 million (pre tax) of deferred net gains on derivatives in OCI at December 31, 2012, will be reclassified into interest income and interest expense during the next twelve months. Future changes to interest rates may significantly change actual amounts reclassified to earnings. We are hedging our exposure to the variability of future cash flows for all forecasted transactions for a maximum of 5 years for both hedges of floating-rate debt and floating-rate commercial loans.

       The following table shows the net gains (losses) recognized related to derivatives in cash flow hedging relationships.

	Year ended
	December 31,
(in millions)	2012	2011
Gains (pre tax) recognized in OCI on derivatives	$52	190
Gains (pre tax) reclassified from cumulative OCI into net income (1)	388	571
Losses (pre tax) recognized in noninterest income on derivatives (2)	(1)	(5)

  Amounts were recorded in net interest income and noninterest expense.
  None of the change in value of the derivatives was excluded from the assessment of hedge effectiveness.

Free-Standing Derivatives

We use free-standing derivatives (economic hedges), in addition to debt securities available for sale, to hedge the risk of changes in the fair value of certain residential MHFS, certain loans held for investment, residential MSRs measured at fair value, derivative loan commitments and other interests held. The resulting gain or loss on these economic hedges is reflected in mortgage banking noninterest income and other noninterest income. Changes in fair value of debt securities available for sale (unrealized gains and losses) are not included in servicing income, but are reported in cumulative OCI (net of tax) or, upon sale, are reported in net gains (losses) on debt securities available for sale.

       The derivatives used to hedge MSRs measured at fair value, which include swaps, swaptions, constant maturity mortgages, forwards, Eurodollar and Treasury futures and options contracts, resulted in net derivative gains of $3.61.6 billion and $3.7 billion, respectively, in the third quarter and first nine months of in 2012 and net derivative gains of $5.23.2 billion billion and $4.6 billion, respectively, in the same periods of ##D2011, which are included in mortgage banking noninterest income. The aggregate fair value of these derivatives was a net asset of $87 m1.1 billion at December 31, 2012, and a net asset of $1.4 1.4 billion at December 31, 2011. The change in fair value of these derivatives for each period end is due to changes in the underlying market indices and interest rates as well as the purchase and sale of derivative financial instruments throughout the period as part of our dynamic MSR risk management process.

       Interest rate lock commitments for residential mortgage loans that we intend to sell are considered free-standing derivatives. Our interest rate exposure on these derivative loan commitments, as well as substantially all residential MHFS, is hedged with free-standing derivatives (economic hedges) such as swaps, forwards and options, Eurodollar futures and options, and Treasury futures, forwards and options contracts. The commitments, free-standing derivatives and residential MHFS are carried at fair value with changes in fair value included in mortgage banking noninterest income. For the fair value measurement of interest rate lock commitments we include, at inception and during the life of the loan commitment, the expected net future cash flows related to the associated servicing of the loan. Fair value changes subsequent to inception are based on changes in fair value of the underlying loan resulting from the exercise of the commitment and changes in the probability that the loan will not fund within the terms of the commitment (referred to as a fall-out factor). The value of the underlying loan is affected primarily by changes in interest rates and the passage of time. However, changes in investor demand can also cause changes in the value of the underlying loan value that cannot be hedged. The aggregate fair value of derivative loan commitments in the balance sheet was a net asset of $4971.2 mbillion at December 31, 2012, and a net asset of $478 $478 million at December 31, 2011, and is included in the caption “Interest rate contracts” under “Customer accommodation, trading and other free-standing derivatives” in the first table in this Note.

       We also enter into various derivatives primarily to provide derivative products to customers. To a lesser extent, we take positions based on market expectations or to benefit from price differentials between financial instruments and markets. These derivatives are not linked to specific assets and liabilities in the balance sheet or to forecasted transactions in an accounting hedge relationship and, therefore, do not qualify for hedge accounting. We also enter into free-standing derivatives for risk management that do not otherwise qualify for hedge accounting. They are carried at fair value with changes in fair value recorded as other noninterest income.

       Free-standing derivatives also include embedded derivatives that are required to be accounted for separately from their host contract. We periodically issue hybrid long-term notes and CDs where the performance of the hybrid instrument notes is linked to an equity, commodity or currency index, or basket of such indices. These notes contain explicit terms that affect some or all of the cash flows or the value of the note in a manner similar to a derivative instrument and therefore are considered to contain an “embedded” derivative instrument. The indices on which the performance of the hybrid instrument is calculated are not clearly and closely related to the host debt instrument. The “embedded” derivative is separated from the host contract and accounted for as a free-standing derivative. Additionally, we may invest in hybrid instruments that contain embedded derivatives, such as credit derivatives, that are not clearly and closely related to the host contract. In such instances, we either elect fair value option for the hybrid instrument or separate the embedded derivative from the host contract and account for the host contract and derivative separately.

       The following table shows the net gains recognized in the income statement related to derivatives not designated as hedging instruments.

	Year ended
	December 31,
(in millions)	2012	2011
Net gains (losses) recognized on free-standing derivatives (economic hedges):
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (1)	$(1,882)	246
Other (2)	2	(157)
Equity contracts (2)	4	(5)
Foreign exchange contracts (2)	(53)	70
Credit contracts (2)	(15)	(18)
Subtotal	(1,944)	136
Net gains (losses) recognized on customer accommodation, trading and other free-standing derivatives:
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (3)	7,222	3,594
Other (4)	589	298
Commodity contracts (4)	(14)	124
Equity contracts (4)	(234)	769
Foreign exchange contracts (4)	501	698
Credit contracts (4)	(54)	(200)
Other (4)	-	(5)
Subtotal	8,010	5,278
Net gains recognized related to derivatives not designated as hedging instruments	$6,066	5,414

  Predominantly mortgage banking noninterest income including gains (losses) on the derivatives used as economic hedges of MSRs measured at fair value, interest rate lock commitments and mortgages held for sale.
  Predominantly included in other noninterest income.
  Predominantly mortgage banking noninterest income including gains (losses) on interest rate lock commitments.
  Predominantly included in net gains from trading activities in noninterest income.

Credit Derivatives

We use credit derivatives primarily to assist customers with their risk management objectives. We may also use credit derivatives in structured product transactions or liquidity agreements written to special purpose vehicles. The maximum exposure of sold credit derivatives is managed through posted collateral, purchased credit derivatives and similar products in order to achieve our desired credit risk profile. This credit risk management provides an ability to recover a significant portion of any amounts that would be paid under the sold credit derivatives. We would be required to perform under the noted credit derivatives in the event of default by the referenced obligors. Events of default include events such as bankruptcy, capital restructuring or lack of principal and/or interest payment. In certain cases, other triggers may exist, such as the credit downgrade of the referenced obligors or the inability of the special purpose vehicle for which we have provided liquidity to obtain funding.

The following table provides details of sold and purchased credit derivatives.

		Notional amount
			Protection	Protection
			sold -	purchased	Net
			non-	with	protection	Other
	Fair value	Protection	investment	identical	sold	protection	Range of
(in millions)	liability	sold (A)	grade	underlyings (B)	(A) - (B)	purchased	maturities
December 31, 2012
Credit default swaps on:
Corporate bonds	$240	15,845	8,448	9,636	6,209	7,701	2013-2021
Structured products	1,787	2,433	2,039	948	1,485	393	2016-2056
Credit protection on:
Default swap index	4	3,520	348	3,444	76	616	2013-2017
Commercial mortgage-
backed securities index	531	1,249	861	790	459	524	2049-2052
Asset-backed securities index	57	64	64	6	58	92	2037-2046
Other	4	3,344	3,344	106	3,238	4,655	2013-2056
Total credit derivatives	$2,623	26,455	15,104	14,930	11,525	13,981

December 31, 2011
Credit default swaps on:
Corporate bonds	$1,002	24,634	14,043	13,329	11,305	9,404	2012-2021
Structured products	3,308	4,691	4,300	2,194	2,497	1,335	2016-2056
Credit protection on:
Default swap index	68	3,006	843	2,341	665	912	2012-2017
Commercial mortgage-backed securities index	713	1,357	458	19	1,338	1,403	2049-2052
Asset-backed securities index	76	83	83	8	75	116	2037-2046
Other	11	4,632	4,090	481	4,151	4,673	2012-2056
Total credit derivatives	$5,178	38,403	23,817	18,372	20,031	17,843

       Protection sold represents the estimated maximum exposure to loss that would be incurred under an assumed hypothetical circumstance, where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. We believe this hypothetical circumstance to be an extremely remote possibility and accordingly, this required disclosure is not an indication of expected loss. The amounts under non-investment grade represent the notional amounts of those credit derivatives on which we have a higher risk of being required to perform under the terms of the credit derivative and are a function of the underlying assets.

We consider the risk of performance to be high if the underlying assets under the credit derivative have an external rating that is below investment grade or an internal credit default grade that is equivalent thereto. We believe the net protection sold, which is representative of the net notional amount of protection sold and purchased with identical underlyings, in combination with other protection purchased, is more representative of our exposure to loss than either non-investment grade or protection sold. Other protection purchased represents additional protection, which may offset the exposure to loss for protection sold, that was not purchased with an identical underlying of the protection sold.

Credit-Risk Contingent Features

Certain of our derivative contracts contain provisions whereby if the credit rating of our debt were to be downgraded by certain major credit rating agencies, the counterparty could demand additional collateral or require termination or replacement of derivative instruments in a net liability position. The aggregate fair value of all derivative instruments with such credit-risk-related contingent features that are in a net liability position was $16.2 billion at December 31, 2012, and $17.1 billion at December 31, 2011, respectively, for which we posted $14.3 billion and$15.0 billion, respectively, in collateral in the normal course of business. If the credit rating of our debt had been downgraded below investment grade, which is the credit-risk-related contingent feature that if triggered requires the maximum amount of collateral to be posted, on December 31, 2012, or December 31, 2011, we would have been required to post additional collateral of $1.9 bbillion or $2.1 billion, respectively, or potentially settle the contract in an amount equal to its fair value.

Counterparty Credit Risk

By using derivatives, we are exposed to counterparty credit risk if counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to legally enforceable master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. To the extent the master netting arrangements and other criteria meet the applicable requirements, including determining the legal enforceability of the arrangement, it is our policy to present derivatives balances and related cash collateral amounts net in the balance sheet. Counterparty credit risk related to derivatives is considered in determining fair value and our assessment of hedge effectiveness.

Fair Values of Assets and Liabilities	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Values of Assets and Liabilities
We use fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Trading assets (excluding derivatives), securities available for sale, derivatives, substantially all residential MHFS, certain commercial LHFS, certain loans held for investment, fair value MSRs and securities sold but not yet purchased (short sale liabilities) are recorded at fair value on a recurring basis. Additionally, from time to time, we may be required to record at fair value other assets on a nonrecurring basis, such as certain residential and commercial MHFS, certain LHFS, loans held for investment and certain other assets. These nonrecurring fair value adjustments typically involve application of lower-of-cost-or-market accounting or write-downs of individual assets.

       Following are descriptions of the valuation methodologies used for assets and liabilities recorded at fair value on a recurring or nonrecurring basis and for estimating fair value for financial instruments not recorded at fair value.

Assets

Short-term financial assets Short-term financial assets include cash and due from banks, federal funds sold and securities purchased under resale agreements and due from customers on acceptances. These assets are carried at historical cost. The carrying amount is a reasonable estimate of fair value because of the relatively short time between the origination of the instrument and its expected realization.

Trading assets (excluding derivatives) and Securities available for sale Trading assets and securities available for sale are recorded at fair value on a recurring basis. Fair value measurement is based upon various sources of market pricing. We use quoted prices in active markets, where available and classify such instruments within Level 1 of the fair value hierarchy. Examples include exchange-traded equity securities and some highly liquid government securities such as U.S. Treasuries. When instruments are traded in secondary markets and quoted market prices do not exist for such securities, we generally rely on internal valuation techniques or on prices obtained from third-party pricing services or brokers (collectively, vendors) or combination thereof, and accordingly, we classify these instruments as Level 2 or 3.

       Trading securities are mostly valued using internal trader prices that are subject to price verification procedures performed by separate internal personnel. The majority of fair values derived using internal valuation techniques are verified against multiple pricing sources, including prices obtained from third-party vendors. Vendors compile prices from various sources and often apply matrix pricing for similar securities when no price is observable. We review pricing methodologies provided by the vendors in order to determine if observable market information is being used, versus unobservable inputs. When evaluating the appropriateness of an internal trader price compared with vendor prices, considerations include the range and quality of vendor prices. Vendor prices are used to ensure the reasonableness of a trader price; however valuing financial instruments involves judgments acquired from knowledge of a particular market. If a trader asserts that a vendor price is not reflective of market value, justification for using the trader price, including recent sales activity where possible, must be provided to and approved by the appropriate levels of management.

       Similarly, while securities available for sale traded in secondary markets are typically valued using unadjusted vendor prices or vendor prices adjusted by weighting them with internal discounted cash flow techniques, these prices are reviewed and, if deemed inappropriate by a trader who has the most knowledge of a particular market, can be adjusted. Securities measured with these internal valuation techniques are generally classified as Level 2 of the hierarchy and often involve using quoted market prices for similar securities, pricing models, discounted cash flow analyses using significant inputs observable in the market where available or combination of multiple valuation techniques. Examples include certain residential and commercial MBS, municipal bonds, U.S. government and agency MBS, and corporate debt securities.

       Security fair value measurements using significant inputs that are unobservable in the market due to limited activity or a less liquid market are classified as Level 3 in the fair value hierarchy. Such measurements include securities valued using internal models or a combination of multiple valuation techniques such as weighting of internal models and vendor or broker pricing, where the unobservable inputs are significant to the overall fair value measurement. Securities classified as Level 3 include certain residential and commercial MBS, asset-backed securities collateralized by auto leases or loans and cash reserves, CDOs and CLOs, and certain residual and retained interests in residential mortgage loan securitizations. We value CDOs using the prices of similar instruments, the pricing of completed or pending third party transactions or the pricing of the underlying collateral within the CDO. Where vendor or broker prices are not readily available, we use management's best estimate.

Mortgages held for sale (MHFS) We carry substantially all of our residential MHFS portfolio at fair value. Fair value is based on quoted market prices, where available, or the prices for other mortgage whole loans with similar characteristics. As necessary, these prices are adjusted for typical securitization activities, including servicing value, portfolio composition, market conditions and liquidity. Most of our MHFS are classified as Level 2. For the portion where market pricing data is not available, we use a discounted cash flow model to estimate fair value and, accordingly, classify as Level 3.

Loans held for sale (LHFS) LHFS are carried at the lower of cost or market value, or at fair value. The fair value of LHFS is based on what secondary markets are currently offering for loans with similar characteristics. As such, we classify those loans subjected to nonrecurring fair value adjustments as Level 2.

Loans For information on how we report the carrying value of loans, including PCI loans, see Note 1. Although most loans are not recorded at fair value on a recurring basis, reverse mortgages are held at fair value on a recurring basis. In addition, we record nonrecurring fair value adjustments to loans to reflect partial write-downs that are based on the observable market price of the loan or current appraised value of the collateral.

       We provide fair value estimates in this disclosure for loans that are not recorded at fair value on a recurring or nonrecurring basis. Those estimates differentiate loans based on their financial characteristics, such as product classification, loan category, pricing features and remaining maturity. Prepayment and credit loss estimates are evaluated by product and loan rate.

       The fair value of commercial loans is calculated by discounting contractual cash flows, adjusted for credit loss estimates, using discount rates that are appropriate for loans with similar characteristics and remaining maturity.

For real estate 1-4 family first and junior lien mortgages, we calculate fair value by discounting contractual cash flows, adjusted for prepayment and credit loss estimates, using discount rates based on current industry pricing (where readily available) or our own estimate of an appropriate discount rate for loans of similar size, type, remaining maturity and repricing characteristics.

       The carrying value of credit card loans, which is adjusted for estimates of credit losses inherent in the portfolio at the balance sheet date, is reported as a reasonable estimate of fair value. For all other consumer loans, the fair value is generally calculated by discounting the contractual cash flows, adjusted for prepayment and credit loss estimates, based on the current rates we offer for loans with similar characteristics.

       Loan commitments, standby letters of credit and commercial and similar letters of credit generate ongoing fees at our current pricing levels, which are recognized over the term of the commitment period. In situations where the credit quality of the counterparty to a commitment has declined, we record an allowance. A reasonable estimate of the fair value of these instruments is the carrying value of deferred fees plus the related allowance. Certain letters of credit that are hedged with derivative instruments are carried at fair value in trading assets or liabilities. For those letters of credit, fair value is calculated based on readily quotable credit default spreads, using a market risk credit default swap model.

Derivatives Quoted market prices are available and used for our exchange-traded derivatives, such as certain interest rate futures and option contracts, which we classify as Level 1. However, substantially all of our derivatives are traded in over-the-counter (OTC) markets where quoted market prices are not always readily available. Therefore we value most OTC derivatives using internal valuation techniques. Valuation techniques and inputs to internally-developed models depend on the type of derivative and nature of the underlying rate, price or index upon which the derivative's value is based. Key inputs can include yield curves, credit curves, foreign-exchange rates, prepayment rates, volatility measurements and correlation of such inputs. Where model inputs can be observed in a liquid market and the model does not require significant judgment, such derivatives are typically classified as Level 2 of the fair value hierarchy. Examples of derivatives classified as Level 2 include generic interest rate swaps, foreign currency swaps, commodity swaps, and certain option and forward contracts. When instruments are traded in less liquid markets and significant inputs are unobservable, such derivatives are classified as Level 3. Examples of derivatives classified as Level 3 include complex and highly structured derivatives, certain credit default swaps, interest rate lock commitments written for our residential mortgage loans that we intend to sell and long dated equity options where volatility is not observable. Additionally, significant judgments are required when classifying financial instruments within the fair value hierarchy, particularly between Level 2 and 3, as is the case for certain derivatives.

Mortgage servicing rights (MSRs) and certain other interests held in securitizations MSRs and certain other interests held in securitizations (e.g., interest-only strips) do not trade in an active market with readily observable prices. Accordingly, we determine the fair value of MSRs using a valuation model that calculates the present value of estimated future net servicing income cash flows. The model incorporates assumptions that market participants use in estimating future net servicing income cash flows, including estimates of prepayment speeds (including housing price volatility), discount rate, default rates, cost to service (including delinquency and foreclosure costs), escrow account earnings, contractual servicing fee income, ancillary income and late fees. Commercial MSRs are carried at lower of cost or market value, and therefore can be subject to fair value measurements on a nonrecurring basis. Changes in the fair value of MSRs occur primarily due to the collection/realization of expected cash flows, as well as changes in valuation inputs and assumptions. For other interests held in securitizations (such as interest-only strips) we use a valuation model that calculates the present value of estimated future cash flows. The model incorporates our own estimates of assumptions market participants use in determining the fair value, including estimates of prepayment speeds, discount rates, defaults and contractual fee income. Interest-only strips are recorded as trading assets. Our valuation approach is validated by our internal valuation model validation group. Fair value measurements of our MSRs and interest-only strips use significant unobservable inputs and, accordingly, we classify them as Level 3.

Foreclosed assets Foreclosed assets are carried at net realizable value, which represents fair value less costs to sell. Fair value is generally based upon independent market prices or appraised values of the collateral and, accordingly, we classify foreclosed assets as Level 2.

Nonmarketable equity investments Nonmarketable equity investments are generally recorded under the cost or equity method of accounting. There are generally restrictions on the sale and/or liquidation of these investments, including federal bank stock. Federal bank stock carrying value approximates fair value. We use facts and circumstances available to estimate the fair value of our nonmarketable equity investments. We typically consider our access to and need for capital (including recent or projected financing activity), qualitative assessments of the viability of the investee, evaluation of the financial statements of the investee and prospects for its future. Public equity investments are valued using quoted market prices and discounts are only applied when there are trading restrictions that are an attribute of the investment. We estimate the fair value of investments in non-public securities using metrics such as security prices of comparable public companies, acquisition prices for similar companies and original investment purchase price multiples, while also incorporating a portfolio company's financial performance and specific factors. For investments in private equity funds, we use the NAV provided by the fund sponsor as an appropriate measure of fair value. In some cases, such NAVs require adjustments based on certain unobservable inputs.

Liabilities

Deposit liabilities Deposit liabilities are carried at historical cost. The fair value of deposits with no stated maturity, such as noninterest-bearing demand deposits, interest-bearing checking, and market rate and other savings, is equal to the amount payable on demand at the measurement date. The fair value of other time deposits is calculated based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for like wholesale deposits with similar remaining maturities.

Short-term financial liabilities Short-term financial liabilities are carried at historical cost and include federal funds purchased and securities sold under repurchase agreements, commercial paper and other short-term borrowings. The carrying amount is a reasonable estimate of fair value because of the relatively short time between the origination of the instrument and its expected realization.

Other liabilities Other liabilities recorded at fair value on a recurring basis, excluding derivative liabilities (see the “Derivatives” section for derivative liabilities), includes primarily short sale liabilities. Short sale liabilities are predominantly classified as either Level 1 or Level 2, generally dependent upon whether the underlying securities have readily obtainable quoted prices in active exchange markets.

Long-term debt Long-term debt is generally carried at amortized cost. For disclosure, we are required to estimate the fair value of long-term debt. Generally, the discounted cash flow method is used to estimate the fair value of our long-term debt. Contractual cash flows are discounted using rates currently offered for new notes with similar remaining maturities and, as such, these discount rates include our current spread levels.

Level 3 Asset and Liability Valuation Processes

We generally determine fair value of our Level 3 assets and liabilities by using internally developed models and, to a lesser extent, prices obtained from third-party pricing services or brokers (collectively, vendors). Our valuation processes vary depending on which approach is utilized.

INTERNAL MODEL VALUATIONS Our internally developed models primarily consist of discounted cash flow techniques. Use of such techniques requires determining relevant inputs, some of which are unobservable. Unobservable inputs are generally derived from historic performance of similar assets or determined from previous market trades in similar instruments. These unobservable inputs usually consist of discount rates, default rates, loss severity upon default, volatilities, correlations and prepayment rates, which are inherent within our Level 3 instruments. Such inputs can be correlated to similar portfolios with known historic experience or recent trades where particular unobservable inputs may be implied; but due to the nature of various inputs being reflected within a particular trade, the value of each input is considered unobservable. We attempt to correlate each unobservable input to historic experience and other third party data where available.

       Internal valuation models are subject to review prescribed within our model risk management policies and procedures which includes model validation. The purpose of model validation includes ensuring the model is appropriate for its intended use and the appropriate controls exist to help mitigate risk of invalid valuations. Model validation assesses the adequacy and appropriateness of the model, including reviewing its key components such as inputs, processing components, logic or theory, output results and supporting model documentation. Validation also includes ensuring significant unobservable model inputs are appropriate given observable market transactions or other market data within the same or similar asset classes. This ensures modeled approaches are appropriate given similar product valuation techniques and are in line with their intended purpose.

       We have ongoing monitoring procedures in place for our Level 3 assets and liabilities that use such internal valuation models. These procedures, which are designed to provide reasonable assurance that models continue to perform as expected after approved, include:

  ongoing analysis and benchmarking to market transactions and other independent market data (including pricing vendors, if available);
  back-testing of modeled fair values to actual realized transactions; and
  review of modeled valuation results against expectations, including review of significant or unusual value fluctuations.

         We update model inputs and methodologies periodically to reflect these monitoring procedures. Additionally, procedures and controls are in place to ensure existing models are subject to periodic reviews, and we perform full model revalidations as necessary.

         All internal valuation models are subject to ongoing review by business-unit-level management. More complex models are subject to additional oversight by a corporate-level risk management department. Corporate oversight responsibilities include evaluating adequacy of business unit risk management programs, maintaining company-wide model validation policies and standards and reporting the results of these activities to management and our Enterprise Risk Management Committee (ERMC). The ERMC, which consists of senior executive management and reports on top risks to the Company's Board of Directors, monitors all company-wide risks, including credit risk, market risk, and reputational risk.

  VENDOR-DEVELOPED VALUATIONS In certain limited circumstances we obtain pricing from third party vendors for the value of our Level 3 assets or liabilities. We have processes in place to approve such vendors to ensure information obtained and valuation techniques used are appropriate. Once these vendors are approved to provide pricing information, we monitor and review the results to ensure the fair values are reasonable and in line with market experience in similar asset classes. While the input amounts used by the pricing vendor in determining fair value are not provided, and therefore unavailable for our review, we do perform one or more of the following procedures to validate the prices received:

  comparison to other pricing vendors (if available);
  variance analysis of prices;
  corroboration of pricing by reference to other independent market data such as market transactions and relevant benchmark indices;
  review of pricing by Company personnel familiar with market liquidity and other market-related conditions; and
  investigation of prices on a specific instrument-by-instrument basis.

Fair Value Measurements from Brokers or Third Party Pricing Services

For certain assets and liabilities, we obtain fair value measurements from brokers or third party pricing services and record the unadjusted fair value in our financial statements. The detail by level is shown in the table below. Fair value measurements obtained from brokers or third party pricing services that we have adjusted to determine the fair value recorded in our financial statements are not included in the following table.

	Brokers			Third party pricing services
(in millions)	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

December 31, 2012
Trading assets (excluding derivatives)	$-	406	8	1,314	1,016	-
Securities available for sale:
Securities of U.S. Treasury and federal agencies	-	-	-	915	6,231	-
Securities of U.S. states and political subdivisions	-	-	-	-	35,036	-
Mortgage-backed securities	-	138	4	-	121,703	292
Other debt securities	-	1,516	12,465	-	28,314	149
Total debt securities	-	1,654	12,469	915	191,284	441
Total marketable equity securities	-	3	-	29	774	-
Total securities available for sale	-	1,657	12,469	944	192,058	441
Derivatives (trading and other assets)	-	8	-	-	602	-
Loans held for sale	-	-	-	-	-	-
Derivatives (liabilities)	-	26	-	-	634	-
Other liabilities	-	121	-	-	104	-

December 31, 2011
Trading assets (excluding derivatives)	$-	446	7	1,086	1,564	-
Securities available for sale:
Securities of U.S. Treasury and federal agencies	-	-	-	868	5,748	-
Securities of U.S. states and political subdivisions	-	16	-	-	21,014	-
Mortgage-backed securities	-	2,342	43	-	118,107	186
Other debt securities	-	1,091	8,163	-	26,222	145
Total debt securities	-	3,449	8,206	868	171,091	331
Total marketable equity securities	-	-	-	33	665	3
Total securities available for sale	-	3,449	8,206	901	171,756	334
Derivatives (trading and other assets)	-	17	44	-	834	-
Loans held for sale	-	-	-	-	1	-
Derivatives (liabilities)	-	11	43	-	850	-
Other liabilities	-	22	-	6	249	-

Assets and Liabilities Recorded at Fair Value on a Recurring Basis

The following two tables present the balances of assets and liabilities measured at fair value on a recurring basis.

(in millions)	Level 1	Level 2	Level 3		Netting		Total
December 31, 2012
Trading assets (excluding derivatives)
Securities of U.S. Treasury and federal agencies	$5,104	3,774	-		-		8,878
Securities of U.S. states and political subdivisions	-	1,587	46		-		1,633
Collateralized debt obligations (1)	-	-	742		-		742
Corporate debt securities	-	6,664	52		-		6,716
Mortgage-backed securities	-	13,380	6		-		13,386
Asset-backed securities	-	722	138		-		860
Equity securities	3,481	356	3		-		3,840
Total trading securities(2)	8,585	26,483	987		-		36,055
Other trading assets	2,150	887	76		-		3,113
Total trading assets (excluding derivatives)	10,735	27,370	1,063		-		39,168
Securities of U.S. Treasury and federal agencies	915	6,231	-		-		7,146
Securities of U.S. states and political subdivisions	-	35,045	3,631	(3)	-		38,676
Mortgage-backed securities:
Federal agencies	-	97,285	-		-		97,285
Residential	-	15,837	94		-		15,931
Commercial	-	19,765	203		-		19,968
Total mortgage-backed securities	-	132,887	297		-		133,184
Corporate debt securities	125	20,934	274		-		21,333
Collateralized debt obligations (4)	-	-	13,188	(3)	-		13,188
Asset-backed securities:
Auto loans and leases	-	7	5,921	(3)	-		5,928
Home equity loans	-	867	51		-		918
Other asset-backed securities	-	7,828	3,283	(3)	-		11,111
Total asset-backed securities	-	8,702	9,255		-		17,957
Other debt securities	-	930	-		-		930
Total debt securities	1,040	204,729	26,645		-		232,414
Marketable equity securities:
Perpetual preferred securities (5)	629	753	794	(3)	-		2,176
Other marketable equity securities	554	55	-		-		609
Total marketable equity securities	1,183	808	794		-		2,785
Total securities available for sale	2,223	205,537	27,439		-		235,199
Mortgages held for sale	-	39,055	3,250		-		42,305
Loans held for sale	-	6	-		-		6
Loans	-	185	6,021		-		6,206
Mortgage servicing rights (residential)	-	-	11,538		-		11,538
Derivative assets:
Interest rate contracts	16	70,277	1,058		-		71,351
Commodity contracts	-	3,386	70		-		3,456
Equity contracts	432	2,747	604		-		3,783
Foreign exchange contracts	19	5,481	24		-		5,524
Credit contracts	-	1,160	650		-		1,810
Other derivative contracts	-	-	-		-		-
Netting	-	-	-		(62,108)	(6)	(62,108)
Total derivative assets (7)	467	83,051	2,406		(62,108)		23,816
Other assets	136	123	162		-		421
Total assets recorded at fair value	$13,561	355,327	51,879		(62,108)		358,659
Derivative liabilities:
Interest rate contracts	$(52)	(68,244)	(399)		-		(68,695)
Commodity contracts	-	(3,541)	(49)		-		(3,590)
Equity contracts	(199)	(3,239)	(726)		-		(4,164)
Foreign exchange contracts	(23)	(3,553)	(3)		-		(3,579)
Credit contracts	-	(1,152)	(1,800)		-		(2,952)
Other derivative contracts	-	-	(78)		-		(78)
Netting	-	-	-		71,116	(6)	71,116
Total derivative liabilities (7)	(274)	(79,729)	(3,055)		71,116		(11,942)
Short sale liabilities:
Securities of U.S. Treasury and federal agencies	(4,225)	(875)	-		-		(5,100)
Securities of U.S. states and political subdivisions	-	(9)	-		-		(9)
Corporate debt securities	-	(3,941)	-		-		(3,941)
Equity securities	(1,233)	(35)	-		-		(1,268)
Other securities	-	(47)	-		-		(47)
Total short sale liabilities	(5,458)	(4,907)	-		-		(10,365)
Other liabilities	-	(34)	(49)		-		(83)
Total liabilities recorded at fair value	$(5,732)	(84,670)	(3,104)		71,116		(22,390)

  Includes collateralized loan obligations of $721 million that are classified as trading assets.
  Net gains from trading activities recognized in the income statement include $305 million in net unrealized gains on trading securities held at December 31, 2012.
  Balances consist of securities that are predominantly investment grade based on ratings received from the ratings agencies or internal credit grades categorized as investment grade if external ratings are not available. The securities are classified as Level 3 due to limited market activity.
  Includes collateralized loan obligations of $12.5 billion that are classified as securities available for sale.
  Perpetual preferred securities include ARS and corporate preferred securities. See Note 8 for additional information.
  Derivatives are reported net of cash collateral received and paid and, to the extent that the criteria of the accounting guidance covering the offsetting of amounts related to certain contracts are met, positions with the same counterparty are netted as part of a legally enforceable master netting agreement.
  Derivative assets and derivative liabilities include contracts qualifying for hedge accounting, economic hedges, and derivatives included in trading assets and trading liabilities, respectively.

(continued from previous page)

(in millions)	Level 1	Level 2	Level 3		Netting		Total
December 31, 2011
Trading assets (excluding derivatives)
Securities of U.S. Treasury and federal agencies	$3,342	3,638	-		-		6,980
Securities of U.S. states and political subdivisions	-	2,438	53		-		2,491
Collateralized debt obligations (1)	-	-	1,582		-		1,582
Corporate debt securities	-	6,479	97		-		6,576
Mortgage-backed securities	-	34,959	108		-		35,067
Asset-backed securities	-	1,093	190		-		1,283
Equity securities	1,682	172	4		-		1,858
Total trading securities(2)	5,024	48,779	2,034		-		55,837
Other trading assets	1,847	68	115		-		2,030
Total trading assets (excluding derivatives)	6,871	48,847	2,149		-		57,867
Securities of U.S. Treasury and federal agencies	869	6,099	-		-		6,968
Securities of U.S. states and political subdivisions	-	21,077	11,516	(3)	-		32,593
Mortgage-backed securities:
Federal agencies	-	96,754	-		-		96,754
Residential	-	17,775	61		-		17,836
Commercial	-	17,918	232		-		18,150
Total mortgage-backed securities	-	132,447	293		-		132,740
Corporate debt securities	317	17,792	295		-		18,404
Collateralized debt obligations (4)	-	-	8,599	(3)	-		8,599
Asset-backed securities:
Auto loans and leases	-	86	6,641	(3)	-		6,727
Home equity loans	-	650	282		-		932
Other asset-backed securities	-	8,326	2,863	(3)	-		11,189
Total asset-backed securities	-	9,062	9,786		-		18,848
Other debt securities	-	1,044	-		-		1,044
Total debt securities	1,186	187,521	30,489		-		219,196
Marketable equity securities:
Perpetual preferred securities (5)	552	631	1,344	(3)	-		2,527
Other marketable equity securities	814	53	23		-		890
Total marketable equity securities	1,366	684	1,367		-		3,417
Total securities available for sale	2,552	188,205	31,856		-		222,613
Mortgages held for sale	-	41,381	3,410		-		44,791
Loans held for sale	-	1,176	-		-		1,176
Loans	-	5,893	23		-		5,916
Mortgage servicing rights (residential)	-	-	12,603		-		12,603
Derivative assets:
Interest rate contracts	-	91,022	1,055		-		92,077
Commodity contracts	-	4,351	-		-		4,351
Equity contracts	471	2,737	560		-		3,768
Foreign exchange contracts	35	4,873	16		-		4,924
Credit contracts	-	2,219	1,357		-		3,576
Other derivative contracts	-	-	-		-		-
Netting	-	-	-		(81,143)	(6)	(81,143)
Total derivative assets (7)	506	105,202	2,988		(81,143)		27,553
Other assets	88	135	244		-		467
Total assets recorded at fair value	$10,017	390,839	53,273		(81,143)		372,986
Derivative liabilities:
Interest rate contracts	$(4)	(88,164)	(446)		-		(88,614)
Commodity contracts	-	(4,234)	-		-		(4,234)
Equity contracts	(229)	(2,797)	(635)		-		(3,661)
Foreign exchange contracts	(31)	(3,324)	(23)		-		(3,378)
Credit contracts	-	(2,099)	(3,355)		-		(5,454)
Other derivative contracts	-	-	(117)		-		(117)
Netting	-	-	-		89,990	(6)	89,990
Total derivative liabilities (7)	(264)	(100,618)	(4,576)		89,990		(15,468)
Short sale liabilities:
Securities of U.S. Treasury and federal agencies	(3,820)	(919)	-		-		(4,739)
Securities of U.S. states and political subdivisions	-	(2)	-		-		(2)
Corporate debt securities	-	(4,112)	-		-		(4,112)
Equity securities	(944)	(298)	-		-		(1,242)
Other securities	-	(737)	-		-		(737)
Total short sale liabilities	(4,764)	(6,068)	-		-		(10,832)
Other liabilities	-	(98)	(44)		-		(142)
Total liabilities recorded at fair value	$(5,028)	(106,784)	(4,620)		89,990		(26,442)

  Includes collateralized loan obligations of $583 million that are classified as trading assets.
  Net gains from trading activities recognized in the income statement include $133 million in net unrealized gains on trading securities we held at December 31, 2011.
  Balances consist of securities that are predominantly investment grade based on ratings received from the ratings agencies or internal credit grades categorized as investment grade if external ratings are not available. The securities are classified as Level 3 due to limited market activity.
  Includes collateralized loan obligations of $8.1 billion that are classified as securities available for sale.
  Perpetual preferred securities include ARS and corporate preferred securities. See Note 8 for additional information.
  Derivatives are reported net of cash collateral received and paid and, to the extent that the criteria of the accounting guidance covering the offsetting of amounts related to certain contracts are met, positions with the same counterparty are netted as part of a legally enforceable master netting agreement.
  Derivative assets and derivative liabilities include contracts qualifying for hedge accounting, economic hedges, and derivatives included in trading assets and trading liabilities, respectively.

Changes in Fair Value Levels

We monitor the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy and transfer between Level 1, Level 2, and Level 3 accordingly. Observable market data includes but is not limited to quoted prices and market transactions. Changes in economic conditions or market liquidity generally will drive changes in availability of observable market data. Changes in availability of observable market data, which also may result in changing the valuation technique used, are generally the cause of transfers between Level 1, Level 2, and Level 3.

       All current period transfers into and out of Level 1, Level 2, and Level 3 are provided within the below table. The amounts reported as transfers represent the fair value as of the beginning of the quarter in which the transfer occurred.

	Transfers Between Fair Value Levels
	Level 1		Level 2		Level 3 (1)
(in millions)	In	Out	In	Out	In	Out	Total
Year ended December 31, 2012
Trading securities	$23	-	16	(37)	14	(16)	-
Securities available for sale (2)	8	-	9,832	(68)	60	(9,832)	-
Mortgages held for sale	-	-	298	(488)	488	(298)	-
Loans (3)	-	-	41	(5,851)	5,851	(41)	-
Net derivative assets and liabilities	-	-	51	8	(8)	(51)	-
Short sale liabilities	-	-	-	-	-	-	-
Total transfers	$31	-	10,238	(6,436)	6,405	(10,238)	-

  All transfers in and out of Level 3 are disclosed within the recurring level 3 rollforward table in this Note.
  Includes $9.4 billion of securities of U.S. states and political subdivisions that we transferred from Level 3 to Level 2 as a result of increased observable market data in the valuation of such instruments. This transfer was done in conjunction with a change in our valuation technique from an internal model based upon unobservable inputs to third party vendor pricing based upon market observable data.
  Consists of reverse mortgage loans securitized with GNMA which were accounted for as secured borrowing transactions. We transferred the loans from Level 2 to Level 3 in third quarter 2012 due to decreased market activity and visibility to significant trades of the same or similar products. As a result, we changed our valuation technique from an internal model based on market observable data to an internal discounted cash flow model based on unobservable inputs.

For the year ended December 31, 2011, we transferred $709 million of other trading assets from Level 2 to Level 1 due to use of more observable market data. We transferred $801 million of debt securities available for sale from Level 3 to Level 2 due to an increase in the volume of trading activity for certain securities, which resulted in increased occurrences of observable market prices. We also transferred $502 million of securities available for sale from Level 2 to Level 3 primarily due to a decrease in liquidity for certain asset-backed securities.

       Significant changes to Level 3 assets for the year ended December 31, 2010 are described as follows:

  We adopted new consolidation accounting guidance which impacted Level 3 balances for certain financial instruments. Reductions in Level 3 balances, which represent derecognition of existing investments in newly consolidated VIEs, are reflected as transfers out for the following categories: trading assets, $276 million; securities available for sale, $1.9 billion; and mortgage servicing rights, $118 million. Increases in Level 3 balances, which represent newly consolidated VIE assets, are reflected as transfers in for the following categories: securities available for sale, $829 million; loans, $366 million; and long-term debt, $359 million.
  We transferred $4.9 billion of securities available for sale from Level 3 to Level 2 due to an increase in the volume of trading activity for certain mortgage-backed and other asset-backed securities, which resulted in increased occurrences of observable market prices. We also transferred $1.7 billion of debt securities available for sale from Level 2 to Level 3, primarily due to a decrease in liquidity for certain asset-backed securities.

       The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the year ended December 31, 2012, are summarized as follows:

								Net unrealized
		Total net gains		Purchases,				gains (losses)
		(losses) included in		sales,				included in
			Other	issuances				income related
	Balance,		compre-	and	Transfers	Transfers	Balance,	to assets and
	beginning	Net	hensive	settlements,	into	out of	end of	liabilities held
(in millions)	of period	income	income	net (1)	Level 3	Level 3	period	at period end (2)
Year ended December 31, 2012
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$53	3	-	(10)	-	-	46	-
Collateralized debt obligations	1,582	(191)	-	(649)	-	-	742	(47)
Corporate debt securities	97	-	-	(45)	-	-	52	(3)
Mortgage-backed securities	108	8	-	(110)	-	-	6	2
Asset-backed securities	190	48	-	(98)	14	(16)	138	23
Equity securities	4	-	-	(1)	-	-	3	-
Total trading securities	2,034	(132)	-	(913)	14	(16)	987	(25)
Other trading assets	115	(39)	-	-	-	-	76	(19)
Total trading assets
(excluding derivatives)	2,149	(171)	-	(913)	14	(16)	1,063	(44)	(3)
Securities available for sale:
Securities of U.S. states and
political subdivisions	11,516	10	160	1,347	-	(9,402)	3,631	-
Mortgage-backed securities:
Residential	61	12	16	50	29	(74)	94	(1)
Commercial	232	(56)	57	(30)	-	-	203	(56)
Total mortgage-backed
securities	293	(44)	73	20	29	(74)	297	(57)
Corporate debt securities	295	20	19	(20)	1	(41)	274	-
Collateralized debt obligations	8,599	135	514	3,940	-	-	13,188	-
Asset-backed securities:
Auto loans and leases	6,641	3	3	(726)	-	-	5,921	-
Home equity loans	282	15	14	(3)	29	(286)	51	(1)
Other asset-backed securities	2,863	(29)	148	329	1	(29)	3,283	(6)
Total asset-backed securities	9,786	(11)	165	(400)	30	(315)	9,255	(7)
Total debt securities	30,489	110	931	4,887	60	(9,832)	26,645	(64)	(4)
Marketable equity securities:
Perpetual preferred securities	1,344	91	(30)	(611)	-	-	794	-
Other marketable equity securities	23	2	(16)	(9)	-	-	-	-
Total marketable
equity securities	1,367	93	(46)	(620)	-	-	794	-	(5)
Total securities
available for sale	31,856	203	885	4,267	60	(9,832)	27,439	(64)
Mortgages held for sale	3,410	(42)	-	(308)	488	(298)	3,250	(30)	(6)
Loans	23	43	-	145	5,851	(41)	6,021	43	(6)
Mortgage servicing rights	12,603	(5,954)	-	4,889	-	-	11,538	(2,893)	(6)
Net derivative assets and liabilities:
Interest rate contracts	609	7,397	-	(7,349)	-	2	659	562
Commodity contracts	-	78	-	(50)	(8)	1	21	40
Equity contracts	(75)	(11)	-	18	-	(54)	(122)	(16)
Foreign exchange contracts	(7)	23	-	5	-	-	21	30
Credit contracts	(1,998)	38	-	810	-	-	(1,150)	41
Other derivative contracts	(117)	40	(1)	-	-	-	(78)	-
Total derivative contracts	(1,588)	7,565	(1)	(6,566)	(8)	(51)	(649)	657	(7)
Other assets	244	(21)	-	(61)	-	-	162	(8)	(3)
Short sale liabilities	-	-	-	-	-	-	-	-	(3)
Other liabilities (excluding derivatives)	(44)	(43)	-	38	-	-	(49)	-	(6)

  See next page for detail.
  Represents only net gains (losses) that are due to changes in economic conditions and management's estimates of fair value and excludes changes due to the collection/realization of cash flows over time.
  Included in trading activities and other noninterest income in the income statement.
  Included in debt securities available for sale in the income statement.
  Included in equity investments in the income statement.
  Included in mortgage banking and other noninterest income in the income statement.
  Included in mortgage banking, trading activities and other noninterest income in the income statement.

       The following table presents gross purchases, sales, issuances and settlements related to the changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the year ended December 31, 2012.

(in millions)	Purchases	Sales	Issuances	Settlements	Net
Year ended December 31, 2012
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$85	(95)	-	-	(10)
Collateralized debt obligations	829	(1,478)	-	-	(649)
Corporate debt securities	192	(237)	-	-	(45)
Mortgage-backed securities	49	(159)	-	-	(110)
Asset-backed securities	116	(169)	-	(45)	(98)
Equity securities	1	(2)	-	-	(1)
Total trading securities	1,272	(2,140)	-	(45)	(913)
Other trading assets	-	-	-	-	-
Total trading assets
(excluding derivatives)	1,272	(2,140)	-	(45)	(913)
Securities available for sale:
Securities of U.S. states and
political subdivisions	1,847	(37)	1,011	(1,474)	1,347
Mortgage-backed securities:
Residential	86	(34)	-	(2)	50
Commercial	39	-	-	(69)	(30)
Total mortgage-backed
securities	125	(34)	-	(71)	20
Corporate debt securities	26	(37)	-	(9)	(20)
Collateralized debt obligations	5,608	(185)	-	(1,483)	3,940
Asset-backed securities:
Auto loans and leases	3,004	-	666	(4,396)	(726)
Home equity loans	-	(2)	-	(1)	(3)
Other asset-backed securities	2,074	(159)	1,401	(2,987)	329
Total asset-backed securities	5,078	(161)	2,067	(7,384)	(400)
Total debt securities	12,684	(454)	3,078	(10,421)	4,887
Marketable equity securities:
Perpetual preferred securities	-	-	-	(611)	(611)
Other marketable equity securities	-	(8)	-	(1)	(9)
Total marketable
equity securities	-	(8)	-	(612)	(620)
Total securities
available for sale	12,684	(462)	3,078	(11,033)	4,267
Mortgages held for sale	441	-	-	(749)	(308)
Loans	2	-	257	(114)	145
Mortgage servicing rights	-	(293)	5,182	-	4,889
Net derivative assets and liabilities:
Interest rate contracts	11	-	-	(7,360)	(7,349)
Commodity contracts	-	(2)	-	(48)	(50)
Equity contracts	386	(375)	1	6	18
Foreign exchange contracts	2	(3)	-	6	5
Credit contracts	(6)	3	-	813	810
Other derivative contracts	-	-	-	-	-
Total derivative contracts	393	(377)	1	(6,583)	(6,566)
Other assets	19	(8)	-	(72)	(61)
Short sale liabilities	9	(9)	-	-	-
Other liabilities (excluding derivatives)	(3)	11	(216)	246	38

       The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the year ended December 31, 2011, are summarized as follows:

								Net unrealized
		Total net gains		Purchases,				gains (losses)
		(losses) included in		sales,				included in
			Other	issuances				income related
	Balance,		compre-	and	Transfers	Transfers	Balance,	to assets and
	beginning	Net	hensive	settlements,	into	out of	end of	liabilities held
(in millions)	of period	income	income	net (1)	Level 3	Level 3	period	at period end (2)
Year ended December 31, 2011
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$5	3	-	12	51	(18)	53	-
Collateralized debt obligations	1,915	(24)	-	(297)	-	(12)	1,582	1
Corporate debt securities	166	1	-	(70)	-	-	97	(80)
Mortgage-backed securities	117	6	-	(36)	31	(10)	108	(4)
Asset-backed securities	366	75	-	(122)	-	(129)	190	(2)
Equity securities	34	(3)	-	(28)	1	-	4	72
Total trading securities	2,603	58	-	(541)	83	(169)	2,034	(13)
Other trading assets	136	(21)	-	2	-	(2)	115	14
Total trading assets
(excluding derivatives)	2,739	37	-	(539)	83	(171)	2,149	1	(3)
Securities available for sale:
Securities of U.S. states and
political subdivisions	4,564	10	52	6,923	-	(33)	11,516	9
Mortgage-backed securities:
Residential	20	(9)	(1)	(6)	121	(64)	61	(8)
Commercial	217	(44)	59	2	2	(4)	232	(56)
Total mortgage-backed
securities	237	(53)	58	(4)	123	(68)	293	(64)
Corporate debt securities	433	150	(112)	(185)	41	(32)	295	(3)
Collateralized debt obligations	4,778	290	(202)	3,725	8	-	8,599	-
Asset-backed securities:
Auto loans and leases	6,133	4	(27)	531	-	-	6,641	-
Home equity loans	112	(3)	(18)	40	221	(70)	282	(25)
Other asset-backed securities	3,150	10	13	181	107	(598)	2,863	(7)
Total asset-backed securities	9,395	11	(32)	752	328	(668)	9,786	(32)
Other debt securities	85	-	-	(85)	-	-	-	-
Total debt securities	19,492	408	(236)	11,126	500	(801)	30,489	(90)	(4)
Marketable equity securities:
Perpetual preferred securities	2,434	160	(7)	(1,243)	2	(2)	1,344	(53)
Other marketable equity securities	32	-	1	(10)	-	-	23	-
Total marketable
equity securities	2,466	160	(6)	(1,253)	2	(2)	1,367	(53)	(5)
Total securities
available for sale	21,958	568	(242)	9,873	502	(803)	31,856	(143)
Mortgages held for sale	3,305	44	-	(104)	492	(327)	3,410	43	(6)
Loans	309	13	-	(299)	-	-	23	-	(6)
Mortgage servicing rights	14,467	(5,821)	-	3,957	-	-	12,603	(3,680)	(6)
Net derivative assets and liabilities:
Interest rate contracts	77	4,051	-	(3,414)	(1)	(104)	609	309
Commodity contracts	(1)	2	-	(9)	(3)	11	-	1
Equity contracts	(225)	126	-	28	(6)	2	(75)	55
Foreign exchange contracts	9	(8)	-	(6)	1	(3)	(7)	(19)
Credit contracts	(1,017)	(856)	-	(123)	-	(2)	(1,998)	50
Other derivative contracts	(35)	(82)	-	-	-	-	(117)	-
Total derivative contracts	(1,192)	3,233	-	(3,524)	(9)	(96)	(1,588)	396	(7)
Other assets	314	12	-	(82)	-	-	244	3	(3)
Short sale liabilities	-	-	-	-	-	-	-	-	(3)
Other liabilities (excluding derivatives)	(344)	(8)	-	308	-	-	(44)	-	(6)

  See next page for detail.
  Represents only net gains (losses) that are due to changes in economic conditions and management's estimates of fair value and excludes changes due to the collection/realization of cash flows over time.
  Included in trading activities and other noninterest income in the income statement.
  Included in debt securities available for sale in the income statement.
  Included in equity investments in the income statement.
  Included in mortgage banking and other noninterest income in the income statement.
  Included in mortgage banking, trading activities and other noninterest income in the income statement.

       The following table presents gross purchases, sales, issuances and settlements related to the changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the year ended December 31, 2011.

(in millions)	Purchases	Sales	Issuances	Settlements	Net
Year ended December 31, 2011
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$313	(199)	-	(102)	12
Collateralized debt obligations	1,054	(1,310)	-	(41)	(297)
Corporate debt securities	80	(150)	-	-	(70)
Mortgage-backed securities	759	(790)	-	(5)	(36)
Asset-backed securities	516	(585)	-	(53)	(122)
Equity securities	6	(22)	-	(12)	(28)
Total trading securities	2,728	(3,056)	-	(213)	(541)
Other trading assets	-	-	2	-	2
Total trading assets
(excluding derivatives)	2,728	(3,056)	2	(213)	(539)
Securities available for sale:
Securities of U.S. states and
political subdivisions	4,280	(4)	4,723	(2,076)	6,923
Mortgage-backed securities:
Residential	3	-	-	(9)	(6)
Commercial	21	-	-	(19)	2
Total mortgage-backed
securities	24	-	-	(28)	(4)
Corporate debt securities	94	(208)	1	(72)	(185)
Collateralized debt obligations	4,805	(36)	-	(1,044)	3,725
Asset-backed securities:
Auto loans and leases	5,918	-	333	(5,720)	531
Home equity loans	44	-	-	(4)	40
Other asset-backed securities	1,428	(456)	1,395	(2,186)	181
Total asset-backed securities	7,390	(456)	1,728	(7,910)	752
Other debt securities	-	(85)	-	-	(85)
Total debt securities	16,593	(789)	6,452	(11,130)	11,126
Marketable equity securities:
Perpetual preferred securities	1	(13)	-	(1,231)	(1,243)
Other marketable equity securities	3	(12)	-	(1)	(10)
Total marketable
equity securities	4	(25)	-	(1,232)	(1,253)
Total securities
available for sale	16,597	(814)	6,452	(12,362)	9,873
Mortgages held for sale	576	(21)	-	(659)	(104)
Loans	23	(309)	-	(13)	(299)
Mortgage servicing rights	-	-	4,011	(54)	3,957
Net derivative assets and liabilities:
Interest rate contracts	6	(1)	-	(3,419)	(3,414)
Commodity contracts	7	(17)	-	1	(9)
Equity contracts	123	(255)	-	160	28
Foreign exchange contracts	4	(4)	-	(6)	(6)
Credit contracts	6	(3)	-	(126)	(123)
Other derivative contracts	-	-	-	-	-
Total derivative contracts	146	(280)	-	(3,390)	(3,524)
Other assets	10	(1)	-	(91)	(82)
Short sale liabilities	(125)	124	-	1	-
Other liabilities (excluding derivatives)	(10)	1	-	317	308

       The following table presents changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the year ended December 31, 2010.

								Net unrealized
		Total net gains		Purchases,				gains (losses)
		(losses) included in		sales,				included in net
			Other	issuances				income related
	Balance,		compre-	and	Transfers	Transfers	Balance,	to assets and
	beginning	Net	hensive	settlements,	into	out of	end of	liabilities held
(in millions)	of year	income	income	net	Level 3	Level 3	year	at period end (1)
Year ended December 31, 2010
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$5	2	-	(11)	9	-	5	1
Collateralized debt obligations	1,133	418	-	364	-	-	1,915	11
Corporate debt securities	223	9	-	67	9	(142)	166	16
Mortgage-backed securities	146	(7)	-	101	-	(123)	117	(17)
Asset-backed securities	497	80	-	(141)	1	(71)	366	67
Equity securities	36	1	-	(5)	2	-	34	(2)
Total trading securities	2,040	503	-	375	21	(336)	2,603	76
Other trading assets	271	(35)	-	(19)	-	(81)	136	10
Total trading assets
(excluding derivatives)	2,311	468	-	356	21	(417)	2,739	86	(2)
Securities available for sale:
Securities of U.S. states and
political subdivisions	818	12	63	3,485	192	(6)	4,564	4
Mortgage-backed securities:
Residential	1,084	7	(21)	(48)	274	(1,276)	20	(8)
Commercial	1,799	(28)	404	(10)	227	(2,175)	217	(5)
Total mortgage-backed
securities	2,883	(21)	383	(58)	501	(3,451)	237	(13)
Corporate debt securities	367	7	68	(113)	259	(155)	433	-
Collateralized debt obligations	3,725	210	96	959	-	(212)	4,778	(14)
Asset-backed securities:
Auto loans and leases	8,525	1	(246)	(2,403)	256	-	6,133	-
Home equity loans	1,677	1	40	48	113	(1,767)	112	(5)
Other asset-backed securities	2,308	51	(19)	903	1,057	(1,150)	3,150	(12)
Total asset-backed securities	12,510	53	(225)	(1,452)	1,426	(2,917)	9,395	(17)
Other debt securities	77	(15)	11	12	-	-	85	-
Total debt securities	20,380	246	396	2,833	2,378	(6,741)	19,492	(40)	(3)
Marketable equity securities:
Perpetual preferred securities	2,305	100	(31)	6	80	(26)	2,434	-
Other marketable equity securities	88	-	5	(21)	14	(54)	32	-
Total marketable
equity securities	2,393	100	(26)	(15)	94	(80)	2,466	-	(4)
Total securities
available for sale	22,773	346	370	2,818	2,472	(6,821)	21,958	(40)
Mortgages held for sale	3,523	43	-	(253)	380	(388)	3,305	39	(5)
Loans	-	55	-	(112)	1,035	(669)	309	55	(5)
Mortgage servicing rights	16,004	(5,511)	-	4,092	-	(118)	14,467	(2,957)	(5)
Net derivative assets and liabilities:
Interest rate contracts	(114)	3,514	-	(3,482)	159	-	77	(266)
Commodity contracts	-	(1)	-	-	-	-	(1)	(1)
Equity contracts	(344)	(104)	-	169	-	54	(225)	(19)
Foreign exchange contracts	(1)	21	-	(11)	-	-	9	-
Credit contracts	(330)	(675)	-	(18)	6	-	(1,017)	(644)
Other derivative contracts	(43)	4	-	4	-	-	(35)	-
Total derivative contracts	(832)	2,759	-	(3,338)	165	54	(1,192)	(930)	(6)
Other assets	1,373	29	-	(103)	4	(989)	314	(38)	(2)
Short sale liabilities
(corporate debt securities)	(26)	(2)	-	(37)	-	65	-	-	(2)
Other liabilities (excluding derivatives)	(10)	(55)	-	94	(1,038)	665	(344)	(58)	(5)

  Represents only net gains (losses) that are due to changes in economic conditions and management's estimates of fair value and excludes changes due to the collection/realization of cash flows over time.
  Included in trading activities and other noninterest income in the income statement.
  Included in debt securities available for sale in the income statement.
  Included in equity investments in the income statement.
  Included in mortgage banking and other noninterest income in the income statement.
  Included in mortgage banking, trading activities and other noninterest income in the income statement.

The following table provides quantitative information about the valuation techniques and significant unobservable inputs used in the valuation of substantially all of our Level 3 assets and liabilities measured at fair value on a recurring basis for which we use an internal model.

       The significant unobservable inputs for Level 3 assets and liabilities that are valued using fair values obtained from third party vendors are not included in the table as the specific inputs applied are not provided by the vendor (see discussion regarding vendor-developed valuations within the “Level 3 Asset and Liabilities Valuation Processes” section previously within this Note). In addition, the table excludes the valuation techniques and significant unobservable inputs for certain classes of Level 3 assets and liabilities measured using an internal model that we consider, both individually and in the aggregate, insignificant relative to our overall Level 3 assets and liabilities. We made this determination based upon an evaluation of each class which considered the magnitude of the positions, nature of the unobservable inputs and potential for significant changes in fair value due to changes in those inputs.

	Fair Value			Significant	Range of				Weighted
($ in millions, except cost to service amounts)	Level 3		Valuation Technique(s)	Unobservable Input	Inputs				Average (1)
December 31, 2012
Trading and available for sale securities:
Securities of U.S. states and
political subdivisions:
Government, healthcare and
other revenue bonds	$3,081		Discounted cash flow	Discount rate	0.5	-	4.8%		1.8

Auction rate securities	596		Discounted cash flow	Discount rate	2.0	-	12.9		4.4
				Weighted average life	3.0	-	7.5	yrs	3.4
Collateralized debt obligations (2)	1,423		Market comparable pricing	Comparability adjustment	(22.5)	-	24.7%		3.5
	12,507		Vendor priced
Asset-backed securities:
Auto loans and leases	5,921		Discounted cash flow	Default rate	2.1	-	9.7		3.2
				Discount rate	0.6	-	1.6		1.0
				Loss severity	50.0	-	66.6		51.8
				Prepayment rate	0.6	-	0.9		0.7
Other asset-backed securities:
Dealer floor plan	1,030		Discounted cash flow	Discount rate	0.5	-	2.2		1.9
Diversified payment rights (3)	639		Discounted cash flow	Discount rate	1.0	-	2.9		1.8
Other commercial and consumer	1,665	(4)	Discounted cash flow	Discount rate	0.6	-	6.8		2.7
				Weighted average life	1.0	-	7.5	yrs	2.9
	87		Vendor priced
Marketable equity securities: perpetual
preferred	794	(5)	Discounted cash flow	Discount rate	4.3	-	9.3%		6.3
				Weighted average life	1.0	-	7.0	yrs	5.3
Mortgages held for sale (residential)	3,250		Discounted cash flow	Default rate	0.6	-	14.8%		5.5
				Discount rate	3.4	-	7.5		5.4
				Loss severity	1.3	-	35.3		26.4
				Prepayment rate	1.0	-	11.0		6.2
Loans	6,021	(6)	Discounted cash flow	Discount rate	2.4	-	2.8		2.6
				Prepayment rate	1.6	-	44.4		11.6
				Utilization rate	0.0	-	2.0		0.8
Mortgage servicing rights (residential)	11,538		Discounted cash flow	Cost to service per loan (7)	$ 90	-	854		219
				Discount rate	6.7	-	10.9%		7.4
				Prepayment rate (8)	7.3	-	23.7		15.7
Net derivative assets and (liabilities):
Interest rate contracts	162		Discounted cash flow	Default rate	0.0	-	20.0		5.4
				Loss severity	45.8	-	83.2		51.6
				Prepayment rate	7.4	-	15.6		14.9
Interest rate contracts: derivative loan
commitments	497		Discounted cash flow	Fall-out factor	1.0	-	99.0		22.9
				Initial-value servicing	(13.7)	-	137.2	bps	85.6
Equity contracts	(122)		Option model	Correlation factor	(43.6)	-	94.5%		50.3
				Volatility factor	3.0	-	68.9		26.5
Credit contracts	(1,157)		Market comparable pricing	Comparability adjustment	(34.4)	-	30.5		0.1
	8		Option model	Credit spread	0.1	-	14.0		2.0
				Loss severity	16.5	-	87.5		52.3

Insignificant Level 3 assets,
net of liabilities	835	(9)
Total level 3 assets, net of liabilities	$48,775	(10)

  Weighted averages are calculated using outstanding unpaid principal balance for cash instruments such as loans and securities, and notional amounts for derivative instruments.
  Includes $13.3 billion of collateralized loan obligations.
  Securities backed by specified sources of current and future receivables generated from foreign originators.
  Consists primarily of investments in asset-backed securities that are revolving in nature, in which the timing of advances and repayments of principal are uncertain.
  Consists of auction rate preferred equity securities with no maturity date that are callable by the issuer.
  Consists predominantly of reverse mortgage loans securitized with GNMA which were accounted for as secured borrowing transactions.
  The high end of the range of inputs is for servicing modified loans. For non-modified loans the range is $90 - $437.
  Includes a blend of prepayment speeds and expected defaults. Prepayment speeds are influenced by mortgage interest rates as well as our estimation of drivers of borrower behavior.
  Represents the aggregate amount of Level 3 assets and liabilities measured at fair value on a recurring basis that are individually and in the aggregate insignificant. The amount includes corporate debt securities, mortgage-backed securities, asset-backed securities backed by home equity loans, other marketable equity securities, other assets, other liabilities and certain net derivative assets and liabilities, such as commodity contracts, foreign exchange contracts and other derivative contracts.
  Consists of total Level 3 assets of $51.9 billion and total Level 3 liabilities of $3.1 billion, before netting of derivative balances.

The valuation techniques used for our Level 3 assets and liabilities, as presented in the previous table, are described as follows:

  Discounted cash flow - Discounted cash flow valuation techniques generally consist of developing an estimate of future cash flows that are expected to occur over the life of an instrument and then discounting those cash flows at a rate of return that results in the fair value amount.
  Option model - Option model valuation techniques are generally used for instruments in which the holder has a contingent right or obligation based on the occurrence of a future event, such as the price of a referenced asset going above or below a predetermined strike price. Option models estimate the likelihood of the specified event occurring by incorporating assumptions such as volatility estimates, price of the underlying instrument and expected rate of return.
  Market comparable pricing - Market comparable pricing valuation techniques are used to determine the fair value of certain instruments by incorporating known inputs such as recent transaction prices, pending transactions, or prices of other similar investments which require significant adjustment to reflect differences in instrument characteristics.
  Vendor-priced – Prices obtained from third party pricing vendors or brokers that are used to record the fair value of the asset or liability, of which the related valuation technique and significant unobservable inputs are not provided.

       Significant unobservable inputs presented in the previous table are those we consider significant to the fair value of the Level 3 asset or liability. We consider unobservable inputs to be significant, if by their exclusion, the fair value of the Level 3 asset or liability would be impacted by a predetermined percentage change or based on qualitative factors such as nature of the instrument, type of valuation technique used, and the significance of the unobservable inputs relative to other inputs used within the valuation. Following is a description of the significant unobservable inputs provided in the table.

  Comparability adjustment – is an adjustment made to observed market data such as a transaction price in order to reflect dissimilarities in underlying collateral, issuer, rating, or other factors used within a market valuation approach, expressed as a percentage of an observed price.
  Correlation factor - is the likelihood of one instrument changing in price relative to another based on an established relationship expressed as a percentage of relative change in price over a period over time.
  Cost to service - is the expected cost per loan of servicing a portfolio of loans which includes estimates for unreimbursed expenses (including delinquency and foreclosure costs) that may occur as a result of servicing such loan portfolios.
  Credit spread – is the portion of the interest rate in excess of a benchmark interest rate, such as LIBOR or U.S. Treasury rates, that when applied to an investment captures changes in the obligor's creditworthiness.
  Default rate – is an estimate of the likelihood of not collecting contractual amounts owed expressed as a constant default rate (CDR).
  Discount rate – is a rate of return used to present value the future expected cash flow to arrive at the fair value of an instrument. The discount rate consists of a benchmark rate component and a risk premium component. The benchmark rate component, for example, LIBOR or U.S. Treasury rates, is generally observable within the market and is necessary to appropriately reflect the time value of money. The risk premium component reflects the amount of compensation market participants require due to the uncertainty inherent in the instruments' cash flows resulting from risks such as credit and liquidity.
  Fall-out factor - is the expected percentage of loans associated with our interest rate lock commitment portfolio that are likely of not funding.
  Initial-value servicing - is the estimated value of the underlying loan, including the value attributable to the embedded servicing right, expressed in basis points of outstanding unpaid principal balance.
  Loss severity – is the percentage of contractual cash flows lost in the event of a default.
  Prepayment rate – is the estimated rate at which forecasted prepayments of principal of the related loan or debt instrument are expected to occur, expressed as a constant prepayment rate (CPR).
  Utilization rate – is the estimated rate in which incremental portions of existing reverse mortgage credit lines are expected to be drawn by borrowers, expressed as an annualized rate.
  Volatility factor – is the extent of change in price an item is estimated to fluctuate over a specified period of time expressed as a percentage of relative change in price over a period over time.

  Weighted average life – is the weighted average number of years an investment is expected to remain outstanding, based on its expected cash flows reflecting the estimated date the issuer will call or extend the maturity of the instrument or otherwise reflecting an estimate of the timing of an instrument's cash flows whose timing is not contractually fixed.

Significant Recurring Level 3 Fair Value Asset and Liability Input Sensitivity

We generally use discounted cash flow or similar internal modeling techniques to determine the fair value of our Level 3 assets and liabilities. Use of these techniques requires determination of relevant inputs and assumptions, some of which represent significant unobservable inputs as indicated in the preceding table. Accordingly, changes in these unobservable inputs may have a significant impact on fair value.

       Certain of these unobservable inputs will (in isolation) have a directionally consistent impact on the fair value of the instrument for a given change in that input. Alternatively, the fair value of the instrument may move in an opposite direction for a given change in another input. Where multiple inputs are used within the valuation technique of an asset or liability, a change in one input in a certain direction may be offset by an opposite change in another input having a potentially muted impact to the overall fair value of that particular instrument. Additionally, a change in one unobservable input may result in a change to another unobservable input (that is, changes in certain inputs are interrelated to one another), which may counteract or magnify the fair value impact.

SECURITIES, LOANS and MORTGAGES HELD FOR SALE The fair values of predominantly all Level 3 trading securities, mortgages held for sale, loans and securities available for sale have consistent inputs, valuation techniques and correlation to changes in underlying inputs. The internal models used to determine fair value for these Level 3 instruments use certain significant unobservable inputs within a discounted cash flow or market comparable pricing valuation technique. Such inputs include discount rate, prepayment rate, default rate, loss severity, utilization rate and weighted average life.

       These Level 3 assets would decrease (increase) in value based upon an increase (decrease) in discount rate, default rate, loss severity, or weighted average life inputs. Conversely, the fair value of these Level 3 assets would generally increase (decrease) in value if the prepayment rate input were to increase (decrease) or if the utilization rate input were to increase (decrease).

       Generally, a change in the assumption used for default rate is accompanied by a directionally similar change in the risk premium component of the discount rate (specifically, the portion related to credit risk) and a directionally opposite change in the assumption used for prepayment rates. Unobservable inputs for loss severity, utilization rate and weighted average life do not increase or decrease based on movements in the other significant unobservable inputs for these Level 3 assets.

DERIVATIVE INSTRUMENTS Level 3 derivative instruments are valued using market comparable pricing, option pricing and discounted cash flow valuation techniques. We utilize certain unobservable inputs within these techniques to determine the fair value of the Level 3 derivative instruments. The significant unobservable inputs consist of credit spread, a comparability adjustment, prepayment rate, default rate, loss severity, initial value servicing, fall-out factor, volatility factor, and correlation factor.

       Level 3 derivative assets (liabilities) would decrease (increase) in value upon an increase (decrease) in default rate, fall-out factor, credit spread or loss severity inputs. Conversely, Level 3 derivative assets (liabilities) would increase (decrease) in value upon an increase (decrease) in prepayment rate, initial-value servicing or volatility factor inputs. The correlation factor and comparability adjustment inputs may have a positive or negative impact on the fair value of these derivative instruments depending on the change in value of the item the correlation factor and comparability adjustment is referencing. The correlation factor and comparability adjustment is considered independent from movements in other significant unobservable inputs for derivative instruments.

       Generally, for derivative instruments for which we are subject to changes in the value of the underlying referenced instrument, change in the assumption used for default rate is accompanied by directionally similar change in the risk premium component of the discount rate (specifically, the portion related to credit risk) and a directionally opposite change in the assumption used for prepayment rates. Unobservable inputs for loss severity, fall-out factor, initial-value servicing, and volatility do not increase or decrease based on movements in other significant unobservable inputs for these Level 3 instruments.

MORTGAGE SERVICING RIGHTS We use a discounted cash flow valuation technique to determine the fair value of Level 3 mortgage servicing rights. These models utilize certain significant unobservable inputs including prepayment rate, discount rate and costs to service. An increase in any of these unobservable inputs will reduce the fair value of the mortgage servicing rights and alternatively, a decrease in any one of these inputs would result in the mortgage servicing rights increasing in value. Generally, a change in the assumption used for the default rate is accompanied by a directionally similar change in the assumption used for cost to service and a directionally opposite change in the assumption used for prepayment. The sensitivity of our residential MSRs is discussed further in Note 8.

Assets and Liabilities Recorded at Fair Value on a Nonrecurring Basis

We may be required, from time to time, to measure certain assets at fair value on a nonrecurring basis in accordance with GAAP. These adjustments to fair value usually result from application of LOCOM accounting or write-downs of individual assets. For assets measured at fair value on a nonrecurring basis in 2012 and 2011 that were still held in the balance sheet at each respective period end, the following table provides the fair value hierarchy and the fair value of the related individual assets or portfolios at period end.

	December 31, 2012				December 31, 2011
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Mortgages held for sale (LOCOM) (1)	$-	1,509	1,045	2,554	-	1,019	1,166	2,185
Loans held for sale	-	4	-	4	-	86	-	86
Loans:
Commercial	-	1,507	-	1,507	-	1,501	13	1,514
Consumer (2)	-	5,889	4	5,893	-	4,163	4	4,167
Total loans (3)	-	7,396	4	7,400	-	5,664	17	5,681
Mortgage servicing rights (amortized)	-	-	-	-	-	-	293	293
Other assets (4)	-	989	144	1,133	-	537	67	604

  Predominantly real estate 1-4 family first mortgage loans.
  The December 31, 2012, amount includes fair value of $2.0 billion for consumer loans that were written down in accordance with OCC guidance issued in third quarter 2012.
  Represents carrying value of loans for which adjustments are based on the appraised value of the collateral.
  Includes the fair value of foreclosed real estate and other collateral owned that were measured at fair value subsequent to their initial classification as foreclosed assets.

       The following table presents the increase (decrease) in value of certain assets that are measured at fair value on a nonrecurring basis for which a fair value adjustment has been recognized in the periods presented.

	Year ended December 31,
(in millions)	2012	2011
Mortgages held for sale (LOCOM)	$37	29
Loans held for sale	1	22
Loans:
Commercial	(795)	(1,043)
Consumer (1)	(4,989)	(4,905)
Total loans	(5,784)	(5,948)
Mortgage servicing rights (amortized)	-	(34)
Other assets (2)	(316)	(256)
Total	$(6,062)	(6,187)

  Represents write-downs of loans based on the appraised value of the collateral. The year ended December 31, 2012, includes $888 million resulting from consumer loans written down in accordance with OCC guidance issued in third quarter 2012.
  Includes the losses on foreclosed real estate and other collateral owned that were measured at fair value subsequent to their initial classification as foreclosed assets.

       The table below provides quantitative information about the valuation techniques and significant unobservable inputs used in the valuation of substantially all of our Level 3 assets and liabilities measured at fair value on a nonrecurring basis for which we use an internal model.

       We have excluded from the table classes of Level 3 assets and liabilities measured using an internal model that we consider, both individually and in the aggregate, insignificant relative to our overall Level 3 nonrecurring measurements. We made this determination based upon an evaluation of each class which considered the magnitude of the positions, nature of the unobservable inputs and potential for significant changes in fair value due to changes in those inputs.

	Fair Value			Significant		Range			Weighted
($ in millions)	Level 3		Valuation Technique(s) (1)	Unobservable Inputs (1)		of inputs			Average (2)
December 31, 2012
Residential mortgages held for sale
(LOCOM)	$1,045	(3)	Discounted cash flow	Default rate	(4)	2.9	-	21.2%	7.9%
				Discount rate		4.1	-	11.9	10.9
				Loss severity		2.0	-	45.0	6.0
				Prepayment rate	(5)	1.0	-	100.0	66.7
Insignificant level 3 assets	148
Total	1,193

  Refer to the narrative following the recurring quantitative Level 3 table of this Note for a definition of the valuation technique(s) and significant unobservable inputs.
  Weighted averages are calculated using outstanding unpaid principal balance of the loans.
  Consists of approximately $942 million government insured/guaranteed loans purchased from GNMA-guaranteed mortgage securitization and $103 million of other mortgage loans which are not government insured/guaranteed.
  Applies only to non-government insured/guaranteed loans.
  Includes the impact on prepayment rate of expected defaults for the government insured/guaranteed loans, which impacts the frequency and timing of early resolution of loans.

Alternative Investments

The following table summarizes our investments in various types of funds, which are included in trading assets, securities available for sale and other assets. We use the funds' net asset values (NAVs) per share as a practical expedient to measure fair value on recurring and nonrecurring bases. The fair values presented in the table are based upon the funds' NAVs or an equivalent measure.

				Redemption
	Fair	Unfunded	Redemption	notice
(in millions)	value	commitments	frequency	period
December 31, 2012
Offshore funds	$379	-	Daily - Annually	1 - 180 days
Funds of funds	1	-	Quarterly	90 days
Hedge funds	2	-	Daily - Annually	5 - 95 days
Private equity funds	807	195	N/A	N/A
Venture capital funds	82	21	N/A	N/A
Total	$1,271	216
December 31, 2011
Offshore funds	$352	-	Daily - Annually	1 - 180 days
Funds of funds	1	-	Quarterly	90 days
Hedge funds	22	-	Daily - Annually	5 - 95 days
Private equity funds	976	240	N/A	N/A
Venture capital funds	83	28	N/A	N/A
Total	$1,434	268

N/A - Not applicable

Offshore funds primarily invest in investment grade European fixed-income securities. Redemption restrictions are in place for these investments with a fair value of $189 million and $200 million at December 31, 2012 and 2011, respectively, due to lock-up provisions that will remain in effect until October 2015.

       Private equity funds invest in equity and debt securities issued by private and publicly-held companies in connection with leveraged buyouts, recapitalizations and expansion opportunities. Substantially all of these investments do not allow redemptions. Alternatively, we receive distributions as the underlying assets of the funds liquidate, which we expect to occur over the next eight years.

       Venture capital funds invest in domestic and foreign companies in a variety of industries, including information technology, financial services and healthcare. These investments can never be redeemed with the funds. Instead, we receive distributions as the underlying assets of the fund liquidate, which we expect to occur over the next five years.

Fair Value Option

We measure MHFS at fair value for prime MHFS originations for which an active secondary market and readily available market prices exist to reliably support fair value pricing models used for these loans. Loan origination fees on these loans are recorded when earned, and related direct loan origination costs are recognized when incurred. We also measure at fair value certain of our other interests held related to residential loan sales and securitizations. We believe fair value measurement for prime MHFS and other interests held, which we hedge with free-standing derivatives (economic hedges) along with our MSRs measured at fair value, reduces certain timing differences and better matches changes in the value of these assets with changes in the value of derivatives used as economic hedges for these assets.

       We elected to measure certain LHFS portfolios at fair value in conjunction with customer accommodation activities, to better align the measurement basis of the assets held with our management objectives given the trading nature of these portfolios. In addition, we elected to measure at fair value certain letters of credit that are hedged with derivative instruments to better reflect the economics of the transactions. These letters of credit are included in trading account assets or liabilities.

       Loans that we measure at fair value consist predominantly of reverse mortgage loans previously transferred under a GNMA reverse mortgage securitization program accounted for as a secured borrowing. Before the transfer, they were classified as MHFS measured at fair value and, as such, remain carried on our balance sheet under the fair value option.

       Similarly, we may elect fair value option for the assets and liabilities of certain consolidated VIEs. This option is generally elected for newly consolidated VIEs for which predominantly all of our interests, prior to consolidation, are carried at fair value with changes in fair value recorded to earnings. Accordingly, such an election allows us to continue fair value accounting through earnings for those interests and eliminate income statement mismatch otherwise caused by differences in the measurement basis of the consolidated VIEs assets and liabilities.

       The following table reflects the differences between fair value carrying amount of certain assets and liabilities for which we have elected the fair value option and the contractual aggregate unpaid principal amount at maturity.

	December 31, 2012				December 31, 2011
			Fair value				Fair value
			carrying				carrying
			amount				amount
			less				less
	Fair value	Aggregate	aggregate		Fair value	Aggregate	aggregate
	carrying	unpaid	unpaid		carrying	unpaid	unpaid
(in millions)	amount	principal	principal		amount	principal	principal
Mortgages held for sale:
Total loans	$42,305	41,183	1,122	(1)	44,791	43,687	1,104	(1)
Nonaccrual loans	309	655	(346)		265	584	(319)
Loans 90 days or more past due and still accruing	49	64	(15)		44	56	(12)
Loans held for sale:
Total loans	6	10	(4)		1,176	1,216	(40)
Nonaccrual loans	2	6	(4)		25	39	(14)
Loans:
Total loans	6,206	5,669	537		5,916	5,441	475
Nonaccrual loans	89	89	-		32	32	-
Long-term debt	(1)	(1,157)	1,156	(2)	-	-	-

  The difference between fair value carrying amount and aggregate unpaid principal includes changes in fair value recorded at and subsequent to funding, gains and losses on the related loan commitment prior to funding, and premiums on acquired loans.
  Represents collateralized, non-recourse debt securities issued by certain of our consolidated securitization VIEs that are held by third party investors. To the extent cash flows from the underlying collateral are not sufficient to pay the unpaid principal amount of the debt, those third party investors absorb losses.

       The assets and liabilities accounted for under the fair value option are initially measured at fair value. Gains and losses from initial measurement and subsequent changes in fair value are recognized in earnings. The changes in fair value related to initial measurement and subsequent changes in fair value included in earnings for these assets and liabilities measured at fair value are shown, by income statement line item, below.

	2012			2011			2010
		Net gains			Net gains			Net gains
	Mortgage	(losses)		Mortgage	(losses)		Mortgage	(losses)
	banking	from	Other	banking	from	Other	banking	from	Other
	noninterest	trading	noninterest	noninterest	trading	noninterest	noninterest	trading	noninterest
(in millions)	income	activities	income	income	activities	income	income	activities	income
Year ended December 31,
Mortgages held for sale	$8,240	-	1	6,084	-	-	6,512	-	-
Loans held for sale	-	-	21	-	-	32	-	-	24
Loans	-	-	63	13	-	80	55	-	-
Long-term debt	-	-	(27)	(11)	-	-	(48)	-	-
Other interests held	-	(42)	34	-	(25)	-	-	(13)	-

For performing loans, instrument-specific credit risk gains or losses were derived principally by determining the change in fair value of the loans due to changes in the observable or implied credit spread. Credit spread is the market yield on the loans less the relevant risk-free benchmark interest rate. In recent years spreads have been significantly affected by the lack of liquidity in the secondary market for mortgage loans. For nonperforming loans, we attribute all changes in fair value to instrument-specific credit risk. The following table shows the estimated gains and losses from earnings attributable to instrument-specific credit risk related to assets accounted for under the fair value option.

	Year ended December 31,
(in millions)	2012	2011	2010
Gains (losses) attributable to
instrument-specific credit risk:
Mortgages held for sale	$(124)	(144)	(28)
Loans held for sale	21	32	24
Total	$(103)	(112)	(4)

Disclosures about Fair Value of Financial Instruments

The table below is a summary of fair value estimates for financial instruments, excluding financial instruments recorded at fair value on a recurring basis as they are included within the Assets and Liabilities Recorded at Fair Value on a Recurring Basis table included earlier in this Note. The carrying amounts in the following table are recorded in the balance sheet under the indicated captions.

We have not included assets and liabilities that are not financial instruments in our disclosure, such as the value of the long-term relationships with our deposit, credit card and trust customers, amortized MSRs, premises and equipment, goodwill and other intangibles, deferred taxes and other liabilities. The total of the fair value calculations presented does not represent, and should not be construed to represent, the underlying value of the Company.

	December 31, 2012					December 31, 2011
		Estimated fair value
(in millions)	Carrying amount	Level 1	Level 2	Level 3	Total	Carrying amount	Estimated fair value
Financial assets
Cash and due from banks (1)	$21,860	21,860	-	-	21,860	19,440	19,440
Federal funds sold, securities purchased
under resale agreements and
other short-term investments (1)	137,313	5,046	132,267	-	137,313	44,367	44,367
Mortgages held for sale (2)	4,844	-	3,808	1,045	4,853	3,566	3,566
Loans held for sale (2)	104	-	83	29	112	162	176
Loans, net (3)	763,968	-	56,237	716,114	772,351	731,308	723,867
Nonmarketable equity investments (cost method)	6,799	-	2	8,229	8,231	8,061	8,490
Financial liabilities
Deposits	1,002,835	-	946,922	57,020	1,003,942	920,070	921,803
Short-term borrowings (1)	57,175	-	57,175	-	57,175	49,091	49,091
Long-term debt (4)	127,366	-	119,220	11,063	130,283	125,238	126,484

  Amounts consist of financial instruments in which carrying value approximates fair value.
  Balance reflects MHFS and LHFS, as applicable, other than those MHFS and LHFS for which election of the fair value option was made.
  Loans exclude balances for which the fair value option was elected and also exclude lease financing with a carrying amount of $12.4 billion and $13.1 billion at December 31, 2012 and 2011, respectively.
  The carrying amount and fair value exclude balances for which the fair value option was elected and obligations under capital leases of $12 million and $116 million at December 31, 2012 and 2011, respectively.

Loan commitments, standby letters of credit and commercial and similar letters of credit are not included in the table above. A reasonable estimate of the fair value of these instruments is the carrying value of deferred fees plus the related allowance. This amounted to $586 million and $495 million at December 31, 2012 and 2011, respectively.

Preferred Stock	12 Months Ended
Dec. 31, 2012
Preferred Stock [Abstract]
Preferred Stock

We are authorized to issue 20 million shares of preferred stock and 4 million shares of preference stock, both without par value. Preferred shares outstanding rank senior to common shares both as to dividends and liquidation preference but have no general voting rights. We have not issued any preference shares under this authorization. If issued, preference shares would be limited to one vote per share. Our total issued and outstanding preferred stock includes Dividend Equalization Preferred (DEP) shares and Series I, J, K, L, N and O which are presented in the following two tables, and Employee Stock Ownership Plan (ESOP) Cumulative Convertible Preferred Stock, which is presented in the second table below and the table on the following page.

	December 31,
	2012		2011
	Liquidation	Shares	Liquidation	Shares
	preference	authorized	preference	authorized
	per share	and designated	per share	and designated
DEP Shares
Dividend Equalization Preferred Shares	$10	97,000	$10	97,000
Series G
7.25% Class A Preferred Stock	15,000	50,000	15,000	50,000
Series H
Floating Class A Preferred Stock	20,000	50,000	20,000	50,000
Series I
Floating Class A Preferred Stock	100,000	25,010	100,000	25,010
Series J
8.00% Non-Cumulative Perpetual Class A Preferred Stock	1,000	2,300,000	1,000	2,300,000
Series K
7.98% Fixed-to-Floating Non-Cumulative Perpetual Class A Preferred Stock	1,000	3,500,000	1,000	3,500,000
Series L
7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock	1,000	4,025,000	1,000	4,025,000
Series N
5.20% Non-Cumulative Perpetual Class A Preferred Stock	25,000	30,000	-	-
Series O
5.125% Non-Cumulative Perpetual Class A Preferred Stock	25,000	27,600	-	-
Total		10,104,610		10,047,010

	December 31, 2012				December 31, 2011
	Shares				Shares
	issued and	Par	Carrying		issued and	Par	Carrying
(in millions, except shares)	outstanding	value	value	Discount	outstanding	value	value	Discount
DEP Shares
Dividend Equalization Preferred Shares	96,546	$-	-	-	96,546	$-	-	-
Series I (1)
Floating Class A Preferred Stock	25,010	2,501	2,501	-	25,010	2,501	2,501	-
Series J (1)
8.00% Non-Cumulative Perpetual Class A Preferred Stock	2,150,375	2,150	1,995	155	2,150,375	2,150	1,995	155
Series K (1)
7.98% Fixed-to-Floating Non-Cumulative Perpetual Class A Preferred Stock	3,352,000	3,352	2,876	476	3,352,000	3,352	2,876	476
Series L (1)
7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock	3,968,000	3,968	3,200	768	3,968,000	3,968	3,200	768
Series N (1)
5.20% Non-Cumulative Perpetual Class A Preferred Stock	30,000	750	750	-	-	-	-	-
Series O (1)
5.125% Non-Cumulative Perpetual Class A Preferred Stock	26,000	650	650	-	-	-	-	-
ESOP
Cumulative Convertible Preferred Stock	910,934	911	911	-	858,759	859	859	-
Total	10,558,865	$14,282	12,883	1,399	10,450,690	$12,830	11,431	1,399

  Preferred shares qualify as Tier 1 capital.

       In August 2012, we issued 30 million Depositary Shares, each representing a 1/1,000th interest in a share of the Non-Cumulative Perpetual Class A Preferred Stock, Series N, for an aggregate public offering price of $750 million.

        In November 2012, we issued 26 million Depositary Shares, each representing a 1/1,000th interest in a share of the Non-Cumulative Perpetual Class A Preferred Stock, Series O, for an aggregate public offering price of $650 million.

       See Note 8 for additional information on our trust preferred securities. We do not have a commitment to issue Series G or H preferred stock.

ESOP Cumulative Convertible Preferred Stock All shares of our ESOP Cumulative Convertible Preferred Stock (ESOP Preferred Stock) were issued to a trustee acting on behalf of the Wells Fargo & Company 401(k) Plan (the 401(k) Plan). Dividends on the ESOP Preferred Stock are cumulative from the date of initial issuance and are payable quarterly at annual rates based upon the year of issuance. Each share of ESOP Preferred Stock released from the unallocated reserve of the 401(k) Plan is converted into shares of our common stock based on the stated value of the ESOP Preferred Stock and the then current market price of our common stock. The ESOP Preferred Stock is also convertible at the option of the holder at any time, unless previously redeemed. We have the option to redeem the ESOP Preferred Stock at any time, in whole or in part, at a redemption price per share equal to the higher of (a) $1,000 per share plus accrued and unpaid dividends or (b) the fair market value, as defined in the Certificates of Designation for the ESOP Preferred Stock.

	Shares issued and outstanding		Carrying value		Adjustable
		December 31,	December 31,		dividend rate
(in millions, except shares)	2012	2011	2012	2011	Minimum	Maximum
ESOP Preferred Stock
$1,000 liquidation preference per share
2012	245,604	-	$246	-	10.00%	11.00
2011	277,263	370,280	277	370	9.00	10.00
2010	201,011	231,361	201	232	9.50	10.50
2008	73,434	89,154	73	89	10.50	11.50
2007	53,768	68,414	54	69	10.75	11.75
2006	33,559	46,112	34	46	10.75	11.75
2005	18,882	30,092	19	30	9.75	10.75
2004	7,413	17,115	7	17	8.50	9.50
2003	-	6,231	-	6	8.50	9.50
Total ESOP Preferred Stock (1)	910,934	858,759	$911	859
Unearned ESOP shares (2)			$(986)	(926)

  At December 31, 2012 and 2011, additional paid-in capital included $75 million and $67 million, respectively, related to preferred stock.
  We recorded a corresponding charge to unearned ESOP shares in connection with the issuance of the ESOP Preferred Stock. The unearned ESOP shares are reduced as shares of the ESOP Preferred Stock are committed to be released.

Common Stock and Stock Plans	12 Months Ended
Dec. 31, 2012
Common Stock and Stock Plans [Abstract]
Common Stock And Stock Plans

Common Stock

The following table presents our reserved, issued and authorized shares of common stock at December 31, 2012.

Number of shares
Dividend reinvestment and
common stock purchase plans	4,818,377
Director plans	1,215,481
Stock plans (1)	652,061,838
Convertible securities and warrants	104,944,767
Total shares reserved	763,040,463
Shares issued	5,481,811,474
Shares not reserved	2,755,148,063
Total shares authorized	9,000,000,000

  Includes employee options, restricted shares and restricted share rights, 401(k), profit sharing and compensation deferral plans.

       At December 31, 2012, we have warrants outstanding and exercisable to purchase 39,109,299 shares of our common stock with an exercise price of $34.01 per share, expiring on October 28, 2018. We purchased 70,210 and 264,972 of these warrants in 2012 and 2011, respectively. These warrants were issued in connection with our participation in the TARP CPP.

Dividend Reinvestment and Common Stock Purchase Plans

Participants in our dividend reinvestment and common stock direct purchase plans may purchase shares of our common stock at fair market value by reinvesting dividends and/or making optional cash payments, under the plan's terms.

Employee Stock Plans

We offer stock-based employee compensation plans as described below. For information on our accounting for stock-based compensation plans, see Note 1.

Long-Term Incentive Compensation PlansOur Long- Term Incentive Compensation Plan (LTICP) provides for awards of incentive and nonqualified stock options, stock appreciation rights, restricted shares, RSRs, performance share awards and stock awards without restrictions.

       During 2012, 2011 and 2010 we granted RSRs and performance shares as our primary long-term incentive awards instead of stock options. Holders of RSRs are entitled to the related shares of common stock at no cost generally over three to five years after the RSRs were granted. Holders of RSRs may be entitled to receive additional RSRs (dividend equivalents) or cash payments equal to the cash dividends that would have been paid had the RSRs been issued and outstanding shares of common stock. RSRs granted as dividend equivalents are subject to the same vesting schedule and conditions as the underlying RSRs. RSRs generally continue to vest after retirement according to the original vesting schedule. Except in limited circumstances, RSRs are cancelled when employment ends.

       Holders of each vested performance share are entitled to the related shares of common stock at no cost. Performance shares continue to vest after retirement according to the original vesting schedule subject to satisfying the performance criteria and other vesting conditions.

       Stock options must have an exercise price at or above fair market value (as defined in the plan) of the stock at the date of grant (except for substitute or replacement options granted in connection with mergers or other acquisitions) and a term of no more than 10 years. Except for options granted in 2004 and 2005, which generally vested in full upon grant, options generally become exercisable over three years beginning on the first anniversary of the date of grant. Except as otherwise permitted under the plan, if employment is ended for reasons other than retirement, permanent disability or death, the option exercise period is reduced or the options are cancelled.

       Options granted prior to 2004 may include the right to acquire a “reload” stock option. If an option contains the reload feature and if a participant pays all or part of the exercise price of the option with shares of stock purchased in the market or held by the participant for at least six months and, in either case, not used in a similar transaction in the last six months, upon exercise of the option, the participant is granted a new option to purchase at the fair market value of the stock as of the date of the reload, the number of shares of stock equal to the sum of the number of shares used in payment of the exercise price and a number of shares with respect to related statutory minimum withholding taxes. Reload grants are fully vested upon grant and are expensed immediately.

       Compensation expense for RSRs and performance shares is based on the quoted market price of the related stock at the grant date. Stock option expense is based on the fair value of the awards at the date of grant. The following table summarizes the major components of stock incentive compensation expense and the related recognized tax benefit.

	Year ended December 31,
(in millions)	2012	2011	2010
RSRs	$435	338	252
Performance shares	112	128	66
Stock options	13	63	118
Total stock incentive compensation
expense	$560	529	436
Related recognized tax benefit	$211	200	165

       For various acquisitions and mergers, we converted employee and director stock options of acquired or merged companies into stock options to purchase our common stock based on the terms of the original stock option plan and the agreed-upon exchange ratio. In addition, we converted restricted stock awards into awards that entitle holders to our stock after the vesting conditions are met. Holders receive cash dividends on outstanding awards if provided in the original award.

       The total number of shares of common stock available for grant under the plans at December 31, 2012, was 173 million.

PartnerShares Plan In 1996, we adopted the PartnerShares® Stock Option Plan, a broad-based employee stock option plan. It covered full- and part-time employees who generally were not included in the LTICP described above. No options have been granted under the plan since 2002, and as a result of action taken by the Board of Directors on January 22, 2008, no future awards will be granted under the plan. All of our PartnerShares Plan grants were fully vested as of December 31, 2007, and no options were outstanding as of December 31, 2012.

Director Awards

Under the LTICP, we grant common stock and options to purchase common stock to non-employee directors elected or re-elected at the annual meeting of stockholders and prorated awards to directors who join the Board at any other time. The stock award vests immediately. Options granted to directors can be exercised after twelve months through the tenth anniversary of the grant date. Options granted prior to 2005 may include the right to acquire a “reload” stock option.

Restricted Share Rights

A summary of the status of our RSRs and restricted share awards at December 31, 2012, and changes during 2012 is in the following table:

		Weighted-
		average
		grant-date
	Number	fair value
Nonvested at January 1, 2012	39,280,129	$28.81
Granted	19,766,280	31.49
Vested	(2,620,424)	28.53
Canceled or forfeited	(1,138,648)	29.10
Nonvested at December 31, 2012	55,287,337	29.78

       The weighted-average grant date fair value of RSRs granted during 2011 and 2010 was $31.02 and $27.29, respectively.

       At December 31, 2012, there was $671 million of total unrecognized compensation cost related to nonvested RSRs. The cost is expected to be recognized over a weighted-average period of 2.9 years. The total fair value of RSRs that vested during 2012, 2011 and 2010 was $89 million, $41 million and $15 million, respectively.

Performance Share Awards

Holders of performance share awards are entitled to the related shares of common stock at no cost subject to the Company's achievement of specified performance criteria over a three-year period ending December 31, 2013, June 30, 2013, and December 31, 2012. Performance share awards are granted at a target number; based on the Company's performance, the number of awards that vest can be adjusted downward to zero and upward to a maximum of either 125% or 150% of target. The awards vest in the quarter after the end of the performance period. For performance share awards whose performance period ended December 31, 2012, the determination of the awards that will vest will occur in the first quarter of 2013, after review of the Company's performance by the Human Resources Committee of the Board of Directors.

       A summary of the status of our performance awards at December 31, 2012, and changes during 2012 is in the following table, based on the target amount of awards:

		Weighted-
		average
		grant date
	Number	fair value
Nonvested at January 1, 2012	6,404,965	$29.68
Granted	3,889,916	31.44
Nonvested at December 31, 2012	10,294,881	30.35

       The weighted-average grant date fair value of performance awards granted during 2011 and 2010 was $31.26 and $27.46, respectively.

       At December 31, 2012, there was $89 million of total unrecognized compensation cost related to nonvested performance awards. The cost is expected to be recognized over a weighted-average period of 1.8 years. As of December 31, 2012, no performance shares were vested.

Stock Options

The table below summarizes stock option activity and related information for the stock plans. Options assumed in mergers are included in the activity and related information for Incentive Compensation Plans if originally issued under an employee plan, and in the activity and related information for Director Awards if originally issued under a director plan.

			Weighted-
		Weighted-	average	Aggregate
		average	remaining	intrinsic
		exercise	contractual	value
	Number	price	term (in yrs.)	(in millions)
Incentive compensation plans
Options outstanding as of December 31, 2011	271,298,603	$38.14
Granted	1,828,758	31.82
Canceled or forfeited	(11,376,806)	73.59
Exercised	(58,824,163)	21.78
Options exercisable and outstanding as of December 31, 2012	202,926,392	40.84	3.7	$1,119

PartnerShares Plan
Options outstanding as of December 31, 2011	7,477,472	25.25
Canceled or forfeited	(606,614)	25.25
Exercised	(6,870,858)	25.25
Options outstanding as of December 31, 2012	-	-	-	-

Director awards
Options outstanding as of December 31, 2011	721,432	29.56
Granted	82,893	33.82
Canceled or forfeited	(19,232)	33.41
Exercised	(197,071)	25.45
Options exercisable and outstanding as of December 31, 2012	588,022	31.42	3.2	2

       As of December 31, 2012, there was no unrecognized compensation cost related to stock options. The total intrinsic value of options exercised during 2012, 2011 and 2010 was $694 million, $246 million and $298 million, respectively.

       Cash received from the exercise of stock options for 2012, 2011 and 2010 was $1.5 billion, $554 million and $687 million, respectively.

       We do not have a specific policy on repurchasing shares to satisfy share option exercises. Rather, we have a general policy on repurchasing shares to meet common stock issuance requirements for our benefit plans (including share option exercises), conversion of our convertible securities, acquisitions and other corporate purposes. Various factors determine the amount and timing of our share repurchases, including our capital requirements, the number of shares we expect to issue for acquisitions and employee benefit plans, market conditions (including the trading price of our stock), and regulatory and legal considerations. These factors can change at any time, and there can be no assurance as to the number of shares we will repurchase or when we will repurchase them.

       The fair value of each option award granted on or after January 1, 2006, is estimated using a Black-Scholes valuation model. The expected term of reload options granted is generally based on the midpoint between the valuation date and the contractual termination date of the original option. Our expected volatilities are based on a combination of the historical volatility of our common stock and implied volatilities for traded options on our common stock. The risk-free rate is based on the U.S. Treasury zero-coupon yield curve in effect at the time of grant. Both expected volatility and the risk-free rates are based on a period commensurate with our expected term. The expected dividend is based on a fixed dividend amount.

The following table presents the weighted-average per share fair value of options granted and the assumptions used, based on a Black-Scholes option valuation model. Substantially all of the options granted in the years shown resulted from the reload feature.

	Year ended December 31,
	2012	2011	2010
Per share fair value of options granted	$2.79	3.78	6.11
Expected volatility	29.2%	32.7	44.3
Expected dividends	$0.68	0.32	0.20
Expected term (in years)	0.7	1.0	1.3
Risk-free interest rate	0.1%	0.2	0.6

Employee Stock Ownership Plan

The Wells Fargo & Company 401(k) Plan (401(k) Plan) is a defined contribution plan with an Employee Stock Ownership Plan (ESOP) feature. The ESOP feature enables the 401(k) Plan to borrow money to purchase our preferred or common stock. From 1994 through 2012, with the exception of 2009, we loaned money to the 401(k) Plan to purchase shares of our ESOP preferred stock. As our employer contributions are made to the 401(k) Plan and are used by the 401(k) Plan to make ESOP loan payments, the ESOP preferred stock in the 401(k) Plan is released and converted into our common stock shares. Dividends on the common stock shares allocated as a result of the release and conversion of the ESOP preferred stock reduce retained earnings and the shares are considered outstanding for computing earnings per share. Dividends on the unallocated ESOP preferred stock do not reduce retained earnings, and the shares are not considered to be common stock equivalents for computing earnings per share. Loan principal and interest payments are made from our employer contributions to the 401(k) Plan, along with dividends paid on the ESOP preferred stock. With each principal and interest payment, a portion of the ESOP preferred stock is released and converted to common stock shares, which are allocated to the 401(k) Plan participants and invested in the Wells Fargo ESOP Fund within the 401(k) Plan.

The balance of common stock and unreleased preferred stock held in the Wells Fargo ESOP Fund, the fair value of unreleased ESOP preferred stock and the dividends on allocated shares of common stock and unreleased ESOP preferred stock paid to the 401(k) Plan were:

	Shares outstanding
	December 31,
(in millions, except shares)	2012	2011	2010
Allocated shares (common)	136,821,035	131,046,406	118,901,327
Unreleased shares (preferred)	910,934	858,759	618,382
Fair value of unreleased ESOP preferred shares	$911	859	618

	Dividends paid
	Year ended December 31,
	2012	2011	2010
Allocated shares (common)	$117	60	23
Unreleased shares (preferred)	115	95	76

Deferred Compensation Plan for Independent Sales Agents

WF Deferred Compensation Holdings, Inc. is a wholly-owned subsidiary of the Parent formed solely to sponsor a deferred compensation plan for independent sales agents who provide investment, financial and other qualifying services for or with respect to participating affiliates.

The Nonqualified Deferred Compensation Plan for Independent Contractors, which became effective January 1, 2002, allows participants to defer all or part of their eligible compensation payable to them by a participating affiliate. The Parent has fully and unconditionally guaranteed the deferred compensation obligations of WF Deferred Compensation Holdings, Inc. under the plan.

Employee Benefits and Other Expenses	12 Months Ended
Dec. 31, 2012
Pension and Other Postretirement Benefit Expense [Abstract]
Employee Benefits and Other Expenses

Pension and Postretirement Plans

We sponsor a noncontributory qualified defined benefit retirement plan, the Wells Fargo & Company Cash Balance Plan (Cash Balance Plan), which covers eligible employees of Wells Fargo. Benefits accrued under the Cash Balance Plan were frozen effective July 1, 2009.

       Prior to July 1, 2009, eligible employees' Cash Balance Plan accounts were allocated a compensation credit based on a percentage of their qualifying compensation. The compensation credit percentage was based on age and years of credited service. The freeze discontinues the allocation of compensation credits after June 30, 2009. Investment credits continue to be allocated to participants based on their accumulated balances.

       We did not make a contribution to our Cash Balance Plan in 2012. We do not expect that we will be required to make a contribution to the Cash Balance Plan in 2013; however, this is dependent on the finalization of the actuarial valuation in 2013. Our decision of whether to make a contribution in 2013 will be based on various factors including the actual investment performance of plan assets during 2013. Given these uncertainties, we cannot estimate at this time the amount, if any, that we will contribute in 2013 to the Cash Balance Plan. For the nonqualified pension plans and postretirement benefit plans, there is no minimum required contribution beyond the amount needed to fund benefit payments; we may contribute more to our postretirement benefit plans dependent on various factors.

       We provide health care and life insurance benefits for certain retired employees and reserve the right to terminate, modify or amend any of the benefits at any time.

       The information set forth in the following tables is based on current actuarial reports using the measurement date of December 31 for our pension and postretirement benefit plans.

The changes in the projected benefit obligation of pension benefits and the accumulated postretirement benefit obligation of other benefits and the fair value of plan assets, the funded status and the amounts recognized in the balance sheet were:

	December 31,
	2012			2011
	Pension benefits			Pension benefits
		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits
Change in benefit obligation:
Benefit obligation at beginning of year	$10,634	691	1,304	10,337	693	1,398
Service cost	3	-	11	6	1	13
Interest cost	514	32	60	520	34	71
Plan participants’ contributions	-	-	80	-	-	88
Actuarial loss (gain)	1,242	62	(23)	501	33	(105)
Benefits paid	(725)	(66)	(147)	(726)	(70)	(171)
Medicare Part D subsidy	-	-	11	-	-	10
Curtailment	-	-	(3)	(3)	-	-
Amendments	1	-	-	-	-	-
Liability transfer	47	-	-	-	-	-
Foreign exchange impact	1	-	-	(1)	-	-
Benefit obligation at end of year	11,717	719	1,293	10,634	691	1,304
Change in plan assets:
Fair value of plan assets at beginning of year	9,061	-	640	9,639	-	697
Actual return on plan assets	1,149	-	55	139	-	10
Employer contribution	9	66	(3)	10	70	6
Plan participants’ contributions	-	-	80	-	-	88
Benefits paid	(725)	(66)	(147)	(726)	(70)	(171)
Medicare Part D subsidy	-	-	11	-	-	10
Asset transfer	44	-	-	-	-	-
Foreign exchange impact	1	-	-	(1)	-	-
Fair value of plan assets at end of year	9,539	-	636	9,061	-	640
Funded status at end of year	$(2,178)	(719)	(657)	(1,573)	(691)	(664)
Amounts recognized in the balance sheet at end of year:
Liabilities	$(2,178)	(719)	(657)	(1,573)	(691)	(664)

The following table provides information for pension plans with benefit obligations in excess of plan assets.

	December 31,
(in millions)	2012	2011
Projected benefit obligation	$12,391	11,325
Accumulated benefit obligation	12,389	11,321
Fair value of plan assets	9,490	9,061

       The components of net periodic benefit cost and other comprehensive income were:

	December 31,
	2012			2011			2010
	Pension benefits			Pension benefits			Pension benefits
		Non-	Other		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits	Qualified	qualified	benefits
Service cost	$3	-	11	6	1	13	5	-	13
Interest cost	514	32	60	520	34	71	554	37	78
Expected return on plan assets	(652)	-	(36)	(759)	-	(41)	(717)	-	(29)
Amortization of net actuarial loss	131	10	-	86	6	-	105	3	1
Amortization of prior service credit	-	-	(2)	-	-	(3)	-	-	(4)
Settlement loss	2	5	-	4	3	-	-	-	-
Curtailment loss (gain)	-	-	(3)	-	-	-	3	-	(4)
Net periodic benefit cost	(2)	47	30	(143)	44	40	(50)	40	55
Other changes in plan assets
and benefit obligations
recognized in other
comprehensive income:
Net actuarial loss (gain)	758	62	(42)	1,120	33	(74)	(59)	46	(9)
Amortization of net actuarial loss	(131)	(10)	-	(86)	(6)	-	(105)	(3)	(1)
Prior service cost	(2)	-	-	-	-	-	2	-	-
Amortization of prior service credit	-	-	2	-	-	3	-	-	4
Settlement	(1)	(5)	-	(4)	(3)	-	-	-	-
Curtailment	-	-	-	(3)	-	-	(3)	-	4
Translation adjustments	-	-	-	(1)	-	-	-	-	-
Total recognized in other
comprehensive income	624	47	(40)	1,026	24	(71)	(165)	43	(2)
Total recognized in net periodic
benefit cost and other
comprehensive income	$622	94	(10)	883	68	(31)	(215)	83	53

Amounts recognized in accumulated OCI (pre tax) consist of:

	December 31,
	2012			2011
	Pension benefits			Pension benefits
		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits
Net actuarial loss	$3,323	184	19	2,699	137	61
Net prior service credit	(2)	-	(25)	-	-	(27)
Net transition obligation	-	-	1	-	-	1
Total	$3,321	184	(5)	2,699	137	35

The net actuarial loss for the defined benefit pension plans and other post retirement plans that will be amortized from accumulated OCI into net periodic benefit cost in 2013 is $182 million. The net prior service credit for the defined benefit pension plans and other post retirement plans that will be amortized from accumulated OCI into net periodic benefit cost in 2013 is $2 million.

Plan Assumptions

For the years ended December 31, 2012 and 2011, the weighted-average discount rate used to estimate the projected benefit obligation for pension benefits (qualified and nonqualified) was 4.00% and 5.00%, respectively, and for other postretirement benefits was 3.75% and 4.75%, respectively. For additional information on our pension accounting assumptions, see Note 1.

The weighted-average assumptions used to determine the net periodic benefit cost were:

	December 31,
	2012		2011		2010
	Pension	Other	Pension	Other	Pension	Other
	benefits (1)	benefits	benefits (1)	benefits	benefits (1)	benefits
Discount rate	5.00%	4.75	5.25	5.25	5.75	5.75
Expected return on plan assets	7.50	6.00	8.25	6.00	8.25	8.25

  Includes both qualified and nonqualified pension benefits.

       To account for postretirement health care plans we use health care cost trend rates to recognize the effect of expected changes in future health care costs due to medical inflation, utilization changes, new technology, regulatory requirements and Medicare cost shifting. In determining the end of year benefit obligation we assume a range of average annual increases of approximately 7.00% and 8.75%, dependent on plan type, for health care costs in 2013. These rates are assumed to trend down 0.25% per year until the trend rate reaches an ultimate rate of 5.00% in 2020 through 2028, dependent on plan type. The 2012 periodic benefit cost was determined using initial annual trend rates of 7.75%. These rates were assumed to decrease 0.25% per year until they reached ultimate rates of 5.00% in 2023. Increasing the assumed health care trend by one percentage point in each year would increase the benefit obligation as of December 31, 2012, by $58 million and the total of the interest cost and service cost components of the net periodic benefit cost for 2012 by $3 million. Decreasing the assumed health care trend by one percentage point in each year would decrease the benefit obligation as of December 31, 2012, by $52 million and the total of the interest cost and service cost components of the net periodic benefit cost for 2012 by $2 million.

Investment Strategy and Asset Allocation

We seek to achieve the expected long-term rate of return with a prudent level of risk given the benefit obligations of the pension plans and their funded status. Our overall investment strategy is designed to provide our Cash Balance Plan with a balance of long-term growth opportunities and short-term benefit strategies while ensuring that risk is mitigated through diversification across numerous asset classes and various investment strategies. We target the asset allocation for our Cash Balance Plan at a target mix range of 35-55% equities, 35-55% fixed income, and approximately 10% in real estate, venture capital, private equity and other investments. The Employee Benefit Review Committee (EBRC), which includes several members of senior management, formally reviews the investment risk and performance of our Cash Balance Plan on a quarterly basis. Annual Plan liability analysis and periodic asset/liability evaluations are also conducted.

       Other benefit plan assets include (1) assets held in a 401(h) trust, which are invested with a target mix of 40-60% for both equities and fixed income, and (2) assets held in the Retiree Medical Plan Voluntary Employees' Beneficiary Association (VEBA) trust, which are invested with a general target asset mix of 20-40% equities and 60-80% fixed income. In addition, the strategy for the VEBA trust assets considers the effect of income taxes by utilizing a combination of variable annuity and low turnover investment strategies. Members of the EBRC formally review the investment risk and performance of these assets on a quarterly basis.

Projected Benefit Payments

Future benefits that we expect to pay under the pension and other benefit plans are presented in the following table. Other benefits payments are expected to be reduced by prescription drug subsidies from the federal government provided by the Medicare Prescription Drug, Improvement and Modernization Act of 2003.

	Pension benefits		Other benefits
		Non-	Future	Subsidy
(in millions)	Qualified	qualified	benefits	receipts
Year ended
December 31,
2013	$838	74	98	13
2014	813	69	100	14
2015	789	64	103	11
2016	785	64	105	11
2017	782	59	106	11
2018-2022	3,454	274	511	53

Fair Value of Plan Assets

The following table presents the balances of pension plan assets and other benefit plan assets measured at fair value. See Note 17 for fair value hierarchy level definitions.

	Carrying value at year end
	Pension plan assets				Other benefits plan assets
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
December 31, 2012
Cash and cash equivalents	$-	312	-	312	164	23	-	187
Long duration fixed income (1)	545	3,124	1	3,670	-	-	-	-
Intermediate (core) fixed income (2)	71	355	-	426	65	116	-	181
High-yield fixed income	5	367	-	372	-	-	-	-
International fixed income	251	112	-	363	-	-	-	-
Domestic large-cap stocks (3)	854	499	-	1,353	-	102	-	102
Domestic mid-cap stocks	283	158	-	441	-	41	-	41
Domestic small-cap stocks (4)	309	15	-	324	-	30	-	30
International stocks (5)	578	341	1	920	28	47	-	75
Emerging market stocks	-	538	-	538	-	-	-	-
Real estate/timber (6)	100	1	328	429	-	-	-	-
Multi-strategy hedge funds (7)	-	187	71	258	-	-	-	-
Private equity	-	-	145	145	-	-	-	-
Other	-	31	48	79	1	-	22	23
Total plan investments	$2,996	6,040	594	9,630	258	359	22	639
Payable upon return of securities loaned				(112)				(3)
Net receivables (payables)				21				-
Total plan assets				$9,539				636
December 31, 2011
Cash and cash equivalents	$-	432	-	432	180	33	-	213
Long duration fixed income (1)	376	2,229	1	2,606	13	74	-	87
Intermediate (core) fixed income (2)	88	380	6	474	4	60	-	64
High-yield fixed income	10	366	1	377	-	12	-	12
International fixed income	147	184	-	331	5	6	-	11
Domestic large-cap stocks (3)	1,163	600	2	1,765	39	31	-	70
Domestic mid-cap stocks	364	183	-	547	12	21	-	33
Domestic small-cap stocks (4)	281	10	-	291	9	17	-	26
International stocks (5)	570	349	1	920	19	40	-	59
Emerging market stocks	-	574	-	574	-	19	-	19
Real estate/timber (6)	102	-	355	457	3	-	12	15
Multi-strategy hedge funds (7)	-	-	251	251	-	-	8	8
Private equity	-	-	129	129	-	-	4	4
Other	-	29	46	75	1	1	23	25
Total plan investments	$3,101	5,336	792	9,229	285	314	47	646
Payable upon return of securities loaned				(145)				(5)
Net receivables (payables)				(23)				(1)
Total plan assets				$9,061				640

(1)       This category includes a diversified mix of assets which are being managed in accordance with a duration target of approximately 10 years and an emphasis on corporate credit bonds combined with investments in U.S. Treasury securities and other U.S. agency and non-agency bonds.

(2) This category includes assets that are primarily intermediate duration, investment grade bonds held in investment strategies benchmarked to the Barclays Capital U.S. Aggregate Bond Index. Includes U.S. Treasury securities, agency and non-agency asset-backed bonds and corporate bonds.

(3)       This category covers a broad range of investment styles, both active and passive approaches, as well as style characteristics of value, core and growth emphasized strategies. Assets in this category are currently diversified across eight unique investment strategies. For December 31, 2012 and 2011, respectively, approximately 24% and 34% of the assets within this category are passively managed to popular mainstream market indexes including the Standard & Poor's 500 Index; excluding the allocation to the S&P 500 Index strategy, no single investment manager represents more than 2.5% of total plan assets.

(4)       This category consists of a highly diversified combination of four distinct investment management strategies with no single strategy representing more than 2% of total plan assets. Allocations in this category are primarily spread across actively managed approaches with distinct value and growth emphasized approaches in fairly equal proportions.

(5)       This category includes assets diversified across six unique investment strategies providing exposure to companies based primarily in developed market, non-U.S. countries with no single strategy representing more than 2.5% of total plan assets.

(6)       This category primarily includes investments in private and public real estate, as well as timber specific limited partnerships; real estate holdings are diversified by geographic location and sector (e.g., retail, office, apartments).

(7)       This category consists of several investment strategies diversified across more than 30 hedge fund managers. Single manager allocation exposure is limited to 0.15% (15 basis points) of total plan assets.

The changes in Level 3 pension plan and other benefit plan assets measured at fair value are summarized as follows:

				Purchases,
	Balance			sales	Transfers	Balance
	beginning	Gains (losses)		and	Into/(Out of)	end of
(in millions)	of year	Realized	Unrealized (1)	settlements (net)	Level 3	year
Year ended December 31, 2012
Pension plan assets
Long duration fixed income	$1	-	-	-	-	1
Intermediate (core) fixed income	6	-	-	-	(6)	-
High-yield fixed income	1	-	-	-	(1)	-
Domestic large-cap stocks	2	-	-	-	(2)	-
International stocks	1	-	-	1	(1)	1
Real estate/timber	355	22	2	(51)	-	328
Multi-strategy hedge funds	251	1	2	8	(191)	71
Private equity	129	8	10	(2)	-	145
Other	46	1	3	(2)	-	48
	$792	32	17	(46)	(201)	594
Other benefits plan assets
Real estate/timber	$12	-	-	(12)	-	-
Multi-strategy hedge funds	8	-	-	(8)	-	-
Private equity	4	-	-	(4)	-	-
Other	23	-	-	(1)	-	22
	$47	-	-	(25)	-	22
Year ended December 31, 2011
Pension plan assets
Long duration fixed income	$-	-	-	1	-	1
Intermediate (core) fixed income	10	-	1	(5)	-	6
High-yield fixed income	1	-	-	-	-	1
Domestic large-cap stocks	4	-	(1)	(1)	-	2
International stocks	6	-	(1)	(4)	-	1
Real estate/timber	360	10	22	(37)	-	355
Multi-strategy hedge funds	313	5	(3)	(64)	-	251
Private equity	112	1	16	-	-	129
Other	41	4	-	1	-	46
	$847	20	34	(109)	-	792
Other benefits plan assets
Real estate/timber	$12	-	-	-	-	12
Multi-strategy hedge funds	10	-	-	(2)	-	8
Private equity	4	-	-	-	-	4
Other	22	-	-	1	-	23
	$48	-	-	(1)	-	47

(1)       All unrealized gains (losses) relate to instruments held at period end.

Valuation Methodologies Following is a description of the valuation methodologies used for assets measured at fair value.

Cash and Cash Equivalents – includes investments in collective investment funds valued at fair value based upon the quoted market values of the underlying net assets. The unit price is quoted on a private market that is not active; however, the unit price is based on underlying investments traded on an active market.

Long Duration, Intermediate (Core), High-Yield, and International Fixed Income – includes investments traded on the secondary markets; prices are measured by using quoted market prices for similar securities, pricing models, and discounted cash flow analyses using significant inputs observable in the market where available, or a combination of multiple valuation techniques. This group of assets also includes investments in registered investment companies valued at the NAV of shares held at year end, highly liquid government securities such as U.S. Treasuries and collective investment funds described above.

Domestic, International and Emerging Market Stocks – investments in exchange-traded equity securities are valued at quoted market values. This group of assets also includes investments in registered investment companies and collective investment funds described above.

Real Estate and Timber – the fair value of real estate and timber is estimated based primarily on appraisals prepared by third-party appraisers. Market values are estimates and the actual market price of the real estate can only be determined by negotiation between independent third parties in a sales transaction. This group of assets also includes investments in exchange-traded equity securities described above.

Multi-Strategy Hedge Funds and Private Equity – the fair values of hedge funds are valued based on the proportionate share of the underlying net assets of the investment funds that comprise the fund, based on valuations supplied by the underlying investment funds. Investments in private equity funds are valued at the NAV provided by the fund sponsor. Market values are estimates and the actual market price of the investments can only be determined by negotiation between independent third parties in a sales transaction.

Other – the fair values of miscellaneous investments are valued at the NAV provided by the fund sponsor. Market values are estimates and the actual market price of the investments can only be determined by negotiation between independent third parties in a sales transaction. This group of assets also includes insurance contracts that are generally stated at cash surrender value.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. While we believe our valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

Defined Contribution Retirement Plans

We sponsor a defined contribution retirement plan named the Wells Fargo & Company 401(k) Plan (401(k) Plan). Under the 401(k) Plan, after one month of service, eligible employees may contribute up to 50% of their certified compensation, although there may be a lower limit for certain highly compensated employees in order to maintain the qualified status of the 401(k) Plan. Eligible employees who complete one year of service are eligible for company matching contributions, which are generally dollar for dollar up to 6% of an employee's eligible certified compensation. Effective January 1, 2010, previous and future matching contributions are 100% vested for active participants.

In 2009, the 401(k) Plan was amended to permit us to make discretionary profit sharing contributions. Based on 2012, 2011 and 2010 earnings, we committed to make a contribution in shares of common stock to eligible employees' 401(k) Plan accounts equaling 2% of certified compensation for each respective year, which resulted in recognizing $318 million, $311 million and $316 million of defined contribution retirement plan expense recorded in 2012, 2011 and 2010, respectively. Total defined contribution retirement plan expenses were $1,143 million, $1,104 million and $1,092 million in 2012, 2011 and 2010, respectively.

Other Expenses

Expenses exceeding 1% of total interest income and noninterest income in any of the years presented that are not otherwise shown separately in the financial statements or Notes to Financial Statements were:

	Year ended December 31,
(in millions)	2012	2011	2010
Outside professional services	$2,729	2,692	2,370
Contract services	1,011	1,407	1,642
Foreclosed assets	1,061	1,354	1,537
Operating losses	2,235	1,261	1,258
Outside data processing	910	935	1,046
Postage, stationery and supplies	799	942	944

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

The components of income tax expense were:

	Year ended December 31,
(in millions)	2012	2011	2010
Current:
Federal	$9,141	3,352	1,425
State and local	1,198	468	548
Foreign	61	52	78
Total current	10,400	3,872	2,051
Deferred:
Federal	(1,151)	3,088	4,060
State and local	(166)	471	211
Foreign	20	14	16
Total deferred	(1,297)	3,573	4,287
Total	$9,103	7,445	6,338

The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in the following table.

	December 31,
(in millions)	2012	2011
Deferred tax assets
Allowance for loan losses	$6,192	6,955
Deferred compensation
and employee benefits	4,701	4,115
Accrued expenses	1,692	1,598
PCI loans	2,692	3,851
Basis difference in investments	1,182	2,104
Net operating loss and tax
credit carry forwards	1,058	1,701
Other	1,868	402
Total deferred tax assets	19,385	20,726
Deferred tax assets valuation allowance	(579)	(918)

Deferred tax liabilities
Mortgage servicing rights	(7,360)	(7,388)
Leasing	(4,414)	(4,344)
Mark to market, net	(2,401)	(4,027)
Intangible assets	(2,157)	(2,608)
Net unrealized gains on
securities available for sale	(4,135)	(2,619)
Insurance reserves	(1,707)	(1,197)
Other	(1,683)	(2,539)
Total deferred tax liabilities	(23,857)	(24,722)
Net deferred tax liability (1)	$(5,051)	(4,914)

(1)	Included in accrued expenses and other liabilities.

Deferred taxes related to net unrealized gains (losses) on securities available for sale, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI (see Note 23). These associated adjustments decreased OCI by $1.4 billion in 2012.

       We have determined that a valuation reserve is required for 2012 in the amount of $579 million predominantly attributable to deferred tax assets in various state and foreign jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.

       At December 31, 2012, we had net operating loss and credit carry forwards with related deferred tax assets of $900 million and $158 million, respectively. If these carry forwards are not utilized, they will expire in varying amounts through 2032.

       At December 31, 2012, we had undistributed foreign earnings of $1.3 billion related to foreign subsidiaries. We intend to reinvest these earnings indefinitely outside the U.S. and accordingly have not provided $367 million of income tax liability on these earnings.

The following table reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

	December 31,
	2012		2011		2010
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$9,800	35.0%	$8,160	35.0%	$6,545	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of
federal income tax benefit	856	3.1	730	3.1	586	3.1
Tax-exempt interest	(414)	(1.5)	(334)	(1.4)	(283)	(1.5)
Excludable dividends	(132)	(0.5)	(247)	(1.1)	(258)	(1.3)
Tax credits	(815)	(2.9)	(735)	(3.2)	(577)	(3.1)
Life insurance	(524)	(1.9)	(222)	(1.0)	(223)	(1.2)
Leveraged lease tax expense	347	1.2	272	1.2	461	2.5
Other	(15)	-	(179)	(0.7)	87	0.4
Effective income tax expense and rate	$9,103	32.5%	$7,445	31.9%	$6,338	33.9%

The lower effective tax rates for 2012 and 2011, as compared to 2010, were primarily due to the realization, for tax purposes, of tax benefits on previously written down investments. For 2012 this includes a tax benefit resulting from the surrender of previously written-down Wachovia life insurance investments. In addition, the 2011 effective tax rate was lower than the 2010 effective tax rate due to a decrease in tax expense associated with leveraged leases, as well as tax benefits related to charitable donations of appreciated securities.

       The change in unrecognized tax benefits follows:

	Year ended
	December 31,
(in millions)	2012	2011
Balance at beginning of year	$5,005	5,500
Additions:
For tax positions related to the current year	877	279
For tax positions related to prior years	491	255
Reductions:
For tax positions related to prior years	(114)	(358)
Lapse of statute of limitations	(23)	(75)
Settlements with tax authorities	(167)	(596)
Balance at end of year	$6,069	5,005

       Of the $6.1 billion of unrecognized tax benefits at December 31, 2012, approximately $4.3 billion would, if recognized, affect the effective tax rate. The remaining $1.8 billion of unrecognized tax benefits relates to income tax positions on temporary differences.

       We recognize interest and penalties as a component of income tax expense. At December 31, 2012 and 2011, we have accrued approximately $1.0 billion and $871 million for the payment of interest and penalties, respectively. We recognized in income tax expense in 2012 and 2011, interest and penalties of $92 million and $32 million, respectively.

       We are subject to U.S. federal income tax as well as income tax in numerous state and foreign jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. The IRS is currently examining the 2007 through 2010 consolidated federal income tax returns of Wells Fargo & Company and its subsidiaries. In addition, we are currently subject to examination by various state, local and foreign taxing authorities. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2007. Wachovia Corporation and its subsidiaries are no longer subject to federal examination; with few exceptions, they remain subject to state, local and foreign income tax examinations for 2008.

       We are also litigating or appealing various issues related to our prior IRS examinations for the periods 1999 and 2003 through 2006. On December 1, 2011, we filed a Notice of Appeal to the U.S. Court of Appeals for the Eighth Circuit relating to our lease restructuring transaction and that case is still pending. For Wachovia's 2003 through 2008 tax years, we are appealing various issues related to their IRS examinations. We have paid the IRS the contested income tax associated with these issues and refund claims have been filed for the respective years. It is possible that one or more of these examinations, appeals or litigation may be resolved within the next twelve months resulting in a decrease of up to $1.5 billion to our gross unrecognized tax benefits.

Earnings Per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Common Share [Abstract]
Earnings Per Common Share

The table below shows earnings per common share and diluted earnings per common share and reconciles the numerator and denominator of both earnings per common share calculations. See Note 1 for discussion of private share repurchases and the Consolidated Statement of Changes in Equity and Note 19 for information about stock and options activity and terms and conditions of warrants.

		Year ended December 31,
(in millions, except per share amounts)		2012	2011	2010
Wells Fargo net income		$18,897	15,869	12,362
Less:	Preferred stock dividends and other (1)	898	844	730
Wells Fargo net income applicable to common stock (numerator)		$17,999	15,025	11,632
Earnings per common share
Average common shares outstanding (denominator)		5,287.6	5,278.1	5,226.8
Per share		$3.40	2.85	2.23
Diluted earnings per common share
Average common shares outstanding		5,287.6	5,278.1	5,226.8
Add:	Stock Options	27.5	24.2	28.3
	Restricted share rights	36.4	21.1	8.0
Diluted average common shares outstanding (denominator)		5,351.5	5,323.4	5,263.1
Per share		$3.36	2.82	2.21

  Includes series J, K, L, I and N preferred stock dividends of $892 million, $844 million and $737 million for the years ended 2012, 2011 and 2010, respectively.

The following table presents the outstanding options and warrants to purchase shares of common stock that were anti-dilutive (the exercise price was higher than the weighted-average market price), and therefore not included in the calculation of diluted earnings per common share.

	Weighted-average shares
	Year ended December 31,
(in millions)	2012	2011	2010
Options	56.4	198.8	212.1
Warrants	39.2	39.4	66.9

Other Comprehensive Income	12 Months Ended
Dec. 31, 2012
Other Comprehensive Income [Abstract]
Other Comprehensive Income

The components of other comprehensive income (OCI) and the related tax effects were:

	Year ended December 31,
	2012			2011			2010
	Before	Tax	Net of	Before	Tax	Net of	Before	Tax	Net of
(in millions)	tax	effect	tax	tax	effect	tax	tax	effect	tax
Foreign currency translation adjustments:
Net unrealized gains (losses)
arising during the period	$(6)	2	(4)	(37)	13	(24)	83	(26)	57
Reclassification of net gains
to net income	(10)	4	(6)	-	-	-	-	-	-
Net unrealized gains (losses)
arising during the period	(16)	6	(10)	(37)	13	(24)	83	(26)	57
Securities available for sale:
Net unrealized gains (losses)
arising during the period	5,143	(1,921)	3,222	(588)	359	(229)	2,624	(1,134)	1,490
Reclassification of net (gains) losses
to net income	(271)	102	(169)	(696)	262	(434)	77	(29)	48
Net unrealized gains (losses)
arising during the period	4,872	(1,819)	3,053	(1,284)	621	(663)	2,701	(1,163)	1,538
Derivatives and hedging activities:
Net unrealized gains arising
during the period	52	(12)	40	190	(85)	105	750	(282)	468
Reclassification of net gains on cash flow
hedges to net income	(388)	147	(241)	(571)	217	(354)	(613)	234	(379)
Net unrealized gains (losses)
arising during the period	(336)	135	(201)	(381)	132	(249)	137	(48)	89
Defined benefit plans adjustments:
Net actuarial gains (losses) arising
during the period	(775)	290	(485)	(1,079)	411	(668)	20	(9)	11
Amortization of net actuarial loss and prior
service cost to net income	144	(54)	90	99	(38)	61	104	(45)	59
Net unrealized gains (losses)
arising during the period	(631)	236	(395)	(980)	373	(607)	124	(54)	70
Other comprehensive income (loss)	$3,889	(1,442)	2,447	(2,682)	1,139	(1,543)	3,045	(1,291)	1,754
Less: Other comprehensive income (loss) from
noncontrolling interests, net of tax			4			(12)			25
Wells Fargo other comprehensive
income (loss), net of tax			$2,443			(1,531)			1,729

Cumulative OCI balances were:

					Cumulative
	Foreign		Derivatives	Defined	other
	currency	Securities	and	benefit	compre-
	translation	available	hedging	plans	hensive
(in millions)	adjustments	for sale	activities	adjustments	income
Balance, December 31, 2009	$67	3,541	650	(1,249)	3,009
Net change	57	1,538	89	70	1,754
Less: Other comprehensive income (loss)
from noncontrolling interests	12	13	-	-	25
Balance, December 31, 2010	112	5,066	739	(1,179)	4,738
Net change	(24)	(663)	(249)	(607)	(1,543)
Less: Other comprehensive income (loss)
from noncontrolling interests	(2)	(10)	-	-	(12)
Balance, December 31, 2011	90	4,413	490	(1,786)	3,207
Net change	(10)	3,053	(201)	(395)	2,447
Less: Other comprehensive income (loss)
from noncontrolling interests	-	4	-	-	4
Balance, December 31, 2012	$80	7,462	289	(2,181)	5,650

Operating Segments	12 Months Ended
Dec. 31, 2012
Operating Segments [Abstract]
Operating Segments

We have three operating segments for management reporting: Community Banking; Wholesale Banking; and Wealth, Brokerage and Retirement. The results for these operating segments are based on our management accounting process, for which there is no comprehensive, authoritative guidance equivalent to GAAP for financial accounting. The management accounting process measures the performance of the operating segments based on our management structure and is not necessarily comparable with similar information for other financial services companies. We define our operating segments by product type and customer segment. If the management structure and/or the allocation process changes, allocations, transfers and assignments may change. In first quarter 2011, we realigned a private equity business into Wholesale Banking from Community Banking. In first quarter 2012, we modified internal funds transfer rates and the allocation of funding. The prior periods have been revised to reflect these changes.

Community Banking offers a complete line of diversified financial products and services to consumers and small businesses with annual sales generally up to $20 million in which the owner generally is the financial decision maker. Community Banking also offers investment management and other services to retail customers and securities brokerage through affiliates. These products and services include the Wells Fargo Advantage FundsSM, a family of mutual funds. Loan products include lines of credit, auto floor plan lines, equity lines and loans, equipment and transportation loans, education loans, origination and purchase of residential mortgage loans and servicing of mortgage loans and credit cards. Other credit products and financial services available to small businesses and their owners include equipment leases, real estate and other commercial financing, Small Business Administration financing, venture capital financing, cash management, payroll services, retirement plans, Health Savings Accounts, credit cards, and merchant payment processing. Community Banking also offers private label financing solutions for retail merchants across the United States and purchases retail installment contracts from auto dealers in the United States and Puerto Rico. Consumer and business deposit products include checking accounts, savings deposits, market rate accounts, Individual Retirement Accounts, time deposits, global remittance and debit cards.

       Community Banking serves customers through a complete range of channels, including traditional banking stores, in-store banking centers, business centers, ATMs, Online and Mobile Banking, and Wells Fargo Customer Connection, a 24-hours a day, seven days a week telephone service.

Wholesale Banking provides financial solutions to businesses across the United States with annual sales generally in excess of $20 million and to financial institutions globally. Wholesale Banking provides a complete line of commercial, corporate, capital markets, cash management and real estate banking products and services. These include traditional commercial loans and lines of credit, letters of credit, asset-based lending, equipment leasing, international trade facilities, trade financing, collection services, foreign exchange services, treasury management, investment management, institutional fixed-income sales, interest rate, commodity and equity risk management, online/electronic products such as the Commercial Electronic Office® (CEO®) portal, insurance, corporate trust fiduciary and agency services, and investment banking services. Wholesale Banking manages customer investments through institutional separate accounts and mutual funds, including the Wells Fargo Advantage Funds and Wells Capital Management. Wholesale Banking also supports the CRE market with products and services such as construction loans for commercial and residential development, land acquisition and development loans, secured and unsecured lines of credit, interim financing arrangements for completed structures, rehabilitation loans, affordable housing loans and letters of credit, permanent loans for securitization, CRE loan servicing and real estate and mortgage brokerage services.

Wealth, Brokerage and Retirement provides a full range of financial advisory services to clients using a planning approach to meet each client's needs. Wealth Management provides affluent and high net worth clients with a complete range of wealth management solutions, including financial planning, private banking, credit, investment management and trust. Abbot Downing, a Wells Fargo business, provides comprehensive wealth management services to ultra high net worth families and individuals as well as their endowments and foundations. Brokerage serves customers' advisory, brokerage and financial needs as part of one of the largest full-service brokerage firms in the United States. Retirement is a national leader in providing institutional retirement and trust services (including 401(k) and pension plan record keeping) for businesses, retail retirement solutions for individuals, and reinsurance services for the life insurance industry.

Other includes corporate items (such as integration expenses related to the Wachovia merger) not specific to a business segment and elimination of certain items that are included in more than one business segment.

			Wealth,
			Brokerage
	Community	Wholesale	and		Consolidated
(income/expense in millions, average balances in billions)	Banking	Banking	Retirement	Other (1)	Company
2012
Net interest income (2)	$29,045	12,648	2,768	(1,231)	43,230
Provision for credit losses	6,835	286	125	(29)	7,217
Noninterest income	24,360	11,444	9,392	(2,340)	42,856
Noninterest expense	30,840	12,082	9,893	(2,417)	50,398
Income (loss) before income tax expense (benefit)	15,730	11,724	2,142	(1,125)	28,471
Income tax expense (benefit)	4,774	3,943	814	(428)	9,103
Net income (loss) before noncontrolling interests	10,956	7,781	1,328	(697)	19,368
Less: Net income from noncontrolling interests	464	7	-	-	471
Net income (loss) (3)	$10,492	7,774	1,328	(697)	18,897

2011
Net interest income (2)	$29,657	11,616	2,844	(1,354)	42,763
Provision (reversal of provision) for credit losses	7,976	(110)	170	(137)	7,899
Noninterest income	21,124	9,952	9,333	(2,224)	38,185
Noninterest expense	29,252	11,177	9,934	(970)	49,393
Income (loss) before income tax expense (benefit)	13,553	10,501	2,073	(2,471)	23,656
Income tax expense (benefit)	4,104	3,495	785	(939)	7,445
Net income (loss) before noncontrolling interests	9,449	7,006	1,288	(1,532)	16,211
Less: Net income from noncontrolling interests	316	19	7	-	342
Net income (loss) (3)	$9,133	6,987	1,281	(1,532)	15,869

2010
Net interest income (2)	$31,885	11,474	2,707	(1,309)	44,757
Provision for credit losses	13,807	1,920	334	(308)	15,753
Noninterest income	22,604	10,951	9,023	(2,125)	40,453
Noninterest expense	30,071	11,269	9,768	(652)	50,456
Income (loss) before income tax expense (benefit)	10,611	9,236	1,628	(2,474)	19,001
Income tax expense (benefit)	3,347	3,315	616	(940)	6,338
Net income (loss) before noncontrolling interests	7,264	5,921	1,012	(1,534)	12,663
Less: Net income from noncontrolling interests	274	20	7	-	301
Net income (loss) (3)	$6,990	5,901	1,005	(1,534)	12,362

2012
Average loans	$487.1	273.8	42.7	(28.4)	775.2
Average assets	761.1	481.7	164.6	(65.8)	1,341.6
Average core deposits	591.2	227.0	137.5	(61.8)	893.9

2011
Average loans	$496.3	249.1	43.0	(31.3)	757.1
Average assets	752.3	428.1	155.2	(65.3)	1,270.3
Average core deposits	556.3	202.1	130.0	(61.7)	826.7

  Includes Wachovia integration expenses, through completion in the first quarter of 2012, and the elimination of items that are included in both Community Banking and Wealth, Brokerage and Retirement, largely representing services and products for wealth management customers provided in Community Banking stores.
  Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets and, if the segment has excess liabilities, interest credits for providing funding to other segments. The cost of liabilities includes interest expense on segment liabilities and, if the segment does not have enough liabilities to fund its assets, a funding charge based on the cost of excess liabilities from another segment.
  Represents segment net income (loss) for Community Banking; Wholesale Banking; and Wealth, Brokerage and Retirement segments and Wells Fargo net income for the consolidated company.

Parent-Only Financial Statements	12 Months Ended
Dec. 31, 2012
Parent Company Financial Statements [Abstract]
Parent-Only Financial Statements

The following tables present Parent-only condensed financial statements.

Parent-Only Statement of Income

	Year ended December 31,
(in millions)	2012	2011	2010
Income
Dividends from subsidiaries:
Bank	$11,767	11,546	12,896
Nonbank	1,150	140	21
Interest income from subsidiaries	897	914	1,375
Other interest income	222	242	304
Other income	267	460	363
Total income	14,303	13,302	14,959
Expense
Interest Expense:
Indebtedness to nonbank subsidiaries	287	254	312
Short-term borrowings	1	1	1
Long-term debt	1,877	2,423	2,874
Other	23	8	2
Noninterest expense	1,127	77	1,335
Total expense	3,315	2,763	4,524
Income before income tax benefit and
equity in undistributed income of subsidiaries	10,988	10,539	10,435
Income tax benefit	(903)	(584)	(749)
Equity in undistributed income of subsidiaries	7,006	4,746	1,178
Net income	$18,897	15,869	12,362

Parent-Only Statement of Comprehensive Income

	Year ended December 31,
(in millions)	2012	2011	2010
Net income	$18,897	15,869	12,362
Other comprehensive income (loss), net of tax:
Securities available for sale	61	(50)	(30)
Derivatives and hedging activities	31	(1)	(88)
Defined benefit plans adjustment	(379)	(650)	114
Equity in other comprehensive income of subsidiaries	2,730	(830)	1,733
Other comprehensive income (loss), net of tax:	2,443	(1,531)	1,729
Total comprehensive income	$21,340	14,338	14,091

Parent-Only Balance Sheet

	December 31,
(in millions)	2012	2011
Assets
Cash and cash equivalents due from:
Subsidiary banks	$35,697	19,312
Nonaffiliates	5	30
Securities available for sale	7,268	7,427

Loans to subsidiaries:
Bank	-	3,885
Nonbank	41,068	46,987
Investments in subsidiaries:
Bank	148,693	135,155
Nonbank	19,492	17,294
Other assets	7,880	7,579
Total assets	$260,103	237,669
Liabilities and equity
Short-term borrowings	$1,592	759
Accrued expenses and other liabilities	8,332	7,052
Long-term debt	76,233	77,613
Indebtedness to nonbank subsidiaries	16,392	12,004
Total liabilities	102,549	97,428
Stockholders' equity	157,554	140,241
Total liabilities and equity	$260,103	237,669

Parent-Only Statement of Cash Flows

	Year ended December 31,
(in millions)	2012	2011	2010
Cash flows from operating activities:
Net cash provided by operating activities	$13,365	15,049	14,180
Cash flows from investing activities:
Securities available for sale:
Sales proceeds	6,171	11,459	2,441
Prepayments and maturities	30	-	-
Purchases	(5,845)	(16,487)	(119)
Loans:
Net repayments from (advances to) subsidiaries	9,191	1,318	(5,485)
Capital notes and term loans made to subsidiaries	(1,850)	(1,340)	-
Principal collected on notes/loans made to subsidiaries	2,462	5,779	11,282
Net decrease (increase) in investment in subsidiaries	(5,218)	(610)	1,198
Other, net	(2)	230	15
Net cash provided by investing activities	4,939	349	9,332
Cash flows from financing activities:
Net increase (decrease) in short-term borrowings and
indebtedness to subsidiaries	5,456	(242)	1,860
Long-term debt:
Proceeds from issuance	16,989	7,058	1,789
Repayment	(18,693)	(31,198)	(23,281)
Preferred stock:
Proceeds from issuance	1,377	2,501	-
Cash dividends paid	(892)	(844)	(737)
Common stock warrants repurchased	(1)	(2)	(545)
Common stock:
Proceeds from issuance	2,091	1,296	1,375
Repurchased	(3,918)	(2,416)	(91)
Cash dividends paid	(4,565)	(2,537)	(1,045)
Excess tax benefits related to stock option payments	226	79	98
Other, net	(14)	-	-
Net cash used by financing activities	(1,944)	(26,305)	(20,577)
Net change in cash and due from banks	16,360	(10,907)	2,935
Cash and due from banks at beginning of year	19,342	30,249	27,314
Cash and due from banks at end of year	$35,702	19,342	30,249

Regulatory and Agency Capital Requirements	12 Months Ended
Dec. 31, 2012
Regulatory and Agency Capital Requirements [Abstract]
Regulatory and Agency Capital Requirements

The Company and each of its subsidiary banks are subject to regulatory capital adequacy requirements promulgated by federal regulatory agencies. The Federal Reserve establishes capital requirements, including well capitalized standards, for the consolidated financial holding company, and the OCC has similar requirements for the Company's national banks, including Wells Fargo Bank, N.A.

       We do not consolidate our wholly-owned trust (the Trust) formed solely to issue trust preferred and preferred purchase securities (the Securities). Securities issued by the Trust includable in Tier 1 capital were $4.8 billion at December 31, 2012. During 2012, we redeemed $2.7 billion of trust preferred securities. Under applicable regulatory capital guidelines issued by bank regulatory agencies, upon notice of redemption, the redeemed trust preferred securities no longer qualify as Tier 1 Capital for the Company. This redemption is consistent with the Capital Plan the Company submitted to the Federal Reserve Board and the actions the Company previously announced on March 13, 2012.

       Certain subsidiaries of the Company are approved seller/servicers, and are therefore required to maintain minimum levels of shareholders' equity, as specified by various agencies, including the United States Department of Housing and Urban Development, GNMA, FHLMC and FNMA. At December 31, 2012, each seller/servicer met these requirements. Certain broker-dealer subsidiaries of the Company are subject to SEC Rule 15c3-1 (the Net Capital Rule), which requires that we maintain minimum levels of net capital, as defined. At December 31, 2012, each of these subsidiaries met these requirements.

       The following table presents regulatory capital information for Wells Fargo & Company and Wells Fargo Bank, N.A.

	Wells Fargo & Company		Wells Fargo Bank, N.A.		Well-	Minimum
	December 31,				capitalized	capital
(in billions, except ratios)	2012	2011	2012	2011	ratios (1)	ratios (1)
Regulatory capital:
Tier 1	$126.6	114.0	101.3	92.6
Total	157.6	148.5	124.8	117.9

Assets:
Risk-weighted	$1,077.1	1,005.6	1,002.0	923.2
Adjusted average (2)	1,336.4	1,262.6	1,195.9	1,115.4

Capital ratios:
Tier 1 capital (3)	11.75%	11.33	10.11	10.03	6.00	4.00
Total capital (3)	14.63	14.76	12.45	12.77	10.00	8.00
Tier 1 leverage (2)	9.47	9.03	8.47	8.30	5.00	4.00

  As defined by the regulations issued by the Federal Reserve, OCC and FDIC.
  The leverage ratio consists of Tier 1 capital divided by quarterly average total assets, excluding goodwill and certain other items. The minimum leverage ratio guideline is 3% for banking organizations that do not anticipate significant growth and that have well-diversified risk, excellent asset quality, high liquidity, good earnings, effective management and monitoring of market risk and, in general, are considered top-rated, strong banking organizations.
  Effective September 30, 2012, we refined our determination of the risk weighting of certain unused lending commitments that provide for the ability to issue standby letters of credit and commitments to issue standby letters of credit under syndication arrangements where we have an obligation to issue in a lead agent or similar capacity beyond our contractual participation level.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Line Items]
Nature of Operations

Wells Fargo & Company is a diversified financial services company. We provide banking, insurance, trust and investments, mortgage banking, investment banking, retail banking, brokerage, and consumer and commercial finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states, the District of Columbia, and in foreign countries. When we refer to “Wells Fargo,” “the Company,” “we,” “our” or “us,” we mean Wells Fargo & Company and Subsidiaries (consolidated). Wells Fargo & Company (the Parent) is a financial holding company and a bank holding company. We also hold a majority interest in a real estate investment trust, which has publicly traded preferred stock outstanding.

Use of Estimates

Our accounting and reporting policies conform with U.S. generally accepted accounting principles (GAAP) and practices in the financial services industry. To prepare the financial statements in conformity with GAAP, management must make estimates based on assumptions about future economic and market conditions (for example, unemployment, market liquidity, real estate prices, etc.) that affect the reported amounts of assets and liabilities at the date of the financial statements and income and expenses during the reporting period and the related disclosures. Although our estimates contemplate current conditions and how we expect them to change in the future, it is reasonably possible that actual conditions could be worse than anticipated in those estimates, which could materially affect our results of operations and financial condition. Management has made significant estimates in several areas, including allowance for credit losses and purchased credit-impaired (PCI) loans (Note 6), valuations of residential mortgage servicing rights (MSRs) (Notes 8 and 9) and financial instruments (Note 17), liability for mortgage loan repurchase losses (Note 9) and income taxes (Note 21). Actual results could differ from those estimates.

Accounting Standards Adopted in 2012

Accounting Standards Adopted in 2012

In first quarter 2012, we adopted the following new accounting guidance:

  ASU 2011-05, Presentation of Comprehensive Income;
  ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05;
  ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs; and
  ASU 2011-03, Reconsideration of Effective Control for Repurchase Agreements.

In third quarter 2012, we early adopted Accounting Standards Update (ASU or Update) 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment.

Accounting Standards with Retrospective Application

Accounting Standards with Retrospective Application

The following accounting pronouncements have been issued by the FASB but are not yet effective:

  Accounting Standards Update (ASU or Update) 2011-11, Disclosures about Offsetting Assets and Liabilities; and
  ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.

Consolidation

Consolidation

Our consolidated financial statements include the accounts of the Parent and our majority-owned subsidiaries and VIEs (defined below) in which we are the primary beneficiary. Significant intercompany accounts and transactions are eliminated in consolidation. If we own at least 20% of an entity, we generally account for the investment using the equity method. If we own less than 20% of an entity, we generally carry the investment at cost, except marketable equity securities, which we carry at fair value with changes in fair value included in OCI. Investments accounted for under the equity or cost method are included in other assets.

We are a variable interest holder in certain special-purpose entities (SPEs) in which equity investors do not have the characteristics of a controlling financial interest or where the entity does not have enough equity at risk to finance its activities without additional subordinated financial support from other parties (referred to as VIEs). Our variable interest arises from contractual, ownership or other monetary interests in the entity, which change with fluctuations in the fair value of the entity's net assets. We consolidate a VIE if we are the primary beneficiary, defined as the party that that has both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. A variable interest is a contractual, ownership or other interest that changes with changes in the fair value of the VIE's net assets. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an on-going basis.

Cash and Due From Banks	Cash and Due From Banks Cash and cash equivalents include cash on hand, cash items in transit, and amounts due from the Federal Reserve Bank and other depository institutions.
Trading Assets

Trading Assets

Trading assets are primarily securities, including corporate debt, U.S. government agency obligations and other securities that we acquire for short-term appreciation or other trading purposes, and the fair value of derivatives held for customer accommodation purposes or risk mitigation and hedging. Interest-only strips and other retained interests in securitizations that can be contractually prepaid or otherwise settled in a way that the holder would not recover substantially all of its recorded investment are classified as trading assets. Trading assets are carried at fair value, with interest and dividend income recorded in interest income and realized and unrealized gains and losses recorded in noninterest income. Periodic cash settlements on derivatives and other trading assets are recorded in noninterest income.

Available for Sale

Investments

Securities available for sale Debt securities that we might not hold until maturity and marketable equity securities are classified as securities available for sale and reported at fair value. Unrealized gains and losses, after applicable income taxes, are reported in cumulative OCI. Fair value measurement is based upon quoted prices in active markets, if available. If quoted prices in active markets are not available, fair values are measured using pricing models or other model-based valuation techniques such as the present value of future cash flows, adjusted for the security's credit rating, prepayment assumptions and other factors such as credit loss assumptions and market liquidity. See Note 17 for more information on fair value measurement of our securities.

       We conduct other-than-temporary impairment (OTTI) analysis on a quarterly basis or more often if a potential loss-triggering event occurs. The initial indicator of OTTI for both debt and equity securities is a decline in fair market value below the amount recorded for an investment and the severity and duration of the decline.

       For a debt security for which there has been a decline in the fair value below amortized cost basis, we recognize OTTI if we (1) have the intent to sell the security, (2) it is more likely than not that we will be required to sell the security before recovery of its amortized cost basis, or (3) we do not expect to recover the entire amortized cost basis of the security.

       Estimating recovery of the amortized cost basis of a debt security is based upon an assessment of the cash flows expected to be collected. If the cash flows expected to be collected are less than amortized cost, OTTI is considered to have occurred. In performing an assessment of the cash flows expected to be collected, we consider all relevant information including:

  the length of time and the extent to which the fair value has been less than the amortized cost basis;
  the historical and implied volatility of the fair value of the security;
  the cause of the price decline, such as the general level of interest rates or adverse conditions specifically related to the security, an industry or a geographic area;
  the issuer's financial condition, near-term prospects and ability to service the debt;
  the payment structure of the debt security and the likelihood of the issuer being able to make payments that increase in the future;
  for asset-backed securities, the credit performance of the underlying collateral, including delinquency rates, level of non-performing assets, cumulative losses to date, collateral value and the remaining credit enhancement compared with expected credit losses;
  any change in rating agencies' credit ratings at evaluation date from acquisition date and any likely imminent action;
  independent analyst reports and forecasts, sector credit ratings and other independent market data; and
  recoveries or additional declines in fair value subsequent to the balance sheet date.

         If we intend to sell the security, or if it is more likely than not we will be required to sell the security before recovery, an OTTI write-down is recognized in earnings equal to the entire difference between the amortized cost basis and fair value of the security. For debt securities that are considered other-than-temporarily impaired that we do not intend to sell or it is more likely than not that we will not be required to sell before recovery, the OTTI write-down is separated into an amount representing the credit loss, which is recognized in earnings, and the amount related to all other factors, which is recognized in OCI. The measurement of the credit loss component is equal to the difference between the debt security's cost basis and the present value of its expected future cash flows discounted at the security's effective yield. The remaining difference between the security's fair value and the present value of future expected cash flows is due to factors that are not credit-related and, therefore, are recognized in OCI. We believe that we will fully collect the carrying value of securities on which we have recorded a non-credit-related impairment in OCI.

         We hold investments in perpetual preferred securities (PPS) that are structured in equity form, but have many of the characteristics of debt instruments, including periodic cash flows in the form of dividends, call features, ratings that are similar to debt securities and pricing like long-term callable bonds.

         Because of the hybrid nature of these securities, we evaluate PPS for OTTI using a model similar to the model we use for debt securities as described above. Among the factors we consider in our evaluation of PPS are whether there is any evidence of deterioration in the credit of the issuer as indicated by a decline in cash flows or a rating agency downgrade to below investment grade and the estimated recovery period. Additionally, in determining if there was evidence of credit deterioration, we evaluate: (1) the severity of decline in market value below cost, (2) the period of time for which the decline in fair value has existed, and (3) the financial condition and near-term prospects of the issuer, including any specific events which may influence the operations of the issuer. We consider PPS to be other-than-temporarily impaired if cash flows expected to be collected are insufficient to recover our investment or if we no longer believe the security will recover within the estimated recovery period. OTTI write-downs of PPS are recognized in earnings equal to the difference between the cost basis and fair value of the security. Based upon the factors considered in our OTTI evaluation, we believe our investments in PPS currently rated investment grade will be fully realized and, accordingly, have not recognized OTTI on such securities.

         For marketable equity securities other than PPS, OTTI evaluations focus on whether evidence exists that supports recovery of the unrealized loss within a timeframe consistent with temporary impairment. This evaluation considers the severity of and length of time fair value is below cost, our intent and ability to hold the security until forecasted recovery of the fair value of the security, and the investee's financial condition, capital strength, and near-term prospects.

         The securities portfolio is an integral part of our asset/liability management process. We manage these investments to provide liquidity, manage interest rate risk and maximize portfolio yield within capital risk limits approved by management and the Board of Directors and monitored by the Corporate Asset/Liability Management Committee (Corporate ALCO). We recognize realized gains and losses on the sale of these securities in noninterest income using the specific identification method.

       Unamortized premiums and discounts are recognized in interest income over the contractual life of the security using the interest method. As principal repayments are received on securities (i.e., primarily mortgage-backed securities (MBS)) a proportionate amount of the related premium or discount is recognized in income so that the effective interest rate on the remaining portion of the security continues unchanged.

Equity and Cost Method Investments

Nonmarketable equity INVESTMENTS Nonmarketable equity investments include low income housing tax credit investments, venture capital equity securities that are not publicly traded and securities acquired for various purposes, such as to meet regulatory requirements (for example, Federal Reserve Bank and Federal Home Loan Bank (FHLB) stock). These investments are accounted for under the cost or equity method and are included in other assets. We review those assets accounted for under the cost or equity method at least quarterly for possible OTTI. Our review typically includes an analysis of the facts and circumstances of each investment, the expectations for the investment's cash flows and capital needs, the viability of its business model and our exit strategy. We reduce the asset value when we consider declines in value to be other than temporary. We recognize the estimated loss as a loss from equity investments in noninterest income.

Repurchase and Resale Agreements

Securities Purchased and Sold Agreements

Securities purchased under resale agreements and securities sold under repurchase agreements are accounted for as collateralized financing transactions and are recorded at the acquisition or sale price plus accrued interest. It is our policy to take possession of securities purchased under resale agreements, which are primarily U.S. Government and Government agency securities. We monitor the market value of securities purchased and sold, and obtain collateral from or return it to counterparties when appropriate. These financing transactions do not create material credit risk given the collateral provided and the related monitoring process.

Finance, Loan and Lease Receivables, Held-for-sale

Mortgages and Loans Held for Sale

Mortgages held for sale (MHFS) include commercial and residential mortgages originated for sale and securitization in the secondary market, which is our principal market, or for sale as whole loans. We elect the fair value option for substantially all residential MHFS (see Note 17). The remaining residential MHFS are held at the lower of cost or market value (LOCOM), and are valued on an aggregate portfolio basis. Commercial MHFS are held at LOCOM and are valued on an individual loan basis.

       Loans held for sale (LHFS) are carried at LOCOM or at fair value. Generally, consumer loans are valued on an aggregate portfolio basis, and commercial loans are valued on an individual loan basis.

       Gains and losses on MHFS are recorded in mortgage banking noninterest income. Gains and losses on LHFS are recorded in other noninterest income. Direct loan origination costs and fees for MHFS and LHFS under fair value option are recognized in income at origination. For MHFS and LHFS recorded at LOCOM, loan costs and fees are deferred at origination and are recognized in income at time of sale. Interest income on MHFS and LHFS is calculated based upon the note rate of the loan and is recorded to interest income.

       Our lines of business are authorized to originate held-for-investment loans that meet or exceed established loan product profitability criteria, including minimum positive net interest margin spreads in excess of funding costs. When a determination is made at the time of commitment to originate loans as held for investment, it is our intent to hold these loans to maturity or for the “foreseeable future,” subject to periodic review under our corporate asset/liability management process. In determining the “foreseeable future” for these loans, management considers (1) the current economic environment and market conditions, (2) our business strategy and current business plans, (3) the nature and type of the loan receivable, including its expected life, and (4) our current financial condition and liquidity demands. Consistent with our core banking business of managing the spread between the yield on our assets and the cost of our funds, loans are periodically reevaluated to determine if our minimum net interest margin spreads continue to meet our profitability objectives. If subsequent changes in interest rates significantly impact the ongoing profitability of certain loan products, we may subsequently change our intent to hold these loans, and we would take actions to sell such loans in response to the Corporate ALCO directives to reposition our balance sheet because of the changes in interest rates. These directives identify both the type of loans to be sold and the weighted average coupon rate of such loans no longer meeting our ongoing investment criteria. Upon the issuance of such directives, we immediately transfer these loans to the MHFS portfolio at LOCOM.

Loans

Loans

Loans are reported at their outstanding principal balances net of any unearned income, cumulative charge-offs, unamortized deferred fees and costs on originated loans and unamortized premiums or discounts on purchased loans. PCI loans are reported net of any remaining purchase accounting adjustments. See the “Purchased Credit-Impaired Loans” section in this Note for our accounting policy for PCI loans.

       Unearned income, deferred fees and costs, and discounts and premiums are amortized to interest income over the contractual life of the loan using the interest method. Loan commitment fees are generally deferred and amortized into noninterest income on a straight-line basis over the commitment period.

Loans also include direct financing leases that are recorded at the aggregate of minimum lease payments receivable plus the estimated residual value of the leased property, less unearned income. Leveraged leases, which are a form of direct financing leases, are recorded net of related nonrecourse debt. Leasing income is recognized as a constant percentage of outstanding lease financing balances over the lease terms in interest income.

Nonaccrual AND PAST DUE loans We generally place loans on nonaccrual status when:

  the full and timely collection of interest or principal becomes uncertain (generally based on an assessment of the borrower's financial condition and the adequacy of collateral, if any);
  they are 90 days (120 days with respect to real estate 1-4 family first and junior lien mortgages) past due for interest or principal, unless both well-secured and in the process of collection;
  part of the principal balance has been charged off (including loans discharged in bankruptcy);

  effective first quarter 2012, for junior lien mortgages, we have evidence that the related first lien mortgage may be 120 days past due or in the process of foreclosure regardless of the junior lien delinquency status; or
  effective third quarter 2012, performing consumer loans are discharged in bankruptcy, regardless of their delinquency status.

       PCI loans are written down at acquisition to fair value using an estimate of cash flows deemed to be collectible. Accordingly, such loans are no longer classified as nonaccrual even though they may be contractually past due because we expect to fully collect the new carrying values of such loans (that is, the new cost basis arising out of purchase accounting).

       When we place a loan on nonaccrual status, we reverse the accrued unpaid interest receivable against interest income and amortization of any net deferred fees is suspended. If the ultimate collectability of the recorded loan balance is in doubt on a nonaccrual loan, the cost recovery method is used and cash collected is applied to first reduce the carrying value of the loan. Otherwise, interest income may be recognized to the extent cash is received. Generally, we return a loan to accrual status when all delinquent interest and principal become current under the terms of the loan agreement and collectability of remaining principal and interest is no longer doubtful.

       For modified loans, we re-underwrite at the time of a restructuring to determine if there is sufficient evidence of sustained repayment capacity based on the borrower's financial strength, including documented income, debt to income ratios and other factors. If the borrower has demonstrated performance under the previous terms and the underwriting process shows the capacity to continue to perform under the restructured terms, the loan will generally remain in accruing status. When a loan classified as a TDR performs in accordance with its modified terms, the loan either continues to accrue interest (for performing loans) or will return to accrual status after the borrower demonstrates a sustained period of performance (generally six consecutive months of payments, or equivalent, inclusive of consecutive payments made prior to the modification). Loans will be placed on nonaccrual status and a corresponding charge-off is recorded if we believe it is probable that principal and interest contractually due under the modified terms of the agreement will not be collectible.

              Our loans are considered past due when contractually required principal or interest payments have not been made on the due dates.

LOAN CHARGE-OFF POLICIES For commercial loans, we generally fully charge off or charge down to net realizable value (fair value of collateral, less estimated costs to sell) for loans secured by collateral when:

  management judges the loan to be uncollectible;
  repayment is deemed to be protracted beyond reasonable time frames;
  the loan has been classified as a loss by either our internal loan review process or our banking regulatory agencies;
  the customer has filed bankruptcy and the loss becomes evident owing to a lack of assets; or
  the loan is 180 days past due unless both well-secured and in the process of collection.

For consumer loans, we fully charge off or charge down to net realizable value when deemed uncollectible due to bankruptcy or other factors, or no later than reaching a defined number of days past due, as follows:

  1-4 family first and junior lien mortgages – We generally charge down to net realizable value when the loan is 180 days past due.
  Auto loans – We generally fully charge off when the loan is 120 days past due.
  Credit card loans – We generally fully charge off when the loan is 180 days past due.
  Unsecured loans (closed end) – We generally charge off when the loan is 120 days past due.
  Unsecured loans (open end) – We generally charge off when the loan is 180 days past due.
  Other secured loans – We generally fully or partially charge down to net realizable value when the loan is 120 days past due.

We implemented the guidance in the Office of the Comptroller of the Currency (OCC) update to Bank Accounting Advisory Series (OCC guidance) issued in third quarter 2012, which requires consumer loans discharged in bankruptcy to be written down to net realizable value and classified as nonaccrual troubled debt restructurings (TDRs), regardless of their delinquency status.

Impaired loans We consider a loan to be impaired when, based on current information and events, we determine that we will not be able to collect all amounts due according to the loan contract, including scheduled interest payments. This evaluation is generally based on delinquency information, an assessment of the borrower's financial condition and the adequacy of collateral, if any. Our impaired loans predominantly include loans on nonaccrual status for commercial and industrial, commercial real estate (CRE), foreign loans and any loans modified in a TDR, on both accrual and nonaccrual status.

When we identify a loan as impaired, we measure the impairment based on the present value of expected future cash flows, discounted at the loan's effective interest rate. When collateral is the sole source of repayment for the loan, we may measure impairment based on the fair value of the collateral. If foreclosure is probable, we use the current fair value of the collateral less estimated selling costs, instead of discounted cash flows.

If we determine that the value of an impaired loan is less than the recorded investment in the loan (net of previous charge-offs, deferred loan fees or costs and unamortized premium or discount), we recognize impairment. When the value of an impaired loan is calculated by discounting expected cash flows, interest income is recognized using the loan's effective interest rate over the remaining life of the loan.

Troubled debt restructurings (TDRs) In situations where, for economic or legal reasons related to a borrower's financial difficulties, we grant a concession for other than an insignificant period of time to the borrower that we would not otherwise consider, the related loan is classified as a TDR. These modified terms may include rate reductions, principal forgiveness, term extensions, payment forbearance and other actions intended to minimize our economic loss and to avoid foreclosure or repossession of the collateral. For modifications where we forgive principal, the entire amount of such principal forgiveness is immediately charged off. Loans classified as TDRs, including loans in trial payment periods (trial modifications), are considered impaired loans.

Purchased credit-impaired (PCI) loans Loans acquired with evidence of credit deterioration since their origination and where it is probable that we will not collect all contractually required principal and interest payments are PCI loans. PCI loans are recorded at fair value at the date of acquisition, and the historical allowance for credit losses related to these loans is not carried over. Some loans that otherwise meet the definition as credit-impaired are specifically excluded from the PCI loan portfolios, such as revolving loans where the borrower still has revolving privileges.

       Evidence of credit quality deterioration as of the purchase date may include statistics such as past due and nonaccrual status, commercial risk ratings, recent borrower credit scores and recent loan-to-value percentages. Generally, acquired loans that meet our definition for nonaccrual status are considered to be credit-impaired.

       Substantially all commercial and industrial, CRE and foreign PCI loans are accounted for as individual loans. Conversely, consumer PCI loans have been aggregated into pools based on common risk characteristics. Each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.

       Accounting for PCI loans involves estimating fair value, at acquisition, using the principal and interest cash flows expected to be collected discounted at the prevailing market rate of interest. The excess of cash flows expected to be collected over the carrying value (estimated fair value at acquisition date) is referred to as the accretable yield and is recognized in interest income using an effective yield method over the remaining life of the loan, or pool of loans, in situations where there is a reasonable expectation about the timing and amount of cash flows to be collected. The difference between contractually required payments and the cash flows expected to be collected at acquisition, considering the impact of prepayments, is referred to as the nonaccretable difference.

       Subsequent to acquisition, we regularly evaluate our estimates of cash flows expected to be collected. If we have probable decreases in cash flows expected to be collected (other than due to decreases in interest rate indices and changes in prepayment assumptions), we charge the provision for credit losses, resulting in an increase to the allowance for loan losses. If we have probable and significant increases in cash flows expected to be collected, we first reverse any previously established allowance for loan losses and then increase interest income as a prospective yield adjustment over the remaining life of the loan, or pool of loans. Estimates of cash flows are impacted by changes in interest rate indices for variable rate loans and prepayment assumptions, both of which are treated as prospective yield adjustments included in interest income.

       Resolutions of loans may include sales of loans to third parties, receipt of payments in settlement with the borrower, or foreclosure of the collateral. For individual PCI loans, gains or losses on sales to third parties are included in noninterest income, and gains or losses as a result of a settlement with the borrower are included in interest income. Our policy is to remove an individual loan from a pool based on comparing the amount received from its resolution with its contractual amount. Any difference between these amounts is absorbed by the nonaccretable difference for the entire pool. This removal method assumes that the amount received from resolution approximates pool performance expectations. The remaining accretable yield balance is unaffected and any material change in remaining effective yield caused by this removal method is addressed by our quarterly cash flow evaluation process for each pool. For loans that are resolved by payment in full, there is no release of the nonaccretable difference for the pool because there is no difference between the amount received at resolution and the contractual amount of the loan. Modified PCI loans are not removed from a pool even if those loans would otherwise be deemed TDRs. Modified PCI loans that are accounted for individually are considered TDRs, and removed from PCI accounting if there has been a concession granted in excess of the original nonaccretable difference. We include these TDRs in our impaired loans.

FORECLOSED ASSETS Foreclosed assets obtained through our lending activities primarily include real estate. Generally, loans have been written down to their net realizable value prior to foreclosure. Any further reduction to their net realizable value is recorded with a charge to the allowance for credit losses at foreclosure. We allow up to 90 days after foreclosure to finalize determination of net realizable value. Thereafter, changes in net realizable value are recorded to noninterest expense. The net realizable value of these assets is reviewed and updated periodically depending on the type of property.

Allowance for Credit Losses (ACL) The allowance for credit losses is management's estimate of credit losses inherent in the loan portfolio, including unfunded credit commitments, at the balance sheet date. We have an established process to determine the appropriateness of the allowance for credit losses that assesses the losses inherent in our portfolio and related unfunded credit commitments. While we attribute portions of the allowance to our respective commercial and consumer portfolio segments, the entire allowance is available to absorb credit losses inherent in the total loan portfolio and unfunded credit commitments.

       Our process involves procedures to appropriately consider the unique risk characteristics of our commercial and consumer loan portfolio segments. For each portfolio segment, losses are estimated collectively for groups of loans with similar characteristics, individually or pooled for impaired loans or, for PCI loans, based on the changes in cash flows expected to be collected.

       Our allowance levels are influenced by loan volumes, loan grade migration or delinquency status, historic loss experience influencing loss factors, and other conditions influencing loss expectations, such as economic conditions.

Commercial Portfolio Segment ACL Methodology Generally, commercial loans are assessed for estimated losses by grading each loan using various risk factors as identified through periodic reviews. We apply historic grade-specific loss factors to the aggregation of each funded grade pool. These historic loss factors are also used to estimate losses for unfunded credit commitments. In the development of our statistically derived loan grade loss factors, we observe historical losses over a relevant period for each loan grade. These loss estimates are adjusted as appropriate based on additional analysis of long-term average loss experience compared to previously forecasted losses, external loss data or other risks identified from current economic conditions and credit quality trends.

       The allowance also includes an amount for the estimated impairment on nonaccrual commercial loans and commercial loans modified in a TDR, whether on accrual or nonaccrual status.

Consumer Portfolio Segment ACL Methodology For consumer loans, not identified as a TDR, we determine the allowance predominantly on a collective basis utilizing forecasted losses to represent our best estimate of inherent loss. We pool loans, generally by product types with similar risk characteristics, such as residential real estate mortgages and credit cards. As appropriate and to achieve greater accuracy, we may further stratify selected portfolios by sub-product, origination channel, vintage, loss type, geographic location and other predictive characteristics. Models designed for each pool are utilized to develop the loss estimates. We use assumptions for these pools in our forecast models, such as historic delinquency and default, loss severity, home price trends, unemployment trends, and other key economic variables that may influence the frequency and severity of losses in the pool.

In determining the appropriate allowance attributable to our residential mortgage portfolio, we take into consideration portfolios determined to be at elevated risk, such as junior lien mortgages behind delinquent first lien mortgages and junior lien lines of credit subject to near term significant payment increases. We incorporate the default rates and high severity of loss for these higher risk portfolios including the impact of our established loan modification programs. When modifications occur or are probable to occur, our allowance considers the impact of these modifications, taking into consideration the associated credit cost, including re-defaults of modified loans and projected loss severity. Accordingly, the loss content associated with the effects of existing and probable loan modifications and higher risk portfolios has been captured in our allowance methodology.

       We separately estimate impairment for consumer loans that have been modified in a TDR (including trial modifications), whether on accrual or nonaccrual status.

OTHER ACL MATTERS The allowance for credit losses for both portfolio segments includes an amount for imprecision or uncertainty that may change from period to period. This amount represents management's judgment of risks inherent in the processes and assumptions used in establishing the allowance. This imprecision considers economic environmental factors, modeling assumptions and performance, process risk, and other subjective factors, including industry trends and risk assessments for our commitments to regulatory and government agencies regarding settlements of mortgage foreclosure-related matters.

Securitizations and Beneficial Interests

Securitizations and Beneficial Interests

In certain asset securitization transactions that meet the applicable criteria to be accounted for as a sale, assets are sold to an entity referred to as an SPE, which then issues beneficial interests in the form of senior and subordinated interests collateralized by the assets. In some cases, we may retain beneficial interests issued by the entity. Additionally, from time to time, we may also re-securitize certain assets in a new securitization transaction.

       The assets and liabilities transferred to an SPE are excluded from our consolidated balance sheet if the transfer qualifies as a sale and we are not required to consolidate the SPE.

       For transfers of financial assets recorded as sales, we recognize and initially measure at fair value all assets obtained (including beneficial interests) and liabilities incurred. We record a gain or loss in noninterest income for the difference between the carrying amount and the fair value of the assets sold. Fair values are based on quoted market prices, quoted market prices for similar assets, or if market prices are not available, then the fair value is estimated using discounted cash flow analyses with assumptions for credit losses, prepayments and discount rates that are corroborated by and verified against market observable data, where possible. Retained interests from securitizations with off-balance sheet entities, including SPEs and VIEs where we are not the primary beneficiary, are classified as available for sale securities, trading account assets or loans, and are accounted for as described herein.

Mortgage Servicing Rights

Mortgage Servicing Rights (MSRs)

We recognize the rights to service mortgage loans for others, or MSRs, as assets whether we purchase the MSRs or the MSRs result from a sale or securitization of loans we originate (asset transfers). We initially record all of our MSRs at fair value. Subsequently, residential loan MSRs are carried at fair value. All of our MSRs related to our commercial mortgage loans are subsequently measured at LOCOM.

We base the fair value of MSRs on the present value of estimated future net servicing income cash flows. We estimate future net servicing income cash flows with assumptions that market participants would use to estimate fair value, including estimates of prepayment speeds (which are influenced by changes in mortgage interest rates and borrower behavior, including estimates for borrower default), discount rates, cost to service (including delinquency and foreclosure costs), escrow account earnings, contractual servicing fee income, ancillary income and late fees. Our valuation approach is validated by our internal valuation model validation group and our valuation estimates are periodically benchmarked to third party appraisals on a quarterly basis.

       Changes in the fair value of MSRs occur primarily due to the collection/realization of expected cash flows, as well as changes in valuation inputs and assumptions. For MSRs carried at fair value, changes in fair value are reported in noninterest income in the period in which the change occurs. MSRs subsequently measured at LOCOM are amortized in proportion to, and over the period of, estimated net servicing income. The amortization of MSRs is reported in noninterest income, analyzed monthly and adjusted to reflect changes in prepayment speeds, as well as other factors.

       MSRs accounted for at LOCOM are periodically evaluated for impairment based on the fair value of those assets. For purposes of impairment evaluation and measurement, we stratify MSRs based on the predominant risk characteristics of the underlying loans, including investor and product type. If, by individual stratum, the carrying amount of these MSRs exceeds fair value, a valuation reserve is established. The valuation reserve is adjusted as the fair value changes.

Premises and Equipment

Premises and Equipment

Premises and equipment are carried at cost less accumulated depreciation and amortization. Capital leases, where we are the lessee, are included in premises and equipment at the capitalized amount less accumulated amortization.

       We primarily use the straight-line method of depreciation and amortization. Estimated useful lives range up to 40 years for buildings, up to 10 years for furniture and equipment, and the shorter of the estimated useful life or lease term for leasehold improvements. We amortize capitalized leased assets on a straight-line basis over the lives of the respective leases.

Goodwill and Identifiable Intangible Assets

Goodwill and Identifiable Intangible Assets

Goodwill is recorded in business combinations under the purchase method of accounting when the purchase price is higher than the fair value of net assets, including identifiable intangible assets.

       We assess goodwill for impairment at a reporting unit level on an annual basis or more frequently in certain circumstances. We have determined that our reporting units are one level below the operating segments. We have the option of performing a qualitative assessment of goodwill. We may also elect to bypass the qualitative test and proceed directly to a quantitative test. We initially perform a qualitative assessment of goodwill to test for impairment. If, based on our qualitative review, we conclude that more likely than not a reporting unit's fair value is less than its carrying amount, then we complete quantitative steps as described below to determine if there is goodwill impairment. If we conclude that a reporting unit's fair value is not less than its carrying amount, quantitative tests are not required. We assess goodwill for impairment on a reporting unit level and apply various quantitative valuation methodologies when required to compare the estimated fair value to the carrying value of each reporting unit. Valuation methodologies include discounted cash flow and earnings multiple approaches. If the fair value is less than the carrying amount, an additional test is required to measure the amount of impairment. We recognize impairment losses as a charge to noninterest expense (unless related to discontinued operations) and an adjustment to the carrying value of the goodwill asset. Subsequent reversals of goodwill impairment are prohibited.

       We amortize core deposit and other customer relationship intangibles on an accelerated basis over useful lives not exceeding 10 years. We review such intangibles for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Impairment is indicated if the sum of undiscounted estimated future net cash flows is less than the carrying value of the asset. Impairment is permanently recognized by writing down the asset to the extent that the carrying value exceeds the estimated fair value.

Operating lease assets

Operating Lease Assets

Operating lease rental income for leased assets is recognized in other income on a straight-line basis over the lease term. Related depreciation expense is recorded on a straight-line basis over the estimated useful life, considering the estimated residual value of the leased asset. The useful life may be adjusted to the term of the lease depending on our plans for the asset after the lease term. On a periodic basis, leased assets are reviewed for impairment. Impairment loss is recognized if the carrying amount of leased assets exceeds fair value and is not recoverable. The carrying amount of leased assets is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the lease payments and the estimated residual value upon the eventual disposition of the equipment.

Liability for Mortgage Loan Repurchase Losses

Liability for Mortgage Loan Repurchase Losses

We sell residential mortgage loans to various parties, including (1) Freddie Mac and Fannie Mae (government-sponsored entities (GSEs)), which include the mortgage loans in GSE-guaranteed mortgage securitizations, (2) special purpose entities that issue private label MBS, and (3) other financial institutions that purchase mortgage loans for investment or private label securitization. In addition, we pool Federal Housing Administration (FHA)-insured and Department of Veterans Affairs (VA)-guaranteed mortgage loans, which back securities guaranteed by the Government National Mortgage Association (GNMA).

       We may be required to repurchase mortgage loans, indemnify the securitization trust, investor or insurer, or reimburse the securitization trust, investor or insurer for credit losses incurred on loans (collectively “repurchase”) in the event of a breach of specified contractual representations or warranties that are not remedied within a period (usually 90 days or less) after we receive notice of the breach. Our loan sale contracts to private investors (non-GSE) typically contain an additional provision where we would only be required to repurchase securitized loans if a breach is deemed to have a material and adverse effect on the value of the mortgage loan or to the investors or interests of security holders in the mortgage loan.

We establish mortgage repurchase liabilities related to various representations and warranties that reflect management's estimate of losses for loans for which we could have a repurchase obligation, whether or not we currently service those loans, based on a combination of factors. Such factors include default expectations, expected investor repurchase demands (influenced by current and expected mortgage loan file requests and mortgage insurance rescission notices, as well as estimated demand to default and file request relationships) and appeals success rates (where the investor rescinds the demand based on a cure of the defect or acknowledges that the loan satisfies the investor's applicable representations and warranties), reimbursement by correspondent and other third party originators, and projected loss severity. We establish a liability at the time loans are sold and continually update our liability estimate during their life. Although activity can vary by investor, investors may demand repurchase at any time and there is often a lag from the date of default to the time we receive a repurchase demand. This lag has lengthened as some investor audit reviews, particularly by the GSEs, have changed to reopen or expand reviews on previously defaulted populations. Accordingly, the majority of repurchase demands continue to be on loans that default in the first 24 to 36 months following origination of the mortgage loan.

       The liability for mortgage loan repurchase losses is included in other liabilities. For additional information on our repurchase liability, see Note 9.

Pension Accounting

Pension Accounting

We account for our defined benefit pension plans using an actuarial model. Two principal assumptions in determining net periodic pension cost are the discount rate and the expected long term rate of return on plan assets.

A discount rate is used to estimate the present value of our future pension benefit obligations. We use a consistent methodology to determine the discount rate that is based on an established yield curve methodology. This methodology incorporates a broad group of top quartile Aa bonds consisting of approximately 325-350 bonds. The discount rate is determined by matching this yield curve with the timing and amounts of the expected benefit payments for our plans.

Our determination of the reasonableness of our expected long-term rate of return on plan assets is highly quantitative by nature. We evaluate the current asset allocations and expected returns under two sets of conditions: projected returns using several forward-looking capital market assumptions, and historical returns for the main asset classes dating back to 1970 or the earliest period for which historical data was readily available for the asset classes included. Using long term historical data allows us to capture multiple economic environments, which we believe is relevant when using historical returns. We place greater emphasis on the forward-looking return and risk assumptions than on historical results. We use the resulting projections to derive a base line expected rate of return and risk level for the Cash Balance Plans' prescribed asset mix. We evaluate the portfolio based on: (1) the established target asset allocations over short term (one-year) and longer term (ten-year) investment horizons, and (2) the range of potential outcomes over these horizons within specific standard deviations. We perform the above analyses to assess the reasonableness of our expected long-term rate of return on plan assets. We consider the expected rate of return to be a long-term average view of expected returns. The use of an expected long term rate of return on plan assets may cause us to recognize pension income returns that are greater or less than the actual returns of plan assets in any given year. Differences between expected and actual returns in each year, if any, are included in our net actuarial gain or loss amount, which is recognized in OCI. We generally amortize net actuarial gain or loss in excess of a 5% corridor from accumulated OCI into net periodic pension cost over the estimated average remaining participation period, which at December 31, 2012, is 16 years. See Note 20 for additional information on our pension accounting.

Income Taxes

Income Taxes

We file consolidated and separate company federal income tax returns, foreign tax returns and various combined and separate company state tax returns.

We evaluate two components of income tax expense: current and deferred. Current income tax expense represents our estimated taxes to be paid or refunded for the current period and includes income tax expense related to our uncertain tax positions. We determine deferred income taxes using the balance sheet method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities, and recognizes enacted changes in tax rates and laws in the period in which they occur. Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. Deferred tax assets are recognized subject to management's judgment that realization is “more likely than not.” Uncertain tax positions that meet the more likely than not recognition threshold are measured to determine the amount of benefit to recognize. An uncertain tax position is measured at the largest amount of benefit that management believes has a greater than 50% likelihood of realization upon settlement. Tax benefits not meeting our realization criteria represent unrecognized tax benefits. Foreign taxes paid are generally applied as credits to reduce federal income taxes payable. We account for interest and penalties as a component of income tax expense.

Stock-Based Compensation

Stock-Based Compensation

We have stock-based employee compensation plans as more fully discussed in Note 19. Our Long-Term Incentive Compensation Plan provides for awards of incentive and nonqualified stock options, stock appreciation rights, restricted shares, RSRs, performance share awards and stock awards without restrictions. We measure the cost of employee services received in exchange for an award of equity instruments, such as stock options, restricted share rights (RSRs) or performance shares, based on the fair value of the award on the grant date. The cost is normally recognized in our income statement over the vesting period of the award; awards with graded vesting are expensed on a straight line method. Awards that continue to vest after retirement are expensed over the shorter of the period of time between the grant date and the final vesting period or between the grant date and when a team member becomes retirement eligible; awards to team members who are retirement eligible at the grant date are subject to immediate expensing upon grant.

Earnings Per Common Share

Earnings Per Common Share

We compute earnings per common share by dividing net income (after deducting dividends on preferred stock) by the average number of common shares outstanding during the year. We compute diluted earnings per common share by dividing net income (after deducting dividends and related accretion on preferred stock) by the average number of common shares outstanding during the year, plus the effect of common stock equivalents (for example, stock options, restricted share rights, convertible debentures and warrants) that are dilutive.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

We use fair value measurements in our fair value disclosures and to record certain assets and liabilities at fair value on a recurring basis, such as trading assets, or on a nonrecurring basis such as measuring impairment on assets carried at amortized cost.

Determination of Fair Value We base our fair values on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. These fair value measurements are based on exit prices and determined by maximizing the use of observable inputs. However, for certain instruments we must utilize unobservable inputs in determining fair value due to the lack of observable inputs in the market which requires greater judgment in measuring fair value.

       In instances where there is limited or no observable market data, fair value measurements for assets and liabilities are based primarily upon our own estimates or combination of our own estimates and third-party vendor or broker pricing, and the measurements are often calculated based on current pricing for products we offer or issue, the economic and competitive environment, the characteristics of the asset or liability and other such factors. As with any valuation technique used to estimate fair value, changes in underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values. Accordingly, these fair value estimates may not be realized in an actual sale or immediate settlement of the asset or liability.

       We incorporate lack of liquidity into our fair value measurement based on the type of asset or liability measured and the valuation methodology used. For example, for certain residential MHFS and certain securities where the significant inputs have become unobservable due to illiquid markets and vendor or broker pricing is not used, we use a discounted cash flow technique to measure fair value. This technique incorporates forecasting of expected cash flows (adjusted for credit loss assumptions and estimated prepayment speeds) discounted at an appropriate market discount rate to reflect the lack of liquidity in the market that a market participant would consider. For other securities where vendor or broker pricing is used, we use either unadjusted broker quotes or vendor prices or vendor or broker prices adjusted by weighting them with internal discounted cash flow techniques to measure fair value. These unadjusted vendor or broker prices inherently reflect any lack of liquidity in the market as the fair value measurement represents an exit price from a market participant viewpoint.

       Where markets are inactive and transactions are not orderly, transaction or quoted prices for assets or liabilities in inactive markets may require adjustment due to the uncertainty of whether the underlying transactions are orderly. For items that use price quotes in inactive markets, such as certain security classes within securities available for sale, we analyze the degree of market inactivity and distressed transactions to determine the appropriate adjustment to the price quotes.

       The methodology used to adjust the quotes involves weighting the price quotes and results of internal pricing techniques such as the net present value of future expected cash flows (with observable inputs, where available) discounted at a rate of return market participants require. The significant inputs utilized in the internal pricing techniques, which are estimated by type of underlying collateral, include credit loss assumptions, estimated prepayment speeds and discount rates.

       The more active and orderly markets for particular security classes are determined to be, the more weighting is assigned to price quotes. The less active and orderly markets are determined to be, the less weighting is assigned to price quotes. We continually assess the level and volume of market activity in our investment security classes in determining adjustments, if any, to price quotes. Given market conditions can change over time, our determination of which securities markets are considered active or inactive can change. If we determine a market to be inactive, the degree to which price quotes require adjustment, can also change. See Note 17 for further discussion of the valuation methodologies applied to financial instruments to determine fair value.

Fair Value Hierarchy We group our assets and liabilities measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. These levels are:

  Level 1 – Valuation is based upon quoted prices for identical instruments traded in active markets.
  Level 2 – Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.
  Level 3 – Valuation is generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.

       In the determination of the classification of financial instruments in Level 2 or Level 3 of the fair value hierarchy, we consider all available information, including observable market data, indications of market liquidity and orderliness, and our understanding of the valuation techniques and significant inputs used. For securities in inactive markets, we use a predetermined percentage to evaluate the impact of fair value adjustments derived from weighting both external and internal indications of value to determine if the instrument is classified as Level 2 or Level 3. Based upon the specific facts and circumstances of each instrument or instrument category, we make judgments regarding the significance of the Level 3 inputs to the instruments' fair value measurement in its entirety. If Level 3 inputs are considered significant, the instrument is classified as Level 3.

Derivatives and Hedging Activities

Derivatives and Hedging Activities

We recognize all derivatives in the balance sheet at fair value. On the date we enter into a derivative contract, we designate the derivative as (1) a hedge of the fair value of a recognized asset or liability, including hedges of foreign currency exposure (“fair value” hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (3) held for trading, customer accommodation or asset/liability risk management purposes, including economic hedges not qualifying for hedge accounting. For a fair value hedge, we record changes in the fair value of the derivative and, to the extent that it is effective, changes in the fair value of the hedged asset or liability attributable to the hedged risk, in current period earnings in the same financial statement category as the hedged item. For a cash flow hedge, we record changes in the fair value of the derivative to the extent that it is effective in OCI, with any ineffectiveness recorded in current period earnings. We subsequently reclassify these changes in fair value to net income in the same period(s) that the hedged transaction affects net income in the same financial statement category as the hedged item. For free-standing derivatives, we report changes in the fair values in current period noninterest income.

       For fair value and cash flow hedges qualifying for hedge accounting, we formally document at inception the relationship between hedging instruments and hedged items, our risk management objective, strategy and our evaluation of effectiveness for our hedge transactions. This includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities in the balance sheet or to specific forecasted transactions. Periodically, as required, we also formally assess whether the derivative we designated in each hedging relationship is expected to be and has been highly effective in offsetting changes in fair values or cash flows of the hedged item using the regression analysis method or, in limited cases, the dollar offset method.

       We discontinue hedge accounting prospectively when (1) a derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item, (2) a derivative expires or is sold, terminated or exercised, (3) a derivative is de-designated as a hedge, because it is unlikely that a forecasted transaction will occur, or (4) we elect to discontinue the designation of a derivative as a hedge.

       When we discontinue hedge accounting because a derivative no longer qualifies as an effective fair value hedge, we continue to carry the derivative in the balance sheet at its fair value with changes in fair value included in earnings, and no longer adjust the previously hedged asset or liability for changes in fair value. Previous adjustments to the hedged item are accounted for in the same manner as other components of the carrying amount of the asset or liability.

       When we discontinue cash flow hedge accounting because the hedging instrument is sold, terminated or no longer designated (de-designated), the amount reported in OCI up to the date of sale, termination or de-designation continues to be reported in OCI until the forecasted transaction affects earnings.

       When we discontinue cash flow hedge accounting because it is probable that a forecasted transaction will not occur, we continue to carry the derivative in the balance sheet at its fair value with changes in fair value included in earnings, and immediately recognize gains and losses that were accumulated in OCI in earnings.

       In all other situations in which we discontinue hedge accounting, the derivative will be carried at its fair value in the balance sheet, with changes in its fair value recognized in current period earnings.

       We occasionally purchase or originate financial instruments that contain an embedded derivative. At inception of the financial instrument, we assess (1) if the economic characteristics of the embedded derivative are not clearly and closely related to the economic characteristics of the financial instrument (host contract), (2) if the financial instrument that embodies both the embedded derivative and the host contract is not measured at fair value with changes in fair value reported in earnings, and (3) if a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative. If the embedded derivative meets all of these conditions, we separate it from the host contract by recording the bifurcated derivative at fair value and the remaining host contract at the difference between the basis of the hybrid instrument and the fair value of the bifurcated derivative. The bifurcated derivative is carried as a free-standing derivative at fair value with changes recorded in current period earnings.

       By using derivatives, we are exposed to counterparty credit risk if counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to legally enforceable master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. To the extent derivatives subject to master netting arrangements meet the applicable requirements, including determining the legal enforceability of the arrangement, it is our policy to present derivatives balances and related cash collateral amounts net in the balance sheet. Counterparty credit risk related to derivatives is considered in determining fair value and our assessment of hedge effectiveness.

Private Share Repurchases

Private Share Repurchases

During 2012 and 2011, we repurchased approximately 36 million shares and 6 million shares, respectively, under repurchase contracts. We entered into these transactions to complement our open-market common stock repurchase strategies, to allow us to manage our share repurchases in a manner consistent with our capital plan submitted under the 2012 Comprehensive Capital Analysis and Review (CCAR), and to provide an economic benefit to the Company.

As of December 31, 2012, we had a forward repurchase contract outstanding to repurchase an estimated 6 million shares, which is expected to settle in first quarter 2013. In connection with this contract, we paid $200 million to the counterparty, which was recorded in permanent equity in the quarter paid and was not subject to re-measurement. The classification of the up-front payment as permanent equity assured that we would have appropriate repurchase timing consistent with our 2012 capital plan, which contemplated a fixed dollar amount available per quarter for share repurchases pursuant to Federal Reserve Board (FRB) supervisory guidance. In return, the counterparty agreed to deliver a variable number of shares based on a per share discount to the volume-weighted average stock price over the contract period. The counterparty has the right to accelerate settlement with delivery of shares prior to the contractual settlement. There are no scenarios where the contracts would not either physically settle in shares or allow us to choose the settlement method.

Subsequent Events

Subsequent EventsWe have evaluated the effects of subsequent events that have occurred subsequent to period end December 31, 2012, and there have been no material events that would require recognition in our 2012 consolidated financial statements or disclosure in the Notes to the financial statements, except for the announcement on January 7, 2013, that the Company, along with nine other mortgage services, entered into term sheets with the OCC and the FRB that provide the parties will enter into amendments to the Consent Orders, which would end our Independent Foreclosure Review (IFR) programs created by Article VII of an April 2011 Interagency Consent Order and replace it with an accelerated remediation process. The amendments to the Consent Orders have not yet been entered into with the OCC or FRB.

       In aggregate, the servicers have agreed to make direct, cash payments of $3.3 billion and to provide $5.2 billion in additional assistance, such as loan modifications, to consumers. Our portion of the cash settlement is $766 million, which is based on the proportionate share of Wells Fargo-serviced loans in the overall IFR population. We fully accrued the cash portion of the settlement in 2012, along with other remediation-related costs. We also committed to foreclosure prevention actions which include first and second lien modifications and short sales/deeds-in-lieu of foreclosure on $1.2 billion of loans. We anticipate meeting this commitment primarily through first lien modification and short sale activities. We are required to meet this commitment within two years of signing the agreement and we anticipate that we will be able to meet our commitment within the required timelines. This commitment did not result in any charge as we believe that this commitment is covered through the existing allowance for credit losses and the nonaccretable difference relating to the purchased credit-impaired loan portfolios.

ASU 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment [Member]
Significant Accounting Policies [Line Items]
Accounting Standards Adopted in 2012

ASU 2012-02 provides entities with the option to perform a qualitative assessment of indefinite-lived intangible assets to test for impairment. If, based on qualitative reviews, a company concludes it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount, then the company must complete quantitative steps to determine if the asset is impaired. If a company concludes otherwise, quantitative tests are not required. Our adoption of this Update did not affect our consolidated financial statements.

ASU 2011-05, Presentation of Comprehensive Income [Member]
Significant Accounting Policies [Line Items]
Accounting Standards Adopted in 2012

ASU 2011-05 eliminates the option for companies to include the components of other comprehensive income in the statement of changes in stockholders' equity. This Update requires entities to present the components of comprehensive income in either a single statement or in two separate statements, with the statement of other comprehensive income (OCI) immediately following the statement of income. This Update also requires companies to present amounts reclassified out of OCI and into net income on the face of the statement of income.

In January 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. This guidance requires supplemental disclosures for significant amounts reclassified out of accumulated other comprehensive income and is effective for us in first quarter 2013 with prospective application. We adopted the remaining provisions of ASU 2011-05 in first quarter 2012 with retrospective application. This Update did not affect our consolidated financial results as it amends only the presentation of comprehensive income.

ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05 [Member]
Significant Accounting Policies [Line Items]
Accounting Standards Adopted in 2012	In December 2011, the FASB issued ASU 2011-12, which deferred the requirement to present reclassification adjustments on the statement of income.
ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS [Member]
Significant Accounting Policies [Line Items]
Accounting Standards Adopted in 2012

ASU 2011-04 modifies accounting guidance and expands existing disclosure requirements for fair value measurements. This Update clarifies how fair values should be measured for instruments classified in stockholders' equity and under what circumstances premiums and discounts should be applied in fair value measurements. This Update also permits entities to measure fair value on a net basis for financial instruments that are managed based on net exposure to market risks and/or counterparty credit risk. ASU 2011-04 requires new disclosures for financial instruments classified as Level 3, including: 1) quantitative information about unobservable inputs used in measuring fair value, 2) qualitative discussion of the sensitivity of fair value measurements to changes in unobservable inputs, and 3) a description of valuation processes used. This Update also requires disclosure of fair value levels for financial instruments that are not recorded at fair value but for which fair value is required to be disclosed. We adopted this guidance in first quarter 2012 with prospective application, resulting in expanded fair value disclosures. The measurement clarifications of this Update did not have a material effect on our consolidated financial statements.

ASU 2011-03, Reconsideration of Effective Control for Repurchase Agreements [Member]
Significant Accounting Policies [Line Items]
Accounting Standards Adopted in 2012

ASU 2011-03 amends the criteria companies use to determine if repurchase and similar agreements should be accounted for as sales or financings. Specifically, this Update removes the criterion for transferors to have the ability to meet contractual obligations through collateral maintenance provisions, even if transferees fail to return transferred assets pursuant to the agreements. We adopted this guidance in first quarter 2012 with prospective application to new transactions and existing transactions modified on or after January 1, 2012. This Update did not have a material effect on our consolidated financial statements.

ASU 2011-11, Disclosure about Offsetting Assets and Liabilities [Member]
Significant Accounting Policies [Line Items]
Accounting Standards with Retrospective Application

ASU 2011-11 expands the disclosure requirements for certain financial instruments and derivatives that are subject to enforceable master netting agreements or similar arrangements. The disclosures are required regardless of whether the instruments have been offset (or netted) in the statement of financial position. Under ASU 2011-11, companies must describe the nature of offsetting arrangements and provide quantitative information about those agreements, including the gross and net amounts of financial instruments that are recognized in the statement of financial position.

These changes are effective for us in first quarter 2013 with retrospective application. The Updates will not affect our consolidated financial results since they amend only the disclosure requirements for offsetting financial instruments.

ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities [Member]
Significant Accounting Policies [Line Items]
Accounting Standards with Retrospective Application

In January 2013, the FASB issued ASU 2013-01, which clarifies the scope of ASU 2011-11 by limiting the disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent they are subject to an enforceable master netting or similar arrangement.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies [Abstract]
Supplemental Cash Flow Information

	Year ended December 31,
(in millions)	2012	2011	2010
Transfers from trading assets to securities available for sale	$-	47	-
Transfers from loans to securities available for sale	921	2,822	3,476
Trading assets retained from securitizations of MHFS	85,108	61,599	19,815
Capitalization of MSRs from sale of MHFS	4,988	4,089	4,570
Transfers from MHFS to foreclosed assets	223	224	262
Transfers from loans to MHFS	7,584	6,305	230
Transfers from loans to LHFS	143	129	1,313
Transfers from loans to foreclosed assets	9,016	9,315	8,699
Changes in consolidations (deconsolidations) of variable interest entities:
Trading assets	-	-	155
Securities available for sale	(40)	7	(7,590)
Loans	(245)	(599)	26,117
Other assets	-	-	212
Short-term borrowings	-	-	5,127
Long-term debt	(293)	(628)	13,613
Accrued expenses and other liabilities	-	-	(32)
Decrease in noncontrolling interests due to deconsolidation of subsidiaries	-	-	440
Transfer from noncontrolling interests to long-term debt	-	-	345
Consolidation of reverse mortgages previously sold:
Loans	-	5,483	-
Long-term debt	-	5,425	-

Business Combinations (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations Tables [Abstract]
Summary of Business Combinations Completed

(in millions)	Date	Assets
2012
EverKey Global Partners Limited / EverKey Global Management LLC /
EverKey Global Partners (GP), LLC / EverKey Global Focus (GP), LLC – Bahamas/New York, New York	January 1	$7
Burdale Financial Holdings Limited / Certain Assets of Burdale Capital Finance, Inc. – England/Stamford, Connecticut	February 1	874
Energy Lending Business of BNP Paribas, SA – Houston, Texas	April 20	3,639
Merlin Securities, LLC / Merlin Canada LTD. / Certain Assets and Liabilities
of Merlin Group Holdings, LLC – San Francisco, California/Toronto, Ontario	August 1	281
		$4,801
2011
CP Equity, LLC – Denver, Colorado	July 1	$389
Certain assets of Foreign Currency Exchange Corp – Orlando, Florida	August 1	46
LaCrosse Holdings, LLC – Minneapolis, Minnesota	November 30	116
Other (1)	Various	37
		$588
2010
Certain assets of GMAC Commercial Finance, LLC – New York, New York	April 30	$430
Other (2)	Various	40
		$470

  Consists of seven acquisitions of insurance brokerage businesses.
  Consists of five acquisitions of insurance brokerage businesses.

Federal Funds Sold, Securities Purchased under Resale Agreements and Other Short-Term Investments (Tables)	12 Months Ended
Dec. 31, 2012
Federal Funds Sold, Securities Purchased under Resale Agreements and Other Short-Term Investments [Abstract]
Federal Funds Sold, Securities Purchased under Resale Agreements and Other Short-Term Investments

	December 31,
(in millions)	2012	2011
Federal funds sold and securities
purchased under resale agreements	$33,884	24,255
Interest-earning deposits	102,408	18,917
Other short-term investments	1,021	1,195
Total	$137,313	44,367

Securities Available for Sale (Tables)	12 Months Ended
Dec. 31, 2012
Securities Available for Sale (Tables) [Abstract]
Securities Available For Sale Major Categories

		Gross	Gross
		unrealized	unrealized	Fair
(in millions)	Cost	gains	losses	value

December 31, 2012

Securities of U.S. Treasury and federal agencies	$7,099	47	-	7,146
Securities of U.S. states and political subdivisions	37,120	2,000	(444)	38,676
Mortgage-backed securities:
Federal agencies	92,855	4,434	(4)	97,285
Residential	14,178	1,802	(49)	15,931
Commercial	18,438	1,798	(268)	19,968
Total mortgage-backed securities	125,471	8,034	(321)	133,184
Corporate debt securities	20,120	1,282	(69)	21,333
Collateralized debt obligations (1)	12,726	557	(95)	13,188
Other (2)	18,410	553	(76)	18,887
Total debt securities	220,946	12,473	(1,005)	232,414
Marketable equity securities:
Perpetual preferred securities	1,935	281	(40)	2,176
Other marketable equity securities	402	216	(9)	609
Total marketable equity securities	2,337	497	(49)	2,785
Total (3)	$223,283	12,970	(1,054)	235,199

December 31, 2011

Securities of U.S. Treasury and federal agencies	$6,920	59	(11)	6,968
Securities of U.S. states and political subdivisions	32,307	1,169	(883)	32,593
Mortgage-backed securities:
Federal agencies	92,279	4,485	(10)	96,754
Residential	16,997	1,253	(414)	17,836
Commercial	17,829	1,249	(928)	18,150
Total mortgage-backed securities	127,105	6,987	(1,352)	132,740
Corporate debt securities	17,921	769	(286)	18,404
Collateralized debt obligations (1)	8,650	298	(349)	8,599
Other (2)	19,739	378	(225)	19,892
Total debt securities	212,642	9,660	(3,106)	219,196
Marketable equity securities:
Perpetual preferred securities	2,396	185	(54)	2,527
Other marketable equity securities	533	366	(9)	890
Total marketable equity securities	2,929	551	(63)	3,417
Total (3)	$215,571	10,211	(3,169)	222,613

  Includes collateralized loan obligations with a cost basis and fair value of $12.2 billion and $12.5 billion, respectively, at December 31, 2012, and $8.1 billion for both cost basis and fair value, at December 31, 2011.
  Included in the “Other” category are asset-backed securities collateralized by auto leases or loans and cash reserves with a cost basis and fair value of $5.9 billion each at December 31, 2012, and $6.7 billion each at December 31, 2011. Also included in the "Other" category are asset-backed securities collateralized by home equity loans with a cost basis and fair value of $695 million and $918 million, respectively, at December 31, 2012, and $846 million and $932 million, respectively, at December 31, 2011. The remaining balances primarily include asset-backed securities collateralized by credit cards and student loans.
  At December 31, 2012 and 2011, we held no securities of any single issuer (excluding the U.S. Treasury and federal agencies) with a book value that exceeded 10% of stockholders' equity.

Securities Available For Sale Gross Unrealized Losses Over And Under 12 Months

	Less than 12 months		12 months or more		Total
	Gross		Gross		Gross
	unrealized	Fair	unrealized	Fair	unrealized	Fair
(in millions)	losses	value	losses	value	losses	value

December 31, 2012

Securities of U.S. Treasury and federal agencies	$-	-	-	-	-	-
Securities of U.S. states and political subdivisions	(55)	2,709	(389)	4,662	(444)	7,371
Mortgage-backed securities:
Federal agencies	(4)	2,247	-	-	(4)	2,247
Residential	(4)	261	(45)	1,564	(49)	1,825
Commercial	(6)	491	(262)	2,564	(268)	3,055
Total mortgage-backed securities	(14)	2,999	(307)	4,128	(321)	7,127
Corporate debt securities	(14)	1,217	(55)	305	(69)	1,522
Collateralized debt obligations	(2)	1,485	(93)	798	(95)	2,283
Other	(11)	2,153	(65)	1,010	(76)	3,163
Total debt securities	(96)	10,563	(909)	10,903	(1,005)	21,466
Marketable equity securities:
Perpetual preferred securities	(3)	116	(37)	538	(40)	654
Other marketable equity securities	(9)	48	-	-	(9)	48
Total marketable equity securities	(12)	164	(37)	538	(49)	702
Total	$(108)	10,727	(946)	11,441	(1,054)	22,168

December 31, 2011

Securities of U.S. Treasury and federal agencies	$(11)	5,473	-	-	(11)	5,473
Securities of U.S. states and political subdivisions	(229)	8,501	(654)	4,348	(883)	12,849
Mortgage-backed securities:
Federal agencies	(7)	2,392	(3)	627	(10)	3,019
Residential	(80)	3,780	(334)	3,440	(414)	7,220
Commercial	(157)	3,183	(771)	3,964	(928)	7,147
Total mortgage-backed securities	(244)	9,355	(1,108)	8,031	(1,352)	17,386
Corporate debt securities	(205)	8,107	(81)	167	(286)	8,274
Collateralized debt obligations	(150)	4,268	(199)	613	(349)	4,881
Other	(55)	3,002	(170)	841	(225)	3,843
Total debt securities	(894)	38,706	(2,212)	14,000	(3,106)	52,706
Marketable equity securities:
Perpetual preferred securities	(13)	316	(41)	530	(54)	846
Other marketable equity securities	(9)	61	-	-	(9)	61
Total marketable equity securities	(22)	377	(41)	530	(63)	907
Total	$(916)	39,083	(2,253)	14,530	(3,169)	53,613

Securities Available For Sale Gross Unrealized Losses By Investment Grade

	Investment grade		Non-investment grade
	Gross		Gross
	unrealized	Fair	unrealized	Fair
(in millions)	losses	value	losses	value

December 31, 2012

Securities of U.S. Treasury and federal agencies	$-	-	-	-
Securities of U.S. states and political subdivisions	(378)	6,839	(66)	532
Mortgage-backed securities:
Federal agencies	(4)	2,247	-	-
Residential	(3)	78	(46)	1,747
Commercial	(31)	2,110	(237)	945
Total mortgage-backed securities	(38)	4,435	(283)	2,692
Corporate debt securities	(19)	1,112	(50)	410
Collateralized debt obligations	(49)	2,065	(46)	218
Other	(49)	3,034	(27)	129
Total debt securities	(533)	17,485	(472)	3,981
Perpetual preferred securities	(40)	654	-	-
Total	$(573)	18,139	(472)	3,981

December 31, 2011

Securities of U.S. Treasury and federal agencies	$(11)	5,473	-	-
Securities of U.S. states and political subdivisions	(781)	12,093	(102)	756
Mortgage-backed securities:
Federal agencies	(10)	3,019	-	-
Residential	(39)	2,503	(375)	4,717
Commercial	(429)	6,273	(499)	874
Total mortgage-backed securities	(478)	11,795	(874)	5,591
Corporate debt securities	(165)	7,156	(121)	1,118
Collateralized debt obligations	(185)	4,597	(164)	284
Other	(186)	3,458	(39)	385
Total debt securities	(1,806)	44,572	(1,300)	8,134
Perpetual preferred securities	(53)	833	(1)	13
Total	$(1,859)	45,405	(1,301)	8,147

Debt Securities Available For Sale Contractual Maturities

			Remaining contractual maturity
		Weighted-			After one year		After five years
	Total	average	Within one year		through five years		through ten years		After ten years
(in millions)	amount	yield	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield

December 31, 2012

Securities of U.S. Treasury
and federal agencies	$7,146	1.59%	$376	0.43%	$661	1.24%	$6,109	1.70%	$-	-%
Securities of U.S. states and
political subdivisions	38,676	5.29	1,861	2.61	11,620	2.18	3,380	5.51	21,815	7.15
Mortgage-backed securities:
Federal agencies	97,285	3.82	1	5.40	106	4.87	1,144	3.41	96,034	3.83
Residential	15,931	4.38	-	-	-	-	569	2.06	15,362	4.47
Commercial	19,968	5.33	-	-	78	3.69	101	2.84	19,789	5.35
Total mortgage-backed
securities	133,184	4.12	1	5.40	184	4.37	1,814	2.95	131,185	4.13
Corporate debt securities	21,333	4.26	1,037	4.29	12,792	3.19	6,099	6.14	1,405	5.88
Collateralized debt
obligations	13,188	1.35	44	0.96	1,246	0.71	7,376	1.01	4,522	2.08
Other	18,887	1.85	1,715	1.14	9,589	1.75	3,274	2.11	4,309	2.14
Total debt securities
at fair value	$232,414	3.91%	$5,034	2.28%	$36,092	2.37%	$28,052	3.07%	$163,236	4.44%

December 31, 2011

Securities of U.S. Treasury
and federal agencies	$6,968	0.91%	$57	0.48%	$6,659	0.84%	$194	2.73%	$58	3.81%
Securities of U.S. states and
political subdivisions	32,593	4.94	520	3.02	11,679	2.90	2,692	5.31	17,702	6.28
Mortgage-backed securities:
Federal agencies	96,754	4.39	1	6.47	442	4.02	1,399	3.07	94,912	4.42
Residential	17,836	4.51	-	-	-	-	640	1.88	17,196	4.61
Commercial	18,150	5.40	-	-	-	-	87	3.33	18,063	5.41
Total mortgage-backed
securities	132,740	4.55	1	6.47	442	4.02	2,126	2.72	130,171	4.58
Corporate debt securities	18,404	4.64	815	5.57	11,022	3.40	4,691	6.67	1,876	6.38
Collateralized debt obligations	8,599	1.10	-	-	540	1.61	6,813	1.00	1,246	1.42
Other	19,892	1.89	506	2.29	12,963	1.75	3,149	2.04	3,274	2.29
Total debt securities
at fair value	$219,196	4.12%	$1,899	3.85%	$43,305	2.36%	$19,665	3.31%	$154,327	4.72%

Securities Available For Sale Realized Gains And Losses

	Year ended December 31,
(in millions)	2012	2011	2010
Gross realized gains	$600	1,305	645
Gross realized losses	(73)	(70)	(32)
OTTI write-downs	(256)	(541)	(692)
Net realized gains (losses) from
securities available for sale	271	694	(79)
Net realized gains from private
equity investments	1,086	842	534
Net realized gains from debt
securities and equity investments	$1,357	1,536	455

Securities Available For Sale And Nonmarketable Equity Securities Other Than Temporary Impairment

	Year ended December 31,
(in millions)	2012	2011	2010
OTTI write-downs included in earnings
Debt securities:
U.S. states and political subdivisions	$16	2	16
Mortgage-backed securities:
Federal agencies (1)	-	-	267
Residential	84	252	175
Commercial	86	101	120
Corporate debt securities	11	3	10
Collateralized debt obligations	1	1	15
Other debt securities	42	64	69
Total debt securities	240	423	672
Equity securities:
Marketable equity securities:
Perpetual preferred securities	12	96	15
Other marketable equity securities	4	22	5
Total marketable equity securities	16	118	20
Total securities available for sale	256	541	692
Nonmarketable equity investments	160	170	248
Total OTTI write-downs included in earnings	$416	711	940

  For the year ended December 31, 2010, amount represents OTTI recognized on federal agency MBS because we had the intent to sell, of which $252 million related to securities with a fair value of $14.5 billion that were sold subsequent to December 31, 2010.

Debt Securities Available For Sale Other Than Temporary Impairment

	Year ended December 31,
(in millions)	2012	2011	2010
OTTI on debt securities
Recorded as part of gross realized losses:
Credit-related OTTI	$237	422	400
Intent-to-sell OTTI (1)	3	1	272
Total recorded as part of gross realized losses	240	423	672
Changes to OCI for increase (decrease) in non-credit-related OTTI (2):
U.S. states and political subdivisions	1	(1)	(4)
Residential mortgage-backed securities	(178)	(171)	(326)
Commercial mortgage-backed securities	(88)	105	138
Corporate debt securities	1	2	(1)
Collateralized debt obligations	(1)	4	54
Other debt securities	28	(13)	(33)
Total changes to OCI for non-credit-related OTTI	(237)	(74)	(172)
Total OTTI losses recorded on debt securities	$3	349	500

  For the year ended December 31, 2010, amount includes $252 million related to securities with a fair value of $14.5 billion that were sold subsequent to December 31, 2010.
  Represents amounts recorded to OCI on debt securities in periods where credit-related OTTI write-downs have occurred. Increases represent initial or subsequent non-credit-related OTTI on debt securities. Decreases represent partial to full reversal of impairment due to recoveries in the fair value of securities due to factors other than credit.

Credit Loss Component Of Credit-Impaired Debt Securities

	Year ended December 31,
(in millions)	2012	2011	2010
Credit loss component, beginning of year	$1,272	1,043	1,187
Additions:
Initial credit impairments	55	87	122
Subsequent credit impairments	182	335	278
Total additions	237	422	400
Reductions:
For securities sold	(194)	(160)	(263)
For securities derecognized due to changes in consolidation status of variable interest entities	-	(2)	(242)
Due to change in intent to sell or requirement to sell	-	-	(2)
For recoveries of previous credit impairments (1)	(26)	(31)	(37)
Total reductions	(220)	(193)	(544)
Credit loss component, end of year	$1,289	1,272	1,043

  Recoveries of previous credit impairments result from increases in expected cash flows subsequent to credit loss recognition. Such recoveries are reflected prospectively as interest yield adjustments using the effective interest method.

Credit Loss Component Of Residential Mortgage Backed Securities Inputs To Measure

	Year ended December 31,
($ in millions)	2012	2011	2010
Credit impairment losses on residential MBS
Investment grade	$-	5	5
Non-investment grade	84	247	170
Total credit impairment losses on residential MBS	$84	252	175

Significant inputs (non-agency – non-investment grade MBS)
Expected remaining life of loan loss rate (1):
Range (2)	1-44%	0-48	1-43
Credit impairment loss rate distribution (3):
0 - 10% range	77	42	52
10 - 20% range	11	18	29
20 - 30% range	4	28	17
Greater than 30%	8	12	2
Weighted average loss rate (4)	8	12	9
Current subordination levels (5):
Range (2)	0-57	0-25	0-25
Weighted average (4)	2	4	7
Prepayment speed (annual CPR (6)):
Range (2)	5-29	3-19	2-27
Weighted average (4)	15	11	14

  Represents future expected credit losses on each pool of loans underlying respective securities expressed as a percentage of the total current outstanding loan balance of the pool for each respective security.
  Represents the range of inputs/assumptions based upon the individual securities within each category.
  Represents distribution of credit impairment losses recognized in earnings categorized based on range of expected remaining life of loan losses. For example 77% of credit impairment losses recognized in earnings for the year ended December 31, 2012, had expected remaining life of loan loss assumptions of 0 to 10%.
  Calculated by weighting the relevant input/assumption for each individual security by current outstanding amortized cost basis of the security.
  Represents current level of credit protection provided by tranches subordinate to our security holdings (subordination), expressed as a percentage of total current underlying loan balance.
  Constant prepayment rate.

Loans and Allowance for Credit Losses (Tables)	12 Months Ended
Dec. 31, 2012
Loans And Allowance For Credit Losses Tables [Abstract]
Loans and Allowance for Credit Losses, Loans Outstanding

	December 31,
(in millions)	2012	2011	2010	2009	2008
Commercial:
Commercial and industrial	$187,759	167,216	151,284	158,352	202,469
Real estate mortgage	106,340	105,975	99,435	97,527	94,923
Real estate construction	16,904	19,382	25,333	36,978	42,861
Lease financing	12,424	13,117	13,094	14,210	15,829
Foreign (1)	37,771	39,760	32,912	29,398	33,882
Total commercial	361,198	345,450	322,058	336,465	389,964
Consumer:
Real estate 1-4 family first mortgage	249,900	228,894	230,235	229,536	247,894
Real estate 1-4 family junior lien mortgage	75,465	85,991	96,149	103,708	110,164
Credit card	24,640	22,836	22,260	24,003	23,555
Other revolving credit and installment	88,371	86,460	86,565	89,058	93,253
Total consumer	438,376	424,181	435,209	446,305	474,866
Total loans	$799,574	769,631	757,267	782,770	864,830

  Substantially all of our foreign loan portfolio is commercial loans. Loans are classified as foreign if the borrower's primary address is outside of the United States.

Loans and Allowance for Credit Losses, Significant Activity

	Year ended December 31,
	2012			2011
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total
Purchases (1)	$12,280	167	12,447	7,078	284	7,362
Sales	(5,840)	(840)	(6,680)	(4,705)	(1,018)	(5,723)
Transfers to MHFS/LHFS (1)	(84)	(21)	(105)	(164)	(75)	(239)

  The “Purchases” and “Transfers to MHFS/LHFS" categories exclude activity in government insured/guaranteed loans. As servicer, we are able to buy delinquent insured/guaranteed loans out of the Government National Mortgage Association (GNMA) pools. These loans have different risk characteristics from the rest of our consumer portfolio, whereby this activity does not impact the allowance for loan losses in the same manner because the loans are predominantly insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA). On a net basis, such purchases net of transfers to MHFS were $9.8 billion and $10.4 billion for the year ended December 31, 2012 and 2011, respectively.

Loans and Allowance for Credit Losses, Commitments to Lend

	December 31,
(in millions)	2012	2011
Commercial:
Commercial and industrial	$215,626	201,061
Real estate mortgage	6,165	5,419
Real estate construction	9,109	7,347
Foreign	8,423	6,083
Total commercial	239,323	219,910
Consumer:
Real estate 1-4 family first mortgage	42,657	37,185
Real estate 1-4 family
junior lien mortgage	50,934	55,207
Credit card	70,960	65,111
Other revolving credit and installment	19,791	17,617
Total consumer	184,342	175,120
Total unfunded
credit commitments	$423,665	395,030

Loans and Allowance for Credit Losses, Allowance for Credit Losses

	Year ended December 31,
(in millions)	2012	2011	2010	2009	2008
Balance, beginning of year	$19,668	23,463	25,031	21,711	5,518
Provision for credit losses	7,217	7,899	15,753	21,668	15,979
Interest income on certain impaired loans (1)	(315)	(332)	(266)	-	-
Loan charge-offs:
Commercial:
Commercial and industrial	(1,306)	(1,598)	(2,775)	(3,365)	(1,653)
Real estate mortgage	(382)	(636)	(1,151)	(670)	(29)
Real estate construction	(191)	(351)	(1,189)	(1,063)	(178)
Lease financing	(24)	(38)	(120)	(229)	(65)
Foreign	(111)	(173)	(198)	(237)	(245)
Total commercial	(2,014)	(2,796)	(5,433)	(5,564)	(2,170)
Consumer:
Real estate 1-4 family first mortgage	(3,013)	(3,883)	(4,900)	(3,318)	(540)
Real estate 1-4 family junior lien mortgage	(3,437)	(3,763)	(4,934)	(4,812)	(2,204)
Credit card	(1,101)	(1,449)	(2,396)	(2,708)	(1,563)
Other revolving credit and installment	(1,408)	(1,724)	(2,437)	(3,423)	(2,300)
Total consumer (2)	(8,959)	(10,819)	(14,667)	(14,261)	(6,607)
Total loan charge-offs	(10,973)	(13,615)	(20,100)	(19,825)	(8,777)
Loan recoveries:
Commercial:
Commercial and industrial	461	419	427	254	114
Real estate mortgage	163	143	68	33	5
Real estate construction	124	146	110	16	3
Lease financing	19	24	20	20	13
Foreign	32	45	53	40	49
Total commercial	799	777	678	363	184
Consumer:
Real estate 1-4 family first mortgage	157	405	522	185	37
Real estate 1-4 family junior lien mortgage	259	218	211	174	89
Credit card	185	251	218	180	147
Other revolving credit and installment	539	665	718	755	481
Total consumer	1,140	1,539	1,669	1,294	754
Total loan recoveries	1,939	2,316	2,347	1,657	938
Net loan charge-offs (3)	(9,034)	(11,299)	(17,753)	(18,168)	(7,839)
Allowances related to business combinations/other (4)	(59)	(63)	698	(180)	8,053
Balance, end of year	$17,477	19,668	23,463	25,031	21,711
Components:
Allowance for loan losses	$17,060	19,372	23,022	24,516	21,013
Allowance for unfunded credit commitments	417	296	441	515	698
Allowance for credit losses (5)	$17,477	19,668	23,463	25,031	21,711
Net loan charge-offs as a percentage of average total loans (3)	1.17%	1.49	2.30	2.21	1.97
Allowance for loan losses as a percentage of total loans (5)	2.13	2.52	3.04	3.13	2.43
Allowance for credit losses as a percentage of total loans (5)	2.19	2.56	3.10	3.20	2.51

  Certain impaired loans with an allowance calculated by discounting expected cash flows using the loan's effective interest rate over the remaining life of the loan recognize reductions in the allowance as interest income.
  The year ended December 31, 2012, includes $888 million resulting from the OCC guidance issued in third quarter 2012, which requires consumer loans discharged in bankruptcy to be placed on nonaccrual status and written down to net realizable collateral value, regardless of their delinquency status.
  For PCI loans, charge-offs are only recorded to the extent that losses exceed the purchase accounting estimates.
  Includes $693 million for the year ended December 31, 2010, related to the adoption of consolidation accounting guidance on January 1, 2010.
  The allowance for credit losses includes $117 million, $231 million, $298 million and $333 million at December 31, 2012, 2011, 2010 and 2009, respectively, related to PCI loans acquired from Wachovia. Loans acquired from Wachovia are included in total loans net of related purchase accounting net write-downs.

Loans and Allowance for Credit Losses, Allowance for Credit Losses by Category

	Year ended December 31,
			2012			2011
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total
Balance, beginning of period	$6,358	13,310	19,668	8,169	15,294	23,463
Provision for credit losses	666	6,551	7,217	365	7,534	7,899
Interest income on certain impaired loans	(95)	(220)	(315)	(161)	(171)	(332)

Loan charge-offs	(2,014)	(8,959)	(10,973)	(2,796)	(10,819)	(13,615)
Loan recoveries	799	1,140	1,939	777	1,539	2,316
Net loan charge-offs	(1,215)	(7,819)	(9,034)	(2,019)	(9,280)	(11,299)
Allowance related to business combinations/other	-	(59)	(59)	4	(67)	(63)
Balance, end of period	$5,714	11,763	17,477	6,358	13,310	19,668

Loans and Allowance for Credit Losses, by Impairment Methodology

	Allowance for credit losses			Recorded investment in loans
(in millions)	Commercial	Consumer	Total	Commercial	Consumer	Total

December 31, 2012

Collectively evaluated (1)	$3,951	7,524	11,475	349,035	389,559	738,594
Individually evaluated (2)	1,675	4,210	5,885	8,186	21,826	30,012
PCI (3)	88	29	117	3,977	26,991	30,968
Total	$5,714	11,763	17,477	361,198	438,376	799,574

December 31, 2011

Collectively evaluated (1)	$4,060	8,699	12,759	328,117	376,785	704,902
Individually evaluated (2)	2,133	4,545	6,678	10,566	17,444	28,010
PCI (3)	165	66	231	6,767	29,952	36,719
Total	$6,358	13,310	19,668	345,450	424,181	769,631

  Represents loans collectively evaluated for impairment in accordance with Accounting Standards Codification (ASC) 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for non-impaired loans.
  Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.
  Represents the allowance and related loan carrying value determined in accordance with ASC 310-30, Receivables – Loans and Debt Securities Acquired with Deteriorated Credit Quality (formerly SOP 03-3) and pursuant to amendments by ASU 2010-20 regarding allowance for PCI loans.

Loans by Credit Quality Indicator

	Commercial	Real	Real
	and	estate	estate	Lease
(in millions)	industrial	mortgage	construction	financing	Foreign	Total

December 31, 2012

By risk category:
Pass	$169,293	87,183	12,224	11,787	35,380	315,867
Criticized	18,207	17,187	3,803	637	1,520	41,354
Total commercial loans (excluding PCI)	187,500	104,370	16,027	12,424	36,900	357,221
Total commercial PCI loans (carrying value)	259	1,970	877	-	871	3,977
Total commercial loans	$187,759	106,340	16,904	12,424	37,771	361,198

December 31, 2011

By risk category:
Pass	$144,980	80,215	10,865	12,455	36,567	285,082
Criticized	21,837	22,490	6,772	662	1,840	53,601
Total commercial loans (excluding PCI)	166,817	102,705	17,637	13,117	38,407	338,683
Total commercial PCI loans (carrying value)	399	3,270	1,745	-	1,353	6,767
Total commercial loans	$167,216	105,975	19,382	13,117	39,760	345,450

Loans by Delinquency Status, Commercial

	Commercial	Real	Real
	and	estate	estate	Lease
(in millions)	industrial	mortgage	construction	financing	Foreign	Total

December 31, 2012

By delinquency status:
Current-29 DPD and still accruing	$185,614	100,317	14,861	12,344	36,837	349,973
30-89 DPD and still accruing	417	503	136	53	12	1,121
90+ DPD and still accruing	47	228	27	-	1	303
Nonaccrual loans	1,422	3,322	1,003	27	50	5,824
Total commercial loans (excluding PCI)	187,500	104,370	16,027	12,424	36,900	357,221
Total commercial PCI loans (carrying value)	259	1,970	877	-	871	3,977
Total commercial loans	$187,759	106,340	16,904	12,424	37,771	361,198

December 31, 2011

By delinquency status:
Current-29 DPD and still accruing	$163,583	97,410	15,471	12,934	38,122	327,520
30-89 DPD and still accruing	939	954	187	130	232	2,442
90+ DPD and still accruing	153	256	89	-	6	504
Nonaccrual loans	2,142	4,085	1,890	53	47	8,217
Total commercial loans (excluding PCI)	166,817	102,705	17,637	13,117	38,407	338,683
Total commercial PCI loans (carrying value)	399	3,270	1,745	-	1,353	6,767
Total commercial loans	$167,216	105,975	19,382	13,117	39,760	345,450

Loans by Delinquency Status, Consumer

	Real estate	Real estate		Other
	1-4 family	1-4 family		revolving
	first	junior lien	Credit	credit and
(in millions)	mortgage	mortgage	card	installment	Total

December 31, 2012

By delinquency status:
Current-29 DPD	$179,870	73,256	23,976	74,519	351,621
30-59 DPD	3,295	577	211	966	5,049
60-89 DPD	1,528	339	143	272	2,282
90-119 DPD	853	265	122	130	1,370
120-179 DPD	1,141	358	187	33	1,719
180+ DPD	6,655	518	1	5	7,179
Government insured/guaranteed loans (1)	29,719	-	-	12,446	42,165
Total consumer loans (excluding PCI)	223,061	75,313	24,640	88,371	411,385
Total consumer PCI loans (carrying value)	26,839	152	-	-	26,991
Total consumer loans	$249,900	75,465	24,640	88,371	438,376

December 31, 2011

By delinquency status:
Current-29 DPD	$156,985	83,033	22,125	69,712	331,855
30-59 DPD	4,075	786	211	963	6,035
60-89 DPD	2,012	501	154	275	2,942
90-119 DPD	1,152	382	135	127	1,796
120-179 DPD	1,704	537	211	33	2,485
180+ DPD	6,665	546	-	4	7,215
Government insured/guaranteed loans (1)	26,555	-	-	15,346	41,901
Total consumer loans (excluding PCI)	199,148	85,785	22,836	86,460	394,229
Total consumer PCI loans (carrying value)	29,746	206	-	-	29,952
Total consumer loans	$228,894	85,991	22,836	86,460	424,181

  Represents loans whose repayments are predominantly insured by the FHA or guaranteed by the VA and student loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan Program (FFELP). Loans insured/guaranteed by the FHA/VA and 90+ DPD totaled $20.2 billion at December 31, 2012, compared with $18.5 billion at December 31, 2011. Student loans 90+ DPD totaled $1.1 billion at December 31, 2012, compared with $1.3 billion at December 31, 2011.

Loans by FICO Score, Consumer

	Real estate	Real estate		Other
	1-4 family	1-4 family		revolving
	first	junior lien	Credit	credit and
(in millions)	mortgage	mortgage	card	installment	Total

December 31, 2012

By updated FICO:
< 600	$17,662	6,122	2,314	9,091	35,189
600-639	10,208	3,660	1,961	6,403	22,232
640-679	15,764	6,574	3,772	10,153	36,263
680-719	24,725	11,361	4,990	11,640	52,716
720-759	31,502	15,992	5,114	10,729	63,337
760-799	63,946	21,874	4,109	12,371	102,300
800+	26,044	8,526	2,223	6,355	43,148
No FICO available	3,491	1,204	157	3,780	8,632
FICO not required	-	-	-	5,403	5,403
Government insured/guaranteed loans (1)	29,719	-	-	12,446	42,165
Total consumer loans (excluding PCI)	223,061	75,313	24,640	88,371	411,385
Total consumer PCI loans (carrying value)	26,839	152	-	-	26,991
Total consumer loans	$249,900	75,465	24,640	88,371	438,376

December 31, 2011

By updated FICO:
< 600	$21,604	7,428	2,323	8,921	40,276
600-639	10,978	4,086	1,787	6,222	23,073
640-679	15,563	7,187	3,383	9,350	35,483
680-719	23,622	12,497	4,697	10,465	51,281
720-759	27,417	17,574	4,760	9,936	59,687
760-799	47,337	24,979	3,517	11,163	86,996
800+	21,381	10,247	1,969	5,674	39,271
No FICO available	4,691	1,787	400	4,393	11,271
FICO not required	-	-	-	4,990	4,990
Government insured/guaranteed loans (1)	26,555	-	-	15,346	41,901
Total consumer loans (excluding PCI)	199,148	85,785	22,836	86,460	394,229
Total consumer PCI loans (carrying value)	29,746	206	-	-	29,952
Total consumer loans	$228,894	85,991	22,836	86,460	424,181

  Represents loans whose repayments are predominantly insured by the FHA or guaranteed by the VA and student loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under FFELP.

Loans by Loan to Value Ratio, Consumer

	December 31, 2012			December 31, 2011
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
	mortgage	mortgage		mortgage	mortgage
(in millions)	by LTV	by CLTV	Total	by LTV	by CLTV	Total
By LTV/CLTV:
0-60%	$56,247	12,170	68,417	46,476	12,694	59,170
60.01-80%	69,759	15,168	84,927	46,831	15,722	62,553
80.01-100%	34,830	18,038	52,868	36,764	20,290	57,054
100.01-120% (1)	17,004	13,576	30,580	21,116	15,829	36,945
> 120% (1)	13,529	14,610	28,139	18,608	18,626	37,234
No LTV/CLTV available	1,973	1,751	3,724	2,798	2,624	5,422
Government insured/guaranteed loans (2)	29,719	-	29,719	26,555	-	26,555
Total consumer loans (excluding PCI)	223,061	75,313	298,374	199,148	85,785	284,933
Total consumer PCI loans (carrying value)	26,839	152	26,991	29,746	206	29,952
Total consumer loans	$249,900	75,465	325,365	228,894	85,991	314,885

  Reflects total loan balances with LTV/CLTV amounts in excess of 100%. In the event of default, the loss content would generally be limited to only the amount in excess of 100% LTV/CLTV.
  Represents loans whose repayments are predominantly insured by the FHA or guaranteed by the VA.

Nonaccrual Loans

	December 31,
(in millions)	2012	2011
Commercial:
Commercial and industrial	$1,422	2,142
Real estate mortgage	3,322	4,085
Real estate construction	1,003	1,890
Lease financing	27	53
Foreign	50	47
Total commercial (1)	5,824	8,217
Consumer:
Real estate 1-4 family first mortgage (2)	11,455	10,913
Real estate 1-4 family junior lien mortgage (3)	2,922	1,975
Other revolving credit and installment	285	199
Total consumer (4)	14,662	13,087
Total nonaccrual loans
(excluding PCI)	$20,486	21,304

  Includes LHFS of $16 million and $25 million at December 31, 2012 and 2011, respectively.
  Includes MHFS of $336 million and $301 million at December 31, 2012 and 2011, respectively.
  Includes $960 million at December 31, 2012, resulting from the Interagency Guidance issued in 2012, which requires performing junior liens to be classified as nonaccrual if the related first mortgage is nonaccruing.
  Includes $1.8 billion at December 31, 2012, consisting of $1.4 billion of first mortgages, $205 million of junior liens and $140 million of auto and other loans, resulting from the OCC guidance issued in third quarter 2012, which requires performing consumer loans discharged in bankruptcy to be placed on nonaccrual status and written down to net realizable collateral value, regardless of their delinquency status.

90 days Past Due and Still Accruing Loans

	December 31,
(in millions)	2012	2011
Loan 90 days or more past due and still accruing:
Total (excluding PCI):	$23,245	22,569
Less: FHA insured/guaranteed by the VA (1)(2)	20,745	19,240
Less: Student loans guaranteed
under the FFELP (3)	1,065	1,281
Total, not government
insured/guaranteed	$1,435	2,048

By segment and class, not government
insured/guaranteed:
Commercial:
Commercial and industrial	$47	153
Real estate mortgage	228	256
Real estate construction	27	89
Foreign	1	6
Total commercial	303	504
Consumer:
Real estate 1-4 family first mortgage (2)	564	781
Real estate 1-4 family junior lien mortgage (2)(4)	133	279
Credit card	310	346
Other revolving credit and installment	125	138
Total consumer	1,132	1,544
Total, not government
insured/guaranteed	$1,435	2,048

  Represents loans whose repayments are predominantly insured by the FHA or guaranteed by the VA.
  Includes mortgage loans held for sale 90 days or more past due and still accruing.
  Represents loans whose repayments are predominantly guaranteed by agencies on behalf of the U.S. Department of Education under the FFELP.
  The balance at December 31, 2012, includes the impact from the transfer of certain 1-4 family junior lien mortgages to nonaccrual loans in accordance with the Interagency Guidance issued on January 31, 2012.

Impaired Loans

		Recorded investment
			Impaired loans
	Unpaid		with related	Related
	principal	Impaired	allowance for	allowance for
(in millions)	balance	loans	credit losses	credit losses

December 31, 2012

Commercial:
Commercial and industrial	$3,331	2,086	2,086	353
Real estate mortgage	5,766	4,673	4,537	1,025
Real estate construction	1,975	1,345	1,345	276
Lease financing	54	39	39	11
Foreign	109	43	43	9
Total commercial (1)	11,235	8,186	8,050	1,674
Consumer:
Real estate 1-4 family first mortgage	21,293	18,472	15,224	3,074
Real estate 1-4 family junior lien mortgage	2,855	2,483	2,070	859
Credit card	531	531	531	244
Other revolving credit and installment	341	340	340	33
Total consumer	25,020	21,826	18,165	4,210
Total impaired loans (excluding PCI)	$36,255	30,012	26,215	5,884

December 31, 2011

Commercial:
Commercial and industrial	$7,191	3,072	3,018	501
Real estate mortgage	7,490	5,114	4,637	1,133
Real estate construction	4,733	2,281	2,281	470
Lease financing	127	68	68	21
Foreign	185	31	31	8
Total commercial (1)	19,726	10,566	10,035	2,133
Consumer:
Real estate 1-4 family first mortgage	16,494	14,486	13,909	3,380
Real estate 1-4 family junior lien mortgage	2,232	2,079	2,079	784
Credit card	593	593	593	339
Other revolving credit and installment	287	286	274	42
Total consumer	19,606	17,444	16,855	4,545
Total impaired loans (excluding PCI)	$39,332	28,010	26,890	6,678

  The unpaid principal balance for commercial loans at December 31, 2011, includes $2.5 billion of commercial and industrial, $1.1 billion of real estate mortgage, $1.8 billion of real estate construction and $157 million of lease financing and foreign loans that have been fully charged off and therefore have no recorded investment. The unpaid principal balance for loans with no recorded investment has been excluded from the amounts disclosed at December 31, 2012.

Impaired Loans, Average Recorded Investment and Interest Income

					Year ended December 31,
		2012		2011		2010
	Average	Recognized	Average	Recognized	Average	Recognized
	recorded	interest	recorded	interest	recorded	interest
(in millions)	investment	income	investment	income	investment	income
Commercial:
Commercial and industrial	$2,281	111	3,282	105	4,098	64
Real estate mortgage	4,821	119	5,308	80	4,598	41
Real estate construction	1,818	61	2,481	70	3,203	28
Lease financing	57	1	80	-	166	-
Foreign	36	1	29	-	47	-
Total commercial	9,013	293	11,180	255	12,112	133
Consumer:
Real estate 1-4 family first mortgage	15,750	803	13,592	700	9,221	494
Real estate 1-4 family
junior lien mortgage	2,193	80	1,962	76	1,443	55
Credit card	572	63	594	21	360	13
Other revolving credit and installment	324	44	270	27	132	3
Total consumer	18,839	990	16,418	824	11,156	565
Total impaired loans (excluding PCI)	$27,852	1,283	$27,598	1,079	$23,268	698

	Year ended December 31,
(in millions)	2012	2011	2010
Average recorded investment in impaired loans	$27,852	27,598	23,268
Interest income:
Cash basis of accounting	$316	180	250
Other (1)	967	899	448
Total interest income	$1,283	1,079	698

  Includes interest recognized on accruing TDRs, interest recognized related to certain impaired loans which have an allowance calculated using discounting, and amortization of purchase accounting adjustments related to certain impaired loans. See footnote 1 to the table of changes in the allowance for credit losses.

Troubled Debt Restructurings, Modification by Type

		Primary modification type (1)				Financial effects of modifications
							Weighted	Recorded
				Other			average	investment
			Interest	interest			interest	related to
			rate	rate		Charge-	rate	interest rate
(in millions)		Principal (2)	reduction	concessions (3)	Total	offs (4)	reduction	reduction (5)

Year ended December 31, 2012
Commercial:
	Commercial and industrial	$11	35	1,370	1,416	40	1.60%	$38
	Real estate mortgage	47	219	1,907	2,173	12	1.57	226
	Real estate construction	12	19	531	562	10	1.69	19
	Lease financing	-	-	4	4	-	-	-
	Foreign	-	-	19	19	-	-	-
	Total commercial	70	273	3,831	4,174	62	1.58	283
Consumer:
	Real estate 1-4 family first mortgage	1,371	1,302	5,822	8,495	547	3.00	2,379
	Real estate 1-4 family junior lien mortgage	79	244	756	1,079	512	3.70	313
	Credit card	-	241	-	241	-	10.85	241
	Other revolving credit and installment	5	55	287	347	55	6.82	58
	Trial modifications (6)	-	-	666	666	-	-	-
	Total consumer	1,455	1,842	7,531	10,828	1,114	3.78	2,991
	Total	$1,525	2,115	11,362	15,002	1,176	3.59%	$3,274

Year ended December 31, 2011
Commercial:
	Commercial and industrial	$166	64	2,412	2,642	84	3.13%	$69
	Real estate mortgage	113	146	1,894	2,153	24	1.46	160
	Real estate construction	29	114	421	564	26	0.81	125
	Lease financing	-	-	57	57	-	-	-
	Foreign	-	-	22	22	-	-	-
	Total commercial	308	324	4,806	5,438	134	1.55	354
Consumer:
	Real estate 1-4 family first mortgage	1,629	1,908	934	4,471	293	3.27	3,322
	Real estate 1-4 family junior lien mortgage	98	559	197	854	28	4.34	654
	Credit card	-	336	-	336	2	10.77	260
	Other revolving credit and installment	74	119	7	200	24	6.36	181
	Trial modifications (6)	-	-	651	651	-	-	-
	Total consumer	1,801	2,922	1,789	6,512	347	4.00	4,417
	Total	$2,109	3,246	6,595	11,950	481	3.82%	$4,771

(1)	Amounts represent the recorded investment in loans after recognizing the effects of the TDR, if any. TDRs with multiple types of concessions are presented only once in the table in the first category type based on the order presented.
(2)	Principal modifications include principal forgiveness at the time of the modification, contingent principal forgiveness granted over the life of the loan based on borrower performance, and principal that has been legally separated and deferred to the end of the loan, with a zero percent contractual interest rate.
(3)	Other interest rate concessions include loans modified to an interest rate that is not commensurate with the credit risk, even though the rate may have been increased. These modifications would include renewals, term extensions and other interest adjustments, but exclude modifications that also forgive principal and/or reduce the interest rate. Year ended December 31, 2012, includes $5.2 billion of consumer loans, consisting of $4.5 billion of first mortgages, $506 million of junior liens and $140 million of auto and other loans, resulting from the OCC guidance issued in third quarter 2012, which requires consumer loans discharged in bankruptcy to be classified as TDRs, as well as written down to net realizable collateral value.
(4)	Charge-offs include write-downs of the investment in the loan in the period it is contractually modified. The amount of charge-off will differ from the modification terms if the loan has been charged down prior to the modification based on our policies. In addition, there may be cases where we have a charge-off/down with no legal principal modification. Modifications resulted in legally forgiving principal (actual, contingent or deferred) of $495 million and $577 million for years ended December 31, 2012 and 2011, respectively. Year ended December 31, 2012, includes $888 million in charge-offs on consumer loans resulting from the OCC guidance discussed above.
(5)	Reflects the effect of reduced interest rates to loans with principal or interest rate reduction primary modification type.
(6)	Trial modifications are granted a delay in payments due under the original terms during the trial payment period. However, these loans continue to advance through delinquency status and accrue interest according to their original terms. Any subsequent permanent modification generally includes interest rate related concessions; however, the exact concession type and resulting financial effect are usually not known until the loan is permanently modified. Trial modifications for the period are presented net of any trial modifications that successfully complete the program requirements. Such successful modifications are included as an addition to the appropriate loan category in the period they successfully complete the program requirements.

Troubled Debt Restructuring, Current Defaults

	Recorded
	investment of defaults
	Year ended December 31,
(in millions)	2012	2011
Commercial:
Commercial and industrial	$379	216
Real estate mortgage	579	331
Real estate construction	261	69
Lease financing	1	1
Foreign	-	1
Total commercial	1,220	618
Consumer:
Real estate 1-4 family first mortgage	567	1,110
Real estate 1-4 family junior lien mortgage	55	137
Credit card	94	156
Other revolving credit and installment	56	113
Total consumer	772	1,516
Total	$1,992	2,134

Purchased Credit Impaired Loans, Loans Outstanding

	December 31,
(in millions)	2012	2011	2010	2009	2008
Commercial:
Commercial and industrial	$259	399	718	1,911	4,580
Real estate mortgage	1,970	3,270	2,855	4,137	5,803
Real estate construction	877	1,745	2,949	5,207	6,462
Foreign	871	1,353	1,413	1,733	1,859
Total commercial	3,977	6,767	7,935	12,988	18,704
Consumer:
Real estate 1-4 family first mortgage	26,839	29,746	33,245	38,386	39,214
Real estate 1-4 family junior lien mortgage	152	206	250	331	728
Other revolving credit and installment	-	-	-	-	151
Total consumer	26,991	29,952	33,495	38,717	40,093
Total PCI loans (carrying value)	$30,968	36,719	41,430	51,705	58,797
Total PCI loans (unpaid principal balance)	$45,174	55,312	64,331	83,615	98,182

Purchased Credit Impaired Loans, Accretable Yield

	Year ended December 31,
(in millions)	2012	2011	2010	2009
Total, beginning of year	$15,961	16,714	14,559	10,447
Addition of accretable yield due to acquisitions	3	128	-	-
Accretion into interest income (1)	(2,152)	(2,206)	(2,392)	(2,601)
Accretion into noninterest income due to sales (2)	(5)	(189)	(43)	(5)
Reclassification from nonaccretable difference for loans with improving credit-related cash flows	1,141	373	3,399	441
Changes in expected cash flows that do not affect nonaccretable difference (3)	3,600	1,141	1,191	6,277
Total, end of year	$18,548	15,961	16,714	14,559

  Includes accretable yield released as a result of settlements with borrowers, which is included in interest income.
  Includes accretable yield released as a result of sales to third parties, which is included in noninterest income.
  Represents changes in cash flows expected to be collected due to the impact of modifications, changes in prepayment assumptions and changes in interest rates on variable rate PCI loans

Purchased Credit Impaired Loans, Allowance for Credit Losses

			Other
(in millions)	Commercial	Pick-a-Pay	consumer	Total
Balance, December 31, 2008	$-	-	-	-
Provision for losses due to credit deterioration	850	-	3	853
Charge-offs	(520)	-	-	(520)
Balance, December 31, 2009	330	-	3	333
Provision for losses due to credit deterioration	712	-	59	771
Charge-offs	(776)	-	(30)	(806)
Balance, December 31, 2010	266	-	32	298
Provision for losses due to credit deterioration	106	-	54	160
Charge-offs	(207)	-	(20)	(227)
Balance, December 31, 2011	165	-	66	231
Provision for losses due to credit deterioration	25	-	7	32
Charge-offs	(102)	-	(44)	(146)
Balance, December 31, 2012	$88	-	29	117

Purchased Credit Impaired Loans by Credit Quality Indicator

	Commercial	Real	Real
	and	estate	estate
(in millions)	industrial	mortgage	construction	Foreign	Total

December 31, 2012

By risk category:
Pass	$95	341	207	255	898
Criticized	164	1,629	670	616	3,079
Total commercial PCI loans	$259	1,970	877	871	3,977

December 31, 2011

By risk category:
Pass	$191	640	321	-	1,152
Criticized	208	2,630	1,424	1,353	5,615
Total commercial PCI loans	$399	3,270	1,745	1,353	6,767

Purchased Credit Impaired Loans by Delinquency Status, Commercial

	Commercial	Real	Real
	and	estate	estate
(in millions)	industrial	mortgage	construction	Foreign	Total

December 31, 2012

By delinquency status:
Current-29 DPD and still accruing	$235	1,804	699	704	3,442
30-89 DPD and still accruing	1	26	51	-	78
90+ DPD and still accruing	23	140	127	167	457
Total commercial PCI loans	$259	1,970	877	871	3,977

December 31, 2011

By delinquency status:
Current-29 DPD and still accruing	$359	2,867	1,206	1,178	5,610
30-89 DPD and still accruing	22	178	72	-	272
90+ DPD and still accruing	18	225	467	175	885
Total commercial PCI loans	$399	3,270	1,745	1,353	6,767

Purchased Credit Impaired Loans by Delinquency Status, Consumer

	December 31, 2012			December 31, 2011
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
(in millions)	mortgage	mortgage	Total	mortgage	mortgage	Total
By delinquency status:
Current-29 DPD	$22,304	198	22,502	25,693	268	25,961
30-59 DPD	2,587	11	2,598	3,272	20	3,292
60-89 DPD	1,361	7	1,368	1,433	9	1,442
90-119 DPD	650	6	656	791	8	799
120-179 DPD	804	7	811	1,169	10	1,179
180+ DPD	5,356	116	5,472	5,921	150	6,071
Total consumer PCI loans (adjusted unpaid principal balance)	$33,062	345	33,407	38,279	465	38,744
Total consumer PCI loans (carrying value)	$26,839	152	26,991	29,746	206	29,952

Purchased Credit Impaired Loans by FICO Score, Consumer

	December 31, 2012			December 31, 2011
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
(in millions)	mortgage	mortgage	Total	mortgage	mortgage	Total
By FICO:
< 600	$13,163	144	13,307	17,169	210	17,379
600-639	6,673	68	6,741	7,489	83	7,572
640-679	6,602	73	6,675	6,646	89	6,735
680-719	3,635	39	3,674	3,698	47	3,745
720-759	1,757	11	1,768	1,875	14	1,889
760-799	874	6	880	903	6	909
800+	202	1	203	215	2	217
No FICO available	156	3	159	284	14	298
Total consumer PCI loans (adjusted unpaid principal balance)	$33,062	345	33,407	38,279	465	38,744
Total consumer PCI loans (carrying value)	$26,839	152	26,991	29,746	206	29,952

Purchased Credit Impaired Loans by Loan to Value Ratio, Consumer

	December 31, 2012			December 31, 2011
	Real estate	Real estate		Real estate	Real estate
	1-4 family	1-4 family		1-4 family	1-4 family
	first	junior lien		first	junior lien
	mortgage	mortgage		mortgage	mortgage
(in millions)	by LTV	by CLTV	Total	by LTV	by CLTV	Total
By LTV/CLTV:
0-60%	$1,374	21	1,395	1,243	25	1,268
60.01-80%	4,119	30	4,149	3,806	49	3,855
80.01-100%	9,576	61	9,637	9,341	63	9,404
100.01-120% (1)	8,084	93	8,177	9,471	79	9,550
> 120% (1)	9,889	138	10,027	14,318	246	14,564
No LTV/CLTV available	20	2	22	100	3	103
Total consumer PCI loans (adjusted unpaid principal balance)	$33,062	345	33,407	38,279	465	38,744
Total consumer PCI loans (carrying value)	$26,839	152	26,991	29,746	206	29,952

  Reflects total loan balances with LTV/CLTV amounts in excess of 100%. In the event of default, the loss content would generally be limited to only the amount in excess of 100% LTV/CLTV.

Premises, Equipment, Lease Commitments and Other Assets (Tables)	12 Months Ended
Dec. 31, 2012
Other Assets (Tables) [Abstract]
Summary of Premises and Equipment

	December 31,
(in millions)	2012	2011
Land	$1,832	1,825
Buildings	7,670	7,441
Furniture and equipment	7,194	7,195
Leasehold improvements	1,839	1,725
Premises and equipment leased
under capital leases	122	147
Total premises and equipment	18,657	18,333
Less: Accumulated depreciation
and amortization	9,229	8,802
Net book value,
premises and equipment	$9,428	9,531

Future Minimum Payments Under Capital Leases and Noncancelable Operating Leases

	Operating	Capital
(in millions)	leases	leases
Year ended December 31,
2013	$1,311	3
2014	1,184	3
2015	970	3
2016	808	3
2017	657	2
Thereafter	2,594	15
Total minimum lease payments	$7,524	29
Executory costs		$(8)
Amounts representing interest		(9)
Present value of net minimum
lease payments		$12

Components of Other Assets

	December 31,
(in millions)	2012	2011
Nonmarketable equity investments:
Cost method:
Private equity investments	$2,572	3,444
Federal bank stock	4,227	4,617
Total cost method	6,799	8,061
Equity method and other:
LIHTC investments (1)	4,767	4,077
Private equity and other	6,156	4,670
Total equity method and other	10,923	8,747
Total nonmarketable
equity investments (2)	17,722	16,808
Corporate/bank-owned life insurance	18,649	20,146
Accounts receivable	25,828	25,939
Interest receivable	5,006	5,296
Core deposit intangibles	5,915	7,311
Customer relationship and
other amortized intangibles	1,352	1,639
Foreclosed assets:
GNMA (3)	1,509	1,319
Other	2,514	3,342
Operating lease assets	2,001	1,825
Due from customers on acceptances	282	225
Other	12,800	17,172
Total other assets	$93,578	101,022

  Represents low income housing tax credit investments.
  Proceeds from sales of nonmarketable equity investments totaled $2.3 billion and $2.4 billion and purchases totaled $2.6 billion and $2.7 billion for 2012 and 2011, respectively.

(3)       These are foreclosed real estate securing GNMA loans. Both principal and interest for government insured/guaranteed loans secured by the foreclosed real estate are collectible because the loans are insured by the FHA or guaranteed by the VA.

Income Related to Nonmarketable Equity Investments

	Year ended December 31,
(in millions)	2012	2011	2010
Net realized gains from private
equity investments	$1,086	842	534
All other	(185)	(298)	(188)
Total	$901	544	346

Securitizations and Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2012
Securitizations and Variable Interest Entities (Tables) [Abstract]
Assets and Liabilities associated with Variable Interest entities

			Transfers that
	VIEs that we	VIEs	we account
	do not	that we	for as secured
(in millions)	consolidate	consolidate	borrowings		Total

December 31, 2012

Cash	$-	260		30	290
Trading assets	1,902	114		218	2,234
Securities available for sale (1)	19,900	2,772		14,848	37,520
Mortgages held for sale	-	469		-	469
Loans	9,841	10,553		7,088	27,482
Mortgage servicing rights	11,114	-		-	11,114
Other assets	4,993	457		161	5,611
Total assets	47,750	14,625		22,345	84,720
Short-term borrowings	-	2,059	(2)	13,228	15,287
Accrued expenses and other liabilities	3,441	901	(2)	20	4,362
Long-term debt	-	3,483	(2)	6,520	10,003
Total liabilities	3,441	6,443		19,768	29,652
Noncontrolling interests	-	48		-	48
Net assets	$44,309	8,134		2,577	55,020

December 31, 2011

Cash	$-	321		11	332
Trading assets	3,723	293		30	4,046
Securities available for sale (1)	21,708	3,332		11,671	36,711
Mortgages held for sale	-	444		-	444
Loans	11,404	11,967		7,181	30,552
Mortgage servicing rights	12,080	-		-	12,080
Other assets	4,494	1,858		137	6,489
Total assets	53,409	18,215		19,030	90,654
Short-term borrowings	-	3,450	(2)	10,682	14,132
Accrued expenses and other liabilities	3,350	1,138	(2)	121	4,609
Long-term debt	-	4,932	(2)	6,686	11,618
Total liabilities	3,350	9,520		17,489	30,359
Noncontrolling interests	-	61		-	61
Net assets	$50,059	8,634		1,541	60,234

  Excludes certain debt securities related to loans serviced for the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and GNMA.
  Includes the following VIE liabilities at December 31, 2012, and December 31, 2011, respectively, with recourse to the general credit of Wells Fargo: Short-term borrowings, $2.1 billion and $3.4 billion; Accrued expenses and other liabilities, $767 million and $963 million; and Long-term debt, $29 million and $30 million.

Transactions with Variable Interest Entity

					Other
	Total	Debt and			commitments
	VIE	equity	Servicing		and	Net
(in millions)	assets	interests (1)	assets	Derivatives	guarantees	assets
December 31, 2012
		Carrying value - asset (liability)
Residential mortgage loan
securitizations:
Conforming	$1,268,494	3,620	10,336	-	(1,690)	12,266
Other/nonconforming	49,794	2,188	284	-	(53)	2,419
Commercial mortgage securitizations	168,126	7,081	466	404	-	7,951
Collateralized debt obligations:
Debt securities	6,940	13	-	471	144	628
Loans (2)	8,155	7,962	-	-	-	7,962
Asset-based finance structures	10,404	7,155	-	(104)	-	7,051
Tax credit structures	20,098	5,180	-	-	(1,657)	3,523
Collateralized loan obligations	6,641	1,439	-	1	-	1,440
Investment funds	4,771	49	-	-	-	49
Other (3)	10,401	977	28	14	1	1,020
Total	$1,553,824	35,664	11,114	786	(3,255)	44,309

		Maximum exposure to loss
Residential mortgage loan
securitizations:
Conforming		$3,620	10,336	-	5,061	19,017
Other/nonconforming		2,188	284	-	353	2,825
Commercial mortgage securitizations		7,081	466	446	-	7,993
Collateralized debt obligations:
Debt securities		13	-	471	144	628
Loans (2)		7,962	-	-	-	7,962
Asset-based finance structures		7,155	-	104	1,967	9,226
Tax credit structures		5,180	-	-	247	5,427
Collateralized loan obligations		1,439	-	1	261	1,701
Investment funds		49	-	-	27	76
Other (3)		977	28	318	119	1,442
Total		$35,664	11,114	1,340	8,179	56,297

(continued on following page)

(continued from previous page)

					Other
	Total	Debt and			commitments
	VIE	equity	Servicing		and	Net
(in millions)	assets	interests (1)	assets	Derivatives	guarantees	assets
December 31, 2011
		Carrying value - asset (liability)
Residential mortgage loan securitizations:
Conforming	$1,135,629	4,682	11,070	-	(975)	14,777
Other/nonconforming	61,461	2,460	353	1	(48)	2,766
Commercial mortgage securitizations	179,007	7,063	623	349	-	8,035
Collateralized debt obligations:
Debt securities	11,240	1,107	-	193	-	1,300
Loans (2)	9,757	9,511	-	-	-	9,511
Asset-based finance structures	9,606	6,942	-	(130)	-	6,812
Tax credit structures	19,257	4,119	-	-	(1,439)	2,680
Collateralized loan obligations	12,191	2,019	-	40	-	2,059
Investment funds	6,318	-	-	-	-	-
Other (3)	18,717	1,896	34	190	(1)	2,119
Total	$1,463,183	39,799	12,080	643	(2,463)	50,059

		Maximum exposure to loss
Residential mortgage loan securitizations:
Conforming		$4,682	11,070	-	3,657	19,409
Other/nonconforming		2,460	353	1	295	3,109
Commercial mortgage securitizations		7,063	623	538	-	8,224
Collateralized debt obligations:
Debt securities		1,107	-	874	-	1,981
Loans (2)		9,511	-	-	-	9,511
Asset-based finance structures		6,942	-	130	1,504	8,576
Tax credit structures		4,119	-	-	-	4,119
Collateralized loan obligations		2,019	-	41	523	2,583
Investment funds		-	-	-	41	41
Other (3)		1,896	34	903	150	2,983
Total		$39,799	12,080	2,487	6,170	60,536

  Includes total equity interests of $5.8 billion and $4.5 billion at December 31, 2012 and 2011, respectively. The December 31, 2011 equity interests balance has been revised to include tax credit structures, which are all equity interests. Also includes debt interests in the form of both loans and securities. Excludes certain debt securities held related to loans serviced for FNMA, FHLMC and GNMA.
  Represents senior loans to trusts that are collateralized by asset-backed securities. The trusts invest primarily in senior tranches from a diversified pool of primarily U.S. asset securitizations, of which all are current, and over 83% and 88% were rated as investment grade by the primary rating agencies at December 31, 2012 and 2011, respectively. These senior loans are accounted for at amortized cost and are subject to the Company's allowance and credit charge-off policies.
  Includes structured financing, student loan securitizations, auto loan and lease securitizations and credit-linked note structures. Also contains investments in auction rate securities (ARS) issued by VIEs that we do not sponsor and, accordingly, are unable to obtain the total assets of the entity.

Cash flows with securitization trusts

	Year ended December 31,
	2012		2011		2010
		Other		Other		Other
	Mortgage	financial	Mortgage	financial	Mortgage	financial
(in millions)	loans	assets	loans	assets	loans	assets
Sales proceeds from securitizations (1)	$535,372	-	337,357	-	374,488	-
Servicing fees	4,433	10	4,401	11	4,316	34
Other interests held	1,767	135	1,779	263	1,786	442
Purchases of delinquent assets	62	-	9	-	25	-
Net servicing advances	226	-	29	-	49	-

  Represents cash flow data for all loans securitized in the period presented.

Key Assumptions To Measure Mortgage Servicing Assets At Date Of Securitization

	Residential mortgage
	servicing rights
	2012	2011	2010
Year ended December 31,
Prepayment speed (1)	13.4%	12.8	13.5
Discount rate	7.3	7.7	5.4
Cost to service ($ per loan) (2)	$151	146	151

  The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.
  Includes costs to service and unreimbursed foreclosure costs.

Key Assumptions To Measure Mortgage Servicing Rights And Other Interests Held At Balance Sheet Date

		Other interests held
	Residential
	mortgage	Interest-	Consumer		Commercial (2)
	servicing	only	Subordinated	Senior	Subordinated	Senior
($ in millions, except cost to service amounts)	rights (1)	strips	bonds	bonds	bonds	bonds
Fair value of interests held at December 31, 2012	$11,538	187	40	-	249	982
Expected weighted-average life (in years)	4.8	4.1	5.9	-	4.7	5.3

Key economic assumptions:
Prepayment speed assumption (3)	15.7%	10.6	6.8	-
Decrease in fair value from:
10% adverse change	$869	5	-	-
25% adverse change	2,038	12	-	-

Discount rate assumption	7.4%	16.9	8.9	-	3.5	2.2
Decrease in fair value from:
100 basis point increase	$562	4	2	-	12	43
200 basis point increase	1,073	8	4	-	21	84

Cost to service assumption ($ per loan)	219
Decrease in fair value from:
10% adverse change	615
25% adverse change	1,537

Credit loss assumption			0.4%	-	10.0	-
Decrease in fair value from:
10% higher losses			$-	-	12	-
25% higher losses			-	-	19	-

Fair value of interests held at December 31, 2011	$12,918	230	45	321	240	852
Expected weighted-average life (in years)	5.1	4.6	6.1	5.6	5.3	4.4

Key economic assumptions:
Prepayment speed assumption (3)	14.8%	10.7	6.9	13.9
Decrease in fair value from:
10% adverse change	$895	6	-	2
25% adverse change	2,105	15	1	4

Discount rate assumption	7.1%	15.6	11.9	7.1	3.8	2.4
Decrease in fair value from:
100 basis point increase	$566	6	2	12	9	31
200 basis point increase	1,081	12	4	24	18	59

Cost to service assumption ($ per loan)	218
Decrease in fair value from:
10% adverse change	582
25% adverse change	1,457

Credit loss assumption			0.5%	4.5	10.7	-
Decrease in fair value from:
10% higher losses			$-	1	8	-
25% higher losses			-	2	18	-

  December 31, 2011, has been revised to report only the sensitivities for residential mortgage servicing rights. See narrative following this table for a discussion of commercial mortgage servicing rights.
  “Other interests held” has been expanded to include retained interests from commercial securitizations. Prepayment speed assumptions do not significantly impact the value of commercial mortgage securitization bonds as the underlying commercial mortgage loans experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower's ability to prepay the mortgage.
  The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.

Principal Balances - Off-Balance Sheet Securitized Loans

					Net charge-offs
	Total loans		Delinquent loans		Year ended
	December 31,		December 31,		December 31,
(in millions)	2012	2011	2012	2011	2012	2011
Commercial:
Real estate mortgage	$128,564	137,121	12,216	11,142	541	569
Total commercial	128,564	137,121	12,216	11,142	541	569
Consumer:
Real estate 1-4 family first mortgage	1,283,504	1,171,666	21,574	24,235	1,170	1,506
Real estate 1-4 family junior lien mortgage	1	2	-	-	-	16
Other revolving credit and installment	2,034	2,271	110	131	-	-
Total consumer	1,285,539	1,173,939	21,684	24,366	1,170	1,522
Total off-balance sheet securitized loans (1)	$1,414,103	1,311,060	33,900	35,508	1,711	2,091

At December 31, 2012 and 2011, the table includes total loans of $1.3 trillion and $1.2 trillion, respectively, and delinquent loans of $17.4 billion and $19.7 billion, respectively for FNMA, FHLMC and GNMA. Net charge-offs exclude loans sold to FNMA, FHLMC and GNMA as we do not service or manage the underlying real estate upon foreclosure and, as such, do not have access to net charge-off information.

Transactions With Consolidated Variable Interest Entities

		Carrying value
	Total		Third
	VIE	Consolidated	party	Noncontrolling	Net
(in millions)	assets	assets	liabilities	interests	assets
December 31, 2012

Secured borrowings:
Municipal tender option bond securitizations	$16,782	15,130	(13,248)	-	1,882
Commercial real estate loans	975	975	(696)	-	279
Residential mortgage securitizations	5,757	6,240	(5,824)	-	416
Total secured borrowings	23,514	22,345	(19,768)	-	2,577
Consolidated VIEs:
Nonconforming residential
mortgage loan securitizations	8,633	7,707	(2,933)	-	4,774
Multi-seller commercial paper conduit	2,059	2,036	(2,053)	-	(17)
Auto loan securitizations	-	-	-	-	-
Structured asset finance	71	71	(17)	-	54
Investment funds	1,837	1,837	(2)	-	1,835
Other	3,454	2,974	(1,438)	(48)	1,488
Total consolidated VIEs	16,054	14,625	(6,443)	(48)	8,134
Total secured borrowings and consolidated VIEs	$39,568	36,970	(26,211)	(48)	10,711
December 31, 2011

Secured borrowings:
Municipal tender option bond securitizations	$14,168	11,748	(10,689)	-	1,059
Commercial real estate loans	1,168	1,168	(1,041)	-	127
Residential mortgage securitizations	5,705	6,114	(5,759)	-	355
Total secured borrowings	21,041	19,030	(17,489)	-	1,541
Consolidated VIEs:
Nonconforming residential
mortgage loan securitizations	11,375	10,244	(4,514)	-	5,730
Multi-seller commercial paper conduit	2,860	2,860	(2,935)	-	(75)
Auto loan securitizations	163	163	(143)	-	20
Structured asset finance	124	124	(16)	-	108
Investment funds	2,012	2,012	(22)	-	1,990
Other	3,432	2,812	(1,890)	(61)	861
Total consolidated VIEs	19,966	18,215	(9,520)	(61)	8,634
Total secured borrowings and consolidated VIEs	$41,007	37,245	(27,009)	(61)	10,175

Mortgage Banking Activities (Tables)	12 Months Ended
Dec. 31, 2012
Mortgage Banking Activities (Tables) [Abstract]
Changes In Mortgage Servicing Rights Carried at Fair Value

	Year ended December 31,
(in millions)	2012	2011	2010
Fair value, beginning of year	$12,603	14,467	16,004
Adjustments from adoption of consolidation accounting guidance	-	-	(118)
Servicing from securitizations or asset transfers (1)	5,182	3,957	4,092
Sales	(293)	-	-
Net additions	4,889	3,957	3,974
Changes in fair value:
Due to changes in valuation model inputs or assumptions:
Mortgage interest rates (2)	(2,092)	(3,749)	(1,944)
Servicing and foreclosure costs (3)	(677)	(694)	(1,095)
Discount rates (4)	(397)	(150)	(387)
Prepayment estimates and other (5)	273	913	469
Net changes in valuation model inputs or assumptions	(2,893)	(3,680)	(2,957)
Other changes in fair value (6)	(3,061)	(2,141)	(2,554)
Total changes in fair value	(5,954)	(5,821)	(5,511)
Fair value, end of year	$11,538	12,603	14,467

  The year ended December 31, 2012, includes $315 million residential MSRs transferred from amortized MSRs that we elected to carry at fair value effective January 1, 2012.
  Primarily represents prepayment speed changes due to changes in mortgage interest rates, but also includes other valuation changes due to changes in mortgage interest rates (such as changes in estimated interest earned on custodial deposit balances).
  Includes costs to service and unreimbursed foreclosure costs.
  Reflects discount rate assumption change, excluding portion attributable to changes in mortgage interest rates; the year ended December 31, 2012, change predominantly reflects increased capital return requirements from market participants.
  Represents changes driven by other valuation model inputs or assumptions including prepayment speed estimation changes and other assumption updates. Prepayment speed estimation changes are influenced by observed changes in borrower behavior that occur independent of interest rate changes.
  Represents changes due to collection/realization of expected cash flows over time.

Changes In Amortized Mortgage Servicing Rights

	Year ended December 31,
(in millions)	2012	2011	2010
Balance, beginning of year	$1,445	1,422	1,119
Adjustments from adoption of consolidation accounting guidance	-	-	(5)
Purchases	177	155	58
Servicing from securitizations or asset transfers (1)	(229)	132	478
Amortization (2)	(233)	(264)	(228)
Balance, end of year (2)	1,160	1,445	1,422
Valuation allowance:
Balance, beginning of year	(37)	(3)	-
Reversal of provision (provision) for MSRs in excess of fair value	37	(34)	(3)
Balance, end of year (3)	-	(37)	(3)
Amortized MSRs, net	$1,160	1,408	1,419
Fair value of amortized MSRs:
Beginning of year	$1,756	1,812	1,261
End of year (4)	1,400	1,756	1,812

  The year ended December 31, 2012, is net of $350 million ($313 million after valuation allowance) of residential MSRs that we elected to carry at fair value effective January 1, 2012. A cumulative adjustment of $2 million to fair value was recorded in retained earnings at January 1, 2012.
  Includes $350 million and $400 million in residential amortized MSRs at December 31, 2011 and 2010, respectively. For the years ended December 31, 2011 and 2010, the residential MSR amortization was $(50) million and $(5) million, respectively.
  Commercial amortized MSRs are evaluated for impairment purposes by the following risk strata: agency (GSEs) and non-agency. There was no valuation allowance recorded for the periods presented on the commercial amortized MSRs. Residential amortized MSRs are evaluated for impairment purposes by the following risk strata: mortgages sold to GSEs (FHLMC and FNMA) and mortgages sold to GNMA, each by interest rate stratifications. A valuation allowance of $37 million and $3 million was recorded on the residential amortized MSRs for the years ended December 31, 2011 and 2010, respectively. For the year ended December 31, 2012, valuation allowance of $37 million for residential MSRs was reversed upon election to carry at fair value.
  Includes fair value of $316 million and $441 million in residential amortized MSRs and $1,440 million and $1,371 million in commercial amortized MSRs at December 31, 2011 and 2010, respectively. The December 31, 2012, balance is all commercial amortized MSRs.

Components of Managed Servicing Portfolio

	December 31,
(in billions)	2012	2011
Residential mortgage servicing:
Serviced for others	$1,498	1,456
Owned loans serviced	368	358
Subservicing	7	8
Total residential servicing	1,873	1,822
Commercial mortgage servicing:
Serviced for others	408	398
Owned loans serviced	106	106
Subservicing	13	14
Total commercial servicing	527	518
Total managed servicing portfolio	$2,400	2,340
Total serviced for others	$1,906	1,854
Ratio of MSRs to related loans serviced for others	0.67%	0.76

Components of Mortgage Banking Noninterest Income

	Year ended December 31,
(in millions)	2012	2011	2010
Servicing income, net:
Servicing fees
Contractually specified servicing fees	$4,626	4,611	4,566
Late charges	257	298	360
Ancillary fees	342	354	434
Unreimbursed direct servicing costs (1)	(1,234)	(1,119)	(763)
Net servicing fees	3,991	4,144	4,597
Changes in fair value of MSRs carried at fair value:
Due to changes in valuation model inputs or assumptions (2)	(2,893)	(3,680)	(2,957)
Other changes in fair value (3)	(3,061)	(2,141)	(2,554)
Total changes in fair value of MSRs carried at fair value	(5,954)	(5,821)	(5,511)
Amortization	(233)	(264)	(228)
Provision for MSRs in excess of fair value	-	(34)	(3)
Net derivative gains from economic hedges (4)	3,574	5,241	4,485
Total servicing income, net	1,378	3,266	3,340
Net gains on mortgage loan origination/sales activities	10,260	4,566	6,397
Total mortgage banking noninterest income	$11,638	7,832	9,737
Market-related valuation changes to MSRs, net of hedge results (2) + (4)	$681	1,561	1,528

  Primarily associated with foreclosure expenses and certain interest costs.
  Refer to the changes in fair value of MSRs table in this Note for more detail.
  Represents changes due to collection/realization of expected cash flows over time.
  Represents results from free-standing derivatives (economic hedges) used to hedge the risk of changes in fair value of MSRs. See Note 16 – Free-Standing Derivatives for additional discussion and detail.

Liability for Mortgage Loan Repurchase Losses

	Year ended December 31,
(in millions)	2012	2011	2010
Balance, beginning of year	$1,326	1,289	1,033
Provision for repurchase losses:
Loan sales	275	101	144
Change in estimate (1)	1,665	1,184	1,474
Total additions	1,940	1,285	1,618
Losses	(1,060)	(1,248)	(1,362)
Balance, end of year	$2,206	1,326	1,289

  Results from such factors as changes in investor demand and mortgage insurer practices, credit deterioration and changes in the financial stability of correspondent lenders.

Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Intangible Assets (Tables) [Abstract]
Gross Carrying Value of Intangible Assets And Accumulated Amortization

	December 31, 2012			December 31, 2011
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
(in millions)	value	amortization	value	value	amortization	value
Amortized intangible assets (1):
MSRs (2)	$2,317	(1,157)	1,160	2,383	(975)	1,408
Core deposit intangibles	12,836	(6,921)	5,915	15,079	(7,768)	7,311
Customer relationship and other intangibles	3,147	(1,795)	1,352	3,158	(1,519)	1,639
Total amortized intangible assets	$18,300	(9,873)	8,427	20,620	(10,262)	10,358
Unamortized intangible assets:
MSRs (carried at fair value) (2)	$11,538			12,603
Goodwill	25,637			25,115
Trademark	14			14

  Excludes fully amortized intangible assets.
  See Note 9 for additional information on MSRs.

Amortization Expense for Intangible Assets

			Customer
		Core	relationship
	Amortized	deposit	and other
(in millions)	MSRs	intangibles	intangibles	Total
Year ended December 31, 2012 (actual)	$233	1,396	286	1,915
Estimate for year ended December 31,
2013	$235	1,241	267	1,743
2014	204	1,113	251	1,568
2015	178	1,022	227	1,427
2016	145	919	212	1,276
2017	101	851	195	1,147

Allocation of Goodwill to Operating Segments

			Wealth,
	Community	Wholesale	Brokerage and	Consolidated
(in millions)	Banking	Banking	Retirement	Company
December 31, 2010	$17,922	6,475	373	24,770
Reduction in goodwill related to divested businesses	-	(9)	(2)	(11)
Goodwill from business combinations	2	354	-	356
December 31, 2011	17,924	6,820	371	25,115
Goodwill from business combinations	(2)	524	-	522
December 31, 2012	$17,922	7,344	371	25,637

Deposits (Tables)	12 Months Ended
Dec. 31, 2012
Deposits Tables [Abstract]
Contractual maturities of time certificate of deposits and other time deposits issued by domestic and foreign offices

(in millions)	December 31, 2012
2013	$56,921
2014	11,119
2015	9,078
2016	6,418
2017	2,612
Thereafter	3,959
Total	$90,107

Contractual maturities of domestic time deposits with a denomination of $100,000 or more

(in millions)	December 31, 2012
Three months or less	$3,460
After three months through six months	3,840
After six months through twelve months	5,582
After twelve months	10,821
Total	$23,703

Short-term Borrowings (Tables)	12 Months Ended
Dec. 31, 2012
Short-Term Borrowings (Tables) [Abstract]
Short term borrowings maturing in less than 30 days

	2012		2011		2010
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
As of December 31,
Commercial paper and other short-term borrowings	$22,202	0.18%	$18,053	0.19%	$17,454	0.26%
Federal funds purchased and securities sold
under agreements to repurchase	34,973	0.17	31,038	0.05	37,947	0.15
Total	$57,175	0.17	$49,091	0.10	$55,401	0.19
Year ended December 31,
Average daily balance
Commercial paper and other short-term borrowings	$19,104	0.28	$17,393	0.33	$16,330	0.31
Federal funds purchased and securities sold
under agreements to repurchase	32,092	0.12	34,388	0.11	30,494	0.18
Total	$51,196	0.18	$51,781	0.18	$46,824	0.22
Maximum month-end balance
Commercial paper and other short-term borrowings (1)	$22,202	N/A	$18,234	N/A	$17,646	N/A
Federal funds purchased and securities sold
under agreements to repurchase (2)	36,327	N/A	37,509	N/A	37,947	N/A

N/A- Not Applicable

  Highest month-end balance in each of the last three years was December 2012, April 2011 and March 2010.
  Highest month-end balance in each of the last three years was June 2012, March 2011 and December 2010.

Long-term Debt (Tables)	12 Months Ended
Dec. 31, 2012
Long-Term Debt (Tables) [Abstract]
Long term debt based on original maturity

			December 31,
			2012	2011
	Maturity	Stated
(in millions)	date(s)	interest rate(s)
Wells Fargo & Company (Parent only)
Senior
Fixed-rate notes	2013-2035	1.25-6.75%	$44,623	38,002	(1)
Floating-rate notes	2013-2048	0.059-3.480	10,996	17,872	(1)
Structured notes (2)	2013-2052		3,633	1,359
Total senior debt - Parent			59,252	57,233
Subordinated
Fixed-rate notes	2013-2035	4.375-7.574%	11,340	12,041
Floating-rate notes	2015-2016	0.653-0.710	1,165	1,141
Total subordinated debt - Parent			12,505	13,182
Junior subordinated
Fixed-rate notes - hybrid trust securities	2029-2068	5.625-7.950%	4,221	6,951
Floating-rate notes	2027	0.840-1.340	255	247
Total junior subordinated debt - Parent (3)			4,476	7,198
Total long-term debt - Parent			76,233	77,613
Wells Fargo Bank, N.A. and other bank entities (Bank)
Senior
Fixed-rate notes	2013	6.00%	1,331	1,326
Floating-rate notes	2017-2040	0.06-0.53	170	72
Floating-rate extendible notes (4)	2014	0.359-0.380	4,450	-
Fixed-rate advances - Federal Home Loan Bank (FHLB)	2013-2031	3.83 - 8.17	216	500
Floating-rate advances - FHLB	2013	0.403-0.411	2,002	2,101
Structured notes (2)	2013-2025		163	238
Capital leases (Note 7)	2013-2023		12	116
Total senior debt - Bank			8,344	4,353
Subordinated
Fixed-rate notes	2013-2038	4.75-7.74%	14,153	15,882
Floating-rate notes	2014-2017	0.520-3.652	1,617	1,976
Total subordinated debt - Bank			15,770	17,858
Junior subordinated
Floating-rate notes	2027	0.88-0.99%	294	286
Total junior subordinated debt - Bank (3)			294	286
Long-term debt issued by VIE - Fixed rate	2013-2052	0.00-7.00%	1,542	2,103
Long-term debt issued by VIE - Floating rate	2020-2052	0.339-31.835	1,826	2,748
Mortgage notes and other debt	2013-2062	0.00-12.50	16,976	14,854
Total long-term debt - Bank			44,752	42,202

(continued on following page)

(continued from previous page)

			December 31,
			2012	2011
	Maturity	Stated
(in millions)	date(s)	interest rate(s)
Other consolidated subsidiaries
Senior
Fixed-rate notes	2013-2019	2.774-4.38%	5,968	5,154
FixFloat notes	2020	6.795% through 2015, varies	20	20
Total senior debt - Other consolidated subsidiaries			5,988	5,174
Junior subordinated
Floating-rate notes	2027	0.813%	155	155
Total junior subordinated debt - Other
consolidated subsidiaries (3)			155	155
Long-term debt issued by VIE - Fixed rate	2015-2023	5.16-6.34%	105	81
Long-term debt issued by VIE - Floating rate	2015	1.606	10	-
Mortgage notes and other debt of subsidiaries	2013-2018	3.50-6.00	136	129
Total long-term debt - Other consolidated subsidiaries			6,394	5,539
Total long-term debt			$127,379	125,354

  On March 30, 2009, Wells Fargo issued $1.75 billion of 2.125% fixed senior unsecured notes and $1.75 billion of floating senior unsecured notes that matured on June 15, 2012. These notes were guaranteed under the Federal Deposit Insurance Corporation's (FDIC) Temporary Liquidity Guarantee Program (TLGP) and were backed by the full faith and credit of the United States.
  A significant portion consists of long-term notes where the performance of the note is linked to an embedded equity, commodity, or currency index, or basket of indices accounted for separately from the note as a free-standing derivative. For information on embedded derivatives, see Note 16 – Free-standing derivatives. In addition, a major portion consists of zero coupon callable notes where interest is paid as part of the final redemption amount.
  Represents junior subordinated debentures held by unconsolidated wholly owned trusts formed for the sole purpose of issuing trust preferred securities. See Note 8 for additional information on our trust preferred security structures.
  Represents floating-rate extendible notes where holders of the notes may elect to extend the contractual maturity of all or a portion of the principal amount on a periodic basis. The maturity of the notes may not be extended beyond 2018.

Annual maturities of long-term debt obligations

(in millions)	Parent	Company
2013	$10,192	15,961
2014	7,821	15,579
2015	8,582	12,763
2016	13,510	17,864
2017	9,283	13,454
Thereafter	26,845	51,758
Total	$76,233	127,379

Guarantees, Pledged Assets and Collateral (Tables)	12 Months Ended
Dec. 31, 2012
Guarantees (Tables) [Abstract]
Schedule of Guarantor Obligations

	December 31,
	2012			2011
		Maximum exposure to loss			Maximum exposure to loss
			Non-			Non-
	Carrying		investment	Carrying		investment
(in millions)	value	Total	grade	value	Total	grade (1)
Standby letters of credit (2)	$42	39,759	11,331	85	41,171	13,250
Securities lending and other indemnifications	-	2,541	118	-	669	62
Liquidity agreements (3)	-	3	3	-	2	2
Written put options (3)(4)	1,427	11,874	3,953	1,469	8,224	2,466
Loans and MHFS sold with recourse	99	5,873	3,905	102	5,784	3,850
Residual value guarantees	-	-	-	8	197	-
Contingent consideration	35	129	129	31	98	97
Other guarantees	3	1,421	4	6	552	4
Total guarantees	$1,606	61,600	19,443	1,701	56,697	19,731

  Amounts have been revised from what was previously reported to reflect better alignment of our internal rating process to external noninvestment grade ratings.
  Total maximum exposure to loss includes direct pay letters of credit (DPLCs) of $18.5 billion and $19.7 billion at December 31, 2012 and 2011, respectively. We issue DPLCs to provide credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement. We also originate multipurpose lending commitments under which borrowers have the option to draw on the facility in one of several forms, including as a standby letter of credit. Total maximum exposure to loss includes the portion of these facilities for which we have issued standby letters of credit under the commitments.
  Certain of these agreements included in this table are related to off-balance sheet entities and, accordingly, are also disclosed in Note 8.
  Written put options, which are in the form of derivatives, are also included in the derivative disclosures in Note 16.

Significant Components of Assets Pledged

	December 31,
(in millions)	2012	2011
Securities available for sale	$96,018	80,540
Loans	360,171	317,742
Total	$456,189	398,282

Derivatives (Tables)	12 Months Ended
Dec. 31, 2012
Derivatives (Tables) [Abstract]
Total Notional or Contractual Amounts and Fair Values for Derivatives

				December 31,
	2012			2011
	Notional or	Fair value		Notional or	Fair value
	contractual	Asset	Liability	contractual	Asset	Liability
(in millions)	amount	derivatives	derivatives	amount	derivatives	derivatives
Derivatives designated as hedging instruments
Interest rate contracts (1)	$92,004	7,284	2,696	87,537	8,423	2,769
Foreign exchange contracts	27,382	1,808	274	22,269	1,523	572
Total derivatives designated as
qualifying hedging instruments		9,092	2,970		9,946	3,341
Derivatives not designated as hedging instruments
Free-standing derivatives (economic hedges):
Interest rate contracts (2)	334,555	450	694	377,497	2,318	2,011
Equity contracts	75	-	50	-	-	-
Foreign exchange contracts	3,074	3	64	5,833	250	3
Credit contracts - protection purchased	16	-	-	125	3	-
Other derivatives	2,296	-	78	2,367	-	117
Subtotal		453	886		2,571	2,131
Customer accommodation, trading and other
free-standing derivatives:
Interest rate contracts	2,774,783	63,617	65,305	2,425,144	81,336	83,834
Commodity contracts	90,732	3,456	3,590	77,985	4,351	4,234
Equity contracts	71,958	3,783	4,114	68,778	3,768	3,661
Foreign exchange contracts	166,061	3,713	3,241	140,704	3,151	2,803
Credit contracts - protection sold	26,455	315	2,623	38,403	319	5,178
Credit contracts - protection purchased	29,021	1,495	329	36,156	3,254	276
Subtotal		76,379	79,202		96,179	99,986
Total derivatives not designated as hedging instruments		76,832	80,088		98,750	102,117
Total derivatives before netting		85,924	83,058		108,696	105,458
Netting (3)		(62,108)	(71,116)		(81,143)	(89,990)
Total		$23,816	11,942		27,553	15,468

  Notional amounts presented exclude $4.7 billion at December 31, 2012, and $15.5 billion at December 31, 2011, of basis swaps that are combined with receive fixed-rate/pay floating-rate swaps and designated as one hedging instrument.
  Includes free-standing derivatives (economic hedges) used to hedge the risk of changes in the fair value of residential MSRs, MHFS, loans and other interests held.
  Represents netting of derivative asset and liability balances, and related cash collateral, with the same counterparty subject to master netting arrangements. The amount of cash collateral netted against derivative assets and liabilities was $5.0 billion and $14.5 billion, respectively, at December 31, 2012, and $6.6 billion and $15.4 billion, respectively, at December 31, 2011.

Net Gains (Losses) Recognized in the Income Statement Related to Derivatives in Fair Value Hedging Relationships

	Interest rate			Foreign exchange		Total net
	contracts hedging:			contracts hedging:		gains
						(losses)
	Securities	Mortgages		Securities		on fair
	available	held	Long-term	available	Long-term	value
(in millions)	for sale	for sale	debt	for sale	debt	hedges

Year ended December 31, 2012
Gains (losses) recorded in net interest income	$(457)	(4)	1,685	(5)	248	1,467

Gains (losses) recorded in noninterest income
Recognized on derivatives	(22)	(15)	(179)	39	567	390
Recognized on hedged item	17	6	233	(3)	(610)	(357)
Recognized on fair value hedges (ineffective portion) (1)	$(5)	(9)	54	36	(43)	33

Year ended December 31, 2011
Gains (losses) recorded in net interest income	$(451)	-	1,659	(11)	376	1,573

Gains (losses) recorded in noninterest income
Recognized on derivatives	(1,298)	(21)	2,796	168	512	2,157
Recognized on hedged item	1,232	17	(2,616)	(186)	(445)	(1,998)
Recognized on fair value hedges (ineffective portion) (1)	$(66)	(4)	180	(18)	67	159

  Included $(9) million and $53 million, respectively, for year ended December 31, 2012 and 2011, of gains (losses) on forward derivatives hedging foreign currency securities available for sale and long-term debt, representing the portion of derivative gains (losses) excluded from the assessment of hedge effectiveness (time value).

Net Gains (Losses) Recognized Related to Derivatives in Cash Flow Hedging Relationships

	Year ended
	December 31,
(in millions)	2012	2011
Gains (pre tax) recognized in OCI on derivatives	$52	190
Gains (pre tax) reclassified from cumulative OCI into net income (1)	388	571
Losses (pre tax) recognized in noninterest income on derivatives (2)	(1)	(5)

  Amounts were recorded in net interest income and noninterest expense.
  None of the change in value of the derivatives was excluded from the assessment of hedge effectiveness.

Net Gains (Losses) Recognized in the Income Statement Related to Derivatives not Designated as Hedging Instruments

	Year ended
	December 31,
(in millions)	2012	2011
Net gains (losses) recognized on free-standing derivatives (economic hedges):
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (1)	$(1,882)	246
Other (2)	2	(157)
Equity contracts (2)	4	(5)
Foreign exchange contracts (2)	(53)	70
Credit contracts (2)	(15)	(18)
Subtotal	(1,944)	136
Net gains (losses) recognized on customer accommodation, trading and other free-standing derivatives:
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (3)	7,222	3,594
Other (4)	589	298
Commodity contracts (4)	(14)	124
Equity contracts (4)	(234)	769
Foreign exchange contracts (4)	501	698
Credit contracts (4)	(54)	(200)
Other (4)	-	(5)
Subtotal	8,010	5,278
Net gains recognized related to derivatives not designated as hedging instruments	$6,066	5,414

  Predominantly mortgage banking noninterest income including gains (losses) on the derivatives used as economic hedges of MSRs measured at fair value, interest rate lock commitments and mortgages held for sale.
  Predominantly included in other noninterest income.
  Predominantly mortgage banking noninterest income including gains (losses) on interest rate lock commitments.
  Predominantly included in net gains from trading activities in noninterest income.

Details of Sold and Purchased Credit Derivatives

		Notional amount
			Protection	Protection
			sold -	purchased	Net
			non-	with	protection	Other
	Fair value	Protection	investment	identical	sold	protection	Range of
(in millions)	liability	sold (A)	grade	underlyings (B)	(A) - (B)	purchased	maturities
December 31, 2012
Credit default swaps on:
Corporate bonds	$240	15,845	8,448	9,636	6,209	7,701	2013-2021
Structured products	1,787	2,433	2,039	948	1,485	393	2016-2056
Credit protection on:
Default swap index	4	3,520	348	3,444	76	616	2013-2017
Commercial mortgage-
backed securities index	531	1,249	861	790	459	524	2049-2052
Asset-backed securities index	57	64	64	6	58	92	2037-2046
Other	4	3,344	3,344	106	3,238	4,655	2013-2056
Total credit derivatives	$2,623	26,455	15,104	14,930	11,525	13,981

December 31, 2011
Credit default swaps on:
Corporate bonds	$1,002	24,634	14,043	13,329	11,305	9,404	2012-2021
Structured products	3,308	4,691	4,300	2,194	2,497	1,335	2016-2056
Credit protection on:
Default swap index	68	3,006	843	2,341	665	912	2012-2017
Commercial mortgage-backed securities index	713	1,357	458	19	1,338	1,403	2049-2052
Asset-backed securities index	76	83	83	8	75	116	2037-2046
Other	11	4,632	4,090	481	4,151	4,673	2012-2056
Total credit derivatives	$5,178	38,403	23,817	18,372	20,031	17,843

Fair Values of Assets and Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Fair Values of Assets and Liabilities (Tables) [Abstract]
Fair Value, Measurements from Brokers or Third Party Pricing Services

	Brokers			Third party pricing services
(in millions)	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

December 31, 2012
Trading assets (excluding derivatives)	$-	406	8	1,314	1,016	-
Securities available for sale:
Securities of U.S. Treasury and federal agencies	-	-	-	915	6,231	-
Securities of U.S. states and political subdivisions	-	-	-	-	35,036	-
Mortgage-backed securities	-	138	4	-	121,703	292
Other debt securities	-	1,516	12,465	-	28,314	149
Total debt securities	-	1,654	12,469	915	191,284	441
Total marketable equity securities	-	3	-	29	774	-
Total securities available for sale	-	1,657	12,469	944	192,058	441
Derivatives (trading and other assets)	-	8	-	-	602	-
Loans held for sale	-	-	-	-	-	-
Derivatives (liabilities)	-	26	-	-	634	-
Other liabilities	-	121	-	-	104	-

December 31, 2011
Trading assets (excluding derivatives)	$-	446	7	1,086	1,564	-
Securities available for sale:
Securities of U.S. Treasury and federal agencies	-	-	-	868	5,748	-
Securities of U.S. states and political subdivisions	-	16	-	-	21,014	-
Mortgage-backed securities	-	2,342	43	-	118,107	186
Other debt securities	-	1,091	8,163	-	26,222	145
Total debt securities	-	3,449	8,206	868	171,091	331
Total marketable equity securities	-	-	-	33	665	3
Total securities available for sale	-	3,449	8,206	901	171,756	334
Derivatives (trading and other assets)	-	17	44	-	834	-
Loans held for sale	-	-	-	-	1	-
Derivatives (liabilities)	-	11	43	-	850	-
Other liabilities	-	22	-	6	249	-

Assets and Liabilities Recorded at Fair Value on a Recurring Basis

(in millions)	Level 1	Level 2	Level 3		Netting		Total
December 31, 2012
Trading assets (excluding derivatives)
Securities of U.S. Treasury and federal agencies	$5,104	3,774	-		-		8,878
Securities of U.S. states and political subdivisions	-	1,587	46		-		1,633
Collateralized debt obligations (1)	-	-	742		-		742
Corporate debt securities	-	6,664	52		-		6,716
Mortgage-backed securities	-	13,380	6		-		13,386
Asset-backed securities	-	722	138		-		860
Equity securities	3,481	356	3		-		3,840
Total trading securities(2)	8,585	26,483	987		-		36,055
Other trading assets	2,150	887	76		-		3,113
Total trading assets (excluding derivatives)	10,735	27,370	1,063		-		39,168
Securities of U.S. Treasury and federal agencies	915	6,231	-		-		7,146
Securities of U.S. states and political subdivisions	-	35,045	3,631	(3)	-		38,676
Mortgage-backed securities:
Federal agencies	-	97,285	-		-		97,285
Residential	-	15,837	94		-		15,931
Commercial	-	19,765	203		-		19,968
Total mortgage-backed securities	-	132,887	297		-		133,184
Corporate debt securities	125	20,934	274		-		21,333
Collateralized debt obligations (4)	-	-	13,188	(3)	-		13,188
Asset-backed securities:
Auto loans and leases	-	7	5,921	(3)	-		5,928
Home equity loans	-	867	51		-		918
Other asset-backed securities	-	7,828	3,283	(3)	-		11,111
Total asset-backed securities	-	8,702	9,255		-		17,957
Other debt securities	-	930	-		-		930
Total debt securities	1,040	204,729	26,645		-		232,414
Marketable equity securities:
Perpetual preferred securities (5)	629	753	794	(3)	-		2,176
Other marketable equity securities	554	55	-		-		609
Total marketable equity securities	1,183	808	794		-		2,785
Total securities available for sale	2,223	205,537	27,439		-		235,199
Mortgages held for sale	-	39,055	3,250		-		42,305
Loans held for sale	-	6	-		-		6
Loans	-	185	6,021		-		6,206
Mortgage servicing rights (residential)	-	-	11,538		-		11,538
Derivative assets:
Interest rate contracts	16	70,277	1,058		-		71,351
Commodity contracts	-	3,386	70		-		3,456
Equity contracts	432	2,747	604		-		3,783
Foreign exchange contracts	19	5,481	24		-		5,524
Credit contracts	-	1,160	650		-		1,810
Other derivative contracts	-	-	-		-		-
Netting	-	-	-		(62,108)	(6)	(62,108)
Total derivative assets (7)	467	83,051	2,406		(62,108)		23,816
Other assets	136	123	162		-		421
Total assets recorded at fair value	$13,561	355,327	51,879		(62,108)		358,659
Derivative liabilities:
Interest rate contracts	$(52)	(68,244)	(399)		-		(68,695)
Commodity contracts	-	(3,541)	(49)		-		(3,590)
Equity contracts	(199)	(3,239)	(726)		-		(4,164)
Foreign exchange contracts	(23)	(3,553)	(3)		-		(3,579)
Credit contracts	-	(1,152)	(1,800)		-		(2,952)
Other derivative contracts	-	-	(78)		-		(78)
Netting	-	-	-		71,116	(6)	71,116
Total derivative liabilities (7)	(274)	(79,729)	(3,055)		71,116		(11,942)
Short sale liabilities:
Securities of U.S. Treasury and federal agencies	(4,225)	(875)	-		-		(5,100)
Securities of U.S. states and political subdivisions	-	(9)	-		-		(9)
Corporate debt securities	-	(3,941)	-		-		(3,941)
Equity securities	(1,233)	(35)	-		-		(1,268)
Other securities	-	(47)	-		-		(47)
Total short sale liabilities	(5,458)	(4,907)	-		-		(10,365)
Other liabilities	-	(34)	(49)		-		(83)
Total liabilities recorded at fair value	$(5,732)	(84,670)	(3,104)		71,116		(22,390)

  Includes collateralized loan obligations of $721 million that are classified as trading assets.
  Net gains from trading activities recognized in the income statement include $305 million in net unrealized gains on trading securities held at December 31, 2012.
  Balances consist of securities that are predominantly investment grade based on ratings received from the ratings agencies or internal credit grades categorized as investment grade if external ratings are not available. The securities are classified as Level 3 due to limited market activity.
  Includes collateralized loan obligations of $12.5 billion that are classified as securities available for sale.
  Perpetual preferred securities include ARS and corporate preferred securities. See Note 8 for additional information.
  Derivatives are reported net of cash collateral received and paid and, to the extent that the criteria of the accounting guidance covering the offsetting of amounts related to certain contracts are met, positions with the same counterparty are netted as part of a legally enforceable master netting agreement.
  Derivative assets and derivative liabilities include contracts qualifying for hedge accounting, economic hedges, and derivatives included in trading assets and trading liabilities, respectively.

(continued from previous page)

(in millions)	Level 1	Level 2	Level 3		Netting		Total
December 31, 2011
Trading assets (excluding derivatives)
Securities of U.S. Treasury and federal agencies	$3,342	3,638	-		-		6,980
Securities of U.S. states and political subdivisions	-	2,438	53		-		2,491
Collateralized debt obligations (1)	-	-	1,582		-		1,582
Corporate debt securities	-	6,479	97		-		6,576
Mortgage-backed securities	-	34,959	108		-		35,067
Asset-backed securities	-	1,093	190		-		1,283
Equity securities	1,682	172	4		-		1,858
Total trading securities(2)	5,024	48,779	2,034		-		55,837
Other trading assets	1,847	68	115		-		2,030
Total trading assets (excluding derivatives)	6,871	48,847	2,149		-		57,867
Securities of U.S. Treasury and federal agencies	869	6,099	-		-		6,968
Securities of U.S. states and political subdivisions	-	21,077	11,516	(3)	-		32,593
Mortgage-backed securities:
Federal agencies	-	96,754	-		-		96,754
Residential	-	17,775	61		-		17,836
Commercial	-	17,918	232		-		18,150
Total mortgage-backed securities	-	132,447	293		-		132,740
Corporate debt securities	317	17,792	295		-		18,404
Collateralized debt obligations (4)	-	-	8,599	(3)	-		8,599
Asset-backed securities:
Auto loans and leases	-	86	6,641	(3)	-		6,727
Home equity loans	-	650	282		-		932
Other asset-backed securities	-	8,326	2,863	(3)	-		11,189
Total asset-backed securities	-	9,062	9,786		-		18,848
Other debt securities	-	1,044	-		-		1,044
Total debt securities	1,186	187,521	30,489		-		219,196
Marketable equity securities:
Perpetual preferred securities (5)	552	631	1,344	(3)	-		2,527
Other marketable equity securities	814	53	23		-		890
Total marketable equity securities	1,366	684	1,367		-		3,417
Total securities available for sale	2,552	188,205	31,856		-		222,613
Mortgages held for sale	-	41,381	3,410		-		44,791
Loans held for sale	-	1,176	-		-		1,176
Loans	-	5,893	23		-		5,916
Mortgage servicing rights (residential)	-	-	12,603		-		12,603
Derivative assets:
Interest rate contracts	-	91,022	1,055		-		92,077
Commodity contracts	-	4,351	-		-		4,351
Equity contracts	471	2,737	560		-		3,768
Foreign exchange contracts	35	4,873	16		-		4,924
Credit contracts	-	2,219	1,357		-		3,576
Other derivative contracts	-	-	-		-		-
Netting	-	-	-		(81,143)	(6)	(81,143)
Total derivative assets (7)	506	105,202	2,988		(81,143)		27,553
Other assets	88	135	244		-		467
Total assets recorded at fair value	$10,017	390,839	53,273		(81,143)		372,986
Derivative liabilities:
Interest rate contracts	$(4)	(88,164)	(446)		-		(88,614)
Commodity contracts	-	(4,234)	-		-		(4,234)
Equity contracts	(229)	(2,797)	(635)		-		(3,661)
Foreign exchange contracts	(31)	(3,324)	(23)		-		(3,378)
Credit contracts	-	(2,099)	(3,355)		-		(5,454)
Other derivative contracts	-	-	(117)		-		(117)
Netting	-	-	-		89,990	(6)	89,990
Total derivative liabilities (7)	(264)	(100,618)	(4,576)		89,990		(15,468)
Short sale liabilities:
Securities of U.S. Treasury and federal agencies	(3,820)	(919)	-		-		(4,739)
Securities of U.S. states and political subdivisions	-	(2)	-		-		(2)
Corporate debt securities	-	(4,112)	-		-		(4,112)
Equity securities	(944)	(298)	-		-		(1,242)
Other securities	-	(737)	-		-		(737)
Total short sale liabilities	(4,764)	(6,068)	-		-		(10,832)
Other liabilities	-	(98)	(44)		-		(142)
Total liabilities recorded at fair value	$(5,028)	(106,784)	(4,620)		89,990		(26,442)

  Includes collateralized loan obligations of $583 million that are classified as trading assets.
  Net gains from trading activities recognized in the income statement include $133 million in net unrealized gains on trading securities we held at December 31, 2011.
  Balances consist of securities that are predominantly investment grade based on ratings received from the ratings agencies or internal credit grades categorized as investment grade if external ratings are not available. The securities are classified as Level 3 due to limited market activity.
  Includes collateralized loan obligations of $8.1 billion that are classified as securities available for sale.
  Perpetual preferred securities include ARS and corporate preferred securities. See Note 8 for additional information.
  Derivatives are reported net of cash collateral received and paid and, to the extent that the criteria of the accounting guidance covering the offsetting of amounts related to certain contracts are met, positions with the same counterparty are netted as part of a legally enforceable master netting agreement.
  Derivative assets and derivative liabilities include contracts qualifying for hedge accounting, economic hedges, and derivatives included in trading assets and trading liabilities, respectively.

Fair Value, Transfers Between Fair Value Levels

	Transfers Between Fair Value Levels
	Level 1		Level 2		Level 3 (1)
(in millions)	In	Out	In	Out	In	Out	Total
Year ended December 31, 2012
Trading securities	$23	-	16	(37)	14	(16)	-
Securities available for sale (2)	8	-	9,832	(68)	60	(9,832)	-
Mortgages held for sale	-	-	298	(488)	488	(298)	-
Loans (3)	-	-	41	(5,851)	5,851	(41)	-
Net derivative assets and liabilities	-	-	51	8	(8)	(51)	-
Short sale liabilities	-	-	-	-	-	-	-
Total transfers	$31	-	10,238	(6,436)	6,405	(10,238)	-

  All transfers in and out of Level 3 are disclosed within the recurring level 3 rollforward table in this Note.
  Includes $9.4 billion of securities of U.S. states and political subdivisions that we transferred from Level 3 to Level 2 as a result of increased observable market data in the valuation of such instruments. This transfer was done in conjunction with a change in our valuation technique from an internal model based upon unobservable inputs to third party vendor pricing based upon market observable data.
  Consists of reverse mortgage loans securitized with GNMA which were accounted for as secured borrowing transactions. We transferred the loans from Level 2 to Level 3 in third quarter 2012 due to decreased market activity and visibility to significant trades of the same or similar products. As a result, we changed our valuation technique from an internal model based on market observable data to an internal discounted cash flow model based on unobservable inputs.

Fair Value, Assets and Liabilities Measured on Recurring Basis, Level 3 Reconciliation

								Net unrealized
		Total net gains		Purchases,				gains (losses)
		(losses) included in		sales,				included in
			Other	issuances				income related
	Balance,		compre-	and	Transfers	Transfers	Balance,	to assets and
	beginning	Net	hensive	settlements,	into	out of	end of	liabilities held
(in millions)	of period	income	income	net (1)	Level 3	Level 3	period	at period end (2)
Year ended December 31, 2012
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$53	3	-	(10)	-	-	46	-
Collateralized debt obligations	1,582	(191)	-	(649)	-	-	742	(47)
Corporate debt securities	97	-	-	(45)	-	-	52	(3)
Mortgage-backed securities	108	8	-	(110)	-	-	6	2
Asset-backed securities	190	48	-	(98)	14	(16)	138	23
Equity securities	4	-	-	(1)	-	-	3	-
Total trading securities	2,034	(132)	-	(913)	14	(16)	987	(25)
Other trading assets	115	(39)	-	-	-	-	76	(19)
Total trading assets
(excluding derivatives)	2,149	(171)	-	(913)	14	(16)	1,063	(44)	(3)
Securities available for sale:
Securities of U.S. states and
political subdivisions	11,516	10	160	1,347	-	(9,402)	3,631	-
Mortgage-backed securities:
Residential	61	12	16	50	29	(74)	94	(1)
Commercial	232	(56)	57	(30)	-	-	203	(56)
Total mortgage-backed
securities	293	(44)	73	20	29	(74)	297	(57)
Corporate debt securities	295	20	19	(20)	1	(41)	274	-
Collateralized debt obligations	8,599	135	514	3,940	-	-	13,188	-
Asset-backed securities:
Auto loans and leases	6,641	3	3	(726)	-	-	5,921	-
Home equity loans	282	15	14	(3)	29	(286)	51	(1)
Other asset-backed securities	2,863	(29)	148	329	1	(29)	3,283	(6)
Total asset-backed securities	9,786	(11)	165	(400)	30	(315)	9,255	(7)
Total debt securities	30,489	110	931	4,887	60	(9,832)	26,645	(64)	(4)
Marketable equity securities:
Perpetual preferred securities	1,344	91	(30)	(611)	-	-	794	-
Other marketable equity securities	23	2	(16)	(9)	-	-	-	-
Total marketable
equity securities	1,367	93	(46)	(620)	-	-	794	-	(5)
Total securities
available for sale	31,856	203	885	4,267	60	(9,832)	27,439	(64)
Mortgages held for sale	3,410	(42)	-	(308)	488	(298)	3,250	(30)	(6)
Loans	23	43	-	145	5,851	(41)	6,021	43	(6)
Mortgage servicing rights	12,603	(5,954)	-	4,889	-	-	11,538	(2,893)	(6)
Net derivative assets and liabilities:
Interest rate contracts	609	7,397	-	(7,349)	-	2	659	562
Commodity contracts	-	78	-	(50)	(8)	1	21	40
Equity contracts	(75)	(11)	-	18	-	(54)	(122)	(16)
Foreign exchange contracts	(7)	23	-	5	-	-	21	30
Credit contracts	(1,998)	38	-	810	-	-	(1,150)	41
Other derivative contracts	(117)	40	(1)	-	-	-	(78)	-
Total derivative contracts	(1,588)	7,565	(1)	(6,566)	(8)	(51)	(649)	657	(7)
Other assets	244	(21)	-	(61)	-	-	162	(8)	(3)
Short sale liabilities	-	-	-	-	-	-	-	-	(3)
Other liabilities (excluding derivatives)	(44)	(43)	-	38	-	-	(49)	-	(6)

  See next page for detail.
  Represents only net gains (losses) that are due to changes in economic conditions and management's estimates of fair value and excludes changes due to the collection/realization of cash flows over time.
  Included in trading activities and other noninterest income in the income statement.
  Included in debt securities available for sale in the income statement.
  Included in equity investments in the income statement.
  Included in mortgage banking and other noninterest income in the income statement.
  Included in mortgage banking, trading activities and other noninterest income in the income statement.

								Net unrealized
		Total net gains		Purchases,				gains (losses)
		(losses) included in		sales,				included in
			Other	issuances				income related
	Balance,		compre-	and	Transfers	Transfers	Balance,	to assets and
	beginning	Net	hensive	settlements,	into	out of	end of	liabilities held
(in millions)	of period	income	income	net (1)	Level 3	Level 3	period	at period end (2)
Year ended December 31, 2011
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$5	3	-	12	51	(18)	53	-
Collateralized debt obligations	1,915	(24)	-	(297)	-	(12)	1,582	1
Corporate debt securities	166	1	-	(70)	-	-	97	(80)
Mortgage-backed securities	117	6	-	(36)	31	(10)	108	(4)
Asset-backed securities	366	75	-	(122)	-	(129)	190	(2)
Equity securities	34	(3)	-	(28)	1	-	4	72
Total trading securities	2,603	58	-	(541)	83	(169)	2,034	(13)
Other trading assets	136	(21)	-	2	-	(2)	115	14
Total trading assets
(excluding derivatives)	2,739	37	-	(539)	83	(171)	2,149	1	(3)
Securities available for sale:
Securities of U.S. states and
political subdivisions	4,564	10	52	6,923	-	(33)	11,516	9
Mortgage-backed securities:
Residential	20	(9)	(1)	(6)	121	(64)	61	(8)
Commercial	217	(44)	59	2	2	(4)	232	(56)
Total mortgage-backed
securities	237	(53)	58	(4)	123	(68)	293	(64)
Corporate debt securities	433	150	(112)	(185)	41	(32)	295	(3)
Collateralized debt obligations	4,778	290	(202)	3,725	8	-	8,599	-
Asset-backed securities:
Auto loans and leases	6,133	4	(27)	531	-	-	6,641	-
Home equity loans	112	(3)	(18)	40	221	(70)	282	(25)
Other asset-backed securities	3,150	10	13	181	107	(598)	2,863	(7)
Total asset-backed securities	9,395	11	(32)	752	328	(668)	9,786	(32)
Other debt securities	85	-	-	(85)	-	-	-	-
Total debt securities	19,492	408	(236)	11,126	500	(801)	30,489	(90)	(4)
Marketable equity securities:
Perpetual preferred securities	2,434	160	(7)	(1,243)	2	(2)	1,344	(53)
Other marketable equity securities	32	-	1	(10)	-	-	23	-
Total marketable
equity securities	2,466	160	(6)	(1,253)	2	(2)	1,367	(53)	(5)
Total securities
available for sale	21,958	568	(242)	9,873	502	(803)	31,856	(143)
Mortgages held for sale	3,305	44	-	(104)	492	(327)	3,410	43	(6)
Loans	309	13	-	(299)	-	-	23	-	(6)
Mortgage servicing rights	14,467	(5,821)	-	3,957	-	-	12,603	(3,680)	(6)
Net derivative assets and liabilities:
Interest rate contracts	77	4,051	-	(3,414)	(1)	(104)	609	309
Commodity contracts	(1)	2	-	(9)	(3)	11	-	1
Equity contracts	(225)	126	-	28	(6)	2	(75)	55
Foreign exchange contracts	9	(8)	-	(6)	1	(3)	(7)	(19)
Credit contracts	(1,017)	(856)	-	(123)	-	(2)	(1,998)	50
Other derivative contracts	(35)	(82)	-	-	-	-	(117)	-
Total derivative contracts	(1,192)	3,233	-	(3,524)	(9)	(96)	(1,588)	396	(7)
Other assets	314	12	-	(82)	-	-	244	3	(3)
Short sale liabilities	-	-	-	-	-	-	-	-	(3)
Other liabilities (excluding derivatives)	(344)	(8)	-	308	-	-	(44)	-	(6)

  See next page for detail.
  Represents only net gains (losses) that are due to changes in economic conditions and management's estimates of fair value and excludes changes due to the collection/realization of cash flows over time.
  Included in trading activities and other noninterest income in the income statement.
  Included in debt securities available for sale in the income statement.
  Included in equity investments in the income statement.
  Included in mortgage banking and other noninterest income in the income statement.
  Included in mortgage banking, trading activities and other noninterest income in the income statement.

								Net unrealized
		Total net gains		Purchases,				gains (losses)
		(losses) included in		sales,				included in net
			Other	issuances				income related
	Balance,		compre-	and	Transfers	Transfers	Balance,	to assets and
	beginning	Net	hensive	settlements,	into	out of	end of	liabilities held
(in millions)	of year	income	income	net	Level 3	Level 3	year	at period end (1)
Year ended December 31, 2010
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$5	2	-	(11)	9	-	5	1
Collateralized debt obligations	1,133	418	-	364	-	-	1,915	11
Corporate debt securities	223	9	-	67	9	(142)	166	16
Mortgage-backed securities	146	(7)	-	101	-	(123)	117	(17)
Asset-backed securities	497	80	-	(141)	1	(71)	366	67
Equity securities	36	1	-	(5)	2	-	34	(2)
Total trading securities	2,040	503	-	375	21	(336)	2,603	76
Other trading assets	271	(35)	-	(19)	-	(81)	136	10
Total trading assets
(excluding derivatives)	2,311	468	-	356	21	(417)	2,739	86	(2)
Securities available for sale:
Securities of U.S. states and
political subdivisions	818	12	63	3,485	192	(6)	4,564	4
Mortgage-backed securities:
Residential	1,084	7	(21)	(48)	274	(1,276)	20	(8)
Commercial	1,799	(28)	404	(10)	227	(2,175)	217	(5)
Total mortgage-backed
securities	2,883	(21)	383	(58)	501	(3,451)	237	(13)
Corporate debt securities	367	7	68	(113)	259	(155)	433	-
Collateralized debt obligations	3,725	210	96	959	-	(212)	4,778	(14)
Asset-backed securities:
Auto loans and leases	8,525	1	(246)	(2,403)	256	-	6,133	-
Home equity loans	1,677	1	40	48	113	(1,767)	112	(5)
Other asset-backed securities	2,308	51	(19)	903	1,057	(1,150)	3,150	(12)
Total asset-backed securities	12,510	53	(225)	(1,452)	1,426	(2,917)	9,395	(17)
Other debt securities	77	(15)	11	12	-	-	85	-
Total debt securities	20,380	246	396	2,833	2,378	(6,741)	19,492	(40)	(3)
Marketable equity securities:
Perpetual preferred securities	2,305	100	(31)	6	80	(26)	2,434	-
Other marketable equity securities	88	-	5	(21)	14	(54)	32	-
Total marketable
equity securities	2,393	100	(26)	(15)	94	(80)	2,466	-	(4)
Total securities
available for sale	22,773	346	370	2,818	2,472	(6,821)	21,958	(40)
Mortgages held for sale	3,523	43	-	(253)	380	(388)	3,305	39	(5)
Loans	-	55	-	(112)	1,035	(669)	309	55	(5)
Mortgage servicing rights	16,004	(5,511)	-	4,092	-	(118)	14,467	(2,957)	(5)
Net derivative assets and liabilities:
Interest rate contracts	(114)	3,514	-	(3,482)	159	-	77	(266)
Commodity contracts	-	(1)	-	-	-	-	(1)	(1)
Equity contracts	(344)	(104)	-	169	-	54	(225)	(19)
Foreign exchange contracts	(1)	21	-	(11)	-	-	9	-
Credit contracts	(330)	(675)	-	(18)	6	-	(1,017)	(644)
Other derivative contracts	(43)	4	-	4	-	-	(35)	-
Total derivative contracts	(832)	2,759	-	(3,338)	165	54	(1,192)	(930)	(6)
Other assets	1,373	29	-	(103)	4	(989)	314	(38)	(2)
Short sale liabilities
(corporate debt securities)	(26)	(2)	-	(37)	-	65	-	-	(2)
Other liabilities (excluding derivatives)	(10)	(55)	-	94	(1,038)	665	(344)	(58)	(5)

  Represents only net gains (losses) that are due to changes in economic conditions and management's estimates of fair value and excludes changes due to the collection/realization of cash flows over time.
  Included in trading activities and other noninterest income in the income statement.
  Included in debt securities available for sale in the income statement.
  Included in equity investments in the income statement.
  Included in mortgage banking and other noninterest income in the income statement.
  Included in mortgage banking, trading activities and other noninterest income in the income statement.

Fair Value, Assets and Liabilities Measured on Recurring Basis, Level 3 Reconciliation Detail

(in millions)	Purchases	Sales	Issuances	Settlements	Net
Year ended December 31, 2012
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$85	(95)	-	-	(10)
Collateralized debt obligations	829	(1,478)	-	-	(649)
Corporate debt securities	192	(237)	-	-	(45)
Mortgage-backed securities	49	(159)	-	-	(110)
Asset-backed securities	116	(169)	-	(45)	(98)
Equity securities	1	(2)	-	-	(1)
Total trading securities	1,272	(2,140)	-	(45)	(913)
Other trading assets	-	-	-	-	-
Total trading assets
(excluding derivatives)	1,272	(2,140)	-	(45)	(913)
Securities available for sale:
Securities of U.S. states and
political subdivisions	1,847	(37)	1,011	(1,474)	1,347
Mortgage-backed securities:
Residential	86	(34)	-	(2)	50
Commercial	39	-	-	(69)	(30)
Total mortgage-backed
securities	125	(34)	-	(71)	20
Corporate debt securities	26	(37)	-	(9)	(20)
Collateralized debt obligations	5,608	(185)	-	(1,483)	3,940
Asset-backed securities:
Auto loans and leases	3,004	-	666	(4,396)	(726)
Home equity loans	-	(2)	-	(1)	(3)
Other asset-backed securities	2,074	(159)	1,401	(2,987)	329
Total asset-backed securities	5,078	(161)	2,067	(7,384)	(400)
Total debt securities	12,684	(454)	3,078	(10,421)	4,887
Marketable equity securities:
Perpetual preferred securities	-	-	-	(611)	(611)
Other marketable equity securities	-	(8)	-	(1)	(9)
Total marketable
equity securities	-	(8)	-	(612)	(620)
Total securities
available for sale	12,684	(462)	3,078	(11,033)	4,267
Mortgages held for sale	441	-	-	(749)	(308)
Loans	2	-	257	(114)	145
Mortgage servicing rights	-	(293)	5,182	-	4,889
Net derivative assets and liabilities:
Interest rate contracts	11	-	-	(7,360)	(7,349)
Commodity contracts	-	(2)	-	(48)	(50)
Equity contracts	386	(375)	1	6	18
Foreign exchange contracts	2	(3)	-	6	5
Credit contracts	(6)	3	-	813	810
Other derivative contracts	-	-	-	-	-
Total derivative contracts	393	(377)	1	(6,583)	(6,566)
Other assets	19	(8)	-	(72)	(61)
Short sale liabilities	9	(9)	-	-	-
Other liabilities (excluding derivatives)	(3)	11	(216)	246	38

(in millions)	Purchases	Sales	Issuances	Settlements	Net
Year ended December 31, 2011
Trading assets
(excluding derivatives):
Securities of U.S. states and
political subdivisions	$313	(199)	-	(102)	12
Collateralized debt obligations	1,054	(1,310)	-	(41)	(297)
Corporate debt securities	80	(150)	-	-	(70)
Mortgage-backed securities	759	(790)	-	(5)	(36)
Asset-backed securities	516	(585)	-	(53)	(122)
Equity securities	6	(22)	-	(12)	(28)
Total trading securities	2,728	(3,056)	-	(213)	(541)
Other trading assets	-	-	2	-	2
Total trading assets
(excluding derivatives)	2,728	(3,056)	2	(213)	(539)
Securities available for sale:
Securities of U.S. states and
political subdivisions	4,280	(4)	4,723	(2,076)	6,923
Mortgage-backed securities:
Residential	3	-	-	(9)	(6)
Commercial	21	-	-	(19)	2
Total mortgage-backed
securities	24	-	-	(28)	(4)
Corporate debt securities	94	(208)	1	(72)	(185)
Collateralized debt obligations	4,805	(36)	-	(1,044)	3,725
Asset-backed securities:
Auto loans and leases	5,918	-	333	(5,720)	531
Home equity loans	44	-	-	(4)	40
Other asset-backed securities	1,428	(456)	1,395	(2,186)	181
Total asset-backed securities	7,390	(456)	1,728	(7,910)	752
Other debt securities	-	(85)	-	-	(85)
Total debt securities	16,593	(789)	6,452	(11,130)	11,126
Marketable equity securities:
Perpetual preferred securities	1	(13)	-	(1,231)	(1,243)
Other marketable equity securities	3	(12)	-	(1)	(10)
Total marketable
equity securities	4	(25)	-	(1,232)	(1,253)
Total securities
available for sale	16,597	(814)	6,452	(12,362)	9,873
Mortgages held for sale	576	(21)	-	(659)	(104)
Loans	23	(309)	-	(13)	(299)
Mortgage servicing rights	-	-	4,011	(54)	3,957
Net derivative assets and liabilities:
Interest rate contracts	6	(1)	-	(3,419)	(3,414)
Commodity contracts	7	(17)	-	1	(9)
Equity contracts	123	(255)	-	160	28
Foreign exchange contracts	4	(4)	-	(6)	(6)
Credit contracts	6	(3)	-	(126)	(123)
Other derivative contracts	-	-	-	-	-
Total derivative contracts	146	(280)	-	(3,390)	(3,524)
Other assets	10	(1)	-	(91)	(82)
Short sale liabilities	(125)	124	-	1	-
Other liabilities (excluding derivatives)	(10)	1	-	317	308

Fair Value, Assets and Liabilities Measured on Recurring Basis, Quantative Information about Valuation Techniques and Unobservable Inputs

	Fair Value			Significant	Range of				Weighted
($ in millions, except cost to service amounts)	Level 3		Valuation Technique(s)	Unobservable Input	Inputs				Average (1)
December 31, 2012
Trading and available for sale securities:
Securities of U.S. states and
political subdivisions:
Government, healthcare and
other revenue bonds	$3,081		Discounted cash flow	Discount rate	0.5	-	4.8%		1.8

Auction rate securities	596		Discounted cash flow	Discount rate	2.0	-	12.9		4.4
				Weighted average life	3.0	-	7.5	yrs	3.4
Collateralized debt obligations (2)	1,423		Market comparable pricing	Comparability adjustment	(22.5)	-	24.7%		3.5
	12,507		Vendor priced
Asset-backed securities:
Auto loans and leases	5,921		Discounted cash flow	Default rate	2.1	-	9.7		3.2
				Discount rate	0.6	-	1.6		1.0
				Loss severity	50.0	-	66.6		51.8
				Prepayment rate	0.6	-	0.9		0.7
Other asset-backed securities:
Dealer floor plan	1,030		Discounted cash flow	Discount rate	0.5	-	2.2		1.9
Diversified payment rights (3)	639		Discounted cash flow	Discount rate	1.0	-	2.9		1.8
Other commercial and consumer	1,665	(4)	Discounted cash flow	Discount rate	0.6	-	6.8		2.7
				Weighted average life	1.0	-	7.5	yrs	2.9
	87		Vendor priced
Marketable equity securities: perpetual
preferred	794	(5)	Discounted cash flow	Discount rate	4.3	-	9.3%		6.3
				Weighted average life	1.0	-	7.0	yrs	5.3
Mortgages held for sale (residential)	3,250		Discounted cash flow	Default rate	0.6	-	14.8%		5.5
				Discount rate	3.4	-	7.5		5.4
				Loss severity	1.3	-	35.3		26.4
				Prepayment rate	1.0	-	11.0		6.2
Loans	6,021	(6)	Discounted cash flow	Discount rate	2.4	-	2.8		2.6
				Prepayment rate	1.6	-	44.4		11.6
				Utilization rate	0.0	-	2.0		0.8
Mortgage servicing rights (residential)	11,538		Discounted cash flow	Cost to service per loan (7)	$ 90	-	854		219
				Discount rate	6.7	-	10.9%		7.4
				Prepayment rate (8)	7.3	-	23.7		15.7
Net derivative assets and (liabilities):
Interest rate contracts	162		Discounted cash flow	Default rate	0.0	-	20.0		5.4
				Loss severity	45.8	-	83.2		51.6
				Prepayment rate	7.4	-	15.6		14.9
Interest rate contracts: derivative loan
commitments	497		Discounted cash flow	Fall-out factor	1.0	-	99.0		22.9
				Initial-value servicing	(13.7)	-	137.2	bps	85.6
Equity contracts	(122)		Option model	Correlation factor	(43.6)	-	94.5%		50.3
				Volatility factor	3.0	-	68.9		26.5
Credit contracts	(1,157)		Market comparable pricing	Comparability adjustment	(34.4)	-	30.5		0.1
	8		Option model	Credit spread	0.1	-	14.0		2.0
				Loss severity	16.5	-	87.5		52.3

Insignificant Level 3 assets,
net of liabilities	835	(9)
Total level 3 assets, net of liabilities	$48,775	(10)

  Weighted averages are calculated using outstanding unpaid principal balance for cash instruments such as loans and securities, and notional amounts for derivative instruments.
  Includes $13.3 billion of collateralized loan obligations.
  Securities backed by specified sources of current and future receivables generated from foreign originators.
  Consists primarily of investments in asset-backed securities that are revolving in nature, in which the timing of advances and repayments of principal are uncertain.
  Consists of auction rate preferred equity securities with no maturity date that are callable by the issuer.
  Consists predominantly of reverse mortgage loans securitized with GNMA which were accounted for as secured borrowing transactions.
  The high end of the range of inputs is for servicing modified loans. For non-modified loans the range is $90 - $437.
  Includes a blend of prepayment speeds and expected defaults. Prepayment speeds are influenced by mortgage interest rates as well as our estimation of drivers of borrower behavior.
  Represents the aggregate amount of Level 3 assets and liabilities measured at fair value on a recurring basis that are individually and in the aggregate insignificant. The amount includes corporate debt securities, mortgage-backed securities, asset-backed securities backed by home equity loans, other marketable equity securities, other assets, other liabilities and certain net derivative assets and liabilities, such as commodity contracts, foreign exchange contracts and other derivative contracts.
  Consists of total Level 3 assets of $51.9 billion and total Level 3 liabilities of $3.1 billion, before netting of derivative balances.

Fair Value, Assets Recorded at Fair Value on a Nonrecurring Basis

	December 31, 2012				December 31, 2011
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Mortgages held for sale (LOCOM) (1)	$-	1,509	1,045	2,554	-	1,019	1,166	2,185
Loans held for sale	-	4	-	4	-	86	-	86
Loans:
Commercial	-	1,507	-	1,507	-	1,501	13	1,514
Consumer (2)	-	5,889	4	5,893	-	4,163	4	4,167
Total loans (3)	-	7,396	4	7,400	-	5,664	17	5,681
Mortgage servicing rights (amortized)	-	-	-	-	-	-	293	293
Other assets (4)	-	989	144	1,133	-	537	67	604

  Predominantly real estate 1-4 family first mortgage loans.
  The December 31, 2012, amount includes fair value of $2.0 billion for consumer loans that were written down in accordance with OCC guidance issued in third quarter 2012.
  Represents carrying value of loans for which adjustments are based on the appraised value of the collateral.
  Includes the fair value of foreclosed real estate and other collateral owned that were measured at fair value subsequent to their initial classification as foreclosed assets.

Changes in Fair Value of Assets Recorded at Fair Value on Nonrecurring Basis

	Year ended December 31,
(in millions)	2012	2011
Mortgages held for sale (LOCOM)	$37	29
Loans held for sale	1	22
Loans:
Commercial	(795)	(1,043)
Consumer (1)	(4,989)	(4,905)
Total loans	(5,784)	(5,948)
Mortgage servicing rights (amortized)	-	(34)
Other assets (2)	(316)	(256)
Total	$(6,062)	(6,187)

  Represents write-downs of loans based on the appraised value of the collateral. The year ended December 31, 2012, includes $888 million resulting from consumer loans written down in accordance with OCC guidance issued in third quarter 2012.
  Includes the losses on foreclosed real estate and other collateral owned that were measured at fair value subsequent to their initial classification as foreclosed assets.

Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Quantative Information about Valuation Techniques and Unobservable Inputs

	Fair Value			Significant		Range			Weighted
($ in millions)	Level 3		Valuation Technique(s) (1)	Unobservable Inputs (1)		of inputs			Average (2)
December 31, 2012
Residential mortgages held for sale
(LOCOM)	$1,045	(3)	Discounted cash flow	Default rate	(4)	2.9	-	21.2%	7.9%
				Discount rate		4.1	-	11.9	10.9
				Loss severity		2.0	-	45.0	6.0
				Prepayment rate	(5)	1.0	-	100.0	66.7
Insignificant level 3 assets	148
Total	1,193

  Refer to the narrative following the recurring quantitative Level 3 table of this Note for a definition of the valuation technique(s) and significant unobservable inputs.
  Weighted averages are calculated using outstanding unpaid principal balance of the loans.
  Consists of approximately $942 million government insured/guaranteed loans purchased from GNMA-guaranteed mortgage securitization and $103 million of other mortgage loans which are not government insured/guaranteed.
  Applies only to non-government insured/guaranteed loans.
  Includes the impact on prepayment rate of expected defaults for the government insured/guaranteed loans, which impacts the frequency and timing of early resolution of loans.

Fair Value Investments in Entites that Calculate Net Asset Value Per Share

				Redemption
	Fair	Unfunded	Redemption	notice
(in millions)	value	commitments	frequency	period
December 31, 2012
Offshore funds	$379	-	Daily - Annually	1 - 180 days
Funds of funds	1	-	Quarterly	90 days
Hedge funds	2	-	Daily - Annually	5 - 95 days
Private equity funds	807	195	N/A	N/A
Venture capital funds	82	21	N/A	N/A
Total	$1,271	216
December 31, 2011
Offshore funds	$352	-	Daily - Annually	1 - 180 days
Funds of funds	1	-	Quarterly	90 days
Hedge funds	22	-	Daily - Annually	5 - 95 days
Private equity funds	976	240	N/A	N/A
Venture capital funds	83	28	N/A	N/A
Total	$1,434	268

N/A - Not applicable

Fair Value Option, Carrying Amount

	December 31, 2012				December 31, 2011
			Fair value				Fair value
			carrying				carrying
			amount				amount
			less				less
	Fair value	Aggregate	aggregate		Fair value	Aggregate	aggregate
	carrying	unpaid	unpaid		carrying	unpaid	unpaid
(in millions)	amount	principal	principal		amount	principal	principal
Mortgages held for sale:
Total loans	$42,305	41,183	1,122	(1)	44,791	43,687	1,104	(1)
Nonaccrual loans	309	655	(346)		265	584	(319)
Loans 90 days or more past due and still accruing	49	64	(15)		44	56	(12)
Loans held for sale:
Total loans	6	10	(4)		1,176	1,216	(40)
Nonaccrual loans	2	6	(4)		25	39	(14)
Loans:
Total loans	6,206	5,669	537		5,916	5,441	475
Nonaccrual loans	89	89	-		32	32	-
Long-term debt	(1)	(1,157)	1,156	(2)	-	-	-

  The difference between fair value carrying amount and aggregate unpaid principal includes changes in fair value recorded at and subsequent to funding, gains and losses on the related loan commitment prior to funding, and premiums on acquired loans.
  Represents collateralized, non-recourse debt securities issued by certain of our consolidated securitization VIEs that are held by third party investors. To the extent cash flows from the underlying collateral are not sufficient to pay the unpaid principal amount of the debt, those third party investors absorb losses.

Fair Value Option, Gains and Losses

	2012			2011			2010
		Net gains			Net gains			Net gains
	Mortgage	(losses)		Mortgage	(losses)		Mortgage	(losses)
	banking	from	Other	banking	from	Other	banking	from	Other
	noninterest	trading	noninterest	noninterest	trading	noninterest	noninterest	trading	noninterest
(in millions)	income	activities	income	income	activities	income	income	activities	income
Year ended December 31,
Mortgages held for sale	$8,240	-	1	6,084	-	-	6,512	-	-
Loans held for sale	-	-	21	-	-	32	-	-	24
Loans	-	-	63	13	-	80	55	-	-
Long-term debt	-	-	(27)	(11)	-	-	(48)	-	-
Other interests held	-	(42)	34	-	(25)	-	-	(13)	-

Fair Value Option, Instrument Specific Credit Risk

	Year ended December 31,
(in millions)	2012	2011	2010
Gains (losses) attributable to
instrument-specific credit risk:
Mortgages held for sale	$(124)	(144)	(28)
Loans held for sale	21	32	24
Total	$(103)	(112)	(4)

Fair Value, Estimated for Financial Instruments Not Carried at Fair Value

	December 31, 2012					December 31, 2011
		Estimated fair value
(in millions)	Carrying amount	Level 1	Level 2	Level 3	Total	Carrying amount	Estimated fair value
Financial assets
Cash and due from banks (1)	$21,860	21,860	-	-	21,860	19,440	19,440
Federal funds sold, securities purchased
under resale agreements and
other short-term investments (1)	137,313	5,046	132,267	-	137,313	44,367	44,367
Mortgages held for sale (2)	4,844	-	3,808	1,045	4,853	3,566	3,566
Loans held for sale (2)	104	-	83	29	112	162	176
Loans, net (3)	763,968	-	56,237	716,114	772,351	731,308	723,867
Nonmarketable equity investments (cost method)	6,799	-	2	8,229	8,231	8,061	8,490
Financial liabilities
Deposits	1,002,835	-	946,922	57,020	1,003,942	920,070	921,803
Short-term borrowings (1)	57,175	-	57,175	-	57,175	49,091	49,091
Long-term debt (4)	127,366	-	119,220	11,063	130,283	125,238	126,484

  Amounts consist of financial instruments in which carrying value approximates fair value.
  Balance reflects MHFS and LHFS, as applicable, other than those MHFS and LHFS for which election of the fair value option was made.
  Loans exclude balances for which the fair value option was elected and also exclude lease financing with a carrying amount of $12.4 billion and $13.1 billion at December 31, 2012 and 2011, respectively.
  The carrying amount and fair value exclude balances for which the fair value option was elected and obligations under capital leases of $12 million and $116 million at December 31, 2012 and 2011, respectively.

Preferred Stock (Tables)	12 Months Ended
Dec. 31, 2012
Preferred Stock (Tables) [Abstract]
Detail of Preferred Stock

	December 31,
	2012		2011
	Liquidation	Shares	Liquidation	Shares
	preference	authorized	preference	authorized
	per share	and designated	per share	and designated
DEP Shares
Dividend Equalization Preferred Shares	$10	97,000	$10	97,000
Series G
7.25% Class A Preferred Stock	15,000	50,000	15,000	50,000
Series H
Floating Class A Preferred Stock	20,000	50,000	20,000	50,000
Series I
Floating Class A Preferred Stock	100,000	25,010	100,000	25,010
Series J
8.00% Non-Cumulative Perpetual Class A Preferred Stock	1,000	2,300,000	1,000	2,300,000
Series K
7.98% Fixed-to-Floating Non-Cumulative Perpetual Class A Preferred Stock	1,000	3,500,000	1,000	3,500,000
Series L
7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock	1,000	4,025,000	1,000	4,025,000
Series N
5.20% Non-Cumulative Perpetual Class A Preferred Stock	25,000	30,000	-	-
Series O
5.125% Non-Cumulative Perpetual Class A Preferred Stock	25,000	27,600	-	-
Total		10,104,610		10,047,010

	December 31, 2012				December 31, 2011
	Shares				Shares
	issued and	Par	Carrying		issued and	Par	Carrying
(in millions, except shares)	outstanding	value	value	Discount	outstanding	value	value	Discount
DEP Shares
Dividend Equalization Preferred Shares	96,546	$-	-	-	96,546	$-	-	-
Series I (1)
Floating Class A Preferred Stock	25,010	2,501	2,501	-	25,010	2,501	2,501	-
Series J (1)
8.00% Non-Cumulative Perpetual Class A Preferred Stock	2,150,375	2,150	1,995	155	2,150,375	2,150	1,995	155
Series K (1)
7.98% Fixed-to-Floating Non-Cumulative Perpetual Class A Preferred Stock	3,352,000	3,352	2,876	476	3,352,000	3,352	2,876	476
Series L (1)
7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock	3,968,000	3,968	3,200	768	3,968,000	3,968	3,200	768
Series N (1)
5.20% Non-Cumulative Perpetual Class A Preferred Stock	30,000	750	750	-	-	-	-	-
Series O (1)
5.125% Non-Cumulative Perpetual Class A Preferred Stock	26,000	650	650	-	-	-	-	-
ESOP
Cumulative Convertible Preferred Stock	910,934	911	911	-	858,759	859	859	-
Total	10,558,865	$14,282	12,883	1,399	10,450,690	$12,830	11,431	1,399

  Preferred shares qualify as Tier 1 capital.

Detail of Employee Stock Ownership Plan Preferred Stock

	Shares issued and outstanding		Carrying value		Adjustable
		December 31,	December 31,		dividend rate
(in millions, except shares)	2012	2011	2012	2011	Minimum	Maximum
ESOP Preferred Stock
$1,000 liquidation preference per share
2012	245,604	-	$246	-	10.00%	11.00
2011	277,263	370,280	277	370	9.00	10.00
2010	201,011	231,361	201	232	9.50	10.50
2008	73,434	89,154	73	89	10.50	11.50
2007	53,768	68,414	54	69	10.75	11.75
2006	33,559	46,112	34	46	10.75	11.75
2005	18,882	30,092	19	30	9.75	10.75
2004	7,413	17,115	7	17	8.50	9.50
2003	-	6,231	-	6	8.50	9.50
Total ESOP Preferred Stock (1)	910,934	858,759	$911	859
Unearned ESOP shares (2)			$(986)	(926)

  At December 31, 2012 and 2011, additional paid-in capital included $75 million and $67 million, respectively, related to preferred stock.
  We recorded a corresponding charge to unearned ESOP shares in connection with the issuance of the ESOP Preferred Stock. The unearned ESOP shares are reduced as shares of the ESOP Preferred Stock are committed to be released.

Common Stock and Stock Plans (Tables)	12 Months Ended
Dec. 31, 2012
Common Stock and Stock Plans (Tables) [Abstract]
Reserved, Issued and Authorized Common Stock

Number of shares
Dividend reinvestment and
common stock purchase plans	4,818,377
Director plans	1,215,481
Stock plans (1)	652,061,838
Convertible securities and warrants	104,944,767
Total shares reserved	763,040,463
Shares issued	5,481,811,474
Shares not reserved	2,755,148,063
Total shares authorized	9,000,000,000

  Includes employee options, restricted shares and restricted share rights, 401(k), profit sharing and compensation deferral plans.

Components of Stock Incentive Compensation Expense and Related Recognized Tax Benefit

	Year ended December 31,
(in millions)	2012	2011	2010
RSRs	$435	338	252
Performance shares	112	128	66
Stock options	13	63	118
Total stock incentive compensation
expense	$560	529	436
Related recognized tax benefit	$211	200	165

Summary of RSRs and Restricted Share Awards

		Weighted-
		average
		grant-date
	Number	fair value
Nonvested at January 1, 2012	39,280,129	$28.81
Granted	19,766,280	31.49
Vested	(2,620,424)	28.53
Canceled or forfeited	(1,138,648)	29.10
Nonvested at December 31, 2012	55,287,337	29.78

Summary of Performance Awards

		Weighted-
		average
		grant date
	Number	fair value
Nonvested at January 1, 2012	6,404,965	$29.68
Granted	3,889,916	31.44
Nonvested at December 31, 2012	10,294,881	30.35

Stock Option Activity and Related Information

			Weighted-
		Weighted-	average	Aggregate
		average	remaining	intrinsic
		exercise	contractual	value
	Number	price	term (in yrs.)	(in millions)
Incentive compensation plans
Options outstanding as of December 31, 2011	271,298,603	$38.14
Granted	1,828,758	31.82
Canceled or forfeited	(11,376,806)	73.59
Exercised	(58,824,163)	21.78
Options exercisable and outstanding as of December 31, 2012	202,926,392	40.84	3.7	$1,119

PartnerShares Plan
Options outstanding as of December 31, 2011	7,477,472	25.25
Canceled or forfeited	(606,614)	25.25
Exercised	(6,870,858)	25.25
Options outstanding as of December 31, 2012	-	-	-	-

Director awards
Options outstanding as of December 31, 2011	721,432	29.56
Granted	82,893	33.82
Canceled or forfeited	(19,232)	33.41
Exercised	(197,071)	25.45
Options exercisable and outstanding as of December 31, 2012	588,022	31.42	3.2	2

Summary of weighted-average per share fair value of options granted and the assumptions used

	Year ended December 31,
	2012	2011	2010
Per share fair value of options granted	$2.79	3.78	6.11
Expected volatility	29.2%	32.7	44.3
Expected dividends	$0.68	0.32	0.20
Expected term (in years)	0.7	1.0	1.3
Risk-free interest rate	0.1%	0.2	0.6

Employee Stock Ownership Plan

	Shares outstanding
	December 31,
(in millions, except shares)	2012	2011	2010
Allocated shares (common)	136,821,035	131,046,406	118,901,327
Unreleased shares (preferred)	910,934	858,759	618,382
Fair value of unreleased ESOP preferred shares	$911	859	618

	Dividends paid
	Year ended December 31,
	2012	2011	2010
Allocated shares (common)	$117	60	23
Unreleased shares (preferred)	115	95	76

Employee Benefits and Other Expenses (Tables)	12 Months Ended
Dec. 31, 2012
Employee Benefits and Other Expenses (Tables) [Abstract]
Changes in the Projected Benefit Obligation of Pension Benefits and the Accumulated Benefit Obligation of Other Benefits and Fair Value of Plan Assets [Table Text Block]

	December 31,
	2012			2011
	Pension benefits			Pension benefits
		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits
Change in benefit obligation:
Benefit obligation at beginning of year	$10,634	691	1,304	10,337	693	1,398
Service cost	3	-	11	6	1	13
Interest cost	514	32	60	520	34	71
Plan participants’ contributions	-	-	80	-	-	88
Actuarial loss (gain)	1,242	62	(23)	501	33	(105)
Benefits paid	(725)	(66)	(147)	(726)	(70)	(171)
Medicare Part D subsidy	-	-	11	-	-	10
Curtailment	-	-	(3)	(3)	-	-
Amendments	1	-	-	-	-	-
Liability transfer	47	-	-	-	-	-
Foreign exchange impact	1	-	-	(1)	-	-
Benefit obligation at end of year	11,717	719	1,293	10,634	691	1,304
Change in plan assets:
Fair value of plan assets at beginning of year	9,061	-	640	9,639	-	697
Actual return on plan assets	1,149	-	55	139	-	10
Employer contribution	9	66	(3)	10	70	6
Plan participants’ contributions	-	-	80	-	-	88
Benefits paid	(725)	(66)	(147)	(726)	(70)	(171)
Medicare Part D subsidy	-	-	11	-	-	10
Asset transfer	44	-	-	-	-	-
Foreign exchange impact	1	-	-	(1)	-	-
Fair value of plan assets at end of year	9,539	-	636	9,061	-	640
Funded status at end of year	$(2,178)	(719)	(657)	(1,573)	(691)	(664)
Amounts recognized in the balance sheet at end of year:
Liabilities	$(2,178)	(719)	(657)	(1,573)	(691)	(664)

Pension Plans Information with Benefit Obligations in Excess of Plan Assets

	December 31,
(in millions)	2012	2011
Projected benefit obligation	$12,391	11,325
Accumulated benefit obligation	12,389	11,321
Fair value of plan assets	9,490	9,061

Components of Net Periodic Benefit Cost

	December 31,
	2012			2011			2010
	Pension benefits			Pension benefits			Pension benefits
		Non-	Other		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits	Qualified	qualified	benefits
Service cost	$3	-	11	6	1	13	5	-	13
Interest cost	514	32	60	520	34	71	554	37	78
Expected return on plan assets	(652)	-	(36)	(759)	-	(41)	(717)	-	(29)
Amortization of net actuarial loss	131	10	-	86	6	-	105	3	1
Amortization of prior service credit	-	-	(2)	-	-	(3)	-	-	(4)
Settlement loss	2	5	-	4	3	-	-	-	-
Curtailment loss (gain)	-	-	(3)	-	-	-	3	-	(4)
Net periodic benefit cost	(2)	47	30	(143)	44	40	(50)	40	55
Other changes in plan assets
and benefit obligations
recognized in other
comprehensive income:
Net actuarial loss (gain)	758	62	(42)	1,120	33	(74)	(59)	46	(9)
Amortization of net actuarial loss	(131)	(10)	-	(86)	(6)	-	(105)	(3)	(1)
Prior service cost	(2)	-	-	-	-	-	2	-	-
Amortization of prior service credit	-	-	2	-	-	3	-	-	4
Settlement	(1)	(5)	-	(4)	(3)	-	-	-	-
Curtailment	-	-	-	(3)	-	-	(3)	-	4
Translation adjustments	-	-	-	(1)	-	-	-	-	-
Total recognized in other
comprehensive income	624	47	(40)	1,026	24	(71)	(165)	43	(2)
Total recognized in net periodic
benefit cost and other
comprehensive income	$622	94	(10)	883	68	(31)	(215)	83	53

Amounts Recognized in Accumulated Other Comprehensive Income

	December 31,
	2012			2011
	Pension benefits			Pension benefits
		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits
Net actuarial loss	$3,323	184	19	2,699	137	61
Net prior service credit	(2)	-	(25)	-	-	(27)
Net transition obligation	-	-	1	-	-	1
Total	$3,321	184	(5)	2,699	137	35

Weighted Average Assumptions for Determining Net Periodic Benefit Cost

	December 31,
	2012		2011		2010
	Pension	Other	Pension	Other	Pension	Other
	benefits (1)	benefits	benefits (1)	benefits	benefits (1)	benefits
Discount rate	5.00%	4.75	5.25	5.25	5.75	5.75
Expected return on plan assets	7.50	6.00	8.25	6.00	8.25	8.25

  Includes both qualified and nonqualified pension benefits.

Future Benefits Expected to be Paid Under the Pension and Other Benefit Plans

	Pension benefits		Other benefits
		Non-	Future	Subsidy
(in millions)	Qualified	qualified	benefits	receipts
Year ended
December 31,
2013	$838	74	98	13
2014	813	69	100	14
2015	789	64	103	11
2016	785	64	105	11
2017	782	59	106	11
2018-2022	3,454	274	511	53

Balances of Pension Plan And Other Benefits Plan Assets Measured at Fair Value

	Carrying value at year end
	Pension plan assets				Other benefits plan assets
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
December 31, 2012
Cash and cash equivalents	$-	312	-	312	164	23	-	187
Long duration fixed income (1)	545	3,124	1	3,670	-	-	-	-
Intermediate (core) fixed income (2)	71	355	-	426	65	116	-	181
High-yield fixed income	5	367	-	372	-	-	-	-
International fixed income	251	112	-	363	-	-	-	-
Domestic large-cap stocks (3)	854	499	-	1,353	-	102	-	102
Domestic mid-cap stocks	283	158	-	441	-	41	-	41
Domestic small-cap stocks (4)	309	15	-	324	-	30	-	30
International stocks (5)	578	341	1	920	28	47	-	75
Emerging market stocks	-	538	-	538	-	-	-	-
Real estate/timber (6)	100	1	328	429	-	-	-	-
Multi-strategy hedge funds (7)	-	187	71	258	-	-	-	-
Private equity	-	-	145	145	-	-	-	-
Other	-	31	48	79	1	-	22	23
Total plan investments	$2,996	6,040	594	9,630	258	359	22	639
Payable upon return of securities loaned				(112)				(3)
Net receivables (payables)				21				-
Total plan assets				$9,539				636
December 31, 2011
Cash and cash equivalents	$-	432	-	432	180	33	-	213
Long duration fixed income (1)	376	2,229	1	2,606	13	74	-	87
Intermediate (core) fixed income (2)	88	380	6	474	4	60	-	64
High-yield fixed income	10	366	1	377	-	12	-	12
International fixed income	147	184	-	331	5	6	-	11
Domestic large-cap stocks (3)	1,163	600	2	1,765	39	31	-	70
Domestic mid-cap stocks	364	183	-	547	12	21	-	33
Domestic small-cap stocks (4)	281	10	-	291	9	17	-	26
International stocks (5)	570	349	1	920	19	40	-	59
Emerging market stocks	-	574	-	574	-	19	-	19
Real estate/timber (6)	102	-	355	457	3	-	12	15
Multi-strategy hedge funds (7)	-	-	251	251	-	-	8	8
Private equity	-	-	129	129	-	-	4	4
Other	-	29	46	75	1	1	23	25
Total plan investments	$3,101	5,336	792	9,229	285	314	47	646
Payable upon return of securities loaned				(145)				(5)
Net receivables (payables)				(23)				(1)
Total plan assets				$9,061				640

(1)       This category includes a diversified mix of assets which are being managed in accordance with a duration target of approximately 10 years and an emphasis on corporate credit bonds combined with investments in U.S. Treasury securities and other U.S. agency and non-agency bonds.

(2) This category includes assets that are primarily intermediate duration, investment grade bonds held in investment strategies benchmarked to the Barclays Capital U.S. Aggregate Bond Index. Includes U.S. Treasury securities, agency and non-agency asset-backed bonds and corporate bonds.

(3)       This category covers a broad range of investment styles, both active and passive approaches, as well as style characteristics of value, core and growth emphasized strategies. Assets in this category are currently diversified across eight unique investment strategies. For December 31, 2012 and 2011, respectively, approximately 24% and 34% of the assets within this category are passively managed to popular mainstream market indexes including the Standard & Poor's 500 Index; excluding the allocation to the S&P 500 Index strategy, no single investment manager represents more than 2.5% of total plan assets.

(4)       This category consists of a highly diversified combination of four distinct investment management strategies with no single strategy representing more than 2% of total plan assets. Allocations in this category are primarily spread across actively managed approaches with distinct value and growth emphasized approaches in fairly equal proportions.

(5)       This category includes assets diversified across six unique investment strategies providing exposure to companies based primarily in developed market, non-U.S. countries with no single strategy representing more than 2.5% of total plan assets.

(6)       This category primarily includes investments in private and public real estate, as well as timber specific limited partnerships; real estate holdings are diversified by geographic location and sector (e.g., retail, office, apartments).

(7)       This category consists of several investment strategies diversified across more than 30 hedge fund managers. Single manager allocation exposure is limited to 0.15% (15 basis points) of total plan assets.

Changes in Level Three pension plan and other benefit plan assets measured at fair value

				Purchases,
	Balance			sales	Transfers	Balance
	beginning	Gains (losses)		and	Into/(Out of)	end of
(in millions)	of year	Realized	Unrealized (1)	settlements (net)	Level 3	year
Year ended December 31, 2012
Pension plan assets
Long duration fixed income	$1	-	-	-	-	1
Intermediate (core) fixed income	6	-	-	-	(6)	-
High-yield fixed income	1	-	-	-	(1)	-
Domestic large-cap stocks	2	-	-	-	(2)	-
International stocks	1	-	-	1	(1)	1
Real estate/timber	355	22	2	(51)	-	328
Multi-strategy hedge funds	251	1	2	8	(191)	71
Private equity	129	8	10	(2)	-	145
Other	46	1	3	(2)	-	48
	$792	32	17	(46)	(201)	594
Other benefits plan assets
Real estate/timber	$12	-	-	(12)	-	-
Multi-strategy hedge funds	8	-	-	(8)	-	-
Private equity	4	-	-	(4)	-	-
Other	23	-	-	(1)	-	22
	$47	-	-	(25)	-	22
Year ended December 31, 2011
Pension plan assets
Long duration fixed income	$-	-	-	1	-	1
Intermediate (core) fixed income	10	-	1	(5)	-	6
High-yield fixed income	1	-	-	-	-	1
Domestic large-cap stocks	4	-	(1)	(1)	-	2
International stocks	6	-	(1)	(4)	-	1
Real estate/timber	360	10	22	(37)	-	355
Multi-strategy hedge funds	313	5	(3)	(64)	-	251
Private equity	112	1	16	-	-	129
Other	41	4	-	1	-	46
	$847	20	34	(109)	-	792
Other benefits plan assets
Real estate/timber	$12	-	-	-	-	12
Multi-strategy hedge funds	10	-	-	(2)	-	8
Private equity	4	-	-	-	-	4
Other	22	-	-	1	-	23
	$48	-	-	(1)	-	47

(1)       All unrealized gains (losses) relate to instruments held at period end.

Expenses Not Otherwise Shown Separately in Financial Statements

	Year ended December 31,
(in millions)	2012	2011	2010
Outside professional services	$2,729	2,692	2,370
Contract services	1,011	1,407	1,642
Foreclosed assets	1,061	1,354	1,537
Operating losses	2,235	1,261	1,258
Outside data processing	910	935	1,046
Postage, stationery and supplies	799	942	944

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Expense (Benefit) (Tables) [Abstract]
Components of income tax expense

	Year ended December 31,
(in millions)	2012	2011	2010
Current:
Federal	$9,141	3,352	1,425
State and local	1,198	468	548
Foreign	61	52	78
Total current	10,400	3,872	2,051
Deferred:
Federal	(1,151)	3,088	4,060
State and local	(166)	471	211
Foreign	20	14	16
Total deferred	(1,297)	3,573	4,287
Total	$9,103	7,445	6,338

Schedule of net deferred tax asset (liability)

	December 31,
(in millions)	2012	2011
Deferred tax assets
Allowance for loan losses	$6,192	6,955
Deferred compensation
and employee benefits	4,701	4,115
Accrued expenses	1,692	1,598
PCI loans	2,692	3,851
Basis difference in investments	1,182	2,104
Net operating loss and tax
credit carry forwards	1,058	1,701
Other	1,868	402
Total deferred tax assets	19,385	20,726
Deferred tax assets valuation allowance	(579)	(918)

Deferred tax liabilities
Mortgage servicing rights	(7,360)	(7,388)
Leasing	(4,414)	(4,344)
Mark to market, net	(2,401)	(4,027)
Intangible assets	(2,157)	(2,608)
Net unrealized gains on
securities available for sale	(4,135)	(2,619)
Insurance reserves	(1,707)	(1,197)
Other	(1,683)	(2,539)
Total deferred tax liabilities	(23,857)	(24,722)
Net deferred tax liability (1)	$(5,051)	(4,914)

(1)	Included in accrued expenses and other liabilities.

Effective income tax expense and rate

	December 31,
	2012		2011		2010
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$9,800	35.0%	$8,160	35.0%	$6,545	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of
federal income tax benefit	856	3.1	730	3.1	586	3.1
Tax-exempt interest	(414)	(1.5)	(334)	(1.4)	(283)	(1.5)
Excludable dividends	(132)	(0.5)	(247)	(1.1)	(258)	(1.3)
Tax credits	(815)	(2.9)	(735)	(3.2)	(577)	(3.1)
Life insurance	(524)	(1.9)	(222)	(1.0)	(223)	(1.2)
Leveraged lease tax expense	347	1.2	272	1.2	461	2.5
Other	(15)	-	(179)	(0.7)	87	0.4
Effective income tax expense and rate	$9,103	32.5%	$7,445	31.9%	$6,338	33.9%

Change in unrecognized tax benefits

	Year ended
	December 31,
(in millions)	2012	2011
Balance at beginning of year	$5,005	5,500
Additions:
For tax positions related to the current year	877	279
For tax positions related to prior years	491	255
Reductions:
For tax positions related to prior years	(114)	(358)
Lapse of statute of limitations	(23)	(75)
Settlements with tax authorities	(167)	(596)
Balance at end of year	$6,069	5,005

Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Common Share (Tables) [Abstract]
Earnings Per Common Share

		Year ended December 31,
(in millions, except per share amounts)		2012	2011	2010
Wells Fargo net income		$18,897	15,869	12,362
Less:	Preferred stock dividends and other (1)	898	844	730
Wells Fargo net income applicable to common stock (numerator)		$17,999	15,025	11,632
Earnings per common share
Average common shares outstanding (denominator)		5,287.6	5,278.1	5,226.8
Per share		$3.40	2.85	2.23
Diluted earnings per common share
Average common shares outstanding		5,287.6	5,278.1	5,226.8
Add:	Stock Options	27.5	24.2	28.3
	Restricted share rights	36.4	21.1	8.0
Diluted average common shares outstanding (denominator)		5,351.5	5,323.4	5,263.1
Per share		$3.36	2.82	2.21

  Includes series J, K, L, I and N preferred stock dividends of $892 million, $844 million and $737 million for the years ended 2012, 2011 and 2010, respectively.

Antidilutive Warrants And Options Outstanding

	Weighted-average shares
	Year ended December 31,
(in millions)	2012	2011	2010
Options	56.4	198.8	212.1
Warrants	39.2	39.4	66.9

Other Comprehensive Income (Tables)	12 Months Ended
Dec. 31, 2012
Other Comprehensive Income Tables [Abstract]
Components of other comprehensive income and related tax effects

	Year ended December 31,
	2012			2011			2010
	Before	Tax	Net of	Before	Tax	Net of	Before	Tax	Net of
(in millions)	tax	effect	tax	tax	effect	tax	tax	effect	tax
Foreign currency translation adjustments:
Net unrealized gains (losses)
arising during the period	$(6)	2	(4)	(37)	13	(24)	83	(26)	57
Reclassification of net gains
to net income	(10)	4	(6)	-	-	-	-	-	-
Net unrealized gains (losses)
arising during the period	(16)	6	(10)	(37)	13	(24)	83	(26)	57
Securities available for sale:
Net unrealized gains (losses)
arising during the period	5,143	(1,921)	3,222	(588)	359	(229)	2,624	(1,134)	1,490
Reclassification of net (gains) losses
to net income	(271)	102	(169)	(696)	262	(434)	77	(29)	48
Net unrealized gains (losses)
arising during the period	4,872	(1,819)	3,053	(1,284)	621	(663)	2,701	(1,163)	1,538
Derivatives and hedging activities:
Net unrealized gains arising
during the period	52	(12)	40	190	(85)	105	750	(282)	468
Reclassification of net gains on cash flow
hedges to net income	(388)	147	(241)	(571)	217	(354)	(613)	234	(379)
Net unrealized gains (losses)
arising during the period	(336)	135	(201)	(381)	132	(249)	137	(48)	89
Defined benefit plans adjustments:
Net actuarial gains (losses) arising
during the period	(775)	290	(485)	(1,079)	411	(668)	20	(9)	11
Amortization of net actuarial loss and prior
service cost to net income	144	(54)	90	99	(38)	61	104	(45)	59
Net unrealized gains (losses)
arising during the period	(631)	236	(395)	(980)	373	(607)	124	(54)	70
Other comprehensive income (loss)	$3,889	(1,442)	2,447	(2,682)	1,139	(1,543)	3,045	(1,291)	1,754
Less: Other comprehensive income (loss) from
noncontrolling interests, net of tax			4			(12)			25
Wells Fargo other comprehensive
income (loss), net of tax			$2,443			(1,531)			1,729

Cumulative other comprehensive income

					Cumulative
	Foreign		Derivatives	Defined	other
	currency	Securities	and	benefit	compre-
	translation	available	hedging	plans	hensive
(in millions)	adjustments	for sale	activities	adjustments	income
Balance, December 31, 2009	$67	3,541	650	(1,249)	3,009
Net change	57	1,538	89	70	1,754
Less: Other comprehensive income (loss)
from noncontrolling interests	12	13	-	-	25
Balance, December 31, 2010	112	5,066	739	(1,179)	4,738
Net change	(24)	(663)	(249)	(607)	(1,543)
Less: Other comprehensive income (loss)
from noncontrolling interests	(2)	(10)	-	-	(12)
Balance, December 31, 2011	90	4,413	490	(1,786)	3,207
Net change	(10)	3,053	(201)	(395)	2,447
Less: Other comprehensive income (loss)
from noncontrolling interests	-	4	-	-	4
Balance, December 31, 2012	$80	7,462	289	(2,181)	5,650

Operating Segments (Tables)	12 Months Ended
Dec. 31, 2012
Operating Segment (Tables) [Abstract]
Financial Information of Operating Segment

			Wealth,
			Brokerage
	Community	Wholesale	and		Consolidated
(income/expense in millions, average balances in billions)	Banking	Banking	Retirement	Other (1)	Company
2012
Net interest income (2)	$29,045	12,648	2,768	(1,231)	43,230
Provision for credit losses	6,835	286	125	(29)	7,217
Noninterest income	24,360	11,444	9,392	(2,340)	42,856
Noninterest expense	30,840	12,082	9,893	(2,417)	50,398
Income (loss) before income tax expense (benefit)	15,730	11,724	2,142	(1,125)	28,471
Income tax expense (benefit)	4,774	3,943	814	(428)	9,103
Net income (loss) before noncontrolling interests	10,956	7,781	1,328	(697)	19,368
Less: Net income from noncontrolling interests	464	7	-	-	471
Net income (loss) (3)	$10,492	7,774	1,328	(697)	18,897

2011
Net interest income (2)	$29,657	11,616	2,844	(1,354)	42,763
Provision (reversal of provision) for credit losses	7,976	(110)	170	(137)	7,899
Noninterest income	21,124	9,952	9,333	(2,224)	38,185
Noninterest expense	29,252	11,177	9,934	(970)	49,393
Income (loss) before income tax expense (benefit)	13,553	10,501	2,073	(2,471)	23,656
Income tax expense (benefit)	4,104	3,495	785	(939)	7,445
Net income (loss) before noncontrolling interests	9,449	7,006	1,288	(1,532)	16,211
Less: Net income from noncontrolling interests	316	19	7	-	342
Net income (loss) (3)	$9,133	6,987	1,281	(1,532)	15,869

2010
Net interest income (2)	$31,885	11,474	2,707	(1,309)	44,757
Provision for credit losses	13,807	1,920	334	(308)	15,753
Noninterest income	22,604	10,951	9,023	(2,125)	40,453
Noninterest expense	30,071	11,269	9,768	(652)	50,456
Income (loss) before income tax expense (benefit)	10,611	9,236	1,628	(2,474)	19,001
Income tax expense (benefit)	3,347	3,315	616	(940)	6,338
Net income (loss) before noncontrolling interests	7,264	5,921	1,012	(1,534)	12,663
Less: Net income from noncontrolling interests	274	20	7	-	301
Net income (loss) (3)	$6,990	5,901	1,005	(1,534)	12,362

2012
Average loans	$487.1	273.8	42.7	(28.4)	775.2
Average assets	761.1	481.7	164.6	(65.8)	1,341.6
Average core deposits	591.2	227.0	137.5	(61.8)	893.9

2011
Average loans	$496.3	249.1	43.0	(31.3)	757.1
Average assets	752.3	428.1	155.2	(65.3)	1,270.3
Average core deposits	556.3	202.1	130.0	(61.7)	826.7

  Includes Wachovia integration expenses, through completion in the first quarter of 2012, and the elimination of items that are included in both Community Banking and Wealth, Brokerage and Retirement, largely representing services and products for wealth management customers provided in Community Banking stores.
  Net interest income is the difference between interest earned on assets and the cost of liabilities to fund those assets. Interest earned includes actual interest earned on segment assets and, if the segment has excess liabilities, interest credits for providing funding to other segments. The cost of liabilities includes interest expense on segment liabilities and, if the segment does not have enough liabilities to fund its assets, a funding charge based on the cost of excess liabilities from another segment.
  Represents segment net income (loss) for Community Banking; Wholesale Banking; and Wealth, Brokerage and Retirement segments and Wells Fargo net income for the consolidated company.

Parent-Only Financial Statements (Tables)	12 Months Ended
Dec. 31, 2012
Parent-Only Financial Statements (Tables) [Abstract]
Parent-Only Statement of Income
Parent-Only Statement of Income

	Year ended December 31,
(in millions)	2012	2011	2010
Income
Dividends from subsidiaries:
Bank	$11,767	11,546	12,896
Nonbank	1,150	140	21
Interest income from subsidiaries	897	914	1,375
Other interest income	222	242	304
Other income	267	460	363
Total income	14,303	13,302	14,959
Expense
Interest Expense:
Indebtedness to nonbank subsidiaries	287	254	312
Short-term borrowings	1	1	1
Long-term debt	1,877	2,423	2,874
Other	23	8	2
Noninterest expense	1,127	77	1,335
Total expense	3,315	2,763	4,524
Income before income tax benefit and
equity in undistributed income of subsidiaries	10,988	10,539	10,435
Income tax benefit	(903)	(584)	(749)
Equity in undistributed income of subsidiaries	7,006	4,746	1,178
Net income	$18,897	15,869	12,362

Parent-Only Statement of Comprehensive Income
Parent-Only Statement of Comprehensive Income

	Year ended December 31,
(in millions)	2012	2011	2010
Net income	$18,897	15,869	12,362
Other comprehensive income (loss), net of tax:
Securities available for sale	61	(50)	(30)
Derivatives and hedging activities	31	(1)	(88)
Defined benefit plans adjustment	(379)	(650)	114
Equity in other comprehensive income of subsidiaries	2,730	(830)	1,733
Other comprehensive income (loss), net of tax:	2,443	(1,531)	1,729
Total comprehensive income	$21,340	14,338	14,091

Parent-Only Balance Sheet
Parent-Only Balance Sheet

	December 31,
(in millions)	2012	2011
Assets
Cash and cash equivalents due from:
Subsidiary banks	$35,697	19,312
Nonaffiliates	5	30
Securities available for sale	7,268	7,427

Loans to subsidiaries:
Bank	-	3,885
Nonbank	41,068	46,987
Investments in subsidiaries:
Bank	148,693	135,155
Nonbank	19,492	17,294
Other assets	7,880	7,579
Total assets	$260,103	237,669
Liabilities and equity
Short-term borrowings	$1,592	759
Accrued expenses and other liabilities	8,332	7,052
Long-term debt	76,233	77,613
Indebtedness to nonbank subsidiaries	16,392	12,004
Total liabilities	102,549	97,428
Stockholders' equity	157,554	140,241
Total liabilities and equity	$260,103	237,669

Parent-Only Statement of Cash Flows
Parent-Only Statement of Cash Flows

	Year ended December 31,
(in millions)	2012	2011	2010
Cash flows from operating activities:
Net cash provided by operating activities	$13,365	15,049	14,180
Cash flows from investing activities:
Securities available for sale:
Sales proceeds	6,171	11,459	2,441
Prepayments and maturities	30	-	-
Purchases	(5,845)	(16,487)	(119)
Loans:
Net repayments from (advances to) subsidiaries	9,191	1,318	(5,485)
Capital notes and term loans made to subsidiaries	(1,850)	(1,340)	-
Principal collected on notes/loans made to subsidiaries	2,462	5,779	11,282
Net decrease (increase) in investment in subsidiaries	(5,218)	(610)	1,198
Other, net	(2)	230	15
Net cash provided by investing activities	4,939	349	9,332
Cash flows from financing activities:
Net increase (decrease) in short-term borrowings and
indebtedness to subsidiaries	5,456	(242)	1,860
Long-term debt:
Proceeds from issuance	16,989	7,058	1,789
Repayment	(18,693)	(31,198)	(23,281)
Preferred stock:
Proceeds from issuance	1,377	2,501	-
Cash dividends paid	(892)	(844)	(737)
Common stock warrants repurchased	(1)	(2)	(545)
Common stock:
Proceeds from issuance	2,091	1,296	1,375
Repurchased	(3,918)	(2,416)	(91)
Cash dividends paid	(4,565)	(2,537)	(1,045)
Excess tax benefits related to stock option payments	226	79	98
Other, net	(14)	-	-
Net cash used by financing activities	(1,944)	(26,305)	(20,577)
Net change in cash and due from banks	16,360	(10,907)	2,935
Cash and due from banks at beginning of year	19,342	30,249	27,314
Cash and due from banks at end of year	$35,702	19,342	30,249

Regulatory and Agency Capital Requirements (Tables)	12 Months Ended
Dec. 31, 2012
Regulatory and Agency Capital Requirements (Tables) [Abstract]
Regulatory And Agency Capital Requirements

	Wells Fargo & Company		Wells Fargo Bank, N.A.		Well-	Minimum
	December 31,				capitalized	capital
(in billions, except ratios)	2012	2011	2012	2011	ratios (1)	ratios (1)
Regulatory capital:
Tier 1	$126.6	114.0	101.3	92.6
Total	157.6	148.5	124.8	117.9

Assets:
Risk-weighted	$1,077.1	1,005.6	1,002.0	923.2
Adjusted average (2)	1,336.4	1,262.6	1,195.9	1,115.4

Capital ratios:
Tier 1 capital (3)	11.75%	11.33	10.11	10.03	6.00	4.00
Total capital (3)	14.63	14.76	12.45	12.77	10.00	8.00
Tier 1 leverage (2)	9.47	9.03	8.47	8.30	5.00	4.00

  As defined by the regulations issued by the Federal Reserve, OCC and FDIC.
  The leverage ratio consists of Tier 1 capital divided by quarterly average total assets, excluding goodwill and certain other items. The minimum leverage ratio guideline is 3% for banking organizations that do not anticipate significant growth and that have well-diversified risk, excellent asset quality, high liquidity, good earnings, effective management and monitoring of market risk and, in general, are considered top-rated, strong banking organizations.
  Effective September 30, 2012, we refined our determination of the risk weighting of certain unused lending commitments that provide for the ability to issue standby letters of credit and commitments to issue standby letters of credit under syndication arrangements where we have an obligation to issue in a lead agent or similar capacity beyond our contractual participation level.

Summary of Significant Accounting Policies (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended						3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Independent Foreclosure Review (IFR) Programs [Member]	Dec. 31, 2012 Private Forward Repurchase Transaction [Member]	Dec. 31, 2011 Private Forward Repurchase Transaction [Member]	Mar. 31, 2013 Private Forward Repurchase Transaction [Member] Scenario, Forecast [Member]
Supplemental cash flow information - Noncash activities
Transfers from trading assets to securities available for sale	$ 0	$ 47	$ 0
Transfers from loans to securities available for sale	921	2,822	3,476
Trading assets retained from securitizations of MHFS	85,108	61,599	19,815
Capitalization of MSRs from sale of MHFS	4,988	4,089	4,570
Transfers from MHFS to foreclosed assets	223	224	262
Transfers from loans to MHFS	7,584	6,305	230
Transfers from loans to LHFS	143	129	1,313
Transfers from loans to foreclosed assets	9,016	9,315	8,699
Changes in consolidations (deconsolidations) of variable interest entities:
Trading assets	0	0	155
Securities available for sale	(40)	7	(7,590)
Loans	(245)	(599)	26,117
Other assets	0	0	212
Short-term borrowings	0	0	5,127
Long-term debt	(293)	(628)	13,613
Accrued expenses and other liabilities	0	0	(32)
Decrease in noncontrolling interests due to deconsolidation of subsidiaries	0	0	440
Transfer from noncontrolling interests to long term debt	0	0	345
Consolidation of Reverse Mortgages Previously Sold:
Loans	0	5,483	0
Long-term debt	0	5,425	0
Summary Of Significant Accounting Policies Textuals [Abstract]
Forward Contract Indexed to Issuer's Equity, Contract Amount					$ 200
Common stock repurchased, shares					36,000,000	6,000,000	6,000,000
Settlement agreement, terms				In aggregate, the servicers have agreed to make direct, cash payments of $3.3 billion and to provide $5.2 billion in additional assistance, such as loan modifications, to consumers. Our portion of the cash settlement is $766 million, which is based on the proportionate share of Wells Fargo-serviced loans in the overall IFR population. We fully accrued the cash portion of the settlement in 2012, along with other remediation-related costs. We also committed to foreclosure prevention actions which include first and second lien modifications and short sales/deeds-in-lieu of foreclosure on $1.2 billion of loans. We anticipate meeting this commitment primarily through first lien modification and short sale activities. We are required to meet this commitment within two years of signing the agreement and we anticipate that we will be able to meet our commitment within the required timelines. This commitment did not result in any charge as we believe that this commitment is covered through the existing allowance for credit losses and the nonaccretable difference relating to the purchased credit-impaired loan portfolios.

Business Combinations (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Pending Acquisition [Member]	Dec. 31, 2011 Acquisitions of insurance brokerage businesses [Member]	Dec. 31, 2010 Acquisitions of insurance brokerage businesses [Member]	Dec. 31, 2012 EverKey Global Partners Limited/EverKey Global Management LLC/EverKey Global Partners (GP), LLC/EverKey Global Focus (GP), LLC - Bahamas/New York, New York [Member]	Dec. 31, 2012 Burdale Financial Holdings Limited/Certain Assets of Burdale Capital Finance, Inc. - England/Stamford, Connecticut [Member]	Dec. 31, 2012 Energy Lending Business of BNP Paribas, SA - Houston, Texas [Member]	Dec. 31, 2012 Merlin Securities, LLC/Merlin Canada LTD./Certain Assets & Liabilities of Merlin Group Holdings, LLC - San Francisco, California/Toronto, Ontario [Member]	Dec. 31, 2011 CP Equity, LLC - Denver, Colorado [Member]	Dec. 31, 2011 Certain assets of Foreign Current Exchange Corp - Orlando, Florida [Member]	Dec. 31, 2011 LaCrosse Holdings, LLC - Minneapolis, Minnesota [Member]	Dec. 31, 2010 Certain assets of GMAC Commercial Finance, LLC - New York, New York [Member]
Business Acquisition [Line Items]
Date							Jan 1, 2012	Feb 1, 2012	Apr 20, 2012	Aug 1, 2012	Jul 1, 2011	Aug 1, 2011	Nov 30, 2011	Apr 30, 2010
Various Dates					Various	Various
Business Acquisition, Number Completed during period				0	7	5
Business Acquisition, Purchase Price Allocation, Assets Acquired	$ 4,801	$ 588	$ 470		$ 37	$ 40	$ 7	$ 874	$ 3,639	$ 281	$ 389	$ 46	$ 116	$ 430

Cash, Loan and Dividend Restrictions (Details) (USD $) In Billions, except Per Share data, unless otherwise specified	1 Months Ended	12 Months Ended
	Jan. 22, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash, Loan and Dividend Restrictions [Line Items]
Average required reserve balance on deposits		$ 9.1	$ 7
Per share dividend amount requiring approval	$ 0.25	$ 0.88	$ 0.48	$ 0.2
Total capital ratio required to be well capitalized		10.00%
Credit And Non-Credit Transactions With All Nonbank Affiliates, Maximum Percent of Bank Capital and Surplus		20.00%
Credit and non-credit transactions with a single nonbank affiliate, maximum percent of bank capital and surplus [Member] [Member]
Cash, Loan and Dividend Restrictions [Line Items]
Total capital ratio required to be well capitalized		10.00%
Nonbank Subsidiaries [Member]
Cash, Loan and Dividend Restrictions [Line Items]
Additional dividends that could have been declared by national and state-chartered subsidiary bank/nonbank subsidiaries		6.2
National And State Chartered Subsidiary Banks [Member]
Cash, Loan and Dividend Restrictions [Line Items]
Additional dividends that could have been declared by national and state-chartered subsidiary bank/nonbank subsidiaries		$ 1.7

Federal Funds Sold, Securities Purchased under Resale Agreements and Other Short-Term Investments (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Federal Funds Sold, Securities Purchased Under Resale Agreements and Other Short-Term Investments
Federal funds sold and securities purchased under resale agreements	$ 33,884,000,000	$ 24,255,000,000
Interest-earning deposits	102,408,000,000	18,917,000,000
Other short-term investments	1,021,000,000	1,195,000,000
Total	137,313,000,000	44,367,000,000
Loans [Member]
Federal Funds Sold, Securities Purchased under Resale Agreements and Other Short-Term Investments Textual [Abstract]
Securities purchased under long-term resale agreements	$ 9,500,000,000	$ 8,700,000,000

Securities Available for Sale Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Securities Available For Sale (Textual) [Abstract]
Cost	$ 223,283,000,000	$ 215,571,000,000
Fair value	235,199,000,000	222,613,000,000
Gross unrealized losses	1,054,000,000	3,169,000,000
OTTI	256,000,000	541,000,000	692,000,000
Securities of a single issuer (excluding the U.S. Treasury and federal agencies) with a book value exceeding 10% of stockholders' equity	0	0
Held-to-maturity Securities	0	0
Collateralized loan obligations [Member]
Securities Available For Sale (Textual) [Abstract]
Cost	12,200,000,000	8,100,000,000
Fair value	12,500,000,000	8,100,000,000
Asset-backed Securities Collateralized by Auto Leases or Loans and Cash Reserves [Member]
Securities Available For Sale (Textual) [Abstract]
Cost	5,900,000,000	6,700,000,000
Fair value	5,900,000,000	6,700,000,000
Asset-backed Securities Collateralized by Home Equity Loans [Member]
Securities Available For Sale (Textual) [Abstract]
Cost	695,000,000	846,000,000
Fair value	918,000,000	932,000,000
Mortgage Backed Securities [Member]
Securities Available For Sale (Textual) [Abstract]
Cost	125,471,000,000	127,105,000,000
Fair value	133,184,000,000	132,740,000,000
Gross unrealized losses	321,000,000	1,352,000,000
Federal agencies [Member]
Securities Available For Sale (Textual) [Abstract]
Cost	92,855,000,000	92,279,000,000
Fair value	97,285,000,000	96,754,000,000
Gross unrealized losses	4,000,000	10,000,000
OTTI	0	0	267,000,000
Commercial [Member]
Securities Available For Sale (Textual) [Abstract]
Cost	18,438,000,000	17,829,000,000
Fair value	19,968,000,000	18,150,000,000
Gross unrealized losses	268,000,000	928,000,000
OTTI	86,000,000	101,000,000	120,000,000
Expected remaining life of loan losses From	3.00%	4.00%	2.00%
Expected remaining life of loan losses To	18.00%	18.00%	15.00%
Current subordination levels From	0.00%	3.00%	3.00%
Current subordination levels To	13.00%	15.00%	13.00%
Securities we Intend to Sell [Member]
Securities Available For Sale (Textual) [Abstract]
Fair value	0	0
Securities we Intend to Sell [Member] | Federal agencies [Member]
Securities Available For Sale (Textual) [Abstract]
Fair value			14,500,000,000
OTTI			252,000,000
Securities we do not Intend to Sell [Member] | Commercial [Member]
Securities Available For Sale (Textual) [Abstract]
OTTI	86,000,000	101,000,000	120,000,000
Investment Grade [Member]
Securities Available For Sale (Textual) [Abstract]
Fair value	18,139,000,000	45,405,000,000
Gross unrealized losses	573,000,000	1,859,000,000
Investment Grade [Member] | Mortgage Backed Securities [Member]
Securities Available For Sale (Textual) [Abstract]
Fair value	4,435,000,000	11,795,000,000
Gross unrealized losses	38,000,000	478,000,000
Investment Grade [Member] | Federal agencies [Member]
Securities Available For Sale (Textual) [Abstract]
Fair value	2,247,000,000	3,019,000,000
Gross unrealized losses	4,000,000	10,000,000
Investment Grade [Member] | Commercial [Member]
Securities Available For Sale (Textual) [Abstract]
Fair value	2,110,000,000	6,273,000,000
Gross unrealized losses	31,000,000	429,000,000
Unrated Investment Grade Securities [Member]
Securities Available For Sale (Textual) [Abstract]
Fair value	2,000,000,000	6,200,000,000
Gross unrealized losses	$ 19,000,000	$ 207,000,000

Securities Available for Sale, Major Categories (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Cost	$ 223,283	$ 215,571
Gross unrealized gains	12,970	10,211
Gross unrealized losses	(1,054)	(3,169)
Securities available for sale	235,199	222,613
Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	220,946	212,642
Gross unrealized gains	12,473	9,660
Gross unrealized losses	(1,005)	(3,106)
Securities available for sale	232,414	219,196
US Treasury and Government [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	7,099	6,920
Gross unrealized gains	47	59
Gross unrealized losses	0	(11)
Securities available for sale	7,146	6,968
US States and Political Subdivisions [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	37,120	32,307
Gross unrealized gains	2,000	1,169
Gross unrealized losses	(444)	(883)
Securities available for sale	38,676	32,593
Mortgage Backed Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	125,471	127,105
Gross unrealized gains	8,034	6,987
Gross unrealized losses	(321)	(1,352)
Securities available for sale	133,184	132,740
Federal agencies [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	92,855	92,279
Gross unrealized gains	4,434	4,485
Gross unrealized losses	(4)	(10)
Securities available for sale	97,285	96,754
Residential [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	14,178	16,997
Gross unrealized gains	1,802	1,253
Gross unrealized losses	(49)	(414)
Securities available for sale	15,931	17,836
Commercial [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	18,438	17,829
Gross unrealized gains	1,798	1,249
Gross unrealized losses	(268)	(928)
Securities available for sale	19,968	18,150
Corporate debt securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	20,120	17,921
Gross unrealized gains	1,282	769
Gross unrealized losses	(69)	(286)
Securities available for sale	21,333	18,404
Collateralized debt obligations [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	12,726	8,650
Gross unrealized gains	557	298
Gross unrealized losses	(95)	(349)
Securities available for sale	13,188	8,599
Other Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	18,410	19,739
Gross unrealized gains	553	378
Gross unrealized losses	(76)	(225)
Securities available for sale	18,887	19,892
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	2,337	2,929
Gross unrealized gains	497	551
Gross unrealized losses	(49)	(63)
Securities available for sale	2,785	3,417
Perpetual preferred securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	1,935	2,396
Gross unrealized gains	281	185
Gross unrealized losses	(40)	(54)
Securities available for sale	2,176	2,527
Other equity securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost	402	533
Gross unrealized gains	216	366
Gross unrealized losses	(9)	(9)
Securities available for sale	$ 609	$ 890

Securities Available for Sale, Gross Unrealized Losses and Fair Value (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	$ (108)	$ (916)
Less than 12 months, Fair Value	10,727	39,083
12 months or more, Gross Unrealized Losses	(946)	(2,253)
12 months or more, Fair Value	11,441	14,530
Total Gross Unrealized Losses	(1,054)	(3,169)
Total, Fair Value	22,168	53,613
Debt Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(96)	(894)
Less than 12 months, Fair Value	10,563	38,706
12 months or more, Gross Unrealized Losses	(909)	(2,212)
12 months or more, Fair Value	10,903	14,000
Total Gross Unrealized Losses	(1,005)	(3,106)
Total, Fair Value	21,466	52,706
US Treasury and Government [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	0	(11)
Less than 12 months, Fair Value	0	5,473
12 months or more, Gross Unrealized Losses	0	0
12 months or more, Fair Value	0	0
Total Gross Unrealized Losses	0	(11)
Total, Fair Value	0	5,473
US States and Political Subdivisions [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(55)	(229)
Less than 12 months, Fair Value	2,709	8,501
12 months or more, Gross Unrealized Losses	(389)	(654)
12 months or more, Fair Value	4,662	4,348
Total Gross Unrealized Losses	(444)	(883)
Total, Fair Value	7,371	12,849
Mortgage Backed Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(14)	(244)
Less than 12 months, Fair Value	2,999	9,355
12 months or more, Gross Unrealized Losses	(307)	(1,108)
12 months or more, Fair Value	4,128	8,031
Total Gross Unrealized Losses	(321)	(1,352)
Total, Fair Value	7,127	17,386
Federal agencies [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(4)	(7)
Less than 12 months, Fair Value	2,247	2,392
12 months or more, Gross Unrealized Losses	0	(3)
12 months or more, Fair Value	0	627
Total Gross Unrealized Losses	(4)	(10)
Total, Fair Value	2,247	3,019
Residential [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(4)	(80)
Less than 12 months, Fair Value	261	3,780
12 months or more, Gross Unrealized Losses	(45)	(334)
12 months or more, Fair Value	1,564	3,440
Total Gross Unrealized Losses	(49)	(414)
Total, Fair Value	1,825	7,220
Commercial [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(6)	(157)
Less than 12 months, Fair Value	491	3,183
12 months or more, Gross Unrealized Losses	(262)	(771)
12 months or more, Fair Value	2,564	3,964
Total Gross Unrealized Losses	(268)	(928)
Total, Fair Value	3,055	7,147
Corporate debt securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(14)	(205)
Less than 12 months, Fair Value	1,217	8,107
12 months or more, Gross Unrealized Losses	(55)	(81)
12 months or more, Fair Value	305	167
Total Gross Unrealized Losses	(69)	(286)
Total, Fair Value	1,522	8,274
Collateralized debt obligations [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(2)	(150)
Less than 12 months, Fair Value	1,485	4,268
12 months or more, Gross Unrealized Losses	(93)	(199)
12 months or more, Fair Value	798	613
Total Gross Unrealized Losses	(95)	(349)
Total, Fair Value	2,283	4,881
Other Debt Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(11)	(55)
Less than 12 months, Fair Value	2,153	3,002
12 months or more, Gross Unrealized Losses	(65)	(170)
12 months or more, Fair Value	1,010	841
Total Gross Unrealized Losses	(76)	(225)
Total, Fair Value	3,163	3,843
Equity Securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(12)	(22)
Less than 12 months, Fair Value	164	377
12 months or more, Gross Unrealized Losses	(37)	(41)
12 months or more, Fair Value	538	530
Total Gross Unrealized Losses	(49)	(63)
Total, Fair Value	702	907
Perpetual preferred securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(3)	(13)
Less than 12 months, Fair Value	116	316
12 months or more, Gross Unrealized Losses	(37)	(41)
12 months or more, Fair Value	538	530
Total Gross Unrealized Losses	(40)	(54)
Total, Fair Value	654	846
Other equity securities [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position [Abstract]
Less than 12 months, Gross Unrealized Losses	(9)	(9)
Less than 12 months, Fair Value	48	61
12 months or more, Gross Unrealized Losses	0	0
12 months or more, Fair Value	0	0
Total Gross Unrealized Losses	(9)	(9)
Total, Fair Value	$ 48	$ 61

Securities Available for Sale, Unrealized Loss Position, by Credit Rating (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	$ (1,054)	$ (3,169)
Fair value	235,199	222,613
Debt Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(1,005)	(3,106)
Fair value	232,414	219,196
US Treasury and Government [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	0	(11)
Fair value	7,146	6,968
US States and Political Subdivisions [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(444)	(883)
Fair value	38,676	32,593
Mortgage Backed Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(321)	(1,352)
Fair value	133,184	132,740
Federal agencies [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(4)	(10)
Fair value	97,285	96,754
Residential [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(49)	(414)
Fair value	15,931	17,836
Commercial [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(268)	(928)
Fair value	19,968	18,150
Corporate debt securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(69)	(286)
Fair value	21,333	18,404
Collateralized debt obligations [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(95)	(349)
Fair value	13,188	8,599
Other Debt Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(76)	(225)
Fair value	18,887	19,892
Equity Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(49)	(63)
Fair value	2,785	3,417
Perpetual preferred securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(40)	(54)
Fair value	2,176	2,527
Investment Grade [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(573)	(1,859)
Fair value	18,139	45,405
Investment Grade [Member] | Debt Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(533)	(1,806)
Fair value	17,485	44,572
Investment Grade [Member] | US Treasury and Government [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	0	(11)
Fair value	0	5,473
Investment Grade [Member] | US States and Political Subdivisions [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(378)	(781)
Fair value	6,839	12,093
Investment Grade [Member] | Mortgage Backed Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(38)	(478)
Fair value	4,435	11,795
Investment Grade [Member] | Federal agencies [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(4)	(10)
Fair value	2,247	3,019
Investment Grade [Member] | Residential [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(3)	(39)
Fair value	78	2,503
Investment Grade [Member] | Commercial [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(31)	(429)
Fair value	2,110	6,273
Investment Grade [Member] | Corporate debt securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(19)	(165)
Fair value	1,112	7,156
Investment Grade [Member] | Collateralized debt obligations [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(49)	(185)
Fair value	2,065	4,597
Investment Grade [Member] | Other Debt Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(49)	(186)
Fair value	3,034	3,458
Investment Grade [Member] | Perpetual preferred securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(40)	(53)
Fair value	654	833
Non-investment Grade [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(472)	(1,301)
Fair value	3,981	8,147
Non-investment Grade [Member] | Debt Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(472)	(1,300)
Fair value	3,981	8,134
Non-investment Grade [Member] | US Treasury and Government [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	0	0
Fair value	0	0
Non-investment Grade [Member] | US States and Political Subdivisions [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(66)	(102)
Fair value	532	756
Non-investment Grade [Member] | Mortgage Backed Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(283)	(874)
Fair value	2,692	5,591
Non-investment Grade [Member] | Federal agencies [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	0	0
Fair value	0	0
Non-investment Grade [Member] | Residential [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(46)	(375)
Fair value	1,747	4,717
Non-investment Grade [Member] | Commercial [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(237)	(499)
Fair value	945	874
Non-investment Grade [Member] | Corporate debt securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(50)	(121)
Fair value	410	1,118
Non-investment Grade [Member] | Collateralized debt obligations [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(46)	(164)
Fair value	218	284
Non-investment Grade [Member] | Other Debt Securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	(27)	(39)
Fair value	129	385
Non-investment Grade [Member] | Perpetual preferred securities [Member]
Securities Available for Sale in an Unrealized Loss Position by Investment Grade [Abstract]
Gross unrealized losses	0	(1)
Fair value	$ 0	$ 13

Securities Available for Sale, Contractual Maturities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	$ 232,414	$ 219,196
Weighted Average Yield Contractual Maturities, Total	3.91%	4.12%
Due in 1 year, Contractual Maturities	5,034	1,899
Percentage of Weighted Average Yield, Due In 1 year	2.28%	3.85%
Due in 1-5 years, Contractual Maturities	36,092	43,305
Percentage of Weighted Average Yield, Due in 1-5 Years	2.37%	2.36%
Due in 5-10 years, Contractual Maturities	28,052	19,665
Percentage of Weighted Average Yield, Due In 5-10 years	3.07%	3.31%
Due in 10 years or More, Contractual Maturities	163,236	154,327
Percentage of Weighted Average Yield, Due After 10 Years	4.44%	4.72%
US Treasury and Government [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	7,146	6,968
Weighted Average Yield Contractual Maturities, Total	1.59%	0.91%
Due in 1 year, Contractual Maturities	376	57
Percentage of Weighted Average Yield, Due In 1 year	0.43%	0.48%
Due in 1-5 years, Contractual Maturities	661	6,659
Percentage of Weighted Average Yield, Due in 1-5 Years	1.24%	0.84%
Due in 5-10 years, Contractual Maturities	6,109	194
Percentage of Weighted Average Yield, Due In 5-10 years	1.70%	2.73%
Due in 10 years or More, Contractual Maturities	0	58
Percentage of Weighted Average Yield, Due After 10 Years	0.00%	3.81%
US States and Political Subdivisions [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	38,676	32,593
Weighted Average Yield Contractual Maturities, Total	5.29%	4.94%
Due in 1 year, Contractual Maturities	1,861	520
Percentage of Weighted Average Yield, Due In 1 year	2.61%	3.02%
Due in 1-5 years, Contractual Maturities	11,620	11,679
Percentage of Weighted Average Yield, Due in 1-5 Years	2.18%	2.90%
Due in 5-10 years, Contractual Maturities	3,380	2,692
Percentage of Weighted Average Yield, Due In 5-10 years	5.51%	5.31%
Due in 10 years or More, Contractual Maturities	21,815	17,702
Percentage of Weighted Average Yield, Due After 10 Years	7.15%	6.28%
Mortgage Backed Securities [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	133,184	132,740
Weighted Average Yield Contractual Maturities, Total	4.12%	4.55%
Due in 1 year, Contractual Maturities	1	1
Percentage of Weighted Average Yield, Due In 1 year	5.40%	6.47%
Due in 1-5 years, Contractual Maturities	184	442
Percentage of Weighted Average Yield, Due in 1-5 Years	4.37%	4.02%
Due in 5-10 years, Contractual Maturities	1,814	2,126
Percentage of Weighted Average Yield, Due In 5-10 years	2.95%	2.72%
Due in 10 years or More, Contractual Maturities	131,185	130,171
Percentage of Weighted Average Yield, Due After 10 Years	4.13%	4.58%
Federal agencies [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	97,285	96,754
Weighted Average Yield Contractual Maturities, Total	3.82%	4.39%
Due in 1 year, Contractual Maturities	1	1
Percentage of Weighted Average Yield, Due In 1 year	5.40%	6.47%
Due in 1-5 years, Contractual Maturities	106	442
Percentage of Weighted Average Yield, Due in 1-5 Years	4.87%	4.02%
Due in 5-10 years, Contractual Maturities	1,144	1,399
Percentage of Weighted Average Yield, Due In 5-10 years	3.41%	3.07%
Due in 10 years or More, Contractual Maturities	96,034	94,912
Percentage of Weighted Average Yield, Due After 10 Years	3.83%	4.42%
Residential [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	15,931	17,836
Weighted Average Yield Contractual Maturities, Total	4.38%	4.51%
Due in 1 year, Contractual Maturities	0	0
Percentage of Weighted Average Yield, Due In 1 year	0.00%	0.00%
Due in 1-5 years, Contractual Maturities	0	0
Percentage of Weighted Average Yield, Due in 1-5 Years	0.00%	0.00%
Due in 5-10 years, Contractual Maturities	569	640
Percentage of Weighted Average Yield, Due In 5-10 years	2.06%	1.88%
Due in 10 years or More, Contractual Maturities	15,362	17,196
Percentage of Weighted Average Yield, Due After 10 Years	4.47%	4.61%
Commercial [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	19,968	18,150
Weighted Average Yield Contractual Maturities, Total	5.33%	5.40%
Due in 1 year, Contractual Maturities	0	0
Percentage of Weighted Average Yield, Due In 1 year	0.00%	0.00%
Due in 1-5 years, Contractual Maturities	78	0
Percentage of Weighted Average Yield, Due in 1-5 Years	3.69%	0.00%
Due in 5-10 years, Contractual Maturities	101	87
Percentage of Weighted Average Yield, Due In 5-10 years	2.84%	3.33%
Due in 10 years or More, Contractual Maturities	19,789	18,063
Percentage of Weighted Average Yield, Due After 10 Years	5.35%	5.41%
Corporate debt securities [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	21,333	18,404
Weighted Average Yield Contractual Maturities, Total	4.26%	4.64%
Due in 1 year, Contractual Maturities	1,037	815
Percentage of Weighted Average Yield, Due In 1 year	4.29%	5.57%
Due in 1-5 years, Contractual Maturities	12,792	11,022
Percentage of Weighted Average Yield, Due in 1-5 Years	3.19%	3.40%
Due in 5-10 years, Contractual Maturities	6,099	4,691
Percentage of Weighted Average Yield, Due In 5-10 years	6.14%	6.67%
Due in 10 years or More, Contractual Maturities	1,405	1,876
Percentage of Weighted Average Yield, Due After 10 Years	5.88%	6.38%
Collateralized debt obligations [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	13,188	8,599
Weighted Average Yield Contractual Maturities, Total	1.35%	1.10%
Due in 1 year, Contractual Maturities	44	0
Percentage of Weighted Average Yield, Due In 1 year	0.96%	0.00%
Due in 1-5 years, Contractual Maturities	1,246	540
Percentage of Weighted Average Yield, Due in 1-5 Years	0.71%	1.61%
Due in 5-10 years, Contractual Maturities	7,376	6,813
Percentage of Weighted Average Yield, Due In 5-10 years	1.01%	1.00%
Due in 10 years or More, Contractual Maturities	4,522	1,246
Percentage of Weighted Average Yield, Due After 10 Years	2.08%	1.42%
Other Debt Securities [Member]
Available-for-sale Securities, Debt Maturities, Fair Value [Abstract]
Contractual Maturities,Total	18,887	19,892
Weighted Average Yield Contractual Maturities, Total	1.85%	1.89%
Due in 1 year, Contractual Maturities	1,715	506
Percentage of Weighted Average Yield, Due In 1 year	1.14%	2.29%
Due in 1-5 years, Contractual Maturities	9,589	12,963
Percentage of Weighted Average Yield, Due in 1-5 Years	1.75%	1.75%
Due in 5-10 years, Contractual Maturities	3,274	3,149
Percentage of Weighted Average Yield, Due In 5-10 years	2.11%	2.04%
Due in 10 years or More, Contractual Maturities	$ 4,309	$ 3,274
Percentage of Weighted Average Yield, Due After 10 Years	2.14%	2.29%

Securities Available for Sale, Realized Gains and Losses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Available-for-sale Securities, Gross Realized Gain (Loss) [Abstract]
Gross realized gains	$ 600	$ 1,305	$ 645
Gross realized losses	(73)	(70)	(32)
OTTI Write-downs	(256)	(541)	(692)
Net realized gains (losses) from securities available for sale	271	694	(79)
Net realized gains from private equity investments	1,086	842	534
Net realized gains from debt securities and equity investments	$ 1,357	$ 1,536	$ 455

Securities Available for Sale, Other-Than-Temporary Impairment (OTTI), Included in Earnings (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	$ 256	$ 541	$ 692
Nonmarketable equity investments	160	170	248
Total OTTI write-downs included in earnings	416	711	940
Debt Securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	240	423	672
US States and Political Subdivisions [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	16	2	16
Residential [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	84	252	175
Commercial [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	86	101	120
Federal agencies [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	0	0	267
Corporate debt securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	11	3	10
Collateralized debt obligations [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	1	1	15
Other Debt Securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	42	64	69
Equity Securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	16	118	20
Perpetual preferred securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	12	96	15
Other equity securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Securities available for sale	$ 4	$ 22	$ 5

Securities Available for Sale, Other-Than-Temporary Impaired Debt Securities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	$ 256	$ 541	$ 692
Debt Securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	240	423	672
Total changes to OCI for non-credit-related OTTI	(237)	(74)	(172)
Total OTTI losses recorded on debt securities	3	349	500
Debt Securities [Member] | Credit-related OTTI [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	237	422	400
Debt Securities [Member] | Intent-to-sell OTTI [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	3	1	272
US States and Political Subdivisions [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	16	2	16
Total changes to OCI for non-credit-related OTTI	1	(1)	(4)
Residential [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	84	252	175
Total changes to OCI for non-credit-related OTTI	(178)	(171)	(326)
Commercial [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	86	101	120
Total changes to OCI for non-credit-related OTTI	(88)	105	138
Collateralized debt obligations [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	1	1	15
Total changes to OCI for non-credit-related OTTI	(1)	4	54
Other Debt Securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	42	64	69
Total changes to OCI for non-credit-related OTTI	28	(13)	(33)
Corporate debt securities [Member]
Other than Temporary Impairment Losses, Investments, Available-for-sale Securities [Abstract]
Total OTTI recorded as part of gross realized losses	11	3	10
Total changes to OCI for non-credit-related OTTI	$ 1	$ 2	$ (1)

Securities Available for Sale, Credit Loss Component (Details) (Debt Securities [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Debt Securities [Member]
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Credit loss component, beginning of period	$ 1,272	$ 1,043	$ 1,187
Initial credit impairments	55	87	122
Subsequent credit impairments	182	335	278
Total Additions	237	422	400
For securities sold	(194)	(160)	(263)
For securities derecognized due to changes in consolidation status of variable interest entities	0	(2)	(242)
Due to change in intent to sell or requirement to sell	0	0	(2)
For recoveries of previous credit impairments	(26)	(31)	(37)
Total reductions	(220)	(193)	(544)
Credit loss component, end of period	$ 1,289	$ 1,272	$ 1,043

Securities Available for Sale, Residential Mortgage-Backed Securities, Credit Loss Component (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Credit Impairment Losses On Residential Mortgage Backed Securities [Abstract]
Securities available for sale	$ 256	$ 541	$ 692
Residential [Member]
Credit Impairment Losses On Residential Mortgage Backed Securities [Abstract]
Securities available for sale	84	252	175
Significant inputs (non-agency - non-investment grade MBS) [Abstract]
Expected remaining life of loan losses From	1.00%	0.00%	1.00%
Expected remaining life of loan losses To	44.00%	48.00%	43.00%
Credit impairment distribution [Abstract]
0 - 10% range	77.00%	42.00%	52.00%
10 - 20% range	11.00%	18.00%	29.00%
20 - 30% range	4.00%	28.00%	17.00%
Greater than 30%	8.00%	12.00%	2.00%
Weighted average	8.00%	12.00%	9.00%
Current subordination levels [Abstract]
Current subordination levels From	0.00%	0.00%	0.00%
Current subordination levels To	57.00%	25.00%	25.00%
Current subordination levels Weighted average	2.00%	4.00%	7.00%
Prepayment speed (annual CPR)
Prepayment speed From	5.00%	3.00%	2.00%
Prepayment speed To	29.00%	19.00%	27.00%
Prepayment speed Weighted average	15.00%	11.00%	14.00%
Investment Grade [Member] | Residential [Member]
Credit Impairment Losses On Residential Mortgage Backed Securities [Abstract]
Securities available for sale	0	5	5
Non-investment Grade [Member] | Residential [Member]
Credit Impairment Losses On Residential Mortgage Backed Securities [Abstract]
Securities available for sale	$ 84	$ 247	$ 170

Loans and Allowance for Credit Losses Textual (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Unearned income, net deferred loan fees and unamortized discount and premium	$ 7,400,000,000	$ 9,300,000,000
Loan charge-offs	10,973,000,000	13,615,000,000	20,100,000,000	19,825,000,000	8,777,000,000
Allowance for Credit Losses, Purchased Credit-Impaired	117,000,000	231,000,000	298,000,000	333,000,000
Financing Receivable, Recorded Investment, nonaccrual status	20,486,000,000	21,304,000,000
90 days past due and still accruing	23,245,000,000	22,569,000,000
Impaired loans, Recorded Investment	30,012,000,000	28,010,000,000
Unpaid principal balance	36,255,000,000	39,332,000,000
Total unfunded loan commitments on troubled debt restructurings	421,000,000	3,800,000,000
Financing Receivable Modifications, principal forgiven	495,000,000	577,000,000
Allowances Related To Adoption Of Consolidation Accounting Guidance			693,000,000
Other interest rate concessions, primary modification type	11,362,000,000	6,595,000,000
High Value Properties, Threshold	1,000,000
California [Member] | Residential Mortgage [Member]
Loan Concentration Risk (Textual) [Abstract]
Concentration of loans as a percentage of total loans	13.00%	13.00%
Concentration Risk, Geographic	These loans are generally diversified among the larger metropolitan areas in California, with no single area consisting of more than 3% of total loans.
Home Affordable Modification Program [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Impaired loans, Recorded Investment	402,000,000	421,000,000
Second Lien Modification Program [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Impaired loans, Recorded Investment	45,000,000	46,000,000
Proprietary Program [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Impaired loans, Recorded Investment	258,000,000	184,000,000
Purchased Credit-Impaired Loans [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
90 days past due and still accruing	6,000,000,000	8,700,000,000
Purchased Credit-Impaired Loans [Member] | California [Member] | Residential Mortgage [Member]
Loan Concentration Risk (Textual) [Abstract]
Concentration of loans as a percentage of total loans	2.00%	3.00%
Trial modifications [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Impaired loans, Recorded Investment	705,000,000	651,000,000
Trial modifications [Member] | Financing Receivable Accruing [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Impaired loans, Recorded Investment	429,000,000	310,000,000
Trial modifications [Member] | Financing Receivable Nonaccruing [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Impaired loans, Recorded Investment	276,000,000	341,000,000
Commercial and Industrial Loans [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	1,306,000,000	1,598,000,000	2,775,000,000	3,365,000,000	1,653,000,000
Financing Receivable, Recorded Investment, nonaccrual status	1,422,000,000	2,142,000,000
Impaired loans, Recorded Investment	2,086,000,000	3,072,000,000
Unpaid principal balance	3,331,000,000	7,191,000,000
Loan Concentration Risk (Textual) [Abstract]
Concentration Risk, Other Risk	At December 31, 2012 and 2011, we did not have concentrations representing 10% or more of our total loan portfolio in domestic commercial and industrial loans and lease financing by industry or CRE loans (real estate mortgage and real estate construction) by state or property type.
Commercial and Industrial Loans [Member] | Financing Receivable, Fully Charged Off, No Recorded Investment [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Unpaid principal balance		2,500,000,000
Commercial and Industrial Loans [Member] | Purchased Credit-Impaired Loans [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
90 days past due and still accruing	23,000,000	18,000,000
Commercial Real Estate Mortgage [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	382,000,000	636,000,000	1,151,000,000	670,000,000	29,000,000
Financing Receivable, Recorded Investment, nonaccrual status	3,322,000,000	4,085,000,000
Impaired loans, Recorded Investment	4,673,000,000	5,114,000,000
Unpaid principal balance	5,766,000,000	7,490,000,000
Commercial Real Estate Mortgage [Member] | Financing Receivable, Fully Charged Off, No Recorded Investment [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Unpaid principal balance		1,100,000,000
Commercial Real Estate Mortgage [Member] | Purchased Credit-Impaired Loans [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
90 days past due and still accruing	140,000,000	225,000,000
Commercial Real Estate Construction [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	191,000,000	351,000,000	1,189,000,000	1,063,000,000	178,000,000
Financing Receivable, Recorded Investment, nonaccrual status	1,003,000,000	1,890,000,000
Impaired loans, Recorded Investment	1,345,000,000	2,281,000,000
Unpaid principal balance	1,975,000,000	4,733,000,000
Commercial Real Estate Construction [Member] | Financing Receivable, Fully Charged Off, No Recorded Investment [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Unpaid principal balance		1,800,000,000
Commercial Real Estate Construction [Member] | Purchased Credit-Impaired Loans [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
90 days past due and still accruing	127,000,000	467,000,000
Commercial Real Estate Mortgage and Construction Loans [Member]
Loan Concentration Risk (Textual) [Abstract]
Concentration Risk, Other Risk	At December 31, 2012 and 2011, we did not have concentrations representing 10% or more of our total loan portfolio in domestic commercial and industrial loans and lease financing by industry or CRE loans (real estate mortgage and real estate construction) by state or property type.
Commercial Real Estate Mortgage and Construction Loans [Member] | Criticized [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loans, excluding Purchased Credit Impaired Loans	21,000,000,000
Financing Receivable, Recorded Investment, nonaccrual status	4,300,000,000
Lease Financing and Foreign [Member] | Financing Receivable, Fully Charged Off, No Recorded Investment [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Unpaid principal balance		157,000,000
Total Commercial [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	2,014,000,000	2,796,000,000	5,433,000,000	5,564,000,000	2,170,000,000
Allowance for Credit Losses, Purchased Credit-Impaired	88,000,000	165,000,000
Financing Receivable, Recorded Investment, nonaccrual status	5,824,000,000	8,217,000,000
Impaired loans, Recorded Investment	8,186,000,000	10,566,000,000
Unpaid principal balance	11,235,000,000	19,726,000,000
Total Commercial [Member] | Loans held for sale [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	16,000,000	25,000,000
Total Commercial [Member] | Purchased Credit-Impaired Loans [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
90 days past due and still accruing	457,000,000	885,000,000
Total Consumer [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	8,959,000,000	10,819,000,000	14,667,000,000	14,261,000,000	6,607,000,000
Allowance for Credit Losses, Purchased Credit-Impaired	29,000,000	66,000,000
Financing Receivable, Recorded Investment, nonaccrual status	14,662,000,000	13,087,000,000
Financing Receivable, Recorded Investment, equal to or greater than 90 days past due	10,300,000,000	11,500,000,000
90 days past due and still accruing	1,100,000,000	1,500,000,000
Impaired loans, Recorded Investment	21,826,000,000	17,444,000,000
Unpaid principal balance	25,020,000,000	19,606,000,000
Total Consumer [Member] | Loans Discharged in Bankruptcy [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	888,000,000
Financing Receivable, Recorded Investment, nonaccrual status	1,800,000,000
Other interest rate concessions, primary modification type	5,200,000,000
Real estate 1-4 family first mortgage [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	3,013,000,000	3,883,000,000	4,900,000,000	3,318,000,000	540,000,000
Financing Receivable, Recorded Investment, nonaccrual status	11,455,000,000	10,913,000,000
Financing Receivables equal to or greater than 180 days past due, Percentage of Portfolio	3.00%	3.30%
Impaired loans, Recorded Investment	18,472,000,000	14,486,000,000
Unpaid principal balance	21,293,000,000	16,494,000,000
Real estate 1-4 family first mortgage [Member] | Mortgages held for sale [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	336,000,000	301,000,000
Real estate 1-4 family first mortgage [Member] | Loans Discharged in Bankruptcy [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	1,400,000,000
Other interest rate concessions, primary modification type	4,500,000,000
Real estate 1-4 family junior lien mortgage [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	3,437,000,000	3,763,000,000	4,934,000,000	4,812,000,000	2,204,000,000
Financing Receivable, Recorded Investment, nonaccrual status	2,922,000,000	1,975,000,000
Impaired loans, Recorded Investment	2,483,000,000	2,079,000,000
Unpaid principal balance	2,855,000,000	2,232,000,000
Real estate 1-4 family junior lien mortgage [Member] | Implementation of Interagency Guidance, Effect [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	960,000,000
Real estate 1-4 family junior lien mortgage [Member] | Loans Discharged in Bankruptcy [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	205,000,000
Other interest rate concessions, primary modification type	506,000,000
Auto loans [Member] | Loans Discharged in Bankruptcy [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	140,000,000
Other interest rate concessions, primary modification type	140,000,000
FHA Insured/VA Guaranteed [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Financing Receivable, certain purchases net of certain transfers to held for sale	9,800,000,000	10,400,000,000
90 days past due and still accruing	20,745,000,000	19,240,000,000
FHA Insured/VA Guaranteed [Member] | Financing Receivable 90 Days Or More Past Due [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Government insured/guaranteed loans	20,200,000,000	18,500,000,000
FHA Insured, VA Or FFELP Guaranteed [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
90 days past due and still accruing	21,800,000,000	20,500,000,000
Student Loans under FFELP [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
90 days past due and still accruing	1,065,000,000	1,281,000,000
Interest-only Loans [Member] | Residential Mortgage [Member]
Loan Concentration Risk (Textual) [Abstract]
Concentration of loans as a percentage of total loans	18.00%	21.00%
Pick-a-pay with payment option feature [Member]
Loan Concentration Risk (Textual) [Abstract]
Concentration of loans as a percentage of total loans	4.00%				10.00%
Lines of credit [Member]
Loan Concentration Risk (Textual) [Abstract]
Lines of credit draw period, terms	Our first and junior lien lines of credit products generally have a draw period of 10 years with variable interest rates and payment options during the draw period of (1) interest only or (2) 1.5% of total outstanding balance. During the draw period, the borrower has the option of converting all or a portion of the line from a variable interest rate to a fixed rate with terms including interest-only payments for a fixed period between three to seven years or a fully amortizing payment with a fixed period between five to 30 years. At the end of the draw period, a line of credit generally converts to an amortizing payment loan with repayment terms of up to 30 years based on the balance at time of conversion.
Lines of credit portfolio, outstanding balance	84,600,000,000
Lines of credit portfolio, amount in amortization period	2,100,000,000
Lines of credit portfolio, percentage in amortization period	2.00%
Lines of credit portfolio, amount to enter amortization period in 2013-2014	8,200,000,000
Lines of credit portfolio, percentage to enter amortization period in 2013-2014	10.00%
Lines of credit portfolio, amount to enter amortization period in 2015-2017	29,400,000,000
Lines of credit portfolio, percentage to enter amortization period in 2015-2017	35.00%
Lines of credit portfolio, amount to enter amortization period in subsequent years	44,900,000,000
Lines of credit portfolio, percentage to enter amortization period in subsequent years	53.00%
Unfunded credit commitments, lines of credit portfolio	77,800,000,000
Lines of credit, amortization period [Member]
Loan Concentration Risk (Textual) [Abstract]
Lines of credit portfolio, amount 30 or more days past due	223,000,000
Lines of credit portfolio, percentage 30 or more days past due	11.00%
Lines of credit, draw period [Member]
Loan Concentration Risk (Textual) [Abstract]
Lines of credit portfolio, amount 30 or more days past due	1,900,000,000
Lines of credit portfolio, percentage 30 or more days past due	2.00%
Lease Financing [Member]
Accounts Notes Loans And Financing Receivable (Textual) [Abstract]
Loan charge-offs	24,000,000	38,000,000	120,000,000	229,000,000	65,000,000
Financing Receivable, Recorded Investment, nonaccrual status	27,000,000	53,000,000
Impaired loans, Recorded Investment	39,000,000	68,000,000
Unpaid principal balance	$ 54,000,000	$ 127,000,000
Loan Concentration Risk (Textual) [Abstract]
Concentration Risk, Other Risk	At December 31, 2012 and 2011, we did not have concentrations representing 10% or more of our total loan portfolio in domestic commercial and industrial loans and lease financing by industry or CRE loans (real estate mortgage and real estate construction) by state or property type.

Loans and Allowance for Credit Losses, Loans Outstanding (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	$ 799,574	$ 769,631	$ 757,267	$ 782,770	$ 864,830
Commercial and Industrial Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	187,759	167,216	151,284	158,352	202,469
Commercial Real Estate Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	106,340	105,975	99,435	97,527	94,923
Commercial Real Estate Construction [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	16,904	19,382	25,333	36,978	42,861
Lease Financing [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	12,424	13,117	13,094	14,210	15,829
Foreign Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	37,771	39,760	32,912	29,398	33,882
Total Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	361,198	345,450	322,058	336,465	389,964
Real estate 1-4 family first mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	249,900	228,894	230,235	229,536	247,894
Real estate 1-4 family junior lien mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	75,465	85,991	96,149	103,708	110,164
Credit Card [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	24,640	22,836	22,260	24,003	23,555
Other revolving credit and installment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	88,371	86,460	86,565	89,058	93,253
Total Consumer [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans	$ 438,376	$ 424,181	$ 435,209	$ 446,305	$ 474,866

Loans and Allowance for Credit Losses, Significant Activity (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Loans and Allowance for Credit Losses, Significant Activity [Abstract]
Purchases	$ 12,447	$ 7,362
Sales	(6,680)	(5,723)
Transfers to mortgages/loans held for sale	(105)	(239)
Commercial Portfolio Segment [Member]
Loans and Allowance for Credit Losses, Significant Activity [Abstract]
Purchases	12,280	7,078
Sales	(5,840)	(4,705)
Transfers to mortgages/loans held for sale	(84)	(164)
Consumer Portfolio Segment [Member]
Loans and Allowance for Credit Losses, Significant Activity [Abstract]
Purchases	167	284
Sales	(840)	(1,018)
Transfers to mortgages/loans held for sale	$ (21)	$ (75)

Loans and Allowance for Credit Losses, Commitments to Lend (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	$ 423,665	$ 395,030
Commercial and Industrial Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	215,626	201,061
Commercial Real Estate Mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	6,165	5,419
Commercial Real Estate Construction [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	9,109	7,347
Foreign Loans [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	8,423	6,083
Total Commercial [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	239,323	219,910
Real estate 1-4 family first mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	42,657	37,185
Real estate 1-4 family junior lien mortgage [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	50,934	55,207
Credit Card [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	70,960	65,111
Other revolving credit and installment [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	19,791	17,617
Total Consumer [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total unfunded credit commitments	$ 184,342	$ 175,120

Loans and Allowance for Credit Losses, Allowance for Credit Losses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for credit losses, beginning balance	$ 19,668	$ 23,463	$ 25,031	$ 21,711	$ 5,518
Provision for credit losses	7,217	7,899	15,753	21,668	15,979
Interest income on certain impaired loans	(315)	(332)	(266)	0	0
Loan charge-offs	(10,973)	(13,615)	(20,100)	(19,825)	(8,777)
Loan recoveries	1,939	2,316	2,347	1,657	938
Net loan charge-offs	(9,034)	(11,299)	(17,753)	(18,168)	(7,839)
Allowances related to business combinations/other	(59)	(63)	698	(180)	8,053
Allowance for credit losses, ending balance	17,477	19,668	23,463	25,031	21,711
Components: Allowance for loan losses	17,060	19,372	23,022	24,516	21,013
Components: Allowance for unfunded credit commitments	417	296	441	515	698
Components: Allowance for credit losses	17,477	19,668	23,463	25,031	21,711
Net loan charge-offs as a percentage of average total loans	1.17%	1.49%	2.30%	2.21%	1.97%
Allowance for loan losses as a percentage of total loans	2.13%	2.52%	3.04%	3.13%	2.43%
Allowance for credit losses as a percentage of total loans	2.19%	2.56%	3.10%	3.20%	2.51%
Commercial and Industrial Loans [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(1,306)	(1,598)	(2,775)	(3,365)	(1,653)
Loan recoveries	461	419	427	254	114
Commercial Real Estate Mortgage [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(382)	(636)	(1,151)	(670)	(29)
Loan recoveries	163	143	68	33	5
Commercial Real Estate Construction [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(191)	(351)	(1,189)	(1,063)	(178)
Loan recoveries	124	146	110	16	3
Lease Financing [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(24)	(38)	(120)	(229)	(65)
Loan recoveries	19	24	20	20	13
Foreign Loans [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(111)	(173)	(198)	(237)	(245)
Loan recoveries	32	45	53	40	49
Total Commercial [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for credit losses, beginning balance	6,358	8,169
Provision for credit losses	666	365
Interest income on certain impaired loans	(95)	(161)
Loan charge-offs	(2,014)	(2,796)	(5,433)	(5,564)	(2,170)
Loan recoveries	799	777	678	363	184
Net loan charge-offs	(1,215)	(2,019)
Allowances related to business combinations/other	0	4
Allowance for credit losses, ending balance	5,714	6,358	8,169
Components: Allowance for credit losses	5,714	6,358	8,169
Real estate 1-4 family first mortgage [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(3,013)	(3,883)	(4,900)	(3,318)	(540)
Loan recoveries	157	405	522	185	37
Real estate 1-4 family junior lien mortgage [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(3,437)	(3,763)	(4,934)	(4,812)	(2,204)
Loan recoveries	259	218	211	174	89
Credit Card [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(1,101)	(1,449)	(2,396)	(2,708)	(1,563)
Loan recoveries	185	251	218	180	147
Other revolving credit and installment [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Loan charge-offs	(1,408)	(1,724)	(2,437)	(3,423)	(2,300)
Loan recoveries	539	665	718	755	481
Total Consumer [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for credit losses, beginning balance	13,310	15,294
Provision for credit losses	6,551	7,534
Interest income on certain impaired loans	(220)	(171)
Loan charge-offs	(8,959)	(10,819)	(14,667)	(14,261)	(6,607)
Loan recoveries	1,140	1,539	1,669	1,294	754
Net loan charge-offs	(7,819)	(9,280)
Allowances related to business combinations/other	(59)	(67)
Allowance for credit losses, ending balance	11,763	13,310	15,294
Components: Allowance for credit losses	$ 11,763	$ 13,310	$ 15,294

Loans and Allowance for Credit Losses, Allowance for Credit Losses by Category (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for credit losses, beginning balance	$ 19,668	$ 23,463	$ 25,031	$ 21,711	$ 5,518
Provision for credit losses	7,217	7,899	15,753	21,668	15,979
Interest income on certain impaired loans	(315)	(332)	(266)	0	0
Loan charge-offs	(10,973)	(13,615)	(20,100)	(19,825)	(8,777)
Loan recoveries	1,939	2,316	2,347	1,657	938
Net loan charge-offs	(9,034)	(11,299)	(17,753)	(18,168)	(7,839)
Allowances related to business combinations/other	(59)	(63)	698	(180)	8,053
Allowance for credit losses, ending balance	17,477	19,668	23,463	25,031	21,711
Commercial Portfolio Segment [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for credit losses, beginning balance	6,358	8,169
Provision for credit losses	666	365
Interest income on certain impaired loans	(95)	(161)
Loan charge-offs	(2,014)	(2,796)	(5,433)	(5,564)	(2,170)
Loan recoveries	799	777	678	363	184
Net loan charge-offs	(1,215)	(2,019)
Allowances related to business combinations/other	0	4
Allowance for credit losses, ending balance	5,714	6,358	8,169
Consumer Portfolio Segment [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Allowance for credit losses, beginning balance	13,310	15,294
Provision for credit losses	6,551	7,534
Interest income on certain impaired loans	(220)	(171)
Loan charge-offs	(8,959)	(10,819)	(14,667)	(14,261)	(6,607)
Loan recoveries	1,140	1,539	1,669	1,294	754
Net loan charge-offs	(7,819)	(9,280)
Allowances related to business combinations/other	(59)	(67)
Allowance for credit losses, ending balance	$ 11,763	$ 13,310	$ 15,294

Loans and Allowance for Credit Losses, Loans by Credit Impairment Methodology (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Loans and Allowance for Credit Losses, by Credit Impairment Method [Abstract]
Allowance for Credit Losses, Collectively evaluated	$ 11,475	$ 12,759
Allowance for Credit Losses, Individually evaluated	5,885	6,678
Allowance for Credit Losses, Purchased Credit-Impaired	117	231	298	333
Total allowance for credit losses	17,477	19,668	23,463	25,031	21,711	5,518
Financing Receivable, Collectively evaluated	738,594	704,902
Financing Receivable, Individually evaluated	30,012	28,010
Purchased Credit Impaired Loans	30,968	36,719	41,430	51,705	58,797
Loans	799,574	769,631	757,267	782,770	864,830
Commercial Portfolio Segment [Member]
Loans and Allowance for Credit Losses, by Credit Impairment Method [Abstract]
Allowance for Credit Losses, Collectively evaluated	3,951	4,060
Allowance for Credit Losses, Individually evaluated	1,675	2,133
Allowance for Credit Losses, Purchased Credit-Impaired	88	165
Total allowance for credit losses	5,714	6,358	8,169
Financing Receivable, Collectively evaluated	349,035	328,117
Financing Receivable, Individually evaluated	8,186	10,566
Purchased Credit Impaired Loans	3,977	6,767	7,935	12,988	18,704
Loans	361,198	345,450	322,058	336,465	389,964
Consumer Portfolio Segment [Member]
Loans and Allowance for Credit Losses, by Credit Impairment Method [Abstract]
Allowance for Credit Losses, Collectively evaluated	7,524	8,699
Allowance for Credit Losses, Individually evaluated	4,210	4,545
Allowance for Credit Losses, Purchased Credit-Impaired	29	66
Total allowance for credit losses	11,763	13,310	15,294
Financing Receivable, Collectively evaluated	389,559	376,785
Financing Receivable, Individually evaluated	21,826	17,444
Purchased Credit Impaired Loans	26,991	29,952	33,495	38,717	40,093
Loans	$ 438,376	$ 424,181	$ 435,209	$ 446,305	$ 474,866

Loans and Allowance for Credit Losses, Loans by Credit Quality Indicator, Commercial (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Loans and Leases Receivable Disclosure [Abstract]
Purchased Credit Impaired Loans	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Loans	799,574	769,631	757,267	782,770	864,830
Commercial and Industrial Loans [Member]
Loans and Leases Receivable Disclosure [Abstract]
Purchased Credit Impaired Loans	259	399	718	1,911	4,580
Loans	187,759	167,216	151,284	158,352	202,469
Commercial Real Estate Mortgage [Member]
Loans and Leases Receivable Disclosure [Abstract]
Purchased Credit Impaired Loans	1,970	3,270	2,855	4,137	5,803
Loans	106,340	105,975	99,435	97,527	94,923
Commercial Real Estate Construction [Member]
Loans and Leases Receivable Disclosure [Abstract]
Purchased Credit Impaired Loans	877	1,745	2,949	5,207	6,462
Loans	16,904	19,382	25,333	36,978	42,861
Lease Financing [Member]
Loans and Leases Receivable Disclosure [Abstract]
Purchased Credit Impaired Loans	0	0
Loans	12,424	13,117	13,094	14,210	15,829
Foreign Loans [Member]
Loans and Leases Receivable Disclosure [Abstract]
Purchased Credit Impaired Loans	871	1,353	1,413	1,733	1,859
Loans	37,771	39,760	32,912	29,398	33,882
Total Commercial [Member]
Loans and Leases Receivable Disclosure [Abstract]
Purchased Credit Impaired Loans	3,977	6,767	7,935	12,988	18,704
Loans	361,198	345,450	322,058	336,465	389,964
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial and Industrial Loans [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	187,500	166,817
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial and Industrial Loans [Member] | Pass [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	169,293	144,980
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial and Industrial Loans [Member] | Criticized [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	18,207	21,837
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Mortgage [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	104,370	102,705
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Mortgage [Member] | Pass [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	87,183	80,215
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Mortgage [Member] | Criticized [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	17,187	22,490
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Construction [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	16,027	17,637
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Construction [Member] | Pass [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	12,224	10,865
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Construction [Member] | Criticized [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	3,803	6,772
Loans Excluding Purchased Credit-Impaired Loans [Member] | Lease Financing [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	12,424	13,117
Loans Excluding Purchased Credit-Impaired Loans [Member] | Lease Financing [Member] | Pass [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	11,787	12,455
Loans Excluding Purchased Credit-Impaired Loans [Member] | Lease Financing [Member] | Criticized [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	637	662
Loans Excluding Purchased Credit-Impaired Loans [Member] | Foreign Loans [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	36,900	38,407
Loans Excluding Purchased Credit-Impaired Loans [Member] | Foreign Loans [Member] | Pass [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	35,380	36,567
Loans Excluding Purchased Credit-Impaired Loans [Member] | Foreign Loans [Member] | Criticized [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	1,520	1,840
Loans Excluding Purchased Credit-Impaired Loans [Member] | Total Commercial [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	357,221	338,683
Loans Excluding Purchased Credit-Impaired Loans [Member] | Total Commercial [Member] | Pass [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	315,867	285,082
Loans Excluding Purchased Credit-Impaired Loans [Member] | Total Commercial [Member] | Criticized [Member]
Loans and Leases Receivable Disclosure [Abstract]
Loans, excluding Purchased Credit Impaired Loans	$ 41,354	$ 53,601

Loans and Allowance for Credit Losses, Loans by Delinquency Status, Commercial (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financing Receivable, Recorded Investment, Aging [Abstract]
90+ DPD and still accruing	$ 23,245	$ 22,569
Nonaccrual loans	20,486	21,304
Purchased Credit Impaired Loans	30,968	36,719	41,430	51,705	58,797
Loans	799,574	769,631	757,267	782,770	864,830
Commercial and Industrial Loans [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Nonaccrual loans	1,422	2,142
Purchased Credit Impaired Loans	259	399	718	1,911	4,580
Loans	187,759	167,216	151,284	158,352	202,469
Commercial Real Estate Mortgage [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Nonaccrual loans	3,322	4,085
Purchased Credit Impaired Loans	1,970	3,270	2,855	4,137	5,803
Loans	106,340	105,975	99,435	97,527	94,923
Commercial Real Estate Construction [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Nonaccrual loans	1,003	1,890
Purchased Credit Impaired Loans	877	1,745	2,949	5,207	6,462
Loans	16,904	19,382	25,333	36,978	42,861
Lease Financing [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Nonaccrual loans	27	53
Purchased Credit Impaired Loans	0	0
Loans	12,424	13,117	13,094	14,210	15,829
Foreign Loans [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Nonaccrual loans	50	47
Purchased Credit Impaired Loans	871	1,353	1,413	1,733	1,859
Loans	37,771	39,760	32,912	29,398	33,882
Total Commercial [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Nonaccrual loans	5,824	8,217
Purchased Credit Impaired Loans	3,977	6,767	7,935	12,988	18,704
Loans	361,198	345,450	322,058	336,465	389,964
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial and Industrial Loans [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD and still accruing	185,614	163,583
30-89 DPD and still accruing	417	939
90+ DPD and still accruing	47	153
Nonaccrual loans	1,422	2,142
Loans, excluding Purchased Credit Impaired Loans	187,500	166,817
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Mortgage [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD and still accruing	100,317	97,410
30-89 DPD and still accruing	503	954
90+ DPD and still accruing	228	256
Nonaccrual loans	3,322	4,085
Loans, excluding Purchased Credit Impaired Loans	104,370	102,705
Loans Excluding Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Construction [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD and still accruing	14,861	15,471
30-89 DPD and still accruing	136	187
90+ DPD and still accruing	27	89
Nonaccrual loans	1,003	1,890
Loans, excluding Purchased Credit Impaired Loans	16,027	17,637
Loans Excluding Purchased Credit-Impaired Loans [Member] | Lease Financing [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD and still accruing	12,344	12,934
30-89 DPD and still accruing	53	130
90+ DPD and still accruing	0	0
Nonaccrual loans	27	53
Loans, excluding Purchased Credit Impaired Loans	12,424	13,117
Loans Excluding Purchased Credit-Impaired Loans [Member] | Foreign Loans [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD and still accruing	36,837	38,122
30-89 DPD and still accruing	12	232
90+ DPD and still accruing	1	6
Nonaccrual loans	50	47
Loans, excluding Purchased Credit Impaired Loans	36,900	38,407
Loans Excluding Purchased Credit-Impaired Loans [Member] | Total Commercial [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD and still accruing	349,973	327,520
30-89 DPD and still accruing	1,121	2,442
90+ DPD and still accruing	303	504
Nonaccrual loans	5,824	8,217
Loans, excluding Purchased Credit Impaired Loans	$ 357,221	$ 338,683

Loans and Allowance for Credit Losses, Loans by Delinquency Status, Consumer (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financing Receivable, Recorded Investment, Aging [Abstract]
Purchased Credit Impaired Loans (carrying value)	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Loans	799,574	769,631	757,267	782,770	864,830
Real estate 1-4 family first mortgage [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,839	29,746	33,245	38,386	39,214
Loans	249,900	228,894	230,235	229,536	247,894
Real estate 1-4 family junior lien mortgage [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Purchased Credit Impaired Loans (carrying value)	152	206	250	331	728
Loans	75,465	85,991	96,149	103,708	110,164
Credit Card [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Purchased Credit Impaired Loans (carrying value)	0	0
Loans	24,640	22,836	22,260	24,003	23,555
Other revolving credit and installment [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Purchased Credit Impaired Loans (carrying value)	0	0	0	0	151
Loans	88,371	86,460	86,565	89,058	93,253
Total Consumer [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,991	29,952	33,495	38,717	40,093
Loans	438,376	424,181	435,209	446,305	474,866
Loans Excluding Purchased Credit-Impaired Loans [Member] | Real estate 1-4 family first mortgage [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD	179,870	156,985
30-59 DPD	3,295	4,075
60-89 DPD	1,528	2,012
90-119 DPD	853	1,152
120-179 DPD	1,141	1,704
180+ DPD	6,655	6,665
Government insured/guaranteed loans	29,719	26,555
Loans, excluding Purchased Credit Impaired Loans	223,061	199,148
Loans Excluding Purchased Credit-Impaired Loans [Member] | Real estate 1-4 family junior lien mortgage [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD	73,256	83,033
30-59 DPD	577	786
60-89 DPD	339	501
90-119 DPD	265	382
120-179 DPD	358	537
180+ DPD	518	546
Government insured/guaranteed loans	0	0
Loans, excluding Purchased Credit Impaired Loans	75,313	85,785
Loans Excluding Purchased Credit-Impaired Loans [Member] | Credit Card [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD	23,976	22,125
30-59 DPD	211	211
60-89 DPD	143	154
90-119 DPD	122	135
120-179 DPD	187	211
180+ DPD	1	0
Government insured/guaranteed loans	0	0
Loans, excluding Purchased Credit Impaired Loans	24,640	22,836
Loans Excluding Purchased Credit-Impaired Loans [Member] | Other revolving credit and installment [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD	74,519	69,712
30-59 DPD	966	963
60-89 DPD	272	275
90-119 DPD	130	127
120-179 DPD	33	33
180+ DPD	5	4
Government insured/guaranteed loans	12,446	15,346
Loans, excluding Purchased Credit Impaired Loans	88,371	86,460
Loans Excluding Purchased Credit-Impaired Loans [Member] | Total Consumer [Member]
Financing Receivable, Recorded Investment, Aging [Abstract]
Current-29 DPD	351,621	331,855
30-59 DPD	5,049	6,035
60-89 DPD	2,282	2,942
90-119 DPD	1,370	1,796
120-179 DPD	1,719	2,485
180+ DPD	7,179	7,215
Government insured/guaranteed loans	42,165	41,901
Loans, excluding Purchased Credit Impaired Loans	$ 411,385	$ 394,229

Loans and Allowance for Credit Losses, Loans by FICO Score, Consumer (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Loans	799,574	769,631	757,267	782,770	864,830
Real estate 1-4 family first mortgage [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,839	29,746	33,245	38,386	39,214
Loans	249,900	228,894	230,235	229,536	247,894
Real estate 1-4 family junior lien mortgage [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	152	206	250	331	728
Loans	75,465	85,991	96,149	103,708	110,164
Credit Card [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	0	0
Loans	24,640	22,836	22,260	24,003	23,555
Other revolving credit and installment [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	0	0	0	0	151
Loans	88,371	86,460	86,565	89,058	93,253
Total Consumer [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,991	29,952	33,495	38,717	40,093
Loans	438,376	424,181	435,209	446,305	474,866
Loans Excluding Purchased Credit-Impaired Loans [Member] | Real estate 1-4 family first mortgage [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Less than 600	17,662	21,604
600-639	10,208	10,978
640-679	15,764	15,563
680-719	24,725	23,622
720-759	31,502	27,417
760-799	63,946	47,337
Greater than 800	26,044	21,381
No FICO available	3,491	4,691
FICO not required	0	0
Government insured/guaranteed loans	29,719	26,555
Loans, excluding Purchased Credit Impaired Loans	223,061	199,148
Loans Excluding Purchased Credit-Impaired Loans [Member] | Real estate 1-4 family junior lien mortgage [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Less than 600	6,122	7,428
600-639	3,660	4,086
640-679	6,574	7,187
680-719	11,361	12,497
720-759	15,992	17,574
760-799	21,874	24,979
Greater than 800	8,526	10,247
No FICO available	1,204	1,787
FICO not required	0	0
Government insured/guaranteed loans	0	0
Loans, excluding Purchased Credit Impaired Loans	75,313	85,785
Loans Excluding Purchased Credit-Impaired Loans [Member] | Credit Card [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Less than 600	2,314	2,323
600-639	1,961	1,787
640-679	3,772	3,383
680-719	4,990	4,697
720-759	5,114	4,760
760-799	4,109	3,517
Greater than 800	2,223	1,969
No FICO available	157	400
FICO not required	0	0
Government insured/guaranteed loans	0	0
Loans, excluding Purchased Credit Impaired Loans	24,640	22,836
Loans Excluding Purchased Credit-Impaired Loans [Member] | Other revolving credit and installment [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Less than 600	9,091	8,921
600-639	6,403	6,222
640-679	10,153	9,350
680-719	11,640	10,465
720-759	10,729	9,936
760-799	12,371	11,163
Greater than 800	6,355	5,674
No FICO available	3,780	4,393
FICO not required	5,403	4,990
Government insured/guaranteed loans	12,446	15,346
Loans, excluding Purchased Credit Impaired Loans	88,371	86,460
Loans Excluding Purchased Credit-Impaired Loans [Member] | Total Consumer [Member]
Loans by FICO, Excluding Purchased Credit Impaired Loans [Abstract]
Less than 600	35,189	40,276
600-639	22,232	23,073
640-679	36,263	35,483
680-719	52,716	51,281
720-759	63,337	59,687
760-799	102,300	86,996
Greater than 800	43,148	39,271
No FICO available	8,632	11,271
FICO not required	5,403	4,990
Government insured/guaranteed loans	42,165	41,901
Loans, excluding Purchased Credit Impaired Loans	$ 411,385	$ 394,229

Loans and Allowance for Credit Losses, Loans by Loan to Value Ratio, Consumer (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Loans by Loan to Value, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Loans	799,574	769,631	757,267	782,770	864,830
Residential Mortgage [Member]
Loans by Loan to Value, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,991	29,952
Loans	325,365	314,885
Residential Mortgage [Member] | Loans Excluding Purchased Credit-Impaired Loans [Member]
Loans by Loan to Value, Excluding Purchased Credit Impaired Loans [Abstract]
0-60%	68,417	59,170
60.01-80%	84,927	62,553
80.01-100%	52,868	57,054
100.01-120%	30,580	36,945
Greater than 120%	28,139	37,234
No LTV/CLTV Available	3,724	5,422
Government insured/guaranteed loans	29,719	26,555
Loans, excluding Purchased Credit Impaired Loans	298,374	284,933
Real estate 1-4 family first mortgage [Member]
Loans by Loan to Value, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,839	29,746	33,245	38,386	39,214
Loans	249,900	228,894	230,235	229,536	247,894
Real estate 1-4 family first mortgage [Member] | Loans Excluding Purchased Credit-Impaired Loans [Member]
Loans by Loan to Value, Excluding Purchased Credit Impaired Loans [Abstract]
0-60%	56,247	46,476
60.01-80%	69,759	46,831
80.01-100%	34,830	36,764
100.01-120%	17,004	21,116
Greater than 120%	13,529	18,608
No LTV/CLTV Available	1,973	2,798
Government insured/guaranteed loans	29,719	26,555
Loans, excluding Purchased Credit Impaired Loans	223,061	199,148
Real estate 1-4 family junior lien mortgage [Member]
Loans by Loan to Value, Excluding Purchased Credit Impaired Loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	152	206	250	331	728
Loans	75,465	85,991	96,149	103,708	110,164
Real estate 1-4 family junior lien mortgage [Member] | Loans Excluding Purchased Credit-Impaired Loans [Member]
Loans by Loan to Value, Excluding Purchased Credit Impaired Loans [Abstract]
0-60%	12,170	12,694
60.01-80%	15,168	15,722
80.01-100%	18,038	20,290
100.01-120%	13,576	15,829
Greater than 120%	14,610	18,626
No LTV/CLTV Available	1,751	2,624
Government insured/guaranteed loans	0	0
Loans, excluding Purchased Credit Impaired Loans	$ 75,313	$ 85,785

Loans and Allowance for Credit Losses, Nonaccrual (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	$ 20,486	$ 21,304
Commercial and Industrial Loans [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	1,422	2,142
Commercial Real Estate Mortgage [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	3,322	4,085
Commercial Real Estate Construction [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	1,003	1,890
Lease Financing [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	27	53
Foreign Loans [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	50	47
Total Commercial [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	5,824	8,217
Real estate 1-4 family first mortgage [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	11,455	10,913
Real estate 1-4 family junior lien mortgage [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	2,922	1,975
Other revolving credit and installment [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	285	199
Total Consumer [Member]
Nonaccrual Loans [Abstract]
Financing Receivable, Recorded Investment, nonaccrual status	$ 14,662	$ 13,087

Loans and Allowance for Credit Losses, 90 Days Past Due and Still Accruing (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	$ 23,245	$ 22,569
FHA Insured/VA Guaranteed [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	20,745	19,240
Student Loans under FFELP [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	1,065	1,281
Total Consumer [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	1,100	1,500
Total, not government insured/guaranteed [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	1,435	2,048
Total, not government insured/guaranteed [Member] | Commercial and Industrial Loans [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	47	153
Total, not government insured/guaranteed [Member] | Commercial Real Estate Mortgage [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	228	256
Total, not government insured/guaranteed [Member] | Commercial Real Estate Construction [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	27	89
Total, not government insured/guaranteed [Member] | Foreign Loans [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	1	6
Total, not government insured/guaranteed [Member] | Total Commercial [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	303	504
Total, not government insured/guaranteed [Member] | Real estate 1-4 family first mortgage [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	564	781
Total, not government insured/guaranteed [Member] | Real estate 1-4 family junior lien mortgage [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	133	279
Total, not government insured/guaranteed [Member] | Credit Card [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	310	346
Total, not government insured/guaranteed [Member] | Other revolving credit and installment [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	125	138
Total, not government insured/guaranteed [Member] | Total Consumer [Member]
90 days Past Due and Still Accruing Loans [Abstract]
90 days past due and still accruing	$ 1,132	$ 1,544

Loans and Allowance for Credit Losses, Impaired Loans (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Impaired Loans [Abstract]
Unpaid principal balance	$ 36,255	$ 39,332
Impaired loans, Recorded Investment	30,012	28,010
Impaired Financing Receivable, with Related Allowance, Recorded Investment	26,215	26,890
Related allowance for credit losses	5,884	6,678
Commercial and Industrial Loans [Member]
Impaired Loans [Abstract]
Unpaid principal balance	3,331	7,191
Impaired loans, Recorded Investment	2,086	3,072
Impaired Financing Receivable, with Related Allowance, Recorded Investment	2,086	3,018
Related allowance for credit losses	353	501
Commercial Real Estate Mortgage [Member]
Impaired Loans [Abstract]
Unpaid principal balance	5,766	7,490
Impaired loans, Recorded Investment	4,673	5,114
Impaired Financing Receivable, with Related Allowance, Recorded Investment	4,537	4,637
Related allowance for credit losses	1,025	1,133
Commercial Real Estate Construction [Member]
Impaired Loans [Abstract]
Unpaid principal balance	1,975	4,733
Impaired loans, Recorded Investment	1,345	2,281
Impaired Financing Receivable, with Related Allowance, Recorded Investment	1,345	2,281
Related allowance for credit losses	276	470
Lease Financing [Member]
Impaired Loans [Abstract]
Unpaid principal balance	54	127
Impaired loans, Recorded Investment	39	68
Impaired Financing Receivable, with Related Allowance, Recorded Investment	39	68
Related allowance for credit losses	11	21
Foreign Loans [Member]
Impaired Loans [Abstract]
Unpaid principal balance	109	185
Impaired loans, Recorded Investment	43	31
Impaired Financing Receivable, with Related Allowance, Recorded Investment	43	31
Related allowance for credit losses	9	8
Total Commercial [Member]
Impaired Loans [Abstract]
Unpaid principal balance	11,235	19,726
Impaired loans, Recorded Investment	8,186	10,566
Impaired Financing Receivable, with Related Allowance, Recorded Investment	8,050	10,035
Related allowance for credit losses	1,674	2,133
Real estate 1-4 family first mortgage [Member]
Impaired Loans [Abstract]
Unpaid principal balance	21,293	16,494
Impaired loans, Recorded Investment	18,472	14,486
Impaired Financing Receivable, with Related Allowance, Recorded Investment	15,224	13,909
Related allowance for credit losses	3,074	3,380
Real estate 1-4 family junior lien mortgage [Member]
Impaired Loans [Abstract]
Unpaid principal balance	2,855	2,232
Impaired loans, Recorded Investment	2,483	2,079
Impaired Financing Receivable, with Related Allowance, Recorded Investment	2,070	2,079
Related allowance for credit losses	859	784
Credit Card [Member]
Impaired Loans [Abstract]
Unpaid principal balance	531	593
Impaired loans, Recorded Investment	531	593
Impaired Financing Receivable, with Related Allowance, Recorded Investment	531	593
Related allowance for credit losses	244	339
Other revolving credit and installment [Member]
Impaired Loans [Abstract]
Unpaid principal balance	341	287
Impaired loans, Recorded Investment	340	286
Impaired Financing Receivable, with Related Allowance, Recorded Investment	340	274
Related allowance for credit losses	33	42
Total Consumer [Member]
Impaired Loans [Abstract]
Unpaid principal balance	25,020	19,606
Impaired loans, Recorded Investment	21,826	17,444
Impaired Financing Receivable, with Related Allowance, Recorded Investment	18,165	16,855
Related allowance for credit losses	$ 4,210	$ 4,545

Loans and Allowance for Credit Losses, Impaired Loans, Average Recorded Investment and Interest Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	$ 27,852	$ 27,598	$ 23,268
Recognized interest income	1,283	1,079	698
Interest Income On Impaired Loans [Abstract]
Interest income, cash basis of accounting	316	180	250
Interest income, other	967	899	448
Commercial and Industrial Loans [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	2,281	3,282	4,098
Recognized interest income	111	105	64
Commercial Real Estate Mortgage [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	4,821	5,308	4,598
Recognized interest income	119	80	41
Commercial Real Estate Construction [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	1,818	2,481	3,203
Recognized interest income	61	70	28
Lease Financing [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	57	80	166
Recognized interest income	1	0	0
Foreign Loans [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	36	29	47
Recognized interest income	1	0	0
Total Commercial [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	9,013	11,180	12,112
Recognized interest income	293	255	133
Real estate 1-4 family first mortgage [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	15,750	13,592	9,221
Recognized interest income	803	700	494
Real estate 1-4 family junior lien mortgage [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	2,193	1,962	1,443
Recognized interest income	80	76	55
Credit Card [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	572	594	360
Recognized interest income	63	21	13
Other revolving credit and installment [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	324	270	132
Recognized interest income	44	27	3
Total Consumer [Member]
Impaired Loans, Average Recorded Investment [Abstract]
Average recorded investment	18,839	16,418	11,156
Recognized interest income	$ 990	$ 824	$ 565

Loans and Allowance for Credit Losses, Troubled Debt Restructurings Modifications by Type (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Primary Modification Type [Abstract]
Principal	$ 1,525	$ 2,109
Interest rate reduction	2,115	3,246
Other interest rate concessions	11,362	6,595
Total	15,002	11,950
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	1,176	481
Weighted average interest rate reduction	3.59%	3.82%
Recorded investment related to interest rate reduction	3,274	4,771
Commercial and Industrial Loans [Member]
Primary Modification Type [Abstract]
Principal	11	166
Interest rate reduction	35	64
Other interest rate concessions	1,370	2,412
Total	1,416	2,642
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	40	84
Weighted average interest rate reduction	1.60%	3.13%
Recorded investment related to interest rate reduction	38	69
Commercial Real Estate Mortgage [Member]
Primary Modification Type [Abstract]
Principal	47	113
Interest rate reduction	219	146
Other interest rate concessions	1,907	1,894
Total	2,173	2,153
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	12	24
Weighted average interest rate reduction	1.57%	1.46%
Recorded investment related to interest rate reduction	226	160
Commercial Real Estate Construction [Member]
Primary Modification Type [Abstract]
Principal	12	29
Interest rate reduction	19	114
Other interest rate concessions	531	421
Total	562	564
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	10	26
Weighted average interest rate reduction	1.69%	0.81%
Recorded investment related to interest rate reduction	19	125
Lease Financing [Member]
Primary Modification Type [Abstract]
Principal	0	0
Interest rate reduction	0	0
Other interest rate concessions	4	57
Total	4	57
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	0	0
Weighted average interest rate reduction	0.00%	0.00%
Recorded investment related to interest rate reduction	0	0
Foreign Loans [Member]
Primary Modification Type [Abstract]
Principal	0	0
Interest rate reduction	0	0
Other interest rate concessions	19	22
Total	19	22
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	0	0
Weighted average interest rate reduction	0.00%	0.00%
Recorded investment related to interest rate reduction	0	0
Total Commercial [Member]
Primary Modification Type [Abstract]
Principal	70	308
Interest rate reduction	273	324
Other interest rate concessions	3,831	4,806
Total	4,174	5,438
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	62	134
Weighted average interest rate reduction	1.58%	1.55%
Recorded investment related to interest rate reduction	283	354
Real estate 1-4 family first mortgage [Member]
Primary Modification Type [Abstract]
Principal	1,371	1,629
Interest rate reduction	1,302	1,908
Other interest rate concessions	5,822	934
Total	8,495	4,471
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	547	293
Weighted average interest rate reduction	3.00%	3.27%
Recorded investment related to interest rate reduction	2,379	3,322
Real estate 1-4 family junior lien mortgage [Member]
Primary Modification Type [Abstract]
Principal	79	98
Interest rate reduction	244	559
Other interest rate concessions	756	197
Total	1,079	854
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	512	28
Weighted average interest rate reduction	3.70%	4.34%
Recorded investment related to interest rate reduction	313	654
Credit Card [Member]
Primary Modification Type [Abstract]
Principal	0	0
Interest rate reduction	241	336
Other interest rate concessions	0	0
Total	241	336
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	0	2
Weighted average interest rate reduction	10.85%	10.77%
Recorded investment related to interest rate reduction	241	260
Other revolving credit and installment [Member]
Primary Modification Type [Abstract]
Principal	5	74
Interest rate reduction	55	119
Other interest rate concessions	287	7
Total	347	200
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	55	24
Weighted average interest rate reduction	6.82%	6.36%
Recorded investment related to interest rate reduction	58	181
Trial modifications [Member]
Primary Modification Type [Abstract]
Principal	0	0
Interest rate reduction	0	0
Other interest rate concessions	666	651
Total	666	651
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	0	0
Weighted average interest rate reduction	0.00%	0.00%
Recorded investment related to interest rate reduction	0	0
Total Consumer [Member]
Primary Modification Type [Abstract]
Principal	1,455	1,801
Interest rate reduction	1,842	2,922
Other interest rate concessions	7,531	1,789
Total	10,828	6,512
Financial effects of modifications [Abstract]
Charge-offs, financial effects of modifications	1,114	347
Weighted average interest rate reduction	3.78%	4.00%
Recorded investment related to interest rate reduction	$ 2,991	$ 4,417

Loans and Allowance for Credit Losses, Troubled Debt Restructurings, Current Defaults (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	$ 1,992	$ 2,134
Commercial and Industrial Loans [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	379	216
Commercial Real Estate Mortgage [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	579	331
Commercial Real Estate Construction [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	261	69
Lease Financing [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	1	1
Foreign Loans [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	0	1
Total Commercial [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	1,220	618
Real estate 1-4 family first mortgage [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	567	1,110
Real estate 1-4 family junior lien mortgage [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	55	137
Credit Card [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	94	156
Other revolving credit and installment [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	56	113
Total Consumer [Member]
Financing Receivable, Modifications [Line Items]
Recorded investment of defaults	$ 772	$ 1,516

Loans and Allowance for Credit Losses, PCI Loans Outstanding (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Total PCI loans (unpaid principal balance)	45,174	55,312	64,331	83,615	98,182
Commercial and Industrial Loans [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	259	399	718	1,911	4,580
Commercial Real Estate Mortgage [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	1,970	3,270	2,855	4,137	5,803
Commercial Real Estate Construction [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	877	1,745	2,949	5,207	6,462
Foreign Loans [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	871	1,353	1,413	1,733	1,859
Total Commercial [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	3,977	6,767	7,935	12,988	18,704
Real estate 1-4 family first mortgage [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,839	29,746	33,245	38,386	39,214
Real estate 1-4 family junior lien mortgage [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	152	206	250	331	728
Other revolving credit and installment [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	0	0	0	0	151
Total Consumer [Member]
PCI loans [Abstract]
Purchased Credit Impaired Loans (carrying value)	$ 26,991	$ 29,952	$ 33,495	$ 38,717	$ 40,093

Loans and Allowance for Credit Losses, PCI, Accretable Yield (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Change in accretable yield related to PCI loans [Abstract]
Total, beginning of year	$ 15,961	$ 16,714	$ 14,559	$ 10,447
Addition of accretable yield due to acquisitions	3	128	0	0
Accretion into interest income	(2,152)	(2,206)	(2,392)	(2,601)
Accretion into noninterest income due to sales	(5)	(189)	(43)	(5)
Reclassification from nonaccretable difference for loans with improving credit-related cash flows	1,141	373	3,399	441
Changes in expected cash flows that do not affect nonaccretable difference	3,600	1,141	1,191	6,277
Total, end of year	$ 18,548	$ 15,961	$ 16,714	$ 14,559

Loans and Allowance for Credit Losses, PCI, Allowance for Credit Losses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes in allowance for PCI loan losses [Abstract]
Balance, beginning of period	$ 231	$ 298	$ 333	$ 0
Provision for losses due to credit deterioration	32	160	771	853
Charge-offs	(146)	(227)	(806)	(520)
Balance, end of period	117	231	298	333
Commercial Portfolio Segment [Member]
Changes in allowance for PCI loan losses [Abstract]
Balance, beginning of period	165	266	330	0
Provision for losses due to credit deterioration	25	106	712	850
Charge-offs	(102)	(207)	(776)	(520)
Balance, end of period	88	165	266	330
Pick-a-pay with payment option feature [Member]
Changes in allowance for PCI loan losses [Abstract]
Balance, beginning of period	0	0	0	0
Provision for losses due to credit deterioration	0	0	0	0
Charge-offs	0	0	0	0
Balance, end of period	0	0	0	0
Other Consumer [Member]
Changes in allowance for PCI loan losses [Abstract]
Balance, beginning of period	66	32	3	0
Provision for losses due to credit deterioration	7	54	59	3
Charge-offs	(44)	(20)	(30)	0
Balance, end of period	$ 29	$ 66	$ 32	$ 3

Loans and Allowance for Credit Losses, PCI, by Credit Quality Indicator (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Commercial and Industrial Loans [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	259	399	718	1,911	4,580
Commercial Real Estate Mortgage [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	1,970	3,270	2,855	4,137	5,803
Commercial Real Estate Construction [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	877	1,745	2,949	5,207	6,462
Foreign Loans [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	871	1,353	1,413	1,733	1,859
Total Commercial [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	3,977	6,767	7,935	12,988	18,704
Purchased Credit-Impaired Loans [Member] | Commercial and Industrial Loans [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	259	399
Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Mortgage [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	1,970	3,270
Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Construction [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	877	1,745
Purchased Credit-Impaired Loans [Member] | Foreign Loans [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	871	1,353
Purchased Credit-Impaired Loans [Member] | Total Commercial [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	3,977	6,767
Pass [Member] | Purchased Credit-Impaired Loans [Member] | Commercial and Industrial Loans [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	95	191
Pass [Member] | Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Mortgage [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	341	640
Pass [Member] | Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Construction [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	207	321
Pass [Member] | Purchased Credit-Impaired Loans [Member] | Foreign Loans [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	255	0
Pass [Member] | Purchased Credit-Impaired Loans [Member] | Total Commercial [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	898	1,152
Criticized [Member] | Purchased Credit-Impaired Loans [Member] | Commercial and Industrial Loans [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	164	208
Criticized [Member] | Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Mortgage [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	1,629	2,630
Criticized [Member] | Purchased Credit-Impaired Loans [Member] | Commercial Real Estate Construction [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	670	1,424
Criticized [Member] | Purchased Credit-Impaired Loans [Member] | Foreign Loans [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	616	1,353
Criticized [Member] | Purchased Credit-Impaired Loans [Member] | Total Commercial [Member]
Purchased Credit Impaired Loans by Credit Quality Indicator [Abstract]
Purchased Credit Impaired Loans	$ 3,079	$ 5,615

Loans and Allowance for Credit Losses, PCI, by Delinquency Status, Commercial (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
90+ DPD and still accruing	$ 23,245	$ 22,569
Purchased Credit Impaired Loans	30,968	36,719	41,430	51,705	58,797
Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
90+ DPD and still accruing	6,000	8,700
Commercial and Industrial Loans [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Purchased Credit Impaired Loans	259	399	718	1,911	4,580
Commercial and Industrial Loans [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Current-29 DPD and still accruing	235	359
30-89 DPD and still accruing	1	22
90+ DPD and still accruing	23	18
Purchased Credit Impaired Loans	259	399
Commercial Real Estate Mortgage [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Purchased Credit Impaired Loans	1,970	3,270	2,855	4,137	5,803
Commercial Real Estate Mortgage [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Current-29 DPD and still accruing	1,804	2,867
30-89 DPD and still accruing	26	178
90+ DPD and still accruing	140	225
Purchased Credit Impaired Loans	1,970	3,270
Commercial Real Estate Construction [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Purchased Credit Impaired Loans	877	1,745	2,949	5,207	6,462
Commercial Real Estate Construction [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Current-29 DPD and still accruing	699	1,206
30-89 DPD and still accruing	51	72
90+ DPD and still accruing	127	467
Purchased Credit Impaired Loans	877	1,745
Foreign Loans [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Purchased Credit Impaired Loans	871	1,353	1,413	1,733	1,859
Foreign Loans [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Current-29 DPD and still accruing	704	1,178
30-89 DPD and still accruing	0	0
90+ DPD and still accruing	167	175
Purchased Credit Impaired Loans	871	1,353
Total Commercial [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Purchased Credit Impaired Loans	3,977	6,767	7,935	12,988	18,704
Total Commercial [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans Commercial Days Past Due [Abstract]
Current-29 DPD and still accruing	3,442	5,610
30-89 DPD and still accruing	78	272
90+ DPD and still accruing	457	885
Purchased Credit Impaired Loans	$ 3,977	$ 6,767

Loans and Allowance for Credit Losses, PCI, by Delinquency Status, Consumer (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Purchased Credit Impaired Loans by Consumer Days Past Due [Abstract]
Purchased Credit Impaired Loans (carrying value)	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Residential Mortgage [Member]
Purchased Credit Impaired Loans by Consumer Days Past Due [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,991	29,952
Residential Mortgage [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans by Consumer Days Past Due [Abstract]
Current-29 DPD	22,502	25,961
30-59 DPD	2,598	3,292
60-89 DPD	1,368	1,442
90-119 DPD	656	799
120-179 DPD	811	1,179
180+ DPD	5,472	6,071
Total consumer PCI loans (adjusted unpaid principal balance)	33,407	38,744
Purchased Credit Impaired Loans (carrying value)	26,991	29,952
Real estate 1-4 family first mortgage [Member]
Purchased Credit Impaired Loans by Consumer Days Past Due [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,839	29,746	33,245	38,386	39,214
Real estate 1-4 family first mortgage [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans by Consumer Days Past Due [Abstract]
Current-29 DPD	22,304	25,693
30-59 DPD	2,587	3,272
60-89 DPD	1,361	1,433
90-119 DPD	650	791
120-179 DPD	804	1,169
180+ DPD	5,356	5,921
Total consumer PCI loans (adjusted unpaid principal balance)	33,062	38,279
Purchased Credit Impaired Loans (carrying value)	26,839	29,746
Real estate 1-4 family junior lien mortgage [Member]
Purchased Credit Impaired Loans by Consumer Days Past Due [Abstract]
Purchased Credit Impaired Loans (carrying value)	152	206	250	331	728
Real estate 1-4 family junior lien mortgage [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans by Consumer Days Past Due [Abstract]
Current-29 DPD	198	268
30-59 DPD	11	20
60-89 DPD	7	9
90-119 DPD	6	8
120-179 DPD	7	10
180+ DPD	116	150
Total consumer PCI loans (adjusted unpaid principal balance)	345	465
Purchased Credit Impaired Loans (carrying value)	$ 152	$ 206

Loans and Allowance for Credit Losses, PCI, by FICO Score, Consumer (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Purchased Credit Impaired Loans by FICO [Abstract]
Purchased Credit Impaired Loans (carrying value)	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Residential Mortgage [Member]
Purchased Credit Impaired Loans by FICO [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,991	29,952
Residential Mortgage [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans by FICO [Abstract]
Less than 600	13,307	17,379
600-639	6,741	7,572
640-679	6,675	6,735
680-719	3,674	3,745
720-759	1,768	1,889
760-799	880	909
Greater than 800	203	217
No FICO available	159	298
Total consumer PCI loans (adjusted unpaid principal balance)	33,407	38,744
Purchased Credit Impaired Loans (carrying value)	26,991	29,952
Real estate 1-4 family first mortgage [Member]
Purchased Credit Impaired Loans by FICO [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,839	29,746	33,245	38,386	39,214
Real estate 1-4 family first mortgage [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans by FICO [Abstract]
Less than 600	13,163	17,169
600-639	6,673	7,489
640-679	6,602	6,646
680-719	3,635	3,698
720-759	1,757	1,875
760-799	874	903
Greater than 800	202	215
No FICO available	156	284
Total consumer PCI loans (adjusted unpaid principal balance)	33,062	38,279
Purchased Credit Impaired Loans (carrying value)	26,839	29,746
Real estate 1-4 family junior lien mortgage [Member]
Purchased Credit Impaired Loans by FICO [Abstract]
Purchased Credit Impaired Loans (carrying value)	152	206	250	331	728
Real estate 1-4 family junior lien mortgage [Member] | Purchased Credit-Impaired Loans [Member]
Purchased Credit Impaired Loans by FICO [Abstract]
Less than 600	144	210
600-639	68	83
640-679	73	89
680-719	39	47
720-759	11	14
760-799	6	6
Greater than 800	1	2
No FICO available	3	14
Total consumer PCI loans (adjusted unpaid principal balance)	345	465
Purchased Credit Impaired Loans (carrying value)	$ 152	$ 206

Loans and Allowance for Credit Losses, PCI, by Loan to Value Ratio, Consumer (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Purchased Credit Impaired Loans by Loan to Value [Abstract]
Purchased Credit Impaired Loans (carrying value)	$ 30,968	$ 36,719	$ 41,430	$ 51,705	$ 58,797
Residential Mortgage [Member]
Purchased Credit Impaired Loans by Loan to Value [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,991	29,952
Real estate 1-4 family first mortgage [Member]
Purchased Credit Impaired Loans by Loan to Value [Abstract]
Purchased Credit Impaired Loans (carrying value)	26,839	29,746	33,245	38,386	39,214
Real estate 1-4 family junior lien mortgage [Member]
Purchased Credit Impaired Loans by Loan to Value [Abstract]
Purchased Credit Impaired Loans (carrying value)	152	206	250	331	728
Purchased Credit-Impaired Loans [Member] | Residential Mortgage [Member]
Purchased Credit Impaired Loans by Loan to Value [Abstract]
0-60%	1,395	1,268
60.01-80%	4,149	3,855
80.01-100%	9,637	9,404
100.01-120%	8,177	9,550
Greater than 120%	10,027	14,564
No LTV/CLTV Available	22	103
Total consumer PCI loans (adjusted unpaid principal balance)	33,407	38,744
Purchased Credit Impaired Loans (carrying value)	26,991	29,952
Purchased Credit-Impaired Loans [Member] | Real estate 1-4 family first mortgage [Member]
Purchased Credit Impaired Loans by Loan to Value [Abstract]
0-60%	1,374	1,243
60.01-80%	4,119	3,806
80.01-100%	9,576	9,341
100.01-120%	8,084	9,471
Greater than 120%	9,889	14,318
No LTV/CLTV Available	20	100
Total consumer PCI loans (adjusted unpaid principal balance)	33,062	38,279
Purchased Credit Impaired Loans (carrying value)	26,839	29,746
Purchased Credit-Impaired Loans [Member] | Real estate 1-4 family junior lien mortgage [Member]
Purchased Credit Impaired Loans by Loan to Value [Abstract]
0-60%	21	25
60.01-80%	30	49
80.01-100%	61	63
100.01-120%	93	79
Greater than 120%	138	246
No LTV/CLTV Available	2	3
Total consumer PCI loans (adjusted unpaid principal balance)	345	465
Purchased Credit Impaired Loans (carrying value)	$ 152	$ 206

Premises, Equipment, Lease Commitments and Other Assets Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Premises, Equipment, Lease Commitments and Other Assets Textual [Abstract]
Depreciation and amortization expense for premises and equipment	$ 1,300,000,000	$ 1,400,000,000	$ 1,500,000,000
Net gains (losses) on disposition of premises and equipment	7,000,000	(17,000,000)	(115,000,000)
Operating leases for premises and equipment, Term (In years)	15 years
Operating leases for premises and equipment, Longest term expiration date	2015
Operating lease rental expense, net of rental income	1,100,000,000	1,200,000,000	1,300,000,000
Proceeds from sales of nonmarketable equity securities	2,300,000,000	2,400,000,000
Purchases of nonmarketable equity securities	$ 2,600,000,000	$ 2,700,000,000

Premises, Equipment and Lease Commitments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Operating Leases, Future Minimum Payments Due [Abstract]
Operating Leases, 2013	$ 1,311
Operating Leases, 2014	1,184
Operating Leases, 2015	970
Operating Leases, 2016	808
Operating Leases, 2017	657
Operating Leases, Thereafter	2,594
Operating Leases, Total minimum lease payments	7,524
Capital Leases, Future Minimum Payments Due [Abstract]
Capital Leases, 2013	3
Capital Leases, 2014	3
Capital Leases, 2015	3
Capital Leases, 2016	3
Capital Leases, 2017	2
Capital Leases, Thereafter	15
Capital Leases, Total minimum lease payments	29
Capital Leases, Executory Costs	(8)
Capital Leases, Amounts representing interest	(9)
Capital Leases, Present value of net minimum lease payments	12
Property, Plant and Equipment [Line Items]
Total premises and equipment	18,657	18,333
Less: Accumulated depreciation and amortization	9,229	8,802
Net book value, premises and equipment	9,428	9,531
Land [Member]
Property, Plant and Equipment [Line Items]
Total premises and equipment	1,832	1,825
Buildings [Member]
Property, Plant and Equipment [Line Items]
Total premises and equipment	7,670	7,441
Furniture and equipment [Member]
Property, Plant and Equipment [Line Items]
Total premises and equipment	7,194	7,195
Leasehold improvements [Member]
Property, Plant and Equipment [Line Items]
Total premises and equipment	1,839	1,725
Premises and equipment leased under capital leases [Member]
Property, Plant and Equipment [Line Items]
Total premises and equipment	$ 122	$ 147

Other Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of other assets [Line Items]
Cost method investments	$ 6,799	$ 8,061
Equity method investments	10,923	8,747
Total nonmarketable equity investments	17,722	16,808
Corporate/bank-owned life insurance	18,649	20,146
Accounts receivable	25,828	25,939
Interest receivable	5,006	5,296
Customer relationship and other amortized intangibles	8,427	10,358
Operating lease assets	2,001	1,825
Due from customers on acceptances	282	225
Other	12,800	17,172
Other assets	93,578	101,022
Income Related to Nonmarketable Equity Investments [Abstract]
Net realized gains from private equity investments	1,086	842	534
All other	(185)	(298)	(188)
Total	901	544	346
Government Insured Or Guaranteed [Member]
Components of other assets [Line Items]
Foreclosed assets	1,509	1,319
Non Government Insured Or Guaranteed [Member]
Components of other assets [Line Items]
Foreclosed assets	2,514	3,342
Core deposit intangibles [Member]
Components of other assets [Line Items]
Customer relationship and other amortized intangibles	5,915	7,311
Customer Relationships And Other [Member]
Components of other assets [Line Items]
Customer relationship and other amortized intangibles	1,352	1,639
Federal Bank Stock [Member]
Components of other assets [Line Items]
Cost method investments	4,227	4,617
Private Equity Investments Cost Method [Member]
Components of other assets [Line Items]
Cost method investments	2,572	3,444
Low Income Housing Tax Credit Equity Method Investments [Member]
Components of other assets [Line Items]
Equity method investments	4,767	4,077
Private Equity and Other Investments [Member]
Components of other assets [Line Items]
Equity method investments	$ 6,156	$ 4,670

Securitizations and Variable Interest Entities Textual (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Securitizations and Variable Interest Entities (Textual) [Abstract]
Short-term borrowings, Amount	$ 57,175,000,000	$ 49,091,000,000	$ 55,401,000,000
Accrued expenses and other liabilities	76,668,000,000	77,665,000,000
Long-term Debt	127,379,000,000	125,354,000,000
% of underlying collateral rated as investment grade	83.00%	88.00%
Investment in a single tax credit structure as a percentage of outstanding equity interests	50.00%
Net Gains from Sale of Assets Securitizations	518,000,000	112,000,000	27,000,000
Amount of servicing asset at fair value	11,538,000,000	12,603,000,000
Amount of servicing asset at amortized cost	1,160,000,000	1,408,000,000
Total Loans	1,414,103,000,000	1,311,060,000,000
Delinquent loans	33,900,000,000	35,508,000,000
Asset-specific liquidity facilities as a percentage of funding commitment	102.00%
VIEs that we consolidate, recourse [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Short-term borrowings, Amount	2,100,000,000	3,400,000,000
Accrued expenses and other liabilities	767,000,000	963,000,000
Long-term Debt	29,000,000	30,000,000
FNMA, FHLMC and GNMA [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Total Loans	1,300,000,000,000	1,200,000,000,000
Delinquent loans	17,400,000,000	19,700,000,000
Residential Mortgage [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Amount transferred related to mortgages to unconsolidated VIE	517,300,000,000	329,100,000,000	379,000,000,000
Amount of servicing asset at amortized cost			400,000,000
Servicing asset, total			4,500,000,000
Commercial Mortgage [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Amount transferred related to mortgages to unconsolidated VIE	3,400,000,000	3,000,000,000	336,000,000
Gain Loss on Transfer of Unconsolidated VIE Debt Investments	178,000,000	48,000,000	23,000,000
Loans [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Assets pledged to collateralize the borrowings of variable interest entity	6,400,000,000	6,200,000,000
Available for sale Securities [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Assets pledged to collateralize the borrowings of variable interest entity	179,000,000	316,000,000
Cash and cash equivalents [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Assets pledged to collateralize the borrowings of variable interest entity	138,000,000	154,000,000
Level 3 [Member] | Residential Mortgage [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Amount of servicing asset at fair value	4,900,000,000	4,000,000,000	4,100,000,000
Amount of liability for repurchase reserves at fair value	274,000,000	101,000,000	144,000,000
Level 3 [Member] | Commercial Mortgage [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Amount of servicing asset at fair value	13,000,000	20,000,000
Equity Interests [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Total equity interest	5,800,000,000	4,500,000,000
Long-term debt [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Private placement debt financing	6,000,000,000	6,000,000,000
Commercial Mortgage Servicing [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Fair value of interests held	1,400,000,000	1,400,000,000
Decrease in fair value from 25% adverse change	139,000,000	219,000,000
Trust Preferred Securities [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Trust Preferred Securities Notice Redeemed During Period, Value	2,700,000,000
Trust Preferred Securities [Member] | Preferred stock [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Carrying value - equity	2,500,000,000	2,500,000,000
Trust Preferred Securities [Member] | Junior Subordinated Debt [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Carrying value - asset (liability)	(4,900,000,000)	(7,600,000,000)
Other Investments [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Securities Available for sale Portfolio of ARS issued by VIEs	329,000,000	624,000,000
Legacy Wachovia [Member]
Securitizations and Variable Interest Entities (Textual) [Abstract]
Securities Available for sale Portfolio of ARS issued by VIEs	$ 357,000,000	$ 643,000,000

Securitizations and Variable Interest Entities (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Variable Interest Entity Consolidated Carrying Amount Assets and Liabilities
Cash and due from banks	$ 21,860,000,000		$ 19,440,000,000		$ 16,044,000,000	$ 27,080,000,000
Trading assets	57,482,000,000		77,814,000,000
Securities available for sale	235,199,000,000		222,613,000,000
Mortgages held for sale	47,149,000,000		48,357,000,000
Loans	799,574,000,000		769,631,000,000		757,267,000,000	782,770,000,000	864,830,000,000
MSRs (carried at fair value)	11,538,000,000		12,603,000,000
Other assets	93,578,000,000		101,022,000,000
Total assets	1,422,968,000,000	[1]	1,313,867,000,000	[1]
Short-term borrowings, Amount	57,175,000,000		49,091,000,000		55,401,000,000
Accrued expenses and other liabilities	76,668,000,000		77,665,000,000
Long-term debt (includes $1 and $0 carried at fair value)	127,379,000,000		125,354,000,000
Total liabilities	1,264,057,000,000	[2]	1,172,180,000,000	[2]
Noncontrolling interests	1,357,000,000		1,446,000,000
VIEs that we do not consolidate [Member]
Variable Interest Entity Consolidated Carrying Amount Assets and Liabilities
Cash and due from banks	0		0
Trading assets	1,902,000,000		3,723,000,000
Securities available for sale	19,900,000,000		21,708,000,000
Mortgages held for sale	0		0
Loans	9,841,000,000		11,404,000,000
MSRs (carried at fair value)	11,114,000,000		12,080,000,000
Other assets	4,993,000,000		4,494,000,000
Total assets	47,750,000,000		53,409,000,000
Short-term borrowings, Amount	0		0
Accrued expenses and other liabilities	3,441,000,000		3,350,000,000
Long-term debt (includes $1 and $0 carried at fair value)	0		0
Total liabilities	3,441,000,000		3,350,000,000
Noncontrolling interests	0		0
Net assets	44,309,000,000		50,059,000,000
VIEs that we consolidate [Member]
Variable Interest Entity Consolidated Carrying Amount Assets and Liabilities
Cash and due from banks	260,000,000		321,000,000
Trading assets	114,000,000		293,000,000
Securities available for sale	2,772,000,000		3,332,000,000
Mortgages held for sale	469,000,000		444,000,000
Loans	10,553,000,000		11,967,000,000
MSRs (carried at fair value)	0		0
Other assets	457,000,000		1,858,000,000
Total assets	14,625,000,000		18,215,000,000
Short-term borrowings, Amount	2,059,000,000		3,450,000,000
Accrued expenses and other liabilities	901,000,000		1,138,000,000
Long-term debt (includes $1 and $0 carried at fair value)	3,483,000,000		4,932,000,000
Total liabilities	6,443,000,000		9,520,000,000
Noncontrolling interests	48,000,000		61,000,000
Net assets	8,134,000,000		8,634,000,000
Transfers Accounted For As Secured Borrowings [Member]
Variable Interest Entity Consolidated Carrying Amount Assets and Liabilities
Cash and due from banks	30,000,000		11,000,000
Trading assets	218,000,000		30,000,000
Securities available for sale	14,848,000,000		11,671,000,000
Mortgages held for sale	0		0
Loans	7,088,000,000		7,181,000,000
MSRs (carried at fair value)	0		0
Other assets	161,000,000		137,000,000
Total assets	22,345,000,000		19,030,000,000
Short-term borrowings, Amount	13,228,000,000		10,682,000,000
Accrued expenses and other liabilities	20,000,000		121,000,000
Long-term debt (includes $1 and $0 carried at fair value)	6,520,000,000		6,686,000,000
Total liabilities	19,768,000,000		17,489,000,000
Noncontrolling interests	0		0
Net assets	2,577,000,000		1,541,000,000
Total VIE [Member]
Variable Interest Entity Consolidated Carrying Amount Assets and Liabilities
Cash and due from banks	290,000,000		332,000,000
Trading assets	2,234,000,000		4,046,000,000
Securities available for sale	37,520,000,000		36,711,000,000
Mortgages held for sale	469,000,000		444,000,000
Loans	27,482,000,000		30,552,000,000
MSRs (carried at fair value)	11,114,000,000		12,080,000,000
Other assets	5,611,000,000		6,489,000,000
Total assets	84,720,000,000		90,654,000,000
Short-term borrowings, Amount	15,287,000,000		14,132,000,000
Accrued expenses and other liabilities	4,362,000,000		4,609,000,000
Long-term debt (includes $1 and $0 carried at fair value)	10,003,000,000		11,618,000,000
Total liabilities	29,652,000,000		30,359,000,000
Noncontrolling interests	48,000,000		61,000,000
Net assets	$ 55,020,000,000		$ 60,234,000,000

[1]	Our consolidated assets at December 31, 2012 and December 31, 2011, include the following assets of certain variable interest entities (VIEs) that can only be used to settle the liabilities of those VIEs: Cash and due from banks, $260 million and $321 million; Trading assets, $114 million and $293 million; Securities available for sale, $2.8 billion and $3.3 billion; Mortgages held for sale, $469 million and $444 million; Net loans, $10.6 billion and $12.0 billion; Other assets, $457 million and $1.9 billion, and Total assets, $14.6 billion and $18.2 billion, respectively.
[2]	Our consolidated liabilities at December 31, 2012 and December 31, 2011, include the following VIE liabilities for which the VIE creditors do not have recourse to Wells Fargo: Short-term borrowings, $0 and $24 million; Accrued expenses and other liabilities, $134 million and $175 million; Long-term debt, $3.5 billion and $4.9 billion; and Total liabilities, $3.6 billion and $5.1 billion, respectively.

Securitizations and Variable Interest Entities, Significant Continuing Involvement - Unconsolidated VIEs (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Variable Interest Entity [Line Items]
Total VIE assets	$ 1,553,824	$ 1,463,183
Conforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Total VIE assets	1,268,494	1,135,629
Other/Nonconforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Total VIE assets	49,794	61,461
Commercial mortgage securitizations [Member]
Variable Interest Entity [Line Items]
Total VIE assets	168,126	179,007
Collateralized Debt Obligations Debt Securities [Member]
Variable Interest Entity [Line Items]
Total VIE assets	6,940	11,240
Collateralized Debt Obligations Loans [Member]
Variable Interest Entity [Line Items]
Total VIE assets	8,155	9,757
Asset-based finance structures [Member]
Variable Interest Entity [Line Items]
Total VIE assets	10,404	9,606
Tax Credit Structures [Member]
Variable Interest Entity [Line Items]
Total VIE assets	20,098	19,257
Collateralized loan obligations [Member]
Variable Interest Entity [Line Items]
Total VIE assets	6,641	12,191
Investment funds [Member]
Variable Interest Entity [Line Items]
Total VIE assets	4,771	6,318
Other securitizations and transactions [Member]
Variable Interest Entity [Line Items]
Total VIE assets	10,401	18,717
Debt and equity interests [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	35,664	39,799
Maximum exposure to loss	35,664	39,799
Debt and equity interests [Member] | Conforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	3,620	4,682
Maximum exposure to loss	3,620	4,682
Debt and equity interests [Member] | Other/Nonconforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	2,188	2,460
Maximum exposure to loss	2,188	2,460
Debt and equity interests [Member] | Commercial mortgage securitizations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	7,081	7,063
Maximum exposure to loss	7,081	7,063
Debt and equity interests [Member] | Collateralized Debt Obligations Debt Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	13	1,107
Maximum exposure to loss	13	1,107
Debt and equity interests [Member] | Collateralized Debt Obligations Loans [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	7,962	9,511
Maximum exposure to loss	7,962	9,511
Debt and equity interests [Member] | Asset-based finance structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	7,155	6,942
Maximum exposure to loss	7,155	6,942
Debt and equity interests [Member] | Tax Credit Structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	5,180	4,119
Maximum exposure to loss	5,180	4,119
Debt and equity interests [Member] | Collateralized loan obligations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	1,439	2,019
Maximum exposure to loss	1,439	2,019
Debt and equity interests [Member] | Investment funds [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	49	0
Maximum exposure to loss	49	0
Debt and equity interests [Member] | Other securitizations and transactions [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	977	1,896
Maximum exposure to loss	977	1,896
Servicing assets [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	11,114	12,080
Maximum exposure to loss	11,114	12,080
Servicing assets [Member] | Conforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	10,336	11,070
Maximum exposure to loss	10,336	11,070
Servicing assets [Member] | Other/Nonconforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	284	353
Maximum exposure to loss	284	353
Servicing assets [Member] | Commercial mortgage securitizations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	466	623
Maximum exposure to loss	466	623
Servicing assets [Member] | Collateralized Debt Obligations Debt Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Servicing assets [Member] | Collateralized Debt Obligations Loans [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Servicing assets [Member] | Asset-based finance structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Servicing assets [Member] | Tax Credit Structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Servicing assets [Member] | Collateralized loan obligations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Servicing assets [Member] | Investment funds [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Servicing assets [Member] | Other securitizations and transactions [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	28	34
Maximum exposure to loss	28	34
Variable Interest Entity Derivatives [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	786	643
Maximum exposure to loss	1,340	2,487
Variable Interest Entity Derivatives [Member] | Conforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Variable Interest Entity Derivatives [Member] | Other/Nonconforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	1
Maximum exposure to loss	0	1
Variable Interest Entity Derivatives [Member] | Commercial mortgage securitizations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	404	349
Maximum exposure to loss	446	538
Variable Interest Entity Derivatives [Member] | Collateralized Debt Obligations Debt Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	471	193
Maximum exposure to loss	471	874
Variable Interest Entity Derivatives [Member] | Collateralized Debt Obligations Loans [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Variable Interest Entity Derivatives [Member] | Asset-based finance structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	(104)	(130)
Maximum exposure to loss	104	130
Variable Interest Entity Derivatives [Member] | Tax Credit Structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Variable Interest Entity Derivatives [Member] | Collateralized loan obligations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	1	40
Maximum exposure to loss	1	41
Variable Interest Entity Derivatives [Member] | Investment funds [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Variable Interest Entity Derivatives [Member] | Other securitizations and transactions [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	14	190
Maximum exposure to loss	318	903
Other commitments and guarantees [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	(3,255)	(2,463)
Maximum exposure to loss	8,179	6,170
Other commitments and guarantees [Member] | Conforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	(1,690)	(975)
Maximum exposure to loss	5,061	3,657
Other commitments and guarantees [Member] | Other/Nonconforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	(53)	(48)
Maximum exposure to loss	353	295
Other commitments and guarantees [Member] | Commercial mortgage securitizations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Other commitments and guarantees [Member] | Collateralized Debt Obligations Debt Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	144	0
Maximum exposure to loss	144	0
Other commitments and guarantees [Member] | Collateralized Debt Obligations Loans [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	0	0
Other commitments and guarantees [Member] | Asset-based finance structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	1,967	1,504
Other commitments and guarantees [Member] | Tax Credit Structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	(1,657)	(1,439)
Maximum exposure to loss	247	0
Other commitments and guarantees [Member] | Collateralized loan obligations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	261	523
Other commitments and guarantees [Member] | Investment funds [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	0	0
Maximum exposure to loss	27	41
Other commitments and guarantees [Member] | Other securitizations and transactions [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	1	(1)
Maximum exposure to loss	119	150
Net assets [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	44,309	50,059
Maximum exposure to loss	56,297	60,536
Net assets [Member] | Conforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	12,266	14,777
Maximum exposure to loss	19,017	19,409
Net assets [Member] | Other/Nonconforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	2,419	2,766
Maximum exposure to loss	2,825	3,109
Net assets [Member] | Commercial mortgage securitizations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	7,951	8,035
Maximum exposure to loss	7,993	8,224
Net assets [Member] | Collateralized Debt Obligations Debt Securities [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	628	1,300
Maximum exposure to loss	628	1,981
Net assets [Member] | Collateralized Debt Obligations Loans [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	7,962	9,511
Maximum exposure to loss	7,962	9,511
Net assets [Member] | Asset-based finance structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	7,051	6,812
Maximum exposure to loss	9,226	8,576
Net assets [Member] | Tax Credit Structures [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	3,523	2,680
Maximum exposure to loss	5,427	4,119
Net assets [Member] | Collateralized loan obligations [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	1,440	2,059
Maximum exposure to loss	1,701	2,583
Net assets [Member] | Investment funds [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	49	0
Maximum exposure to loss	76	41
Net assets [Member] | Other securitizations and transactions [Member]
Variable Interest Entity [Line Items]
Carrying value asset (liability)	1,020	2,119
Maximum exposure to loss	$ 1,442	$ 2,983

Securitizations and Variable Interest Entities, Cash Flow Securitizations (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Mortgage loans [Member]
Cash Flow Securitizations [Abstract]
Sales proceeds from securitizations	$ 535,372	$ 337,357	$ 374,488
Servicing fees	4,433	4,401	4,316
Other interests held	1,767	1,779	1,786
Purchases of delinquent assets	62	9	25
Net servicing advances	226	29	49
Other financial assets [Member]
Cash Flow Securitizations [Abstract]
Sales proceeds from securitizations	0	0	0
Servicing fees	10	11	34
Other interests held	135	263	442
Purchases of delinquent assets	0	0	0
Net servicing advances	$ 0	$ 0	$ 0

Securitizations and Variable Interest Entities, Key Economic Assumptions - Mortgage Servicing Assets (Details) (Residential Mortgage Servicing [Member], USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Residential Mortgage Servicing [Member]
Fair Value Assumption, Date of Securitization or Asset-backed Financing Arrangement, Transferor's Continuing Involvement, Servicing Assets or Liabilities [Line Items]
Prepayment speed (annual CPR)	13.40%	12.80%	13.50%
Discount rate	7.30%	7.70%	5.40%
Cost to service ($ per loan)	$ 151	$ 146	$ 151

Securitizations and Variable Interest Entities, Key Economic Assumptions - Mortgage Servicing Rights (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Residential Mortgage Servicing [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests held	$ 11,538,000,000	$ 12,918,000,000
Expected weighted-average life (in years)	4 years 9 months 21 days	5 years 1 month 3 days
Prepayment speed assumption (annual CPR)	15.70%	14.80%
Decrease in fair value from 10% adverse change	869,000,000	895,000,000
Decrease in fair value from 25% adverse change	2,038,000,000	2,105,000,000
Discount rate assumption	7.40%	7.10%
Decrease in fair value from 100 basis point increase	562,000,000	566,000,000
Decrease in fair value from 200 basis point increase	1,073,000,000	1,081,000,000
Cost to service assumption ($ per loan)	219	218
Decrease in fair value from 10% adverse change	615	582
Decrease in fair value from 25% adverse change	1,537	1,457
Interest-Only Strips [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests held	187,000,000	230,000,000
Expected weighted-average life (in years)	4 years 1 month 8 days	4 years 7 months 5 days
Prepayment speed assumption (annual CPR)	10.60%	10.70%
Decrease in fair value from 10% adverse change	5,000,000	6,000,000
Decrease in fair value from 25% adverse change	12,000,000	15,000,000
Discount rate assumption	16.90%	15.60%
Decrease in fair value from 100 basis point increase	4,000,000	6,000,000
Decrease in fair value from 200 basis point increase	8,000,000	12,000,000
Subordinated bonds [Member] | Commercial Securitizations [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests held	249,000,000	240,000,000
Expected weighted-average life (in years)	4 years 8 months 15 days	5 years 3 months 17 days
Discount rate assumption	3.50%	3.80%
Decrease in fair value from 100 basis point increase	12,000,000	9,000,000
Decrease in fair value from 200 basis point increase	21,000,000	18,000,000
Credit loss assumption	10.00%	10.70%
Decrease in fair value from 10% higher losses	12,000,000	8,000,000
Decrease in fair value from 25% higher losses	19,000,000	18,000,000
Subordinated bonds [Member] | Consumer Securitizations [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests held	40,000,000	45,000,000
Expected weighted-average life (in years)	5 years 10 months 28 days	6 years 1 month 3 days
Prepayment speed assumption (annual CPR)	6.80%	6.90%
Decrease in fair value from 10% adverse change	0	0
Decrease in fair value from 25% adverse change	0	1,000,000
Discount rate assumption	8.90%	11.90%
Decrease in fair value from 100 basis point increase	2,000,000	2,000,000
Decrease in fair value from 200 basis point increase	4,000,000	4,000,000
Credit loss assumption	0.40%	0.50%
Decrease in fair value from 10% higher losses	0	0
Decrease in fair value from 25% higher losses	0	0
Senior bonds [Member] | Commercial Securitizations [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests held	982,000,000	852,000,000
Expected weighted-average life (in years)	5 years 3 months 22 days	4 years 4 months 24 days
Discount rate assumption	2.20%	2.40%
Decrease in fair value from 100 basis point increase	43,000,000	31,000,000
Decrease in fair value from 200 basis point increase	84,000,000	59,000,000
Credit loss assumption	0.00%	0.00%
Decrease in fair value from 10% higher losses	0	0
Decrease in fair value from 25% higher losses	0	0
Senior bonds [Member] | Consumer Securitizations [Member]
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests held	0	321,000,000
Expected weighted-average life (in years)	0 years 0 months 0 days	5 years 7 months 5 days
Prepayment speed assumption (annual CPR)	0.00%	13.90%
Decrease in fair value from 10% adverse change	0	2,000,000
Decrease in fair value from 25% adverse change	0	4,000,000
Discount rate assumption	0.00%	7.10%
Decrease in fair value from 100 basis point increase	0	12,000,000
Decrease in fair value from 200 basis point increase	0	24,000,000
Credit loss assumption	0.00%	4.50%
Decrease in fair value from 10% higher losses	0	1,000,000
Decrease in fair value from 25% higher losses	$ 0	$ 2,000,000

Securitizations and Variable Interest Entities, Principal Balances of Off-Balance Sheet Securitized Loans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Principal Balances - Off-Balance Sheet Securitized Loans [Abstract]
Total Loans	$ 1,414,103	$ 1,311,060
Delinquent loans	33,900	35,508
Net charge-offs (recoveries)	1,711	2,091
Real estate mortgage [Member]
Principal Balances - Off-Balance Sheet Securitized Loans [Abstract]
Total Loans	128,564	137,121
Delinquent loans	12,216	11,142
Net charge-offs (recoveries)	541	569
Total Commercial [Member]
Principal Balances - Off-Balance Sheet Securitized Loans [Abstract]
Total Loans	128,564	137,121
Delinquent loans	12,216	11,142
Net charge-offs (recoveries)	541	569
Real estate 1-4 family first mortgage [Member]
Principal Balances - Off-Balance Sheet Securitized Loans [Abstract]
Total Loans	1,283,504	1,171,666
Delinquent loans	21,574	24,235
Net charge-offs (recoveries)	1,170	1,506
Real estate 1-4 family junior lien mortgage [Member]
Principal Balances - Off-Balance Sheet Securitized Loans [Abstract]
Total Loans	1	2
Delinquent loans	0	0
Net charge-offs (recoveries)	0	16
Other revolving credit and installment [Member]
Principal Balances - Off-Balance Sheet Securitized Loans [Abstract]
Total Loans	2,034	2,271
Delinquent loans	110	131
Net charge-offs (recoveries)	0	0
Total Consumer [Member]
Principal Balances - Off-Balance Sheet Securitized Loans [Abstract]
Total Loans	1,285,539	1,173,939
Delinquent loans	21,684	24,366
Net charge-offs (recoveries)	$ 1,170	$ 1,522

Securitizations and Variable Interest Entities, Secured Borrowing and Consolidated Variable Interest Entity (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Variable Interest Entity [Line Items]
Consolidated assets	$ 1,422,968	[1]	$ 1,313,867	[1]
Third party liabilities	(1,264,057)	[2]	(1,172,180)	[2]
Noncontrolling interests	(1,357)		(1,446)
VIEs that we consolidate [Member]
Variable Interest Entity [Line Items]
Total VIE assets	16,054		19,966
Consolidated assets	14,625		18,215
Third party liabilities	(6,443)		(9,520)
Noncontrolling interests	(48)		(61)
Net assets	8,134		8,634
VIEs that we consolidate [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	14,625		18,215
Third party liabilities	(6,443)		(9,520)
Noncontrolling interests	(48)		(61)
Net assets	8,134		8,634
VIEs that we consolidate [Member] | Nonconforming Residential Mortgage Backed Securities [Member]
Variable Interest Entity [Line Items]
Total VIE assets	8,633		11,375
VIEs that we consolidate [Member] | Nonconforming Residential Mortgage Backed Securities [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	7,707		10,244
Third party liabilities	(2,933)		(4,514)
Noncontrolling interests	0		0
Net assets	4,774		5,730
VIEs that we consolidate [Member] | Multi-seller commercial paper conduit [Member]
Variable Interest Entity [Line Items]
Total VIE assets	2,059		2,860
VIEs that we consolidate [Member] | Multi-seller commercial paper conduit [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	2,036		2,860
Third party liabilities	(2,053)		(2,935)
Noncontrolling interests	0		0
Net assets	(17)		(75)
VIEs that we consolidate [Member] | Auto loan securitizations [Member]
Variable Interest Entity [Line Items]
Total VIE assets	0		163
VIEs that we consolidate [Member] | Auto loan securitizations [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	0		163
Third party liabilities	0		(143)
Noncontrolling interests	0		0
Net assets	0		20
VIEs that we consolidate [Member] | Structured Asset Finance [Member]
Variable Interest Entity [Line Items]
Total VIE assets	71		124
VIEs that we consolidate [Member] | Structured Asset Finance [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	71		124
Third party liabilities	(17)		(16)
Noncontrolling interests	0		0
Net assets	54		108
VIEs that we consolidate [Member] | Investment funds [Member]
Variable Interest Entity [Line Items]
Total VIE assets	1,837		2,012
VIEs that we consolidate [Member] | Investment funds [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	1,837		2,012
Third party liabilities	(2)		(22)
Noncontrolling interests	0		0
Net assets	1,835		1,990
VIEs that we consolidate [Member] | Other securitizations and transactions [Member]
Variable Interest Entity [Line Items]
Total VIE assets	3,454		3,432
VIEs that we consolidate [Member] | Other securitizations and transactions [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	2,974		2,812
Third party liabilities	(1,438)		(1,890)
Noncontrolling interests	(48)		(61)
Net assets	1,488		861
Secured Borrowings [Member]
Variable Interest Entity [Line Items]
Total VIE assets	23,514		21,041
Secured Borrowings [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	22,345		19,030
Third party liabilities	(19,768)		(17,489)
Noncontrolling interests	0		0
Net assets	2,577		1,541
Secured Borrowings [Member] | Commercial Real Estate Loans [Member]
Variable Interest Entity [Line Items]
Total VIE assets	975		1,168
Secured Borrowings [Member] | Commercial Real Estate Loans [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	975		1,168
Third party liabilities	(696)		(1,041)
Noncontrolling interests	0		0
Net assets	279		127
Secured Borrowings [Member] | Municipal tender option bond securitizations [Member]
Variable Interest Entity [Line Items]
Total VIE assets	16,782		14,168
Secured Borrowings [Member] | Municipal tender option bond securitizations [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	15,130		11,748
Third party liabilities	(13,248)		(10,689)
Noncontrolling interests	0		0
Net assets	1,882		1,059
Secured Borrowings [Member] | Residental mortgage securitizations [Member]
Variable Interest Entity [Line Items]
Total VIE assets	5,757		5,705
Secured Borrowings [Member] | Residental mortgage securitizations [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	6,240		6,114
Third party liabilities	(5,824)		(5,759)
Noncontrolling interests	0		0
Net assets	416		355
Secured Borrowings And Variable Interest Entity [Member]
Variable Interest Entity [Line Items]
Total VIE assets	39,568		41,007
Secured Borrowings And Variable Interest Entity [Member] | Variable Interest Entity Consolidated Carrying Amount [Member]
Variable Interest Entity [Line Items]
Consolidated assets	36,970		37,245
Third party liabilities	(26,211)		(27,009)
Noncontrolling interests	(48)		(61)
Net assets	$ 10,711		$ 10,175

[1]	Our consolidated assets at December 31, 2012 and December 31, 2011, include the following assets of certain variable interest entities (VIEs) that can only be used to settle the liabilities of those VIEs: Cash and due from banks, $260 million and $321 million; Trading assets, $114 million and $293 million; Securities available for sale, $2.8 billion and $3.3 billion; Mortgages held for sale, $469 million and $444 million; Net loans, $10.6 billion and $12.0 billion; Other assets, $457 million and $1.9 billion, and Total assets, $14.6 billion and $18.2 billion, respectively.
[2]	Our consolidated liabilities at December 31, 2012 and December 31, 2011, include the following VIE liabilities for which the VIE creditors do not have recourse to Wells Fargo: Short-term borrowings, $0 and $24 million; Accrued expenses and other liabilities, $134 million and $175 million; Long-term debt, $3.5 billion and $4.9 billion; and Total liabilities, $3.6 billion and $5.1 billion, respectively.

Mortgage Banking Activities Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Mortgage Banking Activities (Textual) [Abstract]
Cumulative effect of fair value election for certain residential mortgage servicing rights	$ 2,000,000
Amortization	(233,000,000)	(264,000,000)	(228,000,000)
Fair Value of amortized MSRs	1,400,000,000	1,756,000,000	1,812,000,000	1,261,000,000
Retained earnings [Member]
Mortgage Banking Activities (Textual) [Abstract]
Cumulative effect of fair value election for certain residential mortgage servicing rights	2,000,000
Liability For Mortgage Loans Repurchase Losses [Member]
Mortgage Banking Activities (Textual) [Abstract]
Loss Contingency, Range of Possible Loss, Portion Not Accrued	2,400,000,000
Residential Mortgage Servicing [Member]
Mortgage Banking Activities (Textual) [Abstract]
Amortization		(50,000,000)	(5,000,000)
Residential Mortgage Servicing [Member] | Election of fair value option [Member]
Mortgage Banking Activities (Textual) [Abstract]
Residential MSRs transferred from amortized MSRs	315,000,000
Amortized [Member]
Mortgage Banking Activities (Textual) [Abstract]
Amortization	(233,000,000)	(264,000,000)	(228,000,000)
Amortized [Member] | Commercial Mortgage Servicing [Member]
Mortgage Banking Activities (Textual) [Abstract]
Fair Value of amortized MSRs	1,400,000,000	1,440,000,000	1,371,000,000
Amortized [Member] | Residential Mortgage Servicing [Member]
Mortgage Banking Activities (Textual) [Abstract]
Residential MSRs transferred to MSRs carried at Fair Value, Gross	350,000,000
Residential MSRs transferred to MSRs carried at Fair Value, Net	313,000,000
Balance of amortized MSRs		350,000,000	400,000,000
Fair Value of amortized MSRs		$ 316,000,000	$ 441,000,000

Mortgage Banking Activities, Mortgage Servicing Rights Carried at Fair Value (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Changes in MSRs measured at fair value
Fair value, beginning of period	$ 12,603
Changes in fair value of MSRs carried at fair value:
Net changes in valuation model inputs or assumptions	(2,893)	(3,680)	(2,957)
Other changes in fair value	(3,061)	(2,141)	(2,554)
Total changes in fair value	(5,954)	(5,821)	(5,511)
Fair value, end of period	11,538	12,603
Carried at Fair Value [Member]
Changes in MSRs measured at fair value
Fair value, beginning of period	12,603	14,467	16,004
Adjustments from adoption of consolidation accounting guidance	0	0	(118)
Servicing from securitizations or asset transfers	5,182	3,957	4,092
Sales	(293)	0	0
Net additions	4,889	3,957	3,974
Changes in fair value of MSRs carried at fair value:
Net changes in valuation model inputs or assumptions	(2,893)	(3,680)	(2,957)
Other changes in fair value	(3,061)	(2,141)	(2,554)
Total changes in fair value	(5,954)	(5,821)	(5,511)
Fair value, end of period	11,538	12,603	14,467
Carried at Fair Value [Member] | Mortgage interest rates [Member]
Changes in fair value of MSRs carried at fair value:
Net changes in valuation model inputs or assumptions	(2,092)	(3,749)	(1,944)
Carried at Fair Value [Member] | Servicing and foreclosure costs [Member]
Changes in fair value of MSRs carried at fair value:
Net changes in valuation model inputs or assumptions	(677)	(694)	(1,095)
Carried at Fair Value [Member] | Discount rates [Member]
Changes in fair value of MSRs carried at fair value:
Net changes in valuation model inputs or assumptions	(397)	(150)	(387)
Carried at Fair Value [Member] | Prepayment estimates and other [Member]
Changes in fair value of MSRs carried at fair value:
Net changes in valuation model inputs or assumptions	$ 273	$ 913	$ 469

Mortgage Banking Activities, Amortized Mortgage Servicing Rights (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Changes in amortized MSRs
Amortization	$ (233)	$ (264)	$ (228)
Valuation Allowance
Provision for mortgage servicing rights in excess of fair value	0	(34)	(3)
Amortized mortgage servicing rights, net	1,160	1,408
Fair value of amortized MSRs:
Beginning of period	1,756	1,812	1,261
End of period	1,400	1,756	1,812
Amortized [Member]
Changes in amortized MSRs
Balance, beginning of period	1,445	1,422	1,119
Adjustments from adoption of consolidation accounting guidance	0	0	(5)
Purchases	177	155	58
Servicing from securitizations or asset transfers	(229)	132	478
Amortization	(233)	(264)	(228)
Balance, end of period	1,160	1,445	1,422
Valuation Allowance
Balance, beginning of period	(37)	(3)	0
Provision for mortgage servicing rights in excess of fair value	37	(34)	(3)
Balance, end of period	0	(37)	(3)
Amortized mortgage servicing rights, net	$ 1,160	$ 1,408	$ 1,419

Mortgage Banking Activities, Managed Servicing Portfolio Components (Details) (USD $) In Billions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Components of Managed Servicing Portfolio [Abstract]
Serviced for others	$ 1,906	$ 1,854
Total managed servicing portfolio	2,400	2,340
Ratio of MSRs to related loans serviced for others	0.67%	0.76%
Commercial Mortgage Servicing [Member]
Components of Managed Servicing Portfolio [Abstract]
Serviced for others	408	398
Owned loans serviced	106	106
Subservicing	13	14
Total managed servicing portfolio	527	518
Residential Mortgage Servicing [Member]
Components of Managed Servicing Portfolio [Abstract]
Serviced for others	1,498	1,456
Owned loans serviced	368	358
Subservicing	7	8
Total managed servicing portfolio	$ 1,873	$ 1,822

Mortgage Banking Activities, Noninterest Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Servicing fees:
Contractually specified servicing fees	$ 4,626	$ 4,611	$ 4,566
Late charges	257	298	360
Ancillary fees	342	354	434
Unreimbursed direct servicing costs	(1,234)	(1,119)	(763)
Net servicing fees	3,991	4,144	4,597
Changes in fair value of MSRs carried at fair value:
Net changes in valuation model inputs or assumptions	(2,893)	(3,680)	(2,957)
Other changes in fair value	(3,061)	(2,141)	(2,554)
Total changes in fair value of MSRs measured at fair value	(5,954)	(5,821)	(5,511)
Amortization	(233)	(264)	(228)
Provision for mortgage servicing rights in excess of fair value	0	(34)	(3)
Net derivative gains from economic hedges	3,574	5,241	4,485
Total servicing income, net	1,378	3,266	3,340
Net gains on mortgage loan origination/sales activities	10,260	4,566	6,397
Total mortgage banking noninterest income	11,638	7,832	9,737
Market related valuation changes to MSRs, net of hedge results	$ 681	$ 1,561	$ 1,528

Mortgage Banking Activities, Liability for Mortgage Loan Repurchase Losses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Liability For Mortgage Loan Repurchase Losses [Abstract]
Balance, beginning of year	$ 1,326	$ 1,289	$ 1,033
Loan sales	275	101	144
Change in estimate	1,665	1,184	1,474
Total additions	1,940	1,285	1,618
Losses	(1,060)	(1,248)	(1,362)
Balance, end of year	$ 2,206	$ 1,326	$ 1,289

Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortized intangible assets:
Gross carrying value	$ 18,300	$ 20,620
Accumulated amortization	(9,873)	(10,262)
Net carrying Value	8,427	10,358
Unamortized intangible assets:
MSRs (carried at fair value)	11,538	12,603
Goodwill	25,637	25,115	24,770
Trademark	14	14
Amortized MSRs [Member]
Amortized intangible assets:
Gross carrying value	2,317	2,383
Accumulated amortization	(1,157)	(975)
Net carrying Value	1,160	1,408
Core deposit intangibles [Member]
Amortized intangible assets:
Gross carrying value	12,836	15,079
Accumulated amortization	(6,921)	(7,768)
Net carrying Value	5,915	7,311
Customer Relationships And Other [Member]
Amortized intangible assets:
Gross carrying value	3,147	3,158
Accumulated amortization	(1,795)	(1,519)
Net carrying Value	$ 1,352	$ 1,639

Intangible Assets, Amortization Expense (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Finite-Lived Intangible Assets, Future Amortization Expense, Current and Five Succeeding Fiscal Years [Abstract]
Year ended December 31, 2012 (actual)	$ 1,674	$ 1,880	$ 2,199
Estimate for year ended December 31,
2013	1,743
2014	1,568
2015	1,427
2016	1,276
2017	1,147
Finite Lived Intangible Assets [Member]
Finite-Lived Intangible Assets, Future Amortization Expense, Current and Five Succeeding Fiscal Years [Abstract]
Year ended December 31, 2012 (actual)	1,915
Amortized MSRs [Member]
Finite-Lived Intangible Assets, Future Amortization Expense, Current and Five Succeeding Fiscal Years [Abstract]
Year ended December 31, 2012 (actual)	233
Estimate for year ended December 31,
2013	235
2014	204
2015	178
2016	145
2017	101
Core deposit intangibles [Member]
Finite-Lived Intangible Assets, Future Amortization Expense, Current and Five Succeeding Fiscal Years [Abstract]
Year ended December 31, 2012 (actual)	1,396
Estimate for year ended December 31,
2013	1,241
2014	1,113
2015	1,022
2016	919
2017	851
Customer Relationships And Other [Member]
Finite-Lived Intangible Assets, Future Amortization Expense, Current and Five Succeeding Fiscal Years [Abstract]
Year ended December 31, 2012 (actual)	286
Estimate for year ended December 31,
2013	267
2014	251
2015	227
2016	212
2017	$ 195

Intangible Assets, Allocation of Goodwill to Operating Segments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Intangible Assets [Abstract]
Goodwill, Beginning Balance	$ 25,115	$ 24,770
Reduction in goodwill related to divested businesses		(11)
Goodwill from business combinations	522	356
Goodwill, Ending Balance	25,637	25,115
Wealth Brokerage and Retirement [Member]
Intangible Assets [Abstract]
Goodwill, Beginning Balance	371	373
Reduction in goodwill related to divested businesses		(2)
Goodwill from business combinations	0	0
Goodwill, Ending Balance	371	371
Wholesale Banking [Member]
Intangible Assets [Abstract]
Goodwill, Beginning Balance	6,820	6,475
Reduction in goodwill related to divested businesses		(9)
Goodwill from business combinations	524	354
Goodwill, Ending Balance	7,344	6,820
Community Banking [Member]
Intangible Assets [Abstract]
Goodwill, Beginning Balance	17,924	17,922
Reduction in goodwill related to divested businesses		0
Goodwill from business combinations	(2)	2
Goodwill, Ending Balance	$ 17,922	$ 17,924

Deposits (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Time Deposits, Fiscal Year Maturity [Abstract]
2013	$ 56,921,000,000
2014	11,119,000,000
2015	9,078,000,000
2016	6,418,000,000
2017	2,612,000,000
Thereafter	3,959,000,000
Total	90,107,000,000	99,600,000,000
Deposits (Textuals) [Abstract]
Time certificates of deposit and other time deposits issued by domestic and foreign offices	90,107,000,000	99,600,000,000
Amount of Foreign deposits with a denomination of $100,000 or more	11,700,000,000	13,600,000,000
Demand deposit overdrafts as loan balances	806,000,000	649,000,000
Domestic [Member]
Contractual Maturities, Time Deposits, $100,000 or More [Abstract]
Three months or less	3,460,000,000
After three months through six months	3,840,000,000
After six months through twelve months	5,582,000,000
After twelve months	10,821,000,000
Total	23,703,000,000	25,100,000,000
Deposits (Textuals) [Abstract]
Amount of domestic time deposits with a denomination of $100,000 or more	$ 23,703,000,000	$ 25,100,000,000

Short-term Borrowings (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Short-term Debt [Abstract]
Short-term borrowings, Amount	$ 57,175,000,000	$ 49,091,000,000	$ 55,401,000,000
Short Term Borrowings, Rate	0.17%	0.10%	0.19%
Short term Debt average daily balance, Amount	51,196,000,000	51,781,000,000	46,824,000,000
Short term Debt average daily balance, Rate	0.18%	0.18%	0.22%
Federal Funds Purchased and Securities Sold under Agreements to Repurchase [Member]
Short-term Debt [Abstract]
Short-term borrowings, Amount	34,973,000,000	31,038,000,000	37,947,000,000
Short Term Borrowings, Rate	0.17%	0.05%	0.15%
Short term Debt average daily balance, Amount	32,092,000,000	34,388,000,000	30,494,000,000
Short term Debt average daily balance, Rate	0.12%	0.11%	0.18%
Maximum month-end balance, Amount	36,327,000,000	37,509,000,000	37,947,000,000
Commercial paper and other short term borrowings [Member]
Short-term Debt [Abstract]
Short-term borrowings, Amount	22,202,000,000	18,053,000,000	17,454,000,000
Short Term Borrowings, Rate	0.18%	0.19%	0.26%
Short term Debt average daily balance, Amount	19,104,000,000	17,393,000,000	16,330,000,000
Short term Debt average daily balance, Rate	0.28%	0.33%	0.31%
Maximum month-end balance, Amount	$ 22,202,000,000	$ 18,234,000,000	$ 17,646,000,000

Long-term Debt Textuals (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2012	Dec. 31, 2011
Wells Fargo & Company [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes		$ 59,252	$ 57,233
Wells Fargo Bank, National Association and Other Bank Entities [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes		8,344	4,353
Other Consolidated Subsidiaries [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes		5,988	5,174
Floating-rate notes [Member] | Wells Fargo & Company [Member] | Senior Notes [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes	1,750	10,996	17,872
Maturity date	Jun 15, 2012
Floating-rate notes [Member] | Wells Fargo Bank, National Association and Other Bank Entities [Member] | Senior Notes [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes		170	72
Fixed-rate notes [Member] | Wells Fargo & Company [Member] | Senior Notes [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes	1,750	44,623	38,002
Interest Rate, Stated Percentage	2.13%
Maturity date	Jun 15, 2012
Fixed-rate notes [Member] | Wells Fargo Bank, National Association and Other Bank Entities [Member] | Senior Notes [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes		1,331	1,326
Interest Rate, Stated Percentage		6.00%
Fixed-rate notes [Member] | Other Consolidated Subsidiaries [Member] | Senior Notes [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes		5,968	5,154
Floating-Rate Extendible Notes [Member] | Wells Fargo Bank, National Association and Other Bank Entities [Member] | Senior Notes [Member]
Long-Term Debt (Textuals) [Abstract]
Senior Notes		$ 4,450	$ 0

Long-term Debt, Summary (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2009	Dec. 31, 2011
Debt Instrument [Line Items]
Long-term Debt	$ 127,379		$ 125,354
Wells Fargo & Company [Member]
Debt Instrument [Line Items]
Senior Notes	59,252		57,233
Subordinated Debt	12,505		13,182
Junior Subordinated Notes	4,476		7,198
Long-term Debt	76,233		77,613
Wells Fargo Bank, N.A. and other bank entities [Member]
Debt Instrument [Line Items]
Senior Notes	8,344		4,353
Subordinated Debt	15,770		17,858
Junior Subordinated Notes	294		286
Long-term Debt	44,752		42,202
Wells Fargo Bank, N.A. and other bank entities [Member] | Mortgage notes and other debt [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2062
Stated interest rate(s) Minimum	0.00%
Stated interest rate(s) Maximum	12.50%
Other Long-Term Debt	16,976		14,854
Other Consolidated Subsidiaries [Member]
Debt Instrument [Line Items]
Senior Notes	5,988		5,174
Junior Subordinated Notes	155		155
Long-term Debt	6,394		5,539
Other Consolidated Subsidiaries [Member] | Mortgage notes and other debt [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2018
Stated interest rate(s) Minimum	3.50%
Stated interest rate(s) Maximum	6.00%
Other Long-Term Debt	136		129
Floating-rate notes [Member] | Wells Fargo & Company [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2048
Maturity date		Jun 15, 2012
Stated interest rate(s) Minimum	0.06%
Stated interest rate(s) Maximum	3.48%
Senior Notes	10,996	1,750	17,872
Floating-rate notes [Member] | Wells Fargo & Company [Member] | Senior Subordinated Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2015
Maturity date(s) End	Dec 31, 2016
Stated interest rate(s) Minimum	0.65%
Stated interest rate(s) Maximum	0.71%
Subordinated Debt	1,165		1,141
Floating-rate notes [Member] | Wells Fargo & Company [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2027
Maturity date(s) End	Dec 31, 2027
Stated interest rate(s) Minimum	0.84%
Stated interest rate(s) Maximum	1.34%
Junior Subordinated Notes	255		247
Floating-rate notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2017
Maturity date(s) End	Dec 31, 2040
Stated interest rate(s) Minimum	0.06%
Stated interest rate(s) Maximum	0.53%
Senior Notes	170		72
Floating-rate notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Subordinated Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2014
Maturity date(s) End	Dec 31, 2017
Stated interest rate(s) Minimum	0.52%
Stated interest rate(s) Maximum	3.65%
Subordinated Debt	1,617		1,976
Floating-rate notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2027
Maturity date(s) End	Dec 31, 2027
Stated interest rate(s) Minimum	0.88%
Stated interest rate(s) Maximum	0.99%
Junior Subordinated Notes	294		286
Floating-rate notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Long Term Debt Issued By Variable Interest Entity [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2020
Maturity date(s) End	Dec 31, 2052
Stated interest rate(s) Minimum	0.34%
Stated interest rate(s) Maximum	31.84%
Other Long-Term Debt	1,826		2,748
Floating-rate notes [Member] | Other Consolidated Subsidiaries [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2027
Maturity date(s) End	Dec 31, 2027
Interest Rate, Stated Percentage	0.81%
Junior Subordinated Notes	155		155
Floating-rate notes [Member] | Other Consolidated Subsidiaries [Member] | Long Term Debt Issued By Variable Interest Entity [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2015
Maturity date(s) End	Dec 31, 2015
Interest Rate, Stated Percentage	1.61%
Other Long-Term Debt	10		0
Fixed-rate notes [Member] | Wells Fargo & Company [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2035
Maturity date		Jun 15, 2012
Interest Rate, Stated Percentage		2.13%
Stated interest rate(s) Minimum	1.25%
Stated interest rate(s) Maximum	6.75%
Senior Notes	44,623	1,750	38,002
Fixed-rate notes [Member] | Wells Fargo & Company [Member] | Senior Subordinated Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2035
Stated interest rate(s) Minimum	4.38%
Stated interest rate(s) Maximum	7.57%
Subordinated Debt	11,340		12,041
Fixed-rate notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2013
Interest Rate, Stated Percentage	6.00%
Senior Notes	1,331		1,326
Fixed-rate notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Subordinated Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2038
Stated interest rate(s) Minimum	4.75%
Stated interest rate(s) Maximum	7.74%
Subordinated Debt	14,153		15,882
Fixed-rate notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Long Term Debt Issued By Variable Interest Entity [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2052
Stated interest rate(s) Minimum	0.00%
Stated interest rate(s) Maximum	7.00%
Other Long-Term Debt	1,542		2,103
Fixed-rate notes [Member] | Other Consolidated Subsidiaries [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2019
Stated interest rate(s) Minimum	2.77%
Stated interest rate(s) Maximum	4.38%
Senior Notes	5,968		5,154
Fixed-rate notes [Member] | Other Consolidated Subsidiaries [Member] | Long Term Debt Issued By Variable Interest Entity [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2015
Maturity date(s) End	Dec 31, 2023
Stated interest rate(s) Minimum	5.16%
Stated interest rate(s) Maximum	6.34%
Other Long-Term Debt	105		81
Fixed-rate notes - Hybrid Trust Securities [Member] | Wells Fargo & Company [Member] | Junior Subordinated Debt [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2029
Maturity date(s) End	Dec 31, 2068
Stated interest rate(s) Minimum	5.63%
Stated interest rate(s) Maximum	7.95%
Junior Subordinated Notes	4,221		6,951
FixFloat Notes [Member] | Other Consolidated Subsidiaries [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2020
Maturity date(s) End	Dec 31, 2020
Variable Stated interest rate	6.795% through 2015, varies
Senior Notes	20		20
Floating-rate Advances - FHLB [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2013
Stated interest rate(s) Minimum	0.40%
Stated interest rate(s) Maximum	0.41%
Senior Notes	2,002		2,101
Fixed-rate Advances - FHLB [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2031
Stated interest rate(s) Minimum	3.83%
Stated interest rate(s) Maximum	8.17%
Senior Notes	216		500
Capital Leases [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2023
Senior Notes	12		116
Structured Notes [Member] | Wells Fargo & Company [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2052
Senior Notes	3,633		1,359
Structured Notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2013
Maturity date(s) End	Dec 31, 2025
Senior Notes	163		238
Floating-Rate Extendible Notes [Member] | Wells Fargo Bank, N.A. and other bank entities [Member] | Senior Notes [Member]
Debt Instrument [Line Items]
Maturity date(s) Start	Jan 1, 2014
Maturity date(s) End	Dec 31, 2014
Stated interest rate(s) Minimum	0.36%
Stated interest rate(s) Maximum	0.38%
Senior Notes	$ 4,450		$ 0

Long-term Debt, Annual Maturities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Maturities of Long-Term Debt [Line Items]
2013	$ 15,961
2014	15,579
2015	12,763
2016	17,864
2017	13,454
Thereafter	51,758
Total	127,379	125,354
Wells Fargo & Company [Member]
Maturities of Long-Term Debt [Line Items]
2013	10,192
2014	7,821
2015	8,582
2016	13,510
2017	9,283
Thereafter	26,845
Total	$ 76,233	$ 77,613

Guarantees, Pledged Assets and Collateral Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Guarantees (Textuals) [Abstract]
Maximum exposure to loss	$ 61,600,000,000	$ 56,697,000,000
Collateral	443,000,000	687,000,000
Securities Loaned	436,000,000	669,000,000
Percentage share of losses owed on loans and MHFS sold with recourse	Primarily all of these programs and arrangements require that we share in the loans’ credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis.
Residual Value Guarantee, Reimbursement Terms	To the extent that a sale of the leased assets results in proceeds less than a stated percent (generally 80% to 89%) of the asset’s cost, we would be required to reimburse the lessor under our guarantee.
Securities owned and pledged as collateral not available to be repledged, Fair Value	456,189,000,000	398,282,000,000
Collateral received with the right to sell or repledge	46,600,000,000	31,100,000,000
Collateral sold or repledged	29,700,000,000	16,700,000,000
Direct pay letters of credit (DPLCs) [Member]
Guarantees (Textuals) [Abstract]
Maximum exposure to loss	18,500,000,000	19,700,000,000
Third party clearing indemnifications [Member]
Guarantees (Textuals) [Abstract]
Maximum exposure to loss	2,100,000,000
Third-party clearing customer obligations	579,000,000
Collateral provided to third-party clearing agents	3,100,000,000
Guarantor Obligations, Term	These arrangements are for an indefinite period.
Long-term resale agreements [Member]
Guarantees (Textuals) [Abstract]
Collateral received with the right to sell or repledge	15,500,000,000	13,300,000,000
Standby Letters of Credit [Member]
Guarantees (Textuals) [Abstract]
Maximum exposure to loss	39,759,000,000	41,171,000,000
Guarantor Obligations, Term	The terms of our standby letters of credit are predominantly five years or less.
Written put options [Member]
Guarantees (Textuals) [Abstract]
Maximum exposure to loss	11,874,000,000	8,224,000,000
Guarantor Obligations, Term	The terms of our written put options are largely five years or less.
Loans and MHFS sold with recourse [Member]
Guarantees (Textuals) [Abstract]
Maximum exposure to loss	5,873,000,000	5,784,000,000
Guarantor Obligations, Term	Our recourse arrangements remain in effect as long as the loans are outstanding, which predominantly have remaining terms in excess of five years.
Securities lending and other indemnifications [Member]
Guarantees (Textuals) [Abstract]
Maximum exposure to loss	2,541,000,000	669,000,000
Guarantor Obligations, Term	These arrangements are for an indefinite period of time whereby we indemnify our clients against default by the borrower in returning these lent securities. This indemnity is supported by collateral received from the borrowers and is generally in the form of cash or highly liquid securities that are marked to market daily. Substantially all of these securities are returned to our clients within one year from trade date.
Loans and Available-for-Sale Securities [Member]
Guarantees (Textuals) [Abstract]
Securities owned and pledged as collateral available to be repledged, Fair Value	0	0
Loans and MHFS sold with recourse [Member]
Guarantees (Textuals) [Abstract]
Loans repurchased	26,000,000
Trading Securities [Member]
Guarantees (Textuals) [Abstract]
Securities owned and pledged as collateral available to be repledged, Fair Value	27,400,000,000	20,800,000,000
Securities owned and pledged as collateral not available to be repledged, Fair Value	$ 677,000,000	$ 2,800,000,000

Guarantees, Pledged Assets and Collateral (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Guarantees [Abstract]
Carrying value	$ 1,606	$ 1,701
Maximum exposure to loss	61,600	56,697
Pledged Assets and Collateral
Pledged assets without the right to sell or repledge	456,189	398,282
Available for sale Securities [Member]
Pledged Assets and Collateral
Pledged assets without the right to sell or repledge	96,018	80,540
Loans and Finance Receivables [Member]
Pledged Assets and Collateral
Pledged assets without the right to sell or repledge	360,171	317,742
Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	19,443	19,731
Standby Letters of Credit [Member]
Guarantees [Abstract]
Carrying value	42	85
Maximum exposure to loss	39,759	41,171
Standby Letters of Credit [Member] | Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	11,331	13,250
Securities lending and other indemnifications [Member]
Guarantees [Abstract]
Carrying value	0	0
Maximum exposure to loss	2,541	669
Securities lending and other indemnifications [Member] | Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	118	62
Liquidity agreements [Member]
Guarantees [Abstract]
Carrying value	0	0
Maximum exposure to loss	3	2
Liquidity agreements [Member] | Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	3	2
Written put options [Member]
Guarantees [Abstract]
Carrying value	1,427	1,469
Maximum exposure to loss	11,874	8,224
Written put options [Member] | Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	3,953	2,466
Loans and MHFS sold with recourse [Member]
Guarantees [Abstract]
Carrying value	99	102
Maximum exposure to loss	5,873	5,784
Loans and MHFS sold with recourse [Member] | Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	3,905	3,850
Residual value guarantees [Member]
Guarantees [Abstract]
Carrying value	0	8
Maximum exposure to loss	0	197
Residual value guarantees [Member] | Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	0	0
Contingent consideration [Member]
Guarantees [Abstract]
Carrying value	35	31
Maximum exposure to loss	129	98
Contingent consideration [Member] | Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	129	97
Other guarantees [Member]
Guarantees [Abstract]
Carrying value	3	6
Maximum exposure to loss	1,421	552
Other guarantees [Member] | Non-investment grade [Member]
Guarantees [Abstract]
Maximum exposure to loss	$ 4	$ 4

Legal Actions (Details) (USD $)	12 Months Ended
Dec. 31, 2012
Interchange Litigation [Member]
Legal Actions (Textual) [Abstract]
Amounts to be paid in connection with legal or regulatory matters	$ 6,600,000,000
Settlement agreement, terms	The class settlement also provides for the distribution to class merchants of 10 basis points of default interchange across all credit rate categories for a period of eight consecutive months.
In re Wells Fargo Mortgage-Backed Certificates Litigation [Member]
Legal Actions (Textual) [Abstract]
Amounts to be paid in connection with legal or regulatory matters	125,000,000
Mortgage-Backed Certificates Litigation [Member]
Legal Actions (Textual) [Abstract]
Legal actions, number	3
Gutierrez v. Wells Fargo Bank, N.A. [Member]
Legal Actions (Textual) [Abstract]
Amounts to be paid in connection with legal or regulatory matters	203,000,000
Legal Action, Dismissed [Member] | Mortgage Foreclosure Documentation Litigation [Member]
Legal Actions (Textual) [Abstract]
Legal actions, number	8
Liability for Contingent Litigation Losses [Member]
Legal Actions (Textual) [Abstract]
Loss Contingency, Range of Possible Loss, Portion Not Accrued	$ 1,000,000,000

Derivatives Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivatives (Textual) [Abstract]
Notional Basis swaps combined with receive fixed rate/pay floating rate swaps	$ 4,700,000,000	$ 15,500,000,000
Cash collateral netted against derivative assets	5,000,000,000	6,600,000,000
Cash collateral netted against derivative liabilities	14,500,000,000	15,400,000,000
Gains (losses) on forward derivatives hedging	(9,000,000)	53,000,000
Deferred net gains on derivatives in other comprehensive income	350,000,000
Maximum length of time hedged in cash flow hedge	5 years
Gains on derivatives used to hedge residential mortgage servicing rights	3,574,000,000	5,241,000,000	4,485,000,000
Aggregate fair value of derivatives used for economic hedges net asset liability	87,000,000	1,400,000,000
Aggregate fair value of derivative loan commitments net asset liability	497,000,000	478,000,000
Aggregate fair value of derivative instruments with credit-risk-related contingent features, net liability	16,200,000,000	17,100,000,000
Collateral for derivative instruments with credit-risk-related contingent features	14,300,000,000	15,000,000,000
Additional collateral for derivative instruments with credit-risk-related contingent features	1,900,000,000	2,100,000,000
Change in value of derivatives excluded from assessment of cash flow hedge effectiveness	$ 0	$ 0

Derivatives, Notional or Contractual Amounts (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Fair Value Asset derivatives, net	$ 23,816	$ 27,553
Fair Value Asset derivatives, netting	(62,108)	(81,143)
Fair Value Liability derivatives, net	11,942	15,468
Fair Value Liability derivatives, netting	(71,116)	(89,990)
Derivatives [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Fair Value Asset derivatives	85,924	108,696
Fair Value Liability derivatives	83,058	105,458
Designated as Hedging Instrument [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Fair Value Asset derivatives	9,092	9,946
Fair Value Liability derivatives	2,970	3,341
Designated as Hedging Instrument [Member] | Interest Rate Contract [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	92,004	87,537
Fair Value Asset derivatives	7,284	8,423
Fair Value Liability derivatives	2,696	2,769
Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	27,382	22,269
Fair Value Asset derivatives	1,808	1,523
Fair Value Liability derivatives	274	572
Not Designated as Hedging Instrument [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Fair Value Asset derivatives	76,832	98,750
Fair Value Liability derivatives	80,088	102,117
Not Designated as Hedging Instrument [Member] | Customer accommodation trading and other free standing derivatives [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Fair Value Asset derivatives	76,379	96,179
Fair Value Liability derivatives	79,202	99,986
Not Designated as Hedging Instrument [Member] | Free standing derivatives (economic hedges) [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Fair Value Asset derivatives	453	2,571
Fair Value Liability derivatives	886	2,131
Not Designated as Hedging Instrument [Member] | Interest Rate Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	2,774,783	2,425,144
Fair Value Asset derivatives	63,617	81,336
Fair Value Liability derivatives	65,305	83,834
Not Designated as Hedging Instrument [Member] | Interest Rate Contract [Member] | Free standing derivatives (economic hedges) [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	334,555	377,497
Fair Value Asset derivatives	450	2,318
Fair Value Liability derivatives	694	2,011
Not Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	166,061	140,704
Fair Value Asset derivatives	3,713	3,151
Fair Value Liability derivatives	3,241	2,803
Not Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member] | Free standing derivatives (economic hedges) [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	3,074	5,833
Fair Value Asset derivatives	3	250
Fair Value Liability derivatives	64	3
Not Designated as Hedging Instrument [Member] | Equity Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	71,958	68,778
Fair Value Asset derivatives	3,783	3,768
Fair Value Liability derivatives	4,114	3,661
Not Designated as Hedging Instrument [Member] | Equity Contract [Member] | Free standing derivatives (economic hedges) [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	75	0
Fair Value Asset derivatives	0	0
Fair Value Liability derivatives	50	0
Not Designated as Hedging Instrument [Member] | Commodity Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	90,732	77,985
Fair Value Asset derivatives	3,456	4,351
Fair Value Liability derivatives	3,590	4,234
Not Designated as Hedging Instrument [Member] | Credit Contracts Protection Purchased [Member] | Customer accommodation trading and other free standing derivatives [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	29,021	36,156
Fair Value Asset derivatives	1,495	3,254
Fair Value Liability derivatives	329	276
Not Designated as Hedging Instrument [Member] | Credit Contracts Protection Purchased [Member] | Free standing derivatives (economic hedges) [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	16	125
Fair Value Asset derivatives	0	3
Fair Value Liability derivatives	0	0
Not Designated as Hedging Instrument [Member] | Credit Contracts Protection Sold [Member] | Customer accommodation trading and other free standing derivatives [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	26,455	38,403
Fair Value Asset derivatives	315	319
Fair Value Liability derivatives	2,623	5,178
Not Designated as Hedging Instrument [Member] | Other Contract [Member] | Free standing derivatives (economic hedges) [Member]
Notional Or Contractual Amounts And Fair Values For Derivatives [Abstract]
Notional or contractual amount	2,296	2,367
Fair Value Asset derivatives	0	0
Fair Value Liability derivatives	$ 78	$ 117

Derivatives, Net Gains (Losses) in Income related to Fair Value Hedges (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net Gains Losses Recognized In Income Statement Related To Derivatives In Fair Value Hedging Relationships [Abstract]
Gains (losses) recorded in net interest income	$ 1,467	$ 1,573
Gains (losses) recorded in noninterest income Recognized on derivatives	390	2,157
Gains (losses) recorded in noninterest income Recognized on hedged item	(357)	(1,998)
Gains (losses) recorded in noninterest income Recognized on fair value hedges (ineffective portion)	33	159
Available for sale Securities [Member] | Interest Rate Contract [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives In Fair Value Hedging Relationships [Abstract]
Gains (losses) recorded in net interest income	(457)	(451)
Gains (losses) recorded in noninterest income Recognized on derivatives	(22)	(1,298)
Gains (losses) recorded in noninterest income Recognized on hedged item	17	1,232
Gains (losses) recorded in noninterest income Recognized on fair value hedges (ineffective portion)	(5)	(66)
Available for sale Securities [Member] | Foreign Exchange Contract [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives In Fair Value Hedging Relationships [Abstract]
Gains (losses) recorded in net interest income	(5)	(11)
Gains (losses) recorded in noninterest income Recognized on derivatives	39	168
Gains (losses) recorded in noninterest income Recognized on hedged item	(3)	(186)
Gains (losses) recorded in noninterest income Recognized on fair value hedges (ineffective portion)	36	(18)
Long-term debt [Member] | Interest Rate Contract [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives In Fair Value Hedging Relationships [Abstract]
Gains (losses) recorded in net interest income	1,685	1,659
Gains (losses) recorded in noninterest income Recognized on derivatives	(179)	2,796
Gains (losses) recorded in noninterest income Recognized on hedged item	233	(2,616)
Gains (losses) recorded in noninterest income Recognized on fair value hedges (ineffective portion)	54	180
Long-term debt [Member] | Foreign Exchange Contract [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives In Fair Value Hedging Relationships [Abstract]
Gains (losses) recorded in net interest income	248	376
Gains (losses) recorded in noninterest income Recognized on derivatives	567	512
Gains (losses) recorded in noninterest income Recognized on hedged item	(610)	(445)
Gains (losses) recorded in noninterest income Recognized on fair value hedges (ineffective portion)	(43)	67
Mortgages held for sale [Member] | Interest Rate Contract [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives In Fair Value Hedging Relationships [Abstract]
Gains (losses) recorded in net interest income	(4)	0
Gains (losses) recorded in noninterest income Recognized on derivatives	(15)	(21)
Gains (losses) recorded in noninterest income Recognized on hedged item	6	17
Gains (losses) recorded in noninterest income Recognized on fair value hedges (ineffective portion)	$ (9)	$ (4)

Derivatives, Net Gains (Losses) related to Cash Flow Hedges (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Gains Losses Recognized Related to Derivatives in Cash Flow Hedging Relationships [Abstract]
Gains (pre tax) recognized in OCI on derivatives	$ 52	$ 190	$ 750
Gains (pre tax) reclassified from cumulative OCI into net income	388	571
Losses (pre tax) recognized in noninterest income on derivatives	$ (1)	$ (5)

Derivatives, Net Gains (Losses) in Income related to Derivatives Not Designated as Hedging Instruments (Details) (Not Designated as Hedging Instrument [Member], USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Net gains recognized related to derivatives not designated as hedging instruments	$ 6,066	$ 5,414
Customer accommodation trading and other free standing derivatives [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	8,010	5,278
Free standing derivatives (economic hedges) [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	(1,944)	136
Foreign Exchange Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	501	698
Foreign Exchange Contract [Member] | Free standing derivatives (economic hedges) [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	(53)	70
Equity Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	(234)	769
Equity Contract [Member] | Free standing derivatives (economic hedges) [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	4	(5)
Commodity Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	(14)	124
Other Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	0	(5)
Credit Contract [Member] | Customer accommodation trading and other free standing derivatives [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	(54)	(200)
Credit Contract [Member] | Free standing derivatives (economic hedges) [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	(15)	(18)
Interest Rate Contracts Recognized In Noninterest Income Other [Member] | Customer accommodation trading and other free standing derivatives [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	589	298
Interest Rate Contracts Recognized In Noninterest Income Other [Member] | Free standing derivatives (economic hedges) [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	2	(157)
Interest Rate Contracts Recognized In Noninterest Income Mortgage Banking [Member] | Customer accommodation trading and other free standing derivatives [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	7,222	3,594
Interest Rate Contracts Recognized In Noninterest Income Mortgage Banking [Member] | Free standing derivatives (economic hedges) [Member]
Net Gains Losses Recognized In Income Statement Related To Derivatives Not Designated As Hedging Instruments [Abstract]
Gain (Loss) on Derivative Instruments	$ (1,882)	$ 246

Derivatives, Sold and Purchased Credit Derivatives (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Details of Sold and Purchased Credit Derivatives [Abstract]
Fair value liability	2,623	5,178
Notional amount Protection sold	26,455	38,403
Notional amount Protection purchased with identical underlyings	14,930	18,372
Notional Net protection sold	11,525	20,031
Notional Other protection purchased	13,981	17,843
Non-investment Grade [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Notional amount Protection sold	15,104	23,817
Structured products [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Fair value liability	1,787	3,308
Notional amount Protection sold	2,433	4,691
Notional amount Protection purchased with identical underlyings	948	2,194
Notional Net protection sold	1,485	2,497
Notional Other protection purchased	393	1,335
Structured products [Member] | Minimum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Jan 1, 2016	Jan 1, 2016
Structured products [Member] | Maximum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Dec 31, 2056	Dec 31, 2056
Structured products [Member] | Non-investment Grade [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Notional amount Protection sold	2,039	4,300
Credit Default Swap [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Fair value liability	4	68
Notional amount Protection sold	3,520	3,006
Notional amount Protection purchased with identical underlyings	3,444	2,341
Notional Net protection sold	76	665
Notional Other protection purchased	616	912
Credit Default Swap [Member] | Minimum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Jan 1, 2013	Jan 1, 2012
Credit Default Swap [Member] | Maximum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Dec 31, 2017	Dec 31, 2017
Credit Default Swap [Member] | Non-investment Grade [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Notional amount Protection sold	348	843
Corporate Bond Securities [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Fair value liability	240	1,002
Notional amount Protection sold	15,845	24,634
Notional amount Protection purchased with identical underlyings	9,636	13,329
Notional Net protection sold	6,209	11,305
Notional Other protection purchased	7,701	9,404
Corporate Bond Securities [Member] | Minimum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Jan 1, 2013	Jan 1, 2012
Corporate Bond Securities [Member] | Maximum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Dec 31, 2021	Dec 31, 2021
Corporate Bond Securities [Member] | Non-investment Grade [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Notional amount Protection sold	8,448	14,043
Total asset-backed securities [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Fair value liability	57	76
Notional amount Protection sold	64	83
Notional amount Protection purchased with identical underlyings	6	8
Notional Net protection sold	58	75
Notional Other protection purchased	92	116
Total asset-backed securities [Member] | Minimum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Jan 1, 2037	Jan 1, 2037
Total asset-backed securities [Member] | Maximum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Dec 31, 2046	Dec 31, 2046
Total asset-backed securities [Member] | Non-investment Grade [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Notional amount Protection sold	64	83
Commercial [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Fair value liability	531	713
Notional amount Protection sold	1,249	1,357
Notional amount Protection purchased with identical underlyings	790	19
Notional Net protection sold	459	1,338
Notional Other protection purchased	524	1,403
Commercial [Member] | Minimum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Jan 1, 2049	Jan 1, 2049
Commercial [Member] | Maximum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Dec 31, 2052	Dec 31, 2052
Commercial [Member] | Non-investment Grade [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Notional amount Protection sold	861	458
Other Credit Derivatives [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Fair value liability	4	11
Notional amount Protection sold	3,344	4,632
Notional amount Protection purchased with identical underlyings	106	481
Notional Net protection sold	3,238	4,151
Notional Other protection purchased	4,655	4,673
Other Credit Derivatives [Member] | Minimum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Jan 1, 2013	Jan 1, 2012
Other Credit Derivatives [Member] | Maximum [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Derivative range of maturity dates	Dec 31, 2056	Dec 31, 2056
Other Credit Derivatives [Member] | Non-investment Grade [Member]
Details of Sold and Purchased Credit Derivatives [Abstract]
Notional amount Protection sold	3,344	4,090

Fair Values of Assets and Liabilities Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fair Values of Assets and Liabilities (Textual) [Abstract]
Securities available for sale	$ 235,199,000,000	$ 222,613,000,000
Net unrealized gains on trading securities	305,000,000	133,000,000
Mortgages held for sale	42,305,000,000	44,791,000,000
Loans	799,574,000,000	769,631,000,000	757,267,000,000	782,770,000,000	864,830,000,000
Capital Lease Obligation	12,000,000	116,000,000
Loan charge-offs	10,973,000,000	13,615,000,000	20,100,000,000	19,825,000,000	8,777,000,000
US States and Political Subdivisions [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Fair Value Disclosure, Transfers from Level 3 to Level 2	9,400,000,000
Trading Account Assets Other [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Fair Value Disclosure, Transfers from Level 2 to Level 1		709,000,000
Private Equity Funds [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Liquidation period	8 years
Venture Capital Funds [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Liquidation period	5 years
Private Equity Funds, Foreign [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Redemption restriction for investment	189,000,000	200,000,000
Lease Financing [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Loans	12,424,000,000	13,117,000,000	13,094,000,000	14,210,000,000	15,829,000,000
Loan charge-offs	24,000,000	38,000,000	120,000,000	229,000,000	65,000,000
Non modified loans [Member] | Maximum [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Cost to service per loan	437
Non modified loans [Member] | Minimum [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Cost to service per loan	90
Residential [Member] | Government Insured Or Guaranteed [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Mortgages held for sale	942,000,000
Residential [Member] | Non Government Insured Or Guaranteed [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Mortgages held for sale	103,000,000
Consumer [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Loans	438,376,000,000	424,181,000,000	435,209,000,000	446,305,000,000	474,866,000,000
Loan charge-offs	8,959,000,000	10,819,000,000	14,667,000,000	14,261,000,000	6,607,000,000
Consumer [Member] | Loans discharged in bankruptcy [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Loan charge-offs	888,000,000
Financing Receivable, Fair Value, Nonaccrual Status	2,000,000,000
Collateralized loan obligations [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Total trading assets (excluding derivatives)	721,000,000	583,000,000
Securities available for sale	12,500,000,000	8,100,000,000
Trading and available for sale securities	13,300,000,000
Available for sale Securities [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Fair Value Disclosure, Transfers from Level 3 to Level 2			4,900,000,000
Fair Value Disclosure, Transfers from Level 2 to Level 3		502,000,000
Significant Transfers Into Level 3, Amount			829,000,000
Significant Transfers Out of Level 3, Amount			1,900,000,000
Available for sale Securities [Member] | Debt Securities [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Fair Value Disclosure, Transfers from Level 3 to Level 2		801,000,000
Fair Value Disclosure, Transfers from Level 2 to Level 3			1,700,000,000
Trading Securities [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Significant Transfers Out of Level 3, Amount			276,000,000
Mortgage servicing rights [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Significant Transfers Out of Level 3, Amount			118,000,000
Long-term debt [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Significant Transfers Into Level 3, Amount			359,000,000
Loans [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Significant Transfers Into Level 3, Amount			366,000,000
Carrying amount [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Loan Commitments And Standby, Commercial And Similar Letters of Credit	586,000,000	495,000,000
Estimated fair value [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Loans	772,351,000,000	723,867,000,000
Loan Commitments And Standby, Commercial And Similar Letters of Credit	586,000,000	495,000,000
Estimated fair value [Member] | Level 1 [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Loans	0
Estimated fair value [Member] | Level 2 [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Loans	56,237,000,000
Estimated fair value [Member] | Level 3 [Member]
Fair Values of Assets and Liabilities (Textual) [Abstract]
Loans	$ 716,114,000,000

Fair Value, Measurements From Brokers or Third Party Pricing Services (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financial assets:
Loans held for sale	$ 6	$ 1,176
Brokers [Member] | Level 1 [Member]
Financial assets:
Trading assets (excluding derivatives)	0	0
Total Securities Available for Sale	0	0
Derivatives (trading and other assets)	0	0
Loans held for sale	0	0
Financial liabilities:
Derivatives (liabilities)	0	0
Other liabilities	0	0
Brokers [Member] | Level 1 [Member] | Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 1 [Member] | US Treasury and Government [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 1 [Member] | US States and Political Subdivisions [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 1 [Member] | Mortgage Backed Securities [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 1 [Member] | Other Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 1 [Member] | Equity Securities [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 2 [Member]
Financial assets:
Trading assets (excluding derivatives)	406	446
Total Securities Available for Sale	1,657	3,449
Derivatives (trading and other assets)	8	17
Loans held for sale	0	0
Financial liabilities:
Derivatives (liabilities)	26	11
Other liabilities	121	22
Brokers [Member] | Level 2 [Member] | Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	1,654	3,449
Brokers [Member] | Level 2 [Member] | US Treasury and Government [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 2 [Member] | US States and Political Subdivisions [Member]
Financial assets:
Total Securities Available for Sale	0	16
Brokers [Member] | Level 2 [Member] | Mortgage Backed Securities [Member]
Financial assets:
Total Securities Available for Sale	138	2,342
Brokers [Member] | Level 2 [Member] | Other Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	1,516	1,091
Brokers [Member] | Level 2 [Member] | Equity Securities [Member]
Financial assets:
Total Securities Available for Sale	3	0
Brokers [Member] | Level 3 [Member]
Financial assets:
Trading assets (excluding derivatives)	8	7
Total Securities Available for Sale	12,469	8,206
Derivatives (trading and other assets)	0	44
Loans held for sale	0	0
Financial liabilities:
Derivatives (liabilities)	0	43
Other liabilities	0	0
Brokers [Member] | Level 3 [Member] | Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	12,469	8,206
Brokers [Member] | Level 3 [Member] | US Treasury and Government [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 3 [Member] | US States and Political Subdivisions [Member]
Financial assets:
Total Securities Available for Sale	0	0
Brokers [Member] | Level 3 [Member] | Mortgage Backed Securities [Member]
Financial assets:
Total Securities Available for Sale	4	43
Brokers [Member] | Level 3 [Member] | Other Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	12,465	8,163
Brokers [Member] | Level 3 [Member] | Equity Securities [Member]
Financial assets:
Total Securities Available for Sale	0	0
Third party pricing services [Member] | Level 1 [Member]
Financial assets:
Trading assets (excluding derivatives)	1,314	1,086
Total Securities Available for Sale	944	901
Derivatives (trading and other assets)	0	0
Loans held for sale	0	0
Financial liabilities:
Derivatives (liabilities)	0	0
Other liabilities	0	6
Third party pricing services [Member] | Level 1 [Member] | Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	915	868
Third party pricing services [Member] | Level 1 [Member] | US Treasury and Government [Member]
Financial assets:
Total Securities Available for Sale	915	868
Third party pricing services [Member] | Level 1 [Member] | US States and Political Subdivisions [Member]
Financial assets:
Total Securities Available for Sale	0	0
Third party pricing services [Member] | Level 1 [Member] | Mortgage Backed Securities [Member]
Financial assets:
Total Securities Available for Sale	0	0
Third party pricing services [Member] | Level 1 [Member] | Other Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	0	0
Third party pricing services [Member] | Level 1 [Member] | Equity Securities [Member]
Financial assets:
Total Securities Available for Sale	29	33
Third party pricing services [Member] | Level 2 [Member]
Financial assets:
Trading assets (excluding derivatives)	1,016	1,564
Total Securities Available for Sale	192,058	171,756
Derivatives (trading and other assets)	602	834
Loans held for sale	0	1
Financial liabilities:
Derivatives (liabilities)	634	850
Other liabilities	104	249
Third party pricing services [Member] | Level 2 [Member] | Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	191,284	171,091
Third party pricing services [Member] | Level 2 [Member] | US Treasury and Government [Member]
Financial assets:
Total Securities Available for Sale	6,231	5,748
Third party pricing services [Member] | Level 2 [Member] | US States and Political Subdivisions [Member]
Financial assets:
Total Securities Available for Sale	35,036	21,014
Third party pricing services [Member] | Level 2 [Member] | Mortgage Backed Securities [Member]
Financial assets:
Total Securities Available for Sale	121,703	118,107
Third party pricing services [Member] | Level 2 [Member] | Other Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	28,314	26,222
Third party pricing services [Member] | Level 2 [Member] | Equity Securities [Member]
Financial assets:
Total Securities Available for Sale	774	665
Third party pricing services [Member] | Level 3 [Member]
Financial assets:
Trading assets (excluding derivatives)	0	0
Total Securities Available for Sale	441	334
Derivatives (trading and other assets)	0	0
Loans held for sale	0	0
Financial liabilities:
Derivatives (liabilities)	0	0
Other liabilities	0	0
Third party pricing services [Member] | Level 3 [Member] | Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	441	331
Third party pricing services [Member] | Level 3 [Member] | US Treasury and Government [Member]
Financial assets:
Total Securities Available for Sale	0	0
Third party pricing services [Member] | Level 3 [Member] | US States and Political Subdivisions [Member]
Financial assets:
Total Securities Available for Sale	0	0
Third party pricing services [Member] | Level 3 [Member] | Mortgage Backed Securities [Member]
Financial assets:
Total Securities Available for Sale	292	186
Third party pricing services [Member] | Level 3 [Member] | Other Debt Securities [Member]
Financial assets:
Total Securities Available for Sale	149	145
Third party pricing services [Member] | Level 3 [Member] | Equity Securities [Member]
Financial assets:
Total Securities Available for Sale	$ 0	$ 3

Fair Value, Assets and Liabilities Recorded at Fair Value on a Recurring Basis (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Assets:
Mortgages held for sale	$ 42,305	$ 44,791
Loans held for sale	6	1,176
Loans	6,206	5,916
MSRs (carried at fair value)	11,538	12,603
Fair Value Asset derivatives, netting	(62,108)	(81,143)
Fair Value Asset derivatives, net	23,816	27,553
Liabilities:
Netting, Derivative Liabilities	71,116	89,990
Fair Value Liability derivatives, net	(11,942)	(15,468)
Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	36,055	55,837
Total trading assets (excluding derivatives)	39,168	57,867
Securities available for sale	235,199	222,613
Mortgages held for sale	42,305	44,791
Loans held for sale	6	1,176
Loans	6,206	5,916
MSRs (carried at fair value)	11,538	12,603
Fair Value Asset derivatives, netting	(62,108)	(81,143)
Fair Value Asset derivatives, net	23,816	27,553
Other Assets, Excluding Derivatives	421	467
Total assets recorded at fair value	358,659	372,986
Liabilities:
Netting, Derivative Liabilities	71,116	89,990
Fair Value Liability derivatives, net	(11,942)	(15,468)
Total short sale liabilities	(10,365)	(10,832)
Other Liabilities, Excluding Derivatives and Short Sale Liabilities	(83)	(142)
Total liabilities recorded at fair value	(22,390)	(26,442)
Fair Value, Measurements, Recurring [Member] | Interest Rate Contract [Member]
Assets:
Derivative Asset, Fair Value	71,351	92,077
Liabilities:
Total derivative liabilities	(68,695)	(88,614)
Fair Value, Measurements, Recurring [Member] | Commodity Contract [Member]
Assets:
Derivative Asset, Fair Value	3,456	4,351
Liabilities:
Total derivative liabilities	(3,590)	(4,234)
Fair Value, Measurements, Recurring [Member] | Equity Contract [Member]
Assets:
Derivative Asset, Fair Value	3,783	3,768
Liabilities:
Total derivative liabilities	(4,164)	(3,661)
Fair Value, Measurements, Recurring [Member] | Foreign Exchange Contract [Member]
Assets:
Derivative Asset, Fair Value	5,524	4,924
Liabilities:
Total derivative liabilities	(3,579)	(3,378)
Fair Value, Measurements, Recurring [Member] | Credit Contract [Member]
Assets:
Derivative Asset, Fair Value	1,810	3,576
Liabilities:
Total derivative liabilities	(2,952)	(5,454)
Fair Value, Measurements, Recurring [Member] | Other Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	(78)	(117)
Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	232,414	219,196
Trading Account Assets Other [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading assets (excluding derivatives)	3,113	2,030
US Treasury and Government [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	8,878	6,980
Securities available for sale	7,146	6,968
Liabilities:
Total short sale liabilities	(5,100)	(4,739)
US States and Political Subdivisions [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	1,633	2,491
Securities available for sale	38,676	32,593
Liabilities:
Total short sale liabilities	(9)	(2)
Mortgage Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	13,386	35,067
Securities available for sale	133,184	132,740
Federal agencies [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	97,285	96,754
Residential [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	15,931	17,836
Commercial [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	19,968	18,150
Collateralized debt obligations [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	742	1,582
Securities available for sale	13,188	8,599
Corporate debt securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	6,716	6,576
Securities available for sale	21,333	18,404
Liabilities:
Total short sale liabilities	(3,941)	(4,112)
Total asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	860	1,283
Securities available for sale	17,957	18,848
Auto loans and leases [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	5,928	6,727
Home Equity Loans [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	918	932
Other asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	11,111	11,189
Other Debt Securities, Excluding Asset Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	930	1,044
Short sale liabilities [Member] | Fair Value, Measurements, Recurring [Member]
Liabilities:
Total short sale liabilities	(47)	(737)
Equity Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	3,840	1,858
Securities available for sale	2,785	3,417
Liabilities:
Total short sale liabilities	(1,268)	(1,242)
Perpetual preferred securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	2,176	2,527
Other equity securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	609	890
Level 1 [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	8,585	5,024
Total trading assets (excluding derivatives)	10,735	6,871
Securities available for sale	2,223	2,552
Mortgages held for sale	0	0
Loans held for sale	0	0
Loans	0	0
MSRs (carried at fair value)	0	0
Fair Value Asset derivatives, netting	0	0
Fair Value Asset derivatives, net	467	506
Other Assets, Excluding Derivatives	136	88
Total assets recorded at fair value	13,561	10,017
Liabilities:
Netting, Derivative Liabilities	0	0
Fair Value Liability derivatives, net	(274)	(264)
Total short sale liabilities	(5,458)	(4,764)
Other Liabilities, Excluding Derivatives and Short Sale Liabilities	0	0
Total liabilities recorded at fair value	(5,732)	(5,028)
Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Interest Rate Contract [Member]
Assets:
Derivative Asset, Fair Value	16	0
Liabilities:
Total derivative liabilities	(52)	(4)
Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Commodity Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity Contract [Member]
Assets:
Derivative Asset, Fair Value	432	471
Liabilities:
Total derivative liabilities	(199)	(229)
Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Foreign Exchange Contract [Member]
Assets:
Derivative Asset, Fair Value	19	35
Liabilities:
Total derivative liabilities	(23)	(31)
Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Credit Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Other Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Level 1 [Member] | Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	1,040	1,186
Level 1 [Member] | Trading Account Assets Other [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading assets (excluding derivatives)	2,150	1,847
Level 1 [Member] | US Treasury and Government [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	5,104	3,342
Securities available for sale	915	869
Liabilities:
Total short sale liabilities	(4,225)	(3,820)
Level 1 [Member] | US States and Political Subdivisions [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Liabilities:
Total short sale liabilities	0	0
Level 1 [Member] | Mortgage Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Level 1 [Member] | Federal agencies [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 1 [Member] | Residential [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 1 [Member] | Commercial [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 1 [Member] | Collateralized debt obligations [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Level 1 [Member] | Corporate debt securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	125	317
Liabilities:
Total short sale liabilities	0	0
Level 1 [Member] | Total asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Level 1 [Member] | Auto loans and leases [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 1 [Member] | Home Equity Loans [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 1 [Member] | Other asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 1 [Member] | Other Debt Securities, Excluding Asset Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 1 [Member] | Short sale liabilities [Member] | Fair Value, Measurements, Recurring [Member]
Liabilities:
Total short sale liabilities	0	0
Level 1 [Member] | Equity Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	3,481	1,682
Securities available for sale	1,183	1,366
Liabilities:
Total short sale liabilities	(1,233)	(944)
Level 1 [Member] | Perpetual preferred securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	629	552
Level 1 [Member] | Other equity securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	554	814
Level 2 [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	26,483	48,779
Total trading assets (excluding derivatives)	27,370	48,847
Securities available for sale	205,537	188,205
Mortgages held for sale	39,055	41,381
Loans held for sale	6	1,176
Loans	185	5,893
MSRs (carried at fair value)	0	0
Fair Value Asset derivatives, netting	0	0
Fair Value Asset derivatives, net	83,051	105,202
Other Assets, Excluding Derivatives	123	135
Total assets recorded at fair value	355,327	390,839
Liabilities:
Netting, Derivative Liabilities	0	0
Fair Value Liability derivatives, net	(79,729)	(100,618)
Total short sale liabilities	(4,907)	(6,068)
Other Liabilities, Excluding Derivatives and Short Sale Liabilities	(34)	(98)
Total liabilities recorded at fair value	(84,670)	(106,784)
Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Interest Rate Contract [Member]
Assets:
Derivative Asset, Fair Value	70,277	91,022
Liabilities:
Total derivative liabilities	(68,244)	(88,164)
Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Commodity Contract [Member]
Assets:
Derivative Asset, Fair Value	3,386	4,351
Liabilities:
Total derivative liabilities	(3,541)	(4,234)
Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity Contract [Member]
Assets:
Derivative Asset, Fair Value	2,747	2,737
Liabilities:
Total derivative liabilities	(3,239)	(2,797)
Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Foreign Exchange Contract [Member]
Assets:
Derivative Asset, Fair Value	5,481	4,873
Liabilities:
Total derivative liabilities	(3,553)	(3,324)
Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Credit Contract [Member]
Assets:
Derivative Asset, Fair Value	1,160	2,219
Liabilities:
Total derivative liabilities	(1,152)	(2,099)
Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Other Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Level 2 [Member] | Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	204,729	187,521
Level 2 [Member] | Trading Account Assets Other [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading assets (excluding derivatives)	887	68
Level 2 [Member] | US Treasury and Government [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	3,774	3,638
Securities available for sale	6,231	6,099
Liabilities:
Total short sale liabilities	(875)	(919)
Level 2 [Member] | US States and Political Subdivisions [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	1,587	2,438
Securities available for sale	35,045	21,077
Liabilities:
Total short sale liabilities	(9)	(2)
Level 2 [Member] | Mortgage Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	13,380	34,959
Securities available for sale	132,887	132,447
Level 2 [Member] | Federal agencies [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	97,285	96,754
Level 2 [Member] | Residential [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	15,837	17,775
Level 2 [Member] | Commercial [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	19,765	17,918
Level 2 [Member] | Collateralized debt obligations [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Level 2 [Member] | Corporate debt securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	6,664	6,479
Securities available for sale	20,934	17,792
Liabilities:
Total short sale liabilities	(3,941)	(4,112)
Level 2 [Member] | Total asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	722	1,093
Securities available for sale	8,702	9,062
Level 2 [Member] | Auto loans and leases [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	7	86
Level 2 [Member] | Home Equity Loans [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	867	650
Level 2 [Member] | Other asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	7,828	8,326
Level 2 [Member] | Other Debt Securities, Excluding Asset Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	930	1,044
Level 2 [Member] | Short sale liabilities [Member] | Fair Value, Measurements, Recurring [Member]
Liabilities:
Total short sale liabilities	(47)	(737)
Level 2 [Member] | Equity Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	356	172
Securities available for sale	808	684
Liabilities:
Total short sale liabilities	(35)	(298)
Level 2 [Member] | Perpetual preferred securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	753	631
Level 2 [Member] | Other equity securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	55	53
Level 3 [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	987	2,034
Total trading assets (excluding derivatives)	1,063	2,149
Securities available for sale	27,439	31,856
Mortgages held for sale	3,250	3,410
Loans held for sale	0	0
Loans	6,021	23
MSRs (carried at fair value)	11,538	12,603
Fair Value Asset derivatives, netting	0	0
Fair Value Asset derivatives, net	2,406	2,988
Other Assets, Excluding Derivatives	162	244
Total assets recorded at fair value	51,879	53,273
Liabilities:
Netting, Derivative Liabilities	0	0
Fair Value Liability derivatives, net	(3,055)	(4,576)
Total short sale liabilities	0	0
Other Liabilities, Excluding Derivatives and Short Sale Liabilities	(49)	(44)
Total liabilities recorded at fair value	(3,104)	(4,620)
Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Interest Rate Contract [Member]
Assets:
Derivative Asset, Fair Value	1,058	1,055
Liabilities:
Total derivative liabilities	(399)	(446)
Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Commodity Contract [Member]
Assets:
Derivative Asset, Fair Value	70	0
Liabilities:
Total derivative liabilities	(49)	0
Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity Contract [Member]
Assets:
Derivative Asset, Fair Value	604	560
Liabilities:
Total derivative liabilities	(726)	(635)
Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Foreign Exchange Contract [Member]
Assets:
Derivative Asset, Fair Value	24	16
Liabilities:
Total derivative liabilities	(3)	(23)
Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Credit Contract [Member]
Assets:
Derivative Asset, Fair Value	650	1,357
Liabilities:
Total derivative liabilities	(1,800)	(3,355)
Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Other Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	(78)	(117)
Level 3 [Member] | Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	26,645	30,489
Level 3 [Member] | Trading Account Assets Other [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading assets (excluding derivatives)	76	115
Level 3 [Member] | US Treasury and Government [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Liabilities:
Total short sale liabilities	0	0
Level 3 [Member] | US States and Political Subdivisions [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	46	53
Securities available for sale	3,631	11,516
Liabilities:
Total short sale liabilities	0	0
Level 3 [Member] | Mortgage Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	6	108
Securities available for sale	297	293
Level 3 [Member] | Federal agencies [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 3 [Member] | Residential [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	94	61
Level 3 [Member] | Commercial [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	203	232
Level 3 [Member] | Collateralized debt obligations [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	742	1,582
Securities available for sale	13,188	8,599
Level 3 [Member] | Corporate debt securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	52	97
Securities available for sale	274	295
Liabilities:
Total short sale liabilities	0	0
Level 3 [Member] | Total asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	138	190
Securities available for sale	9,255	9,786
Level 3 [Member] | Auto loans and leases [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	5,921	6,641
Level 3 [Member] | Home Equity Loans [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	51	282
Level 3 [Member] | Other asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	3,283	2,863
Level 3 [Member] | Other Debt Securities, Excluding Asset Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Level 3 [Member] | Short sale liabilities [Member] | Fair Value, Measurements, Recurring [Member]
Liabilities:
Total short sale liabilities	0	0
Level 3 [Member] | Equity Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	3	4
Securities available for sale	794	1,367
Liabilities:
Total short sale liabilities	0	0
Level 3 [Member] | Perpetual preferred securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	794	1,344
Level 3 [Member] | Other equity securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	23
Netting [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Total trading assets (excluding derivatives)	0	0
Securities available for sale	0	0
Mortgages held for sale	0	0
Loans held for sale	0	0
Loans	0	0
MSRs (carried at fair value)	0	0
Fair Value Asset derivatives, netting	(62,108)	(81,143)
Fair Value Asset derivatives, net	(62,108)	(81,143)
Other Assets, Excluding Derivatives	0	0
Total assets recorded at fair value	(62,108)	(81,143)
Liabilities:
Netting, Derivative Liabilities	71,116	89,990
Fair Value Liability derivatives, net	71,116	89,990
Total short sale liabilities	0	0
Other Liabilities, Excluding Derivatives and Short Sale Liabilities	0	0
Total liabilities recorded at fair value	71,116	89,990
Netting [Member] | Fair Value, Measurements, Recurring [Member] | Interest Rate Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Netting [Member] | Fair Value, Measurements, Recurring [Member] | Commodity Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Netting [Member] | Fair Value, Measurements, Recurring [Member] | Equity Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Netting [Member] | Fair Value, Measurements, Recurring [Member] | Foreign Exchange Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Netting [Member] | Fair Value, Measurements, Recurring [Member] | Credit Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Netting [Member] | Fair Value, Measurements, Recurring [Member] | Other Contract [Member]
Assets:
Derivative Asset, Fair Value	0	0
Liabilities:
Total derivative liabilities	0	0
Netting [Member] | Debt Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Trading Account Assets Other [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading assets (excluding derivatives)	0	0
Netting [Member] | US Treasury and Government [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Liabilities:
Total short sale liabilities	0	0
Netting [Member] | US States and Political Subdivisions [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Liabilities:
Total short sale liabilities	0	0
Netting [Member] | Mortgage Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Netting [Member] | Federal agencies [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Residential [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Commercial [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Collateralized debt obligations [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Netting [Member] | Corporate debt securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Liabilities:
Total short sale liabilities	0	0
Netting [Member] | Total asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Netting [Member] | Auto loans and leases [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Home Equity Loans [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Other asset-backed securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Other Debt Securities, Excluding Asset Backed Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Short sale liabilities [Member] | Fair Value, Measurements, Recurring [Member]
Liabilities:
Total short sale liabilities	0	0
Netting [Member] | Equity Securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Total trading securities	0	0
Securities available for sale	0	0
Liabilities:
Total short sale liabilities	0	0
Netting [Member] | Perpetual preferred securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	0	0
Netting [Member] | Other equity securities [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Securities available for sale	$ 0	$ 0

Fair Value, Transfers Between Fair Value Levels (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Total	$ 0
Trading Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Total	0
Available for sale Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Total	0
Mortgages held for sale [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Total	0
Loans [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Total	0
Net derivative assets and liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Total	0
Short sale liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Total	0
Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	31
Transfer Out	0
Level 1 [Member] | Trading Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	23
Transfer Out	0
Level 1 [Member] | Available for sale Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	8
Transfer Out	0
Level 1 [Member] | Mortgages held for sale [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	0
Transfer Out	0
Level 1 [Member] | Loans [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	0
Transfer Out	0
Level 1 [Member] | Net derivative assets and liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	0
Transfer Out	0
Level 1 [Member] | Short sale liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	0
Transfer Out	0
Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	10,238
Transfer Out	(6,436)
Level 2 [Member] | Trading Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	16
Transfer Out	(37)
Level 2 [Member] | Available for sale Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	9,832
Transfer Out	(68)
Level 2 [Member] | Mortgages held for sale [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	298
Transfer Out	(488)
Level 2 [Member] | Loans [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	41
Transfer Out	(5,851)
Level 2 [Member] | Net derivative assets and liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	51
Transfer Out	8
Level 2 [Member] | Short sale liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	0
Transfer Out	0
Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	6,405
Transfer Out	(10,238)
Level 3 [Member] | Trading Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	14
Transfer Out	(16)
Level 3 [Member] | Available for sale Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	60
Transfer Out	(9,832)
Level 3 [Member] | Mortgages held for sale [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	488
Transfer Out	(298)
Level 3 [Member] | Loans [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	5,851
Transfer Out	(41)
Level 3 [Member] | Net derivative assets and liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	(8)
Transfer Out	(51)
Level 3 [Member] | Short sale liabilities [Member]
Fair Value, Assets and Liabilities Measured on Recurring Basis Transfers Between Fair Value Levels [Line Items]
Transfer In	0
Transfer Out	$ 0

Fair Value, Assets and Liabilities Measured on Recurring Basis Level 3 Reconciliation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Trading Securities [Member]
Assets:
Balance, beginning of period	$ 2,034	$ 2,603	$ 2,040
Net gains (losses) included in net income	(132)	58	503
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(913)	(541)	375
Transfers into Level 3	14	83	21
Transfers out of Level 3	(16)	(169)	(336)
Balance, end of period	987	2,034	2,603
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	(25)	(13)	76
Trading Securities [Member] | US States and Political Subdivisions [Member]
Assets:
Balance, beginning of period	53	5	5
Net gains (losses) included in net income	3	3	2
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(10)	12	(11)
Transfers into Level 3	0	51	9
Transfers out of Level 3	0	(18)	0
Balance, end of period	46	53	5
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	0	0	1
Trading Securities [Member] | Mortgage Backed Securities [Member]
Assets:
Balance, beginning of period	108	117	146
Net gains (losses) included in net income	8	6	(7)
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(110)	(36)	101
Transfers into Level 3	0	31	0
Transfers out of Level 3	0	(10)	(123)
Balance, end of period	6	108	117
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	2	(4)	(17)
Trading Securities [Member] | Collateralized debt obligations [Member]
Assets:
Balance, beginning of period	1,582	1,915	1,133
Net gains (losses) included in net income	(191)	(24)	418
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(649)	(297)	364
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	(12)	0
Balance, end of period	742	1,582	1,915
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	(47)	1	11
Trading Securities [Member] | Corporate debt securities [Member]
Assets:
Balance, beginning of period	97	166	223
Net gains (losses) included in net income	0	1	9
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(45)	(70)	67
Transfers into Level 3	0	0	9
Transfers out of Level 3	0	0	(142)
Balance, end of period	52	97	166
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	(3)	(80)	16
Trading Securities [Member] | Total asset-backed securities [Member]
Assets:
Balance, beginning of period	190	366	497
Net gains (losses) included in net income	48	75	80
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(98)	(122)	(141)
Transfers into Level 3	14	0	1
Transfers out of Level 3	(16)	(129)	(71)
Balance, end of period	138	190	366
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	23	(2)	67
Trading Securities [Member] | Equity Securities [Member]
Assets:
Balance, beginning of period	4	34	36
Net gains (losses) included in net income	0	(3)	1
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(1)	(28)	(5)
Transfers into Level 3	0	1	2
Transfers out of Level 3	0	0	0
Balance, end of period	3	4	34
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	0	72	(2)
Trading assets (excluding derivatives) [Member]
Assets:
Balance, beginning of period	2,149	2,739	2,311
Net gains (losses) included in net income	(171)	37	468
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(913)	(539)	356
Transfers into Level 3	14	83	21
Transfers out of Level 3	(16)	(171)	(417)
Balance, end of period	1,063	2,149	2,739
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	(44)	1	86
Trading assets (excluding derivatives) [Member] | Trading Account Assets Other [Member]
Assets:
Balance, beginning of period	115	136	271
Net gains (losses) included in net income	(39)	(21)	(35)
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	0	2	(19)
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	(2)	(81)
Balance, end of period	76	115	136
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	(19)	14	10
Mortgages held for sale [Member]
Assets:
Balance, beginning of period	3,410	3,305	3,523
Net gains (losses) included in net income	(42)	44	43
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(308)	(104)	(253)
Transfers into Level 3	488	492	380
Transfers out of Level 3	(298)	(327)	(388)
Balance, end of period	3,250	3,410	3,305
Net unrealized gains (losses) included in mortgage banking and other noninterest income in the income statement related to assets held at period end	(30)	43	39
Loans Receivable [Member]
Assets:
Balance, beginning of period	23	309	0
Net gains (losses) included in net income	43	13	55
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	145	(299)	(112)
Transfers into Level 3	5,851	0	1,035
Transfers out of Level 3	(41)	0	(669)
Balance, end of period	6,021	23	309
Net unrealized gains (losses) included in mortgage banking and other noninterest income in the income statement related to assets held at period end	43	0	55
Mortgage servicing rights [Member]
Assets:
Balance, beginning of period	12,603	14,467	16,004
Net gains (losses) included in net income	(5,954)	(5,821)	(5,511)
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	4,889	3,957	4,092
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	(118)
Balance, end of period	11,538	12,603	14,467
Net unrealized gains (losses) included in mortgage banking and other noninterest income in the income statement related to assets held at period end	(2,893)	(3,680)	(2,957)
Derivatives [Member]
Assets and Liabilities:
Balance, beginning of period	(1,588)	(1,192)	(832)
Net gains (losses) included in net income	7,565	3,233	2,759
Net gains (losses) included in other comprehensive income	(1)	0	0
Purchases, sales, issuances and settlements, net	(6,566)	(3,524)	(3,338)
Transfers into Level 3	(8)	(9)	165
Transfers out of Level 3	(51)	(96)	54
Balance, end of period	(649)	(1,588)	(1,192)
Net unrealized gains (losses) included in mortgage banking, trading activities and other noninterest income in the income statement related to assets and liabilities held at period end	657	396	(930)
Derivatives [Member] | Interest Rate Contract [Member]
Assets and Liabilities:
Balance, beginning of period	609	77	(114)
Net gains (losses) included in net income	7,397	4,051	3,514
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(7,349)	(3,414)	(3,482)
Transfers into Level 3	0	(1)	159
Transfers out of Level 3	2	(104)	0
Balance, end of period	659	609	77
Net unrealized gains (losses) included in mortgage banking, trading activities and other noninterest income in the income statement related to assets and liabilities held at period end	562	309	(266)
Derivatives [Member] | Commodity Contract [Member]
Assets and Liabilities:
Balance, beginning of period	0	(1)	0
Net gains (losses) included in net income	78	2	(1)
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(50)	(9)	0
Transfers into Level 3	(8)	(3)	0
Transfers out of Level 3	1	11	0
Balance, end of period	21	0	(1)
Net unrealized gains (losses) included in mortgage banking, trading activities and other noninterest income in the income statement related to assets and liabilities held at period end	40	1	(1)
Derivatives [Member] | Equity Contract [Member]
Assets and Liabilities:
Balance, beginning of period	(75)	(225)	(344)
Net gains (losses) included in net income	(11)	126	(104)
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	18	28	169
Transfers into Level 3	0	(6)	0
Transfers out of Level 3	(54)	2	54
Balance, end of period	(122)	(75)	(225)
Net unrealized gains (losses) included in mortgage banking, trading activities and other noninterest income in the income statement related to assets and liabilities held at period end	(16)	55	(19)
Derivatives [Member] | Foreign Exchange Contract [Member]
Assets and Liabilities:
Balance, beginning of period	(7)	9	(1)
Net gains (losses) included in net income	23	(8)	21
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	5	(6)	(11)
Transfers into Level 3	0	1	0
Transfers out of Level 3	0	(3)	0
Balance, end of period	21	(7)	9
Net unrealized gains (losses) included in mortgage banking, trading activities and other noninterest income in the income statement related to assets and liabilities held at period end	30	(19)	0
Derivatives [Member] | Credit Contract [Member]
Assets and Liabilities:
Balance, beginning of period	(1,998)	(1,017)	(330)
Net gains (losses) included in net income	38	(856)	(675)
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	810	(123)	(18)
Transfers into Level 3	0	0	6
Transfers out of Level 3	0	(2)	0
Balance, end of period	(1,150)	(1,998)	(1,017)
Net unrealized gains (losses) included in mortgage banking, trading activities and other noninterest income in the income statement related to assets and liabilities held at period end	41	50	(644)
Derivatives [Member] | Other Contract [Member]
Assets and Liabilities:
Balance, beginning of period	(117)	(35)	(43)
Net gains (losses) included in net income	40	(82)	4
Net gains (losses) included in other comprehensive income	(1)	0	0
Purchases, sales, issuances and settlements, net	0	0	4
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Balance, end of period	(78)	(117)	(35)
Net unrealized gains (losses) included in mortgage banking, trading activities and other noninterest income in the income statement related to assets and liabilities held at period end	0	0	0
Other Assets [Member]
Assets:
Balance, beginning of period	244	314	1,373
Net gains (losses) included in net income	(21)	12	29
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	(61)	(82)	(103)
Transfers into Level 3	0	0	4
Transfers out of Level 3	0	0	(989)
Balance, end of period	162	244	314
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to assets held at period end	(8)	3	(38)
Short sale liabilities [Member]
Liabilities:
Balance, beginning of period	0
Net gains (losses) included in net income	0
Net gains (losses) included in other comprehensive income	0
Purchases, sales, issuances and settlements, net	0
Transfers into Level 3	0
Transfers out of Level 3	0
Balance, end of period	0
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to liabilities held at period end	0
Short sale liabilities [Member] | Corporate debt securities [Member]
Liabilities:
Balance, beginning of period		0	(26)
Net gains (losses) included in net income		0	(2)
Net gains (losses) included in other comprehensive income		0	0
Purchases, sales, issuances and settlements, net		0	(37)
Transfers into Level 3		0	0
Transfers out of Level 3		0	65
Balance, end of period		0	0
Net unrealized gains (losses) included in trading activities and other noninterest income in the income statement related to liabilities held at period end		0	0
Other Liabilities Excluding Derivatives And Short Sale Liabilities [Member]
Liabilities:
Balance, beginning of period	(44)	(344)	(10)
Net gains (losses) included in net income	(43)	(8)	(55)
Net gains (losses) included in other comprehensive income	0	0	0
Purchases, sales, issuances and settlements, net	38	308	94
Transfers into Level 3	0	0	(1,038)
Transfers out of Level 3	0	0	665
Balance, end of period	(49)	(44)	(344)
Net unrealized gains (losses) included in mortgage banking and other noninterest income in the income statement related to liabilities held at period end	0	0	(58)
Available for sale Securities [Member]
Assets:
Balance, beginning of period	31,856	21,958	22,773
Net gains (losses) included in net income	203	568	346
Net gains (losses) included in other comprehensive income	885	(242)	370
Purchases, sales, issuances and settlements, net	4,267	9,873	2,818
Transfers into Level 3	60	502	2,472
Transfers out of Level 3	(9,832)	(803)	(6,821)
Balance, end of period	27,439	31,856	21,958
Net unrealized gains (losses) included in debt securities available for sale and equity investments in the income statement related to assets held at period end	(64)	(143)	(40)
Available for sale Securities [Member] | Debt Securities [Member]
Assets:
Balance, beginning of period	30,489	19,492	20,380
Net gains (losses) included in net income	110	408	246
Net gains (losses) included in other comprehensive income	931	(236)	396
Purchases, sales, issuances and settlements, net	4,887	11,126	2,833
Transfers into Level 3	60	500	2,378
Transfers out of Level 3	(9,832)	(801)	(6,741)
Balance, end of period	26,645	30,489	19,492
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	(64)	(90)	(40)
Available for sale Securities [Member] | US States and Political Subdivisions [Member]
Assets:
Balance, beginning of period	11,516	4,564	818
Net gains (losses) included in net income	10	10	12
Net gains (losses) included in other comprehensive income	160	52	63
Purchases, sales, issuances and settlements, net	1,347	6,923	3,485
Transfers into Level 3	0	0	192
Transfers out of Level 3	(9,402)	(33)	(6)
Balance, end of period	3,631	11,516	4,564
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	0	9	4
Available for sale Securities [Member] | Mortgage Backed Securities [Member]
Assets:
Balance, beginning of period	293	237	2,883
Net gains (losses) included in net income	(44)	(53)	(21)
Net gains (losses) included in other comprehensive income	73	58	383
Purchases, sales, issuances and settlements, net	20	(4)	(58)
Transfers into Level 3	29	123	501
Transfers out of Level 3	(74)	(68)	(3,451)
Balance, end of period	297	293	237
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	(57)	(64)	(13)
Available for sale Securities [Member] | Residential [Member]
Assets:
Balance, beginning of period	61	20	1,084
Net gains (losses) included in net income	12	(9)	7
Net gains (losses) included in other comprehensive income	16	(1)	(21)
Purchases, sales, issuances and settlements, net	50	(6)	(48)
Transfers into Level 3	29	121	274
Transfers out of Level 3	(74)	(64)	(1,276)
Balance, end of period	94	61	20
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	(1)	(8)	(8)
Available for sale Securities [Member] | Commercial [Member]
Assets:
Balance, beginning of period	232	217	1,799
Net gains (losses) included in net income	(56)	(44)	(28)
Net gains (losses) included in other comprehensive income	57	59	404
Purchases, sales, issuances and settlements, net	(30)	2	(10)
Transfers into Level 3	0	2	227
Transfers out of Level 3	0	(4)	(2,175)
Balance, end of period	203	232	217
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	(56)	(56)	(5)
Available for sale Securities [Member] | Collateralized debt obligations [Member]
Assets:
Balance, beginning of period	8,599	4,778	3,725
Net gains (losses) included in net income	135	290	210
Net gains (losses) included in other comprehensive income	514	(202)	96
Purchases, sales, issuances and settlements, net	3,940	3,725	959
Transfers into Level 3	0	8	0
Transfers out of Level 3	0	0	(212)
Balance, end of period	13,188	8,599	4,778
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	0	0	(14)
Available for sale Securities [Member] | Corporate debt securities [Member]
Assets:
Balance, beginning of period	295	433	367
Net gains (losses) included in net income	20	150	7
Net gains (losses) included in other comprehensive income	19	(112)	68
Purchases, sales, issuances and settlements, net	(20)	(185)	(113)
Transfers into Level 3	1	41	259
Transfers out of Level 3	(41)	(32)	(155)
Balance, end of period	274	295	433
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	0	(3)	0
Available for sale Securities [Member] | Total asset-backed securities [Member]
Assets:
Balance, beginning of period	9,786	9,395	12,510
Net gains (losses) included in net income	(11)	11	53
Net gains (losses) included in other comprehensive income	165	(32)	(225)
Purchases, sales, issuances and settlements, net	(400)	752	(1,452)
Transfers into Level 3	30	328	1,426
Transfers out of Level 3	(315)	(668)	(2,917)
Balance, end of period	9,255	9,786	9,395
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	(7)	(32)	(17)
Available for sale Securities [Member] | Auto loans and leases [Member]
Assets:
Balance, beginning of period	6,641	6,133	8,525
Net gains (losses) included in net income	3	4	1
Net gains (losses) included in other comprehensive income	3	(27)	(246)
Purchases, sales, issuances and settlements, net	(726)	531	(2,403)
Transfers into Level 3	0	0	256
Transfers out of Level 3	0	0	0
Balance, end of period	5,921	6,641	6,133
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	0	0	0
Available for sale Securities [Member] | Home Equity Loans [Member]
Assets:
Balance, beginning of period	282	112	1,677
Net gains (losses) included in net income	15	(3)	1
Net gains (losses) included in other comprehensive income	14	(18)	40
Purchases, sales, issuances and settlements, net	(3)	40	48
Transfers into Level 3	29	221	113
Transfers out of Level 3	(286)	(70)	(1,767)
Balance, end of period	51	282	112
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	(1)	(25)	(5)
Available for sale Securities [Member] | Other asset-backed securities [Member]
Assets:
Balance, beginning of period	2,863	3,150	2,308
Net gains (losses) included in net income	(29)	10	51
Net gains (losses) included in other comprehensive income	148	13	(19)
Purchases, sales, issuances and settlements, net	329	181	903
Transfers into Level 3	1	107	1,057
Transfers out of Level 3	(29)	(598)	(1,150)
Balance, end of period	3,283	2,863	3,150
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end	(6)	(7)	(12)
Available for sale Securities [Member] | Other Debt Securities, Excluding Asset Backed Securities [Member]
Assets:
Balance, beginning of period		85	77
Net gains (losses) included in net income		0	(15)
Net gains (losses) included in other comprehensive income		0	11
Purchases, sales, issuances and settlements, net		(85)	12
Transfers into Level 3		0	0
Transfers out of Level 3		0	0
Balance, end of period		0	85
Net unrealized gains (losses) included in debt securities available for sale in the income statement related to assets held at period end		0	0
Available for sale Securities [Member] | Equity Securities [Member]
Assets:
Balance, beginning of period	1,367	2,466	2,393
Net gains (losses) included in net income	93	160	100
Net gains (losses) included in other comprehensive income	(46)	(6)	(26)
Purchases, sales, issuances and settlements, net	(620)	(1,253)	(15)
Transfers into Level 3	0	2	94
Transfers out of Level 3	0	(2)	(80)
Balance, end of period	794	1,367	2,466
Net unrealized gains (losses) included in equity investments in the income statement related to assets held at period end	0	(53)	0
Available for sale Securities [Member] | Perpetual preferred securities [Member]
Assets:
Balance, beginning of period	1,344	2,434	2,305
Net gains (losses) included in net income	91	160	100
Net gains (losses) included in other comprehensive income	(30)	(7)	(31)
Purchases, sales, issuances and settlements, net	(611)	(1,243)	6
Transfers into Level 3	0	2	80
Transfers out of Level 3	0	(2)	(26)
Balance, end of period	794	1,344	2,434
Net unrealized gains (losses) included in equity investments in the income statement related to assets held at period end	0	(53)	0
Available for sale Securities [Member] | Other equity securities [Member]
Assets:
Balance, beginning of period	23	32	88
Net gains (losses) included in net income	2	0	0
Net gains (losses) included in other comprehensive income	(16)	1	5
Purchases, sales, issuances and settlements, net	(9)	(10)	(21)
Transfers into Level 3	0	0	14
Transfers out of Level 3	0	0	(54)
Balance, end of period	0	23	32
Net unrealized gains (losses) included in equity investments in the income statement related to assets held at period end	$ 0	$ 0	$ 0

Fair Value, Assets and Liabilities Measured on Recurring Basis Level 3 Reconciliation Breakout (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Trading Securities [Member]
Assets:
Purchases	$ 1,272	$ 2,728
Sales	(2,140)	(3,056)
Issuances	0	0
Settlements	(45)	(213)
Purchases, sales, issuances and settlements, net	(913)	(541)	375
Trading Securities [Member] | US States and Political Subdivisions [Member]
Assets:
Purchases	85	313
Sales	(95)	(199)
Issuances	0	0
Settlements	0	(102)
Purchases, sales, issuances and settlements, net	(10)	12	(11)
Trading Securities [Member] | Mortgage Backed Securities [Member]
Assets:
Purchases	49	759
Sales	(159)	(790)
Issuances	0	0
Settlements	0	(5)
Purchases, sales, issuances and settlements, net	(110)	(36)	101
Trading Securities [Member] | Collateralized debt obligations [Member]
Assets:
Purchases	829	1,054
Sales	(1,478)	(1,310)
Issuances	0	0
Settlements	0	(41)
Purchases, sales, issuances and settlements, net	(649)	(297)	364
Trading Securities [Member] | Corporate debt securities [Member]
Assets:
Purchases	192	80
Sales	(237)	(150)
Issuances	0	0
Settlements	0	0
Purchases, sales, issuances and settlements, net	(45)	(70)	67
Trading Securities [Member] | Total asset-backed securities [Member]
Assets:
Purchases	116	516
Sales	(169)	(585)
Issuances	0	0
Settlements	(45)	(53)
Purchases, sales, issuances and settlements, net	(98)	(122)	(141)
Trading Securities [Member] | Equity Securities [Member]
Assets:
Purchases	1	6
Sales	(2)	(22)
Issuances	0	0
Settlements	0	(12)
Purchases, sales, issuances and settlements, net	(1)	(28)	(5)
Trading assets (excluding derivatives) [Member]
Assets:
Purchases	1,272	2,728
Sales	(2,140)	(3,056)
Issuances	0	2
Settlements	(45)	(213)
Purchases, sales, issuances and settlements, net	(913)	(539)	356
Trading assets (excluding derivatives) [Member] | Trading Account Assets Other [Member]
Assets:
Purchases	0	0
Sales	0	0
Issuances	0	2
Settlements	0	0
Purchases, sales, issuances and settlements, net	0	2	(19)
Mortgages held for sale [Member]
Assets:
Purchases	441	576
Sales	0	(21)
Issuances	0	0
Settlements	(749)	(659)
Purchases, sales, issuances and settlements, net	(308)	(104)	(253)
Loans Receivable [Member]
Assets:
Purchases	2	23
Sales	0	(309)
Issuances	257	0
Settlements	(114)	(13)
Purchases, sales, issuances and settlements, net	145	(299)	(112)
Mortgage servicing rights [Member]
Assets:
Purchases	0	0
Sales	(293)	0
Issuances	5,182	4,011
Settlements	0	(54)
Purchases, sales, issuances and settlements, net	4,889	3,957	4,092
Derivatives [Member]
Assets and Liabilities:
Purchases	393	146
Sales	(377)	(280)
Issuances	1	0
Settlements	(6,583)	(3,390)
Purchases, sales, issuances and settlements, net	(6,566)	(3,524)	(3,338)
Derivatives [Member] | Interest Rate Contract [Member]
Assets and Liabilities:
Purchases	11	6
Sales	0	(1)
Issuances	0	0
Settlements	(7,360)	(3,419)
Purchases, sales, issuances and settlements, net	(7,349)	(3,414)	(3,482)
Derivatives [Member] | Commodity Contract [Member]
Assets and Liabilities:
Purchases	0	7
Sales	(2)	(17)
Issuances	0	0
Settlements	(48)	1
Purchases, sales, issuances and settlements, net	(50)	(9)	0
Derivatives [Member] | Equity Contract [Member]
Assets and Liabilities:
Purchases	386	123
Sales	(375)	(255)
Issuances	1	0
Settlements	6	160
Purchases, sales, issuances and settlements, net	18	28	169
Derivatives [Member] | Foreign Exchange Contract [Member]
Assets and Liabilities:
Purchases	2	4
Sales	(3)	(4)
Issuances	0	0
Settlements	6	(6)
Purchases, sales, issuances and settlements, net	5	(6)	(11)
Derivatives [Member] | Credit Contract [Member]
Assets and Liabilities:
Purchases	(6)	6
Sales	3	(3)
Issuances	0	0
Settlements	813	(126)
Purchases, sales, issuances and settlements, net	810	(123)	(18)
Derivatives [Member] | Other Contract [Member]
Assets and Liabilities:
Purchases	0	0
Sales	0	0
Issuances	0	0
Settlements	0	0
Purchases, sales, issuances and settlements, net	0	0	4
Other Assets [Member]
Assets:
Purchases	19	10
Sales	(8)	(1)
Issuances	0	0
Settlements	(72)	(91)
Purchases, sales, issuances and settlements, net	(61)	(82)	(103)
Short sale liabilities [Member]
Liabilities:
Purchases	9
Sales	(9)
Issuances	0
Settlements	0
Purchases, sales, issuances and settlements, net	0
Short sale liabilities [Member] | Corporate debt securities [Member]
Liabilities:
Purchases		(125)
Sales		124
Issuances		0
Settlements		1
Purchases, sales, issuances and settlements, net		0	(37)
Other Liabilities Excluding Derivatives And Short Sale Liabilities [Member]
Liabilities:
Purchases	(3)	(10)
Sales	11	1
Issuances	(216)	0
Settlements	246	317
Purchases, sales, issuances and settlements, net	38	308	94
Available for sale Securities [Member]
Assets:
Purchases	12,684	16,597
Sales	(462)	(814)
Issuances	3,078	6,452
Settlements	(11,033)	(12,362)
Purchases, sales, issuances and settlements, net	4,267	9,873	2,818
Available for sale Securities [Member] | Debt Securities [Member]
Assets:
Purchases	12,684	16,593
Sales	(454)	(789)
Issuances	3,078	6,452
Settlements	(10,421)	(11,130)
Purchases, sales, issuances and settlements, net	4,887	11,126	2,833
Available for sale Securities [Member] | US States and Political Subdivisions [Member]
Assets:
Purchases	1,847	4,280
Sales	(37)	(4)
Issuances	1,011	4,723
Settlements	(1,474)	(2,076)
Purchases, sales, issuances and settlements, net	1,347	6,923	3,485
Available for sale Securities [Member] | Mortgage Backed Securities [Member]
Assets:
Purchases	125	24
Sales	(34)	0
Issuances	0	0
Settlements	(71)	(28)
Purchases, sales, issuances and settlements, net	20	(4)	(58)
Available for sale Securities [Member] | Residential [Member]
Assets:
Purchases	86	3
Sales	(34)	0
Issuances	0	0
Settlements	(2)	(9)
Purchases, sales, issuances and settlements, net	50	(6)	(48)
Available for sale Securities [Member] | Commercial [Member]
Assets:
Purchases	39	21
Sales	0	0
Issuances	0	0
Settlements	(69)	(19)
Purchases, sales, issuances and settlements, net	(30)	2	(10)
Available for sale Securities [Member] | Collateralized debt obligations [Member]
Assets:
Purchases	5,608	4,805
Sales	(185)	(36)
Issuances	0	0
Settlements	(1,483)	(1,044)
Purchases, sales, issuances and settlements, net	3,940	3,725	959
Available for sale Securities [Member] | Corporate debt securities [Member]
Assets:
Purchases	26	94
Sales	(37)	(208)
Issuances	0	1
Settlements	(9)	(72)
Purchases, sales, issuances and settlements, net	(20)	(185)	(113)
Available for sale Securities [Member] | Total asset-backed securities [Member]
Assets:
Purchases	5,078	7,390
Sales	(161)	(456)
Issuances	2,067	1,728
Settlements	(7,384)	(7,910)
Purchases, sales, issuances and settlements, net	(400)	752	(1,452)
Available for sale Securities [Member] | Auto loans and leases [Member]
Assets:
Purchases	3,004	5,918
Sales	0	0
Issuances	666	333
Settlements	(4,396)	(5,720)
Purchases, sales, issuances and settlements, net	(726)	531	(2,403)
Available for sale Securities [Member] | Home Equity Loans [Member]
Assets:
Purchases	0	44
Sales	(2)	0
Issuances	0	0
Settlements	(1)	(4)
Purchases, sales, issuances and settlements, net	(3)	40	48
Available for sale Securities [Member] | Other asset-backed securities [Member]
Assets:
Purchases	2,074	1,428
Sales	(159)	(456)
Issuances	1,401	1,395
Settlements	(2,987)	(2,186)
Purchases, sales, issuances and settlements, net	329	181	903
Available for sale Securities [Member] | Other Debt Securities, Excluding Asset Backed Securities [Member]
Assets:
Purchases		0
Sales		(85)
Issuances		0
Settlements		0
Purchases, sales, issuances and settlements, net		(85)	12
Available for sale Securities [Member] | Equity Securities [Member]
Assets:
Purchases	0	4
Sales	(8)	(25)
Issuances	0	0
Settlements	(612)	(1,232)
Purchases, sales, issuances and settlements, net	(620)	(1,253)	(15)
Available for sale Securities [Member] | Perpetual preferred securities [Member]
Assets:
Purchases	0	1
Sales	0	(13)
Issuances	0	0
Settlements	(611)	(1,231)
Purchases, sales, issuances and settlements, net	(611)	(1,243)	6
Available for sale Securities [Member] | Other equity securities [Member]
Assets:
Purchases	0	3
Sales	(8)	(12)
Issuances	0	0
Settlements	(1)	(1)
Purchases, sales, issuances and settlements, net	$ (9)	$ (10)	$ (21)

Fair Value, Assets and Liabilities Measured on a Recurring Basis Level 3 Valuation Techniques and Significant Unobservable Inputs (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Interest Rate Contract [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Interest Rate Contract [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Interest Rate Contract [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Derivative Loan Commitments [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Derivative Loan Commitments [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Derivative Loan Commitments [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Equity Contract [Member] Minimum [Member] Option model [Member]	Dec. 31, 2012 Equity Contract [Member] Maximum [Member] Option model [Member]	Dec. 31, 2012 Equity Contract [Member] Weighted Average [Member] Option model [Member]	Dec. 31, 2012 Credit Contract [Member] Minimum [Member] Market comparable pricing [Member]	Dec. 31, 2012 Credit Contract [Member] Minimum [Member] Option model [Member]	Dec. 31, 2012 Credit Contract [Member] Maximum [Member] Market comparable pricing [Member]	Dec. 31, 2012 Credit Contract [Member] Maximum [Member] Option model [Member]	Dec. 31, 2012 Credit Contract [Member] Weighted Average [Member] Market comparable pricing [Member]	Dec. 31, 2012 Credit Contract [Member] Weighted Average [Member] Option model [Member]	Dec. 31, 2012 Government, healthcare and other revenue bonds [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Government, healthcare and other revenue bonds [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Government, healthcare and other revenue bonds [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Auction Rate Securities [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Auction Rate Securities [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Auction Rate Securities [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Collateralized debt obligations [Member] Minimum [Member] Market comparable pricing [Member]	Dec. 31, 2012 Collateralized debt obligations [Member] Maximum [Member] Market comparable pricing [Member]	Dec. 31, 2012 Collateralized debt obligations [Member] Weighted Average [Member] Market comparable pricing [Member]	Dec. 31, 2012 Auto loans and leases [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Auto loans and leases [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Auto loans and leases [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Dealer Floorplan [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Dealer Floorplan [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Dealer Floorplan [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Diversified Payment Rights [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Diversified Payment Rights [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Diversified Payment Rights [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Other Commercial and Consumer [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Other Commercial and Consumer [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Other Commercial and Consumer [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Perpetual preferred securities [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Perpetual preferred securities [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Perpetual preferred securities [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Mortgages held for sale [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Mortgages held for sale [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Mortgages held for sale [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Loans Receivable [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Loans Receivable [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Loans Receivable [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Residential Mortgage Servicing [Member] Minimum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Residential Mortgage Servicing [Member] Maximum [Member] Discounted cash flow [Member]	Dec. 31, 2012 Residential Mortgage Servicing [Member] Weighted Average [Member] Discounted cash flow [Member]	Dec. 31, 2012 Recurring [Member]	Dec. 31, 2011 Recurring [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member]	Dec. 31, 2011 Level 3 [Member] Recurring [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Interest Rate Contract [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Derivative Loan Commitments [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Equity Contract [Member] Option model [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Credit Contract [Member] Market comparable pricing [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Credit Contract [Member] Option model [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Government, healthcare and other revenue bonds [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Auction Rate Securities [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Collateralized debt obligations [Member] Market comparable pricing [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Collateralized debt obligations [Member] Vendor priced [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Auto loans and leases [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Dealer Floorplan [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Diversified Payment Rights [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Other Commercial and Consumer [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Other Commercial and Consumer [Member] Vendor priced [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Perpetual preferred securities [Member] Discounted cash flow [Member]	Dec. 31, 2012 Level 3 [Member] Recurring [Member] Residential Mortgage Servicing [Member] Discounted cash flow [Member]
Fair Value Inputs, Assets and Liabilities, Quantitative Information [Line Items]
Trading and available for sale securities																																																													$ 3,081,000,000	$ 596,000,000	$ 1,423,000,000	$ 12,507,000,000	$ 5,921,000,000	$ 1,030,000,000	$ 639,000,000	$ 1,665,000,000	$ 87,000,000	$ 794,000,000
Mortgages held for sale, carried at fair value	42,305,000,000	44,791,000,000																																																	42,305,000,000	44,791,000,000	3,250,000,000	3,410,000,000	3,250,000,000
Loans	6,206,000,000	5,916,000,000																																																	6,206,000,000	5,916,000,000	6,021,000,000	23,000,000	6,021,000,000
MSRs (carried at fair value)	11,538,000,000	12,603,000,000																																																	11,538,000,000	12,603,000,000	11,538,000,000	12,603,000,000																	11,538,000,000
Net derivative assets and liabilities																																																								162,000,000	497,000,000	(122,000,000)	(1,157,000,000)	8,000,000
Total insignificant level 3 assets, net of liabilities																																																					835,000,000
Total level 3 assets, net of liabilities																																																					48,775,000,000
Fair Value Inputs [Abstract]
Discount rate																		0.50%	4.80%	1.80%	2.00%	12.90%	4.40%				0.60%	1.60%	1.00%	0.50%	2.20%	1.90%	1.00%	2.90%	1.80%	0.60%	6.80%	2.70%	4.30%	9.30%	6.30%	3.40%	7.50%	5.40%	2.40%	2.80%	2.60%	6.70%	10.90%	7.40%
Prepayment rate			7.40%	15.60%	14.90%																						0.60%	0.90%	0.70%													1.00%	11.00%	6.20%	1.60%	44.40%	11.60%	7.30%	23.70%	15.70%
Loss severity			45.80%	83.20%	51.60%								16.50%		87.50%		52.30%										50.00%	66.60%	51.80%													1.30%	35.30%	26.40%
Comparability adjustment												(34.40%)		30.50%		0.10%								(22.50%)	24.70%	3.50%
Default rate			0.00%	20.00%	5.40%																						2.10%	9.70%	3.20%													0.60%	14.80%	5.50%
Volatility factor									3.00%	68.90%	26.50%
Weighted average life																					3 years	7 years 6 months 7 days	3 years 4 months 28 days													1 year	7 years 6 months 7 days	2 years 10 months 26 days	1 year	7 years	5 years 3 months 22 days
Cost to service per loan																																																$ 90	$ 854	$ 219
Fall-out factor						1.00%	99.00%	22.90%
Initial-value servicing (in bps)						(13.7)	137.2	85.6
Correlation factor									(43.60%)	94.50%	50.30%
Credit spread													0.10%		14.00%		2.00%
Utilization rate																																													0.00%	2.00%	0.80%

Fair Value, Assets Recorded at Fair Value on Nonrecurring Basis (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Mortgages held for sale	$ 42,305	$ 44,791
Loans held for sale	6	1,176
Loans	6,206	5,916
MSRs (carried at fair value)	11,538	12,603
Nonrecurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Mortgages held for sale	2,554	2,185
Loans held for sale	4	86
Loans	7,400	5,681
MSRs (carried at fair value)	0	293
Other assets	1,133	604
Nonrecurring [Member] | Commercial Portfolio Segment [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Loans	1,507	1,514
Nonrecurring [Member] | Consumer Portfolio Segment [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Loans	5,893	4,167
Level 1 [Member] | Nonrecurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Mortgages held for sale	0	0
Loans held for sale	0	0
Loans	0	0
MSRs (carried at fair value)	0	0
Other assets	0	0
Level 1 [Member] | Nonrecurring [Member] | Commercial Portfolio Segment [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Loans	0	0
Level 1 [Member] | Nonrecurring [Member] | Consumer Portfolio Segment [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Loans	0	0
Level 2 [Member] | Nonrecurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Mortgages held for sale	1,509	1,019
Loans held for sale	4	86
Loans	7,396	5,664
MSRs (carried at fair value)	0	0
Other assets	989	537
Level 2 [Member] | Nonrecurring [Member] | Commercial Portfolio Segment [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Loans	1,507	1,501
Level 2 [Member] | Nonrecurring [Member] | Consumer Portfolio Segment [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Loans	5,889	4,163
Level 3 [Member] | Nonrecurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Mortgages held for sale	1,045	1,166
Loans held for sale	0	0
Loans	4	17
MSRs (carried at fair value)	0	293
Other assets	144	67
Level 3 [Member] | Nonrecurring [Member] | Commercial Portfolio Segment [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Loans	0	13
Level 3 [Member] | Nonrecurring [Member] | Consumer Portfolio Segment [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Loans	$ 4	$ 4

Fair Value, Changes in Fair Value of Assets Recorded at Fair Value on Nonrecurring Basis (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Fair Value Assets Measured On Nonrecurring Basis Increase Decrease [Line Items]
Mortgages held for sale	$ 37	$ 29
Loans held for sale	1	22
Loans	(5,784)	(5,948)
Mortgage servicing rights (amortized)	0	(34)
Other Assets	(316)	(256)
Total	(6,062)	(6,187)
Commercial Portfolio Segment [Member]
Fair Value Assets Measured On Nonrecurring Basis Increase Decrease [Line Items]
Loans	(795)	(1,043)
Consumer Portfolio Segment [Member]
Fair Value Assets Measured On Nonrecurring Basis Increase Decrease [Line Items]
Loans	$ (4,989)	$ (4,905)

Fair Value, Assets Recorded at Fair Value on a Nonrecurring Basis Level 3 Valuation Techniques and Significant Unobservable Inputs (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Minimum [Member] Mortgages held for sale [Member] Discounted cash flow [Member]	Dec. 31, 2012 Minimum [Member] Residential Portfolio Segment [Member] Mortgages held for sale [Member] Discounted cash flow [Member]	Dec. 31, 2012 Maximum [Member] Mortgages held for sale [Member] Discounted cash flow [Member]	Dec. 31, 2012 Maximum [Member] Residential Portfolio Segment [Member] Mortgages held for sale [Member] Discounted cash flow [Member]	Dec. 31, 2012 Weighted Average [Member] Mortgages held for sale [Member] Discounted cash flow [Member]	Dec. 31, 2012 Weighted Average [Member] Residential Portfolio Segment [Member] Mortgages held for sale [Member] Discounted cash flow [Member]	Dec. 31, 2012 Nonrecurring [Member]	Dec. 31, 2011 Nonrecurring [Member]	Dec. 31, 2012 Level 3 [Member] Nonrecurring [Member]	Dec. 31, 2011 Level 3 [Member] Nonrecurring [Member]	Dec. 31, 2012 Level 3 [Member] Nonrecurring [Member] Residential Portfolio Segment [Member] Discounted cash flow [Member]
Fair Value Inputs, Assets and Liabilities, Quantitative Information [Line Items]
Mortgages held for sale	$ 42,305	$ 44,791							$ 2,554	$ 2,185	$ 1,045	$ 1,166	$ 1,045
Total insignificant level 3 assets											148
Total											$ 1,193
Fair Value Inputs [Abstract]
Discount rate			3.40%	4.10%	7.50%	11.90%	5.40%	10.90%
Loss severity			1.30%	2.00%	35.30%	45.00%	26.40%	6.00%
Default rate			0.60%	2.90%	14.80%	21.20%	5.50%	7.90%
Prepayment rate			1.00%	1.00%	11.00%	100.00%	6.20%	66.70%

Fair Value, Investments in Entities That Calculate Net Asset Value Per Share (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Fair value	$ 1,271	$ 1,434
Unfunded commitments	216	268
Offshore Funds [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Fair value	379	352
Unfunded commitments	0	0
Redemption frequency	Daily - Annually	Daily - Annually
Redemption notice period	1 - 180 days	1 - 180 days
Funds of funds [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Fair value	1	1
Unfunded commitments	0	0
Redemption frequency	Quarterly	Quarterly
Redemption notice period	90 days	90 days
Hedge Funds [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Fair value	2	22
Unfunded commitments	0	0
Redemption frequency	Daily - Annually	Daily - Annually
Redemption notice period	5 - 95 days	5 - 95 days
Private Equity Funds [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Fair value	807	976
Unfunded commitments	195	240
Redemption frequency	N/A	N/A
Redemption notice period	N/A	N/A
Venture Capital Funds [Member]
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Fair value	82	83
Unfunded commitments	$ 21	$ 28
Redemption frequency	N/A	N/A
Redemption notice period	N/A	N/A

Fair Value, Option, Carrying Amount (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Option, Quantitative Disclosures [Line Items]
Mortgages held for sale	$ 42,305	$ 44,791
Loans held for sale	6	1,176
Loans	6,206	5,916
Long-term debt	(1)	0
Mortgages held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Mortgages held for sale	42,305	44,791
Mortgages held for sale, Unpaid principal	41,183	43,687
Loans, Loans held for sale and Mortgages held for sale, aggregate difference	1,122	1,104
Nonaccrual loans	309	265
Nonaccrual loans, Unpaid principal	655	584
Nonaccrual loans, Aggregate difference	(346)	(319)
Loans 90 days or more past due and still accruing	49	44
Loans 90 days or more past due and still accruing, Unpaid principal	64	56
Loans 90 days or more past due and still accruing, Aggregate difference	(15)	(12)
Loans held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Loans held for sale	6	1,176
Loans, Unpaid principal	10	1,216
Loans, Loans held for sale and Mortgages held for sale, aggregate difference	(4)	(40)
Nonaccrual loans	2	25
Nonaccrual loans, Unpaid principal	6	39
Nonaccrual loans, Aggregate difference	(4)	(14)
Loans Receivable [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Loans	6,206	5,916
Loans, Unpaid principal	5,669	5,441
Loans, Loans held for sale and Mortgages held for sale, aggregate difference	537	475
Nonaccrual loans	89	32
Nonaccrual loans, Unpaid principal	89	32
Nonaccrual loans, Aggregate difference	0	0
Long-term debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Long-term debt	(1)	0
Long-term debt, Unpaid principal	(1,157)	0
Long-term debt, Aggregate differences	$ 1,156	$ 0

Fair Value, Option, Gains and Losses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Mortgage banking noninterest income [Member] | Mortgages held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	$ 8,240	$ 6,084	$ 6,512
Mortgage banking noninterest income [Member] | Loans held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	0	0	0
Mortgage banking noninterest income [Member] | Loans Receivable [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	0	13	55
Mortgage banking noninterest income [Member] | Long-term debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	0	(11)	(48)
Mortgage banking noninterest income [Member] | Other interests held [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	0	0	0
Other noninterest income [Member] | Mortgages held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	1	0	0
Other noninterest income [Member] | Loans held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	21	32	24
Other noninterest income [Member] | Loans Receivable [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	63	80	0
Other noninterest income [Member] | Long-term debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	(27)	0	0
Other noninterest income [Member] | Other interests held [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	34	0	0
Net gains (losses) from trading activities [Member] | Mortgages held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	0	0	0
Net gains (losses) from trading activities [Member] | Loans held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	0	0	0
Net gains (losses) from trading activities [Member] | Loans Receivable [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	0	0	0
Net gains (losses) from trading activities [Member] | Long-term debt [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	0	0	0
Net gains (losses) from trading activities [Member] | Other interests held [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gains (Losses) on changes in fair value	$ (42)	$ (25)	$ (13)

Fair Value, Option, Instrument Specific Credit Risk (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Credit Risk, Gains (Losses) on Assets	$ (103)	$ (112)	$ (4)
Mortgages held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Credit Risk, Gains (Losses) on Assets	(124)	(144)	(28)
Loans held for sale [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Fair Value, Option, Credit Risk, Gains (Losses) on Assets	$ 21	$ 32	$ 24

Fair Value, Estimates for Financial Instruments Not Carried at Fair Value (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financial assets:
Cash and due from banks	$ 21,860,000,000	$ 19,440,000,000	$ 16,044,000,000	$ 27,080,000,000
Federal funds sold, securities purchased under resale agreements and other short-term investments	137,313,000,000	44,367,000,000
Mortgages held for sale	47,149,000,000	48,357,000,000
Loans held for sale	110,000,000	1,338,000,000
Loans	799,574,000,000	769,631,000,000	757,267,000,000	782,770,000,000	864,830,000,000
Nonmarketable equity investments (cost method)	6,799,000,000	8,061,000,000
Financial liabilities:
Deposits	1,002,835,000,000	920,070,000,000
Short-term borrowings	57,175,000,000	49,091,000,000	55,401,000,000
Long-term debt	127,379,000,000	125,354,000,000
Carrying amount [Member]
Financial assets:
Cash and due from banks	21,860,000,000	19,440,000,000
Federal funds sold, securities purchased under resale agreements and other short-term investments	137,313,000,000	44,367,000,000
Mortgages held for sale	4,844,000,000	3,566,000,000
Loans held for sale	104,000,000	162,000,000
Loans	763,968,000,000	731,308,000,000
Nonmarketable equity investments (cost method)	6,799,000,000	8,061,000,000
Financial liabilities:
Deposits	1,002,835,000,000	920,070,000,000
Short-term borrowings	57,175,000,000	49,091,000,000
Long-term debt	127,366,000,000	125,238,000,000
Estimated fair value [Member]
Financial assets:
Cash and due from banks	21,860,000,000	19,440,000,000
Federal funds sold, securities purchased under resale agreements and other short-term investments	137,313,000,000	44,367,000,000
Mortgages held for sale	4,853,000,000	3,566,000,000
Loans held for sale	112,000,000	176,000,000
Loans	772,351,000,000	723,867,000,000
Nonmarketable equity investments (cost method)	8,231,000,000	8,490,000,000
Financial liabilities:
Deposits	1,003,942,000,000	921,803,000,000
Short-term borrowings	57,175,000,000	49,091,000,000
Long-term debt	130,283,000,000	126,484,000,000
Estimated fair value [Member] | Level 1 [Member]
Financial assets:
Cash and due from banks	21,860,000,000
Federal funds sold, securities purchased under resale agreements and other short-term investments	5,046,000,000
Mortgages held for sale	0
Loans held for sale	0
Loans	0
Nonmarketable equity investments (cost method)	0
Financial liabilities:
Deposits	0
Short-term borrowings	0
Long-term debt	0
Estimated fair value [Member] | Level 2 [Member]
Financial assets:
Cash and due from banks	0
Federal funds sold, securities purchased under resale agreements and other short-term investments	132,267,000,000
Mortgages held for sale	3,808,000,000
Loans held for sale	83,000,000
Loans	56,237,000,000
Nonmarketable equity investments (cost method)	2,000,000
Financial liabilities:
Deposits	946,922,000,000
Short-term borrowings	57,175,000,000
Long-term debt	119,220,000,000
Estimated fair value [Member] | Level 3 [Member]
Financial assets:
Cash and due from banks	0
Federal funds sold, securities purchased under resale agreements and other short-term investments	0
Mortgages held for sale	1,045,000,000
Loans held for sale	29,000,000
Loans	716,114,000,000
Nonmarketable equity investments (cost method)	8,229,000,000
Financial liabilities:
Deposits	57,020,000,000
Short-term borrowings	0
Long-term debt	$ 11,063,000,000

Preferred Stock Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Preferred Stock (Textual) [Abstract]
Par value	$ 14,282,000,000	$ 12,830,000,000
Shares issued and outstanding	10,558,865	10,450,690
Voting Rights	If issued, preference shares would be limited to one vote per share
Additional paid-in capital included related to preferred stock	75,000,000	67,000,000
Preferred Stock, No Voting Rights [Member]
Preferred Stock (Textual) [Abstract]
Preferred Stock, Shares Authorized	20,000,000
Par value	0
Preferred Stock, Voting Rights [Member]
Preferred Stock (Textual) [Abstract]
Preferred Stock, Shares Authorized	4,000,000
Par value	0
Shares issued and outstanding	0
Employee Stock Ownership Plan Preferred Stock [Member]
Preferred Stock (Textual) [Abstract]
Redemption terms	We have the option to redeem the ESOP Preferred Stock at any time, in whole or in part, at a redemption price per share equal to the higher of (a) $1,000 per share plus accrued and unpaid dividends or (b) the fair market value
Series N - 5.20% Non-Cumulative Perpetual Class A Preferred Stock [Member]
Preferred Stock (Textual) [Abstract]
Par value	750,000,000	0
Shares issued and outstanding	30,000	0
Depositary shares issued and outstanding	30,000,000
Percentage Interest in a share of issued preferred stock	0.10%
Series O - 5.125% Non-Cumulative Perpetual Class A Preferred Stock [Member]
Preferred Stock (Textual) [Abstract]
Par value	650,000,000	0
Shares issued and outstanding	26,000	0
Depositary shares issued and outstanding	26,000,000
Percentage Interest in a share of issued preferred stock	0.10%
Series G - 7.25% Class A Preferred Stock [Member]
Preferred Stock (Textual) [Abstract]
Preferred stock, commitment to issue	0
Series H - Floating Class A Preferred Stock [Member]
Preferred Stock (Textual) [Abstract]
Preferred stock, commitment to issue	$ 0

Preferred Stock (Details) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Detail of Preferred Stock [Abstract]
Preferred Stock Shares Authorized And Designated	10,104,610	10,047,010
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Shares issued and outstanding	10,558,865	10,450,690
Par value	$ 14,282	$ 12,830
Carrying value	12,883	11,431
Discount	1,399	1,399
ESOP Shares issued and outstanding	910,934	858,759
ESOP Par value	911	859
ESOP Carrying value	911	859
ESOP Discount	0	0
Series G - 7.25% Class A Preferred Stock [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 15,000	$ 15,000
Preferred Stock Shares Authorized And Designated	50,000	50,000
Series H - Floating Class A Preferred Stock [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 20,000	$ 20,000
Preferred Stock Shares Authorized And Designated	50,000	50,000
Series I - Floating Class A Preferred Stock [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 100,000	$ 100,000
Preferred Stock Shares Authorized And Designated	25,010	25,010
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Shares issued and outstanding	25,010	25,010
Par value	2,501	2,501
Carrying value	2,501	2,501
Discount	0	0
Series J - 8.00% Non-Cumulative Perpetual Class A Preferred Stock [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 1,000	$ 1,000
Preferred Stock Shares Authorized And Designated	2,300,000	2,300,000
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Shares issued and outstanding	2,150,375	2,150,375
Par value	2,150	2,150
Carrying value	1,995	1,995
Discount	155	155
Series K - 7.98% Fixed-to-Floating Non-Cumulative Perpetual Class A Preferred Stock [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 1,000	$ 1,000
Preferred Stock Shares Authorized And Designated	3,500,000	3,500,000
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Shares issued and outstanding	3,352,000	3,352,000
Par value	3,352	3,352
Carrying value	2,876	2,876
Discount	476	476
Series L - 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 1,000	$ 1,000
Preferred Stock Shares Authorized And Designated	4,025,000	4,025,000
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Shares issued and outstanding	3,968,000	3,968,000
Par value	3,968	3,968
Carrying value	3,200	3,200
Discount	768	768
Series N - 5.20% Non-Cumulative Perpetual Class A Preferred Stock [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 25,000	$ 0
Preferred Stock Shares Authorized And Designated	30,000	0
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Shares issued and outstanding	30,000	0
Par value	750	0
Carrying value	750	0
Discount	0	0
Series O - 5.125% Non-Cumulative Perpetual Class A Preferred Stock [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 25,000	$ 0
Preferred Stock Shares Authorized And Designated	27,600	0
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Shares issued and outstanding	26,000	0
Par value	650	0
Carrying value	650	0
Discount	0	0
Dividend Equalization Preferred [Member]
Detail of Preferred Stock [Abstract]
Preferred Stock, Liquidation Preference Per Share	$ 10	$ 10
Preferred Stock Shares Authorized And Designated	97,000	97,000
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Shares issued and outstanding	96,546	96,546
Par value	0	0
Carrying value	0	0
Discount	$ 0	$ 0

ESOP Preferred Stock (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	910,934	858,759
Carrying value	911	859
Unearned ESOP shares	(986)	(926)
Employee Stock Ownership Plan Preferred Stock 2003 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	0	6,231
Carrying value	0	6
Employee Stock Ownership Plan Preferred Stock 2003 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	8.50%	8.50%
Employee Stock Ownership Plan Preferred Stock 2003 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	9.50%	9.50%
Employee Stock Ownership Plan Preferred Stock 2004 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	7,413	17,115
Carrying value	7	17
Employee Stock Ownership Plan Preferred Stock 2004 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	8.50%	8.50%
Employee Stock Ownership Plan Preferred Stock 2004 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	9.50%	9.50%
Employee Stock Ownership Plan Preferred Stock 2005 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	18,882	30,092
Carrying value	19	30
Employee Stock Ownership Plan Preferred Stock 2005 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	9.75%	9.75%
Employee Stock Ownership Plan Preferred Stock 2005 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	10.75%	10.75%
Employee Stock Ownership Plan Preferred Stock 2006 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	33,559	46,112
Carrying value	34	46
Employee Stock Ownership Plan Preferred Stock 2006 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	10.75%	10.75%
Employee Stock Ownership Plan Preferred Stock 2006 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	11.75%	11.75%
Employee Stock Ownership Plan Preferred Stock 2007 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	53,768	68,414
Carrying value	54	69
Employee Stock Ownership Plan Preferred Stock 2007 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	10.75%	10.75%
Employee Stock Ownership Plan Preferred Stock 2007 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	11.75%	11.75%
Employee Stock Ownership Plan Preferred Stock 2008 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	73,434	89,154
Carrying value	73	89
Employee Stock Ownership Plan Preferred Stock 2008 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	10.50%	10.50%
Employee Stock Ownership Plan Preferred Stock 2008 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	11.50%	11.50%
Employee Stock Ownership Plan Preferred Stock 2010 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	201,011	231,361
Carrying value	201	232
Employee Stock Ownership Plan Preferred Stock 2010 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	9.50%	9.50%
Employee Stock Ownership Plan Preferred Stock 2010 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	10.50%	10.50%
Employee Stock Ownership Plan Preferred Stock 2011 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	277,263	370,280
Carrying value	277	370
Employee Stock Ownership Plan Preferred Stock 2011 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	9.00%	9.00%
Employee Stock Ownership Plan Preferred Stock 2011 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	10.00%	10.00%
Employee Stock Ownership Plan Preferred Stock 2012 [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Shares issued and outstanding	245,604	0
Carrying value	246	0
Employee Stock Ownership Plan Preferred Stock 2012 [Member] | Minimum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	10.00%
Employee Stock Ownership Plan Preferred Stock 2012 [Member] | Maximum [Member]
Detail of Employee Stock Ownership Plan Preferred Stock [Abstract]
Adjustable dividend rate	11.00%

Common Stock and Stock Plans Textuals (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Common Stock and Stock Plans (Textual) [Abstract]
Warrants outstanding to purchase common shares, number of shares	39,109,299
Warrants Purchased	70,210	264,972
Total number of shares of common stock available for grant under plans	173,000,000
Warrants outstanding to purchase common stock, exercise price	$ 34.01
Restricted Share Rights [Member]
Common Stock and Stock Plans (Textual) [Abstract]
Granted, weighted-average grant-date fair value	$ 31.49	$ 31.02	$ 27.29
Unrecognized compensation cost related to nonvested awards	$ 671
Expected weighted-average period to recognize compensation costs related to awards	2 years 10 months 24 days
Fair value of awards vested	89	41	15
Vested, shares	(2,620,424)
Terms of award	Holders of RSRs are entitled to the related shares of common stock at no cost generally over three to five years after the RSRs were granted.
Performance Shares [Member]
Common Stock and Stock Plans (Textual) [Abstract]
Granted, weighted-average grant-date fair value	$ 31.44	$ 31.26	$ 27.46
Unrecognized compensation cost related to nonvested awards	89
Expected weighted-average period to recognize compensation costs related to awards	1 year 9 months 18 days
Vested, shares	0
Terms of award	Holders of performance share awards are entitled to the related shares of common stock at no cost subject to the Company's achievement of specified performance criteria over a three-year period.
Future vesting amount, minimum	0
Future vesting amount, maximum	either 125% or 150% of target.
Stock Options [Member]
Common Stock and Stock Plans (Textual) [Abstract]
Unrecognized compensation cost related to nonvested awards	0
Total intrinsic value of options exercised	694	246	298
Cash received from exercise of options	$ 1,500	$ 554	$ 687
Award vesting rights	Except for options granted in 2004 and 2005, which generally vested in full upon grant, options generally become exercisable over three years beginning on the first anniversary of the date of grant.
Terms of award	Stock options must have an exercise price at or above fair market value (as defined in the plan) of the stock at the date of grant (except for substitute or replacement options granted in connection with mergers or other acquisitions) and a term of no more than 10 years.
Director Awards [Member]
Common Stock and Stock Plans (Textual) [Abstract]
Award vesting rights	The stock award vests immediately.
Terms of award	Options granted to directors can be exercised after twelve months through the tenth anniversary of the grant date.
Options granted, shares	82,893
PartnerShares Plan [Member]
Common Stock and Stock Plans (Textual) [Abstract]
Options granted, shares	0
Future options to be granted, shares	0

Common Stock and Stock Plans, Shares Reserved, Issued and Authorized (Details)	Dec. 31, 2012	Dec. 31, 2011
Reserved, Issued and Authorized Common Stock [Abstract]
Common stock, total shares reserved	763,040,463
Common Stock, Shares, Issued	5,481,811,474	5,358,522,061
Common stock, shares not reserved	2,755,148,063
Total shares authorized	9,000,000,000	9,000,000,000
Dividend Reinvestment and Common Stock Purchase Plans [Member]
Reserved, Issued and Authorized Common Stock [Abstract]
Common stock, total shares reserved	4,818,377
Director Plans [Member]
Reserved, Issued and Authorized Common Stock [Abstract]
Common stock, total shares reserved	1,215,481
Stock Plan [Member]
Reserved, Issued and Authorized Common Stock [Abstract]
Common stock, total shares reserved	652,061,838
Convertible Securities and Warrants [Member]
Reserved, Issued and Authorized Common Stock [Abstract]
Common stock, total shares reserved	104,944,767

Common Stock and Stock Plans, Stock Incentive Compensation Expense (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allocation of Stock Incentive Compensation Expense and Related Recognized Tax Benefit [Abstract]
Restricted Stock expense	$ 435	$ 338	$ 252
Performance shares	112	128	66
Stock options	13	63	118
Total stock incentive compensation expense	560	529	436
Related recognized tax benefit	$ 211	$ 200	$ 165

Common Stock and Stock Plans, Restricted Share Rights (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested, shares, end of period	10,294,881
Restricted Share Rights [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested, shares, beginning of period	39,280,129
Nonvested, fair value, beginning of period	$ 28.81
Granted, shares	19,766,280
Granted, weighted-average grant-date fair value	$ 31.49	$ 31.02	$ 27.29
Vested, shares	(2,620,424)
Vested, weighted-average grant-date fair value	$ 28.53
Canceled or forfeited, shares	(1,138,648)
Canceled or forfeited, weighted-average grant-date fair value	$ 29.1
Nonvested, shares, end of period	55,287,337	39,280,129
Nonvested, fair value, end of period	$ 29.78	$ 28.81

Common Stock and Stock Plans, Summary of Performance Awards (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested, shares, end of period	10,294,881
Performance Shares [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested, shares, beginning of period	6,404,965
Nonvested, fair value, beginning of period	$ 29.68
Granted, shares	3,889,916
Granted, weighted-average grant-date fair value	$ 31.44	$ 31.26	$ 27.46
Vested, shares	0
Nonvested, shares, end of period		6,404,965
Nonvested, fair value, end of period	$ 30.35	$ 29.68

Common Stock and Stock Plans, Stock Option Plans (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Incentive Compensation Plans [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options outstanding, weighted-average remaining contractual term (in yrs.)	3 years 8 months 12 days
Options outstanding, aggregate intrinsic value	$ 1,119
Options outstanding, shares, begining balance	271,298,603
Options granted, shares	1,828,758
Options, canceled or forfeited, shares	(11,376,806)
Options, exercised, shares	(58,824,163)
Options exercisable and outstanding, shares, ending balance	202,926,392
Options outstanding, weighted-average exercise price, begining balance	$ 38.14
Options granted, weighted-average exercise price	$ 31.82
Options, canceled or forfeited, weighted-average exercise price	$ 73.59
Options, exercised, weighted-average exercise price	$ 21.78
Options exercisable and outstanding, weighted-average exercise price, ending balance	$ 40.84
PartnerShares Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options outstanding, weighted-average remaining contractual term (in yrs.)	0 years 0 months 0 days
Options outstanding, aggregate intrinsic value	0
Options outstanding, shares, begining balance	7,477,472
Options granted, shares	0
Options, canceled or forfeited, shares	(606,614)
Options, exercised, shares	(6,870,858)
Options exercisable and outstanding, shares, ending balance	0
Options outstanding, weighted-average exercise price, begining balance	$ 25.25
Options, canceled or forfeited, weighted-average exercise price	$ 25.25
Options, exercised, weighted-average exercise price	$ 25.25
Options exercisable and outstanding, weighted-average exercise price, ending balance	$ 0
Director Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options outstanding, weighted-average remaining contractual term (in yrs.)	3 years 2 months 13 days
Options outstanding, aggregate intrinsic value	$ 2
Options outstanding, shares, begining balance	721,432
Options granted, shares	82,893
Options, canceled or forfeited, shares	(19,232)
Options, exercised, shares	(197,071)
Options exercisable and outstanding, shares, ending balance	588,022
Options outstanding, weighted-average exercise price, begining balance	$ 29.56
Options granted, weighted-average exercise price	$ 33.82
Options, canceled or forfeited, weighted-average exercise price	$ 33.41
Options, exercised, weighted-average exercise price	$ 25.45
Options exercisable and outstanding, weighted-average exercise price, ending balance	$ 31.42

Common Stock and Stock Plans, Weighted-Average Per Share Fair Value of Options Granted (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted-Average per Share Fair Value of Options Granted and the Assumptions Used [Abstract]
Per share fair value of options granted	$ 2.79	$ 3.78	$ 6.11
Expected Volatility	29.20%	32.70%	44.30%
Expected dividends	$ 0.68	$ 0.32	$ 0.2
Expected term (in years)	0 years 8 months 12 days	1 year 0 months 0 days	1 year 3 months 18 days
Risk-free interest rate	0.10%	0.20%	0.60%

Common Stock and Stock Plans, ESOP (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Employee Stock Ownership Plan [Abstract]
Allocated shares (common)	136,821,035	131,046,406	118,901,327
Preferred stock [Member]
Employee Stock Ownership Plan [Abstract]
Unreleased shares	910,934	858,759	618,382
Fair value of unreleased ESOP	$ 911	$ 859	$ 618
Dividends paid to ESOP	115	95	76
Common stock [Member]
Employee Stock Ownership Plan [Abstract]
Dividends paid to ESOP	$ 117	$ 60	$ 23

Employee Benefits and Other Expenses Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Employee Benefits and Other Expenses (Textual) [Abstract]
Employer contribution	$ 0
Net actuarial loss to be amortized from accumulated other comprehensive income into net periodic benefit cost in the next twelve months	182,000,000
Net prior service credit to be amortized from accumulated other comprehensive income into net periodic benefit cost in the next twelve months	2,000,000
Defined Contribution Plan, terms	Under the 401(k) Plan, after one month of service, eligible employees may contribute up to 50% of their certified compensation, although there may be a lower limit for certain highly compensated employees in order to maintain the qualified status of the 401(k) Plan. Eligible employees who complete one year of service are eligible for company matching contributions, which are generally dollar for dollar up to 6% of an employee's eligible certified compensation. Effective January 1, 2010, previous and future matching contributions are 100% vested for active participants.
Employer contribution in shares of common stock to plan accounts of employees, percentage of certified compensation	2.00%
Employer contribution in shares of common stock to plan accounts of employees, dollar amount	318,000,000	311,000,000	316,000,000
Defined contribution retirement plan expense	1,143,000,000	1,104,000,000	1,092,000,000
Assumed Health Care Cost Trend Rates Textuals [Abstract]
Increase in benefit obligation due to increasing assumed health care trend by one percentage point	58,000,000
Increase in total interest cost and service cost components of the net periodic benefit cost due to increasing assumed health care trend by one percentage point	3,000,000
Decrease in benefit obligation due to decreasing assumed health care trend by one percentage point	52,000,000
Decrease in total interest cost and service cost components of the net periodic benefit cost due to decreasing assumed health care trend by one percentage point	$ 2,000,000
Long duration fixed income [Member]
Investment Strategy and Asset Allocation [Abstract]
Benefit Plan Investment Diversification	This category includes a diversified mix of assets which are being managed in accordance with a duration target of approximately 10 years and an emphasis on corporate credit bonds combined with investments in U.S. Treasury securities and other U.S. agency and non-agency bonds.
Intermediate (core) fixed income [Member]
Investment Strategy and Asset Allocation [Abstract]
Benefit Plan Investment Diversification	This category includes assets that are primarily intermediate duration, investment grade bonds held in investment strategies benchmarked to the Barclays Capital U.S. Aggregate Bond Index. Includes U.S. Treasury securities, agency and non-agency asset-backed bonds and corporate bonds.
Domestic large-cap stocks [Member]
Investment Strategy and Asset Allocation [Abstract]
Benefit Plan Investment Diversification	Assets in this category are currently diversified across eight unique investment strategies. For December 31, 2012 and 2011, respectively, approximately 24% and 34% of the assets within this category are passively managed to popular mainstream market indexes including the Standard & Poor's 500 Index; excluding the allocation to the S&P 500 Index strategy, no single investment manager represents more than 2.5% of total plan assets.
Domestic small-cap stocks [Member]
Investment Strategy and Asset Allocation [Abstract]
Benefit Plan Investment Diversification	This category consists of a highly diversified combination of four distinct investment management strategies with no single strategy representing more than 2% of total plan assets. Allocations in this category are primarily spread across actively managed approaches with distinct value and growth emphasized approaches in fairly equal proportions.
International stocks [Member]
Investment Strategy and Asset Allocation [Abstract]
Benefit Plan Investment Diversification	This category includes assets diversified across six unique investment strategies providing exposure to companies based primarily in developed market, non-U.S. countries with no single strategy representing more than 2.5% of total plan assets.
Real estate/timber [Member]
Investment Strategy and Asset Allocation [Abstract]
Benefit Plan Investment Diversification	This category primarily includes investments in private and public real estate, as well as timber specific limited partnerships; real estate holdings are diversified by geographic location and sector (e.g., retail, office, apartments).
Multi-strategy hedge funds [Member]
Investment Strategy and Asset Allocation [Abstract]
Benefit Plan Investment Diversification	This category consists of several investment strategies diversified across more than 30 hedge fund managers. Single manager allocation exposure is limited to 0.15% (15 basis points) of total plan assets
Real Estate, Venture Capital, Private Equity and Other Investments [Member] [Member]
Investment Strategy and Asset Allocation [Abstract]
Target asset allocation	10.00%
Postretirement Projected Benefit Obligation [Member]
Assumed Health Care Cost Trend Rates Textuals [Abstract]
Defined Benefit Plan, Description of Direction and Pattern of Change for Assumed Health Care Cost Trend Rate	These rates are assumed to trend down 0.25% per year
Ultimate health care cost trend rate	5.00%
Postretirement Projected Benefit Obligation [Member] | Minimum [Member]
Assumed Health Care Cost Trend Rates Textuals [Abstract]
Health care cost trend rate assumed for next fiscal year	7.00%
Year that rate reaches ultimate health care cost trend rate	2020
Postretirement Projected Benefit Obligation [Member] | Maximum [Member]
Assumed Health Care Cost Trend Rates Textuals [Abstract]
Health care cost trend rate assumed for next fiscal year	8.75%
Year that rate reaches ultimate health care cost trend rate	2028
Periodic Benefit Cost [Member]
Assumed Health Care Cost Trend Rates Textuals [Abstract]
Health care cost trend rate assumed for next fiscal year	7.75%
Defined Benefit Plan, Description of Direction and Pattern of Change for Assumed Health Care Cost Trend Rate	These rates were assumed to decrease 0.25% per year
Ultimate health care cost trend rate	5.00%
Year that rate reaches ultimate health care cost trend rate	2023
Cash Balance Plan [Member] | Equity Securities [Member]
Investment Strategy and Asset Allocation [Abstract]
Asset allocation, minimum of target mix range	35.00%
Asset allocation, maximum of target mix range	55.00%
Cash Balance Plan [Member] | Fixed Income [Member]
Investment Strategy and Asset Allocation [Abstract]
Asset allocation, minimum of target mix range	35.00%
Asset allocation, maximum of target mix range	55.00%
401(h) trust [Member] | Equity Securities [Member]
Investment Strategy and Asset Allocation [Abstract]
Asset allocation, minimum of target mix range	40.00%
Asset allocation, maximum of target mix range	60.00%
401(h) trust [Member] | Fixed Income [Member]
Investment Strategy and Asset Allocation [Abstract]
Asset allocation, minimum of target mix range	40.00%
Asset allocation, maximum of target mix range	60.00%
VEBA [Member] | Equity Securities [Member]
Investment Strategy and Asset Allocation [Abstract]
Asset allocation, minimum of target mix range	20.00%
Asset allocation, maximum of target mix range	40.00%
VEBA [Member] | Fixed Income [Member]
Investment Strategy and Asset Allocation [Abstract]
Asset allocation, minimum of target mix range	60.00%
Asset allocation, maximum of target mix range	80.00%
Pension Benefits [Member]
Employee Benefits and Other Expenses (Textual) [Abstract]
Discount rate, benefit obligation	4.00%	5.00%
Other benefits [Member]
Employee Benefits and Other Expenses (Textual) [Abstract]
Discount rate, benefit obligation	3.75%	4.75%

Employee Benefits, Changes in Benefit Obligation and Plan Assets (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Change in plan assets:
Fair value of plan assets at beginning of year	$ 9,061,000,000
Employer contribution	0
Fair value of plan assets at end of year	9,490,000,000
Pension Benefits [Member]
Change in plan assets:
Fair value of plan assets at end of year	9,539,000,000	9,061,000,000
Pension Benefits Qualified [Member]
Change in benefit obligation:
Service cost	(3,000,000)	(6,000,000)	(5,000,000)
Interest cost	(514,000,000)	(520,000,000)	(554,000,000)
Change in plan assets:
Funded status at end of year	(2,178,000,000)	(1,573,000,000)
Liabilities	(2,178,000,000)	(1,573,000,000)
Pension Benefits Qualified [Member] | Change in benefit obligation [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	10,634,000,000	10,337,000,000
Service cost	3,000,000	6,000,000
Interest cost	514,000,000	520,000,000
Plan participants' contributions	0	0
Actuarial loss (gain)	1,242,000,000	501,000,000
Benefits paid	(725,000,000)	(726,000,000)
Medicare Part D subsidy	0	0
Curtailment	0	(3,000,000)
Amendments	1,000,000	0
Liability transfer	47,000,000	0
Foreign exchange impact	1,000,000	(1,000,000)
Benefit obligation at end of year	11,717,000,000	10,634,000,000
Pension Benefits Qualified [Member] | Change in plan assets [Member]
Change in benefit obligation:
Plan participants' contributions	0	0
Benefits paid	(725,000,000)	(726,000,000)
Medicare Part D subsidy	0	0
Foreign exchange impact	1,000,000	(1,000,000)
Change in plan assets:
Fair value of plan assets at beginning of year	9,061,000,000	9,639,000,000
Actual return on plan assets	1,149,000,000	139,000,000
Employer contribution	9,000,000	10,000,000
Asset transfer	44,000,000	0
Fair value of plan assets at end of year	9,539,000,000	9,061,000,000
Pension Benefits Nonqualified [Member]
Change in benefit obligation:
Service cost	0	(1,000,000)	0
Interest cost	(32,000,000)	(34,000,000)	(37,000,000)
Change in plan assets:
Funded status at end of year	(719,000,000)	(691,000,000)
Liabilities	(719,000,000)	(691,000,000)
Pension Benefits Nonqualified [Member] | Change in benefit obligation [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	691,000,000	693,000,000
Service cost	0	1,000,000
Interest cost	32,000,000	34,000,000
Plan participants' contributions	0	0
Actuarial loss (gain)	62,000,000	33,000,000
Benefits paid	(66,000,000)	(70,000,000)
Medicare Part D subsidy	0	0
Curtailment	0	0
Amendments	0	0
Liability transfer	0	0
Foreign exchange impact	0	0
Benefit obligation at end of year	719,000,000	691,000,000
Pension Benefits Nonqualified [Member] | Change in plan assets [Member]
Change in benefit obligation:
Plan participants' contributions	0	0
Benefits paid	(66,000,000)	(70,000,000)
Medicare Part D subsidy	0	0
Foreign exchange impact	0	0
Change in plan assets:
Fair value of plan assets at beginning of year	0	0
Actual return on plan assets	0	0
Employer contribution	66,000,000	70,000,000
Asset transfer	0	0
Fair value of plan assets at end of year	0	0
Other benefits [Member]
Change in benefit obligation:
Service cost	(11,000,000)	(13,000,000)	(13,000,000)
Interest cost	(60,000,000)	(71,000,000)	(78,000,000)
Change in plan assets:
Fair value of plan assets at beginning of year	640,000,000
Fair value of plan assets at end of year	636,000,000	640,000,000
Funded status at end of year	(657,000,000)	(664,000,000)
Liabilities	(657,000,000)	(664,000,000)
Other benefits [Member] | Change in benefit obligation [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	1,304,000,000	1,398,000,000
Service cost	11,000,000	13,000,000
Interest cost	60,000,000	71,000,000
Plan participants' contributions	80,000,000	88,000,000
Actuarial loss (gain)	(23,000,000)	(105,000,000)
Benefits paid	(147,000,000)	(171,000,000)
Medicare Part D subsidy	11,000,000	10,000,000
Curtailment	(3,000,000)	0
Amendments	0	0
Liability transfer	0	0
Foreign exchange impact	0	0
Benefit obligation at end of year	1,293,000,000	1,304,000,000
Other benefits [Member] | Change in plan assets [Member]
Change in benefit obligation:
Plan participants' contributions	80,000,000	88,000,000
Benefits paid	(147,000,000)	(171,000,000)
Medicare Part D subsidy	11,000,000	10,000,000
Foreign exchange impact	0	0
Change in plan assets:
Fair value of plan assets at beginning of year	640,000,000	697,000,000
Actual return on plan assets	55,000,000	10,000,000
Employer contribution	(3,000,000)	6,000,000
Asset transfer	0	0
Fair value of plan assets at end of year	$ 636,000,000	$ 640,000,000

Employee Benefits, Pension Plans with Benefit Obligations in Excess of Plan Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pension Plans Information with Benefit Obligations in Excess of Plan Assets [Abstract]
Projected benefit obligation	$ 12,391	$ 11,325
Accumulated benefit obligation	12,389	11,321
Fair value of plan assets	$ 9,490	$ 9,061

Employee Benefits, Components of Net Periodic Benefit Cost (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Net actuarial loss (gain)	$ 775	$ 1,079	$ (20)
Total recognized in other comprehensive income	631	980	(124)
Pension Benefits Qualified [Member]
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	3	6	5
Interest cost	514	520	554
Expected return on plan assets	(652)	(759)	(717)
Amortization of net actuarial loss	131	86	105
Amortization of prior service credit	0	0	0
Settlement loss	2	4	0
Curtailment loss (gain)	0	0	3
Net periodic benefit cost (income)	(2)	(143)	(50)
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Net actuarial loss (gain)	758	1,120	(59)
Amortization of net actuarial loss	(131)	(86)	(105)
Prior service cost	(2)	0	2
Amortization of prior service cost	0	0	0
Translation adjustments	0	(1)	0
Total recognized in other comprehensive income	624	1,026	(165)
Total recognized in net periodic benefit cost and other comprehensive income	622	883	(215)
Pension Benefits Qualified [Member] | Settlement [Member]
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Settlement and Curtailment	(1)	(4)	0
Pension Benefits Qualified [Member] | Curtailment [Member]
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Settlement and Curtailment	0	(3)	(3)
Pension Benefits Nonqualified [Member]
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	0	1	0
Interest cost	32	34	37
Expected return on plan assets	0	0	0
Amortization of net actuarial loss	10	6	3
Amortization of prior service credit	0	0	0
Settlement loss	5	3	0
Curtailment loss (gain)	0	0	0
Net periodic benefit cost (income)	47	44	40
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Net actuarial loss (gain)	62	33	46
Amortization of net actuarial loss	(10)	(6)	(3)
Prior service cost	0	0	0
Amortization of prior service cost	0	0	0
Translation adjustments	0	0	0
Total recognized in other comprehensive income	47	24	43
Total recognized in net periodic benefit cost and other comprehensive income	94	68	83
Pension Benefits Nonqualified [Member] | Settlement [Member]
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Settlement and Curtailment	(5)	(3)	0
Pension Benefits Nonqualified [Member] | Curtailment [Member]
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Settlement and Curtailment	0	0	0
Other benefits [Member]
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	11	13	13
Interest cost	60	71	78
Expected return on plan assets	(36)	(41)	(29)
Amortization of net actuarial loss	0	0	1
Amortization of prior service credit	(2)	(3)	(4)
Settlement loss	0	0	0
Curtailment loss (gain)	(3)	0	(4)
Net periodic benefit cost (income)	30	40	55
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Net actuarial loss (gain)	(42)	(74)	(9)
Amortization of net actuarial loss	0	0	(1)
Prior service cost	0	0	0
Amortization of prior service cost	2	3	4
Translation adjustments	0	0	0
Total recognized in other comprehensive income	(40)	(71)	(2)
Total recognized in net periodic benefit cost and other comprehensive income	(10)	(31)	53
Other benefits [Member] | Settlement [Member]
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Settlement and Curtailment	0	0	0
Other benefits [Member] | Curtailment [Member]
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Settlement and Curtailment	$ 0	$ 0	$ 4

Employee Benefits, Amounts Recognized in Accumulated OCI and Weighted-Average Assumptions in Determining Net Periodic Benefit Cost (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Benefits [Member]
Weighted Average Assumptions for Determining Net Periodic Benefit Cost [Abstract]
Discount rate	5.00%	5.25%	5.75%
Expected return on plan assets	7.50%	8.25%	8.25%
Pension Benefits Qualified [Member]
Amounts Recognized in Accumulated Other Comprehensive Income Pre Tax [Abstract]
Net actuarial loss	3,323	2,699
Net prior service credit	(2)	0
Net transition obligation	0	0
Total	3,321	2,699
Pension Benefits Nonqualified [Member]
Amounts Recognized in Accumulated Other Comprehensive Income Pre Tax [Abstract]
Net actuarial loss	184	137
Net prior service credit	0	0
Net transition obligation	0	0
Total	184	137
Other benefits [Member]
Amounts Recognized in Accumulated Other Comprehensive Income Pre Tax [Abstract]
Net actuarial loss	19	61
Net prior service credit	(25)	(27)
Net transition obligation	1	1
Total	(5)	35
Weighted Average Assumptions for Determining Net Periodic Benefit Cost [Abstract]
Discount rate	4.75%	5.25%	5.75%
Expected return on plan assets	6.00%	6.00%	8.25%

Employee Benefits, Future Benefits Expected to be Paid Under the Pension and Other Benefit Plans (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Subsidy Receipts:
2013	$ 13
2014	14
2015	11
2016	11
2017	11
2018-2022	53
Pension Benefits Qualified [Member]
Future Benefit Payments:
2013	838
2014	813
2015	789
2016	785
2017	782
2018-2022	3,454
Pension Benefits Nonqualified [Member]
Future Benefit Payments:
2013	74
2014	69
2015	64
2016	64
2017	59
2018-2022	274
Other benefits [Member]
Future Benefit Payments:
2013	98
2014	100
2015	103
2016	105
2017	106
2018-2022	$ 511

Employee Benefits, Balances of Pension Plan and Other Benefit Plan Assets Measured at Fair Value (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan assets	$ 9,490	$ 9,061
Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	639	646
Payable upon return of securities loaned	(3)	(5)
Net receivables (payables)	0	(1)
Total plan assets	636	640
Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	9,630	9,229
Payable upon return of securities loaned	(112)	(145)
Net receivables (payables)	21	(23)
Total plan assets	9,539	9,061
Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	258	285
Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	2,996	3,101
Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	359	314
Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	6,040	5,336
Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	22	47
Total plan assets	22	47	48
Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	594	792
Total plan assets	594	792	847
Cash and Cash Equivalents [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	187	213
Cash and Cash Equivalents [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	312	432
Cash and Cash Equivalents [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	164	180
Cash and Cash Equivalents [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Cash and Cash Equivalents [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	23	33
Cash and Cash Equivalents [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	312	432
Cash and Cash Equivalents [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Cash and Cash Equivalents [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Long duration fixed income [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	87
Long duration fixed income [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	3,670	2,606
Long duration fixed income [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	13
Long duration fixed income [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	545	376
Long duration fixed income [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	74
Long duration fixed income [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	3,124	2,229
Long duration fixed income [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Long duration fixed income [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	1	1
Total plan assets	1	1	0
Intermediate (core) fixed income [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	181	64
Intermediate (core) fixed income [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	426	474
Intermediate (core) fixed income [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	65	4
Intermediate (core) fixed income [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	71	88
Intermediate (core) fixed income [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	116	60
Intermediate (core) fixed income [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	355	380
Intermediate (core) fixed income [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Intermediate (core) fixed income [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	6
Total plan assets	0	6	10
High-yield fixed income [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	12
High-yield fixed income [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	372	377
High-yield fixed income [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
High-yield fixed income [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	5	10
High-yield fixed income [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	12
High-yield fixed income [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	367	366
High-yield fixed income [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
High-yield fixed income [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	1
Total plan assets	0	1	1
International fixed income [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	11
International fixed income [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	363	331
International fixed income [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	5
International fixed income [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	251	147
International fixed income [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	6
International fixed income [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	112	184
International fixed income [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
International fixed income [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Domestic large-cap stocks [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	102	70
Domestic large-cap stocks [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	1,353	1,765
Domestic large-cap stocks [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	39
Domestic large-cap stocks [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	854	1,163
Domestic large-cap stocks [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	102	31
Domestic large-cap stocks [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	499	600
Domestic large-cap stocks [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Domestic large-cap stocks [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	2
Total plan assets	0	2	4
Domestic mid-cap stocks [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	41	33
Domestic mid-cap stocks [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	441	547
Domestic mid-cap stocks [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	12
Domestic mid-cap stocks [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	283	364
Domestic mid-cap stocks [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	41	21
Domestic mid-cap stocks [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	158	183
Domestic mid-cap stocks [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Domestic mid-cap stocks [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Domestic small-cap stocks [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	30	26
Domestic small-cap stocks [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	324	291
Domestic small-cap stocks [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	9
Domestic small-cap stocks [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	309	281
Domestic small-cap stocks [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	30	17
Domestic small-cap stocks [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	15	10
Domestic small-cap stocks [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Domestic small-cap stocks [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
International stocks [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	75	59
International stocks [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	920	920
International stocks [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	28	19
International stocks [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	578	570
International stocks [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	47	40
International stocks [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	341	349
International stocks [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
International stocks [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	1	1
Total plan assets	1	1	6
Emerging market stocks [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	19
Emerging market stocks [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	538	574
Emerging market stocks [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Emerging market stocks [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Emerging market stocks [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	19
Emerging market stocks [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	538	574
Emerging market stocks [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Emerging market stocks [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Real estate/timber [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	15
Real estate/timber [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	429	457
Real estate/timber [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	3
Real estate/timber [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	100	102
Real estate/timber [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Real estate/timber [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	1	0
Real estate/timber [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	12
Total plan assets	0	12	12
Real estate/timber [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	328	355
Total plan assets	328	355	360
Hedge Funds [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	8
Hedge Funds [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	258	251
Hedge Funds [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Hedge Funds [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Hedge Funds [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Hedge Funds [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	187	0
Hedge Funds [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	8
Total plan assets	0	8	10
Hedge Funds [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	71	251
Total plan assets	71	251	313
Private Equity Funds [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	4
Private Equity Funds [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	145	129
Private Equity Funds [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Private Equity Funds [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Private Equity Funds [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Private Equity Funds [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Private Equity Funds [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	4
Total plan assets	0	4	4
Private Equity Funds [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	145	129
Total plan assets	145	129	112
Other Plan Assets [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	23	25
Other Plan Assets [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	79	75
Other Plan Assets [Member] | Level 1 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	1	1
Other Plan Assets [Member] | Level 1 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	0
Other Plan Assets [Member] | Level 2 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	0	1
Other Plan Assets [Member] | Level 2 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	31	29
Other Plan Assets [Member] | Level 3 [Member] | Other benefits plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	22	23
Total plan assets	22	23	22
Other Plan Assets [Member] | Level 3 [Member] | Pension plan assets [Member]
Balances of Pension Plan and other benefit plan assets measured at fair value [Abstract]
Total plan investments	48	46
Total plan assets	$ 48	$ 46	$ 41

Employee Benefits, Changes in Fair Value in Pension Plan And Other Benefit Plan Assets Measured at Fair Value (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at end of year	$ 9,490	$ 9,061
Pension plan assets [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at end of year	9,539	9,061
Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	792	847
Gross Realized Gain (Loss)	32	20
Gross Unrealized Gain (Loss)	17	34
Purchases, sales, and settlements, net	(46)	(109)
Transfers into/(out of) Level 3	(201)	0
Fair value of plan assets at end of year	594	792
Other benefits plan assets [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at end of year	636	640
Other benefits plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	47	48
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	0
Purchases, sales, and settlements, net	(25)	(1)
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	22	47
Long duration fixed income [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	1	0
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	0
Purchases, sales, and settlements, net	0	1
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	1	1
Intermediate (core) fixed income [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	6	10
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	1
Purchases, sales, and settlements, net	0	(5)
Transfers into/(out of) Level 3	(6)	0
Fair value of plan assets at end of year	0	6
High-yield fixed income [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	1	1
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	0
Purchases, sales, and settlements, net	0	0
Transfers into/(out of) Level 3	(1)	0
Fair value of plan assets at end of year	0	1
Domestic large-cap stocks [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	2	4
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	(1)
Purchases, sales, and settlements, net	0	(1)
Transfers into/(out of) Level 3	(2)	0
Fair value of plan assets at end of year	0	2
International stocks [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	1	6
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	(1)
Purchases, sales, and settlements, net	1	(4)
Transfers into/(out of) Level 3	(1)	0
Fair value of plan assets at end of year	1	1
Real estate/timber [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	355	360
Gross Realized Gain (Loss)	22	10
Gross Unrealized Gain (Loss)	2	22
Purchases, sales, and settlements, net	(51)	(37)
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	328	355
Real estate/timber [Member] | Other benefits plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	12	12
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	0
Purchases, sales, and settlements, net	(12)	0
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	0	12
Multi-strategy hedge funds [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	251	313
Gross Realized Gain (Loss)	1	5
Gross Unrealized Gain (Loss)	2	(3)
Purchases, sales, and settlements, net	8	(64)
Transfers into/(out of) Level 3	(191)	0
Fair value of plan assets at end of year	71	251
Multi-strategy hedge funds [Member] | Other benefits plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	8	10
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	0
Purchases, sales, and settlements, net	(8)	(2)
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	0	8
Private Equity Funds [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	129	112
Gross Realized Gain (Loss)	8	1
Gross Unrealized Gain (Loss)	10	16
Purchases, sales, and settlements, net	(2)	0
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	145	129
Private Equity Funds [Member] | Other benefits plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	4	4
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	0
Purchases, sales, and settlements, net	(4)	0
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	0	4
Other Plan Assets [Member] | Pension plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	46	41
Gross Realized Gain (Loss)	1	4
Gross Unrealized Gain (Loss)	3	0
Purchases, sales, and settlements, net	(2)	1
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	48	46
Other Plan Assets [Member] | Other benefits plan assets [Member] | Level 3 [Member]
Changes in Level 3 pension plan assets measured at fair value [Abstract]
Fair value of plan assets at beginning of year	23	22
Gross Realized Gain (Loss)	0	0
Gross Unrealized Gain (Loss)	0	0
Purchases, sales, and settlements, net	(1)	1
Transfers into/(out of) Level 3	0	0
Fair value of plan assets at end of year	$ 22	$ 23

Employee Benefits and Other Expenses, Expenses Not Otherwise Shown Separately In Financial Statements (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Expenses Not Otherwise Shown Separately In Financial Statement [Abstract]
Outside professional services	$ 2,729	$ 2,692	$ 2,370
Contract services	1,011	1,407	1,642
Foreclosed assets	1,061	1,354	1,537
Operating Losses	2,235	1,261	1,258
Outside data processing	910	935	1,046
Postage, stationery and supplies	$ 799	$ 942	$ 944

Income Taxes Textuals (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of Income Tax Expense (Benefit) [Line Items]
Income tax (expense) benefit related to other comprehensive income	$ (1,442,000,000)	$ 1,139,000,000	$ (1,291,000,000)
Net operating loss related to deferred tax assets	900,000,000
Credit carry forwards related to deferred tax assets	158,000,000
Undistributed foreign earnings	1,300,000,000
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	4,300,000,000
Unrecognized Tax Benefits	6,069,000,000	5,005,000,000	5,500,000,000
Accrued interest and penalties	1,000,000,000	871,000,000
Recognized Interest and Penalties Expense	92,000,000	32,000,000
Possible decrease in unrecognized tax benefits	1,500,000,000
Expiration date of tax credit carryforwards	Dec 31, 2032
Income tax positions on temporary differences [Member]
Components of Income Tax Expense (Benefit) [Line Items]
Unrecognized Tax Benefits	1,800,000,000
Income tax liability related to undistributed foreign earnings
Components of Income Tax Expense (Benefit) [Line Items]
Income tax liability related to undistributed foreign earnings	$ 367,000,000

Income Taxes, Components of Income Tax Expense (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current Income Tax Expense (Benefit) [Abstract]
Federal	$ 9,141	$ 3,352	$ 1,425
State and Local	1,198	468	548
Foreign	61	52	78
Total current	10,400	3,872	2,051
Deferred Income Tax Expense (Benefit) [Abstract]
Federal	(1,151)	3,088	4,060
State and Local	(166)	471	211
Foreign	20	14	16
Total deferred	(1,297)	3,573	4,287
Income tax expense	$ 9,103	$ 7,445	$ 6,338

Income Taxes, Deferred Tax Asset (Liability) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Components of Deferred Tax Assets [Abstract]
Allowance for Loan Losses	$ 6,192	$ 6,955
Deferred Compensation and Employee Benefits	4,701	4,115
Accrued expenses	1,692	1,598
Purchased credit impaired loans	2,692	3,851
Basis difference in investments	1,182	2,104
Net operating loss and tax credit carry forwards	1,058	1,701
Other	1,868	402
Total deferred tax assets	19,385	20,726
Deferred tax assets valuation allowance	(579)	(918)
Components of Deferred Tax Liabilities [Abstract]
Mortgage servicing rights	(7,360)	(7,388)
Leasing	(4,414)	(4,344)
Mark to market, net	(2,401)	(4,027)
Intangible Assets	(2,157)	(2,608)
Net unrealized gain on securities available for sale	(4,135)	(2,619)
Insurance Reserves	(1,707)	(1,197)
Other	(1,683)	(2,539)
Total deferred tax liabilities	(23,857)	(24,722)
Net deferred tax asset (liability)	$ (5,051)	$ (4,914)

Income Taxes, Effective Income Tax Expense and Rate (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Statutory federal income tax expense	$ 9,800	$ 8,160	$ 6,545
Statutory federal income tax expense, rate	35.00%	35.00%	35.00%
Change in tax rate resulting from: [Abstract]
State and local taxes on income, net of federal income tax benefit	856	730	586
State and local taxes on income, net of federal income tax benefit, rate	3.10%	3.10%	3.10%
Tax-exempt interest	(414)	(334)	(283)
Tax-exempt interest, rate	(1.50%)	(1.40%)	(1.50%)
Excludable dividends	(132)	(247)	(258)
Excludable dividends, rate	(0.50%)	(1.10%)	(1.30%)
Tax credits	(815)	(735)	(577)
Tax credits, rate	(2.90%)	(3.20%)	(3.10%)
Life insurance	(524)	(222)	(223)
Life insurance, rate	(1.90%)	(1.00%)	(1.20%)
Leveraged lease tax expense	347	272	461
Leveraged lease tax expense, rate	1.20%	1.20%	2.50%
Other	(15)	(179)	87
Other, rate	0.00%	(0.70%)	0.40%
Effective income tax expense	$ 9,103	$ 7,445	$ 6,338
Effective income tax rate	32.50%	31.90%	33.90%

Income Taxes, Change in Unrecognized Tax Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance at beginning of year	$ 5,005	$ 5,500
For tax positions related to the current year	877	279
For tax positions related to prior years	491	255
For tax positions related to prior years	(114)	(358)
Lapse of statute of limitations	(23)	(75)
Settlements with tax authorities	(167)	(596)
Balance at end of year	$ 6,069	$ 5,005

Earnings per Common Share Textuals (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Common Share (Textual) [Abstract]
Preferred stock dividends	$ 892	$ 844	$ 737

Earnings Per Common Share, Calculation of Earnings and Diluted Earnings per Common Share (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Common Share [Abstract]
Wells Fargo net income	$ 18,897	$ 15,869	$ 12,362
Less: Preferred stock dividends and other	898	844	730
Wells Fargo net income applicable to common stock (numerator)	$ 17,999	$ 15,025	$ 11,632
Earnings per common share
Average common shares outstanding (denominator)	5,287.6	5,278.1	5,226.8
Per share	$ 3.4	$ 2.85	$ 2.23
Diluted earnings per common share
Average common shares outstanding	5,287.6	5,278.1	5,226.8
Diluted average common shares outstanding (denominator)	5,351.5	5,323.4	5,263.1
Per share	$ 3.36	$ 2.82	$ 2.21
Stock Options [Member]
Diluted earnings per common share
Weighted Average Number Diluted Shares Outstanding, Adjustment	27.5	24.2	28.3
Rights [Member]
Diluted earnings per common share
Weighted Average Number Diluted Shares Outstanding, Adjustment	36.4	21.1	8

Earnings Per Common Share, Antidilutive Securities Excluded from the Calculation of Diluted Earnings per Common Share (Details) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock Options [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount	56.4	198.8	212.1
Warrant [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount	39.2	39.4	66.9

Other Comprehensive Income, Components of Other Comprehensive Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Foreign currency translation adjustments:
Net unrealized gains (losses) arising during the period, Before tax	$ (6)	$ (37)	$ 83
Net unrealized gains (losses) arising during the period, Tax effect	2	13	(26)
Net unrealized gains (losses) arising during the period, Net of tax	(4)	(24)	57
Reclassification of net gains to net income, Before tax	(10)	0	0
Reclassification of net gains to net income, Tax effect	4	0	0
Reclassification of net gains to net income, Net of tax	(6)	0	0
Net unrealized gains (losses) arising during the period, Before tax	(16)	(37)	83
Net unrealized gains (losses) arising during the period, Tax effect	6	13	(26)
Net unrealized gains (losses) arising during the period, Net of tax	(10)	(24)	57
Securities available for sale:
Net unrealized gains (losses) arising during the period, Before tax	5,143	(588)	2,624
Net unrealized gains (losses) arising during the period, Tax effect	(1,921)	359	(1,134)
Net unrealized gains (losses) arising during the year, Net of tax	3,222	(229)	1,490
Reclassification of net (gains) losses to net income, Before tax	(271)	(696)	77
Reclassification of net (gains) losses to net income, Tax effect	102	262	(29)
Reclassification of net (gains) losses to net income, Net of tax	(169)	(434)	48
Net unrealized gains (losses) arising during the period, Before tax	4,872	(1,284)	2,701
Net unrealized gains (losses) arising during the period, Tax effect	(1,819)	621	(1,163)
Net unrealized gains (losses) arising during the period, Net of tax	3,053	(663)	1,538
Derivatives and hedging activities:
Net unrealized gains arising during the period, Before tax	52	190	750
Net unrealized gains arising during the period, Tax effect	(12)	(85)	(282)
Net unrealized gains arising during the period, Net of tax	40	105	468
Reclassification of net gains on cash flow hedges to net income, Before tax	(388)	(571)	(613)
Reclassification of net gains on cash flow hedges to net income, Tax effect	147	217	234
Reclassification of net gains on cash flow hedges to net income, Net of tax	(241)	(354)	(379)
Net unrealized gains (losses) arising during the period, Before tax	(336)	(381)	137
Net unrealized gains (losses) arising during the period, Tax effect	135	132	(48)
Net unrealized gains (losses) arising during the period, Net of tax	(201)	(249)	89
Defined benefit plans adjustments:
Net actuarial gains (losses) arising during the period, Before tax	(775)	(1,079)	20
Net actuarial gains (losses) arising during the period, Tax effect	290	411	(9)
Net actuarial gains (losses) arising during the period, Net of tax	(485)	(668)	11
Amortization of net actuarial loss and prior service cost to net income, Before tax	144	99	104
Amortization of net actuarial loss and prior service cost to net income, Tax effect	(54)	(38)	(45)
Amortization of net actuarial loss and prior service cost to net income, Net of tax	90	61	59
Net unrealized gains (losses) arising during the period, Before tax	(631)	(980)	124
Net unrealized gains (losses) arising during the period, Tax effect	236	373	(54)
Net unrealized gains (losses) arising during the period, Net of tax	(395)	(607)	70
Other comprehensive income (loss), Before tax	3,889	(2,682)	3,045
Income tax (expense) benefit related to other comprehensive income	(1,442)	1,139	(1,291)
Other comprehensive income (loss), net of tax	2,447	(1,543)	1,754
Less: Other comprehensive income (loss) from noncontrolling interests, net of tax	4	(12)	25
Wells Fargo other comprehensive income (loss), net of tax	2,443	(1,531)	1,729
Total Wells Fargo stockholders' equity [Member]
Defined benefit plans adjustments:
Wells Fargo other comprehensive income (loss), net of tax	2,443	(1,531)	1,729
Noncontrolling interests [Member]
Defined benefit plans adjustments:
Less: Other comprehensive income (loss) from noncontrolling interests, net of tax	$ 4	$ (12)	$ 25

Other Comprehensive Income, Cumulative OCI Balances (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Cumulative other comprehensive income [Member]	Dec. 31, 2011 Cumulative other comprehensive income [Member]	Dec. 31, 2010 Cumulative other comprehensive income [Member]	Dec. 31, 2009 Cumulative other comprehensive income [Member]
Cumulative OCI balances [Abstract]
Cumulative other comprehensive income, Foreign currency translation adjustments, beginning balance	$ 90	$ 112	$ 67
Foreign currency translation adjustments, net change	(10)	(24)	57
Less: Other comprehensive income (loss) from noncontrolling interests	0	(2)	12
Cumulative other comprehensive income, Foreign currency translation adjustments, ending balance	80	90	112
Cumulative other comprehensive income, Securities available for sale, beginning balance	4,413	5,066	3,541
Securities available for sale, Net change	3,053	(663)	1,538
Less: Other comprehensive income (loss) from noncontrolling interests	4	(10)	13
Cumulative other comprehensive income, Securities available for sale, ending balance	7,462	4,413	5,066
Cumulative other comprehensive income, Derivatives and hedging activities, beginning balance	490	739	650
Derivatives and hedging activities, Net change	(201)	(249)	89
Less: Other comprehensive income (loss) from noncontrolling interests	0	0	0
Cumulative other comprehensive income, Derivatives and hedging activities, ending balance	289	490	739
Cumulative other comprehensive income, Defined benefit plans adjustment, beginning balance	(1,786)	(1,179)	(1,249)
Defined benefit plans adjustment, Net change	(395)	(607)	70
Less: Other comprehensive income (loss) from noncontrolling interests	0	0	0
Cumulative other comprehensive income, Defined benefit plans adjustment, ending balance	(2,181)	(1,786)	(1,179)
Cumulative Other Comprehensive Income (Loss), Net of Tax, Beginning Balance	3,207			5,650	3,207	4,738	3,009
Cumulative other comprehensive income, Net change	2,447	(1,543)	1,754
Less: Other comprehensive income (loss) attributable to noncontrolling interests	4	(12)	25
Cumulative Other Comprehensive Income (Loss), Net of Tax, Ending Balance	$ 5,650	$ 3,207		$ 5,650	$ 3,207	$ 4,738	$ 3,009

Operating Segments (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financial Information of Operating Segment [Abstract]
Net interest income	$ 43,230,000,000	$ 42,763,000,000	$ 44,757,000,000
Provision for credit losses	7,217,000,000	7,899,000,000	15,753,000,000	21,668,000,000	15,979,000,000
Noninterest income	42,856,000,000	38,185,000,000	40,453,000,000
Noninterest expense	50,398,000,000	49,393,000,000	50,456,000,000
Income (loss) before income tax expense (benefit)	28,471,000,000	23,656,000,000	19,001,000,000
Income tax benefit	9,103,000,000	7,445,000,000	6,338,000,000
Net income (loss) before noncontrolling interests	19,368,000,000	16,211,000,000	12,663,000,000
Less: Net income (loss) from noncontrolling interests	471,000,000	342,000,000	301,000,000
Net income	18,897,000,000	15,869,000,000	12,362,000,000
Average loans	775,200,000,000	757,100,000,000
Average assets	1,341,600,000,000	1,270,300,000,000
Average core deposits	893,900,000,000	826,700,000,000
Operating Segment (Textual) [Abstract]
Annual sales of wholesale banking customers	in excess of $20 million
Annual sales of small business community banking customers	up to $20 million
Community Banking [Member]
Financial Information of Operating Segment [Abstract]
Net interest income	29,045,000,000	29,657,000,000	31,885,000,000
Provision for credit losses	6,835,000,000	7,976,000,000	13,807,000,000
Noninterest income	24,360,000,000	21,124,000,000	22,604,000,000
Noninterest expense	30,840,000,000	29,252,000,000	30,071,000,000
Income (loss) before income tax expense (benefit)	15,730,000,000	13,553,000,000	10,611,000,000
Income tax benefit	4,774,000,000	4,104,000,000	3,347,000,000
Net income (loss) before noncontrolling interests	10,956,000,000	9,449,000,000	7,264,000,000
Less: Net income (loss) from noncontrolling interests	464,000,000	316,000,000	274,000,000
Net income	10,492,000,000	9,133,000,000	6,990,000,000
Average loans	487,100,000,000	496,300,000,000
Average assets	761,100,000,000	752,300,000,000
Average core deposits	591,200,000,000	556,300,000,000
Wholesale Banking [Member]
Financial Information of Operating Segment [Abstract]
Net interest income	12,648,000,000	11,616,000,000	11,474,000,000
Provision for credit losses	286,000,000	(110,000,000)	1,920,000,000
Noninterest income	11,444,000,000	9,952,000,000	10,951,000,000
Noninterest expense	12,082,000,000	11,177,000,000	11,269,000,000
Income (loss) before income tax expense (benefit)	11,724,000,000	10,501,000,000	9,236,000,000
Income tax benefit	3,943,000,000	3,495,000,000	3,315,000,000
Net income (loss) before noncontrolling interests	7,781,000,000	7,006,000,000	5,921,000,000
Less: Net income (loss) from noncontrolling interests	7,000,000	19,000,000	20,000,000
Net income	7,774,000,000	6,987,000,000	5,901,000,000
Average loans	273,800,000,000	249,100,000,000
Average assets	481,700,000,000	428,100,000,000
Average core deposits	227,000,000,000	202,100,000,000
Wealth Brokerage and Retirement [Member]
Financial Information of Operating Segment [Abstract]
Net interest income	2,768,000,000	2,844,000,000	2,707,000,000
Provision for credit losses	125,000,000	170,000,000	334,000,000
Noninterest income	9,392,000,000	9,333,000,000	9,023,000,000
Noninterest expense	9,893,000,000	9,934,000,000	9,768,000,000
Income (loss) before income tax expense (benefit)	2,142,000,000	2,073,000,000	1,628,000,000
Income tax benefit	814,000,000	785,000,000	616,000,000
Net income (loss) before noncontrolling interests	1,328,000,000	1,288,000,000	1,012,000,000
Less: Net income (loss) from noncontrolling interests	0	7,000,000	7,000,000
Net income	1,328,000,000	1,281,000,000	1,005,000,000
Average loans	42,700,000,000	43,000,000,000
Average assets	164,600,000,000	155,200,000,000
Average core deposits	137,500,000,000	130,000,000,000
Other [Member]
Financial Information of Operating Segment [Abstract]
Net interest income	(1,231,000,000)	(1,354,000,000)	(1,309,000,000)
Provision for credit losses	(29,000,000)	(137,000,000)	(308,000,000)
Noninterest income	(2,340,000,000)	(2,224,000,000)	(2,125,000,000)
Noninterest expense	(2,417,000,000)	(970,000,000)	(652,000,000)
Income (loss) before income tax expense (benefit)	(1,125,000,000)	(2,471,000,000)	(2,474,000,000)
Income tax benefit	(428,000,000)	(939,000,000)	(940,000,000)
Net income (loss) before noncontrolling interests	(697,000,000)	(1,532,000,000)	(1,534,000,000)
Less: Net income (loss) from noncontrolling interests	0	0	0
Net income	(697,000,000)	(1,532,000,000)	(1,534,000,000)
Average loans	(28,400,000,000)	(31,300,000,000)
Average assets	(65,800,000,000)	(65,300,000,000)
Average core deposits	$ (61,800,000,000)	$ (61,700,000,000)

Parent-Only Financial Statements, Statement of Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest expense:
Short-term borrowings	$ 79	$ 80	$ 92
Long-term debt	3,110	3,978	4,888
Other interest expense	245	316	227
Noninterest expense	50,398	49,393	50,456
Income before income tax benefit and equity in undistributed income of subsidiaries	28,471	23,656	19,001
Income tax benefit	9,103	7,445	6,338
Net income	18,897	15,869	12,362
Parent Company [Member]
Income [Abstract]
Interest income from subsidiaries	897	914	1,375
Other interest income	222	242	304
Other income	267	460	363
Total income	14,303	13,302	14,959
Interest expense:
Indebtedness to nonbank subsidiaries	287	254	312
Short-term borrowings	1	1	1
Long-term debt	1,877	2,423	2,874
Other interest expense	23	8	2
Noninterest expense	1,127	77	1,335
Total expense	3,315	2,763	4,524
Income before income tax benefit and equity in undistributed income of subsidiaries	10,988	10,539	10,435
Income tax benefit	(903)	(584)	(749)
Equity in undistributed income of subsidiaries	7,006	4,746	1,178
Net income	18,897	15,869	12,362
Parent Company [Member] | Bank [Member]
Income [Abstract]
Dividends from subsidiaries	11,767	11,546	12,896
Parent Company [Member] | Nonbank [Member]
Income [Abstract]
Dividends from subsidiaries	$ 1,150	$ 140	$ 21

Parent-Only Financial Statements, Statement of Comprehensive Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Parent-Only Statement of Comprehensive Income [Abstract]
Net income	$ 18,897	$ 15,869	$ 12,362
Other comprehensive income, net of tax:
Securities available for sale, Net change	3,053	(663)	1,538
Derivatives and hedging activities, Net change	(201)	(249)	89
Defined benefit plans adjustment, Net change	(395)	(607)	70
Wells Fargo other comprehensive income (loss), net of tax	2,443	(1,531)	1,729
Parent Company [Member]
Parent-Only Statement of Comprehensive Income [Abstract]
Net income	18,897	15,869	12,362
Other comprehensive income, net of tax:
Securities available for sale, Net change	61	(50)	(30)
Derivatives and hedging activities, Net change	31	(1)	(88)
Defined benefit plans adjustment, Net change	(379)	(650)	114
Equity in other comprehensive income of subsidiaries	2,730	(830)	1,733
Total comprehensive income	$ 21,340	$ 14,338	$ 14,091

Parent-Only Financial Statements, Balance Sheet (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 21,860,000,000		$ 19,440,000,000		$ 16,044,000,000	$ 27,080,000,000
Securities available for sale	235,199,000,000		222,613,000,000
Total assets	1,422,968,000,000	[1]	1,313,867,000,000	[1]
Liabilities and equity
Short-term borrowings	57,175,000,000		49,091,000,000		55,401,000,000
Accrued expenses and other liabilities	76,668,000,000		77,665,000,000
Long-term debt	127,379,000,000		125,354,000,000
Total liabilities	1,264,057,000,000	[2]	1,172,180,000,000	[2]
Stockholders' equity	157,554,000,000		140,241,000,000
Total liabilities and equity	1,422,968,000,000		1,313,867,000,000
Parent Company [Member]
Assets
Cash and cash equivalents	35,702,000,000		19,342,000,000		30,249,000,000	27,314,000,000
Securities available for sale	7,268,000,000		7,427,000,000
Other assets	7,880,000,000		7,579,000,000
Total assets	260,103,000,000		237,669,000,000
Liabilities and equity
Short-term borrowings	1,592,000,000		759,000,000
Accrued expenses and other liabilities	8,332,000,000		7,052,000,000
Long-term debt	76,233,000,000		77,613,000,000
Indebtedness to nonbank subsidiaries	16,392,000,000		12,004,000,000
Total liabilities	102,549,000,000		97,428,000,000
Stockholders' equity	157,554,000,000		140,241,000,000
Total liabilities and equity	260,103,000,000		237,669,000,000
Parent Company [Member] | Bank [Member]
Assets
Loans to subsidiaries	0		3,885,000,000
Investments in subsidiaries	148,693,000,000		135,155,000,000
Parent Company [Member] | Nonbank [Member]
Assets
Loans to subsidiaries	41,068,000,000		46,987,000,000
Investments in subsidiaries	19,492,000,000		17,294,000,000
Parent Company [Member] | Subsidiary banks [Member]
Assets
Cash and cash equivalents	35,697,000,000		19,312,000,000
Parent Company [Member] | Nonaffiliates [Member]
Assets
Cash and cash equivalents	$ 5,000,000		$ 30,000,000

[1]	Our consolidated assets at December 31, 2012 and December 31, 2011, include the following assets of certain variable interest entities (VIEs) that can only be used to settle the liabilities of those VIEs: Cash and due from banks, $260 million and $321 million; Trading assets, $114 million and $293 million; Securities available for sale, $2.8 billion and $3.3 billion; Mortgages held for sale, $469 million and $444 million; Net loans, $10.6 billion and $12.0 billion; Other assets, $457 million and $1.9 billion, and Total assets, $14.6 billion and $18.2 billion, respectively.
[2]	Our consolidated liabilities at December 31, 2012 and December 31, 2011, include the following VIE liabilities for which the VIE creditors do not have recourse to Wells Fargo: Short-term borrowings, $0 and $24 million; Accrued expenses and other liabilities, $134 million and $175 million; Long-term debt, $3.5 billion and $4.9 billion; and Total liabilities, $3.6 billion and $5.1 billion, respectively.

Parent-Only Financial Statements, Statement of Cash Flows (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net cash provided by operating activities	$ 58,540	$ 13,665	$ 18,772
Securities available for sale:
Sales proceeds	5,210	23,062	8,668
Prepayments and maturities	59,712	52,618	47,919
Purchases	(64,756)	(121,235)	(53,466)
Loans:
Other, net	(1,509)	(157)	2,800
Net cash provided by investing activities	(139,890)	(35,044)	(3,675)
Cash flows from financing activities:
Net increase (decrease) in short-term borrowings and indebtedness to subsidiaries	7,699	(6,231)	11,308
Long-term debt:
Proceeds from issuance	27,695	11,687	3,489
Repayment	(28,093)	(50,555)	(63,317)
Preferred stock:
Cash dividends paid	(892)	(844)	(737)
Proceeds from issuance	1,377	2,501	0
Common stock warrants repurchased	(1)	(2)	(545)
Common stock:
Proceeds from issuance	2,091	1,296	1,375
Repurchased	(3,918)	(2,416)	(91)
Cash dividends paid	(4,565)	(2,537)	(1,045)
Excess tax benefits related to stock option payments	226	79	98
Net cash used by financing activities	83,770	24,775	(26,133)
Net change in cash and due from banks	2,420	3,396	(11,036)
Cash and due from banks at beginning of year	19,440	16,044	27,080
Cash and due from banks at end of year	21,860	19,440	16,044
Parent Company [Member]
Cash flows from operating activities:
Net cash provided by operating activities	13,365	15,049	14,180
Securities available for sale:
Sales proceeds	6,171	11,459	2,441
Prepayments and maturities	30	0	0
Purchases	(5,845)	(16,487)	(119)
Loans:
Net repayments from (advances to) subsidiaries	9,191	1,318	(5,485)
Capital notes and term loans made to subsidiaries	(1,850)	(1,340)	0
Principal collected on notes/loans made to subsidiaries	2,462	5,779	11,282
Net decrease (increase) in investment in subsidiaries	(5,218)	(610)	1,198
Other, net	(2)	230	15
Net cash provided by investing activities	4,939	349	9,332
Cash flows from financing activities:
Net increase (decrease) in short-term borrowings and indebtedness to subsidiaries	5,456	(242)	1,860
Long-term debt:
Proceeds from issuance	16,989	7,058	1,789
Repayment	(18,693)	(31,198)	(23,281)
Preferred stock:
Cash dividends paid	(892)	(844)	(737)
Proceeds from issuance	1,377	2,501	0
Common stock warrants repurchased	(1)	(2)	(545)
Common stock:
Proceeds from issuance	2,091	1,296	1,375
Repurchased	(3,918)	(2,416)	(91)
Cash dividends paid	(4,565)	(2,537)	(1,045)
Excess tax benefits related to stock option payments	226	79	98
Other, net	(14)	0	0
Net cash used by financing activities	(1,944)	(26,305)	(20,577)
Net change in cash and due from banks	16,360	(10,907)	2,935
Cash and due from banks at beginning of year	19,342	30,249	27,314
Cash and due from banks at end of year	$ 35,702	$ 19,342	$ 30,249

Regulatory and Agency Capital Requirements (Details) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Regulatory And Agency Capital Requirements [Abstract]
Tier 1 capital ratio required to be well capitalized	6.00%
Total capital ratio required to be well capitalized	10.00%
Tier 1 leverage capital ratio required to be well capitalized	5.00%
Tier 1 capital ratio required for capital adequacy purposes	4.00%
Total capital ratio required for capital adequacy purposes	8.00%
Tier 1 leverage capital ratio required for capital adequacy purposes	4.00%
Regulatory and Agency Capital Requirements (Textual) [Abstract]
Trust preferred and perpetual preferred purchase securities included in Tier 1 capital	$ 4.8
Minimum leverage ratio for banking organizations	3.00%
Trust Preferred Securities [Member]
Regulatory and Agency Capital Requirements (Textual) [Abstract]
Trust preferred securities redeemed	2.7
Wells Fargo & Company [Member]
Regulatory And Agency Capital Requirements [Abstract]
Tier 1 capital, amounts	126.6	114
Total capital, amounts	157.6	148.5
Risk Weighted Assets	1,077.1	1,005.6
Adjusted Average Assets	1,336.4	1,262.6
Tier 1 capital ratio	11.75%	11.33%
Total capital ratio	14.63%	14.76%
Tier 1 leverage capital ratio	9.47%	9.03%
Wells Fargo Bank, NA [Member]
Regulatory And Agency Capital Requirements [Abstract]
Tier 1 capital, amounts	101.3	92.6
Total capital, amounts	124.8	117.9
Risk Weighted Assets	1,002	923.2
Adjusted Average Assets	$ 1,195.9	$ 1,115.4
Tier 1 capital ratio	10.11%	10.03%
Total capital ratio	12.45%	12.77%
Tier 1 leverage capital ratio	8.47%	8.30%